UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2019

On the following pages, you will find the 2019 annual report for the Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets squeezed out positive returns during the 12 months ended September 30, 2019. Despite heightened uncertainty, this reflected a recovery from the extremely steep market sell-off at the end of 2018. The US market posted the strongest performance over the period, as both developed-international and emerging-markets stocks declined.

Global economic growth slowed as corporate confidence dimmed in conjunction with ongoing trade disputes and other geopolitical issues. We recently revised down our global GDP forecasts and now expect very modest, but still positive, growth in 2020. In response to a visible deterioration in the global economy, many central banks pivoted toward easy monetary policy, causing interest rates to fall—some into negative territory. Yields on the US 10-year Treasury moved lower over the period, benefiting US taxable and tax-exempt bonds, which delivered returns of 8%–10%, handily beating equity market returns.

The offset to slowing economic growth has been a strong consumer, especially in the US where unemployment remains at historic lows. Looking ahead, we expect uncertainties—when and how trade tension will resolve, if the consumer will stay strong, and whether monetary policy will be effective—will increase volatility in stock and bond markets. The range of potential outcomes for both stocks and bonds is greater than normal, and we consider these when positioning our portfolios.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index and Canada. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or

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Portfolio Manager Commentary (continued)

unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 15 shows each Portfolio’s performance compared to its benchmark, the MSCI EAFE Index (net), for the six- and 12-month periods ended September 30, 2019. The table also includes each Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For both periods, the Portfolios underperformed their benchmark and Lipper Average. Relative underperformance was driven by weak stock selection and an underweight to defensive sectors, specifically health care and utilities. Geopolitical worries among investors caused stocks to underperform that appeared to have exposure to the trade war between the US and China and could stand to be at risk in the event of Brexit. This contributed to weak stock selection within materials and consumer discretionary, which detracted in the 12-month period.

In the six-month period, an overweight to Chinese and Indian stocks detracted, as slowing economic data in both countries caused stocks to fall and negatively affected country selection. Strong stock selection in technology and real estate was offset by weak stock selection in financials and consumer staples.

The Portfolios utilized derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for both periods, while currency forwards for hedging purposes had an immaterial impact for the six-month period, and detracted for the 12-month period.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For both periods, the Portfolio outperformed its benchmark, but underperformed the Lipper Average. During the 12-month period, security selection within China added to relative performance, amid a strong recovery in secular growth Chinese stocks; investors recognized the more durable growth from these stocks in spite of the ongoing concerns about a slowdown of the economy in the country. Despite trade-war headlines, the Portfolio’s Chinese holdings were large contributors to performance. The Portfolio’s exposure was in companies in resilient sectors that are mostly driven by domestic demand such as e-commerce and education, or aligned with government initiatives such as clean air. Somewhat offsetting these gains was exposure to Argentina, which sold off sharply and more than erased earlier gains on weak primary results for incumbent President Macri and disappointment that the country was not elevated from the MSCI’s Frontier Index. Russian energy companies also detracted as the energy sector underperformed.

For the six-month period, stock selection within China continued to contribute, as did stock selection in Brazil. Exposure to Vietnam also contributed, as companies in the country were benefiting as an investment alternative amid US-China trade tensions. Disappointing economic data from India continued to cause financials in the country to underperform, detracting from performance.

The Portfolio utilized derivatives for hedging and investment purposes in the form of futures, which detracted from absolute returns for both periods, while currency forwards added for the six-month period and detracted for the 12-month period.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or

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2019 Annual Report	3

Portfolio Manager Commentary (continued)

obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed the benchmark and Lipper Average. An underweight to the one-to-two-year part of the curve detracted from relative performance. Security selection was the primary driver of returns, particularly within the miscellaneous revenue and local general obligation (“GO”) sector. During the six-month period, the Portfolio underperformed the benchmark and Lipper Average. Similar to the 12-month period, a slight underweight to the one-to-two-year range of the curve slightly detracted performance. The Portfolio’s US Treasury position added to returns, as did security selection within the special tax sector.

Bonds rallied during the reporting period as the US Federal Reserve lowered short-term interest rates in response to slower economic growth, particularly with weak manufacturing and low inflation. Additionally, historically strong inflows into municipal bonds coupled with a dearth of supply, created a positive technical environment for the asset class. Despite the slowdown in economic growth, municipalities continued to improve their financial position; state and local government tax receipts in the second quarter of 2019 were 9.9% higher than the second quarter of 2018. Additionally, state rainy-day funds were at all-time highs. In recognition of this improvement, 71% of the Moody’s rating changes during the second quarter of 2019 were upgrades compared to downgrades.

The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.85% and 0.00%, respectively.

The Portfolio utilized derivatives in the form of interest rate swaps and inflation swaps for hedging purposes, which had an immaterial impact on performance for both periods.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and,

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Portfolio Manager Commentary (continued)

in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 15 shows each Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2019. The table also includes performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds for the New York Municipal Portfolio. Funds in the applicable Lipper Average have generally similar investment objectives to the corresponding Portfolio, although some of the funds have different investment policies, sales and management fees and fund expenses.

During the 12-month period, the Diversified Municipal and New York Municipal Portfolios outperformed their benchmark, but lagged the Lipper Average, while the California Municipal Portfolio underperformed the benchmark and Lipper Average. Security selection was the primary driver of returns, relative to the benchmark, particularly within the state and local GO sectors. Yield-curve positioning detracted from returns. During the six-month period, the Portfolios outperformed their benchmark and modestly lagged the Lipper Average. Performance was driven by the Portfolios’ overweight to municipal credit, as well as security selection within both the state and local GO sectors. Similar to the 12-month period, yield-curve positioning detracted from performance due to the modest underweight in both the five-to-six- and six-to-seven-year parts of the curve.

Bonds rallied during the reporting period as the US Federal Reserve lowered short-term interest rates in response to slower economic growth, particularly with weak manufacturing and low inflation. Additionally, historically strong inflows into municipal bonds coupled with a dearth of supply, created a positive technical environment for the asset class. Despite the slowdown in economic growth, municipalities continued to

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Portfolio Manager Commentary (continued)

improve their financial position; state and local government tax receipts in the second quarter of 2019 were 9.9% higher than the second quarter of 2018. Additionally, state rainy-day funds were at all-time highs. In recognition of this improvement, 71% of the Moody’s rating changes during the second quarter of 2019 were upgrades compared to downgrades.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2019, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.58% and 0.00%, respectively, for California Municipal Portfolio; 4.38% and 0.01%, respectively, for Diversified Municipal Portfolio and 2.57% and 0.00%, respectively, for New York Municipal Portfolio.

The Portfolios utilized interest rate swaps and inflation swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for both periods.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have

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Portfolio Manager Commentary (continued)

generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed the benchmark and outperformed the Lipper Average. The Portfolio’s shorter-than-benchmark duration and yield-curve positioning from underweights among longer-term maturities detracted from relative performance, as interest rates fell during the period. Sector allocations were a small detractor, as losses in off-benchmark inflation-linked securities were mostly offset by an underweight in mortgage pass-throughs and overweights in asset-backed and commercial mortgage-backed securities (“CMBS”). Country positioning and currency investments did not have a meaningful impact on performance. Security decisions were a strong contributor to performance, primarily from allocations to investment- and non-investment-grade corporate bonds, and CMBS.

During the six-month period, the Portfolio underperformed the benchmark and outperformed the Lipper Average. The Portfolio’s shorter-than-benchmark duration and yield-curve positioning from underweights among longer-term maturities detracted as interest rates fell during the period. Sector allocations were a small detractor, as losses in off-benchmark inflation-linked securities were mostly offset by an underweight in US Treasuries, an off-benchmark exposure in eurozone treasuries, and an underweight in mortgage pass-throughs. Country positioning and currency investments did not have a meaningful impact on performance. Security decisions were a strong contributor to performance, primarily from allocations to CMBS, and investment- and non-investment-grade corporate bonds.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. In the 12-month period, variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 1-3 Year

(Portfolio Manager Commentary continued on next page)

2019 Annual Report	7

Portfolio Manager Commentary (continued)

US Treasury Index, for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed its benchmark and the Lipper Average. Yield-curve positioning was a slight detractor in the period, offset by an off-benchmark country allocation to Japan. Sector positioning contributed to performance, relative to the benchmark, helped most by an exposure to CMBS. Neither currency positioning nor security decisions had a meaningful impact on performance.

During the six-month period, the Portfolio underperformed its benchmark and the Lipper Average. Yield-curve positioning was a slight detractor in the period, offset partially by an off-benchmark country allocation to Japan. Sector positioning contributed to performance, helped most by an exposure to CMBS. Neither currency positioning nor security decisions had a meaningful impact on performance.

During both periods, the Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios.

(Disclosures and Risks continued on next page)

2019 Annual Report	9

Disclosures and Risks (continued)

The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

International, Tax-Managed International, Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than

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2019 Annual Report	11

Disclosures and Risks (continued)

is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular

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12	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Emerging Markets Portfolio:

Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before

(Disclosures and Risks continued on next page)

2019 Annual Report	13

Disclosures and Risks (continued)

investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International Portfolio	1.83%	-4.47%	2.68%	2.86%	2.96%	4/30/1999
Tax-Managed International Portfolio	1.83%	-4.44%	2.68%	2.86%	5.22%	6/22/1992
Return after taxes on Distributions[1]	1.83%	-4.61%	2.43%	2.67%	4.41%
Return after taxes on Distributions and sale of shares[1]	1.08%	-2.22%	2.20%	2.43%	4.39%
MSCI EAFE Index (net)	2.57%	-1.34%	3.27%	4.90%
Lipper International Multi-Cap Growth Funds Average	2.58%	-0.98%	4.18%	5.56%

Emerging Markets Portfolio[2]	-3.34%	-0.91%	1.24%	2.17%	6.14%	12/15/1995
MSCI EM Index (net)	-3.66%	-2.02%	2.33%	3.37%
Lipper Emerging Markets Funds Average	-1.77%	1.08%	2.56%	3.87%

Short Duration Diversified Municipal Portfolio	1.01%	2.41%	0.77%	0.87%	2.39%	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	1.02%	2.64%	1.09%	1.10%
Lipper Short-Term Municipal Debt Funds Average	1.26%	2.90%	1.01%	1.16%

California Municipal Portfolio	2.31%	5.50%	2.11%	2.60%	4.17%	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%	2.17%	2.70%
Lipper California Intermediate Municipal Debt Funds Average	3.05%	6.66%	2.60%	3.16%

Diversified Municipal Portfolio	2.52%	6.21%	2.22%	2.61%	4.40%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%	2.17%	2.70%
Lipper Intermediate Municipal Debt Funds Average	3.15%	6.96%	2.63%	3.12%

New York Municipal Portfolio	2.49%	6.03%	2.29%	2.52%	4.40%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%	2.17%	2.70%
Lipper New York Intermediate Municipal Debt Funds Average	3.02%	6.77%	2.39%	2.74%

Intermediate Duration Portfolio	5.15%	9.70%	3.56%	4.29%	5.94%	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	5.42%	10.30%	3.38%	3.75%
Lipper Core Bond Funds Average	5.13%	9.47%	3.06%	3.84%

Short Duration Plus Portfolio	1.92%	3.96%	1.22%	1.26%	3.85%	12/12/1988
ICE BofA ML 1-3 Year US Treasury Index	2.02%	4.36%	1.32%	1.18%
Lipper Short-Term Investment Grade Debt Funds Average	2.13%	4.23%	1.74%	1.97%

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance and footnotes continued on next page)

2019 Annual Report	15

Historical Performance (continued from previous page)

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.06% for International Portfolio; 1.01% for Tax-Managed International Portfolio; 1.29% for Emerging Markets Portfolio; 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.46% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.57% for Intermediate Duration Portfolio and 0.57% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance continued on next page)

16	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2019.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance continued on next page)

2019 Annual Report	17

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Intermediate Duration
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2019.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

18	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2019 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2019	ENDING ACCOUNT VALUE SEPTEMBER 30, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,018.30	$5.36	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%

Tax-Managed International Class Shares
Actual	$1,000	$1,018.30	$5.11	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%

Emerging Markets Class Shares
Actual	$1,000	$966.60	$6.41	1.30%
Hypothetical**	$1,000	$1,018.55	$6.58	1.30%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,010.10	$2.47	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%

California Municipal Class Shares
Actual	$1,000	$1,023.10	$2.79	0.55%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$1,025.20	$2.39	0.47%
Hypothetical**	$1,000	$1,022.71	$2.38	0.47%

New York Municipal Class Shares
Actual	$1,000	$1,024.90	$2.69	0.53%
Hypothetical**	$1,000	$1,022.41	$2.69	0.53%

Intermediate Duration Class Shares**
Actual	$1,000	$1,051.50	$2.93	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%

Short Duration Plus Class Shares
Actual	$1,000	$1,019.20	$2.83	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2019 Annual Report	19

Portfolio Summary—September 30, 2019 (Unaudited)

International Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	18.0%
Industrials	15.4
Information Technology	13.8
Consumer Staples	11.5
Health Care	10.2
Consumer Discretionary	9.7
Energy	6.0
Materials	5.8
Communication Services	4.5
Utilities	3.3
Real Estate	1.8

Tax-Managed International Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	17.9%
Industrials	15.4
Information Technology	13.8
Consumer Staples	11.5
Health Care	10.2
Consumer Discretionary	9.7
Energy	6.0
Materials	5.9
Communication Services	4.5
Utilities	3.3
Real Estate	1.8

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	27.4%
Information Technology	15.5
Consumer Discretionary	13.1
Consumer Staples	7.6
Industrials	7.0
Energy	6.9
Communication Services	5.2
Materials	5.2
Real Estate	4.4
Health Care	4.0
Utilities	3.7

1	All data are as of September 30, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 6.4% in MSCI EM Index countries and 13.1% in MSCI EAFE Index countries.

3	“Other” represents 6.4% in MSCI EM Index countries and 13.2% in MSCI EAFE Index countries.

4	“Other” represents 3.5% in MSCI EM Index countries, 0.8% in MSCI EAFE Index countries and 1.1% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2019 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2019 Annual Report	21

Portfolio Summary—September 30, 2019 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2019. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.4% in 16 different states and District of Columbia.

3	“Other” represents less than 0.4% in 11 different states and American Samoa.

4	“Other” represents less than 2.5% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.4% in 11 different states, American Samoa and District of Columbia.

22	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2019 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of September 30, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Emerging Markets—Sovereigns and Emerging Markets—Treasuries.

2019 Annual Report	23

Statement of Assets and Liabilities—September 30, 2019

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,360,788,760	$3,193,727,018	$1,276,254,773

Affiliated issuers	17,945,224	48,727,250	11,746,656

Foreign currencies, at value (a)	3,858,308	7,407,021	4,244,925

Cash collateral due from broker	1,353,950	2,843,701	1,210,033

Receivables:

Unaffiliated interest and dividends	3,133,879	7,352,158	2,798,506

Affiliated dividends	56,510	138,433	24,024

Foreign withholding tax reclaims	2,590,128	6,099,269	0

Investment securities sold and foreign currency transactions	11,653,816	26,295,237	6,698,776

Capital shares sold	127,000	433,254	704,960

Variation margin on futures	72,932	140,585	0

Unrealized appreciation of forward currency exchange contracts	3,908,532	14,875,793	4,778,607

Total assets	1,405,489,039	3,308,039,719	1,308,461,260

LIABILITIES

Due to custodian	0	0	420,000

Cash collateral due to broker	2,342,000	4,732,000	880,000

Payables:

Investment securities purchased and foreign currency transactions	2,155,157	8,004,582	3,837,141

Management fee	806,203	1,825,017	955,756

Capital shares redeemed	767,734	615,807	105,775

Shareholder servicing fee	205,150	547,978	217,586

Transfer Agent fee	13,126	19,426	25,588

Distribution fee	1,245	413	0

Accrued expenses and other liabilities	602,926	1,347,146	163,622

Unrealized depreciation of forward currency exchange contracts	4,524,023	19,011,203	4,542,093

Total liabilities	11,417,564	36,103,572	11,147,561

NET ASSETS	$1,394,071,475	$3,271,936,147	$1,297,313,699

Cost of investments

Unaffiliated issuers	$1,247,166,435	$2,952,823,091	$1,239,239,589

Affiliated issuers	17,945,224	48,727,250	11,746,656

NET ASSETS CONSIST OF:

Capital stock, at par	$86,891	$196,207	$49,824

Additional paid-in capital	1,348,276,284	3,161,193,536	1,289,686,407

Distributable earnings (b)	45,708,300	110,546,404	7,577,468

	$1,394,071,475	$3,271,936,147	$1,297,313,699

(a) Cost: $3,887,220, $7,465,205 and $4,256,695, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $454,177, $1,079,079 and $4,100, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

International Class/Tax-Managed International Class/Emerging Markets Class Shares

Net Assets	$1,063,679,663	$2,840,359,420	$1,120,426,477

Shares of capital stock outstanding	66,066,266	170,011,674	43,040,544

Net asset value, offering and redemption price per share	$16.10	$16.71	$26.03

Class A Shares

Net Assets	$3,791,955	$1,629,485

Shares of capital stock outstanding	237,168	99,009

Net asset value and redemption price per share	$15.99	$16.46

Sales charge—4.25% of public offering price	0.71	0.73

Maximum offering price	$16.70	$17.19

Class B Shares

Net Assets		$2,829.61

Shares of capital stock outstanding		169.29

Net asset value and offering price per share		$16.71

Class C Shares

Net Assets	$672,193	$124,726

Shares of capital stock outstanding	42,236.50	7,527

Net asset value and offering price per share	$15.91	$16.57

Class Z Shares

Net Assets	$325,927,664	$429,819,686	$176,887,222

Shares of capital stock outstanding	20,544,917	26,088,829	6,782,989

Net asset value and offering price per share	$15.86	$16.48	$26.08

See Notes to Financial Statements.

2019 Annual Report	25

Statement of Assets and Liabilities—September 30, 2019 (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities, at value	$191,917,209	$1,352,313,874	$6,426,518,022

Cash	89,117	14,350,320	21,519,774

Cash collateral due from broker	104,021	1,964,976	8,542,916

Receivables:

Interest	2,285,049	17,630,665	77,770,629

Affiliated dividends	3,843	0	0

Investment securities sold	0	407,946	3,022,106

Capital shares sold	824,891	2,024,050	5,237,631

Total assets	195,224,130	1,388,691,831	6,542,611,078

LIABILITIES

Payables:

Dividends to shareholders	53,279	570,562	3,202,284

Investment securities purchased	3,474,956	48,567,771	134,773,553

Capital shares redeemed	414,167	387,931	2,609,472

Management fee	44,213	423,638	1,706,264

Shareholder servicing fee	14,799	93,325	387,931

Variation margin on centrally cleared swaps	1,986	43,308	172,973

Distribution fee	0	22,696	77,296

Transfer Agent fee	1,564	4,374	21,502

Accrued expenses	26,666	98,782	407,320

Unrealized depreciation of inflation swaps	101,604	1,815,299	9,541,225

Market value on credit default swaps (a)	0	398,118	1,664,438

Total liabilities	4,133,234	52,425,804	154,564,258

NET ASSETS	$191,090,896	$1,336,266,027	$6,388,046,820

Cost of investments	$190,955,963	$1,300,636,792	$6,155,881,817

NET ASSETS CONSIST OF:

Capital stock, at par	$15,132	$92,518	$438,538

Additional paid-in capital	191,609,781	1,302,773,218	6,182,687,529

Distributable earnings (accumulated loss)	(534,017)	33,400,291	204,920,753

	$191,090,896	$1,336,266,027	$6,388,046,820

(a) Net premiums received of $0, $512,894 and $2,113,508, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$191,090,896	$1,212,946,301	$4,989,558,352

Shares of capital stock outstanding	15,131,965	83,979,581	342,561,078

Net asset value, offering and redemption price per share	$12.63	$14.44	$14.57

Class A Shares

Net Assets		$73,875,341	$233,833,292

Shares of capital stock outstanding		5,114,531	16,042,869

Net asset value and redemption price per share		$14.44	$14.58

Sales charge—3.00% of public offering price		0.45	0.45

Maximum offering price		$14.89	$15.03

Class B Shares

Net Assets			$5,769

Shares of capital stock outstanding			396

Net asset value and offering price per share			$14.57

Class C Shares

Net Assets		$10,910,331	$42,151,445

Shares of capital stock outstanding		755,510	2,893,131

Net asset value and offering price per share		$14.44	$14.57

Advisor Class Shares

Net Assets		$38,534,054	$278,371,142

Shares of capital stock outstanding		2,667,884	19,127,067

Net asset value and offering price per share		$14.44	$14.55

Class Z Shares

Net Assets			$844,126,820

Shares of capital stock outstanding			57,913,802

Net asset value and offering price per share			$14.58

See Notes to Financial Statements.

2019 Annual Report	27

Statement of Assets and Liabilities—September 30, 2019 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

ASSETS

Investments in securities, at value	$1,830,557,673	$3,511,456,127	$249,474,969

Foreign currencies, at value (a)	0	163,848	0

Cash	37,188,902	27,810,300	1,741,387

Cash collateral due from broker	4,419,618	8,667,743	242,378

Receivables:

Interest	22,375,308	17,407,916	1,049,801

Investment securities sold	0	2,364,202	0

Capital shares sold	1,121,356	1,287,883	249,590

Variation margin on futures	0	405,567	0

Unrealized appreciation of forward currency exchange contracts	0	2,391,410	22,508

Market value on credit default swaps (b)	0	898,356	41,296

Total assets	1,895,662,857	3,572,853,352	252,821,929

LIABILITIES

Payables:

Dividends to shareholders	841,852	2,236,525	97,243

Investment securities purchased	57,685,758	134,842,257	0

Capital shares redeemed	315,169	1,599,369	6,344

Management fee	564,966	1,120,460	67,777

Shareholder servicing fee	124,792	261,513	17,496

Variation margin on centrally cleared swaps	67,872	78,885	0

Distribution fee	43,905	3	6,696

Transfer Agent fee	4,659	24,694	3,501

Variation margin on futures	0	0	22,209

Accrued expenses	140,798	701,262	64,477

Market value on credit default swaps (c)	555,935	12,565,981	644,429

Unrealized depreciation of forward currency exchange contracts	0	2,933,672	0

Unrealized depreciation of inflation swaps	2,144,350	0	0

Total liabilities	62,490,056	156,364,621	930,172

NET ASSETS	$1,833,172,801	$3,416,488,731	$251,891,757

Cost of investments	$1,758,476,866	$3,392,173,720	$247,656,565

NET ASSETS CONSIST OF:

Capital stock, at par	$129,320	$252,247	$21,463

Additional paid-in capital	1,779,973,929	3,299,370,799	261,671,572

Distributable earnings (accumulated loss) (d)	53,069,552	116,865,685	(9,801,278)

	$1,833,172,801	$3,416,488,731	$251,891,757

(a) Cost: $0, $164,056 and $0, respectively. (Note 1)

(b) Net premiums paid of $0, $2,219,890 and $89,837, respectively.

(c) Net premiums received of $705,951, $14,297,057 and $703,238, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $286,369 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

28	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class/Short Duration Plus Class Shares

Net Assets	$1,629,138,415	$3,416,458,241	$229,119,280

Shares of capital stock outstanding	114,922,276	252,244,654	19,523,537

Net asset value, offering and redemption price per share	$14.18	$13.54	$11.74

Class A Shares (a)

Net Assets	$119,718,081	$10,164	$20,462,443

Shares of capital stock outstanding	8,447,689	750	1,742,345

Net asset value and redemption price per share	$14.17	$13.55	$11.74

Sales charge—3.00% for New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio and Short Duration Plus Portfolio of public offering price	0.44	0.60	0.52

Maximum offering price	$14.61	$14.15	$12.26

Class B Shares

Net Assets			$6,366

Shares of capital stock outstanding			543

Net asset value and offering price per share			$11.72

Class C Shares

Net Assets	$27,143,410		$2,303,668

Shares of capital stock outstanding	1,915,073		196,579

Net asset value and offering price per share	$14.17		$11.72

Advisor Class Shares (a)

Net Assets	$57,172,895	$10,163

Shares of capital stock outstanding	4,035,366	750

Net asset value and offering price per share	$14.17	$13.55

Class Z Shares (a)

Net Assets		$10,163

Shares of capital stock outstanding		750

Net asset value and offering price per share		$13.55

(a) Class A, Adviser Class and Class Z of Intermediate Duration Portfolio commenced distribution on July 23, 2019.

See Notes to Financial Statements.

2019 Annual Report	29

Statement of Operations—for the year ended September 30, 2019

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$8,149	$10,879	$0

Dividends

Unaffiliated issuers (a)	34,108,305	79,604,333	41,855,662

Affiliated issuers	859,904	2,100,052	453,325

Total income	34,976,358	81,715,264	42,308,987

Expenses:

Management fee (see Note 2A)	10,436,452	23,626,745	12,339,143

Shareholder servicing fee (see Note 2B)	2,656,188	7,072,160	2,808,185

Custodian fee	356,922	512,010	568,793

Transfer Agent fee—Non-Retail Class	111,259	187,171	274,690

Transfer Agent fee—Class A	12,412	4,186	0

Transfer Agent fee—Class B	11	18	0

Transfer Agent fee—Class C	1,910	313	0

Transfer Agent fee—Advisor Class	0	0	0

Transfer Agent fee—Class Z	64,545	83,827	37,103

Distribution fees—Class A	14,025	5,287	0

Distribution fees—Class B	14	33	0

Distribution fees—Class C	7,166	1,500	0

Auditing and tax fees	63,419	120,841	76,620

Directors’ fees and expenses	47,031	117,026	46,603

Registration fees	86,104	93,058	41,716

Printing fees	42,130	40,913	48,355

Legal fees	34,495	65,199	30,993

Miscellaneous	81,379	143,790	169,517

Total expenses	14,015,462	32,074,077	16,441,718

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(74,857)	(103,689)	(20,150)

Net expenses	13,940,605	31,970,388	16,421,568

Net investment income	21,035,753	49,744,876	25,887,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(50,205,610)	(131,776,995)	(47,849,150)

Forward currency exchange contracts	(6,342,353)	(16,576,747)	1,523,484

Futures	(256,009)	(3,611,137)	(1,144,439)

Swaps	0	0	0

Foreign currency transactions	(735,388)	(3,672,457)	(181,215)

Net realized gain (loss) on investment and foreign currency transactions	(57,539,360)	(155,637,336)	(47,651,320)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(29,214,239)	(51,917,285)	13,377,394

Forward currency exchange contracts	(3,643,857)	(4,664,334)	(5,248,609)

Futures	(441,646)	(1,037,769)	(229,337)

Swaps	0	0	0

Foreign currency denominated assets and liabilities	(46,920)	(141,622)	11,669

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,346,662)	(57,761,010)	7,911,117

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(90,886,022)	(213,398,346)	(39,740,203)

Contributions from affiliates (see Note 2A)	0	0	70,803

Net increase (decrease) in net assets resulting from operations	$(69,850,269)	$(163,653,470)	$(13,781,981)

(a) Net of foreign withholding taxes of $3,512,962, $8,188,519 and $3,719,835 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $124,849, $276,696 and $0 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $400,989, $976,587and $4,100 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

$3,349,851	$35,035,825	$187,691,560

0	0	0

91,181	0	0

3,441,032	35,035,825	187,691,560

560,663	5,327,595	22,632,926

186,888	1,181,680	5,238,466

82,360	191,723	279,820

19,313	27,562	119,930

0	24,314	54,044

0	0	21

0	4,200	23,059

0	9,844	161,762

0	0	155,304

0	167,474	554,458

0	0	70

0	112,967	503,862

5,508	45,686	197,808

6,114	42,083	218,616

25,690	23,556	193,370

3,554	13,624	194,803

5,522	34,549	157,346

35,786	76,854	196,933

931,398	7,283,711	30,882,598

(3,993)	0	0

927,405	7,283,711	30,882,598

2,513,627	27,752,114	156,808,962

5,568	2,930,213	(1,352,642)

0	0	0

0	0	0

(23,749)	(744,981)	(2,877,155)

0	0	0

(18,181)	2,185,232	(4,229,797)

1,922,806	40,695,494	252,652,442

0	0	0

0	0	0

(105,248)	(2,056,295)	(12,362,212)

0	0	0

1,817,558	38,639,199	240,290,230

1,799,377	40,824,431	236,060,433

0	0	0

$4,313,004	$68,576,545	$392,869,395

2019 Annual Report	31

Statement of Operations—for the year ended September 30, 2019 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$50,862,381	$115,663,363	$5,981,415

Total income	50,862,381	115,663,363	5,981,415

Expenses:

Management fee (see Note 2A)	7,309,746	14,406,554	840,727

Shareholder servicing fee (see Note 2B)	1,619,580	3,289,133	213,653

Custodian fee	195,884	256,069	107,858

Transfer Agent fee—Non-Retail Class	38,878	198,646	21,898

Transfer Agent fee—Class A	44,091	20	35,389

Transfer Agent fee—Class B	0	0	37

Transfer Agent fee—Class C	11,161	0	3,938

Transfer Agent fee—Advisor Class	16,470	20	0

Distribution fees—Class A	302,558	5	59,932

Distribution fees—Class B	0	0	87

Distribution fees—Class C	297,989	0	25,733

Registration fees	48,357	91,807	71,164

Auditing and tax fees	60,676	112,270	15,923

Directors’ fees and expenses	59,525	107,823	8,734

Legal fees	48,134	116,688	6,506

Printing fees	58,635	41,075	35,944

Miscellaneous	79,948	133,694	29,516

Total expenses	10,191,632	18,753,804	1,477,039

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	(14,201)

Net expenses	10,191,632	18,753,804	1,462,838

Net investment income	40,670,749	96,909,559	4,518,577

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	2,978,358	17,444,281	67,329

Forward currency exchange contracts	0	(3,912,182)	1,709

Futures	0	33,517,615	767,440

Swaps	(1,849,248)	1,743,673	173,995

Foreign currency transactions	0	6,667,652	187,879

Net realized gain on investment transactions	1,129,110	55,461,039	1,198,352

Net change in unrealized appreciation/depreciation of:

Investments (b)	63,207,890	147,020,659	3,377,049

Forward currency exchange contracts	0	(3,520,544)	(96,949)

Futures	0	4,362,600	(53,768)

Swaps	(394,383)	2,573,197	202,635

Foreign currency denominated assets and liabilities	0	56,708	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	62,813,507	150,492,620	3,428,967

Net realized and unrealized gain on investment transactions	63,942,617	205,953,659	4,627,319

Contributions from affiliates (see Note 2A)	0	33,244	0

Net increase in net assets resulting from operations	$104,613,366	$302,896,462	$9,145,896

(a) Net of foreign capital gains taxes of $0, $20,136 and $0 for the New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $286,369 and $0 for the New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

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2019 Annual Report	33

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$21,035,753	$21,130,333	$49,744,876	$50,079,068

Net realized gain (loss) on investment and foreign currency transactions	(57,539,360)	60,683,735	(155,637,336)	112,072,142

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,346,662)	(89,459,119)	(57,761,010)	(183,015,810)

Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	(69,850,269)	(7,645,051)	(163,653,470)	(20,864,600)

Distributions to shareholders (a)	(69,495,153)	(18,965,051)	(51,208,202)	(50,598,745)

Capital-share transactions:

Net proceeds from sales of shares	100,534,838	151,280,982	244,949,089	283,803,721

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	66,712,565	17,145,634	42,388,672	41,956,974

Total proceeds from shares sold	167,247,403	168,426,616	287,337,761	325,760,695

Cost of shares redeemed	(175,391,195)	(257,377,009)	(365,621,413)	(386,197,982)

Net increase (decrease) in net assets from capital-share transactions	(8,143,792)	(88,950,393)	(78,283,652)	(60,437,287)

Net increase (decrease) in net assets	(147,489,214)	(115,560,495)	(293,145,324)	(131,900,632)

NET ASSETS:

Beginning of period	1,541,560,689	1,657,121,184	3,565,081,471	3,696,982,103

End of period	$1,394,071,475	$1,541,560,689	$3,271,936,147	$3,565,081,471

(a) See page 38 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and California Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

$25,887,419	$13,583,958	$2,513,627	$1,947,693	$27,752,114	$28,028,423

(47,651,320)	97,009,579	(18,181)	(1,120,903)	2,185,232	(1,010,266)

7,911,117	(230,276,437)	1,817,558	(506,005)	38,639,199	(29,578,881)

70,803	31,039	0	0	0	0

(13,781,981)	(119,651,861)	4,313,004	320,785	68,576,545	(2,560,724)

(91,037,206)	(11,971,261)	(2,508,353)	(1,947,147)	(27,884,379)	(28,145,366)

205,841,076	176,902,096	89,369,870	114,448,996	251,711,411	291,440,533

70,945,839	10,565,975	2,142,341	1,629,952	22,365,096	22,665,506

276,786,915	187,468,071	91,512,211	116,078,948	274,076,507	314,106,039

(226,873,188)	(189,695,193)	(90,373,727)	(129,610,409)	(279,403,332)	(246,311,613)

49,913,727	(2,227,122)	1,138,484	(13,531,461)	(5,326,825)	67,794,426

(54,905,460)	(133,850,244)	2,943,135	(15,157,823)	35,365,341	37,088,336

1,352,219,159	1,486,069,403	188,147,761	203,305,584	1,300,900,686	1,263,812,350

$1,297,313,699	$1,352,219,159	$191,090,896	$188,147,761	$1,336,266,027	$1,300,900,686

2019 Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$156,808,962	$154,565,535	$40,670,749	$40,078,668

Net realized gain (loss) on investment transactions	(4,229,797)	(866,370)	1,129,110	(396,194)

Net change in unrealized appreciation/depreciation of investments	240,290,230	(188,681,784)	62,813,507	(50,633,480)

Contributions from affiliates (see Note 2A)	0	0	0	603

Net increase (decrease) in net assets resulting from operations	392,869,395	(34,982,619)	104,613,366	(10,950,403)

Distributions to shareholders (a)	(157,310,966)	(155,153,345)	(40,706,640)	(40,285,491)

Capital-share transactions:

Net proceeds from sales of shares	1,776,519,252	2,036,799,786	290,002,495	327,122,322

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	128,247,819	127,812,572	32,240,255	32,159,532

Total proceeds from shares sold	1,904,767,071	2,164,612,358	322,242,750	359,281,854

Cost of shares redeemed	(2,747,582,845)	(1,936,058,517)	(375,907,447)	(291,068,256)

Net increase (decrease) in net assets from capital-share transactions	(842,815,774)	228,553,841	(53,664,697)	68,213,598

Net increase (decrease) in net assets	(607,257,345)	38,417,877	10,242,029	16,977,704

NET ASSETS:

Beginning of period	6,995,304,165	6,956,886,288	1,822,930,772	1,805,953,068

End of period	$6,388,046,820	$6,995,304,165	$1,833,172,801	$1,822,930,772

(a) See pages 38-39 for share class information on dividend distributions for the Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

$96,909,559	$78,121,563	$4,518,577	$2,951,106

55,461,039	(32,870,048)	1,198,352	(2,104,358)

150,492,620	(83,430,444)	3,428,967	(800,019)

33,244	0	0	0

302,896,462	(38,178,929)	9,145,896	46,729

(106,879,355)	(82,290,539)	(4,908,029)	(3,257,158)

379,432,489	501,187,296	117,048,284	92,383,791

81,451,447	64,572,044	4,125,292	2,668,036

460,883,936	565,759,340	121,173,576	95,051,827

(532,057,461)	(516,998,084)	(90,252,370)	(132,148,443)

(71,173,525)	48,761,256	30,921,206	(37,096,616)

124,843,582	(71,708,212)	35,159,073	(40,307,045)

3,291,645,149	3,363,353,361	216,732,684	257,039,729

$3,416,488,731	$3,291,645,149	$251,891,757	$216,732,684

See Notes to Financial Statements.

2019 Annual Report	37

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

International Class and Tax-Managed International Class, respectively	$(52,502,914)	$(14,325,300)	$(43,586,547)	$(44,003,206)

Class A	(158,641)	(281,507)	(39,012)	(24,488)

Class B	(77)	0	(20)	(17)

Class C	(26,508)	0	(1,323)	0

Class Z	(16,807,013)	(4,358,244)	(7,581,300)	(6,571,034)

	$(69,495,153)	$(18,965,051)	$(51,208,202)	$(50,598,745)

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

Emerging Markets Class	$(78,152,549)	$(10,055,242)

Class Z	(12,884,657)	(1,916,019)

	$(91,037,206)	$(11,971,261)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

Municipal Class	$(25,801,371)	$(25,877,643)	$(125,152,990)	$(121,945,462)

Class A	(1,333,213)	(1,705,954)	(4,858,512)	(5,519,314)

Class B	0	0	(84)	(270)

Class C	(141,286)	(173,834)	(718,042)	(764,082)

Advisor Class	(608,509)	(387,935)	(7,374,729)	(25,331,563)

Class Z	0	0	(19,206,609)	(1,592,654	) (a)

	$(27,884,379)	$(28,145,366)	$(157,310,966)	$(155,153,345)

(a) Commenced distribution on July 2, 2018.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18

Distributions to shareholders:

Municipal Class	$(36,768,289)		$(36,378,164)

Class A	(2,499,757)		(2,663,477)

Class B	0		(24)

Class C	(392,368)		(492,791)

Advisor Class	(1,046,226)		(751,035)

	$(40,706,640)		$(40,285,491)

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18

Distributions to shareholders:

Intermediate Duration Class	$(106,879,241)		$(82,290,539)

Class A	(28	) (a)	0

Advisor Class	(33	) (a)	0

Class Z	(53	) (a)	0

	$(106,879,355)		$(82,290,539)

(a) Commenced distribution on July 23, 2019.

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

Short Duration Plus Class	$(4,471,793)	$(2,980,762)

Class A	(398,772)	(245,961)

Class B	(102)	(132)

Class C	(37,362)	(30,303)

	$(4,908,029)	$(3,257,158)

See Notes to Financial Statements.

2019 Annual Report	39

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$17.77	$18.11	$15.72	$14.68		$15.86

Income from investment operations:

Investment income, net†‡	0.23	0.23	0.21	0.25	^	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.10)	(0.37)	2.45	1.01		(1.04)

Total from investment operations	(0.87)	(0.14)	2.66	1.26		(0.85)

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.20)	(0.27)	(0.22)		(0.33)

Distributions from net realized gain on investment transactions	(0.53)	0	0	0		0

Total dividends and distributions	(0.80)	(0.20)	(0.27)	(0.22)		(0.33)

Net asset value, end of period	$16.10	$17.77	$18.11	$15.72		$14.68

Total return (a)	(4.47)%	(0.78)%	17.27%	8.63%	^	(5.46)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,063,680	$1,172,933	$1,321,390	$1,355,337		$1,454,581

Average net assets (000 omitted)	$1,062,475	$1,255,011	$1,326,123	$1,418,373		$1,569,703

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.06%	1.08%	1.16%	1.16%		1.16% +

Expenses, before waivers/reimbursements	1.06%	1.10%	1.21%	1.20%		1.21% +

Net investment income‡	1.46%	1.25%	1.32%	1.66%	^	1.21% +

Portfolio turnover rate	47%	45%	82%	77%		80%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$17.77	$18.15	$15.79	$14.75		$15.93

Income from investment operations:

Investment income, net†‡	0.24	0.24	0.22	0.25	^	0.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)	(0.37)	2.41	1.02		(1.03)

Total from investment operations	(0.81)	(0.13)	2.63	1.27		(0.83)

Less dividends:

Dividends from net investment income	(0.25)	(0.25)	(0.27)	(0.23)		(0.35)

Net asset value, end of period	$16.71	$17.77	$18.15	$15.79		$14.75

Total return (a)	(4.44)%	(0.77)%	17.02%	8.65%	^	(5.32)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,840,359	$3,112,837	$3,285,902	$3,247,504		$3,565,820

Average net assets (000 omitted)	$2,828,864	$3,267,732	$3,225,527	$3,404,447		$3,748,062

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.01%	1.03%	1.11%	1.11%		1.11%	+

Expenses, before waivers/reimbursements	1.02%	1.04%	1.16%	1.16%		1.16%	+

Net investment income‡	1.50%	1.31%	1.38%	1.68%	^	1.29%	+

Portfolio turnover rate	48%	46%	78%	69%		76%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2019 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$28.39	$31.25	$26.21		$22.77		$28.47

Income from investment operations:

Investment income, net†‡	0.51	0.28	0.19		0.15	^	0.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.95)	(2.90)	5.00		3.86		(4.98)

Contributions from affiliates	0.00 (b)	0.00 (b)	0.00	(b)	0		0

Total from investment operations	(0.44)	(2.62)	5.19		4.01		(4.75)

Less dividends and distributions:

Dividends from net investment income	(0.33)	(0.17)	(0.15)		(0.16)		(0.36)

Distributions from net realized gain on investment transactions	(1.59)	(0.07)	0		(0.41)		(0.61)

Total dividends and distributions	(1.92)	(0.24)	(0.15)		(0.57)		(0.97)

Portfolio transaction fee	0	0	0		0		0.02

Net asset value, end of period	$26.03	$28.39	$31.25		$26.21		$22.77

Total return (a)††	(0.91)%	(8.46)% ^^	19.96%	^^	18.04%	^	(17.20)% (c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,120,427	$1,174,312	$1,308,216		$1,215,605		$1,110,925

Average net assets (000 omitted)	$1,123,274	$1,316,137	$1,233,869		$1,137,202		$1,279,187

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.30%	1.33%	1.46%		1.48%		1.44% +

Expenses, before waivers/reimbursements	1.30%	1.33%	1.48%		1.52%		1.49% +

Net investment income‡	1.96%	0.86%	0.69%		0.63%	^	0.84% +

Portfolio turnover rate	92%	65%	63%		71%		54%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$12.50		$12.60	$12.60	$12.60		$12.62

Income from investment operations

Investment income, net†	0.17	‡	0.12 ‡	0.06	0.06	‡^	0.03

Net realized and unrealized gain (loss) on investment transactions	0.13		(0.10)	0.01	0.01		(0.01)

Total from investment operations	0.30		0.02	0.07	0.07		0.02

Less dividends and distributions:

Dividends from net investment income	(0.17)		(0.12)	(0.06)	(0.06)		(0.04)

Distributions from net realized gain on investment transactions	0		0	(0.01)	(0.01)		(0.00	) (b)

Total dividends and distributions	(0.17)		(0.12)	(0.07)	(0.07)		(0.04)

Net asset value, end of period	$12.63		$12.50	$12.60	$12.60		$12.60

Total return (a)	2.41%		0.18%	0.58%	0.55%	^	0.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$191,091		$188,148	$203,306	$148,489		$189,677

Average net assets (000 omitted)	$186,888		$199,804	$169,137	$164,757		$218,232

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.50%		0.52%	0.61%	0.65%		0.63%	+

Expenses, before waivers/reimbursements	0.50%		0.52%	0.61%	0.65%		0.63%	+

Net investment income	1.34%	‡	0.97% ‡	0.52%	0.48%	‡^	0.27%	+

Portfolio turnover rate	57%		58%	44%	42%		25%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2019 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.99	$14.32	$14.59	$14.40		$14.49

Income from investment operations:

Investment income, net†	0.31	0.31	0.30	0.31	^	0.32

Net realized and unrealized gain (loss) on investment transactions	0.45	(0.33)	(0.27)	0.18		(0.09)

Total from investment operations	0.76	(0.02)	0.03	0.49		0.23

Less dividends:

Dividends from net investment income	(0.31)	(0.31)	(0.30)	(0.30)		(0.32)

Net asset value, end of period	$14.44	$13.99	$14.32	$14.59		$14.40

Total return (a)	5.50%	(0.13)%	0.23%	3.46%	^	1.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,212,947	$1,189,754	$1,150,520	$1,119,516		$1,036,742

Average net assets (000 omitted)	$1,181,680	$1,177,686	$1,118,392	$1,080,590		$1,007,317

Ratio to average net assets of:

Expenses	0.55%	0.55%	0.57%	0.63%		0.63%	+

Net investment income	2.17%	2.19%	2.10%	2.10%	^	2.22%	+

Portfolio turnover rate	24%	38%	17%	12%		16%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.05	$14.43	$14.67	$14.47		$14.53

Income from investment operations:

Investment income, net†	0.34	0.31	0.29	0.29	^	0.30

Net realized and unrealized gain (loss) on investment transactions	0.52	(0.38)	(0.24)	0.20		(0.06)

Total from investment operations	0.86	(0.07)	0.05	0.49		0.24

Less dividends:

Dividends from net investment income	(0.34)	(0.31)	(0.29)	(0.29)		(0.30)

Net asset value, end of period	$14.57	$14.05	$14.43	$14.67		$14.47

Total return (a)	6.21%	(0.45)%	0.37%	3.40%	^	1.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$4,989,558	$5,479,314	$5,377,573	$5,276,927		$4,860,803

Average net assets (000 omitted)	$5,238,466	$5,511,547	$5,274,036	$5,048,509		$4,800,047

Ratio to average net assets of:

Expenses	0.47%	0.46%	0.49%	0.54%		0.55%	+

Net investment income	2.38%	2.20%	2.02%	1.98%	^	2.09%	+

Portfolio turnover rate	22%	23%	25%	11%		15%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2019 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.68	$14.07	$14.34	$14.10		$14.17

Income from investment operations:

Investment income, net†	0.32	0.31	0.30	0.32	^	0.34

Net realized and unrealized gain (loss) on investment transactions	0.50	(0.39)	(0.27)	0.24		(0.07)

Contributions from affiliates	0	0.00 (b)	0	0		0

Total from investment operations	0.82	(0.08)	0.03	0.56		0.27

Less dividends:

Dividends from net investment income	(0.32)	(0.31)	(0.30)	(0.32)		(0.34)

Net asset value, end of period	$14.18	$13.68	$14.07	$14.34		$14.10

Total return (a)	6.03%	(0.57)%	0.29%	3.90%	^	1.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,629,139	$1,631,011	$1,595,536	$1,560,549		$1,445,775

Average net assets (000 omitted)	$1,619,580	$1,621,380	$1,557,199	$1,504,287		$1,444,292

Ratio to average net assets of:

Expenses	0.53%	0.53%	0.56%	0.61%		0.61%	+

Net investment income	2.27%	2.23%	2.12%	2.23%	^	2.42%	+

Portfolio turnover rate	18%	23%	23%	17%		17%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$12.76	$13.23	$13.63	$13.41		$13.72

Income from investment operations:

Investment income, net†	0.38	0.30	0.30	0.36	^	0.34

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.83	(0.45)	(0.21)	0.46		0.01

Contributions from affiliates	0.00 (b)	0	0.00 (b)	0		0.00	(b)

Total from investment operations	1.21	(0.15)	0.09	0.82		0.35

Less dividends and distributions:

Dividends from net investment income	(0.43)	(0.32)	(0.34)	(0.42)		(0.40)

Distributions from net realized gain on investment transactions	0	0	(0.15)	(0.18)		(0.26)

Total dividends and distributions	(0.43)	(0.32)	(0.49)	(0.60)		(0.66)

Net asset value, end of period	$13.54	$12.76	$13.23	$13.63		$13.41

Total return (a)††	9.70%	(1.14)%	0.71%	6.33%	^	2.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,416,459	$3,291,645	$3,363,353	$3,443,945		$3,446,978

Average net assets (000 omitted)	$3,289,133	$3,339,472	$3,350,914	$3,395,239		$3,575,822

Ratio to average net assets of:

Expenses	0.57%	0.57%	0.59%	0.59%		0.59%	+

Net investment income	2.95%	2.34%	2.27%	2.67%	^	2.49%	+

Portfolio turnover rate**	62%	201%	230%	146%		249%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2019 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.53		$11.68		$11.75		$11.74		$11.74

Income from investment operations:

Investment income, net†	0.22	‡	0.15	‡	0.09	‡	0.09	‡^	0.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.23		(0.13)		(0.05)		0.02		0.02

Contributions from affiliates	0		0		0.00	(b)	0		0

Total from investment operations	0.45		0.02		0.04		0.11		0.08

Less dividends:

Dividends from net investment income	(0.24)		(0.17)		(0.11)		(0.10)		(0.08)

Net asset value, end of period	$11.74		$11.53		$11.68		$11.75		$11.74

Total return (a)††	3.96%		0.18%		0.37%		0.96%	^	0.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$229,120		$188,523		$224,323		$313,720		$262,551

Average net assets (000 omitted)	$213,653		$207,677		$266,909		$281,499		$291,134

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.56%		0.60%		0.66%		0.65%		0.64%	+

Expenses, before waivers/reimbursements	0.56%		0.60%		0.66%		0.65%		0.64%	+

Net investment income	1.93%	‡	1.30%	‡	0.75%	‡	0.73%	‡^	0.50%	+

Portfolio turnover rate	39%		85%	**	64%	**	76%	**	86%	**

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of expenses waived by the Adviser.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
New York Municipal	0.001	0.01%	0.01%
Intermediate Duration	0.001	0.01%	0.01%
Short Duration Plus	0.004	0.03%	0.03%

+	The ratio includes expenses attributable to costs of proxy solicitation.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03% and the Intermediate Duration Portfolio for the year ended September 30, 2016 by 0.03% and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	Amount is less than $.005.
(c)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the year ending September 30, 2015 without taking into account these transaction fees would have been (18.03)%.

See Notes to Financial Statements.

2019 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, Class B**, Class C and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class B**, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A, Class B** and Class C

*	Bernstein Class

**	All outstanding Class B shares were converted to Class A shares on November 7, 2019

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

50	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2019 Annual Report	51

Notes to Financial Statements (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2019:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$12,047,305	$232,697,702		$0	$244,745,007

Industrials	24,636,095	184,532,380		0	209,168,475

Information Technology	28,077,563	160,238,374		0	188,315,937

Consumer Staples	25,723,998	131,192,599		0	156,916,597

Health Care	7,108,917	131,777,906		0	138,886,823

Consumer Discretionary	28,534,278	102,841,744		0	131,376,022

Energy	8,086,072	73,308,432		0	81,394,504

Materials	4,169,056	74,970,733		0	79,139,789

Communication Services	5,356,731	55,996,073		0	61,352,804

Utilities	0	44,577,101		0	44,577,101

Real Estate	0	24,915,701		0	24,915,701

Short-Term Investments	17,945,224	0		0	17,945,224

Total Investments in Securities	161,685,239	1,217,048,745	(a)	0	1,378,733,984

Other Financial Instruments (b):

Assets:

Futures	27,594	0		0	27,594	(c)

Forward Currency Exchange Contracts	0	3,908,532		0	3,908,532

Liabilities:

Forward Currency Exchange Contracts	0	(4,524,023)		0	(4,524,023)

Total	$161,712,833	$1,216,433,254		$0	$1,378,146,087

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$27,581,744	$544,335,547		$0	$571,917,291

Industrials	57,406,373	433,279,385		0	490,685,758

Information Technology	65,250,903	375,827,386		0	441,078,289

Consumer Staples	60,155,336	307,002,694		0	367,158,030

Health Care	16,576,971	308,795,057		0	325,372,028

Consumer Discretionary	66,946,342	242,079,571		0	309,025,913

Energy	18,848,936	172,143,108		0	190,992,044

Materials	9,913,038	177,839,460		0	187,752,498

Communication Services	12,584,891	131,267,720		0	143,852,611

Utilities	0	107,171,656		0	107,171,656

Real Estate	0	58,720,900		0	58,720,900

Short-Term Investments	48,727,250	0		0	48,727,250

Total Investments in Securities	383,991,784	2,858,462,484	(a)	0	3,242,454,268

2019 Annual Report	53

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (b):
Assets:

Forward Currency Exchange Contracts	$0	$14,875,793	$0		$14,875,793

Liabilities:

Futures	(38,116)	0	0		(38,116	) (c)

Forward Currency Exchange Contracts	0	(19,011,203)	0		(19,011,203)

Total	$383,953,668	$2,854,327,074	$0		$3,238,280,742

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:
Common Stocks:

Financials	$65,341,312	$271,441,557	$0		$336,782,869

Information Technology	5,966,591	183,356,357	0		189,322,948

Consumer Discretionary	89,844,283	74,212,191	0		164,056,474

Consumer Staples	38,561,039	58,319,276	0		96,880,315

Industrials	24,404,670	64,177,932	0		88,582,602

Energy	68,267,296	19,831,044	0		88,098,340

Materials	7,470,134	58,543,895	0	(d)	66,014,029

Communication Services	45,208,330	17,901,127	0		63,109,457

Health Care	4,601,521	46,829,834	0		51,431,355

Utilities	27,541,476	19,539,789	0		47,081,265

Real Estate	6,643,469	37,956,236	0		44,599,705

Equity Linked Notes	0	40,289,948	0		40,289,948

Emerging Markets—Corporate Bonds	0	5,466	0		5,466

Short-Term Investments	11,746,656	0	0		11,746,656

Total Investments in Securities	395,596,777	892,404,652 (a)	0		1,288,001,429

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	4,778,607	0		4,778,607

Liabilities:

Forward Currency Exchange Contracts	0	(4,542,093)	0		(4,542,093)

Total	$395,596,777	$892,641,166	$0		$1,288,237,943

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$166,001,872	$0		$166,001,872

Short-Term Municipal Notes	0	22,762,756	0		22,762,756

Governments—Treasuries	0	3,152,581	0		3,152,581

Total Investments in Securities	0	191,917,209	0		191,917,209

Other Financial Instruments (b):

Assets:

Centrally Cleared Interest Rate Swaps	0	32,349	0		32,349	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(16,886)	0		(16,886	) (c)

Inflation (CPI) Swaps	0	(101,604)	0		(101,604)

Total	$0	$191,831,068	$0		$191,831,068

54	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,291,026,475	$0	(d)	$1,291,026,475

Short-Term Municipal Notes	0	44,558,602	0		44,558,602

Governments—Treasuries	0	16,728,797	0		16,728,797

Total Investments in Securities	0	1,352,313,874	0		1,352,313,874

Other Financial Instruments (b):

Assets:

Centrally Cleared Interest Rate Swaps	0	343,574	0		343,574	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(325,810)	0		(325,810	) (c)

Centrally Cleared Interest Rate Swaps	0	(346,561)	0		(346,561	) (c)

Credit Default Swaps	0	(398,118)	0		(398,118)

Inflation (CPI) Swaps	0	(1,815,299)	0		(1,815,299)

Total	$0	$1,349,771,660	$0		$1,349,771,660

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$6,186,639,956	$0		$6,186,639,956

Short-Term Municipal Notes	0	72,382,319	0		72,382,319

Governments—Treasuries	0	105,873,771	0		105,873,771

Corporates—Investment Grade	0	61,621,976	0		61,621,976

Total Investments in Securities	0	6,426,518,022	0		6,426,518,022

Other Financial Instruments (b):

Assets	0	0	0		0

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(1,400,600)	0		(1,400,600	) (c)

Centrally Cleared Interest Rate Swaps	0	(1,670,071)	0		(1,670,071	) (c)

Credit Default Swaps	0	(1,664,438)	0		(1,664,438)

Inflation (CPI) Swaps	0	(9,541,225)	0		(9,541,225)

Total	$0	$6,412,241,688	$0		$6,412,241,688

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,779,363,974	$0		$1,779,363,974

Short-Term Municipal Notes	0	28,139,936	0		28,139,936

Governments—Treasuries	0	23,053,763	0		23,053,763

Total Investments in Securities	0	1,830,557,673	0		1,830,557,673

Other Financial Instruments (b):

Assets:

Centrally Cleared Interest Rate Swaps	0	2,246,305	0		2,246,305	(c)

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(463,442)	0		(463,442	) (c)

2019 Annual Report	55

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Centrally Cleared Interest Rate Swaps	$0	$(121,258)	$0	$(121,258	) (c)

Credit Default Swaps	0	(555,935)	0	(555,935)

Inflation (CPI) Swaps	0	(2,144,350)	0	(2,144,350)

Total	$0	$1,829,518,993	$0	$1,829,518,993

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$834,393,457	$0	$834,393,457

Governments—Treasuries	0	787,190,736	0	787,190,736

Mortgage Pass-Throughs	0	649,517,057	0	649,517,057

Commercial Mortgage-Backed Securities	0	304,502,696	0	304,502,696

Inflation-Linked Securities	0	250,454,268	0	250,454,268

Collateralized Mortgage Obligations	0	197,937,564	1,539,790	199,477,354

Asset-Backed Securities	0	112,894,486	44,568,711	157,463,197

Agencies	0	103,793,450	0	103,793,450

Corporates—Non-Investment Grade	0	76,336,183	0	76,336,183

Local Governments—US Municipal Bonds	0	13,979,616	0	13,979,616

Quasi-Sovereigns	0	12,909,557	0	12,909,557

Emerging Markets—Corporate Bonds	0	9,494,494	0	9,494,494

Common Stocks	0	0	2,711,139	2,711,139

Emerging Markets—Treasuries	0	2,581,673	0	2,581,673

Emerging Markets—Sovereigns	0	2,108,659	0	2,108,659

Short-Term Investments	0	104,542,591	0	104,542,591

Total Investments in Securities	0	3,462,636,487	48,819,640	3,511,456,127

Other Financial Instruments (b):

Assets:

Futures	33,932	0	0	33,932	(c)

Forward Currency Exchange Contracts	0	2,391,410	0	2,391,410

Credit Default Swaps	0	898,356	0	898,356

Liabilities:

Futures	(4,416,198)	0	0	(4,416,198	) (c)

Forward Currency Exchange Contracts	0	(2,933,672)	0	(2,933,672)

Centrally Cleared Credit Default Swaps	0	(1,074,800)	0	(1,074,800	) (c)

Centrally Cleared Interest Rate Swaps	0	(1,723,161)	0	(1,723,161	) (c)

Credit Default Swaps	0	(12,565,981)	0	(12,565,981)

Total	$(4,382,266)	$3,447,628,639	$48,819,640	$3,492,066,013

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$143,206,966	$0	$143,206,966

Corporates—Investment Grade	0	25,717,754	0	25,717,754

Inflation-Linked Securities	0	23,867,577	0	23,867,577

Commercial Mortgage-Backed Securities	0	15,796,173	0	15,796,173

56	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Asset-Backed Securities	$0	$8,210,792	$2,829,329	$11,040,121

Agencies	0	9,767,851	0	9,767,851

Collateralized Mortgage Obligations	0	9,556,646	0	9,556,646

Mortgage Pass-Throughs	0	2,234,312	0	2,234,312

Quasi-Sovereigns	0	516,261	0	516,261

Short-Term Investments	0	7,771,308	0	7,771,308

Total Investments in Securities	0	246,645,640	2,829,329	249,474,969

Other Financial Instruments (b):

Assets:

Futures	10,989	0	0	10,989	(c)

Forward Currency Exchange Contracts	0	22,508	0	22,508

Credit Default Swaps	0	41,296	0	41,296

Liabilities:

Futures	(151,804)	0	0	(151,804	) (c)

Credit Default Swaps	0	(644,429)	0	(644,429)

Total	$(140,815)	$246,065,015	$2,829,329	$248,753,529

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)	The Portfolio held securities with zero market value at period end.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

INTERMEDIATE DURATION PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET- BACKED SECURITIES
Balance as of 9/30/18	$41,296,165	$1,502,523	$57,229,149
Accrued discounts/(premiums)	9,933	0	130
Realized gain (loss)	674,352	0	318
Change in unrealized appreciation/depreciation	(360,296)	37,267	509,334
Purchases/Payups	0	0	12,499,136
Sales/Paydowns	(10,482,914)	0	(25,669,356)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(31,137,240)	0	0

Balance as of 9/30/19	$0	$1,539,790	$44,568,711

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$0	$37,267	$499,416

2019 Annual Report	57

Notes to Financial Statements (continued)

	COMMON STOCKS	TOTAL
Balance as of 9/30/18	$2,821,285	$102,849,122
Accrued discounts/(premiums)	0	10,063
Realized gain (loss)	0	674,670
Change in unrealized appreciation/depreciation	(110,146)	76,159
Purchases/Payups	0	12,499,136
Sales/Paydowns	0	(36,152,270)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(31,137,240	) (b)

Balance as of 9/30/19	$2,711,139	$48,819,640

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$(110,146)	$426,537

SHORT DURATION PLUS PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES		TOTAL
Balance as of 9/30/18	$1,389,688	$2,366,871		$3,756,559
Accrued discounts/(premiums)	0	(15)		(15)
Realized gain (loss)	0	(248)		(248)
Change in unrealized appreciation/depreciation	0	24,540		24,540
Purchases/Payups	0	2,036,592		2,036,592
Sales/Paydowns	0	(1,598,411)		(1,598,411)
Transfers in to Level 3	0	0		0
Transfers out of Level 3	(1,389,688)	0		(1,389,688	) (b)

Balance as of 9/30/19	$0	$2,829,329		$2,829,329

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$0	$23,376		$23,376

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2019. Securities priced by third party vendors are excluded from the following table:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
INTERMEDIATE DURATION PORTFOLIO	FAIR VALUE AT 9/30/2019	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$2,711,139	Market Approach	NAV Equivalent	$963.79

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

58	Sanford C. Bernstein Fund, Inc.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific

2019 Annual Report	59

Notes to Financial Statements (continued)

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to taxable overdistributions, due to the utilization of earnings and profits distributed to shareholders on redemption of shares, contributions from affiliates and expiration of capital loss carryforwards are reflected as adjustments to the components of net assets as of September 30, 2019, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
International Portfolio	$(26,457,898)	$26,457,898

Tax Managed International Portfolio	0	0

Emerging Markets Portfolio	4,927,481	(4,927,481)

Short Duration Diversified Municipal Portfolio	0	0

California Municipal Portfolio	(2,406,179)	2,406,179

Diversified Municipal Portfolio	0	0

New York Municipal Portfolio	0	0

Intermediate Duration Portfolio	(33,244)	33,244

Short Duration Plus Portfolio	(2,061,764)	2,061,764

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities. As of September 30, 2019, the Portfolios did not hold repurchase agreements.

60	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Tax-Managed International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

FIRST $1 BILLION		NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

For the period from January 27, 2017 to December 31, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

2019 Annual Report	61

Notes to Financial Statements (continued)

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.450%	0.400%

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Bernstein Class shares, Class A, Class B, Class C and Class Z, respectively, for the International Portfolio and Tax-Managed International Portfolio, and 1.50% and 1.25% for Bernstein Class shares and Class Z, respectively, for the Emerging Markets Portfolio.

During the year ended September 30, 2019, the Adviser reimbursed the Emerging Markets Portfolio and Intermediate Duration Portfolio $70,803 and $33,244, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2018, the Adviser reimbursed the Emerging Markets Portfolio and New York Municipal Portfolio $31,039 and $603, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options,

62	Sanford C. Bernstein Fund, Inc.

fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2019, the compensation retained by ABIS amounted to: International Portfolio, $64,545; Tax-Managed International Portfolio, $83,827; Emerging Markets Portfolio, $35,117; California Municipal Portfolio, $18,023; Diversified Municipal Portfolio, $245,323; New York Municipal Portfolio, $21,921; Intermediate Duration Portfolio $79 and Short Duration Plus Portfolio, $17,442.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2019, such waivers amounted to $36,977 and $10,520, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2019, such waiver amounted to $14,201. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$196,265	$225,582	N/A	$455,362	N/A	$14,137
Class C	1,462,483	1,237,549	$1,329,035	3,224,947	$2,395,930	1,029,817

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

2019 Annual Report	63

Notes to Financial Statements (continued)

E.	Investments in Affiliated Issuers

The International Portfolio, the Tax Managed International Portfolio, the Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2019, such waivers amounted to:

PORTFOLIO	AMOUNT
International	$37,880
Tax-Managed International	93,169
Emerging Markets	20,150
Short Duration Diversified Municipal	3,993

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2019 is as follows:

PORTFOLIO	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)
International	$49,494	$271,192	$302,741	$17,945	$860
Tax-Managed International	123,105	599,833	674,211	48,727	2,100
Emerging Markets	21,512	417,835	427,600	11,747	453
Short Duration Diversified Municipal	1,754	144,430	146,184	0	91

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2019, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$211	$3	$0	$57

Tax-Managed International	57	0	0	68

California Municipal	0	18,961	N/A	123

64	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C

Diversified Municipal	$39	$22,556	$0	$796

New York Municipal	0	3,281	N/A	533

Intermediate Duration	0	0	N/A	N/A

Short Duration Plus	356	89	0	1

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$641,551,234	$0	$685,140,316	$0

Tax-Managed International	1,498,393,159	0	1,543,300,044	0

Emerging Markets	1,168,825,735	0	1,174,281,864	0

Short Duration Diversified Municipal	99,099,951	7,354,171	68,195,190	19,133,779

California Municipal	311,883,401	12,576,415	265,739,682	45,158,678

Diversified Municipal	1,356,211,312	94,085,900	1,878,974,029	27,039,907

New York Municipal	318,461,463	8,638,224	321,459,107	25,160,182

Intermediate Duration	517,932,598	1,959,039,582	444,802,176	1,506,101,375

Short Duration Plus	21,807,562	113,319,785	35,411,661	52,953,955

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)

International Portfolio	$1,270,414,549	$185,177,526	$(77,018,316)	$108,159,210

Tax Managed International Portfolio	3,013,436,220	443,954,850	(215,246,894)	228,707,956

Emerging Markets Portfolio	1,255,886,989	142,049,440	(109,443,643)	32,605,797

Short Duration Diversified Municipal Portfolio	190,957,569	1,107,624	(252,132)	855,492

California Municipal Portfolio	1,300,636,792	53,024,549	(3,658,699)	49,365,850

Diversified Municipal Portfolio	6,155,881,817	278,233,049	(20,015,704)	258,217,345

New York Municipal Portfolio	1,758,476,866	75,737,350	(4,619,430)	71,117,920

Intermediate Duration Portfolio	3,392,414,265	143,539,736	(26,112,022)	117,427,714

Short Duration Plus Portfolio	247,656,565	2,455,942	(637,538)	1,818,404

2019 Annual Report	65

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the year ended September 30, 2019, the Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

66	Sanford C. Bernstein Fund, Inc.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2019, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. During the year ended September 30, 2019, the Emerging Markets Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2019 Annual Report	67

Notes to Financial Statements (continued)

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2019, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes. During the year ended September 30, 2019, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2019, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

68	Sanford C. Bernstein Fund, Inc.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held credit default swaps for non-hedging purposes. During the year ended September 30, 2019, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2019, the Intermediate Duration Portfolio held variance swaps for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2019, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Receivable/Payable for variation margin on futures	$27,594	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,908,532		Unrealized depreciation on forward currency exchange contracts	$4,524,023

Total		$3,936,126			$4,524,023

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2019 Annual Report	69

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(256,009)	$(441,646)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,342,353)	(3,643,857)

Total		$(6,598,362)	$(4,085,503)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$38,116	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$14,875,793	Unrealized depreciation on forward currency exchange contracts	19,011,203

Total		$14,875,793		$19,049,319

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,611,137)	$(1,037,769)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(16,576,747)	(4,664,334)

Total		$(20,187,884)	$(5,702,103)

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,778,607	Unrealized depreciation on forward currency exchange contracts	$4,542,093

Total		$4,778,607		$4,542,093

70	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,144,439)	$(229,337)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,523,484	(5,248,609)

Total		$379,045	$(5,477,946)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$32,349	*	Receivable/Payable for variation margin on centrally cleared swaps	$16,886	*

Interest rate contracts				Unrealized depreciation on inflation swaps	101,604

Total		$32,349			$118,490

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(23,749)	$(105,248)

Total		$(23,749)	$(105,248)

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$343,574	*	Receivable/Payable for variation margin on centrally cleared swaps	$666,996	*

Interest rate contracts				Unrealized depreciation on inflation swaps	1,815,299

2019 Annual Report	71

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts			Market value on credit default swaps	$398,118

Total		$343,574		$2,880,413

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(898,436)	$(2,226,260)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	153,455	169,965

Total		$(744,981)	$(2,056,295)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts			Receivable/Payable for variation margin on centrally cleared swaps	$3,036,749	*

Interest rate contracts			Unrealized depreciation on inflation swaps	9,541,225

Credit contracts			Market value on credit default swaps	1,664,438

Total				$14,242,412

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,516,635)	$(13,042,064)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	639,480	679,852

Total		$(2,877,155)	$(12,362,212)

72	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,246,305	*	Receivable/Payable for variation margin on centrally cleared swaps	$584,700	*

Interest rate contracts				Unrealized depreciation on inflation swaps	2,144,350

Credit contracts				Market value on credit default swaps	555,935

Total		$2,246,305			$3,284,985

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,062,838)	$(621,467)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	213,590	227,084

Total		$(1,849,248)	$(394,383)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$33,932	*	Receivable/Payable for variation margin on futures	$4,416,198	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	205,361	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	1,724,878	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,391,410		Unrealized depreciation on forward currency exchange contracts	2,933,672

Credit contracts	Market value on credit default swaps	898,356		Market value on credit default swaps	12,565,981

Total		$3,323,698			$21,846,090

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2019 Annual Report	73

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$33,517,615	$4,362,600

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,912,182)	(3,520,544)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(534,668)	(857,393)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,392,637	3,347,474

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(114,296)	83,116

Total		$31,349,106	$3,415,253

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$10,989	*	Receivable/Payable for variation margin on futures	$151,804	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	22,508

Credit contracts	Market value on credit default swaps	41,296		Market value on credit default swaps	644,429

Total		$74,793			$796,233

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$767,440	$(53,768)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,709	(96,949)

74	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$173,995	$202,635

Total		$943,144	$51,918

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2019:

INTERNATIONAL PORTFOLIO

Futures:

Average notional amount of buy contracts	$34,793,108

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$375,809,783

Average principal amount of sale contracts	$392,976,286

TAX-MANAGED INTERNATIONAL PORTFOLIO

Futures:

Average notional amount of buy contracts	$83,703,481

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$888,711,790

Average principal amount of sale contracts	$926,303,291

EMERGING MARKETS PORTFOLIO

Futures:

Average notional amount of buy contracts	$9,631,859	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$272,694,417

Average principal amount of sale contracts	$268,885,884

(a)	Positions were open for eight months during the year.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Inflation Swaps:

Average notional amount	$9,000,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$3,850,000	(a)

Centrally Cleared Inflation Swaps:

Average notional amount	$2,440,000	(a)

(a)	Positions were open for four months during the year.

2019 Annual Report	75

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

Inflation Swaps:

Average notional amount	$142,348,846

Centrally Cleared Interest Rate Swaps:

Average notional amount	$51,015,000	(a)

Centrally Cleared Inflation Swaps:

Average notional amount	$46,305,000	(a)

Credit Default Swaps:

Average notional amount of sale contracts	$4,622,308

(a)	Positions were open for four months during the year.

DIVERSIFIED MUNICIPAL PORTFOLIO

Inflation Swaps:

Average notional amount	$746,687,692

Centrally Cleared Interest Rate Swaps:

Average notional amount	$159,820,000	(a)

Centrally Cleared Inflation Swaps:

Average notional amount	$198,135,000	(b)

Credit Default Swaps:

Average notional amount of sale contracts	$19,325,000

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

NEW YORK MUNICIPAL PORTFOLIO

Inflation Swaps:

Average notional amount	$193,457,077

Centrally Cleared Interest Rate Swaps:

Average notional amount	$85,236,667	(a)

Centrally Cleared Inflation Swaps:

Average notional amount	$65,065,000	(b)

Credit Default Swaps:

Average notional amount of sale contracts	$6,454,615

(a)	Positions were open for six months during the year.

(b)	Positions were open for four months during the year.

76	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$552,824,195

Average notional amount of sale contracts	$100,267,190

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$110,459,830

Average principal amount of sale contracts	$285,248,977

Centrally Cleared Interest Rate Swaps:

Average notional amount	$994,657,483

Credit Default Swaps:

Average notional amount of buy contracts	$106,947,154

Average notional amount of sale contracts	$144,233,615

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$50,370,000

Variance Swap

Average notional amount	$5,913,124	(a)

(a)	Positions were open for five months during the year.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$64,317,247

Average notional amount of sale contracts	$2,178,448

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$96,836	(a)

Average principal amount of sale contracts	$6,692,034

Credit Default Swaps:

Average notional amount of buy contracts	$4,122,077

Average notional amount of sale contracts	$7,588,769

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

2019 Annual Report	77

Notes to Financial Statements (continued)

INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$460,254	$(460,254)	$0	$0	$0

BNP Paribas SA	131,327	(131,327)	0	0	0

Citibank, NA	1,069,483	(697,337)	(372,146)	0	0

Credit Suisse International	236,296	0	0	0	236,296

Deutsche Bank AG	51,364	(51,364)	0	0	0

Goldman Sachs Bank USA	8,922	(8,922)	0	0	0

HSBC Bank USA	1,617,356	0	(1,410,000)	0	207,356

Morgan Stanley & Co., Inc.	180,735	(180,735)	0	0	0

Natwest Markets PLC	115,773	(115,773)	0	0	0

Standard Chartered Bank	37,022	(37,022)	0	0	0

Total	$3,908,532	$(1,682,734)	$(1,782,146)	$0	$443,652	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$401,178	$0	$0	$0	$401,178

Barclays Bank PLC	916,876	(460,254)	0	0	456,622

BNP Paribas SA	141,298	(131,327)	0	0	9,971

Citibank, NA	697,337	(697,337)	0	0	0

Deutsche Bank AG	69,055	(51,364)	0	0	17,691

Goldman Sachs Bank USA	30,481	(8,922)	0	0	21,559

JPMorgan Chase Bank, NA	10,621	0	0	0	10,621

Morgan Stanley & Co., Inc.	222,162	(180,735)	0	0	41,427

Natwest Markets PLC	1,425,028	(115,773)	0	0	1,309,255

Standard Chartered Bank	218,561	(37,022)	(181,539)	0	0

State Street Bank & Trust Co.	318,695	0	0	0	318,695

UBS AG	72,731	0	0	0	72,731

Total	$4,524,023	$(1,682,734)	$(181,539)	$0	$2,659,750	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$75,729	$(75,729)	$0	$0	$0

Barclays Bank PLC	1,315,577	(1,315,577)	0	0	0

BNP Paribas SA	606,056	(309,136)	0	0	296,920

Citibank, NA	2,869,343	(2,869,343)	0	0	0

Credit Suisse International	1,219,887	(522,953)	0	0	696,934

Deutsche Bank AG	1,204,448	(160,963)	0	0	1,043,485

Goldman Sachs Bank USA	1,007,901	(464,257)	0	0	543,644

JPMorgan Chase Bank, NA	414,017	(167,229)	0	0	246,788

Morgan Stanley Capital Services, Inc.	1,013,838	(651,715)	0	0	362,123

Natwest Markets PLC	924,114	(924,114)	0	0	0

Standard Chartered Bank	3,907,984	(450,635)	(3,048,000)	0	409,349

State Street Bank & Trust Co.	316,899	(316,899)	0	0	0

Total	$14,875,793	$(8,228,550)	$(3,048,000)	$0	$3,599,243	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$840,287	$(75,729)	$0	$0	$764,558

Barclays Bank PLC	6,798,443	(1,315,577)	(260,000)	0	5,222,866

BNP Paribas SA	309,136	(309,136)	0	0	0

Citibank, NA	4,140,928	(2,869,343)	0	0	1,271,585

Credit Suisse International	522,953	(522,953)	0	0	0

Deutsche Bank AG	160,963	(160,963)	0	0	0

Goldman Sachs Bank USA	464,257	(464,257)	0	0	0

HSBC Bank USA	415,635	0	0	0	415,635

JPMorgan Chase Bank, NA	167,229	(167,229)	0	0	0

Morgan Stanley Capital Services, Inc.	651,715	(651,715)	0	0	0

Natwest Markets PLC	3,302,740	(924,114)	0	0	2,378,626

Standard Chartered Bank	450,635	(450,635)	0	0	0

State Street Bank & Trust Co.	557,055	(316,899)	0	0	240,156

UBS AG	229,227	0	0	0	229,227

Total	$19,011,203	$(8,228,550)	$(260,000)	$0	$10,522,653	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2019 Annual Report	79

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$785,119	$(184,638)	$0	$0	$600,481

Barclays Bank PLC	800,092	(611,829)	0	0	188,263

Citibank, NA	1,053,332	(421,739)	(631,593)	0	0

Deutsche Bank AG	182,646	(182,646)	0	0	0

Goldman Sachs Bank USA	358,244	(351,795)	0	0	6,449

HSBC Bank USA	17,755	(17,755)	0	0	0

JPMorgan Chase Bank, NA	137,245	(118,153)	0	0	19,092

Morgan Stanley Capital Services, Inc.	1,126,057	(1,126,057)	0	0	0

Natwest Markets PLC	115,237	0	0	0	115,237

State Street Bank & Trust Co.	190,692	(103,604)	0	0	87,088

UBS AG	12,188	(12,188)	0	0	0

Total	$4,778,607	$(3,130,404)	$(631,593)	$0	$1,016,610	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$184,638	$(184,638)	$0	$0	$0

Barclays Bank PLC	611,829	(611,829)	0	0	0

BNP Paribas SA	13,043	0	(13,043)	0	0

Citibank, NA	421,739	(421,739)	0	0	0

Credit Suisse International	166,292	0	(166,292)	0	0

Deutsche Bank AG	245,554	(182,646)	0	0	62,908

Goldman Sachs Bank USA	351,795	(351,795)	0	0	0

HSBC Bank USA	244,126	(17,755)	0	0	226,371

JPMorgan Chase Bank, NA	118,153	(118,153)	0	0	0

Morgan Stanley Capital Services, Inc.	1,976,398	(1,126,057)	(850,341)	0	0

State Street Bank & Trust Co.	103,604	(103,604)	0	0	0

UBS AG	104,922	(12,188)	0	0	92,734

Total	$4,542,093	$(3,130,404)	$(1,029,676)	$0	$382,013	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

80	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$101,604	$0	$0	$0	$101,604

Total	$101,604	$0	$0	$0	$101,604	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$762,639	$0	$0	$(762,639)	$0

Citibank, NA	196,742	0	0	(196,742)	0

Citigroup Global Markets, Inc.	127,958	0	0	0	127,958

Credit Suisse International	179,579	0	0	(179,579)	0

Goldman Sachs International	90,581	0	0	0	90,581

JPMorgan Chase Bank, NA	855,918	0	0	(803,250)	52,668

Total	$2,213,417	$0	$0	$(1,942,210)	$271,207	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$3,878,164	$0	$0	$(3,588,654)	$289,510

Citibank, NA	1,008,618	0	0	(1,008,618)	0

Citigroup Global Markets, Inc.	183,689	0	0	(183,689)	0

Credit Suisse International	1,047,457	0	0	(1,047,457)	0

Goldman Sachs International	433,292	0	0	(433,292)	0

JPMorgan Chase Bank, NA	4,654,443	0	(130,000)	(4,129,819)	394,624

Total	$11,205,663	$0	$(130,000)	$(10,391,529)	$684,134	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2019 Annual Report	81

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$408,552	$0	$(73,000)	$(335,552)	$0

Citibank, NA	275,775	0	0	(274,209)	1,566

Citigroup Global Markets, Inc.	61,370	0	0	0	61,370

Credit Suisse International	349,855	0	0	(343,289)	6,566

Goldman Sachs International	144,710	0	0	(144,710)	0

JPMorgan Chase Bank, NA	1,460,023	0	(220,000)	(1,134,591)	105,432

Total	$2,700,285	$0	$(293,000)	$(2,232,351)	$174,934	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$324,907	$(324,907)	$0	$0	$0

BNP Paribas SA	14,430	(14,430)	0	0	0

Citibank, NA	353,321	(353,321)	0	0	0

Citigroup Global Markets, Inc.	878,583	(878,583)	0	0	0

Deutsche Bank AG	129,832	(129,832)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	132,817	(132,817)	0	0	0

Natwest Markets PLC	1,348,329	0	0	0	1,348,329

State Street Bank & Trust Co.	107,547	(33,348)	0	0	74,199

Total	$3,289,766	$(1,867,238)	$0	$0	$1,422,528	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,104,417	$(324,907)	$0	$0	$779,510

BNP Paribas SA	60,921	(14,430)	0	0	46,491

Citibank, NA	494,487	(353,321)	0	(141,166)	0

Citigroup Global Markets, Inc.	5,090,415	(878,583)	0	(4,211,832)	0

Credit Suisse International	2,842,987	0	0	(2,842,987)	0

Deutsche Bank AG	2,301,782	(129,832)	0	(2,171,950)	0

Goldman Sachs Bank USA/Goldman Sachs International	1,855,693	0	0	(1,659,750)	195,943

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	627,869	(132,817)	0	(495,052)	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,087,734	0	0	(292,335)	795,399

State Street Bank & Trust Co.	33,348	(33,348)	0	0	0

Total	$15,499,653	$(1,867,238)	$0	$(11,815,072)	$1,817,343	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

82	Sanford C. Bernstein Fund, Inc.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$21,931	$0	$0	$0	$21,931

Citigroup Global Markets, Inc.	39,269	(39,269)	0	0	0

Deutsche Bank AG	2,027	(2,027)	0	0	0

State Street Bank & Trust Co.	577	0	0	0	577

Total	$63,804	$(41,296)	$0	$0	$22,508	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$137,861	$(39,269)	$0	$0	$98,592

Credit Suisse International	319,547	0	0	(270,356)	49,191

Deutsche Bank AG	92,892	(2,027)	0	0	90,865

Goldman Sachs International	45,166	0	0	0	45,166

JPMorgan Securities, LLC	48,963	0	0	0	48,963

Total	$644,429	$(41,296)	$0	$(270,356)	$332,777	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

2019 Annual Report	83

Notes to Financial Statements (continued)

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2019, Intermediate Duration Portfolio earned drop income of $330,513, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

PORTFOLIO	2019	2018
International

Distributions paid from:

Ordinary income	$43,037,255	$18,965,051

Long-term capital gains	26,457,898	0

Total distributions paid	$69,495,153	$18,965,051

Tax-Managed International

Distributions paid from:

Ordinary income	$51,208,202	$50,598,745

Total distributions paid	$51,208,202	$50,598,745

Emerging Markets

Distributions paid from:

Ordinary income	$16,035,424	$11,971,261

Long-term capital gains	75,001,782	0

Total distributions paid	$91,037,206	$11,971,261

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$156,661	$106,131

Long-term capital gains	0	0

Total taxable distributions	156,661	106,131

Tax exempt distributions	2,351,692	1,841,016

Total distributions paid	$2,508,353	$1,947,147

California Municipal

Distributions paid from:

Ordinary income	$744,579	$533,704

Long-term capital gains	0	0

Total taxable distributions	744,579	533,704

Tax exempt distributions	27,139,800	27,611,662

Total distributions paid	$27,884,379	$28,145,366

84	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2019	2018
Diversified Municipal

Distributions paid from:

Ordinary income	$3,960,366	$2,223,492

Long-term capital gains	0	0

Total taxable distributions	3,960,366	2,223,492

Tax exempt distributions	153,350,600	152,929,853

Total distributions paid	$157,310,966	$155,153,345

New York Municipal

Distributions paid from:

Ordinary income	$709,436	$515,596

Long-term capital gains	0	0

Total taxable distributions	709,436	515,596

Tax exempt distributions	39,997,204	39,769,895

Total distributions paid	$40,706,640	$40,285,491

Intermediate Duration

Distributions paid from:

Ordinary income	$106,879,355	$82,290,539

Total distributions paid	$106,879,355	$82,290,539

Short Duration Plus

Distributions paid from:

Ordinary income	$4,908,029	$3,257,158

Total distributions paid	$4,908,029	$3,257,158

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)

International	$0	$0	$(61,885,883)	$107,594,183	$45,708,300

Tax Managed International	$47,430,350	$0	$(164,269,624)	$227,385,678	$110,546,404

Emerging Markets	$22,015,296	$0	$(47,024,798)	$32,586,970	$7,577,468

Short Duration Diversified Municipal	$73,288	$0	$(1,407,158)	$855,492	$(478,378)

California Municipal	$487,166	$0	$(15,882,163)	$49,365,850	$33,970,853

Diversified Municipal	$2,955,677	$0	$(53,049,986)	$258,217,345	$208,123,036

New York Municipal	$928,517	$0	$(18,135,034)	$71,117,920	$53,911,403

Intermediate Duration	$6,823,039	$0	$(4,276,626)	$117,141,296	$119,687,709

Short Duration Plus	$1,239,032	$0	$(12,761,469)	$1,818,403	$(9,704,034)

2019 Annual Report	85

Notes to Financial Statements (continued)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$73,288

California Municipal	487,166

Diversified Municipal	2,955,677

New York Municipal	928,517

(b)

As of September 30, 2019 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2019 Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio, and Short Duration Plus Portfolio utilized capital loss carryforwards of $7,139, $2,223,876, $1,566,773, $59,249,379, and $617,652 respectively, to offset current year net realized gains. Additionally, California Municipal Portfolio and Short Duration Plus Portfolio had $2,406,179 and $2,061,764 respectively, of capital loss carryforwards expire during the fiscal year. As of September 30, 2019 Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $1,079,570 and $70,327 respectively, in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT

International	$21,500,710	$40,385,173

Tax Managed International	52,931,579	111,338,045

Emerging Markets	47,024,798	0

Short Duration Diversified Municipal	348,166	1,058,992

California Municipal	3,183,657	12,698,506

Diversified Municipal	14,188,370	38,861,616

New York Municipal	3,628,733	14,506,301

Intermediate Duration Portfolio	3,197,056	0

Short Duration Plus	4,296,974	8,394,168

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and

86	Sanford C. Bernstein Fund, Inc.

accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations

2019 Annual Report	87

Notes to Financial Statements (continued)

about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of

88	Sanford C. Bernstein Fund, Inc.

securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. The Municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or

2019 Annual Report	89

Notes to Financial Statements (continued)

indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Risk—A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

90	Sanford C. Bernstein Fund, Inc.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 13.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

International	600	200	200	200	0	200	300	0	1,700

Tax-Managed International	600	200	200	200	0	0	300	0	1,500

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Share transactions for each Portfolio for the years ended September 30, 2019 and September 30, 2018, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
International Class Shares

Shares sold	6,010,801	5,830,561	$93,715,857	$106,836,738

Shares issued to shareholders on reinvestment of dividends and distributions	3,362,767	689,746	49,735,330	12,511,988

Shares redeemed	(9,314,734)	(13,471,407)	(146,658,617)	(248,140,277)

Net increase (decrease)	58,834	(6,951,100)	$(3,207,430)	$(128,791,551)

Class A Shares

Shares sold	36,857	305,388	$571,997	$5,518,311

Shares issued to shareholders on reinvestment of dividends and distributions	10,008	15,447	146,912	275,584

Shares converted from Class B	160	245	2,572	4,415

Shares converted from Class C	6,944	8,152	110,137	146,306

Shares redeemed	(1,147,024)	(265,975)	(18,461,556)	(4,777,156)

Net increase (decrease)	(1,093,055)	63,257	$(17,629,938)	$1,167,460

2019 Annual Report	91

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class B Shares (a)

Shares issued to shareholders on reinvestment of dividends and distributions	5	0	$76	$0

Shares converted to Class A	(156)	(239)	(2,572)	(4,415)

Shares redeemed	(8)	0	(124)	0

Net decrease	(159)	(239)	$(2,620)	$(4,415)

Class C Shares

Shares sold	13,115	13,613	$184,275	$251,212

Shares issued to shareholders on reinvestment of dividends and distributions	1,622	0	23,847	0

Shares converted to Class A	(6,959)	(8,116)	(110,137)	(146,306)

Shares redeemed	(6,415)	(18,065)	(100,818)	(327,223)

Net increase (decrease)	1,363	(12,568)	$(2,833)	$(222,317)

Class Z Shares

Shares sold	369,107	2,165,522	$5,950,000	$38,524,000

Shares issued to shareholders on reinvestment of dividends and distributions	1,155,874	244,149	16,806,400	4,358,062

Shares redeemed	(650,319)	(214,332)	(10,057,371)	(3,981,632)

Net increase	874,662	2,195,339	$12,699,029	$38,900,430

(a)	Class B was redeemed on July 5, 2019.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Tax-Managed International Class Shares

Shares sold	15,026,989	12,986,722	$241,771,263	$238,226,769

Shares issued to shareholders on reinvestment of dividends	2,265,632	1,949,586	34,777,446	35,365,491

Shares redeemed	(22,421,908)	(20,856,302)	(360,889,194)	(385,116,105)

Net decrease	(5,129,287)	(5,919,994)	$(84,340,485)	$(111,523,845)

92	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class A Shares

Shares sold	6,673	52,190	$102,654	$958,020

Shares issued to shareholders on reinvestment of dividends	1,922	1,154	29,056	20,640

Shares converted from Class B	74	55	1,171	1,004

Shares converted from Class C	0 (a)	0	1	0

Shares redeemed	(59,710)	(8,578)	(956,071)	(156,561)

Net increase (decrease)	(51,041)	44,821	$(823,189)	$823,103

Class B Shares

Shares issued to shareholders on reinvestment of dividends	1	1	$19	$17

Shares converted to Class A	(72)	(55)	(1,171)	(1,004)

Shares redeemed	0 (a)	0 (a)	(2)	(2)

Net decrease	(71)	(54)	$(1,154)	$(989)

Class C Shares

Shares sold	253	716	$4,000	$13,000

Shares issued to shareholders on reinvestment of dividends	69	0	1,063	0

Shares converted to Class A	0 (a)	0	(1)	0

Shares redeemed	(3,042)	(999)	(49,206)	(17,829)

Net decrease	(2,720)	(283)	$(44,144)	$(4,829)

Class Z Shares

Shares sold	190,211	2,472,793	$3,070,000	$44,604,928

Shares issued to shareholders on reinvestment of dividends	501,727	367,702	7,581,088	6,570,826

Shares redeemed	(225,975)	(49,575)	(3,725,768)	(906,481)

Net increase	465,963	2,790,920	$6,925,320	$50,269,273

(a)	Amount is less than one share.

2019 Annual Report	93

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Emerging Markets Class Shares

Shares sold	7,909,771	5,027,649	$199,791,076	$158,902,236

Shares issued to shareholders on reinvestment of dividends and distributions	2,436,516	273,652	58,062,180	8,650,126

Shares redeemed	(8,675,841)	(5,791,140)	(220,455,790)	(187,882,911)

Net increase (decrease)	1,670,446	(489,839)	$37,397,466	$(20,330,549)

Class Z Shares

Shares sold	230,652	571,269	$6,050,000	$17,999,860

Shares issued to shareholders on reinvestment of dividends and distributions	540,876	60,628	12,883,659	1,915,849

Shares redeemed	(246,937)	(51,878)	(6,417,398)	(1,812,282)

Net increase	524,591	580,019	$12,516,261	$18,103,427

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Shares sold	7,102,044	9,127,984	$89,369,870	$114,448,996

Shares issued to shareholders on reinvestment of dividends and distributions	170,310	130,065	2,142,341	1,629,952

Shares redeemed	(7,188,778)	(10,345,181)	(90,373,727)	(129,610,409)

Net increase (decrease)	83,576	(1,087,132)	$1,138,484	$(13,531,461)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Municipal Class Shares

Shares sold	12,928,290	15,985,763	$184,194,182	$225,804,274

Shares issued to shareholders on reinvestment of dividends	1,474,302	1,500,856	20,950,998	21,173,562

Shares redeemed	(15,486,708)	(12,739,709)	(219,495,303)	(179,792,553)

Net increase (decrease)	(1,084,116)	4,746,910	$(14,350,123)	$67,185,283

94	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class A Shares

Shares sold	2,536,051	2,796,217	$35,954,332	$39,562,960

Shares issued to shareholders on reinvestment of dividends	62,872	81,304	893,424	1,146,767

Shares converted from Class C	51,863	99,881	742,550	1,413,788

Shares redeemed	(3,074,899)	(3,258,052)	(43,156,376)	(46,006,579)

Net decrease	(424,113)	(280,650)	$(5,566,070)	$(3,883,064)

Class C Shares

Shares sold	112,203	149,774	$1,593,064	$2,124,211

Shares issued to shareholders on reinvestment of dividends	6,860	8,723	97,377	123,143

Shares converted to Class A	(51,890)	(99,911)	(742,550)	(1,413,788)

Shares redeemed	(161,578)	(397,566)	(2,282,112)	(5,626,797)

Net decrease	(94,405)	(338,980)	$(1,334,221)	$(4,793,231)

Advisor Class Shares

Shares sold	2,054,790	1,594,443	$29,227,283	$22,535,300

Shares issued to shareholders on reinvestment of dividends	29,669	15,764	423,297	222,034

Shares redeemed	(974,629)	(952,972)	(13,726,991)	(13,471,896)

Net increase	1,109,830	657,235	$15,923,589	$9,285,438

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Municipal Class Shares

Shares sold	71,948,197	78,882,659	$1,029,141,360	$1,122,474,091

Shares issued to shareholders on reinvestment of dividends and distributions	7,042,616	7,009,621	100,873,642	99,445,764

Shares redeemed	(126,452,629)	(68,506,419)	(1,808,272,056)	(971,848,143)

Net increase (decrease)	(47,461,816)	17,385,861	$(678,257,054)	$250,071,712

2019 Annual Report	95

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class A Shares

Shares sold	5,739,478	3,660,504	$82,412,218	$52,044,231

Shares issued to shareholders on reinvestment of dividends and distributions	214,484	250,624	3,080,580	3,561,354

Shares converted from Class B	262	1,567	3,744	22,204

Shares converted from Class C	605,360	49,838	8,810,728	707,547

Shares redeemed	(6,555,115)	(11,629,547)	(93,719,101)	(165,268,546)

Net increase (decrease)	4,469	(7,667,014)	$588,169	$(108,933,210)

Class B Shares

Shares sold	35	42	$501	$600

Shares issued to shareholders on reinvestment of dividends and distributions	6	19	84	268

Shares converted to Class A	(262)	(1,568)	(3,744)	(22,204)

Net decrease	(221)	(1,507)	$(3,159)	$(21,336)

Class C Shares

Shares sold	298,388	184,406	$4,238,301	$2,633,099

Shares issued to shareholders on reinvestment of dividends and distributions	35,943	38,721	515,643	549,806

Shares converted to Class A	(605,477)	(49,858)	(8,810,728)	(707,547)

Shares redeemed	(844,675)	(1,272,858)	(12,024,975)	(18,094,749)

Net decrease	(1,115,821)	(1,099,589)	$(16,081,759)	$(15,619,391)

Advisor Class Shares

Shares sold	12,216,646	26,560,004	$175,161,720	$376,685,615

Shares issued to shareholders on reinvestment of dividends and distributions	384,603	1,621,907	5,476,519	22,999,893

Shares redeemed	(47,732,927)	(54,594,981)	(671,607,354)	(772,293,531)

Net decrease	(35,131,678)	(26,413,070)	$(490,969,115)	$(372,608,023)

Class Z Shares (a)

Shares sold	33,710,436	34,080,802	$476,750,680	$482,232,399

Shares issued to shareholders on reinvestment of dividends and distributions	1,273,094	89,112	18,301,351	1,255,487

Shares redeemed	(10,685,708)	(553,934)	(153,144,887)	(7,823,797)

Net increase	24,297,822	33,615,980	$341,907,144	$475,664,089

(a)	Commenced distribution on July 2, 2018.

96	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Municipal Class Shares

Shares sold	16,043,510	20,744,050	$223,685,478	$287,562,344

Shares issued to shareholders on reinvestment of dividends	2,129,452	2,134,412	29,694,533	29,527,551

Shares redeemed	(22,437,933)	(17,054,492)	(312,291,972)	(236,106,497)

Net increase (decrease)	(4,264,971)	5,823,970	$(58,911,961)	$80,983,398

Class A Shares

Shares sold	1,683,483	1,254,468	$23,261,061	$17,391,476

Shares issued to shareholders on reinvestment of dividends	113,597	125,164	1,583,798	1,731,992

Shares converted from Class B	0	100	0	1,379

Shares converted from Class C	159,137	56,338	2,246,607	776,966

Shares redeemed	(2,367,967)	(2,620,778)	(32,862,898)	(36,295,104)

Net decrease	(411,750)	(1,184,708)	$(5,771,432)	$(16,393,291)

Class B Shares (a)

Shares issued to shareholders on reinvestment of dividends	0	2	$0	$25

Shares converted to Class A	0	(100)	0	(1,379)

Shares redeemed	0	(172)	0	(2,365)

Net increase (decrease)	0	(270)	$0	$(3,719)

Class C Shares

Shares sold	121,008	120,841	$1,689,386	$1,679,012

Shares issued to shareholders on reinvestment of dividends	21,831	27,810	304,006	384,891

Shares converted to Class A	(159,124)	(56,338)	(2,246,607)	(776,966)

Shares redeemed	(532,918)	(671,090)	(7,365,151)	(9,288,646)

Net decrease	(549,203)	(578,777)	$(7,618,366)	$(8,001,709)

Advisor Class Shares

Shares sold	2,812,340	1,421,572	$39,119,963	$19,711,145

Shares issued to shareholders on reinvestment of dividends	47,090	37,271	657,918	515,073

Shares redeemed	(1,529,801)	(620,608)	(21,140,819)	(8,597,299)

Net increase	1,329,629	838,235	$18,637,062	$11,628,919

(a)	Class B was redeemed on August 30, 2018.

2019 Annual Report	97

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Intermediate Duration Class Shares

Shares sold	29,044,636	38,552,357	$379,402,425	$501,187,296

Shares issued to shareholders on reinvestment of dividends and distributions	6,243,192	4,988,639	81,451,447	64,572,044

Shares redeemed	(40,968,709)	(39,833,661)	(532,057,461)	(516,998,084)

Net increase (decrease)	(5,680,881)	3,707,335	$(71,203,589)	$48,761,256

Class A Shares (a)

Shares sold	750	0	$10,022	$0

Net increase	750	0	$10,022	$0

Advisor Class Shares (a)

Shares sold	750	0	$10,021	$0

Net increase	750	0	$10,021	$0

Class Z Shares (a)

Shares sold	750	0	$10,021	$0

Net increase	750	0	$10,021	$0

(a)	Commenced distribution on July 23, 2019.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Short Duration Plus Class Shares

Shares sold	8,624,294	6,915,337	$100,019,774	$80,316,520

Shares issued to shareholders on reinvestment of dividends	322,262	210,970	3,753,167	2,442,556

Shares redeemed	(5,772,283)	(9,978,193)	(66,998,281)	(115,707,613)

Net increase (decrease)	3,174,273	(2,851,886)	$36,774,660	$(32,948,537)

Class A Shares

Shares sold	1,300,182	928,913	$15,174,427	$10,759,906

Shares issued to shareholders on reinvestment of dividends	29,231	17,541	340,712	203,145

Shares converted from Class B	352	1,402	4,084	16,282

Shares converted from Class C	43,405	38,152	507,082	442,697

Shares redeemed	(1,816,405)	(1,159,502)	(21,155,858)	(13,477,292)

Net decrease	(443,235)	(173,494)	$(5,129,553)	$(2,055,262)

98	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class B Shares

Shares sold	68	163	$785	$1,879

Shares issued to shareholders on reinvestment of dividends	8	10	103	119

Shares converted to Class A	(353)	(1,405)	(4,084)	(16,282)

Shares redeemed	(196)	(1,520)	(2,296)	(17,573)

Net decrease	(473)	(2,752)	$(5,492)	$(31,857)

Class C Shares

Shares sold	115,870	73,082	$1,342,132	$846,507

Shares issued to shareholders on reinvestment of dividends	2,695	1,923	31,310	22,216

Shares converted to Class A	(43,497)	(38,249)	(507,082)	(442,697)

Shares redeemed	(136,941)	(214,673)	(1,584,769)	(2,486,986)

Net decrease	(61,873)	(177,917)	$(718,409)	$(2,060,960)

At September 30, 2019, certain AllianceBernstein mutual funds owned 23%, 13%, and 13% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio respectively, in aggregate of the Portfolios’ shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2019 Annual Report	99

2019 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2019. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	93.46%

Intermediate Duration	89.34%

For the taxable year ended September 30, 2019, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$46,252,973

Tax-Managed International	58,660,402

Emerging Markets	19,752,707

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2019, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$3,215,718	$37,322,436

Tax-Managed International	7,452,200	87,094,792

Emerging Markets	3,717,283	45,575,496

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

100	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Kathleen M. Fisher+

President

Bart Friedman*†

Director

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Sharon E. Fay(1)

Vice President

Kent W. Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Janaki Rao(1)

Vice President

Greg J. Wilensky(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

+ Mr. Fisher is expected to retire on or about March 31, 2020.

† Mr. Friedman is expected to retire on or about December 31, 2019.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan, Rao and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

2019 Annual Report	101

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen M. Fisher,**† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2017)

Senior Vice President of the Investment Adviser with which she has been associated since prior to 2014. She has been the Head of Wealth and Investment Strategies of the Adviser’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.

		19	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 68 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,#*** 74 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2014 until 2017.	19

Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc., where he serves as Lead Director

102	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
R. Jay Gerken,# 68 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

Jeffrey R. Holland,# 53 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 66 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on the leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

2019 Annual Report	103

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director

Donald K. Peterson,# 70 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

** Ms. Fisher is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AB.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Ms. Fisher expected to retire on or about March 31, 2020.

*** Mr. Friedman is expected to retire on or about December 31, 2019.

104	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Kathleen M. Fisher, 65	President	See biography above.

Michael Canter, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Henry S. D’Auria, 57	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

R.B. (“Guy”) Davidson III, 58	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Sharon E. Fay, 59	Vice President	Senior Vice President of the Adviser†, with which she has been associated since prior to 2014. She is Co-Head of Equities, having served as Head of Equities from 2010 until 2019.

Kent W. Hargis, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Terrance T. Hults, 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Shawn E. Keegan, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Avi Lavi, 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Mathew J. Norton, 36	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Douglas J. Peebles, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Mark Phelps, 59	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser†, with which he has been associated since prior to 2014.

2019 Annual Report	105

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Daniel C. Roarty, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Laurent Saltiel, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Greg J. Wilensky, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Nelson Yu, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS†, with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser† since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

106	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2019 Annual Report	107

Board Consideration of Investment Management Arrangement (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The

108	Sanford C. Bernstein Fund, Inc.

Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s

2019 Annual Report	109

Board Consideration of Investment Management Arrangement (continued)

continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

110	Sanford C. Bernstein Fund, Inc.

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

2019 Annual Report	111

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0919

Sanford C. Bernstein Fund, Inc.

September 30, 2019

Schedule of Investments

To the Annual Report

For the Stock Portfolios

International

Tax-Managed International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and International Class Shareholders of International Portfolio, Tax-Managed International Class Shareholders of Tax-Managed International Portfolio, and Emerging Markets Class Shareholders of Emerging Markets Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Stock Portfolios of the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2019, the statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2019 Annual Report for the International Equity Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%

Financials–17.6%
Banks–8.7%
Banco Comercial Portugues SA	20,227,320	$4,199,580
Bank Hapoalim BM(a)	808,630	6,371,462
Bank Leumi Le-Israel BM	1,688,900	12,024,672
Bank of Ireland Group PLC	1,732,838	6,866,218
DBS Group Holdings Ltd.	348,800	6,310,179
DNB ASA	197,730	3,485,581
Erste Group Bank AG(a)	336,970	11,136,718
Hang Seng Bank Ltd.	199,200	4,292,276
HDFC Bank Ltd.	654,071	11,335,190
ICICI Bank Ltd.	996,450	6,073,737
KBC Group NV	177,800	11,548,345
Mediobanca Banca di Credito Finanziario SpA	901,570	9,841,345
Mitsubishi UFJ Financial Group, Inc.	656,900	3,345,499
Oversea-Chinese Banking Corp., Ltd.	431,929	3,395,564
Royal Bank of Canada	79,610	6,457,853
Sumitomo Mitsui Financial Group, Inc.	81,600	2,803,949
Svenska Handelsbanken AB–Class A	301,770	2,823,083
Toronto-Dominion Bank (The)	95,860	5,589,452
Westpac Banking Corp.	149,680	2,989,503

		120,890,206

Capital Markets–3.2%
Credit Suisse Group AG(a)	785,433	9,608,290
Euronext NV(b)	48,580	3,977,776
London Stock Exchange Group PLC	98,810	8,873,106
Partners Group Holding AG	23,560	18,093,046
Singapore Exchange Ltd.	634,400	3,892,065

		44,444,283

Diversified Financial Services–0.3%
ORIX Corp.	247,100	3,696,366

Insurance–5.0%
Admiral Group PLC	151,420	3,937,596
AIA Group Ltd.	1,071,000	10,100,645
Allianz SE	56,670	13,191,184
NN Group NV	59,892	2,122,487
Prudential PLC	477,465	8,652,248
Sampo Oyj–Class A	119,460	4,746,418
Swiss Re AG	88,250	9,208,337
Zurich Insurance Group AG	46,060	17,641,338

		69,600,253

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance–0.4%
Housing Development Finance Corp., Ltd.	219,040	$6,113,899

		244,745,007

Industrials–15.0%
Aerospace & Defense–4.0%
Airbus SE	125,607	16,307,373
BAE Systems PLC	1,856,160	12,999,223
Leonardo SpA	755,015	8,875,211
MTU Aero Engines AG	39,150	10,402,836
Rolls-Royce Holdings PLC(a)	761,750	7,401,802

		55,986,445

Air Freight & Logistics–0.2%
SG Holdings Co., Ltd.	120,300	2,948,083

Airlines–2.1%
Japan Airlines Co., Ltd.	327,200	9,717,646
Qantas Airways Ltd.	3,329,304	14,148,466
Wizz Air Holdings PLC(a)(b)	104,150	4,628,508

		28,494,620

Building Products–0.7%
Assa Abloy AB–Class B	138,588	3,080,970
Kingspan Group PLC	144,900	7,075,435

		10,156,405

Commercial Services & Supplies–0.4%
China Everbright International Ltd.	5,207,111	4,005,274
Secom Co., Ltd.	22,400	2,049,731

		6,055,005

Construction & Engineering–0.3%
Taisei Corp.	106,100	4,129,093

Electrical Equipment–1.3%
Nidec Corp.	33,500	4,536,620
Schneider Electric SE	86,500	7,563,739
Vestas Wind Systems A/S	74,890	5,809,810

		17,910,169

Industrial Conglomerates–0.3%
NWS Holdings Ltd.	896,000	1,387,786
Siemens AG	27,060	2,896,640

		4,284,426

Machinery–1.0%
KION Group AG	55,796	2,934,256
SMC Corp./Japan	14,500	6,232,507
Xylem, Inc./NY	58,080	4,624,330

		13,791,093

Professional Services–3.3%
Experian PLC	148,860	4,760,408
Intertek Group PLC	27,060	1,821,469
Intertrust NV(b)	88,420	1,729,715
Meitec Corp.	50,100	2,461,883

Schedule of Investments—International Portfolio	1

Company	Shares	U.S. $ Value

Recruit Holdings Co., Ltd.	332,000	$10,143,760
RELX PLC	169,155	4,021,980
RELX PLC (London)	397,570	9,442,172
UT Group Co., Ltd.	229,100	4,936,168
Wolters Kluwer NV	98,210	7,165,894

		46,483,449

Road & Rail–0.2%
East Japan Railway Co.	29,800	2,849,549

Trading Companies & Distributors–1.2%
AerCap Holdings NV(a)	236,280	12,936,330
Ashtead Group PLC	113,048	3,143,808

		16,080,138

		209,168,475

Information Technology–13.5%
Communications Equipment–0.7%
Nokia Oyj	1,835,190	9,268,262

Electronic Equipment, Instruments & Components–1.5%
Horiba Ltd.	89,700	5,218,922
Keyence Corp.	16,600	10,332,762
Murata Manufacturing Co., Ltd.	98,200	4,759,512

		20,311,196

IT Services–2.6%
Amadeus IT Group SA–Class A	69,010	4,944,676
Capgemini SE	93,348	10,991,836
GMO Payment Gateway, Inc.	69,100	4,638,219
Otsuka Corp.	69,300	2,773,491
Pagseguro Digital Ltd.(a)	113,830	5,271,467
Visa, Inc.–Class A	19,150	3,293,992
Wirecard AG	25,860	4,138,621

		36,052,302

Semiconductors & Semiconductor Equipment–4.4%
ASML Holding NV	41,288	10,239,980
Infineon Technologies AG	319,650	5,743,073
NXP Semiconductors NV	55,130	6,015,785
SCREEN Holdings Co., Ltd.	170,900	10,179,003
SK Hynix, Inc.	130,540	8,965,523
STMicroelectronics NV	216,750	4,194,498
Taiwan Semiconductor Manufacturing Co., Ltd.	1,853,000	16,457,472

		61,795,334

Software–3.3%
AVEVA Group PLC	60,560	2,751,825
Check Point Software Technologies Ltd.(a)	54,940	6,015,930
Constellation Software, Inc./Canada	7,490	7,480,389
Dassault Systemes SE	44,930	6,400,561
Nice Ltd.(a)	51,293	7,392,792
Oracle Corp. Japan	83,800	7,305,360
SAP SE	38,231	4,498,769

Company	Shares	U.S. $ Value

Temenos AG(a)	27,323	$4,575,235

		46,420,861

Technology Hardware, Storage & Peripherals–1.0%
Samsung Electronics Co., Ltd.	353,360	14,467,982

		188,315,937

Consumer Staples–11.2%
Beverages–2.0%
Budweiser Brewing Co. APAC Ltd.(a)(b)	779,400	2,794,333
Coca-Cola Bottlers Japan Holdings, Inc.	208,500	4,688,354
Coca-Cola European Partners PLC	237,300	13,158,285
Diageo PLC	43,000	1,756,562
Treasury Wine Estates Ltd.	400,473	5,026,681

		27,424,215

Food & Staples Retailing–0.4%
Koninklijke Ahold Delhaize NV	202,240	5,057,547

Food Products–5.0%
Calbee, Inc.	112,500	3,509,224
Danone SA	94,050	8,284,082
Kerry Group PLC–Class A	56,620	6,621,804
Mowi ASA	125,630	2,901,701
Nestle SA	159,447	17,292,737
Orkla ASA	1,147,270	10,439,366
Salmar ASA	244,340	10,727,121
WH Group Ltd.(b)	11,718,500	10,494,597

		70,270,632

Household Products–1.1%
Essity AB–Class B	96,570	2,817,758
Reckitt Benckiser Group PLC	92,895	7,253,184
Unicharm Corp.	188,300	5,984,927

		16,055,869

Personal Products–1.2%
Kose Corp.	27,000	4,584,304
Unilever PLC	200,440	12,046,834

		16,631,138

Tobacco–1.5%
British American Tobacco PLC	496,277	18,327,620
Philip Morris International, Inc.	41,480	3,149,576

		21,477,196

		156,916,597

Health Care–10.0%
Biotechnology–0.5%
Abcam PLC	171,580	2,417,890
Genmab A/S(a)	19,681	3,998,856

		6,416,746

2	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies–0.9%
Hoya Corp.	63,200	$5,176,262
Koninklijke Philips NV	155,220	7,172,572

		12,348,834

Health Care Providers & Services–0.8%
Apollo Hospitals Enterprise Ltd.	357,492	7,052,629
Galenica AG(a)(b)	20,584	1,182,261
NMC Health PLC	108,307	3,609,777

		11,844,667

Life Sciences Tools & Services–2.3%
Bio-Rad Laboratories, Inc.–Class A(a)	10,330	3,437,204
Eurofins Scientific SE	9,348	4,347,178
Gerresheimer AG	77,680	5,569,635
ICON PLC(a)	24,920	3,671,713
Lonza Group AG(a)	13,293	4,498,495
QIAGEN NV(a)	134,140	4,392,909
Tecan Group AG	24,710	5,906,228

		31,823,362

Pharmaceuticals–5.5%
Astellas Pharma, Inc.	354,400	5,069,394
GlaxoSmithKline PLC	624,960	13,395,761
Novo Nordisk A/S–Class B	351,990	18,189,489
Roche Holding AG	121,143	35,272,534
Sanofi	48,860	4,526,036

		76,453,214

		138,886,823

Consumer Discretionary–9.4%
Auto Components–1.4%
Aptiv PLC	67,550	5,905,221
NGK Spark Plug Co., Ltd.	407,100	7,810,932
Valeo SA	191,390	6,202,380

		19,918,533

Automobiles–1.3%
Peugeot SA	421,070	10,509,375
Subaru Corp.	293,100	8,288,893

		18,798,268

Diversified Consumer Services–0.2%
TAL Education Group (ADR)(a)	84,735	2,901,326

Hotels, Restaurants & Leisure–1.9%
Aristocrat Leisure Ltd.	294,130	6,081,166
Compass Group PLC	332,202	8,548,453
GVC Holdings PLC	1,249,770	11,415,889

		26,045,508

Household Durables–0.5%
Auto Trader Group PLC	683,530	4,284,134
Husqvarna AB–Class B	333,260	2,534,399

		6,818,533

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail–0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	54,354	$9,089,619
Moneysupermarket.com Group PLC	493,950	2,297,127

		11,386,746

Leisure Products–0.7%
Bandai Namco Holdings, Inc.	67,700	4,221,606
Spin Master Corp.(a)(b)	189,310	5,784,254

		10,005,860

Multiline Retail–0.3%
B&M European Value Retail SA	781,379	3,643,328

Specialty Retail–0.1%
Hikari Tsushin, Inc.	8,300	1,800,631

Textiles, Apparel & Luxury Goods–2.2%
adidas AG	15,590	4,853,858
HUGO BOSS AG	104,830	5,612,468
LVMH Moet Hennessy Louis Vuitton SE	9,198	3,649,395
Moncler SpA	44,650	1,591,476
Pandora A/S	131,280	5,268,360
Puma SE	47,910	3,707,067
Shenzhou International Group Holdings Ltd.	412,000	5,374,665

		30,057,289

		131,376,022

Energy–5.8%
Oil, Gas & Consumable Fuels–5.8%
JXTG Holdings, Inc.	2,233,200	10,207,830
Neste Oyj	179,620	5,942,664
PetroChina Co., Ltd.–Class H	14,082,000	7,223,390
Petroleo Brasileiro SA (Preference Shares)	1,219,500	8,086,072
Repsol SA	1,137,476	17,740,060
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	705,070	20,677,190
Royal Dutch Shell PLC–Class A	64,266	1,884,789
Royal Dutch Shell PLC–Class B	242,000	7,152,413
TOTAL SA	47,633	2,480,096

		81,394,504

Materials–5.7%
Chemicals–3.9%
Air Water, Inc.	348,300	6,262,916
Chr Hansen Holding A/S	61,720	5,228,532
Covestro AG(b)	228,570	11,310,115
Evonik Industries AG	258,160	6,373,000
Johnson Matthey PLC	231,970	8,712,994
Koninklijke DSM NV	31,990	3,851,013
Sika AG	34,867	5,101,451
Tosoh Corp.	547,600	7,295,038

		54,135,059

Schedule of Investments—International Portfolio	3

Company	Shares	U.S. $ Value

Containers & Packaging–0.4%
BillerudKorsnas AB	501,960	$5,427,545

Metals & Mining–1.4%
BlueScope Steel Ltd.	748,309	6,078,049
Evolution Mining Ltd.	568,650	1,734,942
First Quantum Minerals Ltd.	496,260	4,169,056
Northern Star Resources Ltd.	255,810	1,901,180
Yamato Kogyo Co., Ltd.	228,400	5,693,958

		19,577,185

		79,139,789

Communication Services–4.4%
Diversified Telecommunication Services–2.6%
Cellnex Telecom SA(a)(b)	126,459	5,223,204
Cogeco Communications, Inc.	44,680	3,600,773
Deutsche Telekom AG	326,700	5,479,741
HKT Trust & HKT Ltd.–Class SS	3,370,000	5,345,902
Nippon Telegraph & Telephone Corp.	311,000	14,879,383
TELUS Corp.	49,340	1,755,958

		36,284,961

Entertainment–1.0%
Daiichikosho Co., Ltd.	45,400	2,101,754
Nintendo Co., Ltd.	30,700	11,435,638

		13,537,392

Interactive Media & Services–0.8%
Kakaku.com, Inc.	144,200	3,562,238
Tencent Holdings Ltd.	190,500	7,968,213

		11,530,451

		61,352,804

Utilities–3.2%
Electric Utilities–2.0%
EDP–Energias de Portugal SA	2,689,039	10,435,704
Enel SpA	2,084,000	15,566,012
Kansai Electric Power Co., Inc. (The)	142,900	1,600,522

		27,602,238

Company	Shares	U.S. $ Value

Gas Utilities–0.6%
ENN Energy Holdings Ltd.	618,000	$6,395,871
Tokyo Gas Co., Ltd.	75,800	1,917,203

		8,313,074

Multi-Utilities–0.3%
Suez	319,910	5,027,894

Water Utilities–0.3%
Beijing Enterprises Water Group Ltd.(a)	7,102,000	3,633,895

		44,577,101

Real Estate–1.8%
Equity Real Estate Investment Trusts (REITs)–1.0%
Merlin Properties Socimi SA	330,350	4,612,124
Nippon Building Fund, Inc.	857	6,584,458
Nippon Prologis REIT, Inc.	798	2,188,190

		13,384,772

Real Estate Management & Development–0.8%
Aroundtown SA	1,008,740	8,250,901
Vonovia SE	64,650	3,280,028

		11,530,929

		24,915,701

Total Common Stocks (cost $1,247,166,435)		1,360,788,760

SHORT-TERM INVESTMENTS–1.3%
Investment Companies–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(c)(d)(e) (cost $17,945,224)	17,945,224	17,945,224

Total Investments—98.9% (cost $1,265,111,659)		1,378,733,984

Other assets less liabilities—1.1%		15,337,491

Net Assets—100.0%		$1,394,071,475

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	221	December 2019	$20,977,320	$27,594

4	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ILS	68,381	USD	19,409	12/16/19	$(340,171)
Bank of America, NA	USD	2,510	NZD	3,905	12/16/19	(61,007)
Barclays Bank PLC	USD	5,801	CNY	41,099	10/17/19	(15,192)
Barclays Bank PLC	USD	3,888	INR	279,965	10/24/19	62,712
Barclays Bank PLC	KRW	3,032,712	USD	2,534	10/30/19	3,164
Barclays Bank PLC	USD	3,511	IDR	49,361,389	11/21/19	(49,586)
Barclays Bank PLC	CAD	42,004	USD	31,928	12/16/19	184,420
Barclays Bank PLC	EUR	13,155	USD	14,631	12/16/19	209,958
Barclays Bank PLC	USD	53,230	AUD	77,452	12/16/19	(828,662)
Barclays Bank PLC	USD	2,740	EUR	2,478	12/16/19	(23,436)
BNP Paribas SA	EUR	4,692	USD	5,275	12/16/19	131,327
BNP Paribas SA	TRY	18,878	USD	3,170	12/16/19	(92,470)
BNP Paribas SA	USD	3,918	SGD	5,400	12/16/19	(7,107)
BNP Paribas SA	USD	3,304	TRY	18,878	12/16/19	(41,721)
Citibank, NA	BRL	38,683	USD	9,291	10/02/19	(19,565)
Citibank, NA	USD	9,289	BRL	38,683	10/02/19	21,127
Citibank, NA	INR	2,668,839	USD	38,453	10/24/19	790,787
Citibank, NA	EUR	12,624	USD	13,980	12/16/19	140,971
Citibank, NA	HKD	244,526	USD	31,197	12/16/19	(25,463)
Citibank, NA	JPY	1,376,557	USD	12,810	12/16/19	11,688
Citibank, NA	NOK	61,467	USD	6,869	12/16/19	104,910
Citibank, NA	USD	3,894	EUR	3,524	12/16/19	(30,700)
Citibank, NA	USD	19,475	GBP	15,683	12/16/19	(132,795)
Citibank, NA	USD	18,413	NOK	165,037	12/16/19	(250,465)
Citibank, NA	USD	16,864	SEK	162,830	12/16/19	(238,349)
Credit Suisse International	NOK	119,944	USD	13,436	12/16/19	236,296
Deutsche Bank AG	BRL	38,683	USD	9,289	10/02/19	(21,127)
Deutsche Bank AG	USD	9,259	BRL	38,683	10/02/19	51,364
Deutsche Bank AG	BRL	38,683	USD	9,241	11/04/19	(47,928)
Goldman Sachs Bank USA	USD	3,823	RUB	247,251	11/14/19	(30,481)
Goldman Sachs Bank USA	CAD	2,049	USD	1,551	12/16/19	2,626
Goldman Sachs Bank USA	ILS	9,114	USD	2,639	12/16/19	6,296
HSBC Bank USA	CNY	345,318	USD	50,232	10/17/19	1,617,356
JPMorgan Chase Bank, NA	INR	156,314	USD	2,197	10/24/19	(8,519)
JPMorgan Chase Bank, NA	USD	3,629	GBP	2,941	12/16/19	(2,102)
Morgan Stanley & Co., Inc.	USD	3,122	INR	216,946	10/24/19	(60,728)
Morgan Stanley & Co., Inc.	KRW	17,041,178	USD	14,140	10/30/19	(83,364)
Morgan Stanley & Co., Inc.	TWD	403,864	USD	12,987	11/27/19	(78,070)
Morgan Stanley & Co., Inc.	EUR	5,163	USD	5,841	12/16/19	180,735
Natwest Markets PLC	EUR	6,506	USD	7,248	12/16/19	115,773
Natwest Markets PLC	USD	8,808	AUD	12,521	12/16/19	(336,468)
Natwest Markets PLC	USD	2,531	EUR	2,260	12/16/19	(53,708)
Natwest Markets PLC	USD	10,195	GBP	8,133	12/16/19	(164,365)
Natwest Markets PLC	USD	98,697	JPY	10,522,100	12/16/19	(870,487)
Standard Chartered Bank	CNY	45,624	USD	6,460	10/17/19	37,022
Standard Chartered Bank	USD	6,859	CNY	47,762	10/17/19	(135,396)
Standard Chartered Bank	USD	2,856	INR	198,491	10/24/19	(54,904)
Standard Chartered Bank	USD	2,146	GBP	1,717	12/16/19	(28,261)
State Street Bank & Trust Co.	USD	15,096	JPY	1,589,379	12/16/19	(318,695)
UBS AG	USD	3,676	EUR	3,287	12/16/19	(72,731)

						$(615,491)

Schedule of Investments—International Portfolio	5

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $47,124,763 or 3.4% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%

Financials–17.5%
Banks–8.6%
Banco Comercial Portugues SA	47,188,460	$9,797,230
Bank Hapoalim BM(a)	1,889,610	14,888,860
Bank Leumi Le-Israel BM	3,946,370	28,097,463
Bank of Ireland Group PLC	4,238,452	16,794,493
DBS Group Holdings Ltd.	814,600	14,737,017
DNB ASA	468,440	8,257,653
Erste Group Bank AG(a)	778,348	25,724,076
Hang Seng Bank Ltd.	465,500	10,030,394
HDFC Bank Ltd.	1,531,056	26,533,527
ICICI Bank Ltd.	2,325,980	14,177,722
KBC Group NV	414,070	26,894,394
Mediobanca Banca di Credito Finanziario SpA	2,108,750	23,018,664
Mitsubishi UFJ Financial Group, Inc.	1,545,300	7,869,996
Oversea-Chinese Banking Corp., Ltd.	1,009,220	7,933,875
Royal Bank of Canada	182,290	14,787,113
Sumitomo Mitsui Financial Group, Inc.	194,400	6,679,995
Svenska Handelsbanken AB–Class A	705,780	6,602,628
Toronto-Dominion Bank (The)	219,430	12,794,631
Westpac Banking Corp.	349,790	6,986,227

		282,605,958

Capital Markets–3.2%
Credit Suisse Group AG(a)	1,834,374	22,440,102
Euronext NV(b)	112,830	9,238,626
London Stock Exchange Group PLC	228,370	20,507,553
Partners Group Holding AG	54,598	41,928,867
Singapore Exchange Ltd.	1,481,700	9,090,280

		103,205,428

Diversified Financial Services–0.3%
ORIX Corp.	577,300	8,635,825

Insurance–5.0%
Admiral Group PLC	356,650	9,274,491
AIA Group Ltd.	2,501,800	23,594,579
Allianz SE	132,330	30,802,707
NN Group NV	152,089	5,389,817
Prudential PLC	1,116,833	20,238,375
Sampo Oyj–Class A	278,970	11,084,115
Swiss Re AG	201,860	21,062,831
Zurich Insurance Group AG	108,980	41,740,187

		163,187,102

6	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance–0.4%
Housing Development Finance Corp., Ltd.	511,710	$14,282,978

		571,917,291

Industrials–15.0%
Aerospace & Defense–4.0%
Airbus SE	293,543	38,110,258
BAE Systems PLC	4,319,801	30,252,810
Leonardo SpA	1,761,395	20,705,221
MTU Aero Engines AG	91,540	24,323,771
Rolls-Royce Holdings PLC(a)	1,781,120	17,306,855

		130,698,915

Air Freight & Logistics–0.2%
SG Holdings Co., Ltd.	280,800	6,881,311

Airlines–2.0%
Japan Airlines Co., Ltd.	764,600	22,708,167
Qantas Airways Ltd.	7,776,205	33,046,359
Wizz Air Holdings PLC(a)(b)	242,810	10,790,668

		66,545,194

Building Products–0.7%
Assa Abloy AB–Class B	328,932	7,312,536
Kingspan Group PLC	337,200	16,465,400

		23,777,936

Commercial Services & Supplies–0.4%
China Everbright International Ltd.	12,164,148	9,356,579
Secom Co., Ltd.	53,700	4,913,864

		14,270,443

Construction & Engineering–0.3%
Taisei Corp.	246,900	9,608,607

Electrical Equipment–1.3%
Nidec Corp.	79,600	10,779,549
Schneider Electric SE	202,120	17,673,791
Vestas Wind Systems A/S	174,700	13,552,863

		42,006,203

Industrial Conglomerates–0.3%
NWS Holdings Ltd.	2,092,000	3,240,232
Siemens AG	63,310	6,777,025

		10,017,257

Machinery–1.0%
KION Group AG	129,273	6,798,338
SMC Corp./Japan	33,900	14,571,172
Xylem, Inc./NY	135,720	10,806,026

		32,175,536

Professional Services–3.4%
Experian PLC	363,810	11,634,315
Intertek Group PLC	69,620	4,686,277
Intertrust NV(b)	205,580	4,021,656
Meitec Corp.	125,000	6,142,424
Recruit Holdings Co., Ltd.	774,600	23,666,736

Company	Shares	U.S. $ Value

RELX PLC	394,742	$9,385,737
RELX PLC (London)	945,580	22,457,250
UT Group Co., Ltd.	536,300	11,555,072
Wolters Kluwer NV	233,650	17,048,275

		110,597,742

Road & Rail–0.2%
East Japan Railway Co.	69,600	6,655,322

Trading Companies & Distributors–1.2%
AerCap Holdings NV(a)	550,410	30,134,947
Ashtead Group PLC	263,088	7,316,345

		37,451,292

		490,685,758

Information Technology–13.5%
Communications Equipment–0.7%
Nokia Oyj	4,291,810	21,674,933

Electronic Equipment, Instruments & Components–1.5%
Horiba Ltd.	209,700	12,200,757
Keyence Corp.	39,000	24,275,766
Murata Manufacturing Co., Ltd.	229,300	11,113,606

		47,590,129

IT Services–2.6%
Amadeus IT Group SA–Class A	166,590	11,936,438
Capgemini SE	214,146	25,215,942
GMO Payment Gateway, Inc.	161,500	10,840,411
Otsuka Corp.	175,300	7,015,770
Pagseguro Digital Ltd.(a)	265,980	12,317,534
Visa, Inc.–Class A	44,680	7,685,407
Wirecard AG	60,430	9,671,185

		84,682,687

Semiconductors & Semiconductor Equipment–4.4%
ASML Holding NV	97,134	24,090,539
Infineon Technologies AG	745,980	13,402,839
NXP Semiconductors NV	129,517	14,132,895
SCREEN Holdings Co., Ltd.	399,000	23,764,905
SK Hynix, Inc.	306,330	21,038,829
STMicroelectronics NV	506,470	9,801,095
Taiwan Semiconductor Manufacturing Co., Ltd.	4,317,000	38,341,558

		144,572,660

Software–3.3%
AVEVA Group PLC	141,540	6,431,528
Check Point Software Technologies Ltd.(a)	127,900	14,005,050
Constellation Software, Inc./Canada	17,132	17,110,017
Dassault Systemes SE	104,970	14,953,636
Nice Ltd.(a)	122,529	17,659,943
Oracle Corp. Japan	195,900	17,077,806
SAP SE	88,951	10,467,160
Temenos AG(a)	63,311	10,601,423

		108,306,563

Schedule of Investments—Tax-Managed International Portfolio	7

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals–1.0%
Samsung Electronics Co., Ltd.	836,540	$34,251,317

		441,078,289

Consumer Staples–11.2%
Beverages–2.0%
Budweiser Brewing Co. APAC Ltd.(a)(b)	1,837,200	6,586,795
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	10,991,211
Coca-Cola European Partners PLC	554,350	30,738,707
Diageo PLC	90,480	3,696,133
Treasury Wine Estates Ltd.	955,598	11,994,532

		64,007,378

Food & Staples Retailing–0.4%
Koninklijke Ahold Delhaize NV	468,030	11,704,330

Food Products–5.0%
Calbee, Inc.	262,600	8,191,310
Danone SA	219,660	19,348,022
Kerry Group PLC–Class A	132,140	15,453,994
Mowi ASA	293,490	6,778,798
Nestle SA	373,821	40,542,552
Orkla ASA	2,658,920	24,194,339
Salmar ASA	583,040	25,596,875
WH Group Ltd.(b)	27,355,000	24,497,989

		164,603,879

Household Products–1.1%
Essity AB–Class B	225,460	6,578,562
Reckitt Benckiser Group PLC	219,109	17,107,894
Unicharm Corp.	439,900	13,981,782

		37,668,238

Personal Products–1.2%
Kose Corp.	62,900	10,679,732
Unilever PLC	468,810	28,176,392

		38,856,124

Tobacco–1.5%
British American Tobacco PLC	1,162,794	42,942,241
Philip Morris International, Inc.	97,140	7,375,840

		50,318,081

		367,158,030

Health Care–9.9%
Biotechnology–0.5%
Abcam PLC	400,820	5,648,320
Genmab A/S(a)	46,676	9,483,797

		15,132,117

Health Care Equipment & Supplies–0.9%
Hoya Corp.	145,600	11,925,059
Koninklijke Philips NV	362,570	16,754,024

		28,679,083

Company	Shares	U.S. $ Value

Health Care Providers & Services–0.8%
Apollo Hospitals Enterprise Ltd.	843,073	$16,632,208
Galenica AG(a)(b)	48,192	2,767,950
NMC Health PLC	251,342	8,377,008

		27,777,166

Life Sciences Tools & Services–2.3%
Bio-Rad Laboratories, Inc.–Class A(a)	24,150	8,035,671
Eurofins Scientific SE	22,249	10,346,638
Gerresheimer AG	181,460	13,010,632
ICON PLC(a)	57,970	8,541,300
Lonza Group AG(a)	31,583	10,688,028
QIAGEN NV(a)	321,020	10,512,984
Tecan Group AG	58,690	14,028,188

		75,163,441

Pharmaceuticals–5.4%
Astellas Pharma, Inc.	830,200	11,875,312
GlaxoSmithKline PLC	1,453,630	31,157,962
Novo Nordisk A/S–Class B	822,920	42,525,340
Roche Holding AG	283,401	82,516,296
Sanofi	113,840	10,545,311

		178,620,221

		325,372,028

Consumer Discretionary–9.5%
Auto Components–1.4%
Aptiv PLC	157,630	13,780,015
NGK Spark Plug Co., Ltd.	968,500	18,582,382
Valeo SA	447,780	14,511,215

		46,873,612

Automobiles–1.4%
Peugeot SA	984,870	24,581,111
Subaru Corp.	685,000	19,371,857

		43,952,968

Diversified Consumer Services–0.2%
TAL Education Group (ADR)(a)	196,406	6,724,941

Hotels, Restaurants & Leisure–1.9%
Aristocrat Leisure Ltd.	686,860	14,200,897
Compass Group PLC	786,683	20,243,474
GVC Holdings PLC	2,994,660	27,354,399

		61,798,770

Household Durables–0.5%
Auto Trader Group PLC	1,608,260	10,080,028
Husqvarna AB–Class B	779,140	5,925,257

		16,005,285

Internet & Direct Marketing Retail–0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	129,299	21,622,672
Moneysupermarket.com Group PLC	1,154,540	5,369,217

		26,991,889

8	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Company	Shares	U.S. $ Value

Leisure Products–0.7%
Bandai Namco Holdings, Inc.	158,200	$9,864,964
Spin Master Corp.(a)(b)	440,860	13,470,214

		23,335,178

Multiline Retail–0.3%
B&M European Value Retail SA	1,857,342	8,660,211

Specialty Retail–0.1%
Hikari Tsushin, Inc.	19,400	4,208,703

Textiles, Apparel & Luxury Goods–2.2%
adidas AG	36,450	11,348,500
HUGO BOSS AG	244,444	13,087,227
LVMH Moet Hennessy Louis Vuitton SE	21,599	8,569,611
Moncler SpA	107,210	3,821,326
Pandora A/S	309,290	12,412,029
Puma SE	112,090	8,673,036
Shenzhou International Group Holdings Ltd.	963,000	12,562,627

		70,474,356

		309,025,913

Energy–5.8%
Oil, Gas & Consumable Fuels–5.8%
JXTG Holdings, Inc.	5,246,400	23,980,995
Neste Oyj	420,540	13,913,417
PetroChina Co., Ltd.–Class H	33,028,000	16,941,779
Petroleo Brasileiro SA (Preference Shares)	2,842,700	18,848,936
Repsol SA	2,705,181	42,189,965
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,631,740	47,853,118
Royal Dutch Shell PLC–Class A	143,290	4,202,400
Royal Dutch Shell PLC–Class B	584,435	17,273,226
TOTAL SA	111,169	5,788,208

		190,992,044

Materials–5.7%
Chemicals–3.9%
Air Water, Inc.	829,000	14,906,568
Chr Hansen Holding A/S	143,890	12,189,460
Covestro AG(b)	543,560	26,896,470
Evonik Industries AG	630,500	15,564,674
Johnson Matthey PLC	559,520	21,016,056
Koninklijke DSM NV	74,490	8,967,239
Sika AG	82,876	12,125,731
Tosoh Corp.	1,281,700	17,074,598

		128,740,796

Containers & Packaging–0.4%
BillerudKorsnas AB	1,175,260	12,707,737

Metals & Mining–1.4%
BlueScope Steel Ltd.	1,746,019	14,181,829
Evolution Mining Ltd.	1,448,530	4,419,441

Company	Shares	U.S. $ Value

First Quantum Minerals Ltd.	1,179,990	$9,913,038
Northern Star Resources Ltd.	597,050	4,437,276
Yamato Kogyo Co., Ltd.	535,600	13,352,381

		46,303,965

		187,752,498

Communication Services–4.4%
Diversified Telecommunication Services–2.6%
Cellnex Telecom SA(a)(b)	294,709	12,172,525
Cogeco Communications, Inc.	105,220	8,479,707
Deutsche Telekom AG	763,400	12,804,513
HKT Trust & HKT Ltd.–Class SS	7,853,000	12,457,379
Nippon Telegraph & Telephone Corp.	724,900	34,681,879
TELUS Corp.	115,350	4,105,184

		84,701,187

Entertainment–1.0%
Daiichikosho Co., Ltd.	114,600	5,305,308
Nintendo Co., Ltd.	71,700	26,707,989

		32,013,297

Interactive Media & Services–0.8%
Kakaku.com, Inc.	335,600	8,290,480
Tencent Holdings Ltd.	450,600	18,847,647

		27,138,127

		143,852,611

Utilities–3.3%
Electric Utilities–2.1%
EDP–Energias de Portugal SA	6,993,032	27,138,770
Enel SpA	4,897,440	36,580,427
Kansai Electric Power Co., Inc. (The)	336,200	3,765,539

		67,484,736

Gas Utilities–0.6%
ENN Energy Holdings Ltd.	1,446,000	14,965,097
Tokyo Gas Co., Ltd.	177,100	4,479,375

		19,444,472

Multi-Utilities–0.3%
Suez	747,860	11,753,809

Water Utilities–0.3%
Beijing Enterprises Water Group Ltd.(a)	16,590,000	8,488,639

		107,171,656

Real Estate–1.8%
Equity Real Estate Investment Trusts (REITs)–1.0%
Merlin Properties Socimi SA	804,090	11,226,164
Nippon Building Fund, Inc.	1,998	15,350,929
Nippon Prologis REIT, Inc.	1,863	5,108,519

		31,685,612

Schedule of Investments—Tax-Managed International Portfolio	9

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.8%
Aroundtown SA	2,368,850	$19,375,801
Vonovia SE	150,970	7,659,487

		27,035,288

		58,720,900

Total Common Stocks (cost $2,952,823,091)		3,193,727,018

SHORT-TERM INVESTMENTS–1.5%
Investment Companies–1.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(c)(d)(e) (cost $48,727,250)	48,727,250	48,727,250

Company	U.S. $ Value

Total Investments—99.1% (cost $3,001,550,341)	$3,242,454,268

Other assets less liabilities—0.9%	29,481,879

Net Assets—100.0%	$3,271,936,147

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	426	December 2019	$40,435,920	$(38,116)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	1,403,631	USD	13,069	10/16/19	$75,729
Bank of America, NA	USD	9,948	EUR	8,812	10/16/19	(333,464)
Bank of America, NA	USD	30,246	JPY	3,249,068	10/16/19	(169,282)
Bank of America, NA	USD	5,715	NZD	8,584	10/16/19	(337,541)
Barclays Bank PLC	CHF	15,311	USD	15,664	10/16/19	304,637
Barclays Bank PLC	EUR	26,222	USD	29,167	10/16/19	555,743
Barclays Bank PLC	JPY	980,118	USD	9,136	10/16/19	62,718
Barclays Bank PLC	USD	111,250	AUD	159,568	10/16/19	(3,495,092)
Barclays Bank PLC	USD	8,441	GBP	6,707	10/16/19	(190,091)
Barclays Bank PLC	USD	8,383	HKD	65,679	10/16/19	(1,497)
Barclays Bank PLC	USD	8,489	ILS	29,777	10/16/19	82,330
Barclays Bank PLC	USD	40,013	JPY	4,225,702	10/16/19	(895,611)
Barclays Bank PLC	USD	40,033	SEK	374,656	10/16/19	(1,938,966)
Barclays Bank PLC	USD	3,549	SGD	4,904	10/16/19	(557)
Barclays Bank PLC	CNY	93,016	USD	13,169	10/17/19	73,615
Barclays Bank PLC	INR	388,153	USD	5,441	10/24/19	(36,680)
Barclays Bank PLC	USD	9,093	INR	654,744	10/24/19	146,617
Barclays Bank PLC	USD	7,890	INR	550,327	10/24/19	(123,844)
Barclays Bank PLC	KRW	6,708,687	USD	5,606	10/30/19	7,000
Barclays Bank PLC	USD	8,220	IDR	115,578,987	11/21/19	(116,105)
Barclays Bank PLC	EUR	7,798	USD	8,652	1/15/20	82,917
BNP Paribas SA	EUR	15,509	USD	17,528	10/16/19	606,056
BNP Paribas SA	TRY	44,161	USD	7,566	10/16/19	(213,167)
BNP Paribas SA	USD	7,875	TRY	44,161	10/16/19	(95,969)
Citibank, NA	BRL	90,168	USD	21,656	10/02/19	(45,605)
Citibank, NA	USD	21,652	BRL	90,168	10/02/19	49,245
Citibank, NA	EUR	46,729	USD	51,775	10/16/19	789,291

10	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	HKD	50,610	USD	6,459	10/16/19	$251
Citibank, NA	JPY	3,591,795	USD	33,295	10/16/19	46,036
Citibank, NA	USD	39,802	CHF	38,979	10/16/19	(698,930)
Citibank, NA	USD	10,431	EUR	9,482	10/16/19	(85,604)
Citibank, NA	USD	47,131	GBP	37,501	10/16/19	(995,162)
Citibank, NA	USD	6,590	HKD	51,550	10/16/19	(11,678)
Citibank, NA	USD	41,489	NOK	372,188	10/16/19	(568,295)
Citibank, NA	USD	25,053	PLN	93,488	10/16/19	(1,735,654)
Citibank, NA	INR	6,282,113	USD	90,514	10/24/19	1,861,414
Citibank, NA	EUR	8,065	USD	8,986	1/15/20	123,106
Credit Suisse International	JPY	2,473,899	USD	23,448	10/16/19	547,507
Credit Suisse International	NOK	335,228	USD	37,530	10/16/19	672,380
Credit Suisse International	USD	23,637	SGD	31,942	10/16/19	(522,953)
Deutsche Bank AG	BRL	90,168	USD	21,652	10/02/19	(49,245)
Deutsche Bank AG	USD	21,582	BRL	90,168	10/02/19	119,726
Deutsche Bank AG	CAD	97,574	USD	74,752	10/16/19	1,084,722
Deutsche Bank AG	BRL	90,168	USD	21,540	11/04/19	(111,718)
Goldman Sachs Bank USA	AUD	15,942	USD	10,794	10/16/19	28,129
Goldman Sachs Bank USA	GBP	10,567	USD	12,956	10/16/19	(44,186)
Goldman Sachs Bank USA	ILS	21,300	USD	6,145	10/16/19	13,470
Goldman Sachs Bank USA	ILS	54,440	USD	15,395	10/16/19	(275,997)
Goldman Sachs Bank USA	PLN	93,488	USD	24,277	10/16/19	960,099
Goldman Sachs Bank USA	USD	8,423	JPY	902,835	10/16/19	(64,998)
Goldman Sachs Bank USA	USD	8,952	RUB	578,934	11/14/19	(72,562)
Goldman Sachs Bank USA	CAD	4,361	USD	3,303	1/15/20	6,203
Goldman Sachs Bank USA	USD	16,809	JPY	1,802,720	1/15/20	(6,514)
HSBC Bank USA	USD	9,160	CNY	64,917	10/17/19	(20,643)
HSBC Bank USA	USD	23,588	GBP	18,782	1/15/20	(394,992)
JPMorgan Chase Bank, NA	CHF	8,176	USD	8,351	10/16/19	148,813
JPMorgan Chase Bank, NA	SGD	23,942	USD	17,590	10/16/19	265,204
JPMorgan Chase Bank, NA	USD	12,376	JPY	1,318,905	10/16/19	(167,229)
Morgan Stanley Capital Services, Inc.	CHF	19,713	USD	20,283	10/16/19	507,562
Morgan Stanley Capital Services, Inc.	EUR	7,996	USD	9,058	10/16/19	333,069
Morgan Stanley Capital Services, Inc.	USD	11,847	EUR	10,690	10/16/19	(182,992)
Morgan Stanley Capital Services, Inc.	KRW	39,790,140	USD	33,015	10/30/19	(194,650)
Morgan Stanley Capital Services, Inc.	TWD	958,400	USD	30,820	11/27/19	(185,267)
Morgan Stanley Capital Services, Inc.	EUR	10,159	USD	11,337	1/15/20	173,207
Morgan Stanley Capital Services, Inc.	ILS	21,038	USD	5,998	1/15/20	(88,806)
Natwest Markets PLC	EUR	4,597	USD	5,269	10/16/19	253,281
Natwest Markets PLC	ILS	133,502	USD	37,674	10/16/19	(756,726)
Natwest Markets PLC	NOK	65,356	USD	7,618	10/16/19	432,734
Natwest Markets PLC	USD	21,076	AUD	30,034	10/16/19	(794,653)
Natwest Markets PLC	USD	4,361	CHF	4,221	10/16/19	(126,459)
Natwest Markets PLC	USD	26,788	EUR	23,917	10/16/19	(691,861)
Natwest Markets PLC	USD	9,892	GBP	7,821	10/16/19	(269,773)
Natwest Markets PLC	USD	176,369	JPY	19,078,237	10/16/19	238,099
Natwest Markets PLC	USD	16,831	JPY	1,785,618	10/16/19	(301,647)
Natwest Markets PLC	USD	20,538	AUD	29,799	1/15/20	(361,621)
Standard Chartered Bank	HKD	631,058	USD	80,771	10/16/19	237,899
Standard Chartered Bank	CNY	810,098	USD	117,717	10/17/19	3,670,085
Standard Chartered Bank	USD	16,334	CNY	113,731	10/17/19	(322,405)
Standard Chartered Bank	USD	6,670	INR	463,579	10/24/19	(128,230)
State Street Bank & Trust Co.	EUR	2,873	USD	3,237	10/16/19	102,325
State Street Bank & Trust Co.	HKD	194,417	USD	24,911	10/16/19	100,152
State Street Bank & Trust Co.	USD	5,191	AUD	7,411	10/16/19	(186,827)
State Street Bank & Trust Co.	USD	5,238	EUR	4,597	10/16/19	(222,511)

Schedule of Investments—Tax-Managed International Portfolio	11

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	3,938	HKD	30,865	10/16/19	$628
State Street Bank & Trust Co.	USD	22,712	HKD	177,371	10/16/19	(76,170)
State Street Bank & Trust Co.	USD	9,130	JPY	978,542	10/16/19	(71,547)
State Street Bank & Trust Co.	EUR	6,268	USD	7,002	1/15/20	113,794
UBS AG	USD	8,255	EUR	7,414	10/16/19	(165,770)
UBS AG	USD	11,547	JPY	1,240,527	10/16/19	(63,457)

						$(4,135,410)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $110,442,893 or 3.4% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–95.3%

Financials–26.0%
Banks–18.2%
Agricultural Bank of China Ltd.–Class H	20,074,000	$7,860,896
Bancolombia SA (Sponsored ADR)	62,720	3,101,504
Bank Central Asia Tbk PT	6,843,000	14,630,113
Bank for Foreign Trade of Vietnam JSC	1,607,600	5,694,129
Bank Mandiri Persero Tbk PT	20,051,500	9,862,454
Bank Negara Indonesia Persero Tbk PT	10,174,000	5,264,961
Bank of Georgia Group PLC	43,680	719,661
Bank of the Philippine Islands	4,053,800	7,275,446
Bank Tabungan Negara Persero Tbk PT	5,011,000	691,918
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	5,124,200	1,191,255
Capitec Bank Holdings Ltd.	27,380	2,327,508
China CITIC Bank Corp., Ltd.–Class H	10,717,000	5,713,907
China Construction Bank Corp.–Class H	12,968,000	9,881,081
City Union Bank Ltd.	391,720	1,199,445
Equity Group Holdings PLC/Kenya	2,331,200	841,791
Grupo Aval Acciones y Valores SA (ADR)	102,530	764,874
Hana Financial Group, Inc.	524,920	15,452,046
HDFC Bank Ltd.	1,032,228	17,888,732
ICICI Bank Ltd.	1,977,350	12,052,691
IndusInd Bank Ltd.	613,162	12,041,787
Industrial Bank Co., Ltd.–Class A	3,816,993	9,387,020
Itau Unibanco Holding SA (Preference Shares)	1,810,110	15,260,870
KB Financial Group, Inc.	520,617	18,581,588
Nedbank Group Ltd.	334,930	5,018,652
Sberbank of Russia PJSC (Sponsored ADR)	1,198,314	16,947,156
Shinhan Financial Group Co., Ltd.	220,790	7,715,058
State Bank of India(a)	2,965,210	11,354,787
TCS Group Holding PLC (GDR)(b)	496,932	8,696,310
Turkiye Garanti Bankasi AS(a)	5,113,020	9,231,924

		236,649,564

Capital Markets–1.7%
B3 SA–Brasil Bolsa Balcao	1,352,000	14,196,984
China Everbright Ltd.	2,140,000	2,504,288
GF Securities Co., Ltd.–Class H(a)	1,865,000	1,955,012
Haitong Securities Co., Ltd.–Class H	2,744,400	2,878,362

		21,534,646

Company	Shares	U.S. $ Value

Consumer Finance–1.6%
Manappuram Finance Ltd.	3,580,749	$7,114,860
Muangthai Capital PCL	3,502,000	6,526,533
Muthoot Finance Ltd.	545,285	5,242,554
Repco Home Finance Ltd.	270,097	1,186,557

		20,070,504

Diversified Financial Services–0.2%
Fubon Financial Holding Co., Ltd.	1,964,000	2,819,747

Insurance–3.0%
BB Seguridade Participacoes SA	237,800	2,004,870
ICICI Lombard General Insurance Co., Ltd.(b)	59,570	1,013,147
PICC Property & Casualty Co., Ltd.–Class H	4,529,000	5,284,587
Ping An Insurance Group Co. of China Ltd.–Class A	154,900	1,891,147
Ping An Insurance Group Co. of China Ltd.–Class H	2,453,500	28,199,807

		38,393,558

Thrifts & Mortgage Finance–1.3%
Housing Development Finance Corp., Ltd.	387,455	10,814,741
LIC Housing Finance Ltd.	1,223,340	6,500,109

		17,314,850

		336,782,869

Information Technology–14.6%
Electronic Equipment, Instruments & Components–1.5%
Elite Material Co., Ltd.	935,000	3,783,701
FPT Corp.	76,560	190,570
Hangzhou Hikvision Digital Technology Co., Ltd.–Class A	631,585	2,863,955
Samsung SDI Co., Ltd.	50,610	9,422,012
Yageo Corp.	491,000	3,901,093

		20,161,331

IT Services–0.9%
HCL Technologies Ltd.	273,100	4,157,454
My EG Services Bhd	9,972,000	3,335,780
Network International Holdings PLC(a)(b)	125,640	826,479
Tech Mahindra Ltd.	90,740	917,353
TravelSky Technology Ltd.–Class H	1,108,000	2,300,824

		11,537,890

Semiconductors & Semiconductor Equipment–5.6%
ASMedia Technology, Inc.	61,000	952,992
ASPEED Technology, Inc.	29,000	736,436
eMemory Technology, Inc.	65,000	686,077
Global Unichip Corp.	115,000	926,399
Hua Hong Semiconductor Ltd.(b)	2,853,000	5,681,302
Koh Young Technology, Inc.	10,080	749,044
Micron Technology, Inc.(a)	121,120	5,189,992
Nanya Technology Corp.	2,706,000	7,028,526
Parade Technologies Ltd.	38,000	660,715

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Realtek Semiconductor Corp.	644,000	$4,774,673
Silergy Corp.	107,000	2,653,584
SK Hynix, Inc.	387,178	26,591,492
Taiwan Semiconductor Manufacturing Co., Ltd.	1,737,706	15,433,485

		72,064,717

Software–0.2%
Beijing Thunisoft Corp., Ltd.–Class A	311,580	949,280
Douzone Bizon Co., Ltd.	25,360	1,385,404
Globant SA(a)	8,480	776,599

		3,111,283

Technology Hardware, Storage & Peripherals–6.4%
Samsung Electronics Co., Ltd.	1,269,861	51,993,224
Samsung Electronics Co., Ltd. (Preference Shares)	922,610	30,454,503

		82,447,727

		189,322,948

Consumer Discretionary–12.6%
Auto Components–0.0%
Cub Elecparts, Inc.	49,025	392,610

Automobiles–1.7%
Geely Automobile Holdings Ltd.	4,350,000	7,392,481
Guangzhou Automobile Group Co., Ltd.–Class H	12,112,000	11,591,490
SAIC Motor Corp. Ltd.	935,483	3,118,978

		22,102,949

Diversified Consumer Services–2.9%
Four Seasons Education Cayman, Inc. (ADR)(a)	234,833	427,396
Fu Shou Yuan International Group Ltd.	11,414,500	10,086,093
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	154,071	17,064,904
YDUQS Part	1,156,800	10,045,210

		37,623,603

Hotels, Restaurants & Leisure–1.7%
BK Brasil Operacao e Assessoria a Restaurantes SA	188,600	935,976
Huazhu Group Ltd. (ADR)	112,070	3,700,551
OPAP SA	1,520,258	15,638,803
Premium Leisure Corp.	141,129,000	1,904,645

		22,179,975

Internet & Direct Marketing Retail–5.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	231,280	38,676,954
Baozun, Inc. (Sponsored ADR)(a)	191,030	8,156,981
Naspers Ltd.–Class N	89,607	13,567,324
Prosus NV(a)	108,487	7,963,831

		68,365,090

Company	Shares	U.S. $ Value

Multiline Retail–0.2%
Lojas Renner SA	87,670	$1,064,924
Mitra Adiperkasa Tbk PT	10,066,500	730,121
V-Mart Retail Ltd.	28,400	831,833

		2,626,878

Specialty Retail–0.7%
Ace Hardware Indonesia Tbk PT	8,085,700	1,008,514
Foschini Group Ltd. (The)	534,050	5,769,051
JUMBO SA	47,350	897,797
Petrobras Distribuidora SA	150,300	995,863
Wilcon Depot, Inc.	2,549,700	811,693

		9,482,918

Textiles, Apparel & Luxury Goods–0.1%
Li Ning Co., Ltd.	447,000	1,282,451

		164,056,474

Consumer Staples–7.5%
Beverages–3.7%
Budweiser Brewing Co. APAC Ltd.(a)(b)	1,140,000	4,087,169
Fomento Economico Mexicano SAB de CV	1,507,284	13,812,569
Kweichow Moutai Co., Ltd.–Class A	84,571	13,634,447
Sichuan Swellfun Co., Ltd.–Class A	135,474	860,633
Wuliangye Yibin Co., Ltd.–Class A	834,474	15,188,096

		47,582,914

Food & Staples Retailing–1.6%
BGF retail Co., Ltd.	5,180	852,561
Bid Corp., Ltd.	27,860	592,085
CP ALL PCL	3,175,500	8,435,814
Raia Drogasil SA	44,100	1,016,913
Shoprite Holdings Ltd.	66,450	538,105
X5 Retail Group NV (GDR)(b)	251,100	8,783,478

		20,218,956

Food Products–1.9%
Britannia Industries Ltd.	18,600	775,090
COFCO Meat Holdings Ltd.(a)(b)	12,560,000	3,782,588
Industrias Bachoco SAB de CV	705,968	3,101,265
Minerva SA/Brazil(a)	2,741,800	6,460,300
WH Group Ltd.(b)	12,003,500	10,749,830

		24,869,073

Personal Products–0.2%
Cosmax, Inc.	6,575	402,038
TCI Co., Ltd.	249,331	2,507,989

		2,910,027

Tobacco–0.1%
Eastern Co. SAE	962,440	978,993
VST Industries Ltd.	6,030	320,352

		1,299,345

		96,880,315

14	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Company	Shares	U.S. $ Value

Industrials–6.8%
Aerospace & Defense–0.3%
Embraer SA	940,500	$4,054,045

Air Freight & Logistics–0.0%
TCI Express Ltd.	43,960	448,914

Airlines–0.4%
Gol Linhas Aereas Inteligentes SA (Preference Shares)(a)	729,600	5,671,808

Building Products–0.1%
Kajaria Ceramics Ltd.	129,270	1,003,900

Commercial Services & Supplies–0.6%
Sunny Friend Environmental Technology Co., Ltd.	852,000	7,458,141

Construction & Engineering–0.7%
Larsen & Toubro Ltd.	410,367	8,570,367

Electrical Equipment–0.5%
Luxshare Precision Industry Co., Ltd.–Class A	1,329,486	4,989,254
Voltronic Power Technology Corp.	45,150	931,278

		5,920,532

Machinery–1.8%
Han’s Laser Technology Industry Group Co., Ltd.	611,837	3,049,549
Sany Heavy Industry Co., Ltd.	5,240,591	10,498,428
Weichai Power Co., Ltd.–Class H	6,870,000	9,910,801

		23,458,778

Professional Services–0.0%
L&T Technology Services Ltd.(b)	25,640	548,138

Road & Rail–1.1%
Globaltrans Investment PLC (Sponsored GDR)(b)	356,601	3,066,769
Localiza Rent a Car SA	904,671	9,898,156
Rumo SA(a)	197,700	1,165,754

		14,130,679

Trading Companies & Distributors–0.7%
Barloworld Ltd.	563,360	4,292,136
BOC Aviation Ltd.(b)	506,700	4,676,354

		8,968,490

Transportation Infrastructure–0.6%
Adani Ports & Special Economic Zone Ltd.	1,424,267	8,348,810

		88,582,602

Energy–6.8%
Oil, Gas & Consumable Fuels–6.8%
CNOOC Ltd.	2,031,000	3,109,724
LUKOIL PJSC (Sponsored ADR)	278,397	23,031,784
PetroChina Co., Ltd.–Class H	13,292,000	6,818,158
Petroleo Brasileiro SA (Preference Shares)	5,143,900	34,107,377
Petronet LNG Ltd.	842,240	3,092,157

Company	Shares	U.S. $ Value

S-Oil Corp.	82,148	$6,811,005
Tatneft PJSC (Sponsored ADR)	83,437	5,327,452
Tupras Turkiye Petrol Rafinerileri AS	228,268	5,800,683

		88,098,340

Materials–5.1%
Chemicals–1.2%
Berger Paints India Ltd.	182,270	1,121,379
Kumho Petrochemical Co., Ltd.	121,420	7,260,661
Pidilite Industries Ltd.	46,530	947,171
Sasol Ltd.	169,070	2,843,530
UPL Ltd.	447,060	3,794,922

		15,967,663

Construction Materials–1.8%
Anhui Conch Cement Co., Ltd.–Class A	260,395	1,509,878
Anhui Conch Cement Co., Ltd.–Class H	1,648,000	9,779,787
China Resources Cement Holdings Ltd.	3,102,000	3,111,255
Grupo Cementos de Chihuahua SAB de CV	578,030	3,101,924
Huaxin Cement Co., Ltd.	1,761,247	4,657,809
POSCO Chemical Co., Ltd.	12,530	461,846

		22,622,499

Metals & Mining–2.1%
Antofagasta PLC	618,270	6,825,419
KGHM Polska Miedz SA(a)	96,046	1,917,073
Polyus PJSC (GDR)(b)	75,640	4,368,210
POSCO	51,698	9,799,762
Real Gold Mining Ltd.(a)(c)(d)(e)	1,788,000	0
Vedanta Ltd.	2,074,840	4,513,403

		27,423,867

		66,014,029

Communication Services–4.9%
Diversified Telecommunication Services–1.0%
China Unicom Hong Kong Ltd.	8,940,000	9,464,555
Megacable Holdings SAB de CV	975,600	3,929,788

		13,394,343

Entertainment–0.1%
NCSoft Corp.	2,620	1,140,888

Interactive Media & Services–3.1%
58.com, Inc. (ADR)(a)	93,250	4,598,158
Info Edge India Ltd.	35,460	1,021,501
Momo, Inc. (Sponsored ADR)	293,610	9,096,038
Tencent Holdings Ltd.	150,000	6,274,183
Yandex NV–Class A(a)	542,270	18,984,873

		39,974,753

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value
Wireless Telecommunication Services–0.7%
Safaricom PLC	32,474,740	$8,599,473

		63,109,457

Health Care–4.0%
Health Care Equipment & Supplies–0.1%
Vieworks Co., Ltd.	22,235	459,995
Yestar Healthcare Holdings Co., Ltd.(a)	7,452,500	1,416,771

		1,876,766

Health Care Providers & Services–3.3%
Cleopatra Hospital(a)	1,723,970	640,665
Integrated Diagnostics Holdings PLC(b)	105,790	486,634
Jinxin Fertility Group Ltd.(b)	8,029,600	11,610,744
MLP Saglik Hizmetleri AS(a)(b)	1,296,290	3,375,769
NMC Health PLC	520,641	17,352,507
Notre Dame Intermedica Participacoes SA	85,600	1,117,655
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	4,432,400	8,027,777

		42,611,751

Life Sciences Tools & Services–0.1%
Hangzhou Tigermed Consulting Co., Ltd.–Class A	98,754	858,370

Pharmaceuticals–0.5%
China Resources Pharmaceutical Group Ltd.(b)	5,499,200	5,144,672
Richter Gedeon Nyrt	58,090	939,796

		6,084,468

		51,431,355

Utilities–3.6%
Electric Utilities–2.3%
Centrais Eletricas Brasileiras SA	541,500	5,232,608
Centrais Eletricas Brasileiras SA (Preference Shares)	56,000	566,341
Equatorial Energia SA	654,600	15,800,391
Light SA	1,285,900	5,942,136
Power Grid Corp. of India Ltd.	997,690	2,809,376

		30,350,852

Gas Utilities–1.0%
China Resources Gas Group Ltd.	756,000	3,741,071
ENN Energy Holdings Ltd.	578,000	5,981,899
GAIL India Ltd.	1,720,220	3,255,305

		12,978,275

Independent Power and Renewable Electricity Producers–0.3%
Huaneng Power International, Inc.–Class H	7,798,000	3,752,138

		47,081,265

Company	Shares	U.S. $ Value

Real Estate–3.4%
Equity Real Estate Investment Trusts (REITs)–0.5%
Fibra Uno Administracion SA de CV	4,534,840	$6,643,469

Real Estate Management & Development–2.9%
Aldar Properties PJSC	9,663,200	5,505,437
CIFI Holdings Group Co., Ltd.	22,402,000	13,092,332
Huafa Industrial Co., Ltd. Zhuhai	3,690,378	3,636,249
Poly Developments and Holdings Group Co., Ltd.–Class A	1,593,800	3,198,610
Seazen Holdings Co., Ltd.–Class A	570,630	2,269,875
Times China Holdings Ltd.	6,583,000	10,253,733

		37,956,236

		44,599,705

Total Common Stocks (cost $1,204,106,401)		1,235,959,359

EQUITY LINKED NOTES–3.1%

Financials–1.0%
Banks–1.0%
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 6/07/21(a)	1,187,610	4,202,706
Emirates NBD PJSC, Merrill Lynch & Co., Inc., expiring 1/03/22(a)	2,504,670	8,828,962

		13,031,668

Real Estate–0.9%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 3/31/20(a)	4,606,644	6,572,129
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)	3,438,953	4,906,227

		11,478,356

Information Technology–0.7%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/21(a)(d)	3,520,532	8,755,429

Communication Services–0.2%
Mobile Telecommunications Co., HSBC Bank PLC, expiring 4/01/21(a)	1,935,260	3,425,464

Consumer Discretionary–0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	451,986	2,456,594

Industrials–0.1%
Han’s Laser Technology Industry Group Co., Ltd., UBS AG, expiring 3/06/20(a)	229,400	1,142,437

Total Equity Linked Notes (cost $35,127,766)		40,289,948

16	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS-CORPORATE BONDS–0.0%

Industrial–0.0%
Consumer Non-Cyclical–0.0%
Britannia Industries Ltd. 8.00%, 8/28/22 (cost $5,422)	INR	380	$5,466

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–0.9%
Investment Companies–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(f)(g)(h) (cost $11,746,656)	11,746,656	$11,746,656

Total Investments—99.3% (cost $1,250,986,245)		1,288,001,429

Other assets less liabilities—0.7%		9,312,270

Net Assets—100.0%		$1,297,313,699

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CNY	99,631	USD	14,460	10/17/19	$434,035
Bank of America, NA	KRW	24,815,551	USD	20,530	10/30/19	(181,908)
Bank of America, NA	EUR	9,937	USD	11,217	11/15/19	351,084
Bank of America, NA	USD	2,636	GBP	2,138	11/15/19	(2,730)
Barclays Bank PLC	CNY	165,082	USD	23,981	10/17/19	740,341
Barclays Bank PLC	CNY	65,216	USD	9,101	10/17/19	(80,196)
Barclays Bank PLC	INR	424,913	USD	5,965	10/24/19	(30,956)
Barclays Bank PLC	USD	7,101	INR	491,378	10/24/19	(167,084)
Barclays Bank PLC	KRW	5,003,676	USD	4,200	10/30/19	23,470
Barclays Bank PLC	KRW	4,767,310	USD	3,937	10/30/19	(41,616)
Barclays Bank PLC	USD	3,885	CLP	2,761,544	11/14/19	(94,145)
Barclays Bank PLC	GBP	4,115	USD	5,092	11/15/19	23,822
Barclays Bank PLC	MXN	23,682	USD	1,192	11/15/19	538
Barclays Bank PLC	MXN	63,631	USD	3,154	11/15/19	(47,102)
Barclays Bank PLC	USD	2,094	GBP	1,697	11/15/19	(3,731)
Barclays Bank PLC	USD	9,362	HKD	73,422	11/15/19	11,420
Barclays Bank PLC	IDR	126,721,078	USD	8,753	11/21/19	(132,312)
Barclays Bank PLC	USD	4,549	IDR	64,877,125	11/21/19	501
Barclays Bank PLC	USD	2,001	TWD	61,404	11/27/19	(14,687)
BNP Paribas SA	SGD	7,458	USD	5,386	11/15/19	(13,043)
Citibank, NA	BRL	80,345	USD	19,297	10/02/19	(40,637)
Citibank, NA	USD	19,293	BRL	80,345	10/02/19	43,881
Citibank, NA	INR	3,332,406	USD	48,014	10/24/19	987,404
Citibank, NA	EUR	3,117	USD	3,420	11/15/19	11,083
Citibank, NA	GBP	11,224	USD	13,620	11/15/19	(204,511)
Citibank, NA	USD	4,614	EUR	4,185	11/15/19	(37,891)
Citibank, NA	USD	3,965	ZAR	58,274	11/15/19	(138,700)
Citibank, NA	USD	3,458	PHP	180,193	12/06/19	10,964
Credit Suisse International	USD	10,271	INR	716,050	10/24/19	(166,292)
Deutsche Bank AG	BRL	137,554	USD	33,031	10/02/19	(75,125)
Deutsche Bank AG	USD	32,923	BRL	137,554	10/02/19	182,646
Deutsche Bank AG	BRL	137,554	USD	32,859	11/04/19	(170,429)
Goldman Sachs Bank USA	BRL	26,572	USD	6,424	10/02/19	29,015
Goldman Sachs Bank USA	USD	6,381	BRL	26,572	10/02/19	14,512
Goldman Sachs Bank USA	USD	2,611	INR	188,215	10/24/19	45,053
Goldman Sachs Bank USA	USD	2,735	INR	190,021	10/24/19	(53,112)
Goldman Sachs Bank USA	KRW	3,788,880	USD	3,134	10/30/19	(27,820)
Goldman Sachs Bank USA	RUB	1,623,365	USD	25,167	11/14/19	269,664
Goldman Sachs Bank USA	USD	2,665	RUB	171,470	11/14/19	(34,788)
Goldman Sachs Bank USA	USD	8,476	ZAR	125,508	11/15/19	(236,075)
HSBC Bank USA	HKD	49,037	USD	6,271	11/15/19	10,781

Schedule of Investments—Emerging Markets Portfolio	17

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	HKD	143,049	USD	18,234	11/15/19	$(28,572)
HSBC Bank USA	USD	5,072	HKD	39,786	11/15/19	6,974
HSBC Bank USA	USD	1,949	MXN	38,331	11/15/19	(21,052)
HSBC Bank USA	USD	4,465	PLN	17,163	11/15/19	(182,227)
HSBC Bank USA	USD	1,979	SGD	2,717	11/15/19	(12,275)
JPMorgan Chase Bank, NA	BRL	17,392	USD	4,239	10/02/19	52,792
JPMorgan Chase Bank, NA	BRL	13,245	USD	3,178	10/02/19	(9,676)
JPMorgan Chase Bank, NA	USD	7,357	BRL	30,637	10/02/19	16,733
JPMorgan Chase Bank, NA	USD	3,430	INR	238,704	10/24/19	(61,191)
JPMorgan Chase Bank, NA	USD	3,763	KRW	4,551,535	10/30/19	35,412
JPMorgan Chase Bank, NA	ZAR	44,781	USD	2,920	11/15/19	(20,180)
JPMorgan Chase Bank, NA	IDR	49,826,667	USD	3,477	11/21/19	(17,204)
JPMorgan Chase Bank, NA	USD	2,496	IDR	36,062,480	11/21/19	32,308
JPMorgan Chase Bank, NA	PHP	180,193	USD	3,459	12/06/19	(9,902)
Morgan Stanley Capital Services, Inc.	USD	47,969	CNY	329,929	10/17/19	(1,520,856)
Morgan Stanley Capital Services, Inc.	USD	7,498	INR	520,981	10/24/19	(145,834)
Morgan Stanley Capital Services, Inc.	KRW	5,481,040	USD	4,568	10/30/19	(6,546)
Morgan Stanley Capital Services, Inc.	USD	2,646	KRW	3,130,979	10/30/19	(32,484)
Morgan Stanley Capital Services, Inc.	TRY	49,056	USD	8,286	11/15/19	(270,678)
Morgan Stanley Capital Services, Inc.	USD	19,329	ZAR	300,998	11/15/19	432,210
Morgan Stanley Capital Services, Inc.	ZAR	58,451	USD	3,994	11/15/19	156,323
Morgan Stanley Capital Services, Inc.	USD	89,420	TWD	2,780,653	11/27/19	537,524
Natwest Markets PLC	EUR	7,179	USD	7,966	11/15/19	115,237
State Street Bank & Trust Co.	MXN	42,423	USD	2,131	11/15/19	(3,004)
State Street Bank & Trust Co.	THB	346,906	USD	11,269	11/15/19	(81,813)
State Street Bank & Trust Co.	USD	3,264	EUR	2,968	11/15/19	(18,787)
State Street Bank & Trust Co.	USD	10,055	HKD	78,878	11/15/19	15,349
State Street Bank & Trust Co.	USD	26,571	THB	817,390	11/15/19	175,343
UBS AG	GBP	2,415	USD	2,987	11/15/19	12,188
UBS AG	USD	4,703	MXN	91,405	11/15/19	(104,922)

						$236,514

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $76,897,593 or 5.9% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

SCB–ST–1946–0919

Sanford C. Bernstein Fund, Inc.

September 30, 2019

Schedule of Investments To the Annual
Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Taxable Bond Portfolios of the Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2019, the statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2019 Annual Report for the Fixed Income Taxable Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2019

	Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADE–24.4%

Industrial–12.6%
Basic–0.8%
Alpek SAB de CV 4.25%, 9/18/29(a)		U.S.$	449	$452,817
Dow Chemical Co. (The) 3.00%, 11/15/22			6	6,119
DuPont de Nemours, Inc. 4.205%, 11/15/23			4,915	5,267,553
4.493%, 11/15/25			4,913	5,430,830
Eastman Chemical Co. 3.80%, 3/15/25			2,282	2,391,308
Glencore Funding LLC 4.125%, 5/30/23(a)			2,622	2,744,762
Orbia Advance Corp. SAB de CV 4.00%, 10/04/27(a)			3,400	3,445,687
4.875%, 9/19/22(a)			1,519	1,594,001
Suzano Austria GmbH 6.00%, 1/15/29			4,928	5,319,776

				26,652,853

Capital Goods–0.4%
Boeing Co. (The) 1.65%, 10/30/20			15	14,920
Caterpillar Financial Services Corp. 2.00%, 3/05/20			13	12,995
Embraer Netherlands Finance BV 5.40%, 2/01/27			4,960	5,621,850
General Electric Co. 0.875%, 5/17/25		EUR	2,271	2,493,347
United Technologies Corp. 3.95%, 8/16/25		U.S.$	6,049	6,623,473

				14,766,585

Communications-Media–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25			2,455	2,694,608
5.05%, 3/30/29			6,450	7,208,133
Comcast Corp. 4.15%, 10/15/28			4,460	4,998,902
Cox Communications, Inc. 2.95%, 6/30/23(a)			2,401	2,438,119
Time Warner Cable LLC 4.00%, 9/01/21			18	18,426
4.125%, 2/15/21			3,143	3,198,662
4.50%, 9/15/42			2,370	2,323,714

				22,880,564

	Principal Amount (000)			U.S. $ Value

Communications-Telecommunications–1.9%
AT&T, Inc. 3.40%, 5/15/25	U.S.$		22,024	$22,982,264
3.60%, 7/15/25			6,420	6,751,079
4.35%, 3/01/29			6,400	7,077,440
4.55%, 3/09/49			3,820	4,128,389
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)			6,740	7,159,498
Verizon Communications, Inc. 4.862%, 8/21/46			2,993	3,651,879
5.012%, 4/15/49			4,322	5,418,578
Vodafone Group PLC 3.75%, 1/16/24			2,639	2,778,999
4.125%, 5/30/25			5,820	6,290,838

				66,238,964

Consumer Cyclical-Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19			4,755	4,753,621
General Motors Financial Co., Inc. 4.00%, 1/15/25			2,955	3,033,426
4.30%, 7/13/25			1,405	1,458,010
5.10%, 1/17/24			6,170	6,634,169

				15,879,226

Consumer Cyclical-Restaurants–0.1%
Starbucks Corp. 4.50%, 11/15/48			2,311	2,689,080

Consumer Non-Cyclical–2.7%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49			9,040	11,821,156
BAT Capital Corp. 3.215%, 9/06/26			7,377	7,301,533
Bayer US Finance LLC 2.375%, 10/08/19(a)			5,300	5,299,947
Becton Dickinson and Co. 3.734%, 12/15/24			1,826	1,931,689
Biogen, Inc. 4.05%, 9/15/25			7,188	7,790,283
Celgene Corp. 2.875%, 8/15/20			7	7,037
Cigna Corp. 3.75%, 7/15/23			2,272	2,377,648
4.125%, 11/15/25			2,682	2,884,142
4.375%, 10/15/28			3,600	3,944,520
CVS Health Corp. 3.25%, 8/15/29			1,721	1,729,175
4.10%, 3/25/25			4,035	4,309,945
4.30%, 3/25/28			4,035	4,360,786
Kraft Heinz Foods Co. 3.75%, 4/01/30(a)			3,793	3,826,758
3.95%, 7/15/25			426	445,319
Medtronic, Inc. 3.50%, 3/15/25			4,034	4,324,972

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

Mylan NV 3.95%, 6/15/26	U.S.$	6,825	$7,052,272
Reynolds American, Inc. 6.875%, 5/01/20		1,300	1,333,540
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		378	390,285
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		6,627	7,143,442
Tyson Foods, Inc. 3.95%, 8/15/24		5,908	6,320,260
4.00%, 3/01/26		763	826,047
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		3,400	3,405,746
Zoetis, Inc. 3.45%, 11/13/20		2,422	2,451,645

			91,278,147

Energy–3.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27		3,909	4,018,257
Cenovus Energy, Inc. 3.00%, 8/15/22		4,694	4,729,205
5.70%, 10/15/19		630	630,069
Energy Transfer Operating LP 4.65%, 6/01/21		6	6,180
4.75%, 1/15/26		6,615	7,172,975
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,266,456
Eni SpA 4.25%, 5/09/29(a)		3,228	3,537,953
Enterprise Products Operating LLC 3.35%, 3/15/23		11	11,384
5.20%, 9/01/20		2,133	2,191,572
Hess Corp. 4.30%, 4/01/27		5,930	6,188,192
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		7	7,218
Kinder Morgan, Inc./DE 3.15%, 1/15/23		5,150	5,270,974
Marathon Oil Corp. 3.85%, 6/01/25		10,900	11,334,256
Marathon Petroleum Corp. 5.125%, 3/01/21–12/15/26		7,673	8,617,809
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	14,083
Newfield Exploration Co. 5.625%, 7/01/24		3,110	3,431,605
Noble Energy, Inc. 3.90%, 11/15/24		6,369	6,672,356
Occidental Petroleum Corp. 2.90%, 8/15/24		5,750	5,789,388
3.20%, 8/15/26		889	895,854
ONEOK, Inc. 4.00%, 7/13/27		394	413,818
4.35%, 3/15/29		4,164	4,459,019

Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23	U.S.$	5,792	$5,791,710
3.60%, 11/01/24		8,819	9,040,004
3.85%, 10/15/23		2,600	2,688,530
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		4,443	4,899,607
5.875%, 6/30/26		1,000	1,146,970
Sunoco Logistics Partners Operations LP 4.00%, 10/01/27		5,150	5,339,829
Western Midstream Operating LP 4.50%, 3/01/28		2,025	1,958,560
4.75%, 8/15/28		1,275	1,253,606
Williams Cos., Inc. (The) 3.35%, 8/15/22		7	7,157
4.125%, 11/15/20		4,549	4,620,874
4.30%, 3/04/24		3,115	3,310,996
4.50%, 11/15/23		6,712	7,182,377

			123,898,843

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)		3,311	3,569,258

Services–0.5%
Expedia Group, Inc. 3.80%, 2/15/28		5,946	6,223,797
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,836,423
Total System Services, Inc. 4.00%, 6/01/23		2,747	2,881,603

			15,941,823

Technology–1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		1,353	1,382,861
3.875%, 1/15/27		3,605	3,621,583
Broadcom, Inc. 3.625%, 10/15/24(a)		2,625	2,671,725
4.25%, 4/15/26(a)		2,925	3,021,496
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		1,615	1,817,198
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		5,868	5,867,882
KLA Corp. 4.65%, 11/01/24		6,404	7,049,459
Lam Research Corp. 2.80%, 6/15/21		2,639	2,670,035
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(a)		2,078	2,180,861
Seagate HDD Cayman 4.75%, 1/01/25		1,775	1,834,551
Western Digital Corp. 4.75%, 2/15/26		5,367	5,526,078

			37,643,729

2	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)			U.S. $ Value

Transportation-Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(a)	U.S.$	471	$501,762
5.875%, 7/05/34(a)		2,233	2,446,880

			2,948,642

Transportation-Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		4,975	5,086,937

			429,474,651

Financial Institutions–11.2%
Banking–9.9%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		1,171	1,260,804
AIB Group PLC 4.263%, 4/10/25(a)		6,275	6,519,850
4.75%, 10/12/23(a)		572	604,718
American Express Co. Series C 4.90%, 3/15/20(b)		1,130	1,130,463
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(a)		405	432,390
Banco Santander SA 3.50%, 4/11/22		5,600	5,748,176
5.179%, 11/19/25		8,800	9,707,808
Bank of America Corp. 5.00%, 5/13/21		10	10,442
Series DD 6.30%, 3/10/26(b)		1,628	1,839,445
Series L 3.95%, 4/21/25		4,925	5,217,496
Series V 5.526% (LIBOR 3 Month + 3.39%), 10/28/19(b)(c)		206	206,257
Series Z 6.50%, 10/23/24(b)		2,548	2,834,217
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		3,625	3,651,535
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		1,250	1,450,137
Barclays PLC 5.088%, 6/20/30		4,380	4,577,582
BB&T Corp. 2.625%, 6/29/20		3,100	3,111,067
BBVA USA 2.875%, 6/29/22		8,460	8,559,320
5.50%, 4/01/20		14,784	15,009,160
BNP Paribas SA 2.375%, 5/21/20		2,500	2,507,525
4.375%, 9/28/25–5/12/26(a)		6,625	7,044,363
BPCE SA 2.75%, 1/11/23(a)		1,822	1,850,605

5.70%, 10/22/23(a)	U.S.$	1,991	$2,196,232
Capital One Financial Corp. 3.30%, 10/30/24		8,359	8,648,138
Citigroup, Inc. 3.875%, 3/26/25		14,634	15,384,139
4.50%, 1/14/22		11	11,568
Citizens Bank NA/Providence RI 2.25%, 3/02/20		2,370	2,369,005
Commonwealth Bank of Australia 4.50%, 12/09/25(a)		658	708,166
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		2,330	2,332,167
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,646,517
4.375%, 8/04/25		6,380	6,879,745
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		3,345	3,346,204
Credit Agricole SA/London 2.75%, 6/10/20(a)		2,200	2,210,010
3.25%, 10/04/24(a)		1,287	1,324,143
3.375%, 1/10/22(a)		576	588,724
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		7,155	7,471,323
4.55%, 4/17/26		5,635	6,200,529
Danske Bank A/S 3.244%, 12/20/25(a)		2,594	2,615,452
Discover Bank 4.682%, 8/09/28		2,264	2,366,401
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,871,690
3.75%, 5/22/25		2,661	2,815,498
3.85%, 7/08/24		10,315	10,928,020
5.25%, 7/27/21		6	6,323
5.75%, 1/24/22		14	15,085
Series D 6.00%, 6/15/20		6,177	6,341,061
HSBC Bank USA NA 4.875%, 8/24/20		3,370	3,450,273
HSBC Holdings PLC 4.25%, 3/14/24		6,161	6,477,306
4.292%, 9/12/26		3,341	3,581,853
4.30%, 3/08/26		4,000	4,326,880
ING Bank NV 5.80%, 9/25/23(a)		7,692	8,540,351
ING Groep NV 6.875%, 4/16/22(a)(b)		2,028	2,133,740
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		6,204	6,385,715
JPMorgan Chase & Co. 3.22%, 3/01/25		8,425	8,720,717
3.54%, 5/01/28		12,095	12,747,041
4.50%, 1/24/22		20	21,083
Series FF 5.00%, 8/01/24(b)		4,553	4,676,751

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)			U.S. $ Value

KeyBank NA/Cleveland OH 2.25%, 3/16/20	U.S.$		2,100	$2,101,848
Lloyds Banking Group PLC 4.582%, 12/10/25			8,085	8,498,063
Manufacturers & Traders Trust Co. 2.625%, 1/25/21			4,600	4,629,440
Morgan Stanley 5.00%, 11/24/25			5,000	5,609,550
7.25%, 4/01/32			15	21,373
Series G 3.75%, 2/25/23			8	8,369
4.35%, 9/08/26			8,591	9,304,139
MUFG Bank Ltd. 2.30%, 3/05/20(a)			1,400	1,400,840
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20			2,330	2,340,345
Nationwide Building Society 4.00%, 9/14/26(a)			8,284	8,466,165
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20			5	5,053
Santander Holdings USA, Inc. 4.40%, 7/13/27			8,385	8,987,546
Santander UK Group Holdings PLC 3.571%, 1/10/23			6,800	6,898,872
Santander UK PLC 5.00%, 11/07/23(a)			5,085	5,406,575
Standard Chartered PLC 4.247%, 1/20/23(a)			3,212	3,325,384
5.20%, 1/26/24(a)			3,782	4,064,856
UBS AG/Stamford CT 7.625%, 8/17/22			5,982	6,744,645
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)			4,794	5,162,659
US Bancorp Series J 5.30%, 4/15/27(b)			3,485	3,723,165
Wells Fargo & Co. 3.069%, 1/24/23			6,527	6,644,943
3.75%, 1/24/24			6,552	6,925,661

				336,880,701

Finance–0.4%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25			5,362	5,471,492
4.418%, 11/15/35			2,843	2,982,250
Synchrony Financial 4.50%, 7/23/25			6,600	7,040,088

				15,493,830

Insurance–0.6%
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)			2,851	3,633,058

Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		U.S.$	1,034	$1,051,051
MetLife Capital Trust IV 7.875%, 12/15/37(a)			5,200	6,837,324
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)			2,058	3,511,874
New York Life Global Funding 1.95%, 2/11/20(a)			400	399,872
Prudential Financial, Inc. 4.50%, 11/15/20			15	15,403
5.70%, 9/15/48			3,250	3,594,987
Voya Financial, Inc. 5.65%, 5/15/53			1,693	1,781,425

				20,824,994

REITS–0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23			202	210,314
Welltower, Inc. 4.00%, 6/01/25			10,111	10,804,514

				11,014,828

				384,214,353

Utility–0.6%
Electric–0.6%
Dominion Energy, Inc. Series C 2.00%, 8/15/21			2	1,994
Duke Energy Carolinas LLC 3.90%, 6/15/21			4	4,107
Enel Chile SA 4.875%, 6/12/28			4,545	5,069,095
Exelon Generation Co. LLC 2.95%, 1/15/20			4,261	4,266,667
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)			7,000	7,693,437
TECO Finance, Inc. 5.15%, 3/15/20			3,625	3,669,153

				20,704,453

Total Corporates–Investment Grade (cost $792,322,078)				834,393,457

GOVERNMENTS-TREASURIES–23.1%
Malaysia–0.3%
Malaysia Government Bond Series 0117 3.882%, 3/10/22		MYR	35,334	8,590,516

United States–22.8%
U.S. Treasury Bonds 2.25%, 8/15/46		U.S.$	12,530	12,849,123
2.50%, 2/15/45–5/15/46			25,872	27,855,370

4	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)				U.S. $ Value

3.00%, 5/15/45–2/15/49	U.S.$	81,259		$96,444,258
3.375%, 5/15/44		5,710		7,113,680
3.50%, 2/15/39		4,254		5,328,135
3.75%, 11/15/43		10,205		13,424,359
4.375%, 2/15/38–11/15/39		49,130		68,866,849
4.50%, 2/15/36		4,048		5,580,629
4.75%, 2/15/37		4,156		5,955,418
5.50%, 8/15/28		10,214		13,442,582
U.S. Treasury Notes 1.125%, 3/31/20		29,822		29,710,168
1.375%, 8/31/20–4/30/21		56,541		56,302,332
1.625%, 11/30/20–4/30/23		6,664		6,673,855
1.75%, 10/31/20		21,648		21,634,470
1.75%, 11/30/21–6/30/24(d)		20,616		20,748,572
1.875%, 1/31/22(d)		9,965		10,021,053
2.00%, 8/15/25		3,895		3,982,029
2.125%, 8/15/21		113,051		113,969,539
2.25%, 4/30/21–2/15/27		90,651		92,016,019
2.375%, 8/15/24(d)		13,096		13,584,950
2.625%, 2/15/29		58,429		63,249,609
2.875%, 8/15/28		7,464		8,206,901
3.50%, 5/15/20		80,832		81,640,320

				778,600,220

Total Governments–Treasuries (cost $750,182,636)				787,190,736

MORTGAGE PASS-THROUGHS–19.0%
Agency Fixed Rate 30-Year–17.6%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 8/01/33		1		1,331
Series 2007 5.50%, 7/01/35		1,068		1,191,748
Series 2016 4.00%, 2/01/46		11,425		12,219,668
Series 2017 4.00%, 7/01/44		9,346		9,990,374
Series 2018 4.00%, 8/01/48–12/01/48		23,995		25,323,889
4.50%, 10/01/48–11/01/48		35,065		37,582,844
5.00%, 9/01/48–11/01/48		10,844		11,744,510
Federal National Mortgage Association Series 2001 6.50%, 8/01/31		2		2,462
Series 2002 6.50%, 9/01/32		0	**	192
Series 2003 5.50%, 4/01/33–11/01/33		3,124		3,476,300
Series 2004 5.50%, 4/01/34–11/01/34		2,742		3,064,592
6.50%, 8/01/34		2		2,556
Series 2005 5.50%, 2/01/35		2,461		2,748,499

Series 2006 5.50%, 4/01/36	U.S.$	455		$508,783
Series 2007 5.50%, 9/01/36		957		1,071,627
Series 2008 6.00%, 3/01/37		6		7,157
Series 2010 4.00%, 12/01/40		5,640		6,028,761
Series 2013 4.00%, 10/01/43		17,462		18,594,828
Series 2015 3.00%, 5/01/45–8/01/45		23,947		24,567,484
Series 2017 3.50%, 11/01/47–1/01/48		38,918		40,235,769
Series 2018 3.50%, 2/01/48–5/01/48		175,863		181,614,036
4.00%, 8/01/48–12/01/48		34,548		36,438,388
4.50%, 9/01/48		31,318		33,573,032
Series 2019 3.50%, 10/01/49, TBA		67,025		68,752,985
3.50%, 8/01/49		4,812		5,001,587
3.50%, 11/01/49, TBA		33,400		34,263,704
4.00%, 6/01/49		18,264		19,338,772
Government National Mortgage Association Series 2016 3.00%, 4/20/46–12/20/46		11,342		11,692,788
Series 2019 3.00%, 10/01/49, TBA		10,250		10,516,660

				599,555,326

Agency Fixed Rate 15-Year–1.4%
Federal National Mortgage Association Series 2012 2.50%, 4/01/27		27		26,893
Series 2016 2.50%, 2/01/31–1/01/32		42,812		43,298,177
Series 2017 2.50%, 1/01/32–2/01/32		5,855		5,921,961

				49,247,031

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 7/01/29–10/01/29		669		713,495

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 5.03% (LIBOR 12 Month + 2.11%), 12/01/36(c)		1		576
Series 2007 5.225% (LIBOR 12 Month + 2.10%), 3/01/37(c)		1		629

				1,205

Total Mortgage Pass-Throughs (cost $635,096,192)				649,517,057

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.9%
Non-Agency Fixed Rate CMBS–7.0%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50	U.S.$	8,525	$9,170,040
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		3,655	3,850,432
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,887,845
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,816,919
Series 2015-GC35, Class A4 3.818%, 11/10/48		3,530	3,831,427
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141	12,801,450
Series 2016-GC36, Class A5 3.616%, 2/10/49		3,982	4,283,298
Series 2018-B2, Class A4 4.009%, 3/10/51		5,890	6,587,786
Commercial Mortgage Trust Series 2012-CR3, Class E 4.91%, 10/15/45(a)		3,938	3,773,390
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		2,288	2,278,935
Series 2015-CR24, Class A5 3.696%, 8/10/48		3,925	4,216,389
Series 2015-DC1, Class A5 3.35%, 2/10/48		6,250	6,560,969
Series 2015-PC1, Class A5 3.902%, 7/10/50		7,135	7,706,794
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		3,451	3,657,112
Series 2015-C3, Class A4 3.718%, 8/15/48		6,101	6,540,027
Series 2015-C4, Class A4 3.808%, 11/15/48		7,715	8,343,286
Series 2016-C5, Class XA 1.156%, 11/15/48(e)		40,081	1,649,015
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		10,165	10,162,641
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		370	367,255
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,967,462
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.554%, 8/15/46(a)		1,285	1,309,656

Series 2012-C6, Class E 5.319%, 5/15/45(a)	U.S.$	3,967	$3,810,203
Series 2014-C20, Class A5 3.805%, 7/15/47		9,950	10,625,200
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.859%, 8/15/46(a)		2,527	2,486,809
Series 2014-C21, Class A5 3.775%, 8/15/47		6,300	6,728,360
Series 2015-C30, Class A5 3.822%, 7/15/48		3,820	4,137,222
Series 2015-C31, Class A3 3.801%, 8/15/48		9,802	10,611,448
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		1,466	853,912
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		6,295	6,313,809
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)		3,478	3,295,352
Series 2016-UB12, Class A4 3.596%, 12/15/49		6,180	6,653,318
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		7,900	9,000,633
Series 2018-C8, Class A4 3.983%, 2/15/51		6,400	7,101,617
Series 2018-C9, Class A4 4.117%, 3/15/51		10,270	11,525,862
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		9,507	9,692,664
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.616%, 9/15/48		5,778	6,025,090
Series 2016-C35, Class XA 2.119%, 7/15/48(e)		24,037	2,443,702
Series 2018-C43, Class A4 4.012%, 3/15/51		4,550	5,059,095
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.338%, 3/15/45(a)(e)		70,124	2,362,163
Series 2014-C19, Class A5 4.101%, 3/15/47		1,600	1,722,446
Series 2014-C21, Class A5 3.678%, 8/15/47		6,200	6,588,790

			240,799,823

6	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)			U.S. $ Value

Non-Agency Floating Rate CMBS–1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.928% (LIBOR 1 Month + 0.90%), 4/15/35(a)(c)	U.S.$	3,638	$3,632,182
Series 2018-KEYS, Class A 3.028% (LIBOR 1 Month + 1.00%), 5/15/35(a)(c)		7,150	7,140,977
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.028% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)		10,570	10,573,118
BHMS Series 2018-ATLS, Class A 3.278% (LIBOR 1 Month + 1.25%), 7/15/35(a)(c)		5,580	5,580,331
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.848% (LIBOR 1 Month + 0.82%), 6/15/35(a)(c)		4,000	3,979,905
BX Trust Series 2018-EXCL, Class A 3.115% (LIBOR 1 Month + 1.09%), 9/15/37(a)(c)		5,730	5,719,654
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.087% (LIBOR 1 Month + 1.03%), 11/19/35(a)(c)		5,912	5,914,150
Great Wolf Trust Series 2017-WOLF, Class A 2.878% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)		5,685	5,683,247
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.228% (LIBOR 1 Month + 1.20%), 6/15/38(a)(c)		1,456	1,456,435
Series 2019-SMP, Class A 3.29% (LIBOR 1 Month + 1.15%), 8/15/32(a)(c)		1,700	1,699,984
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978% (LIBOR 1 Month + 1.95%), 11/15/26(c)(g)		2,464	2,462,824
Starwood Retail Property Trust Series 2014-STAR, Class A 3.248% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		9,880	9,860,066

			63,702,873

Total Commercial Mortgage-Backed Securities (cost $296,922,462)			304,502,696

INFLATION-LINKED SECURITIES–7.3%
Japan–1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	3,570,527	$34,392,303

United States–6.3%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/26 (TIPS)	U.S.$	164,988	163,951,983
0.375%, 7/15/25 (TIPS)		44,680	45,252,195
0.75%, 7/15/28 (TIPS)		6,535	6,857,787

			216,061,965

Total Inflation-Linked Securities (cost $247,649,434)			250,454,268

COLLATERALIZED MORTGAGE OBLIGATIONS–5.8%
Risk Share Floating Rate–4.3%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.368% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)		1,763	1,766,775
Series 2018-3A, Class M1B 3.868% (LIBOR 1 Month + 1.85%), 10/25/27(a)(c)		3,230	3,239,554
Series 2019-2A, Class M1C 4.018% (LIBOR 1 Month + 2.00%), 4/25/29(a)(c)		4,163	4,155,229
Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(a)(c)		3,489	3,492,848
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		575	575,455
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.418% (LIBOR 1 Month + 2.40%), 4/25/31(a)(c)		3,743	3,779,679
Series 2019-R02, Class 1M2 4.318% (LIBOR 1 Month + 2.30%), 8/25/31(a)(c)		1,627	1,637,411
Series 2019-R03, Class 1M2 4.168% (LIBOR 1 Month + 2.15%), 9/25/31(a)(c)		1,140	1,145,337
Series 2019-R05, Class 1M2 4.018% (LIBOR 1 Month + 2.00%), 7/25/39(a)(c)		2,456	2,462,447
Eagle RE Ltd. Series 2018-1, Class M2 5.018% (LIBOR 1 Month + 3.00%), 11/25/28(a)(c)		617	619,263
Federal Home Loan Mortgage Corp. Series 2019-FTR2, Class M2 4.345% (LIBOR 1 Month + 2.15%), 11/25/48(a)(c)		2,742	2,742,142

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/23(c)	U.S.$	8,039	$8,650,883
Series 2014-DN3, Class M3 6.018% (LIBOR 1 Month + 4.00%), 8/25/24(c)		6,732	7,048,714
Series 2014-HQ3, Class M3 6.768% (LIBOR 1 Month + 4.75%), 10/25/24(c)		3,139	3,332,034
Series 2015-DNA2, Class M2 4.618% (LIBOR 1 Month + 2.60%), 12/25/27(c)		1,415	1,421,642
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(c)		1,427	1,433,340
Series 2017-DNA1, Class M2 5.268% (LIBOR 1 Month + 3.25%), 7/25/29(c)		3,000	3,145,101
Series 2017-DNA2, Class M2 5.468% (LIBOR 1 Month + 3.45%), 10/25/29(c)		1,510	1,594,120
Series 2017-DNA3, Class M2 4.518% (LIBOR 1 Month + 2.50%), 3/25/30(c)		2,175	2,221,440
Series 2017-HQA2, Class M2 4.668% (LIBOR 1 Month + 2.65%), 12/25/29(c)		1,400	1,435,778
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 7/25/24(c)		2,114	2,219,074
Series 2014-C04, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 11/25/24(c)		2,424	2,591,185
Series 2015-C01, Class 1M2 6.318% (LIBOR 1 Month + 4.30%), 2/25/25(c)		2,313	2,450,931
Series 2015-C01, Class 2M2 6.568% (LIBOR 1 Month + 4.55%), 2/25/25(c)		1,913	1,983,954
Series 2015-C02, Class 2M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(c)		2,012	2,078,160
Series 2015-C03, Class 1M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(c)		4,255	4,596,649
Series 2015-C03, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(c)		3,947	4,178,861
Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(c)		1,424	1,563,043

Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(c)	U.S.$	5,265	$5,623,163
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(c)		5,312	5,854,365
Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(c)		3,565	3,846,135
Series 2016-C02, Class 1M2 8.018% (LIBOR 1 Month + 6.00%), 9/25/28(c)		4,330	4,720,760
Series 2016-C03, Class 2M2 7.918% (LIBOR 1 Month + 5.90%), 10/25/28(c)		7,872	8,491,865
Series 2016-C05, Class 2M2 6.468% (LIBOR 1 Month + 4.45%), 1/25/29(c)		6,045	6,354,188
Series 2017-C01, Class 1M2 5.568% (LIBOR 1 Month + 3.55%), 7/25/29(c)		2,800	2,942,746
Series 2017-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 10/25/29(c)		2,860	2,972,908
Series 2019-R04, Class 2M2 4.504% (LIBOR 1 Month + 2.10%), 6/25/39(a)(c)		3,751	3,765,290
Home Re Ltd. Series 2018-1, Class M1 4.03% (LIBOR 1 Month + 1.60%), 10/25/28(a)(c)		2,552	2,571,093
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/24(c)(g)		772	816,576
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		2,136	2,142,071
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14% (LIBOR 1 Month + 2.00%), 3/27/24(c)(g)		2,135	2,134,099
Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(c)(g)		3,778	3,791,316
Radnor Re Ltd. Series 2019-1, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 2/25/29(a)(c)		2,146	2,155,027
Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(a)(c)		4,356	4,351,483

8	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)			U.S. $ Value

STACR Trust Series 2019-DNA3, Class M2 4.35% (LIBOR 1 Month + 2.05%), 7/25/49(a)(c)	U.S.$	541	$542,735
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268% (LIBOR 1 Month + 5.25%), 11/25/25(c)(g)		3,243	3,651,462
Series 2015-WF1, Class 2M2 7.518% (LIBOR 1 Month + 5.50%), 11/25/25(c)(g)		1,051	1,208,007

			145,496,338

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.073% (6.10%–LIBOR 1 Month), 12/15/44(c)(h)		17,364	3,244,908
Series 4585, Class DS 3.973% (6.00%–LIBOR 1 Month), 5/15/46(c)(h)		9,040	1,960,239
Series 4693, Class SL 4.123% (6.15%–LIBOR 1 Month), 6/15/47(c)(h)		6,035	1,226,618
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.522% (6.54%–LIBOR 1 Month), 12/25/41(c)(h)		9,239	1,961,496
Series 2012-70, Class SA 4.532% (6.55%–LIBOR 1 Month), 7/25/42(c)(h)		16,283	3,701,338
Series 2014-17, Class SA 4.032% (6.05%–LIBOR 1 Month), 4/25/44(c)(h)		15,250	2,996,567
Series 2015-26, Class SH 4.432% (6.45%–LIBOR 1 Month), 5/25/45(c)(h)		13,231	2,611,188
Series 2016-106, Class ES 3.982% (6.00%–LIBOR 1 Month), 1/25/47(c)(h)		7,721	1,428,954
Series 2017-16, Class SG 4.032% (6.05%–LIBOR 1 Month), 3/25/47(c)(h)		16,211	2,996,855
Series 2017-62, Class AS 4.132% (6.15%–LIBOR 1 Month), 8/25/47(c)(h)		10,383	1,765,130
Series 2017-81, Class SA 4.182% (6.20%–LIBOR 1 Month), 10/25/47(c)(h)		15,649	3,162,829
Series 2017-97, Class SW 4.182% (6.20%–LIBOR 1 Month), 12/25/47(c)(h)		11,957	2,685,338

Government National Mortgage Association Series 2017-122, Class SA 4.156% (6.20%–LIBOR 1 Month), 8/20/47(c)(h)	U.S.$	12,385	$2,436,772
Series 2017-134, Class MS 4.156% (6.20%–LIBOR 1 Month), 9/20/47(c)(h)		12,015	2,550,267
Series 2017-43, Class ST 3.615% (6.10%–LIBOR 1 Month), 3/20/47(c)(h)		15,583	2,885,754

			37,614,253

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		512	483,452
Series 2006-24CB, Class A16 5.75%, 8/25/36		3,011	2,476,616
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,008	1,663,345
Series 2006-J1, Class 1A13 5.50%, 2/25/36		920	824,880
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		976	767,108
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		2,182	1,683,699
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		27	27,491

			7,926,591

Agency Fixed Rate–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.806%, 5/28/35(i)		1,605	1,539,790
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(e)		14,582	2,762,603

			4,302,393

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.208% (LIBOR 1 Month + 0.19%), 12/25/36(c)		5,260	2,828,423
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.268% (LIBOR 1 Month + 0.25%), 3/25/35(c)		1,499	1,309,356

			4,137,779

Total Collateralized Mortgage Obligations (cost $192,672,804)			199,477,354

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

ASSET-BACKED SECURITIES–4.6%
Autos-Fixed Rate–2.8%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)	U.S.$	3,918	$3,959,932
Series 2018-2A, Class A 4.00%, 3/20/25(a)		6,700	7,134,504
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		4,440	4,673,236
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,040	3,167,173
Series 2019-2A, Class A 2.93%, 7/15/22(a)		4,105	4,120,967
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		3,030	3,256,595
Series 2016-4, Class D 3.89%, 11/15/22(a)		3,395	3,478,385
Series 2017-3, Class A 1.88%, 10/15/21(a)		713	712,314
Series 2017-4, Class A 2.07%, 4/15/22(a)		978	977,254
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,327,542
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,904,038
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,194,631
Series 2017-1, Class A1 2.07%, 5/15/22		5,045	5,041,525
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		3,692	3,705,785
Series 2017-1A, Class A 2.96%, 10/25/21(a)		6,830	6,877,587
Series 2019-1A, Class A 3.71%, 3/25/23(a)		6,420	6,614,867
Series 2019-2A, Class A 3.42%, 5/25/25(a)		6,460	6,670,632
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		4,175	4,261,713
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(a)		4,725	4,764,580

			94,843,260

Other ABS-Fixed Rate–1.3%
Consumer Loan Underlying Bond Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(i)	U.S.$	640	$639,622
Series 2018-P1, Class A 3.39%, 7/15/25(a)(i)		1,431	1,437,643
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(a)(i)		1,376	1,376,311
Series 2018-1A, Class A 2.61%, 3/15/28(a)(i)		315	315,007
Series 2018-3A, Class A 3.20%, 9/15/28(a)(i)		2,776	2,784,426
Series 2018-4A, Class A 3.71%, 12/15/28(a)(i)		1,731	1,747,567
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 7/15/25(a)(i)		2,552	2,563,111
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(a)(i)		7,996	8,004,576
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(i)		433	434,410
Series 2017-1, Class A 3.28%, 1/26/26(a)(i)		1,181	1,188,660
Series 2017-2, Class A 3.28%, 2/25/26(a)(i)		1,194	1,203,537
Series 2017-5, Class A2 2.78%, 9/25/26(a)(i)		5,149	5,159,600
Series 2017-6, Class A2 2.82%, 11/25/26(a)(i)		6,203	6,217,661
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(i)		5,315	5,391,091
Series 2019-3, Class A 2.90%, 5/25/28(a)(i)		5,476	5,514,584

			43,977,806

Credit Cards-Fixed Rate–0.5%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		8,300	8,401,841
Series 2018-B, Class M 3.81%, 7/15/25		4,490	4,612,987
Series 2019-B, Class M 3.04%, 4/15/26		5,000	5,036,398

			18,051,226

Home Equity Loans-Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 3.143% (LIBOR 1 Month + 1.13%), 12/25/32(c)(i)		584	586,478

10	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

	Principal Amount (000)		U.S. $ Value

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.318% (LIBOR 1 Month + 0.30%), 4/25/34(c)(i)	U.S.$	4	$4,427

			590,905

Total Asset-Backed Securities (cost $155,279,329)			157,463,197

AGENCIES–3.0%
Agency Debentures–3.0%
Federal Home Loan Bank 1.875%, 7/07/21		16,930	16,987,139
2.50%, 2/13/24		6,170	6,405,317
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		81,666	80,400,994

Total Agencies (cost $102,289,885)			103,793,450

CORPORATES-NON-INVESTMENT GRADE–2.2%

Financial Institutions–1.1%
Banking–0.9%
CIT Group, Inc. 5.25%, 3/07/25		3,376	3,685,444
Citigroup, Inc. 5.95%, 1/30/23(b)		2,569	2,679,082
Series O 5.875%, 3/27/20(b)		2,554	2,578,569
Series Q 5.95%, 8/15/20(b)		250	254,492
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(b)		755	761,795
Credit Suisse Group AG 6.375%, 8/21/26(a)(b)		611	633,436
7.50%, 7/17/23(a)(b)		3,474	3,718,431
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(b)		2,000	2,018,760
Morgan Stanley Series J 5.55%, 7/15/20(b)		1,620	1,642,324
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		7,871	8,432,202
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(b)(c)		2,900	2,748,272
Standard Chartered PLC 3.776% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		300	242,673
7.50%, 4/02/22(a)(b)		1,882	1,987,936
7.75%, 4/02/23(a)(b)		822	888,730

			32,272,146

Finance–0.2%
Navient Corp. 6.625%, 7/26/21	U.S.$	4,130	$4,358,720
7.25%, 1/25/22		875	945,831

			5,304,551

			37,576,697

Industrial–1.0%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)		2,920	3,135,613

Communications-Media–0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		4,420	4,486,565
CSC Holdings LLC 6.75%, 11/15/21		1,340	1,447,776
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		2,150	2,231,012
Ziggo BV 5.50%, 1/15/27(a)		1,732	1,813,318

			9,978,671

Consumer Cyclical-Automotive–0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	746	828,202

Consumer Cyclical-Other–0.2%
International Game Technology PLC 6.50%, 2/15/25(a)	U.S.$	4,910	5,447,890

Consumer Non-Cyclical–0.1%
Spectrum Brands, Inc. 5.75%, 7/15/25		4,532	4,725,516

Energy–0.2%
Antero Resources Corp. 5.125%, 12/01/22		869	762,782
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		4,048	4,158,592
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		2,143	2,248,714

			7,170,088

Technology–0.1%
CommScope, Inc. 5.50%, 3/01/24(a)		1,646	1,691,150
6.00%, 3/01/26(a)		2,305	2,386,044

			4,077,194

			35,363,174

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$	3,334	$3,396,312

Total Corporates–Non-Investment Grade (cost $74,129,174)			76,336,183

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,646,644)		8,520	13,979,616

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Indonesia–0.2%
Pertamina Persero PT 6.45%, 5/30/44(a)		3,100	3,989,313
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		2,363	2,721,142
6.15%, 5/21/48(a)		900	1,153,969

			7,864,424

Mexico–0.2%
Petroleos Mexicanos 6.75%, 9/21/47		3,731	3,578,029
6.84%, 1/23/30(a)		1,419	1,467,104

			5,045,133

Total Quasi–Sovereigns (cost $11,385,877)			12,909,557

EMERGING MARKETS-CORPORATE BONDS–0.3%

Industrial–0.2%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(j)(k)		4,212	448,841
7.125%, 6/26/42(a)(j)(k)		1,125	116,016

			564,857

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 9/29/26(a)		1,278	1,265,619
BRF SA 3.95%, 5/22/23(a)		462	463,155
Minerva Luxembourg SA 5.875%, 1/19/28(a)		380	382,434
6.50%, 9/20/26(a)		1,516	1,573,419

			3,684,627

Energy–0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(a)	U.S.$	204	$222,584

Transportation-Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		3,438	3,634,611

			8,106,679

Utility–0.1%
Electric–0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(g)		1,352	1,387,815

Total Emerging Markets–Corporate Bonds (cost $13,135,533)			9,494,494

		Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(i)(j)(l) (cost $2,813,000)		2,813	2,711,139

	Principal Amount (000)

EMERGING MARKETS-TREASURIES–0.1%
South Africa–0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30 (cost $2,511,888)	ZAR	41,889	2,581,673

EMERGING MARKETS-SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $2,046,000)	U.S.$	2,046	2,108,659

12	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–3.1%

Governments-Treasuries–3.1%
Japan–3.1%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19	JPY	1,695,000	$15,679,480
Series 854 Zero Coupon, 12/02/19		9,605,000	88,863,111

Total Short-Term Investments (cost $105,090,784)			104,542,591

Total Investments—102.8% (cost $3,392,173,720)			3,511,456,127

Other assets less liabilities—(2.8)%			(94,967,396)

Net Assets—100.0%			$3,416,488,731

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	163	December 2019	$35,126,500	$165
U.S. T-Note 10 Yr (CBT) Futures	565	December 2019	73,626,563	(824,551)
U.S. Ultra Bond (CBT) Futures	824	December 2019	158,130,750	(3,312,439)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	24	December 2019	34,409,064	33,767
U.S. 10 Yr Ultra Futures	50	December 2019	7,120,313	(29,007)
U.S. T-Note 5 Yr (CBT) Futures	283	December 2019	33,719,008	(250,201)

				$(4,382,266)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL	19,504	USD	4,683	10/02/19	$(10,652)
Barclays Bank PLC	USD	4,665	BRL	19,504	10/02/19	29,247
Barclays Bank PLC	USD	27,362	EUR	24,199	10/10/19	(970,442)
Barclays Bank PLC	INR	570,314	USD	7,925	10/24/19	(123,323)
Barclays Bank PLC	JPY	11,055,000	USD	102,685	10/24/19	295,660
BNP Paribas SA	USD	10,206	GBP	8,245	10/18/19	(60,921)
BNP Paribas SA	NZD	14,879	USD	9,339	11/07/19	14,430
Citibank, NA	BRL	19,504	USD	4,657	10/02/19	(37,044)
Citibank, NA	USD	4,683	BRL	19,504	10/02/19	10,652
Citibank, NA	HUF	1,894,349	USD	6,477	10/11/19	307,234
Citibank, NA	USD	8,332	INR	578,248	10/24/19	(171,337)
Citibank, NA	USD	4,648	BRL	19,504	11/04/19	35,435
Citibank, NA	USD	7,032	COP	23,665,921	11/14/19	(244,898)
Citibank, NA	USD	9,025	JPY	968,202	11/21/19	(41,208)
Deutsche Bank AG	JPY	3,790,489	USD	35,281	11/21/19	110,059
Goldman Sachs Bank USA	USD	6,530	HUF	1,885,579	10/11/19	(388,965)
Goldman Sachs Bank USA	CAD	28,604	USD	21,561	11/22/19	(46,525)

Schedule of Investments—Intermediate Duration Portfolio	13

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	PLN	23,963	USD	6,109	10/11/19	$132,817
Morgan Stanley Capital Services, Inc.	USD	15,137	PLN	57,468	10/11/19	(805,009)
Natwest Markets PLC	EUR	32,088	USD	36,242	10/10/19	1,246,224
Natwest Markets PLC	NZD	9,508	USD	6,061	11/07/19	102,105
State Street Bank & Trust Co.	EUR	2,149	USD	2,374	10/10/19	29,469
State Street Bank & Trust Co.	USD	407	EUR	364	10/10/19	(9,924)
State Street Bank & Trust Co.	GBP	5,999	USD	7,357	10/18/19	(23,424)
State Street Bank & Trust Co.	JPY	248,402	USD	2,311	11/21/19	6,626
State Street Bank & Trust Co.	ZAR	30,791	USD	2,080	11/21/19	59,915
State Street Bank & Trust Co.	MYR	36,631	USD	8,729	2/13/20	11,537

						$(542,262)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.53%	USD	50,370	$(1,074,800)	$(869,439)	$(205,361)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	265,250	8/27/21	3 Month CDOR	1.623%	Semi-Annual/Semi-Annual	$(980,806)	$1,717	$(982,523)
SEK	1,163,650	8/30/24	3 Month STIBOR	(0.165)%	Quarterly/Annual	(742,355)	—	(742,355)

						$(1,723,161)	$1,717	$(1,724,878)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.28%	USD	208	$(2,680)	$2,547	$(5,227)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	3,618	97,987	290,794	(192,807)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	7,235	195,948	547,513	(351,565)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	7,235	195,948	528,868	(332,920)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	8,912	241,366	629,466	(388,100)

14	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)%	Monthly	3.53%	USD	1,786	$48,371	$122,741	$(74,370)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,787	48,398	122,810	(74,412)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,867	50,565	131,184	(80,619)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	19,805	(255,155)	240,840	(495,995)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	182	(2,345)	1,613	(3,958)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	2,519	(32,453)	33,026	(65,479)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	24,563	(316,454)	252,663	(569,117)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	7,369	(94,937)	75,151	(170,088)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	2,757	(35,519)	35,851	(71,370)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	1,604	(20,665)	14,784	(35,449)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	2,970	(38,263)	37,593	(75,856)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	5,939	(76,514)	75,173	(151,687)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,257	(105,818)	(165,686)	59,868
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,526	(128,463)	(194,637)	66,174
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,870	(157,267)	(249,317)	92,050
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,955	(164,415)	(266,838)	102,423
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,813	(152,473)	(279,796)	127,323
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	305	(25,651)	(49,387)	23,736
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,038	(171,396)	(305,330)	133,934
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,520	(212,142)	(290,021)	77,879
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,618	(304,576)	(416,388)	111,812
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,041	(424,368)	(567,342)	142,974
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	7,235	(609,066)	(814,267)	205,201
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,040	(424,284)	(556,092)	131,808

Schedule of Investments—Intermediate Duration Portfolio	15

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	7,272	$(612,181)	$(783,599)	$171,418
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,401	(454,674)	(584,957)	130,283
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,998	(168,198)	(216,119)	47,921
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,772	(149,173)	(226,014)	76,841
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,481	(208,859)	(316,445)	107,586
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,797	(151,277)	(236,750)	85,473
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,400	(286,506)	(412,167)	125,661
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,020	(85,952)	(123,650)	37,698
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,082	(90,996)	(110,633)	19,637
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,023	(422,435)	(326,661)	(95,774)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	8,500	(714,850)	(590,791)	(124,059)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,160	(181,656)	(129,320)	(52,336)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	6,266	(526,971)	(510,819)	(16,152)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,375	(115,637)	(112,093)	(3,544)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,776	(149,361)	(147,861)	(1,500)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,438	(289,136)	(329,752)	40,616
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,204	(185,356)	(328,698)	143,342
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1	(85)	(126)	41
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	7,805	19,773	(153,486)	173,259
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	4,586	(385,683)	(330,749)	(54,934)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,496	(125,814)	(189,508)	63,694
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	4,853	(408,137)	(401,285)	(6,852)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	345	(29,014)	(40,655)	11,641
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,727	(145,241)	(218,770)	73,529
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,315	(278,792)	(381,188)	102,396
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,315	(278,792)	(381,039)	102,247

16	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	2,455	$(206,465)	$(265,877)	$59,412
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	640	(53,824)	(75,995)	22,171
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,418	(203,354)	(330,819)	127,465
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,342	(449,262)	(618,346)	169,084
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,647	(138,513)	(176,400)	37,887
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,982	(166,687)	(306,284)	139,597
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,687	(141,877)	(277,188)	135,311
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,355	(198,055)	(392,513)	194,458
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	148	(12,447)	(22,597)	10,150
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	323	(27,245)	(31,686)	4,441
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	616	(51,806)	(79,023)	27,217
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,630	(306,190)	(447,525)	141,335
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,260	(105,966)	(156,711)	50,745
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,317	(110,759)	(128,813)	18,054
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	308	(25,903)	(30,205)	4,302
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,997	(167,948)	(141,566)	(26,382)

						$(11,667,625)	$(12,077,167)	$409,542

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $494,591,793 or 14.5% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	IO—Interest Only.
(f)	Illiquid security.

Schedule of Investments—Intermediate Duration Portfolio	17

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268%, 11/25/24	11/06/15	$765,270	$816,576	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978%, 11/15/26	11/06/15	2,459,126	2,462,824	0.07%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14%, 3/27/24	6/07/19	2,134,897	2,134,099	0.06%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	3,778,377	3,791,316	0.11%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	1,352,000	1,387,815	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268%, 11/25/25	9/28/15	3,243,161	3,651,462	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.518%, 11/25/25	9/28/15	1,044,158	1,208,007	0.04%

(h)	Inverse interest only security.
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Non-income producing security.
(k)	Defaulted.
(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,711,139	0.08%

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2019

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–56.8%
United States–56.8%
U.S. Treasury Notes 1.375%, 8/31/20–10/31/20	U.S.$	22,051	$21,955,971
1.375%, 1/31/21(a)		11,911	11,847,723
1.50%, 8/15/20–8/31/21		15,683	15,638,556
1.625%, 6/30/21–8/15/22		3,455	3,451,971
1.75%, 10/31/20		10,904	10,897,185
2.00%, 1/15/21		8,142	8,163,627
2.25%, 3/31/21–4/30/21		12,363	12,455,413
2.375%, 4/15/21		14,135	14,269,724
2.50%, 12/31/20–2/28/21		32,627	32,934,696
2.875%, 11/15/21		6,699	6,869,205
3.625%, 2/15/21		4,607	4,722,895

Total Governments–Treasuries (cost $141,960,607)			143,206,966

CORPORATES-INVESTMENT GRADE–10.2%

Financial Institutions–5.7%
Banking–5.2%
Banco Santander SA 3.50%, 4/11/22		200	205,292
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	236,720
BNP Paribas SA 2.375%, 5/21/20		925	927,784
Citigroup, Inc. 3.142%, 1/24/23		650	661,869
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	250,090
Danske Bank A/S 3.244%, 12/20/25(b)		525	529,342
Goldman Sachs Group, Inc. (The) 3.419% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	733,139
Huntington National Bank (The) 2.375%, 3/10/20		650	650,416
ING Bank NV 2.50%, 10/01/19(b)		1,000	1,000,000
5.80%, 9/25/23(b)		475	527,388
JPMorgan Chase & Co. 2.295%, 8/15/21		474	474,706
Lloyds Banking Group PLC 4.05%, 8/16/23		350	367,392
4.45%, 5/08/25		300	323,382
Mitsubishi UFJ Financial Group, Inc. 3.218%, 3/07/22		1,000	1,022,220
	Principal Amount (000)		U.S. $ Value

NatWest Markets PLC 3.625%, 9/29/22(b)	U.S.$	825	$845,988
PNC Bank NA 2.528% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	875,394
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,297	1,315,858
US Bank NA/Cincinnati/OH 2.65%, 5/23/22		650	660,803
Wells Fargo & Co. 3.069%, 1/24/23		554	564,011
Westpac Banking Corp. 2.65%, 1/25/21		1,002	1,010,016

			13,181,810

Insurance–0.3%
Metropolitan Life Global Funding I 2.40%, 6/17/22(b)		650	655,317

REITS–0.2%
WP Carey, Inc. 4.60%, 4/01/24		550	588,219

			14,425,346

Industrial–4.4%
Capital Goods–0.7%
Boeing Co. (The) 2.30%, 8/01/21		610	612,660
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	271,113
2.10%, 1/10/20		729	729,008
John Deere Capital Corp. 3.20%, 1/10/22		236	242,426

			1,855,207

Communications-Telecommunications–0.3%
AT&T, Inc. 4.45%, 4/01/24		600	649,320

Consumer Cyclical-Automotive–0.3%
General Motors Financial Co., Inc. 3.15%, 1/15/20		667	667,760

Consumer Non-Cyclical–1.4%
Biogen, Inc. 4.05%, 9/15/25		600	650,274
CVS Health Corp. 3.35%, 3/09/21		356	361,771
GlaxoSmithKline Capital PLC 2.875%, 6/01/22		875	893,874
Kroger Co. (The) 6.15%, 1/15/20		609	615,540
Merck & Co., Inc. 2.90%, 3/07/24		700	727,783
Molson Coors Brewing Co. 2.25%, 3/15/20		267	266,832

			3,516,074

Schedule of Investments—Short Duration Plus Portfolio	19

	Principal Amount (000)		U.S. $ Value

Energy–0.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 2.773%, 12/15/22	U.S.$	650	$660,731
Enterprise Products Operating LLC 2.80%, 2/15/21		400	403,740
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	316,468
Williams Cos., Inc. (The) 4.125%, 11/15/20		742	753,724

			2,134,663

Services–0.4%
Visa, Inc. 2.20%, 12/14/20		984	987,355

Technology–0.5%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	437,991
International Business Machines Corp. 2.85%, 5/13/22		675	689,567

			1,127,558

			10,937,937

Utility–0.1%
Electric–0.1%
Exelon Generation Co. LLC 2.95%, 1/15/20		354	354,471

Total Corporates–Investment Grade (cost $25,340,737)			25,717,754

INFLATION-LINKED SECURITIES–9.5%
United States–9.5%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/22 (TIPS)		16,349	16,220,583
0.625%, 7/15/21 (TIPS)		2,635	2,644,658
1.25%, 7/15/20 (TIPS)		4,982	5,002,336

Total Inflation-Linked Securities (cost $23,822,684)			23,867,577

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.2%
Non-Agency Fixed Rate CMBS–4.5%
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 9/10/45(b)		600	622,766
Series 2013-GC11, Class B 3.732%, 4/10/46		350	361,131
Series 2013-GC11, Class XA 1.536%, 4/10/46(d)		8,911	364,651
Series 2015-GC29, Class A2 2.674%, 4/10/48		749	749,196
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.489%, 1/10/46(d)		3,270	119,195

Series 2014-UBS4, Class A5 3.694%, 8/10/47	U.S.$	750	$793,858
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.654%, 2/10/46(d)		8,235	348,378
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 8/10/44(b)		750	785,314
Series 2012-GC6, Class B 5.84%, 1/10/45(b)		450	479,670
Series 2012-GCJ7, Class AS 4.085%, 5/10/45		500	520,032
Series 2015-GC28, Class A5 3.396%, 2/10/48		500	527,666
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.786%, 11/15/43(b)		546	553,279
Series 2012-C8, Class C 4.759%, 10/15/45(b)		355	368,783
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 1.005%, 9/15/47(d)		10,898	374,082
Series 2015-C28, Class A2 2.773%, 10/15/48		738	737,366
Series 2015-C29, Class A2 2.921%, 5/15/48		346	346,017
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	588,679
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.982%, 7/15/50		775	775,910
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)		335	317,407
Series 2011-C3, Class C 5.293%, 7/15/49(b)		250	259,977
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	463,555
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)		516	530,145
Series 2011-C3, Class C 5.335%, 3/15/44(b)		250	258,402
Series 2012-C10, Class XA 1.699%, 12/15/45(b)(d)		1,122	46,641

			11,292,100

Non-Agency Floating Rate CMBS–1.3%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.195% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		475	474,401

20	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

	Principal Amount (000)		U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 3.212% (LIBOR 1 Month + 1.03%), 11/19/35(b)(c)	U.S.$	297	$296,963
Great Wolf Trust Series 2017-WOLF, Class A 3.045% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	458,859
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.395% (LIBOR 1 Month + 1.20%), 6/15/38(b)(c)		503	502,806
Series 2019-SMP, Class A 3.29% (LIBOR 1 Month + 1.15%), 8/15/32(b)(c)		500	499,995
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 5.078% (LIBOR 1 Month + 3.05%), 5/15/36(b)(c)		365	365,453
Starwood Retail Property Trust Series 2014-STAR, Class A 3.415% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		861	859,117

			3,457,594

Agency CMBS–0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,028	1,045,293
Government National Mortgage Association Series 2006-51, Class IO 0.94%, 8/16/46(d)		410	1,186

			1,046,479

Total Commercial Mortgage-Backed Securities (cost $15,841,802)			15,796,173

ASSET-BACKED SECURITIES–4.4%
Autos-Fixed Rate–2.3%
Exeter Automobile Receivables Trust Series 2019-2A, Class A 2.93%, 7/15/22(b)		432	433,435
Series 2019-3A, Class B 2.95%, 8/15/23(b)		520	522,682
Flagship Credit Auto Trust Series 2017-3, Class A 1.88%, 10/15/21(b)		51	51,097
Series 2017-4, Class A 2.07%, 4/15/22(b)		78	77,985
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,062,040

Series 2016-1, Class A 2.31%, 8/15/27(b)	U.S.$	607	$608,610
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 5/15/22		660	659,545
Series 2017-2, Class A1 2.16%, 9/15/22		558	558,169
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	546,767
Series 2017-1A, Class A 2.96%, 10/25/21(b)		550	553,832
Series 2019-2A, Class A 3.42%, 5/25/25(b)		500	516,303
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		250	249,586

			5,840,051

Other ABS-Fixed Rate–1.1%
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(b)(f)		132	132,445
Series 2018-3A, Class A 3.20%, 9/15/28(b)(f)		186	186,760
Series 2019-1A, Class A 3.44%, 4/16/29(b)(f)		461	464,209
Series 2019-3A, Class A 2.69%, 9/17/29(b)(f)		462	463,029
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.44%, 7/15/25(b)(f)		315	316,117
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(f)		48	48,381
Series 2016-3, Class A 3.05%, 12/26/25(b)(f)		83	83,209
Series 2017-2, Class A 3.28%, 2/25/26(b)(f)		118	118,553
Series 2017-5, Class A2 2.78%, 9/25/26(b)(f)		386	386,521
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(f)		203	205,906
Series 2019-3, Class A 2.90%, 5/25/28(b)(f)		421	424,199

			2,829,329

Credit Cards-Fixed Rate–0.6%
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 8/15/24		935	936,721
Series 2018-A, Class A 3.07%, 12/16/24		590	597,239

			1,533,960

Schedule of Investments—Short Duration Plus Portfolio	21

	Principal Amount (000)		U.S. $ Value

Autos-Floating Rate–0.4%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.765% (LIBOR 1 Month + 0.57%), 1/15/22(c)	U.S.$	836	$836,781

Total Asset-Backed Securities (cost $10,985,741)			11,040,121

AGENCIES–3.9%
Agency Debentures–3.9%
Federal Home Loan Bank 2.50%, 2/13/24		445	461,972
2.625%, 5/28/20		3,650	3,667,133
3.00%, 10/12/21		1,450	1,487,899
Federal National Mortgage Association 2.50%, 2/05/24		810	840,740
2.75%, 6/22/21		2,217	2,256,766
2.875%, 10/30/20		1,042	1,053,341

Total Agencies (cost $9,609,937)			9,767,851

COLLATERALIZED MORTGAGE OBLIGATIONS–3.8%
Agency Floating Rate–1.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.528% (LIBOR 1 Month + 0.50%), 6/15/39(c)		597	599,019
Series 4286, Class VF 2.478% (LIBOR 1 Month + 0.45%), 12/15/43(c)		574	574,724
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.368% (LIBOR 1 Month + 0.35%), 6/25/43(c)		470	468,579
Series 2014-49, Class AF 2.55% (LIBOR 1 Month + 0.32%), 8/25/44(c)		669	667,558
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 2.617% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,479	1,479,461

			3,789,341

Risk Share Floating Rate–1.5%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(b)(c)		260	259,874

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.168% (LIBOR 1 Month + 4.15%), 1/25/25(c)	U.S.$	295	$306,063
Series 2015-DNA3, Class M2 4.868% (LIBOR 1 Month + 2.85%), 4/25/28(c)		347	350,461
Series 2015-HQ2, Class M2 3.968% (LIBOR 1 Month + 1.95%), 5/25/25(c)		408	411,135
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(c)		139	139,920
Series 2016-HQA2, Class M2 4.268% (LIBOR 1 Month + 2.25%), 11/25/28(c)		220	221,815
Series 2017-DNA1, Class M1 3.218% (LIBOR 1 Month + 1.20%), 7/25/29(c)		162	162,610
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.268% (LIBOR 1 Month + 5.25%), 10/25/23(c)		237	262,220
Series 2014-C04, Class 1M2 6.918% (LIBOR 1 Month + 4.90%), 11/25/24(c)		405	442,074
Series 2016-C03, Class 1M1 4.018% (LIBOR 1 Month + 2.00%), 10/25/28(c)		158	158,915
Series 2016-C04, Class 1M1 3.468% (LIBOR 1 Month + 1.45%), 1/25/29(c)		34	33,834
Series 2016-C06, Class 1M1 3.318% (LIBOR 1 Month + 1.30%), 4/25/29(c)		251	251,408
Series 2017-C01, Class 1M1 3.318% (LIBOR 1 Month + 1.30%), 7/25/29(c)		93	92,803
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(b)(c)		215	215,370
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(c)(g)		237	237,752
Radnor Re Ltd. Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(b)(c)		222	221,352

			3,767,606

22	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate–0.8%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24	U.S.$	65	$64,521
Series 4029, Class NE 2.50%, 3/15/41		1,050	1,061,556
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 2/25/44		336	339,621
Series 2015-72, Class PC 3.00%, 10/25/43		531	534,001

			1,999,699

Total Collateralized Mortgage Obligations (cost $9,579,709)			9,556,646

MORTGAGE PASS-THROUGHS–0.9%
Agency Fixed Rate 30-Year–0.8%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		1,183	1,325,125
Government National Mortgage Association Series 2002 7.50%, 3/15/32		56	64,551
Series 2009 5.00%, 10/15/39		449	498,392

			1,888,068

Agency Fixed Rate 15-Year–0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25		133	137,925
6.50%, 3/01/26		195	204,662
Federal National Mortgage Association Series 2006 6.00%, 12/01/21		2	1,651

			344,238

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 3.989% (LIBOR 6 Month + 1.39%), 1/01/37(c)	U.S.$	2	$2,006

Total Mortgage Pass-Throughs (cost $2,188,484)			2,234,312

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
China–0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 8/08/24(b) (cost $514,806)		516	516,261

SHORT-TERM INVESTMENTS–3.1%

Governments-Treasuries–3.1%
Japan–3.1%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19	JPY	126,000	1,165,554
Series 854 Zero Coupon, 12/02/19		714,000	6,605,754

Total Governments–Treasuries (cost $7,812,058)			7,771,308

Total Investments—99.0% (cost $247,656,565)			249,474,969

Other assets less liabilities—1.0%			2,416,788

Net Assets—100.0%			$251,891,757

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	349	December 2019	$75,209,500	$(151,804)
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	8	December 2019	1,042,500	10,989

				$(140,815)

Schedule of Investments—Short Duration Plus Portfolio	23

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	820,000	USD	7,617	10/24/19	$21,931
State Street Bank & Trust Co.	JPY	20,253	USD	188	11/21/19	577

						$22,508

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.28%	USD	87	$(1,121)	$1,065	$(2,186)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	147	3,981	11,815	(7,834)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	295	7,989	22,324	(14,335)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	295	7,989	21,564	(13,575)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	363	9,831	25,639	(15,808)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	119	3,223	8,178	(4,955)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	118	3,195	8,109	(4,914)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	113	3,061	7,940	(4,879)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	1,564	(20,150)	19,019	(39,169)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	1,048	(13,502)	13,740	(27,242)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	99	(8,334)	(12,627)	4,293
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	147	(12,362)	(22,686)	10,324
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	24	(2,018)	(3,886)	1,868
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	147	(12,375)	(16,918)	4,543
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	295	(24,834)	(33,201)	8,367
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	118	(9,934)	(15,051)	5,117
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	165	(13,890)	(21,045)	7,155
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	117	(9,849)	(15,414)	5,565

24	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	23	$(1,937)	$(2,978)	$1,041
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	376	(31,684)	(45,581)	13,897
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	113	(9,523)	(13,699)	4,176
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	750	(63,075)	(92,636)	29,561
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	504	(42,387)	(32,777)	(9,610)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	860	(72,326)	(59,774)	(12,552)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	209	(17,577)	(12,513)	(5,064)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	607	(51,049)	(49,484)	(1,565)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	132	(11,101)	(10,761)	(340)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	168	(14,129)	(13,987)	(142)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	330	(27,753)	(31,652)	3,899
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	800	2,027	(15,732)	17,759
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	445	(37,424)	(32,094)	(5,330)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	499	(41,966)	(41,261)	(705)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	58	(4,883)	(7,478)	2,595
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	160	(13,456)	(24,725)	11,269
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	133	(11,185)	(21,853)	10,668
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	186	(15,642)	(31,001)	15,359
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	40	(3,364)	(5,131)	1,767
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	402	(33,909)	(49,561)	15,652
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	139	(11,690)	(17,288)	5,598

						$(603,133)	$(613,401)	$10,268

* Termination date

Schedule of Investments—Short Duration Plus Portfolio	25

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $20,848,519 or 8.3% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.
(d)	IO—Interest Only.
(e)	Illiquid security.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	$236,940	$237,752	0.09%

Currency Abbreviations:

JPY— Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

26	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

SCB–TAX–1944–0919

Sanford C. Bernstein Fund, Inc.

September 30, 2019

Schedule of Investments To the Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Municipal Class Shareholders of Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Municipal Bond Portfolios of the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (four of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2019, the statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2019 Annual Report for the Fixed Income Municipal Portfolio. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.8%

Long-Term Municipal Bonds–86.9%
Alabama–0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 5.00%, 4/01/20	$1,250	$1,269,963

Arizona–1.6%
City of Phoenix Civic Improvement Corp. 5.00%, 7/01/21	420	447,128
Series 2016 5.00%, 7/01/20	2,500	2,569,075

		3,016,203

Arkansas–3.8%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/32	7,255	7,316,740

California–2.0%
City of Long Beach CA Harbor Revenue Series 2018A 5.00%, 12/15/20	3,565	3,730,630

Colorado–0.1%
Centerra Metropolitan District No. 1 Series 2017 2.70%, 12/01/19(a)	267	267,240

District of Columbia–1.0%
District of Columbia (Freedom Forum, Inc. (The)) NATL 5.55%, 8/01/38(b)	975	975,000
5.60%, 8/01/38(b)	975	975,000

		1,950,000

Florida–9.6%
Florida Development Finance Corp. 1.90%, 1/01/49 (Pre-refunded/ETM)	5,440	5,444,406
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	480	445,800
Florida’s Turnpike Enterprise Series 2017A 5.00%, 7/01/20	1,000	1,027,480
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35	30	30,332

Principal Amount (000)		U.S. $ Value
Series 2010A-2 6.125%, 5/01/35	$60	$60,735
Seacoast Utility Authority Series 2016A 5.00%, 3/01/20	1,880	1,908,990
State of Florida 5.00%, 7/01/22	8,485	9,346,397

		18,264,140

Georgia–1.2%
State of Georgia Series 2016E 5.00%, 12/01/21	2,110	2,280,340

Illinois–6.3%
Chicago Board of Education Series 2017D 5.00%, 12/01/20	1,000	1,032,670
Madison County Community Unit School District No. 7 Edwardsville BAM Series 2017 4.00%, 12/01/19–12/01/20	3,840	3,901,315
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	4,945	5,381,693
State of Illinois Series 2017D 5.00%, 11/01/21	1,690	1,786,465

		12,102,143

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22	1,000	1,014,220

Kansas–4.0%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	7,385	7,635,130

Kentucky–4.0%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,136,560
Louisville & Jefferson County Metropolitan Sewer District 5.00%, 5/15/22	4,505	4,932,885
Series 2016C 5.00%, 5/15/21	1,470	1,557,597

		7,627,042

Louisiana–1.3%
Louisiana Public Facilities Authority (Tulane University) Series 2016A 5.00%, 12/15/19	2,515	2,532,932

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Maryland–2.3%
County of Baltimore MD 4.00%, 3/19/20	$2,335	$2,364,444
State of Maryland Department of Transportation Series 2016 5.00%, 11/01/21	1,930	2,078,668

		4,443,112

Michigan–6.2%
City of Detroit MI 5.00%, 4/01/20–4/01/23	3,570	3,714,528
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/20	2,020	2,073,368
AGM Series 2006D 2.154% (LIBOR 3 Month + 0.60%), 7/01/32(c)	1,530	1,503,653
NATL Series 2005B 5.50%, 7/01/21	1,690	1,808,537
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	2,690	2,735,380

		11,835,466

Minnesota–1.1%
City of Minneapolis MN 4.00%, 12/01/20	2,005	2,068,478

Missouri–1.2%
Missouri State Environmental Improvement & Energy Resources Authority Series 2010B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,205	2,306,121

Nebraska–1.6%
Lancaster County School District 001 Series 2016 5.00%, 1/15/20	2,955	2,986,471

Nevada–1.5%
Clark County Water Reclamation District 5.00%, 7/01/21	2,765	2,943,591

New Jersey–2.8%
County of Monmouth NJ Series 2017 5.00%, 7/15/20	3,325	3,420,328
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,777,138
5.00%, 9/01/20 (Pre-refunded/ETM)	95	98,156

Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	$95	$97,864

		5,393,486

New Mexico–0.5%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	1,000	1,000,520

New York–7.7%
Metropolitan Transportation Authority Series 2018C 5.00%, 9/01/20–9/01/21	5,585	5,881,083
Series 2019D 5.00%, 9/01/22	1,635	1,790,652
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2019A 5.00%, 3/01/22	1,555	1,688,995
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019A 5.00%, 5/01/21	5,015	5,309,982

		14,670,712

North Carolina–0.9%
State of North Carolina Series 2013E 5.00%, 5/01/20	1,765	1,802,948

Ohio–2.5%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009C 5.625%, 6/01/19(d)(e)	210	224,700
State of Ohio (State of Ohio COP) Series 2018 5.00%, 9/01/20	4,395	4,543,419

		4,768,119

Oklahoma–3.1%
Comanche County Memorial Hospital 5.00%, 7/01/22	135	143,643
Grand River Dam Authority Series 2010A 5.00%, 6/01/30 (Pre-refunded/ETM)	4,030	4,128,735
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/21	1,500	1,607,220

		5,879,598

2	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Pennsylvania–4.1%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/23(a)	$700	$761,068
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 6/01/21	1,535	1,619,931
Pennsylvania Infrastructure Investment Authority (Pennsylvania Infrastructure Investment Authority SRF) Series 2018A 5.00%, 1/15/21	4,390	4,602,169
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 5/01/23	800	898,208
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(d)(e)(f)	65	650

		7,882,026

Tennessee–1.1%
County of Shelby TN Series 2019B 5.00%, 4/01/21	1,910	2,015,623

Texas–1.3%
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	2,150	2,459,514

Virginia–1.0%
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2010A 5.00%, 10/01/19	1,935	1,935,000

Washington–9.6%
King County School District No. 415 Kent Series 2017 5.00%, 12/01/20	4,530	4,719,671
State of Washington
Series 20102 5.00%, 2/01/31 (Pre-refunded/ETM)	2,325	2,353,783
Series 2017D 5.00%, 2/01/20	1,380	1,396,988
Series 2019R 5.00%, 1/01/23(g)	3,015	3,370,619
Tobacco Settlement Authority 5.00%, 6/01/23	855	957,703

Principal Amount (000)		U.S. $ Value
University of Washington Series 2018 5.00%, 4/01/21	$5,055	$5,336,109
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 1/01/26(g)	105	105,079

		18,239,952

Wisconsin–2.3%
State of Wisconsin Series 2015C 5.00%, 5/01/22	3,985	4,364,412

Total Long-Term Municipal Bonds (cost $165,034,548)		166,001,872

Short-Term Municipal Notes–11.9%
Colorado–4.3%
State of Colorado 5.00%, 6/26/20	8,060	8,277,620

Michigan–0.7%
Michigan Finance Authority Series 2019A 4.00%, 8/20/20	1,370	1,401,976

New York–2.0%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	3,785	3,790,905

Texas–4.9%
State of Texas 4.00%, 8/27/20	9,075	9,292,255

Total Short-Term Municipal Notes (cost $22,766,549)		22,762,756

Total Municipal Obligations (cost $187,801,097)		188,764,628

GOVERNMENTS-TREASURIES–1.6%
United States–1.6%
U.S. Treasury Notes 2.625%, 7/31/20 (cost $3,154,866)	3,133	3,152,581

Total Investments—100.4% (cost $190,955,963)		191,917,209

Other assets less liabilities—(0.4)%		(826,313)

Net Assets—100.0%		$191,090,896

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 2,440	6/17/24	1.760%	CPI	#	Maturity	$(16,886)	$—	$(16,886)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 3,850	6/17/21	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$32,349	$—	$32,349

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD 9,000	8/24/20	2.168%	CPI	#	Maturity	$(101,604)
# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $1,474,108 or 0.8% of net assets.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2019 and the aggregate market value of these securities amounted to $1,950,000 or 1.02% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Illiquid security.
(g)	When-Issued or delayed delivery security.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.9% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

4	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.9%

Long-Term Municipal Bonds–96.6%
California–77.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,113,500
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,474,948
Bay Area Toll Authority Series 2012 5.00%, 4/01/24 (Pre-refunded/ETM)	1,610	1,762,161
5.00%, 4/01/25 (Pre-refunded/ETM)	12,235	13,391,330
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,325,220
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,860,474
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	23,836,400
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,473,819
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/27–11/01/32	16,880	20,440,734
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23–11/15/29	11,365	13,852,843
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 6/01/21	10,650	11,343,741

Principal Amount (000)		U.S. $ Value
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	$5,000	$5,950,200
Series 2018 5.00%, 10/01/32	13,965	17,979,658
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,907,137
Series 2016B 5.00%, 7/01/23	12,760	14,491,149
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 1/01/30	1,000	1,221,050
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/23–12/31/31	15,730	19,278,966
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/24–7/01/29(a)	4,735	5,901,529
Series 2012 5.00%, 7/01/27(a)	4,000	4,368,520
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)	1,605	1,689,054
Series 2016A 5.00%, 6/01/31(a)	1,000	1,080,690
California State Public Works Board Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,674,857
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,066,475
Series 2014B 5.00%, 10/01/29	4,445	5,202,339
Series 2017H 5.00%, 4/01/30–4/01/32	5,270	6,532,894
AMBAC Series 1993A 5.00%, 12/01/19	705	709,279
California State University 5.00%, 11/01/24 (Pre-refunded/ETM)	35	35,777
5.00%, 11/01/24	1,455	1,487,738

Schedule of Investments—California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Series 2011A 5.25%, 11/01/26	$5,500	$5,969,590
Series 2012A 5.00%, 11/01/26	10,930	12,217,007
Series 2014A 5.00%, 11/01/28	16,650	19,755,724
Series 2017A 5.00%, 11/01/33	5,620	6,987,234
Series 2018A 5.00%, 11/01/30	2,330	3,042,304
Series 2019A 5.00%, 11/01/28–11/01/30	5,140	6,826,730
Series 2020A 5.00%, 11/01/29–11/01/31(b)	2,000	2,607,262
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,484,053
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 6/01/39(a)	675	789,352
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/27–12/01/33(a)	1,250	1,473,920
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 7/01/24–7/01/29(a)	1,065	1,212,696
City & County of San Francisco CA Series 2018C 5.00%, 6/15/23–6/15/25	7,330	8,522,013
Series 2018E 5.00%, 6/15/23	1,490	1,701,461
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,249,992
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,114,040
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	17,299,338
Series 2010B 5.00%, 5/15/21	6,500	6,658,470
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,051,150

Principal Amount (000)		U.S. $ Value

City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/23–5/15/25	$25,915	$26,543,314
Series 2010D 5.00%, 5/15/23	5,000	5,121,550
Series 2017A 5.00%, 5/15/28–5/15/29	4,015	4,928,461
Series 2018C 5.00%, 5/15/25–5/15/28	5,145	6,258,409
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,400,249
Series 2018A 5.00%, 8/01/31	2,785	3,600,058
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/28–9/01/30	2,305	2,799,591
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31	1,170	1,355,024
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,006,280
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,235,335
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/25	3,600	4,151,628
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,280,260
Series 2017A 5.00%, 3/01/30	1,250	1,577,813
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33	4,675	5,558,061
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,209,130
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,852,702

6	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	$1,680	$1,800,305
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/31	1,750	2,213,663
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27	1,000	1,169,570
Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 6/01/20	1,585	1,622,771
Series 2018A 3.50%, 6/01/36	8,535	8,688,203
5.00%, 6/01/30	8,510	10,259,316
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23	1,560	1,695,811
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,339,352
Long Beach Unified School District Series 2010A 5.00%, 8/01/25	1,000	1,031,130
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,059,080
Los Angeles Department of Water Series 2012C 5.00%, 7/01/23	1,540	1,705,165
Series 2018A 5.00%, 7/01/31	1,345	1,714,727
Los Angeles Department of Water & Power System Revenue Series 2011A 5.00%, 7/01/20–7/01/21	5,675	5,990,838
Series 2013A 5.00%, 7/01/21–7/01/23	4,005	4,422,268
Series 2013B 4.00%, 7/01/21	2,480	2,607,174
Series 2014B 5.00%, 7/01/26–7/01/27	3,790	4,401,175
Series 2014C 4.00%, 7/01/20	700	715,323
5.00%, 7/01/25–7/01/26	21,670	25,583,906
Series 2015E 5.00%, 7/01/25	820	968,330
Series 2018B 5.00%, 1/01/22	1,050	1,138,767
Series 2019B 5.00%, 7/01/23	14,750	16,879,310

Principal Amount (000)		U.S. $ Value
Los Angeles Unified School District/CA Series 2014B 5.00%, 7/01/21	$5,470	$5,831,184
Series 2014C 5.00%, 7/01/27	10,365	12,077,816
Series 2015A 5.00%, 7/01/21	1,140	1,215,274
Series 2016A 5.00%, 7/01/21–7/01/27	21,945	25,866,169
Series 2017A 5.00%, 7/01/24	1,470	1,721,767
Series 2018B 5.00%, 7/01/29	9,020	11,427,167
Series 2019A 5.00%, 7/01/26	10,000	12,338,700
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	2,026,377
Metropolitan Water District of Southern California Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	768,128
5.75%, 7/01/21	995	1,037,417
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	5,546,293
Newport Mesa Unified School District 5.00%, 8/01/21–8/01/24(b)	4,890	5,301,976
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,386,322
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,790,098
Series 2016 5.00%, 8/01/30	1,420	1,731,477
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,189,500
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	625	625,981
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,124,850
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,388,426
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,674,700

Schedule of Investments—California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
Series 2014A 5.00%, 8/01/26–8/01/27	$2,565	$2,981,021
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	18,452,805
Series 2017E 5.00%, 11/01/19	3,910	3,922,121
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/28	3,395	4,088,225
Romoland School District Series 2015 5.00%, 9/01/23	955	1,071,520
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	740	756,339
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,237,546
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,286,613
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,056,688
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)	370	383,083
5.00%, 3/01/24	630	650,343
San Bernardino Community College District Series 2013A 5.00%, 8/01/21	1,000	1,071,610
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/27	3,200	3,231,424
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2018A 4.00%, 4/01/21	12,000	12,504,360
San Diego County Water Authority Series 2015 5.00%, 5/01/21	1,000	1,061,750

Principal Amount (000)		U.S. $ Value
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 5/15/22	$4,785	$5,268,189
San Diego Unified School District/CA Series 2019A 5.00%, 7/01/21	8,525	9,103,251
San Francisco City & County Airport Comm Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)	855	907,839
Series 2019E 5.00%, 5/01/34–5/01/36	9,710	12,085,265
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/21	3,900	4,118,673
Series 2011S 5.00%, 5/01/25	2,145	2,273,721
Series 2019A 5.00%, 5/01/34	11,015	13,749,143
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,454,840
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/20–8/01/24	3,300	3,561,231
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,325,420
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	3,685	3,911,445
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 7/15/22–7/15/26(b)	20,760	24,482,170
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/29–9/01/30	2,365	2,776,628

8	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	$5,520	$5,602,814
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	12,429,988
Series 2014A 5.00%, 7/01/30	1,030	1,202,268
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	17,194,643
State of California 5.00%, 4/01/31	1,935	2,505,303
Series 2011 5.00%, 9/01/21	1,175	1,259,682
Series 2013 5.00%, 10/01/20–9/01/28	29,390	31,419,127
Series 2014 5.00%, 10/01/19–5/01/29	20,545	23,067,704
Series 2015 5.00%, 3/01/21	17,455	18,387,097
Series 2015B 5.00%, 9/01/24	3,330	3,931,664
Series 2017 5.00%, 8/01/24	5,540	6,524,680
Series 2018 5.00%, 10/01/22	5,000	5,565,450
Series 2018C 5.00%, 8/01/27	6,060	7,690,685
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)	50	52,248
5.00%, 12/01/20	1,745	1,823,665
Series 2014A 5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,715,964
State of California Department of Water Resources Power Supply Revenue Series 2011N 5.00%, 5/01/20	12,685	12,967,368
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,444,357
Sweetwater Union High School District Series 2016 5.00%, 8/01/30	3,205	3,808,117
BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,207,777

Principal Amount (000)		U.S. $ Value
Turlock Irrigation District 5.00%, 1/01/33–1/01/36(b)	$11,410	$14,054,085
University of California Series 2009Q 5.25%, 5/15/22	155	155,522
Series 2010U 5.00%, 5/15/24	4,215	4,316,961
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)	4,625	5,083,106
5.00%, 5/15/25	5,375	5,917,767
Series 2013A 5.00%, 5/15/21–5/15/48	14,785	16,078,165
Series 2014A 5.00%, 5/15/28	1,000	1,172,260
Series 2015A 5.00%, 5/15/20–5/15/24	6,425	6,927,027
Series 2015I 5.00%, 5/15/21	2,935	3,120,639
Series 2017A 5.00%, 5/15/28–5/15/31	6,465	8,193,068
Series 2017M 5.00%, 5/15/31	4,000	5,029,400
Series 2018O 4.00%, 5/15/25	8,320	9,631,149
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,544,707
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,168,208

		1,031,334,417

Alabama–4.2%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	8,000	8,627,360
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	16,575	17,938,625
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	24,615	26,790,966
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	2,380	2,658,484

		56,015,435

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	$735	$821,921

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	1,700	1,718,411

Colorado–0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,286,020
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32	4,750	5,880,785

		9,166,805

Connecticut–0.7%
State of Connecticut Series 2018B 5.00%, 4/15/26–4/15/28	5,755	6,989,658
Series 2018D 5.00%, 4/15/27	2,280	2,800,843

		9,790,501

Florida–0.7%
Florida Development Finance Corp. 1.90%, 1/01/49 (Pre-refunded/ETM)	5,265	5,269,265
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	1,935	1,797,131
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,358,093
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)(g)	405	0
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	695	695,264

		9,119,753

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 1/01/32–1/01/36	2,300	2,755,807

Guam–0.6%
Territory of Guam 5.00%, 11/15/31	135	158,540

Principal Amount (000)		U.S. $ Value
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29–12/01/32	$1,860	$2,148,903
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23–11/15/31	5,240	5,926,105

		8,233,548

Illinois–4.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,747,060
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,339,436
Series 2017B 5.00%, 12/15/26	3,250	3,745,983
State of Illinois Series 2006A 5.00%, 6/01/21	1,000	1,046,310
Series 2012 5.00%, 8/01/21	4,950	5,201,757
Series 2013 5.00%, 7/01/20–7/01/22	3,870	3,972,895
Series 2014 5.00%, 2/01/21	3,365	3,490,043
Series 2016 5.00%, 1/01/21–11/01/24	4,935	5,272,359
Series 2017D 5.00%, 11/01/23–11/01/24	13,465	14,808,573
Series 2018A 5.00%, 10/01/23	8,050	8,835,841
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,323,398

		59,783,655

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22	6,330	6,420,013

Kentucky–0.8%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32	1,000	1,238,060
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	5,455	5,929,203

10	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018C 4.00%, 12/01/49	$2,870	$3,174,392

		10,341,655

Massachusetts–0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,271,486

Michigan–0.1%
City of Detroit MI 5.00%, 4/01/31	1,745	1,973,386

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 3/01/25–3/01/27	325	386,831

New Jersey–3.2%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27–6/15/29	8,070	9,530,822
Series 2018A 5.00%, 6/15/28–6/15/29	4,000	4,726,685
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,031,208
Series 2013A 5.00%, 12/15/19	8,515	8,572,051
Series 2018A 5.00%, 12/15/34	5,905	6,942,627
Series 2019B 5.00%, 6/15/30(b)	3,225	3,857,713
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/21–6/01/28	6,000	6,872,750

		43,533,856

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	991,300
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	100	107,750

Principal Amount (000)		U.S. $ Value
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	$1,125	$1,212,187

		2,311,237

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/28–5/01/33(a)	2,250	2,642,967
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22–7/01/24	2,815	3,125,267

		5,768,234

Puerto Rico–0.5%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	740	829,866
AGC Series 2007C 5.50%, 7/01/31	150	172,899
NATL Series 2005L 5.25%, 7/01/35	3,675	3,974,659
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	1,421	1,240,007

		6,217,431

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	5,000	5,444,450

Tennessee–0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 8/01/32	1,000	1,238,060

Texas–0.6%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	3,205	3,480,726

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/23	$1,915	$2,134,114
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,675	1,954,089

		7,568,929

Washington–0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/31	2,575	3,199,927

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	685	691,651

Wisconsin–0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,919,076

Total Long-Term Municipal Bonds (cost $1,240,198,730)		1,291,026,475

Short-Term Municipal Notes–3.3%
California–3.1%
City of Los Angeles CA 5.00%, 6/25/20	23,015	23,654,587

Principal Amount (000)		U.S. $ Value
County of Los Angeles CA 5.00%, 6/30/20	$12,890	$13,255,045
University of California Series 2018A 1.52%, 5/15/48(h)	5,100	5,100,000

		42,009,632

New York–0.2%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	2,545	2,548,970

Total Short-Term Municipal Notes (cost $44,541,389)		44,558,602

Total Municipal Obligations (cost $1,284,740,119)		1,335,585,077

GOVERNMENTS-TREASURIES–1.3%
United States–1.3%
U.S. Treasury Notes 2.50%, 5/31/20(i)	3,328	3,341,520
2.625%, 2/15/29	12,367	13,387,277

Total Governments–Treasuries (cost $15,896,673)		16,728,797

Total Investments—101.2% (cost $1,300,636,792)		1,352,313,874

Other assets less liabilities—(1.2)%		(16,047,847)

Net Assets—100.0%		$1,336,266,027

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,870	8/09/24	1.690%	CPI#	Maturity	$(29,121)	$(5,375)	$(23,746)
USD	42,870	6/17/24	1.760%	CPI#	Maturity	(296,689)	—	(296,689)

						$(325,810)	$(5,375)	$(320,435)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

12	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	40,890	6/17/21	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$343,574	$—	$343,574
USD	40,500	9/10/24	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	(346,561)	—	(346,561)

						$(2,987)	$—	$(2,987)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	121	$(10,186)	$(12,142)	$1,956
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,399	(117,772)	(184,403)	66,631
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,242	(104,555)	(122,703)	18,148
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	66	(5,556)	(6,684)	1,128
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	825	(69,383)	(83,655)	14,272
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1	(85)	(126)	41
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,076	(90,581)	(103,181)	12,600

						$(398,118)	$(512,894)	$114,776

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	25,891	9/20/20	2.263%	CPI	#	Maturity	$(339,288)
Barclays Bank PLC	USD	22,583	10/15/20	2.208%	CPI	#	Maturity	(266,321)
Barclays Bank PLC	USD	13,259	10/15/20	2.210%	CPI	#	Maturity	(157,030)
Citibank, NA	USD	16,430	10/17/20	2.220%	CPI	#	Maturity	(196,742)
JPMorgan Chase Bank, NA	USD	28,730	7/15/24	2.165%	CPI	#	Maturity	(568,626)
JPMorgan Chase Bank, NA	USD	23,372	8/30/20	2.210%	CPI	#	Maturity	(287,292)

								$(1,815,299)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—California Municipal Portfolio	13

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $29,635,401 or 2.2% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	Defaulted matured security.
(g)	Non-income producing security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.9%

Long-Term Municipal Bonds–96.8%
Alabama–2.8%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,185,532
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 9/01/25	1,390	1,635,335
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,462,912
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	5,702,244
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/49	19,925	22,242,078
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	23,915	25,882,487
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	69,310	75,437,004
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	11,780	13,158,378
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	13,907,796

		181,613,766

14	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Alaska–0.5%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	$12,935	$14,432,640
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	8,381,141
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/24	6,675	7,735,323

		30,549,104

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	1,920	2,147,059

Arizona–2.0%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,578,394
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	17,210	18,318,300
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,204,464
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/24	16,955	19,498,260
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,197,583
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,226,538
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	20,222,542
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/28	6,000	7,656,060
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,536,478
State of Arizona Lottery Revenue 5.00%, 7/01/21–7/01/27(b)	30,105	35,254,290

Principal Amount (000)		U.S. $ Value
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	$9,215	$9,314,798

		125,007,707

Arkansas–0.1%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/35	6,835	6,916,952

California–3.3%
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,436,937
City of Los Angeles Department of Airports Series 2010D 5.00%, 5/15/22–5/15/23	24,415	25,009,146
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,306,201
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	12,305	12,525,875
5.00%, 6/01/32	7,930	9,472,306
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	370	378,170
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/22	5,880	6,219,511
State of California Series 2009 5.25%, 10/01/20	5,085	5,087,898
Series 2013 5.00%, 11/01/24–11/01/25	43,465	50,043,335
Series 2014 5.00%, 5/01/25–5/01/26	80,965	94,366,327

		207,845,706

Colorado–2.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)	12,180	13,168,529
City & County of Broomfield CO Series 2010 5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	3,985,864

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	$19,685	$20,509,381
Series 2011A 5.50%, 11/15/19	2,290	2,300,969
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,323,693
Series 2016A 5.00%, 11/15/23	4,085	4,670,871
Series 2018A 5.00%, 12/01/25–12/01/28	69,615	85,719,314
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/31–8/01/35	5,265	6,493,461
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2015B 5.00%, 12/01/19	1,185	1,192,169
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,859,584
5.25%, 1/15/24–7/15/24	7,745	7,924,761

		156,148,596

Connecticut–3.6%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23–11/01/28	2,420	2,795,912
Series 2017B 5.00%, 8/15/25–8/15/27	12,455	14,917,668
5.00%, 8/15/27 (Pre-refunded/ETM)	495	621,883
Series 2017C 5.00%, 8/15/24–8/15/28	8,950	10,606,793
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 7/01/32	5,425	6,778,592
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/26–7/01/29	4,400	5,313,811
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,614,797
Series 2014A 5.00%, 3/01/28	6,360	7,267,699
Series 2015B 5.00%, 6/15/32	7,345	8,532,466

Principal Amount (000)		U.S. $ Value
Series 2015F 5.00%, 11/15/27	$1,570	$1,866,228
Series 2016A 5.00%, 3/15/22–3/15/29	51,735	57,920,641
Series 2016B 5.00%, 5/15/21	17,090	18,080,024
Series 2016E 5.00%, 10/15/24–10/15/25	20,025	23,446,232
Series 2016G 5.00%, 11/01/19	4,845	4,859,099
Series 2017A 5.00%, 4/15/22	8,450	9,203,233
Series 2017B 5.00%, 4/15/28	2,515	3,144,932
Series 2018C 5.00%, 6/15/26	5,500	6,653,075
Series 2018D 5.00%, 4/15/26	16,655	20,068,775
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	9,400,648
Town of Stratford CT BAM 5.00%, 1/01/30–1/01/33	13,370	16,109,494

		231,202,002

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,271,578

District of Columbia–1.3%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	66,874,688
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,180,180
Metropolitan Washington Airports Authority Series 2010F-1 5.00%, 10/01/20	11,905	12,343,699

		85,398,567

Florida–6.0%
Brevard County School District (Brevard County School District COP) Series 2013A 5.00%, 7/01/21–7/01/22	15,275	16,571,464
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	6,794,181
Series 2012A 5.00%, 6/01/22	27,105	29,617,634

16	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2012A-1 5.00%, 6/01/20–6/01/21	$20,875	$21,571,272
Series 2015A 5.00%, 6/01/22	1,795	1,935,100
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,174,388
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,546,650
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,049,102
5.625%, 10/01/25	2,550	2,743,137
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20	3,510	3,650,786
Series 2015B 5.00%, 7/01/22	3,715	4,088,952
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,616,436
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 7/01/26	4,280	5,065,123
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	7,855,085
Series 2012A 5.00%, 7/01/22	10,225	11,263,042
Florida Development Finance Corp. 1.90%, 1/01/49 (Pre-refunded/ETM)	13,995	14,006,336
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	19,275	17,901,656
Florida Development Finance Corp. (Waste Pro USA, Inc.) 5.00%, 5/01/29(a)	2,905	3,207,498
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,482,465
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,892,197
Series 2017F 5.00%, 6/01/21	2,775	2,944,358

Principal Amount (000)		U.S. $ Value
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29–10/01/31	$13,335	$16,264,946
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 7/01/26	1,480	1,768,526
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,025,956
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,245	7,698,776
JEA Electric System Revenue Series 2017B 5.00%, 10/01/30	1,185	1,467,480
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)	1,565	1,813,444
5.00%, 10/01/25	1,495	1,738,147
Series 2017A 5.00%, 10/01/26	22,290	27,262,230
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 7/01/28–7/01/29	14,010	16,790,275
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	11,765	11,935,357
North Broward Hospital District Series 2017B 5.00%, 1/01/28–1/01/30	8,410	10,049,356
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/22–10/01/26	19,515	22,348,265
Orange County School Board Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	29,469,143
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	25,009,107
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35	195	197,157
Series 2010A-2 6.125%, 5/01/35	445	450,451

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	$1,820	$1,931,693
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 5/01/27	3,350	3,947,305
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	6,149,150
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,466,040
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,204,652
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,652,285

		385,616,603

Georgia–2.5%
Burke County Development Authority (Georgia Power Co.) 1.55%, 12/01/49	13,000	12,887,290
1.70%, 12/01/49	23,865	23,618,952
City of Atlanta GA Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/21	12,000	12,110,510
Series 2010C 5.25%, 1/01/20	6,500	6,563,635
5.50%, 1/01/21	7,500	7,894,050
5.75%, 1/01/22–1/01/23	20,000	21,118,090
5.875%, 1/01/24	2,925	3,094,679
Series 2014A 5.00%, 1/01/28	12,250	14,031,763
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	34,735	37,569,376
Series 2018C 4.00%, 8/01/48	18,000	19,538,640

		158,426,985

Guam–0.0%
Territory of Guam 5.00%, 11/15/31	1,095	1,285,935

Principal Amount (000)		U.S. $ Value
Hawaii–0.5%
City & County Honolulu HI Wastewater System Revenue Series 2010A 5.00%, 7/01/24	$16,500	$16,939,725
State of Hawaii Series 2015E 5.00%, 10/01/23	7,105	8,130,891
Series 2016F 5.00%, 10/01/20–10/01/21	4,850	5,122,442

		30,193,058

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	7,554,817

Illinois–6.4%
Chicago Board of Education Series 2010 6.319%, 11/01/29	3,580	3,962,129
Series 2017F 5.00%, 12/01/23	7,000	7,740,740
Series 2018A 4.00%, 12/01/20–12/01/22	17,620	18,313,266
5.00%, 12/01/26	1,000	1,154,150
Series 2018B 4.00%, 12/01/21	1,145	1,189,621
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,630,584
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,072,434
County of Du Page IL Series 1993 5.60%, 1/01/21	2,530	2,611,668
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,300,862
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	50,647,205
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	32,705	34,952,306
Series 2014D 5.00%, 1/01/23	1,165	1,294,373
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	25,815,043
5.00%, 6/15/23 (Pre-refunded/ETM)	565	619,065

18	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	$8,320	$8,661,453
Railsplitter Tobacco Settlement Authority 5.00%, 6/01/25	12,450	14,680,915
Series 2017 5.00%, 6/01/22–6/01/24	19,240	21,558,684
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	200	208,262
State of Illinois Series 2012 5.00%, 8/01/21–8/01/25	22,260	23,669,728
Series 2013 5.00%, 7/01/20	2,640	2,696,179
5.50%, 7/01/24	5,415	5,975,994
Series 2013A 5.00%, 4/01/23	4,415	4,795,264
Series 2014 5.00%, 5/01/22–5/01/27	45,185	49,438,438
Series 2016 5.00%, 2/01/22–2/01/24	24,860	26,919,477
Series 2017A 5.00%, 12/01/24	8,590	9,564,621
Series 2017D 5.00%, 11/01/24–11/01/28	66,055	73,743,783
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	855	872,733
State of Illinois (State of Illinois Sales Tax) Series 2016C 5.00%, 6/15/22	2,525	2,710,941
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)(e)	5,078	1,015,600

		411,815,518

Indiana–0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/44	9,670	11,474,422

Iowa–0.3%
PEFA, Inc. 5.00%, 9/01/49	14,000	16,553,600

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	15,395,528

Principal Amount (000)		U.S. $ Value
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/19	$2,020	$2,020,000

		17,415,528

Kentucky–2.7%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/34	3,835	3,812,527
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,198,270
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28–6/01/30	8,620	10,131,771
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	41,090	44,661,954
Series 2018C 4.00%, 12/01/49	36,475	40,343,538
Series 2019A 4.00%, 12/01/49	10,855	12,016,051
Kentucky Public Energy Authority (Royal Bank of Canada) Series 2018B 4.00%, 1/01/49	24,850	27,462,729
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,339,764
Series 2016A 5.00%, 7/01/22–7/01/27	18,425	21,215,491

		170,182,095

Louisiana–0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,640,680
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,650,687
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,073,480

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	$7,720	$8,003,633
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,339,884
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,872,115

		32,580,479

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,157,370

Maryland–0.1%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25–9/01/26	2,000	2,371,040
State of Maryland Series 2012 5.00%, 3/15/20	1,905	1,936,794
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,187,730

		5,495,564

Massachusetts–1.5%
Commonwealth of Massachusetts
Series 2016B 5.00%, 7/01/23	3,865	4,389,365
Series 2019B 5.00%, 1/01/21	15,755	16,487,607
AGM Series 2006C 2.691% (CPI + 0.88%), 11/01/19(f)	1,815	1,816,234
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fed Hwy Grant) Series 2013 5.00%, 6/15/20	1,040	1,067,040
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/25–10/01/33	15,375	19,499,516
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25–7/01/29	24,065	30,016,400

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/28–7/01/33	$7,525	$9,266,078
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	2,890,105
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	11,804,414

		97,236,759

Michigan–4.9%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/20	7,050	7,236,261
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 7/01/24–7/01/25	12,505	14,863,214
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,386,210
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 5/15/36(b)	48,585	55,713,391
Michigan Finance Authority (City of Detroit MI Income Tax)
Series 2015F 3.40%, 10/01/20	500	505,835
3.60%, 10/01/21	500	511,950
3.80%, 10/01/22	500	520,705
3.875%, 10/01/23	2,000	2,113,140
4.00%, 10/01/24	3,000	3,225,810
4.50%, 10/01/29	12,065	13,130,219
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	46,484,499

20	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	$54,355	$63,307,380
Michigan Finance Authority (Public Lighting Authority) 5.00%, 7/01/30	1,580	1,780,470
Series 2014B 5.00%, 7/01/27–7/01/31	7,450	8,415,016
Michigan Finance Authority (Trinity Health Corp.)
Series 2015 5.00%, 12/01/23–12/01/25	13,075	15,238,261
5.50%, 12/01/26–12/01/27	7,220	8,785,111
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project)
Series 2018 5.00%, 12/31/24–6/30/28	31,630	38,090,650
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,343,968
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/20–11/01/23	6,510	6,529,209
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,701,279
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,731,918
Wayne State University
Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)	1,190	1,195,176
5.00%, 11/15/21–11/15/23	6,125	6,149,581
5.00%, 11/15/22 (Pre-refunded/ETM)	4,380	4,399,053
5.00%, 11/15/23 (Pre-refunded/ETM)	2,405	2,415,462

		313,773,768

Minnesota–0.1%
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,135,379

Missouri–0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25–3/01/28	2,820	3,273,476

Principal Amount (000)		U.S. $ Value
City of Springfield MO Public Utility Revenue (Springfield Public Utilities Board COP) Series 2012 5.00%, 12/01/19	$1,295	$1,302,900
Howard Bend Levee District XLCA 5.75%, 3/01/25–3/01/27	1,620	1,929,686
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,096,273

		9,602,335

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25–2/15/28	15,015	18,094,411

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	57,465	64,260,811

Nevada–1.5%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	13,490	15,104,783
Clark County School District Series 2015B 5.00%, 6/15/22	17,785	19,487,024
Series 2016D 5.00%, 6/15/24	26,915	31,216,286
County of Clark NV Series 2017 5.00%, 6/01/24	6,530	7,603,859
Las Vegas Valley Water District Series 2016B 5.00%, 6/01/28	4,590	5,627,111
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,090,335

		95,129,398

New Hampshire–0.0%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/27(a)	2,250	2,382,368

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
New Jersey–7.4%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	$4,640	$4,791,960
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,046,905
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	145	149,817
5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,691,538
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,553,394
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,771,858
5.50%, 9/01/21	370	389,873
Series 2011G 5.00%, 9/01/20	145	149,372
Series 2013 5.00%, 3/01/20	13,965	14,156,320
Series 2014P 5.00%, 6/15/20	1,425	1,458,089
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	14,838,301
Series 2017B 5.00%, 11/01/20–11/01/21	33,960	35,975,719
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,439,567
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,155,077
5.50%, 1/01/26–1/01/27	2,000	2,308,030
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21–10/01/25	9,515	10,698,456
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,077,785

Principal Amount (000)		U.S. $ Value
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21	$3,750	$3,903,356
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20–9/15/21	26,310	27,658,946
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016
5.00%, 6/15/27–6/15/28	13,780	16,391,812
Series 2018A 5.00%, 6/15/29	3,035	3,578,538
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/29	1,525	1,836,741
Series 2006A 5.25%, 12/15/20	3,730	3,888,712
5.50%, 12/15/21	6,155	6,671,220
Series 2011B 5.00%, 6/15/20	1,310	1,340,418
Series 2013A 5.00%, 6/15/20	3,960	4,051,951
Series 2018A 5.00%, 12/15/27–12/15/33	60,300	72,284,649
Series 2019B 5.00%, 6/15/33(b)	3,885	4,594,634
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	14,165,800
Series 2014A 5.00%, 1/01/27–1/01/29	75,940	88,323,055
Series 2014C 5.00%, 1/01/24	14,720	16,939,776
Series 2017A 5.00%, 1/01/29	7,235	8,942,171
Series 2017B 5.00%, 1/01/29–1/01/31	39,985	50,264,048
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,067,698
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/20–6/01/28	22,750	26,034,579
Tobacco Settlement Financing Corp/NJ Series 2018A 5.00%, 6/01/35	2,620	3,130,009

		472,720,174

22	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
New Mexico–0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	$15,820	$15,828,226

New York–13.9%
City of New York NY Series 2009C 5.00%, 8/01/20–8/01/22	15,190	15,236,478
Series 2014A 5.00%, 8/01/27	1,130	1,318,122
Series 2015A 5.00%, 8/01/22–8/01/23	12,040	13,363,835
Series 2015B 5.00%, 8/01/23	6,370	7,257,851
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,864,448
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,593,538
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,779,117
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	61,533,103
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)	3,335	3,733,833
5.00%, 11/15/26	2,730	3,014,684
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,993,863
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,863,671
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,672,826
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,959,800
Series 2017C 5.00%, 11/15/27–11/15/33	79,840	99,753,740
Series 2018B 5.00%, 5/15/20	34,840	35,599,512
Series 2019B 5.00%, 5/15/22	99,625	108,307,319
AGC Series 2003B 5.25%, 11/15/20	8,415	8,771,544
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,024,291

Principal Amount (000)		U.S. $ Value
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31–7/15/32	$53,935	$68,173,271
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	37,077,063
Series 2011C 5.00%, 11/01/23–11/01/25	17,620	18,974,696
Series 2012A 5.00%, 8/01/25	12,345	13,613,696
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	61,742,076
Series 2012E 5.00%, 11/01/21	8,545	9,199,547
Series 2017A 5.00%, 8/01/33	4,860	5,989,707
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,147,953
Series 2012A 5.00%, 12/15/22	20,745	23,163,867
Series 2014C 5.00%, 3/15/27	2,015	2,328,252
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	19,607,882
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	71,597,768
Series 2013D 5.00%, 3/15/23	32,000	36,035,840
Series 2016A 5.00%, 3/15/24	4,010	4,656,051
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27–1/01/29	74,370	90,199,112
Port Authority of New York & New Jersey Series 2013–178 5.00%, 12/01/28	3,335	3,786,859

		884,935,215

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	$1,720	$1,900,858
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	13,878,562

		15,779,420

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28–6/01/30	5,000	5,958,370

Ohio–3.1%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,706,545
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26–8/01/28	20,420	25,058,911
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	97,324,631
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26–2/15/27	5,455	6,389,212
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/31	1,000	1,241,400
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/22–12/01/23	3,470	3,879,677
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	2,330	2,510,575
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	6,325	6,815,188

Principal Amount (000)		U.S. $ Value
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	$36,160	$37,946,114
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	6,983,428
University of Toledo Series 2010 5.00%, 6/01/21 (Pre-refunded/ETM)	2,610	2,674,806

		195,530,487

Oklahoma–0.2%
Canadian County Educational Facilities Authority (Canadian County Educational Facilities Authority Lease) 5.00%, 12/01/20	2,050	2,122,037
Comanche County Memorial Hospital 5.00%, 7/01/22	520	553,290
Series 2015 5.00%, 7/01/20–7/01/28	9,270	9,729,754
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	1,875	2,013,600

		14,418,681

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,580,163
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,118,250
Port of Portland OR Airport Revenue (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,441,797
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,036,793
5.00%, 11/01/22 (Pre-refunded/ETM)	3,120	3,129,141
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,118,267
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/21–11/01/23	10,275	10,305,368

24	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	$2,335	$2,939,625

		33,669,404

Pennsylvania–7.9%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 7/15/30–7/15/33	19,390	24,528,769
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,016,355
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	2,120	2,276,350
City of Philadelphia PA Series 2013A 5.00%, 7/15/20–7/15/21	3,245	3,414,863
Series 2019A 5.00%, 8/01/26	1,420	1,736,120
Series 2019B 5.00%, 2/01/30	1,005	1,287,767
AGM Series 2017A 5.00%, 8/01/27–8/01/32	46,290	57,223,666
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,392,141
Series 2010D 5.00%, 6/15/20	7,920	8,110,080
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24–10/01/26	17,425	20,921,122
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	11,222,474
Series 2017 5.00%, 1/01/25–1/01/27	130,480	154,566,866
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,898,080
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27–12/01/32	5,000	5,630,796

Principal Amount (000)		U.S. $ Value
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 9/01/30–9/01/32	$2,845	$3,587,531
Series 2018 5.00%, 9/01/26–9/01/30	10,650	13,209,037
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	59,973,065
Pennsylvania Turnpike Commission 5.00%, 12/01/29–12/01/30	13,890	17,694,694
Series 2017B 5.00%, 6/01/28–6/01/30	13,255	16,128,650
Series 2019 5.00%, 12/01/22	5,250	5,840,992
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/20	12,685	13,098,024
5.125%, 9/01/22	9,080	9,374,192
School District of Philadelphia (The) Series 2016D 5.00%, 9/01/24	8,360	9,654,295
Series 2016F 5.00%, 9/01/23–9/01/24	29,165	33,538,125
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)	3,870	3,929,172
5.00%, 3/01/23–3/01/24	2,830	2,871,327
5.00%, 3/01/24 (Pre-refunded/ETM)	5,545	5,629,783

		502,754,336

Puerto Rico–0.6%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 7/01/29	125	142,530
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	5,150	5,815,586
NATL Series 2007V 5.25%, 7/01/35	150	162,936
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	4,260	4,777,334
AGC Series 2007C 5.50%, 7/01/31	510	587,857
AGC Series 2007N 5.25%, 7/01/34–7/01/36	10,525	11,874,474
NATL Series 2005L 5.25%, 7/01/35	500	540,770
NATL Series 2007N 5.25%, 7/01/32	1,050	1,139,502

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	$3,250	$3,608,605
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	7,511	6,554,324

		35,203,918

Rhode Island–0.6%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,840,067
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	6,585,559
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	720	745,006
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	15,937,378

		36,108,010

South Carolina–1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/21	1,185	1,273,531
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	48,725	53,056,165
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,187,975
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/30–12/01/34	2,435	2,899,774

		65,417,445

Principal Amount (000)		U.S. $ Value
South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29–9/01/30	$7,025	$8,668,853

Tennessee–1.0%
County of Shelby TN Series 2019A 5.00%, 4/01/21	1,320	1,392,996
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 2/01/50	5,445	6,265,834
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,253,300
Series 2017A 4.00%, 5/01/48	50,910	54,438,572

		64,350,702

Texas–8.7%
Austin Independent School District Series 2014B 5.00%, 8/01/21	1,700	1,815,634
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	19,817,394
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,554,639
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	7,880,625
Series 2015 5.00%, 2/15/21	3,240	3,404,430
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	3,850,996
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	19,340,500
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,372,856
City of Houston TX Airport System Revenue Series 2018B 5.00%, 7/01/30	6,160	7,787,410

26	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	$6,400	$6,563,072
Series 2018 5.00%, 7/15/28	9,135	10,960,995
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	28,604,413
Series 2020A 5.00%, 11/15/32–11/15/33(b)	10,485	13,309,301
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,095,447
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	18,376,920
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,424,800
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21 (Pre-refunded/ETM)	2,000	2,076,260
5.00%, 11/01/23 (Pre-refunded/ETM)	6,750	7,007,378
5.00%, 11/01/24 (Pre-refunded/ETM)	5,000	5,190,650
5.00%, 11/01/25 (Pre-refunded/ETM)	4,155	4,313,430
Series 2014A 5.25%, 11/01/28	11,585	13,212,461
Denton Independent School District Series 2016 5.00%, 8/15/27	1,220	1,481,202
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	84,825	94,302,497
Harris County Hospital District Series 2016 5.00%, 2/15/20–2/15/27	7,155	7,795,990
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/26–10/15/31	3,220	3,802,407
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	10,680	11,598,800

Principal Amount (000)		U.S. $ Value
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	$1,130	$1,203,326
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25–8/15/28	7,250	8,875,598
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)	5,000	5,345,550
5.25%, 9/01/25 (Pre-refunded/ETM)	18,130	19,468,357
5.25%, 9/01/26 (Pre-refunded/ETM)	17,810	19,124,734
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 1/01/21–1/01/24	16,745	18,291,918
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	14,411,088
Series 2019B 5.00%, 1/01/27–1/01/29	30,080	38,052,386
San Antonio Water System Series 2011A 5.00%, 5/15/23 (Pre-refunded/ETM)	2,240	2,291,206
5.00%, 5/15/23–5/15/26	14,615	14,947,724
5.00%, 5/15/24 (Pre-refunded/ETM)	1,700	1,738,862
5.00%, 5/15/25 (Pre-refunded/ETM)	2,165	2,214,492
5.00%, 5/15/26 (Pre-refunded/ETM)	480	490,973
Series 2013E 5.00%, 5/15/25	3,000	3,384,540
Spring Branch Independent School District Series 2015A 5.00%, 2/01/24	3,215	3,708,953
Series 2015B 5.00%, 2/01/24	4,855	5,600,922
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	8,636,005
State of Texas Series 2011
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	5,885,275
5.00%, 10/01/23–10/01/25	11,425	12,262,297
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	5,821,072

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
5.00%, 10/01/25 (Pre-refunded/ETM)	$3,025	$3,236,901
Series 2014A 5.00%, 10/01/23	13,680	15,666,746
Series 2015A 5.00%, 10/01/23	10,615	12,156,616
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,355,803

		554,111,851

Utah–0.1%
Davis School District Series 2017 5.00%, 6/01/22	1,015	1,114,135
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,509,748

		7,623,883

Virginia–0.9%
Chesapeake Bay Bridge & Tunnel District 5.00%, 11/01/23	19,800	22,445,676
County of Fairfax VA Series 2019A 4.00%, 10/01/22	7,220	7,806,625
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 8/01/22–8/01/34(b)	19,260	23,916,873
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,869,572

		59,038,746

Washington–4.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,192,166
Series 2011B 5.00%, 7/01/21	5,000	5,308,600
5.25%, 7/01/22	3,670	3,906,825
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 4/01/26	4,280	5,256,097
Series 2016C 5.00%, 10/01/21	11,130	11,943,826
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20–8/01/22	3,855	4,052,956

Principal Amount (000)		U.S. $ Value
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	$510	$511,698
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,821,171
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)	4,415	4,616,741
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/20–7/01/21	18,905	19,755,663
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,796,465
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	6,875,505
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,624,937
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,023,113
Port of Seattle WA 5.00%, 4/01/33	1,000	1,242,290
Series 2010B 5.00%, 6/01/22	1,995	2,042,381
Series 2015C 5.00%, 4/01/21–4/01/23	4,320	4,712,836
Series 2018A 5.00%, 5/01/25	8,320	9,795,302
Series 2018B 5.00%, 5/01/25	4,695	5,527,517
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,889,008
State of Washington Series 2012 5.00%, 7/01/22	14,220	15,647,404
Series 2012R 5.00%, 7/01/24	6,765	7,447,927
Series 20152 5.00%, 7/01/23	9,895	11,237,455
Series 2015A-1 5.00%, 8/01/23	8,010	9,120,026
Series 2015B 5.00%, 2/01/22	4,480	4,862,592
State of Washington (State of Washington COP) Series 2015C 5.00%, 7/01/22–7/01/23	20,690	23,196,751

28	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/23	$17,550	$19,363,266
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	37,659,302
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25–8/15/30	15,880	18,690,749
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 1/01/26(b)	3,505	3,507,629

		256,628,198

West Virginia–0.2%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/20–6/15/21	8,170	8,542,175
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	3,615	3,650,102

		12,192,277

Wisconsin–0.9%
State of Wisconsin Series 2019A 5.00%, 5/01/25–5/01/29	45,000	55,965,330
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,109,480
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,158,710

		58,233,520

Total Long-Term Municipal Bonds (cost $5,923,557,051)		6,186,639,956

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–1.1%
Texas–1.1%
State of Texas 4.00%, 8/27/20 (cost $72,395,112)	$70,690	$72,382,319

Total Municipal Obligations (cost $5,995,952,163)		6,259,022,275

GOVERNMENTS-TREASURIES–1.7%
United States–1.7%
U.S. Treasury Notes 2.125%, 11/30/23(g)	4,000	4,088,125
2.50%, 5/31/20(g)	1,500	1,506,094
2.625%, 2/15/29(g)	92,637	100,279,552

Total Governments–Treasuries (cost $98,508,705)		105,873,771

CORPORATES-INVESTMENT GRADE–1.0%

Industrial–1.0%
Capital Goods–0.2%
Boeing Co. (The) 2.30%, 8/01/21	14,104	14,165,493

Consumer Cyclical-Automotive–0.3%
Harley-Davidson Financial Services, Inc. 4.05%, 2/04/22(a)	15,636	16,135,101

Consumer Non-Cyclical–0.5%
Amgen, Inc. 3.875%, 11/15/21	30,349	31,321,382

Total Corporates–Investment Grade (cost $61,420,949)		61,621,976

Total Investments—100.6% (cost $6,155,881,817)		6,426,518,022

Other assets less liabilities—(0.6)%		(38,471,202)

Net Assets—100.0%		$6,388,046,820

Schedule of Investments—Diversified Municipal Portfolio	29

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	179,270	6/17/24	1.760%	CPI#	Maturity	$(1,240,668)	$—	$(1,240,668)
USD	37,730	8/09/24	1.690%	CPI#	Maturity	(159,932)	(33,922)	(126,010)

						$(1,400,600)	$(33,922)	$(1,366,678)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	77,820	8/09/22	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	$(266,712)	$—	$(266,712)
USD	164,000	9/10/24	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	(1,403,359)	—	(1,403,359)

						$(1,670,071)	$—	$(1,670,071)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	505	$(42,513)	$(50,677)	$8,164
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,677	(141,176)	(217,111)	75,935
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,192	(437,080)	(512,944)	75,864
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	277	(23,318)	(28,053)	4,735
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,451	(290,229)	(349,929)	59,700
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,414	(287,402)	(425,800)	138,398
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	112	(9,428)	(14,062)	4,634
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	647	(54,467)	(83,413)	28,946
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	4,500	(378,825)	(431,519)	52,694

						$(1,664,438)	$(2,113,508)	$449,070

* Termination date

30	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	131,082	9/20/20	2.263%	CPI#	Maturity	$(1,717,760)
Barclays Bank PLC	USD	115,780	10/15/20	2.208%	CPI#	Maturity	(1,365,389)
Barclays Bank PLC	USD	67,128	10/15/20	2.210%	CPI#	Maturity	(795,015)
Citibank, NA	USD	84,230	10/17/20	2.220%	CPI#	Maturity	(1,008,618)
JPMorgan Chase Bank, NA	USD	126,182	8/30/20	2.210%	CPI#	Maturity	(1,551,046)
JPMorgan Chase Bank, NA	USD	156,800	7/15/24	2.165%	CPI#	Maturity	(3,103,397)

							$(9,541,225)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $100,949,544 or 1.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Illiquid security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

OSF—Order of St. Francis

SD—School District

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Diversified Municipal Portfolio	31

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.6%

Long-Term Municipal Bonds–97.1%
New York–78.5%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21–12/15/22	$6,135	$6,284,538
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,834,269
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,215,120
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,621,212
5.25%, 11/01/29	1,900	2,078,448
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,319,769
Series 2011A 5.00%, 8/01/26	14,275	15,202,589
Series 2011D-1 5.00%, 10/01/24	2,860	3,068,694
Series 2012I 5.00%, 8/01/22	2,320	2,561,164
Series 2013B 5.00%, 8/01/20	10,000	10,309,600
Series 2013I 5.00%, 8/01/20	18,775	19,356,274
Series 20171 5.00%, 8/01/25	1,130	1,361,006
Series 2017C 5.00%, 8/01/23	1,075	1,224,834
Series 2018A 5.00%, 8/01/26	7,690	9,502,994
Series 2019E 5.00%, 8/01/21	10,620	11,334,301
Series 2019H 5.00%, 1/01/32	5,615	7,168,502
County of Albany NY Series 2020C 5.00%, 11/01/21–11/01/23(a)	5,655	6,058,630
County of Monroe NY Series 2015 5.00%, 6/01/21–6/01/22	10,660	11,446,207

Principal Amount (000)		U.S. $ Value
BAM Series 2015 5.00%, 6/01/21–6/01/22	$5,860	$6,276,067
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,226,510
Series 2013A 5.00%, 4/01/20	2,405	2,447,761
Series 2014A 5.00%, 4/01/25	10,190	11,769,654
Series 2017C 5.00%, 10/01/26–10/01/27	22,095	27,462,846
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,828,929
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,413,694
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,139,590
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31–2/15/32	22,650	28,022,936
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)	475	474,782
5.25%, 1/01/24(b)	1,250	1,251,013
Long Island Power Authority Series 2019B 1.65%, 9/01/49	9,490	9,475,670
Metropolitan Transportation Authority 5.00%, 11/15/28	4,020	5,144,394
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,250,053
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	9,707,534
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,230,150
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	20,999,052
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,210,294
Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)	925	1,000,767
Series 2011C 5.00%, 11/15/24	1,965	2,113,122

32	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	$5,000	$5,409,550
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,625,165
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,704,775
Series 2012F 5.00%, 11/15/22	3,470	3,845,211
Series 2016C 5.00%, 11/15/34	4,480	4,535,597
Series 2016D 5.00%, 11/15/27	1,210	1,485,190
Series 2017B 5.00%, 11/15/26–11/15/27	7,460	9,304,098
Series 2017C 5.00%, 11/15/25–11/15/31	71,305	88,567,861
Series 2018B 5.00%, 5/15/20	39,770	40,636,986
Series 2019D 5.00%, 9/01/22	38,060	41,683,312
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	15,786,460
Series 2017A 5.00%, 11/15/31	2,025	2,513,552
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,234,047
New York City Housing Development Corp. Series 2013A 5.00%, 7/01/25	2,000	2,255,520
New York City Municipal Water Finance Authority Series 2010F 5.00%, 6/15/25 (Pre-refunded/ETM)	14,930	15,330,870
Series 2010F 5.00%, 6/15/25	9,800	10,058,916
Series 2011HH 5.00%, 6/15/26	9,055	9,615,052
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	15,965,761
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,366,455
Series 2015G 5.00%, 6/15/28	11,465	13,695,974
Series 2018AA 5.00%, 6/15/24	8,280	9,677,167
Series 2019D 5.00%, 6/15/24	1,005	1,125,188

Principal Amount (000)		U.S. $ Value
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	$4,420	$4,709,996
Series 2012S 5.00%, 7/15/25	7,390	8,142,080
Series 2018S 5.00%, 7/15/31–7/15/32	18,065	22,788,085
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	3,770	3,921,215
Series 2011A-1 5.00%, 11/01/23	15,315	16,501,300
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	15,738,765
Series 2011C 5.00%, 11/01/20	9,480	9,860,243
Series 2012B 5.00%, 11/01/23–11/01/24	10,805	12,015,292
Series 2012D 5.00%, 11/01/20–11/01/23	29,575	31,868,807
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	12,407,222
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,758,395
Series 2014C 5.00%, 11/01/26	6,345	7,367,560
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	10,970,119
Series 2015C 5.00%, 11/01/20–11/01/26	23,000	27,008,330
Series 2016B 5.00%, 8/01/31	2,150	2,620,248
Series 2017 5.00%, 11/01/26	4,175	5,184,933
Series 2017A 5.00%, 8/01/21	1,740	1,858,355
Series 2017F 5.00%, 5/01/32	1,220	1,501,161
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,938,902
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	4,959,616

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 9/15/69(a)	$20,000	$20,395,600
2.625%, 9/15/69(a)	11,715	11,900,214
2.80%, 9/15/69(a)	6,470	6,579,537
New York State Dormitory Authority Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,336,406
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,404,797
5.00%, 2/15/23 (Pre-refunded/ETM)	865	941,976
5.00%, 2/15/24 (Pre-refunded/ETM)	815	887,527
5.00%, 2/15/25 (Pre-refunded/ETM)	880	958,311
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,405,800
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21–3/15/23	13,835	14,738,830
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,324,804
Series 2019A 5.00%, 7/01/32	2,975	3,894,245
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23–12/01/26(c)	4,600	5,322,953
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 7/01/21–7/01/26(a)	3,110	3,459,281
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/24	1,130	1,313,343
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21	5,905	6,383,423
Series 2012B 5.00%, 3/15/22	3,905	4,255,747
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	19,875,175

Principal Amount (000)		U.S. $ Value
Series 2014A 5.00%, 2/15/28–2/15/29	$13,825	$15,918,792
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	16,728,170
Series 2015B 5.00%, 2/15/23	1,160	1,301,648
Series 2015E 5.00%, 3/15/21–3/15/23	5,380	5,981,485
Series 2016D 5.00%, 2/15/21	5,970	6,272,977
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,709,350
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 3/15/29	5,155	6,633,248
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2014 3.75%, 12/01/44(c)	1,075	1,078,483
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,304,964
Series 2019B 5.00%, 6/15/27–6/15/30(a)	1,445	1,871,441
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	10,312,609
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21–4/01/25	26,175	28,336,375
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,406,672
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,130,821
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	38,924,928
Series 2018L 5.00%, 1/01/20	3,780	3,814,700
AGM Series 2012I 5.00%, 1/01/25	5,155	5,582,453

New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,617,587

34	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/21–3/15/28	$17,635	$19,451,485
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/21–8/01/31	26,420	27,753,139
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 1/01/32	2,355	2,832,735
Series 2018 5.00%, 1/01/27–1/01/30	26,580	32,203,932
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,839,999
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(c)	3,400	3,555,584
Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	11,580	13,173,790
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,102,500
Series 2011O 5.00%, 10/15/21	5,215	5,593,818
Series 2013-178 5.00%, 12/01/23	10,480	11,957,470
Series 2014 5.00%, 9/01/23–9/01/27	12,470	14,315,864
Series 2014-1 5.00%, 10/15/23	3,455	3,927,817
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	13,653,548
Series 2015E 5.00%, 10/15/22–10/15/26	16,390	19,034,118
Series 2017 5.00%, 10/15/28	6,925	8,587,692
Series 20182 5.00%, 9/15/27	9,310	11,593,650
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,140	15,527,267
Town of Oyster Bay NY Series 2018 5.00%, 2/15/22–2/15/23	11,660	12,562,809

Principal Amount (000)		U.S. $ Value
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	$7,000	$7,607,460
Series 2012B 5.00%, 11/15/21–11/15/23	25,760	28,478,905
Series 2013A 5.00%, 11/15/28	5,000	5,623,950
Series 2013B 5.00%, 11/15/22	7,525	8,402,189
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/21	1,000	1,032,560
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20–6/01/23	3,000	3,236,350
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	40,056,677

		1,438,346,280

Alabama–1.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	5,935	6,400,423
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	10,000	10,822,700
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(c)	2,630	2,937,736

		20,160,859

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(c)	1,055	1,179,764

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(c)	2,400	2,425,992

California–0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,210	3,267,619

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
Colorado–1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	$2,425	$2,656,200
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/31–8/01/34	15,295	18,886,173

		21,542,373

Connecticut–1.5%
State of Connecticut Series 2018B 5.00%, 4/15/25	14,565	17,162,231
Series 2018C 5.00%, 6/15/27	4,690	5,780,472
Series 2018F 5.00%, 9/15/27	4,025	4,985,284

		27,927,987

District of Columbia–0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	1,500	1,552,980

Florida–0.4%
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(c)	2,705	2,512,269
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/26	3,000	3,696,000
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35	60	60,664
Series 2010A-2 6.125%, 5/01/35	165	167,021
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 8/01/26	1,000	1,158,880

		7,594,834

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 1/01/31–1/01/35	2,655	3,185,394

Guam–1.2%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/20	710	717,987

Principal Amount (000)		U.S. $ Value
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28–7/01/31	$4,250	$5,042,030
Guam Power Authority Series 2017A 5.00%, 10/01/25–10/01/27	3,945	4,615,533
Territory of Guam 5.00%, 11/15/31	315	369,927
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29–12/01/32	2,545	2,940,275
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23–11/15/31	7,150	8,086,125

		21,771,877

Illinois–3.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	8,160	9,023,491
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,449,761
Series 2017B 5.00%, 12/15/28	2,000	2,320,700
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	13,135	14,026,043
Series 2013 5.50%, 7/01/25	7,435	8,202,143
Series 2014 5.00%, 5/01/24	2,540	2,798,267
Series 2016 5.00%, 2/01/24	4,200	4,605,426
Series 2017A 5.00%, 12/01/24	2,060	2,293,728
Series 2017D 5.00%, 11/01/23–11/01/24	13,005	14,332,753
Series 2018A 5.00%, 10/01/24	2,910	3,230,566
Series 2018B 5.00%, 5/01/24	1,405	1,547,860
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(d)(e)(f)	1,307	261,400

		68,092,138

Indiana–0.3%
Indiana Bond Bank Series 2007A 5.25%, 10/15/21	5,885	6,305,248

36	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

Principal Amount (000)		U.S. $ Value
Iowa–0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22	$3,520	$3,570,054

Kentucky–0.2%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/33–8/01/35	3,190	3,918,228

Michigan–1.2%
City of Detroit MI 5.00%, 4/01/29–4/01/32	1,255	1,415,561
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	3,055	3,334,747
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/29–6/30/32	14,290	17,723,813

		22,474,121

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 3/01/25–3/01/27	395	475,172

Nebraska–0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	12,000	13,419,120

New Jersey–2.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/28	1,445	1,578,590
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/24–6/15/27	10,000	11,678,600
Series 2018A 5.00%, 6/15/28	11,630	13,757,127
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,318,293

Principal Amount (000)		U.S. $ Value
Series 2012A 5.00%, 6/15/22	$1,000	$1,087,350
Series 2018A 5.00%, 12/15/30	3,350	3,998,192
Series 2019B 5.00%, 6/15/30–6/15/34(a)	6,760	7,987,893
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,354,428

		47,760,473

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,305	1,406,137
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	1,650	1,777,875

		3,184,012

Oklahoma–0.0%
Comanche County Memorial Hospital 5.00%, 7/01/22	250	266,005

Pennsylvania–0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23–7/01/24	3,775	4,216,726
Philadelphia Parking Authority (The) Series 2009 5.25%, 9/01/23	2,435	2,515,720

		6,732,446

Puerto Rico–0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	1,390	1,569,644
NATL Series 2007V 5.25%, 7/01/29	255	277,282
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 7/01/34–7/01/36	3,095	3,492,083
AGM Series 2007C 5.50%, 7/01/31	1,370	1,579,144
NATL Series 2005L 5.25%, 7/01/35	135	146,008
NATL Series 2007N 5.25%, 7/01/32	275	298,441

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	$2,035	$1,775,802

		9,138,404

Tennessee–1.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 8/01/31–8/01/34	3,500	4,324,135
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 2/01/50	4,615	5,310,711
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	18,511,151

		28,145,997

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	1,750	2,099,808
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(c)	4,540	4,930,576

		7,030,384

Washington–0.5%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32–8/01/34	7,280	8,972,328

Principal Amount (000)		U.S. $ Value
West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	$915	$923,885

Total Long-Term Municipal Bonds (cost $1,707,611,971)		1,779,363,974

Short-Term Municipal Notes–1.5%
New York–1.0%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	18,895	18,924,476

Texas–0.5%
State of Texas 4.00%, 8/27/20	9,000	9,215,460

Total Short-Term Municipal Notes (cost $28,112,089)		28,139,936

Total Municipal Obligations (cost $1,735,724,060)		1,807,503,910

GOVERNMENTS-TREASURIES–1.3%
United States–1.3%
U.S. Treasury Notes
2.50%, 5/31/20(g)	3,600	3,614,625
2.625%, 7/31/20–2/15/29	18,694	19,439,138

Total Governments–Treasuries (cost $22,752,806)		23,053,763

Total Investments—99.9% (cost $1,758,476,866)		1,830,557,673

Other assets less liabilities—0.1%		2,615,128

Net Assets—100.0%		$1,833,172,801

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	16,890	8/09/24	1.690%	CPI#	Maturity	$(71,594)	$—	$(71,594)
USD	56,620	6/17/24	1.760%	CPI#	Maturity	(391,848)	—	(391,848)

						$(463,442)	$—	$(463,442)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

38	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	94,790	6/17/21	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$796,463	$—	$796,463
USD	35,380	8/09/22	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	(121,258)	—	(121,258)
USD	10,250	4/16/34	3 Month LIBOR	2.673%	Quarterly/ Semi-Annual	1,449,842	—	1,449,842

						$2,125,047	$—	$2,125,047

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	169	$(14,227)	$(16,959)	$2,732
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	560	(47,143)	(72,500)	25,357
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,734	(145,974)	(171,311)	25,337
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	93	(7,830)	(9,419)	1,589
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,151	(96,800)	(116,711)	19,911
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,142	(96,137)	(142,432)	46,295
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	37	(3,114)	(4,645)	1,531
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	216	(18,183)	(27,847)	9,664
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,503	(126,527)	(144,127)	17,600

						$(555,935)	$(705,951)	$150,016

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	51,457	8/30/20	2.210%	CPI	#	Maturity	$(632,516)
Barclays Bank PLC	USD	1,832	9/20/20	2.263%	CPI	#	Maturity	(24,007)
Barclays Bank PLC	USD	938	10/15/20	2.210%	CPI	#	Maturity	(11,109)
Barclays Bank PLC	USD	31,666	10/15/20	2.208%	CPI	#	Maturity	(373,436)
Citibank, NA	USD	23,030	10/17/20	2.220%	CPI	#	Maturity	(275,775)
JPMorgan Chase Bank, NA	USD	41,810	7/15/24	2.165%	CPI	#	Maturity	(827,507)

								$(2,144,350)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—New York Municipal Portfolio	39

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$475,000	$474,782	0.03%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,251,013	0.07%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $23,943,357 or 1.3% of net assets.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Illiquid security.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

40	Sanford C. Bernstein Fund, Inc.—2019 Annual Report

SCB–MU–1945–0919

SEP    09.30.19

ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

ANNUAL REPORT

November 15, 2019

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the annual reporting period ended September 30, 2019.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL PORTFOLIO

Class A Shares	1.85%	-4.45%

Class C Shares	1.47%	-5.15%

Class Z Shares	1.93%	-4.25%

MSCI EAFE Index (net)	2.57%	-1.34%

	6 Months	12 Months

AB TAX-MANAGED INTERNATIONAL PORTFOLIO

Class A Shares	1.86%	-4.45%

Class B Shares[1]	1.46%	-5.19%

Class C Shares	1.47%	-5.18%

Class Z Shares	1.98%	-4.22%

MSCI EAFE Index (net)	2.57%	-1.34%

	6 Months	12 Months

AB EMERGING MARKETS PORTFOLIO

Class Z Shares	-3.26%	-0.66%

MSCI EM Index (net)	-3.66%	-2.02%

1	Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

2 | AB BLENDED STYLE FUNDS	abfunds.com

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for International and Tax-Managed International Portfolios, and the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended September 30, 2019.

All share classes of the International and Tax-Managed International Portfolios underperformed their benchmark for both periods, before sales charges. Relative underperformance was driven by weak stock selection and an underweight to defensive sectors, such as health care and utilities. Geopolitical worries among investors caused stocks to underperform that appeared to have exposure to the trade war between the US and China and could stand to be at risk in the event of Brexit. This contributed to weak stock selection within materials and consumer discretionary, which detracted in the 12-month period. In the six-month period, an overweight to Chinese and Indian stocks detracted, as slowing economic data in both countries caused stocks to fall and negatively affected country selection. Strong stock selection in technology and real estate was offset by weak stock selection in financials and consumer staples.

The Emerging Markets Portfolio outperformed its benchmark for both periods, before sales charges. During the 12-month period, security selection within China added to relative performance, amid a strong recovery in secular growth Chinese stocks; investors recognized the more durable growth from these stocks in spite of the ongoing concerns about a slowdown of the economy in the country. Despite trade-war headlines, the Portfolio’s Chinese holdings were large contributors to performance. The Portfolio’s exposure was in companies in resilient sectors that are mostly driven by domestic demand such as e-commerce and education, or aligned with government initiatives such as clean air. Somewhat offsetting these gains was exposure to Argentina, which sold off sharply and more than erased earlier gains on weak primary results for incumbent President Macri and disappointment that the country was not elevated from the MSCI’s Frontier Index. Russian energy companies also detracted as the energy sector underperformed. For the six-month period, stock selection within China continued to contribute, as did stock selection in Brazil. Exposure to Vietnam also contributed, as companies in the country were benefiting as an investment alternative amid US-China trade tensions. Disappointing economic data from India continued to cause financials in the country to underperform, detracting from performance.

The International and Tax-Managed International Portfolios utilized derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for both periods, while currency forwards for hedging purposes had an immaterial impact for the six-month period, and detracted for the 12-month period.

abfunds.com	AB BLENDED STYLE FUNDS | 3

The Emerging Markets Portfolio utilized derivatives for hedging and investment purposes in the form of futures, which detracted from absolute returns for both periods, while currency forwards added for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Emerging-market stocks fell during the 12-month period ended September 30, 2019, as investor sentiment wavered amid puzzling signals on macroeconomic growth and monetary policy. Emerging-market stocks underperformed their developed peers, experiencing a broader decline, particularly in July and August, due to their greater sensitivity to US-China trade issues. Central bank action in September prompted an equity rally, especially in cyclically sensitive value stocks.

Fears of a deepening global economic slowdown prompted many central banks to cut rates: Central banks in Brazil, India, Mexico, the Philippines, Turkey and Thailand followed suit, lowering rates to stimulate economic growth.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

(continued on next page)

4 | AB BLENDED STYLE FUNDS	abfunds.com

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large-, mid- or small-capitalization companies.

The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

(continued on next page)

abfunds.com	AB BLENDED STYLE FUNDS | 5

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

6 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative

abfunds.com	AB BLENDED STYLE FUNDS | 7

DISCLOSURES AND RISKS (continued)

to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its

8 | AB BLENDED STYLE FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate

abfunds.com	AB BLENDED STYLE FUNDS | 9

DISCLOSURES AND RISKS (continued)

impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk: The Emerging Markets Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB International Portfolio Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.45%	-8.53%

5 Years	2.68%	1.80%

10 Years	2.57%	2.12%

CLASS C SHARES

1 Year	-5.15%	-6.05%

5 Years	1.93%	1.93%

10 Years	1.82%	1.82%

CLASS Z SHARES

1 Year	-4.25%	-4.25%

Since Inception[1]	6.47%	6.47%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.18%, 1.93% and 0.83% for Class A, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.53%

5 Years	1.80%

10 Years	2.12%

CLASS C SHARES

1 Year	-6.05%

5 Years	1.93%

10 Years	1.82%

CLASS Z SHARES

1 Year	-4.25%

Since Inception[1]	6.47%

1	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed International Portfolio Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-4.45%	-8.52%

5 Years	2.68%	1.79%

10 Years	2.49%	2.05%

CLASS B SHARES

1 Year	-5.19%	-8.96%

5 Years	1.92%	1.92%

10 Years[1]	1.88%	1.88%

CLASS C SHARES

1 Year	-5.18%	-6.13%

5 Years	1.92%	1.92%

10 Years	1.74%	1.74%

CLASS Z SHARES

1 Year	-4.22%	-4.22%

Since Inception[2]	6.42%	6.42%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.21%, 2.12%, 1.97% and 0.77% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 15

HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.52%

5 Years	1.79%

10 Years	2.05%

CLASS B SHARES

1 Year	-8.96%

5 Years	1.92%

10 Years[1]	1.88%

CLASS C SHARES

1 Year	-6.13%

5 Years	1.92%

10 Years	1.74%

CLASS Z SHARES

1 Year	-4.22%

Since Inception[2]	6.42%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	-8.70%

5 Years	1.54%

10 Years	1.91%

CLASS B SHARES

1 Year	-8.89%

5 Years	1.92%

10 Years[1]	1.90%

CLASS C SHARES

1 Year	-6.12%

5 Years	1.89%

10 Years	1.79%

CLASS Z SHARES

1 Year	-4.45%

Since Inception[2]	6.19%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

Returns

CLASS A SHARES

1 Year	-4.64%

5 Years	1.50%

10 Years	1.77%

CLASS B SHARES

1 Year	-5.04%

5 Years	1.63%

10 Years[1]	1.64%

CLASS C SHARES

1 Year	-3.32%

5 Years	1.62%

10 Years	1.53%

CLASS Z SHARES

1 Year	-2.04%

Since Inception[2]	5.12%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/15/20161 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Portfolio Class Z shares (from 1/15/20161 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark.

1	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS Z SHARES

1 Year	-0.66%	-0.66%

Since Inception[1]	10.45%	10.45%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS Z SHARES

1 Year	-0.66%

Since Inception[1]	10.45%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.03% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	Inception date: 1/15/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.50	$5.31	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class C
Actual	$1,000	$1,014.70	$9.04	1.79%
Hypothetical**	$1,000	$1,016.09	$9.05	1.79%
Class Z
Actual	$1,000	$1,019.30	$4.15	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.60	$5.06	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class B
Actual	$1,000	$1,014.60	$8.99	1.78%
Hypothetical**	$1,000	$1,016.14	$9.00	1.78%
Class C
Actual	$1,000	$1,014.70	$8.84	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%
Class Z
Actual	$1,000	$1,019.80	$3.95	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%

Emerging Markets Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$967.40	$5.13	1.04%
Hypothetical**	$1,000	$1,019.85	$5.27	1.04%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BLENDED STYLE FUNDS | 21

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,394.1

1

All data are as of September 30, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.3% or less in the following countries: Austria, Belgium, Brazil, Finland, Hong Kong, India, Norway, Portugal, Singapore, South Korea, Sweden, Taiwan, United Arab Emirates and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,271.9

1

All data are as of September 30, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.3% or less in the following countries: Austria, Belgium, Brazil, Finland, Hong Kong, India, Norway, Portugal, Singapore, South Korea, Sweden, Taiwan, United Arab Emirates and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,297.3

1

All data are as of September 30, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Argentina, Chile, Colombia, Egypt, Georgia, Hong Kong, Hungary, Kenya, Kuwait, Malaysia, Philippines, Poland and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 17.6%
Banks – 8.7%
Banco Comercial Portugues SA	20,227,320	$4,199,580
Bank Hapoalim BM(a)	808,630	6,371,462
Bank Leumi Le-Israel BM	1,688,900	12,024,672
Bank of Ireland Group PLC	1,732,838	6,866,218
DBS Group Holdings Ltd.	348,800	6,310,179
DNB ASA	197,730	3,485,581
Erste Group Bank AG(a)	336,970	11,136,718
Hang Seng Bank Ltd.	199,200	4,292,276
HDFC Bank Ltd.	654,071	11,335,190
ICICI Bank Ltd.	996,450	6,073,737
KBC Group NV	177,800	11,548,345
Mediobanca Banca di Credito Finanziario SpA	901,570	9,841,345
Mitsubishi UFJ Financial Group, Inc.	656,900	3,345,499
Oversea-Chinese Banking Corp., Ltd.	431,929	3,395,564
Royal Bank of Canada	79,610	6,457,853
Sumitomo Mitsui Financial Group, Inc.	81,600	2,803,949
Svenska Handelsbanken AB – Class A	301,770	2,823,083
Toronto-Dominion Bank (The)	95,860	5,589,452
Westpac Banking Corp.	149,680	2,989,503

		120,890,206

Capital Markets – 3.2%
Credit Suisse Group AG(a)	785,433	9,608,290
Euronext NV(b)	48,580	3,977,776
London Stock Exchange Group PLC	98,810	8,873,106
Partners Group Holding AG	23,560	18,093,046
Singapore Exchange Ltd.	634,400	3,892,065

		44,444,283

Diversified Financial Services – 0.3%
ORIX Corp.	247,100	3,696,366

Insurance – 5.0%
Admiral Group PLC	151,420	3,937,596
AIA Group Ltd.	1,071,000	10,100,645
Allianz SE	56,670	13,191,184
NN Group NV	59,892	2,122,487
Prudential PLC	477,465	8,652,248
Sampo Oyj – Class A	119,460	4,746,418
Swiss Re AG	88,250	9,208,337
Zurich Insurance Group AG	46,060	17,641,338

		69,600,253

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd.	219,040	6,113,899

		244,745,007

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Industrials – 15.0%
Aerospace & Defense – 4.0%
Airbus SE	125,607	$16,307,373
BAE Systems PLC	1,856,160	12,999,223
Leonardo SpA	755,015	8,875,211
MTU Aero Engines AG	39,150	10,402,836
Rolls-Royce Holdings PLC(a)	761,750	7,401,802

		55,986,445

Air Freight & Logistics – 0.2%
SG Holdings Co., Ltd.	120,300	2,948,083

Airlines – 2.1%
Japan Airlines Co., Ltd.	327,200	9,717,646
Qantas Airways Ltd.	3,329,304	14,148,466
Wizz Air Holdings PLC(a)(b)	104,150	4,628,508

		28,494,620

Building Products – 0.7%
Assa Abloy AB – Class B	138,588	3,080,970
Kingspan Group PLC	144,900	7,075,435

		10,156,405

Commercial Services & Supplies – 0.4%
China Everbright International Ltd.	5,207,111	4,005,274
Secom Co., Ltd.	22,400	2,049,731

		6,055,005

Construction & Engineering – 0.3%
Taisei Corp.	106,100	4,129,093

Electrical Equipment – 1.3%
Nidec Corp.	33,500	4,536,620
Schneider Electric SE	86,500	7,563,739
Vestas Wind Systems A/S	74,890	5,809,810

		17,910,169

Industrial Conglomerates – 0.3%
NWS Holdings Ltd.	896,000	1,387,786
Siemens AG	27,060	2,896,640

		4,284,426

Machinery – 1.0%
KION Group AG	55,796	2,934,256
SMC Corp./Japan	14,500	6,232,507
Xylem, Inc./NY	58,080	4,624,330

		13,791,093

Professional Services – 3.3%
Experian PLC	148,860	4,760,408
Intertek Group PLC	27,060	1,821,469
Intertrust NV(b)	88,420	1,729,715

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Meitec Corp.	50,100	$2,461,883
Recruit Holdings Co., Ltd.	332,000	10,143,760
RELX PLC	169,155	4,021,980
RELX PLC (London)	397,570	9,442,172
UT Group Co., Ltd.	229,100	4,936,168
Wolters Kluwer NV	98,210	7,165,894

		46,483,449

Road & Rail – 0.2%
East Japan Railway Co.	29,800	2,849,549

Trading Companies & Distributors – 1.2%
AerCap Holdings NV(a)	236,280	12,936,330
Ashtead Group PLC	113,048	3,143,808

		16,080,138

		209,168,475

Information Technology – 13.5%
Communications Equipment – 0.7%
Nokia Oyj	1,835,190	9,268,262

Electronic Equipment, Instruments & Components – 1.5%
Horiba Ltd.	89,700	5,218,922
Keyence Corp.	16,600	10,332,762
Murata Manufacturing Co., Ltd.	98,200	4,759,512

		20,311,196

IT Services – 2.6%
Amadeus IT Group SA – Class A	69,010	4,944,676
Capgemini SE	93,348	10,991,836
GMO Payment Gateway, Inc.	69,100	4,638,219
Otsuka Corp.	69,300	2,773,491
Pagseguro Digital Ltd.(a)	113,830	5,271,467
Visa, Inc. – Class A	19,150	3,293,992
Wirecard AG	25,860	4,138,621

		36,052,302

Semiconductors & Semiconductor Equipment – 4.4%
ASML Holding NV	41,288	10,239,980
Infineon Technologies AG	319,650	5,743,073
NXP Semiconductors NV	55,130	6,015,785
SCREEN Holdings Co., Ltd.	170,900	10,179,003
SK Hynix, Inc.	130,540	8,965,523
STMicroelectronics NV	216,750	4,194,498
Taiwan Semiconductor Manufacturing Co., Ltd.	1,853,000	16,457,472

		61,795,334

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Software – 3.3%
AVEVA Group PLC	60,560	$2,751,825
Check Point Software Technologies Ltd.(a)	54,940	6,015,930
Constellation Software, Inc./Canada	7,490	7,480,389
Dassault Systemes SE	44,930	6,400,561
Nice Ltd.(a)	51,293	7,392,792
Oracle Corp. Japan	83,800	7,305,360
SAP SE	38,231	4,498,769
Temenos AG(a)	27,323	4,575,235

		46,420,861

Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co., Ltd.	353,360	14,467,982

		188,315,937

Consumer Staples – 11.2%
Beverages – 2.0%
Budweiser Brewing Co. APAC Ltd.(a)(b)	779,400	2,794,333
Coca-Cola Bottlers Japan Holdings, Inc.	208,500	4,688,354
Coca-Cola European Partners PLC	237,300	13,158,285
Diageo PLC	43,000	1,756,562
Treasury Wine Estates Ltd.	400,473	5,026,681

		27,424,215

Food & Staples Retailing – 0.4%
Koninklijke Ahold Delhaize NV	202,240	5,057,547

Food Products – 5.0%
Calbee, Inc.	112,500	3,509,224
Danone SA	94,050	8,284,082
Kerry Group PLC – Class A	56,620	6,621,804
Mowi ASA	125,630	2,901,701
Nestle SA	159,447	17,292,737
Orkla ASA	1,147,270	10,439,366
Salmar ASA	244,340	10,727,121
WH Group Ltd.(b)	11,718,500	10,494,597

		70,270,632

Household Products – 1.1%
Essity AB – Class B	96,570	2,817,758
Reckitt Benckiser Group PLC	92,895	7,253,184
Unicharm Corp.	188,300	5,984,927

		16,055,869

Personal Products – 1.2%
Kose Corp.	27,000	4,584,304
Unilever PLC	200,440	12,046,834

		16,631,138

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Tobacco – 1.5%
British American Tobacco PLC	496,277	$18,327,620
Philip Morris International, Inc.	41,480	3,149,576

		21,477,196

		156,916,597

Health Care – 10.0%
Biotechnology – 0.5%
Abcam PLC	171,580	2,417,890
Genmab A/S(a)	19,681	3,998,856

		6,416,746

Health Care Equipment & Supplies – 0.9%
Hoya Corp.	63,200	5,176,262
Koninklijke Philips NV	155,220	7,172,572

		12,348,834

Health Care Providers & Services – 0.8%
Apollo Hospitals Enterprise Ltd.	357,492	7,052,629
Galenica AG(a)(b)	20,584	1,182,261
NMC Health PLC	108,307	3,609,777

		11,844,667

Life Sciences Tools & Services – 2.3%
Bio-Rad Laboratories, Inc. – Class A(a)	10,330	3,437,204
Eurofins Scientific SE	9,348	4,347,178
Gerresheimer AG	77,680	5,569,635
ICON PLC(a)	24,920	3,671,713
Lonza Group AG(a)	13,293	4,498,495
QIAGEN NV(a)	134,140	4,392,909
Tecan Group AG	24,710	5,906,228

		31,823,362

Pharmaceuticals – 5.5%
Astellas Pharma, Inc.	354,400	5,069,394
GlaxoSmithKline PLC	624,960	13,395,761
Novo Nordisk A/S – Class B	351,990	18,189,489
Roche Holding AG	121,143	35,272,534
Sanofi	48,860	4,526,036

		76,453,214

		138,886,823

Consumer Discretionary – 9.4%
Auto Components – 1.4%
Aptiv PLC	67,550	5,905,221
NGK Spark Plug Co., Ltd.	407,100	7,810,932
Valeo SA	191,390	6,202,380

		19,918,533

Automobiles – 1.3%
Peugeot SA	421,070	10,509,375
Subaru Corp.	293,100	8,288,893

		18,798,268

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.2%
TAL Education Group (ADR)(a)	84,735	$2,901,326

Hotels, Restaurants & Leisure – 1.9%
Aristocrat Leisure Ltd.	294,130	6,081,166
Compass Group PLC	332,202	8,548,453
GVC Holdings PLC	1,249,770	11,415,889

		26,045,508

Household Durables – 0.5%
Auto Trader Group PLC	683,530	4,284,134
Husqvarna AB – Class B	333,260	2,534,399

		6,818,533

Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	54,354	9,089,619
Moneysupermarket.com Group PLC	493,950	2,297,127

		11,386,746

Leisure Products – 0.7%
Bandai Namco Holdings, Inc.	67,700	4,221,606
Spin Master Corp.(a)(b)	189,310	5,784,254

		10,005,860

Multiline Retail – 0.3%
B&M European Value Retail SA	781,379	3,643,328

Specialty Retail – 0.1%
Hikari Tsushin, Inc.	8,300	1,800,631

Textiles, Apparel & Luxury Goods – 2.2%
adidas AG	15,590	4,853,858
HUGO BOSS AG	104,830	5,612,468
LVMH Moet Hennessy Louis Vuitton SE	9,198	3,649,395
Moncler SpA	44,650	1,591,476
Pandora A/S	131,280	5,268,360
Puma SE	47,910	3,707,067
Shenzhou International Group Holdings Ltd.	412,000	5,374,665

		30,057,289

		131,376,022

Energy – 5.8%
Oil, Gas & Consumable Fuels – 5.8%
JXTG Holdings, Inc.	2,233,200	10,207,830
Neste Oyj	179,620	5,942,664
PetroChina Co., Ltd. – Class H	14,082,000	7,223,390
Petroleo Brasileiro SA (Preference Shares)	1,219,500	8,086,072
Repsol SA	1,137,476	17,740,060
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	705,070	20,677,190

30 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class A	64,266	$1,884,789
Royal Dutch Shell PLC – Class B	242,000	7,152,413
TOTAL SA	47,633	2,480,096

		81,394,504

Materials – 5.7%
Chemicals – 3.9%
Air Water, Inc.	348,300	6,262,916
Chr Hansen Holding A/S	61,720	5,228,532
Covestro AG(b)	228,570	11,310,115
Evonik Industries AG	258,160	6,373,000
Johnson Matthey PLC	231,970	8,712,994
Koninklijke DSM NV	31,990	3,851,013
Sika AG	34,867	5,101,451
Tosoh Corp.	547,600	7,295,038

		54,135,059

Containers & Packaging – 0.4%
BillerudKorsnas AB	501,960	5,427,545

Metals & Mining – 1.4%
BlueScope Steel Ltd.	748,309	6,078,049
Evolution Mining Ltd.	568,650	1,734,942
First Quantum Minerals Ltd.	496,260	4,169,056
Northern Star Resources Ltd.	255,810	1,901,180
Yamato Kogyo Co., Ltd.	228,400	5,693,958

		19,577,185

		79,139,789

Communication Services – 4.4%
Diversified Telecommunication Services – 2.6%
Cellnex Telecom SA(a)(b)	126,459	5,223,204
Cogeco Communications, Inc.	44,680	3,600,773
Deutsche Telekom AG	326,700	5,479,741
HKT Trust & HKT Ltd. – Class SS	3,370,000	5,345,902
Nippon Telegraph & Telephone Corp.	311,000	14,879,383
TELUS Corp.	49,340	1,755,958

		36,284,961

Entertainment – 1.0%
Daiichikosho Co., Ltd.	45,400	2,101,754
Nintendo Co., Ltd.	30,700	11,435,638

		13,537,392

Interactive Media & Services – 0.8%
Kakaku.com, Inc.	144,200	3,562,238
Tencent Holdings Ltd.	190,500	7,968,213

		11,530,451

		61,352,804

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Utilities – 3.2%
Electric Utilities – 2.0%
EDP – Energias de Portugal SA	2,689,039	$10,435,704
Enel SpA	2,084,000	15,566,012
Kansai Electric Power Co., Inc. (The)	142,900	1,600,522

		27,602,238

Gas Utilities – 0.6%
ENN Energy Holdings Ltd.	618,000	6,395,871
Tokyo Gas Co., Ltd.	75,800	1,917,203

		8,313,074

Multi-Utilities – 0.3%
Suez	319,910	5,027,894

Water Utilities – 0.3%
Beijing Enterprises Water Group Ltd.(a)	7,102,000	3,633,895

		44,577,101

Real Estate – 1.8%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Merlin Properties Socimi SA	330,350	4,612,124
Nippon Building Fund, Inc.	857	6,584,458
Nippon Prologis REIT, Inc.	798	2,188,190

		13,384,772

Real Estate Management & Development – 0.8%
Aroundtown SA	1,008,740	8,250,901
Vonovia SE	64,650	3,280,028

		11,530,929

		24,915,701

Total Common Stocks (cost $1,247,166,435)		1,360,788,760

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.89%(c)(d)(e) (cost $17,945,224)	17,945,224	17,945,224

Total Investments – 98.9% (cost $1,265,111,659)		1,378,733,984
Other assets less liabilities – 1.1%		15,337,491

Net Assets – 100.0%		$1,394,071,475

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	221	December 2019	$20,977,320	$27,594

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ILS	68,381	USD	19,409	12/16/19	$(340,171)
Bank of America, NA	USD	2,510	NZD	3,905	12/16/19	(61,007)
Barclays Bank PLC	USD	5,801	CNY	41,099	10/17/19	(15,192)
Barclays Bank PLC	USD	3,888	INR	279,965	10/24/19	62,712
Barclays Bank PLC	KRW	3,032,712	USD	2,534	10/30/19	3,164
Barclays Bank PLC	USD	3,511	IDR	49,361,389	11/21/19	(49,586)
Barclays Bank PLC	CAD	42,004	USD	31,928	12/16/19	184,420
Barclays Bank PLC	EUR	13,155	USD	14,631	12/16/19	209,958
Barclays Bank PLC	USD	53,230	AUD	77,452	12/16/19	(828,662)
Barclays Bank PLC	USD	2,740	EUR	2,478	12/16/19	(23,436)
BNP Paribas SA	EUR	4,692	USD	5,275	12/16/19	131,327
BNP Paribas SA	TRY	18,878	USD	3,170	12/16/19	(92,470)
BNP Paribas SA	USD	3,918	SGD	5,400	12/16/19	(7,107)
BNP Paribas SA	USD	3,304	TRY	18,878	12/16/19	(41,721)
Citibank, NA	BRL	38,683	USD	9,291	10/02/19	(19,565)
Citibank, NA	USD	9,289	BRL	38,683	10/02/19	21,127
Citibank, NA	INR	2,668,839	USD	38,453	10/24/19	790,787
Citibank, NA	EUR	12,624	USD	13,980	12/16/19	140,971
Citibank, NA	HKD	244,526	USD	31,197	12/16/19	(25,463)
Citibank, NA	JPY	1,376,557	USD	12,810	12/16/19	11,688
Citibank, NA	NOK	61,467	USD	6,869	12/16/19	104,910
Citibank, NA	USD	3,894	EUR	3,524	12/16/19	(30,700)
Citibank, NA	USD	19,475	GBP	15,683	12/16/19	(132,795)
Citibank, NA	USD	18,413	NOK	165,037	12/16/19	(250,465)
Citibank, NA	USD	16,864	SEK	162,830	12/16/19	(238,349)
Credit Suisse International	NOK	119,944	USD	13,436	12/16/19	236,296
Deutsche Bank AG	BRL	38,683	USD	9,289	10/02/19	(21,127)
Deutsche Bank AG	USD	9,259	BRL	38,683	10/02/19	51,364
Deutsche Bank AG	BRL	38,683	USD	9,241	11/04/19	(47,928)
Goldman Sachs Bank USA	USD	3,823	RUB	247,251	11/14/19	(30,481)
Goldman Sachs Bank USA	CAD	2,049	USD	1,551	12/16/19	2,626
Goldman Sachs Bank USA	ILS	9,114	USD	2,639	12/16/19	6,296
HSBC Bank USA	CNY	345,318	USD	50,232	10/17/19	1,617,356
JPMorgan Chase Bank, NA	INR	156,314	USD	2,197	10/24/19	(8,519)
JPMorgan Chase Bank, NA	USD	3,629	GBP	2,941	12/16/19	(2,102)
Morgan Stanley & Co., Inc.	USD	3,122	INR	216,946	10/24/19	(60,728)
Morgan Stanley & Co., Inc.	KRW	17,041,178	USD	14,140	10/30/19	(83,364)
Morgan Stanley & Co., Inc.	TWD	403,864	USD	12,987	11/27/19	(78,070)
Morgan Stanley & Co., Inc.	EUR	5,163	USD	5,841	12/16/19	180,735

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	EUR	6,506	USD	7,248	12/16/19	$115,773
Natwest Markets PLC	USD	8,808	AUD	12,521	12/16/19	(336,468)
Natwest Markets PLC	USD	2,531	EUR	2,260	12/16/19	(53,708)
Natwest Markets PLC	USD	10,195	GBP	8,133	12/16/19	(164,365)
Natwest Markets PLC	USD	98,697	JPY	10,522,100	12/16/19	(870,487)
Standard Chartered Bank	CNY	45,624	USD	6,460	10/17/19	37,022
Standard Chartered Bank	USD	6,859	CNY	47,762	10/17/19	(135,396)
Standard Chartered Bank	USD	2,856	INR	198,491	10/24/19	(54,904)
Standard Chartered Bank	USD	2,146	GBP	1,717	12/16/19	(28,261)
State Street Bank & Trust Co.	USD	15,096	JPY	1,589,379	12/16/19	(318,695)
UBS AG	USD	3,676	EUR	3,287	12/16/19	(72,731)

						$(615,491)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $47,124,763 or 3.4% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 17.5%
Banks – 8.6%
Banco Comercial Portugues SA	47,188,460	$9,797,230
Bank Hapoalim BM(a)	1,889,610	14,888,860
Bank Leumi Le-Israel BM	3,946,370	28,097,463
Bank of Ireland Group PLC	4,238,452	16,794,493
DBS Group Holdings Ltd.	814,600	14,737,017
DNB ASA	468,440	8,257,653
Erste Group Bank AG(a)	778,348	25,724,076
Hang Seng Bank Ltd.	465,500	10,030,394
HDFC Bank Ltd.	1,531,056	26,533,527
ICICI Bank Ltd.	2,325,980	14,177,722
KBC Group NV	414,070	26,894,394
Mediobanca Banca di Credito Finanziario SpA	2,108,750	23,018,664
Mitsubishi UFJ Financial Group, Inc.	1,545,300	7,869,996
Oversea-Chinese Banking Corp., Ltd.	1,009,220	7,933,875
Royal Bank of Canada	182,290	14,787,113
Sumitomo Mitsui Financial Group, Inc.	194,400	6,679,995
Svenska Handelsbanken AB – Class A	705,780	6,602,628
Toronto-Dominion Bank (The)	219,430	12,794,631
Westpac Banking Corp.	349,790	6,986,227

		282,605,958

Capital Markets – 3.2%
Credit Suisse Group AG(a)	1,834,374	22,440,102
Euronext NV(b)	112,830	9,238,626
London Stock Exchange Group PLC	228,370	20,507,553
Partners Group Holding AG	54,598	41,928,867
Singapore Exchange Ltd.	1,481,700	9,090,280

		103,205,428

Diversified Financial Services – 0.3%
ORIX Corp.	577,300	8,635,825

Insurance – 5.0%
Admiral Group PLC	356,650	9,274,491
AIA Group Ltd.	2,501,800	23,594,579
Allianz SE	132,330	30,802,707
NN Group NV	152,089	5,389,817
Prudential PLC	1,116,833	20,238,375
Sampo Oyj – Class A	278,970	11,084,115
Swiss Re AG	201,860	21,062,831
Zurich Insurance Group AG	108,980	41,740,187

		163,187,102

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd.	511,710	$14,282,978

		571,917,291

Industrials – 15.0%
Aerospace & Defense – 4.0%
Airbus SE	293,543	38,110,258
BAE Systems PLC	4,319,801	30,252,810
Leonardo SpA	1,761,395	20,705,221
MTU Aero Engines AG	91,540	24,323,771
Rolls-Royce Holdings PLC(a)	1,781,120	17,306,855

		130,698,915

Air Freight & Logistics – 0.2%
SG Holdings Co., Ltd.	280,800	6,881,311

Airlines – 2.0%
Japan Airlines Co., Ltd.	764,600	22,708,167
Qantas Airways Ltd.	7,776,205	33,046,359
Wizz Air Holdings PLC(a)(b)	242,810	10,790,668

		66,545,194

Building Products – 0.7%
Assa Abloy AB – Class B	328,932	7,312,536
Kingspan Group PLC	337,200	16,465,400

		23,777,936

Commercial Services & Supplies – 0.4%
China Everbright International Ltd.	12,164,148	9,356,579
Secom Co., Ltd.	53,700	4,913,864

		14,270,443

Construction & Engineering – 0.3%
Taisei Corp.	246,900	9,608,607

Electrical Equipment – 1.3%
Nidec Corp.	79,600	10,779,549
Schneider Electric SE	202,120	17,673,791
Vestas Wind Systems A/S	174,700	13,552,863

		42,006,203

Industrial Conglomerates – 0.3%
NWS Holdings Ltd.	2,092,000	3,240,232
Siemens AG	63,310	6,777,025

		10,017,257

Machinery – 1.0%
KION Group AG	129,273	6,798,338
SMC Corp./Japan	33,900	14,571,172
Xylem, Inc./NY	135,720	10,806,026

		32,175,536

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Professional Services – 3.4%
Experian PLC	363,810	$11,634,315
Intertek Group PLC	69,620	4,686,277
Intertrust NV(b)	205,580	4,021,656
Meitec Corp.	125,000	6,142,424
Recruit Holdings Co., Ltd.	774,600	23,666,736
RELX PLC	394,742	9,385,737
RELX PLC (London)	945,580	22,457,250
UT Group Co., Ltd.	536,300	11,555,072
Wolters Kluwer NV	233,650	17,048,275

		110,597,742

Road & Rail – 0.2%
East Japan Railway Co.	69,600	6,655,322

Trading Companies & Distributors – 1.2%
AerCap Holdings NV(a)	550,410	30,134,947
Ashtead Group PLC	263,088	7,316,345

		37,451,292

		490,685,758

Information Technology – 13.5%
Communications Equipment – 0.7%
Nokia Oyj	4,291,810	21,674,933

Electronic Equipment, Instruments & Components – 1.5%
Horiba Ltd.	209,700	12,200,757
Keyence Corp.	39,000	24,275,766
Murata Manufacturing Co., Ltd.	229,300	11,113,606

		47,590,129

IT Services – 2.6%
Amadeus IT Group SA – Class A	166,590	11,936,438
Capgemini SE	214,146	25,215,942
GMO Payment Gateway, Inc.	161,500	10,840,411
Otsuka Corp.	175,300	7,015,770
Pagseguro Digital Ltd.(a)	265,980	12,317,534
Visa, Inc. – Class A	44,680	7,685,407
Wirecard AG	60,430	9,671,185

		84,682,687

Semiconductors & Semiconductor Equipment – 4.4%
ASML Holding NV	97,134	24,090,539
Infineon Technologies AG	745,980	13,402,839
NXP Semiconductors NV	129,517	14,132,895
SCREEN Holdings Co., Ltd.	399,000	23,764,905
SK Hynix, Inc.	306,330	21,038,829
STMicroelectronics NV	506,470	9,801,095

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co., Ltd.	4,317,000	$38,341,558

		144,572,660

Software – 3.3%
AVEVA Group PLC	141,540	6,431,528
Check Point Software Technologies Ltd.(a)	127,900	14,005,050
Constellation Software, Inc./Canada	17,132	17,110,017
Dassault Systemes SE	104,970	14,953,636
Nice Ltd.(a)	122,529	17,659,943
Oracle Corp. Japan	195,900	17,077,806
SAP SE	88,951	10,467,160
Temenos AG(a)	63,311	10,601,423

		108,306,563

Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co., Ltd.	836,540	34,251,317

		441,078,289

Consumer Staples – 11.2%
Beverages – 2.0%
Budweiser Brewing Co. APAC Ltd.(a)(b)	1,837,200	6,586,795
Coca-Cola Bottlers Japan Holdings, Inc.	488,800	10,991,211
Coca-Cola European Partners PLC	554,350	30,738,707
Diageo PLC	90,480	3,696,133
Treasury Wine Estates Ltd.	955,598	11,994,532

		64,007,378

Food & Staples Retailing – 0.4%
Koninklijke Ahold Delhaize NV	468,030	11,704,330

Food Products – 5.0%
Calbee, Inc.	262,600	8,191,310
Danone SA	219,660	19,348,022
Kerry Group PLC – Class A	132,140	15,453,994
Mowi ASA	293,490	6,778,798
Nestle SA	373,821	40,542,552
Orkla ASA	2,658,920	24,194,339
Salmar ASA	583,040	25,596,875
WH Group Ltd.(b)	27,355,000	24,497,989

		164,603,879

Household Products – 1.1%
Essity AB – Class B	225,460	6,578,562
Reckitt Benckiser Group PLC	219,109	17,107,894
Unicharm Corp.	439,900	13,981,782

		37,668,238

Personal Products – 1.2%
Kose Corp.	62,900	10,679,732
Unilever PLC	468,810	28,176,392

		38,856,124

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Tobacco – 1.5%
British American Tobacco PLC	1,162,794	$42,942,241
Philip Morris International, Inc.	97,140	7,375,840

		50,318,081

		367,158,030

Health Care – 9.9%
Biotechnology – 0.5%
Abcam PLC	400,820	5,648,320
Genmab A/S(a)	46,676	9,483,797

		15,132,117

Health Care Equipment & Supplies – 0.9%
Hoya Corp.	145,600	11,925,059
Koninklijke Philips NV	362,570	16,754,024

		28,679,083

Health Care Providers & Services – 0.8%
Apollo Hospitals Enterprise Ltd.	843,073	16,632,208
Galenica AG(a)(b)	48,192	2,767,950
NMC Health PLC	251,342	8,377,008

		27,777,166

Life Sciences Tools & Services – 2.3%
Bio-Rad Laboratories, Inc. – Class A(a)	24,150	8,035,671
Eurofins Scientific SE	22,249	10,346,638
Gerresheimer AG	181,460	13,010,632
ICON PLC(a)	57,970	8,541,300
Lonza Group AG(a)	31,583	10,688,028
QIAGEN NV(a)	321,020	10,512,984
Tecan Group AG	58,690	14,028,188

		75,163,441

Pharmaceuticals – 5.4%
Astellas Pharma, Inc.	830,200	11,875,312
GlaxoSmithKline PLC	1,453,630	31,157,962
Novo Nordisk A/S – Class B	822,920	42,525,340
Roche Holding AG	283,401	82,516,296
Sanofi	113,840	10,545,311

		178,620,221

		325,372,028

Consumer Discretionary – 9.5%
Auto Components – 1.4%
Aptiv PLC	157,630	13,780,015
NGK Spark Plug Co., Ltd.	968,500	18,582,382
Valeo SA	447,780	14,511,215

		46,873,612

Automobiles – 1.4%
Peugeot SA	984,870	24,581,111
Subaru Corp.	685,000	19,371,857

		43,952,968

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.2%
TAL Education Group (ADR)(a)	196,406	$6,724,941

Hotels, Restaurants & Leisure – 1.9%
Aristocrat Leisure Ltd.	686,860	14,200,897
Compass Group PLC	786,683	20,243,474
GVC Holdings PLC	2,994,660	27,354,399

		61,798,770

Household Durables – 0.5%
Auto Trader Group PLC	1,608,260	10,080,028
Husqvarna AB – Class B	779,140	5,925,257

		16,005,285

Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	129,299	21,622,672
Moneysupermarket.com Group PLC	1,154,540	5,369,217

		26,991,889

Leisure Products – 0.7%
Bandai Namco Holdings, Inc.	158,200	9,864,964
Spin Master Corp.(a)(b)	440,860	13,470,214

		23,335,178

Multiline Retail – 0.3%
B&M European Value Retail SA	1,857,342	8,660,211

Specialty Retail – 0.1%
Hikari Tsushin, Inc.	19,400	4,208,703

Textiles, Apparel & Luxury Goods – 2.2%
adidas AG	36,450	11,348,500
HUGO BOSS AG	244,444	13,087,227
LVMH Moet Hennessy Louis Vuitton SE	21,599	8,569,611
Moncler SpA	107,210	3,821,326
Pandora A/S	309,290	12,412,029
Puma SE	112,090	8,673,036
Shenzhou International Group Holdings Ltd.	963,000	12,562,627

		70,474,356

		309,025,913

Energy – 5.8%
Oil, Gas & Consumable Fuels – 5.8%
JXTG Holdings, Inc.	5,246,400	23,980,995
Neste Oyj	420,540	13,913,417
PetroChina Co., Ltd. – Class H	33,028,000	16,941,779
Petroleo Brasileiro SA (Preference Shares)	2,842,700	18,848,936
Repsol SA	2,705,181	42,189,965
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,631,740	47,853,118

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class A	143,290	$4,202,400
Royal Dutch Shell PLC – Class B	584,435	17,273,226
TOTAL SA	111,169	5,788,208

		190,992,044

Materials – 5.7%
Chemicals – 3.9%
Air Water, Inc.	829,000	14,906,568
Chr Hansen Holding A/S	143,890	12,189,460
Covestro AG(b)	543,560	26,896,470
Evonik Industries AG	630,500	15,564,674
Johnson Matthey PLC	559,520	21,016,056
Koninklijke DSM NV	74,490	8,967,239
Sika AG	82,876	12,125,731
Tosoh Corp.	1,281,700	17,074,598

		128,740,796

Containers & Packaging – 0.4%
BillerudKorsnas AB	1,175,260	12,707,737

Metals & Mining – 1.4%
BlueScope Steel Ltd.	1,746,019	14,181,829
Evolution Mining Ltd.	1,448,530	4,419,441
First Quantum Minerals Ltd.	1,179,990	9,913,038
Northern Star Resources Ltd.	597,050	4,437,276
Yamato Kogyo Co., Ltd.	535,600	13,352,381

		46,303,965

		187,752,498

Communication Services – 4.4%
Diversified Telecommunication Services – 2.6%
Cellnex Telecom SA(a)(b)	294,709	12,172,525
Cogeco Communications, Inc.	105,220	8,479,707
Deutsche Telekom AG	763,400	12,804,513
HKT Trust & HKT Ltd. – Class SS	7,853,000	12,457,379
Nippon Telegraph & Telephone Corp.	724,900	34,681,879
TELUS Corp.	115,350	4,105,184

		84,701,187

Entertainment – 1.0%
Daiichikosho Co., Ltd.	114,600	5,305,308
Nintendo Co., Ltd.	71,700	26,707,989

		32,013,297

Interactive Media & Services – 0.8%
Kakaku.com, Inc.	335,600	8,290,480
Tencent Holdings Ltd.	450,600	18,847,647

		27,138,127

		143,852,611

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Utilities – 3.3%
Electric Utilities – 2.1%
EDP – Energias de Portugal SA	6,993,032	$27,138,770
Enel SpA	4,897,440	36,580,427
Kansai Electric Power Co., Inc. (The)	336,200	3,765,539

		67,484,736

Gas Utilities – 0.6%
ENN Energy Holdings Ltd.	1,446,000	14,965,097
Tokyo Gas Co., Ltd.	177,100	4,479,375

		19,444,472

Multi-Utilities – 0.3%
Suez	747,860	11,753,809

Water Utilities – 0.3%
Beijing Enterprises Water Group Ltd.(a)	16,590,000	8,488,639

		107,171,656

Real Estate – 1.8%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Merlin Properties Socimi SA	804,090	11,226,164
Nippon Building Fund, Inc.	1,998	15,350,929
Nippon Prologis REIT, Inc.	1,863	5,108,519

		31,685,612

Real Estate Management & Development – 0.8%
Aroundtown SA	2,368,850	19,375,801
Vonovia SE	150,970	7,659,487

		27,035,288

		58,720,900

Total Common Stocks (cost $2,952,823,091)		3,193,727,018

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.89%(c)(d)(e) (cost $48,727,250)	48,727,250	48,727,250

Total Investments – 99.1% (cost $3,001,550,341)		3,242,454,268
Other assets less liabilities – 0.9%		29,481,879

Net Assets – 100.0%		$3,271,936,147

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	426	December 2019	$40,435,920	$(38,116)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	1,403,631	USD	13,069	10/16/19	$75,729
Bank of America, NA	USD	9,948	EUR	8,812	10/16/19	(333,464)
Bank of America, NA	USD	30,246	JPY	3,249,068	10/16/19	(169,282)
Bank of America, NA	USD	5,715	NZD	8,584	10/16/19	(337,541)
Barclays Bank PLC	CHF	15,311	USD	15,664	10/16/19	304,637
Barclays Bank PLC	EUR	26,222	USD	29,167	10/16/19	555,743
Barclays Bank PLC	JPY	980,118	USD	9,136	10/16/19	62,718
Barclays Bank PLC	USD	111,250	AUD	159,568	10/16/19	(3,495,092)
Barclays Bank PLC	USD	8,441	GBP	6,707	10/16/19	(190,091)
Barclays Bank PLC	USD	8,383	HKD	65,679	10/16/19	(1,497)
Barclays Bank PLC	USD	8,489	ILS	29,777	10/16/19	82,330
Barclays Bank PLC	USD	40,013	JPY	4,225,702	10/16/19	(895,611)
Barclays Bank PLC	USD	40,033	SEK	374,656	10/16/19	(1,938,966)
Barclays Bank PLC	USD	3,549	SGD	4,904	10/16/19	(557)
Barclays Bank PLC	CNY	93,016	USD	13,169	10/17/19	73,615
Barclays Bank PLC	INR	388,153	USD	5,441	10/24/19	(36,680)
Barclays Bank PLC	USD	9,093	INR	654,744	10/24/19	146,617
Barclays Bank PLC	USD	7,890	INR	550,327	10/24/19	(123,844)
Barclays Bank PLC	KRW	6,708,687	USD	5,606	10/30/19	7,000
Barclays Bank PLC	USD	8,220	IDR	115,578,987	11/21/19	(116,105)
Barclays Bank PLC	EUR	7,798	USD	8,652	1/15/20	82,917
BNP Paribas SA	EUR	15,509	USD	17,528	10/16/19	606,056
BNP Paribas SA	TRY	44,161	USD	7,566	10/16/19	(213,167)
BNP Paribas SA	USD	7,875	TRY	44,161	10/16/19	(95,969)
Citibank, NA	BRL	90,168	USD	21,656	10/02/19	(45,605)
Citibank, NA	USD	21,652	BRL	90,168	10/02/19	49,245
Citibank, NA	EUR	46,729	USD	51,775	10/16/19	789,291
Citibank, NA	HKD	50,610	USD	6,459	10/16/19	251
Citibank, NA	JPY	3,591,795	USD	33,295	10/16/19	46,036
Citibank, NA	USD	39,802	CHF	38,979	10/16/19	(698,930)
Citibank, NA	USD	10,431	EUR	9,482	10/16/19	(85,604)
Citibank, NA	USD	47,131	GBP	37,501	10/16/19	(995,162)
Citibank, NA	USD	6,590	HKD	51,550	10/16/19	(11,678)
Citibank, NA	USD	41,489	NOK	372,188	10/16/19	(568,295)
Citibank, NA	USD	25,053	PLN	93,488	10/16/19	(1,735,654)
Citibank, NA	INR	6,282,113	USD	90,514	10/24/19	1,861,414
Citibank, NA	EUR	8,065	USD	8,986	1/15/20	123,106
Credit Suisse International	JPY	2,473,899	USD	23,448	10/16/19	547,507
Credit Suisse International	NOK	335,228	USD	37,530	10/16/19	672,380
Credit Suisse International	USD	23,637	SGD	31,942	10/16/19	(522,953)

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	BRL	90,168	USD	21,652	10/02/19	$(49,245)
Deutsche Bank AG	USD	21,582	BRL	90,168	10/02/19	119,726
Deutsche Bank AG	CAD	97,574	USD	74,752	10/16/19	1,084,722
Deutsche Bank AG	BRL	90,168	USD	21,540	11/04/19	(111,718)
Goldman Sachs Bank USA	AUD	15,942	USD	10,794	10/16/19	28,129
Goldman Sachs Bank USA	GBP	10,567	USD	12,956	10/16/19	(44,186)
Goldman Sachs Bank USA	ILS	21,300	USD	6,145	10/16/19	13,470
Goldman Sachs Bank USA	ILS	54,440	USD	15,395	10/16/19	(275,997)
Goldman Sachs Bank USA	PLN	93,488	USD	24,277	10/16/19	960,099
Goldman Sachs Bank USA	USD	8,423	JPY	902,835	10/16/19	(64,998)
Goldman Sachs Bank USA	USD	8,952	RUB	578,934	11/14/19	(72,562)
Goldman Sachs Bank USA	CAD	4,361	USD	3,303	1/15/20	6,203
Goldman Sachs Bank USA	USD	16,809	JPY	1,802,720	1/15/20	(6,514)
HSBC Bank USA	USD	9,160	CNY	64,917	10/17/19	(20,643)
HSBC Bank USA	USD	23,588	GBP	18,782	1/15/20	(394,992)
JPMorgan Chase Bank, NA	CHF	8,176	USD	8,351	10/16/19	148,813
JPMorgan Chase Bank, NA	SGD	23,942	USD	17,590	10/16/19	265,204
JPMorgan Chase Bank, NA	USD	12,376	JPY	1,318,905	10/16/19	(167,229)
Morgan Stanley Capital Services, Inc.	CHF	19,713	USD	20,283	10/16/19	507,562
Morgan Stanley Capital Services, Inc.	EUR	7,996	USD	9,058	10/16/19	333,069
Morgan Stanley Capital Services, Inc.	USD	11,847	EUR	10,690	10/16/19	(182,992)
Morgan Stanley Capital Services, Inc.	KRW	39,790,140	USD	33,015	10/30/19	(194,650)
Morgan Stanley Capital Services, Inc.	TWD	958,400	USD	30,820	11/27/19	(185,267)
Morgan Stanley Capital Services, Inc.	EUR	10,159	USD	11,337	1/15/20	173,207
Morgan Stanley Capital Services, Inc.	ILS	21,038	USD	5,998	1/15/20	(88,806)
Natwest Markets PLC	EUR	4,597	USD	5,269	10/16/19	253,281
Natwest Markets PLC	ILS	133,502	USD	37,674	10/16/19	(756,726)
Natwest Markets PLC	NOK	65,356	USD	7,618	10/16/19	432,734
Natwest Markets PLC	USD	21,076	AUD	30,034	10/16/19	(794,653)
Natwest Markets PLC	USD	4,361	CHF	4,221	10/16/19	(126,459)
Natwest Markets PLC	USD	26,788	EUR	23,917	10/16/19	(691,861)
Natwest Markets PLC	USD	9,892	GBP	7,821	10/16/19	(269,773)
Natwest Markets PLC	USD	176,369	JPY	19,078,237	10/16/19	238,099
Natwest Markets PLC	USD	16,831	JPY	1,785,618	10/16/19	(301,647)
Natwest Markets PLC	USD	20,538	AUD	29,799	1/15/20	(361,621)
Standard Chartered Bank	HKD	631,058	USD	80,771	10/16/19	237,899
Standard Chartered Bank	CNY	810,098	USD	117,717	10/17/19	3,670,085
Standard Chartered Bank	USD	16,334	CNY	113,731	10/17/19	(322,405)
Standard Chartered Bank	USD	6,670	INR	463,579	10/24/19	(128,230)
State Street Bank & Trust Co.	EUR	2,873	USD	3,237	10/16/19	102,325
State Street Bank & Trust Co.	HKD	194,417	USD	24,911	10/16/19	100,152
State Street Bank & Trust Co.	USD	5,191	AUD	7,411	10/16/19	(186,827)
State Street Bank & Trust Co.	USD	5,238	EUR	4,597	10/16/19	(222,511)

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	3,938	HKD	30,865	10/16/19	$628
State Street Bank & Trust Co.	USD	22,712	HKD	177,371	10/16/19	(76,170)
State Street Bank & Trust Co.	USD	9,130	JPY	978,542	10/16/19	(71,547)
State Street Bank & Trust Co.	EUR	6,268	USD	7,002	1/15/20	113,794
UBS AG	USD	8,255	EUR	7,414	10/16/19	(165,770)
UBS AG	USD	11,547	JPY	1,240,527	10/16/19	(63,457)

						$(4,135,410)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $110,442,893 or 3.4% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 26.0%
Banks – 18.2%
Agricultural Bank of China Ltd. – Class H	20,074,000	$7,860,896
Bancolombia SA (Sponsored ADR)	62,720	3,101,504
Bank Central Asia Tbk PT	6,843,000	14,630,113
Bank for Foreign Trade of Vietnam JSC	1,607,600	5,694,129
Bank Mandiri Persero Tbk PT	20,051,500	9,862,454
Bank Negara Indonesia Persero Tbk PT	10,174,000	5,264,961
Bank of Georgia Group PLC	43,680	719,661
Bank of the Philippine Islands	4,053,800	7,275,446
Bank Tabungan Negara Persero Tbk PT	5,011,000	691,918
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	5,124,200	1,191,255
Capitec Bank Holdings Ltd.	27,380	2,327,508
China CITIC Bank Corp., Ltd. – Class H	10,717,000	5,713,907
China Construction Bank Corp. – Class H	12,968,000	9,881,081
City Union Bank Ltd.	391,720	1,199,445
Equity Group Holdings PLC/Kenya	2,331,200	841,791
Grupo Aval Acciones y Valores SA (ADR)	102,530	764,874
Hana Financial Group, Inc.	524,920	15,452,046
HDFC Bank Ltd.	1,032,228	17,888,732
ICICI Bank Ltd.	1,977,350	12,052,691
IndusInd Bank Ltd.	613,162	12,041,787
Industrial Bank Co., Ltd. – Class A	3,816,993	9,387,020
Itau Unibanco Holding SA (Preference Shares)	1,810,110	15,260,870
KB Financial Group, Inc.	520,617	18,581,588
Nedbank Group Ltd.	334,930	5,018,652
Sberbank of Russia PJSC (Sponsored ADR)	1,198,314	16,947,156
Shinhan Financial Group Co., Ltd.	220,790	7,715,058
State Bank of India(a)	2,965,210	11,354,787
TCS Group Holding PLC (GDR)(b)	496,932	8,696,310
Turkiye Garanti Bankasi AS(a)	5,113,020	9,231,924

		236,649,564

Capital Markets – 1.7%
B3 SA – Brasil Bolsa Balcao	1,352,000	14,196,984
China Everbright Ltd.	2,140,000	2,504,288
GF Securities Co., Ltd. – Class H(a)	1,865,000	1,955,012
Haitong Securities Co., Ltd. – Class H	2,744,400	2,878,362

		21,534,646

Consumer Finance – 1.6%
Manappuram Finance Ltd.	3,580,749	7,114,860
Muangthai Capital PCL	3,502,000	6,526,533
Muthoot Finance Ltd.	545,285	5,242,554
Repco Home Finance Ltd.	270,097	1,186,557

		20,070,504

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.2%
Fubon Financial Holding Co., Ltd.	1,964,000	$2,819,747

Insurance – 3.0%
BB Seguridade Participacoes SA	237,800	2,004,870
ICICI Lombard General Insurance Co., Ltd.(b)	59,570	1,013,147
PICC Property & Casualty Co., Ltd. – Class H	4,529,000	5,284,587
Ping An Insurance Group Co. of China Ltd. – Class A	154,900	1,891,147
Ping An Insurance Group Co. of China Ltd. – Class H	2,453,500	28,199,807

		38,393,558

Thrifts & Mortgage Finance – 1.3%
Housing Development Finance Corp., Ltd.	387,455	10,814,741
LIC Housing Finance Ltd.	1,223,340	6,500,109

		17,314,850

		336,782,869

Information Technology – 14.6%
Electronic Equipment, Instruments & Components – 1.5%
Elite Material Co., Ltd.	935,000	3,783,701
FPT Corp.	76,560	190,570
Hangzhou Hikvision Digital Technology Co., Ltd. – Class A	631,585	2,863,955
Samsung SDI Co., Ltd.	50,610	9,422,012
Yageo Corp.	491,000	3,901,093

		20,161,331

IT Services – 0.9%
HCL Technologies Ltd.	273,100	4,157,454
My EG Services Bhd	9,972,000	3,335,780
Network International Holdings PLC(a)(b)	125,640	826,479
Tech Mahindra Ltd.	90,740	917,353
TravelSky Technology Ltd. – Class H	1,108,000	2,300,824

		11,537,890

Semiconductors & Semiconductor Equipment – 5.6%
ASMedia Technology, Inc.	61,000	952,992
ASPEED Technology, Inc.	29,000	736,436
eMemory Technology, Inc.	65,000	686,077
Global Unichip Corp.	115,000	926,399
Hua Hong Semiconductor Ltd.(b)	2,853,000	5,681,302
Koh Young Technology, Inc.	10,080	749,044
Micron Technology, Inc.(a)	121,120	5,189,992
Nanya Technology Corp.	2,706,000	7,028,526
Parade Technologies Ltd.	38,000	660,715

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Realtek Semiconductor Corp.	644,000	$4,774,673
Silergy Corp.	107,000	2,653,584
SK Hynix, Inc.	387,178	26,591,492
Taiwan Semiconductor Manufacturing Co., Ltd.	1,737,706	15,433,485

		72,064,717

Software – 0.2%
Beijing Thunisoft Corp., Ltd. – Class A	311,580	949,280
Douzone Bizon Co., Ltd.	25,360	1,385,404
Globant SA(a)	8,480	776,599

		3,111,283

Technology Hardware, Storage & Peripherals – 6.4%
Samsung Electronics Co., Ltd.	1,269,861	51,993,224
Samsung Electronics Co., Ltd. (Preference Shares)	922,610	30,454,503

		82,447,727

		189,322,948

Consumer Discretionary – 12.6%
Auto Components – 0.0%
Cub Elecparts, Inc.	49,025	392,610

Automobiles – 1.7%
Geely Automobile Holdings Ltd.	4,350,000	7,392,481
Guangzhou Automobile Group Co., Ltd. – Class H	12,112,000	11,591,490
SAIC Motor Corp. Ltd.	935,483	3,118,978

		22,102,949

Diversified Consumer Services – 2.9%
Four Seasons Education Cayman, Inc. (ADR)(a)	234,833	427,396
Fu Shou Yuan International Group Ltd.	11,414,500	10,086,093
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	154,071	17,064,904
YDUQS Part	1,156,800	10,045,210

		37,623,603

Hotels, Restaurants & Leisure – 1.7%
BK Brasil Operacao e Assessoria a Restaurantes SA	188,600	935,976
Huazhu Group Ltd. (ADR)	112,070	3,700,551
OPAP SA	1,520,258	15,638,803
Premium Leisure Corp.	141,129,000	1,904,645

		22,179,975

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 5.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	231,280	$38,676,954
Baozun, Inc. (Sponsored ADR)(a)	191,030	8,156,981
Naspers Ltd. – Class N	89,607	13,567,324
Prosus NV(a)	108,487	7,963,831

		68,365,090

Multiline Retail – 0.2%
Lojas Renner SA	87,670	1,064,924
Mitra Adiperkasa Tbk PT	10,066,500	730,121
V-Mart Retail Ltd.	28,400	831,833

		2,626,878

Specialty Retail – 0.7%
Ace Hardware Indonesia Tbk PT	8,085,700	1,008,514
Foschini Group Ltd. (The)	534,050	5,769,051
JUMBO SA	47,350	897,797
Petrobras Distribuidora SA	150,300	995,863
Wilcon Depot, Inc.	2,549,700	811,693

		9,482,918

Textiles, Apparel & Luxury Goods – 0.1%
Li Ning Co., Ltd.	447,000	1,282,451

		164,056,474

Consumer Staples – 7.5%
Beverages – 3.7%
Budweiser Brewing Co. APAC Ltd.(a)(b)	1,140,000	4,087,169
Fomento Economico Mexicano SAB de CV	1,507,284	13,812,569
Kweichow Moutai Co., Ltd. – Class A	84,571	13,634,447
Sichuan Swellfun Co., Ltd. – Class A	135,474	860,633
Wuliangye Yibin Co., Ltd. – Class A	834,474	15,188,096

		47,582,914

Food & Staples Retailing – 1.6%
BGF retail Co., Ltd.	5,180	852,561
Bid Corp., Ltd.	27,860	592,085
CP ALL PCL	3,175,500	8,435,814
Raia Drogasil SA	44,100	1,016,913
Shoprite Holdings Ltd.	66,450	538,105
X5 Retail Group NV (GDR)(b)	251,100	8,783,478

		20,218,956

Food Products – 1.9%
Britannia Industries Ltd.	18,600	775,090
COFCO Meat Holdings Ltd.(a)(b)	12,560,000	3,782,588
Industrias Bachoco SAB de CV	705,968	3,101,265
Minerva SA/Brazil(a)	2,741,800	6,460,300
WH Group Ltd.(b)	12,003,500	10,749,830

		24,869,073

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Personal Products – 0.2%
Cosmax, Inc.	6,575	$402,038
TCI Co., Ltd.	249,331	2,507,989

		2,910,027

Tobacco – 0.1%
Eastern Co. SAE	962,440	978,993
VST Industries Ltd.	6,030	320,352

		1,299,345

		96,880,315

Industrials – 6.8%
Aerospace & Defense – 0.3%
Embraer SA	940,500	4,054,045

Air Freight & Logistics – 0.0%
TCI Express Ltd.	43,960	448,914

Airlines – 0.4%
Gol Linhas Aereas Inteligentes SA (Preference Shares)(a)	729,600	5,671,808

Building Products – 0.1%
Kajaria Ceramics Ltd.	129,270	1,003,900

Commercial Services & Supplies – 0.6%
Sunny Friend Environmental Technology Co., Ltd.	852,000	7,458,141

Construction & Engineering – 0.7%
Larsen & Toubro Ltd.	410,367	8,570,367

Electrical Equipment – 0.5%
Luxshare Precision Industry Co., Ltd. – Class A	1,329,486	4,989,254
Voltronic Power Technology Corp.	45,150	931,278

		5,920,532

Machinery – 1.8%
Han’s Laser Technology Industry Group Co., Ltd.	611,837	3,049,549
Sany Heavy Industry Co., Ltd.	5,240,591	10,498,428
Weichai Power Co., Ltd. – Class H	6,870,000	9,910,801

		23,458,778

Professional Services – 0.0%
L&T Technology Services Ltd.(b)	25,640	548,138

Road & Rail – 1.1%
Globaltrans Investment PLC (Sponsored GDR)(b)	356,601	3,066,769
Localiza Rent a Car SA	904,671	9,898,156

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Rumo SA(a)	197,700	$1,165,754

		14,130,679

Trading Companies & Distributors – 0.7%
Barloworld Ltd.	563,360	4,292,136
BOC Aviation Ltd.(b)	506,700	4,676,354

		8,968,490

Transportation Infrastructure – 0.6%
Adani Ports & Special Economic Zone Ltd.	1,424,267	8,348,810

		88,582,602

Energy – 6.8%
Oil, Gas & Consumable Fuels – 6.8%
CNOOC Ltd.	2,031,000	3,109,724
LUKOIL PJSC (Sponsored ADR)	278,397	23,031,784
PetroChina Co., Ltd. – Class H	13,292,000	6,818,158
Petroleo Brasileiro SA (Preference Shares)	5,143,900	34,107,377
Petronet LNG Ltd.	842,240	3,092,157
S-Oil Corp.	82,148	6,811,005
Tatneft PJSC (Sponsored ADR)	83,437	5,327,452
Tupras Turkiye Petrol Rafinerileri AS	228,268	5,800,683

		88,098,340

Materials – 5.1%
Chemicals – 1.2%
Berger Paints India Ltd.	182,270	1,121,379
Kumho Petrochemical Co., Ltd.	121,420	7,260,661
Pidilite Industries Ltd.	46,530	947,171
Sasol Ltd.	169,070	2,843,530
UPL Ltd.	447,060	3,794,922

		15,967,663

Construction Materials – 1.8%
Anhui Conch Cement Co., Ltd. – Class A	260,395	1,509,878
Anhui Conch Cement Co., Ltd. – Class H	1,648,000	9,779,787
China Resources Cement Holdings Ltd.	3,102,000	3,111,255
Grupo Cementos de Chihuahua SAB de CV	578,030	3,101,924
Huaxin Cement Co., Ltd.	1,761,247	4,657,809
POSCO Chemical Co., Ltd.	12,530	461,846

		22,622,499

Metals & Mining – 2.1%
Antofagasta PLC	618,270	6,825,419
KGHM Polska Miedz SA(a)	96,046	1,917,073
Polyus PJSC (GDR)(b)	75,640	4,368,210
POSCO	51,698	9,799,762
Real Gold Mining Ltd.(a)(c)(d)(e)	1,788,000	0
Vedanta Ltd.	2,074,840	4,513,403

		27,423,867

		66,014,029

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Communication Services – 4.9%
Diversified Telecommunication Services – 1.0%
China Unicom Hong Kong Ltd.	8,940,000	$9,464,555
Megacable Holdings SAB de CV	975,600	3,929,788

		13,394,343

Entertainment – 0.1%
NCSoft Corp.	2,620	1,140,888

Interactive Media & Services – 3.1%
58.com, Inc. (ADR)(a)	93,250	4,598,158
Info Edge India Ltd.	35,460	1,021,501
Momo, Inc. (Sponsored ADR)	293,610	9,096,038
Tencent Holdings Ltd.	150,000	6,274,183
Yandex NV – Class A(a)	542,270	18,984,873

		39,974,753

Wireless Telecommunication Services – 0.7%
Safaricom PLC	32,474,740	8,599,473

		63,109,457

Health Care – 4.0%
Health Care Equipment & Supplies – 0.1%
Vieworks Co., Ltd.	22,235	459,995
Yestar Healthcare Holdings Co., Ltd.(a)	7,452,500	1,416,771

		1,876,766

Health Care Providers & Services – 3.3%
Cleopatra Hospital(a)	1,723,970	640,665
Integrated Diagnostics Holdings PLC(b)	105,790	486,634
Jinxin Fertility Group Ltd.(b)	8,029,600	11,610,744
MLP Saglik Hizmetleri AS(a)(b)	1,296,290	3,375,769
NMC Health PLC	520,641	17,352,507
Notre Dame Intermedica Participacoes SA	85,600	1,117,655
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	4,432,400	8,027,777

		42,611,751

Life Sciences Tools & Services – 0.1%
Hangzhou Tigermed Consulting Co., Ltd. – Class A	98,754	858,370

Pharmaceuticals – 0.5%
China Resources Pharmaceutical Group Ltd.(b)	5,499,200	5,144,672
Richter Gedeon Nyrt	58,090	939,796

		6,084,468

		51,431,355

52 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Utilities – 3.6%
Electric Utilities – 2.3%
Centrais Eletricas Brasileiras SA	541,500	$5,232,608
Centrais Eletricas Brasileiras SA (Preference Shares)	56,000	566,341
Equatorial Energia SA	654,600	15,800,391
Light SA	1,285,900	5,942,136
Power Grid Corp. of India Ltd.	997,690	2,809,376

		30,350,852

Gas Utilities – 1.0%
China Resources Gas Group Ltd.	756,000	3,741,071
ENN Energy Holdings Ltd.	578,000	5,981,899
GAIL India Ltd.	1,720,220	3,255,305

		12,978,275

Independent Power and Renewable Electricity Producers – 0.3%
Huaneng Power International, Inc. – Class H	7,798,000	3,752,138

		47,081,265

Real Estate – 3.4%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Fibra Uno Administracion SA de CV	4,534,840	6,643,469

Real Estate Management & Development – 2.9%
Aldar Properties PJSC	9,663,200	5,505,437
CIFI Holdings Group Co., Ltd.	22,402,000	13,092,332
Huafa Industrial Co., Ltd. Zhuhai	3,690,378	3,636,249
Poly Developments and Holdings Group Co., Ltd. – Class A	1,593,800	3,198,610
Seazen Holdings Co., Ltd. – Class A	570,630	2,269,875
Times China Holdings Ltd.	6,583,000	10,253,733

		37,956,236

		44,599,705

Total Common Stocks (cost $1,204,106,401)		1,235,959,359

EQUITY LINKED NOTES – 3.1%
Financials – 1.0%
Banks – 1.0%
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 6/07/21(a)	1,187,610	4,202,706
Emirates NBD PJSC, Merrill Lynch & Co., Inc., expiring 1/03/22(a)	2,504,670	8,828,962

		13,031,668

abfunds.com	AB BLENDED STYLE FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares		U.S. $ Value

Real Estate – 0.9%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 3/31/20(a)		4,606,644	$6,572,129
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)		3,438,953	4,906,227

			11,478,356

Information Technology – 0.7%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/21(a)(d)		3,520,532	8,755,429

Communication Services – 0.2%
Mobile Telecommunications Co., HSBC Bank PLC, expiring 4/01/21(a)		1,935,260	3,425,464

Consumer Discretionary – 0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/31/20(a)		451,986	2,456,594

Industrials – 0.1%
Han’s Laser Technology Industry Group Co., Ltd., UBS AG, expiring 3/06/20(a)		229,400	1,142,437

Total Equity Linked Notes (cost $35,127,766)			40,289,948

	Principal Amount (000)
EMERGING MARKETS-CORPORATE BONDS – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Britannia Industries Ltd. 8.00%, 8/28/22 (cost $5,422)	INR	380	5,466

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.89%(f)(g)(h) (cost $11,746,656)		11,746,656	11,746,656

Total Investments – 99.3% (cost $1,250,986,245)			1,288,001,429
Other assets less liabilities – 0.7%			9,312,270

Net Assets – 100.0%			$1,297,313,699

54 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CNY	99,631	USD	14,460	10/17/19	$434,035
Bank of America, NA	KRW	24,815,551	USD	20,530	10/30/19	(181,908)
Bank of America, NA	EUR	9,937	USD	11,217	11/15/19	351,084
Bank of America, NA	USD	2,636	GBP	2,138	11/15/19	(2,730)
Barclays Bank PLC	CNY	165,082	USD	23,981	10/17/19	740,341
Barclays Bank PLC	CNY	65,216	USD	9,101	10/17/19	(80,196)
Barclays Bank PLC	INR	424,913	USD	5,965	10/24/19	(30,956)
Barclays Bank PLC	USD	7,101	INR	491,378	10/24/19	(167,084)
Barclays Bank PLC	KRW	5,003,676	USD	4,200	10/30/19	23,470
Barclays Bank PLC	KRW	4,767,310	USD	3,937	10/30/19	(41,616)
Barclays Bank PLC	USD	3,885	CLP	2,761,544	11/14/19	(94,145)
Barclays Bank PLC	GBP	4,115	USD	5,092	11/15/19	23,822
Barclays Bank PLC	MXN	23,682	USD	1,192	11/15/19	538
Barclays Bank PLC	MXN	63,631	USD	3,154	11/15/19	(47,102)
Barclays Bank PLC	USD	2,094	GBP	1,697	11/15/19	(3,731)
Barclays Bank PLC	USD	9,362	HKD	73,422	11/15/19	11,420
Barclays Bank PLC	IDR	126,721,078	USD	8,753	11/21/19	(132,312)
Barclays Bank PLC	USD	4,549	IDR	64,877,125	11/21/19	501
Barclays Bank PLC	USD	2,001	TWD	61,404	11/27/19	(14,687)
BNP Paribas SA	SGD	7,458	USD	5,386	11/15/19	(13,043)
Citibank, NA	BRL	80,345	USD	19,297	10/02/19	(40,637)
Citibank, NA	USD	19,293	BRL	80,345	10/02/19	43,881
Citibank, NA	INR	3,332,406	USD	48,014	10/24/19	987,404
Citibank, NA	EUR	3,117	USD	3,420	11/15/19	11,083
Citibank, NA	GBP	11,224	USD	13,620	11/15/19	(204,511)
Citibank, NA	USD	4,614	EUR	4,185	11/15/19	(37,891)
Citibank, NA	USD	3,965	ZAR	58,274	11/15/19	(138,700)
Citibank, NA	USD	3,458	PHP	180,193	12/06/19	10,964
Credit Suisse International	USD	10,271	INR	716,050	10/24/19	(166,292)
Deutsche Bank AG	BRL	137,554	USD	33,031	10/02/19	(75,125)
Deutsche Bank AG	USD	32,923	BRL	137,554	10/02/19	182,646
Deutsche Bank AG	BRL	137,554	USD	32,859	11/04/19	(170,429)
Goldman Sachs Bank USA	BRL	26,572	USD	6,424	10/02/19	29,015
Goldman Sachs Bank USA	USD	6,381	BRL	26,572	10/02/19	14,512
Goldman Sachs Bank USA	USD	2,611	INR	188,215	10/24/19	45,053
Goldman Sachs Bank USA	USD	2,735	INR	190,021	10/24/19	(53,112)
Goldman Sachs Bank USA	KRW	3,788,880	USD	3,134	10/30/19	(27,820)
Goldman Sachs Bank USA	RUB	1,623,365	USD	25,167	11/14/19	269,664
Goldman Sachs Bank USA	USD	2,665	RUB	171,470	11/14/19	(34,788)
Goldman Sachs Bank USA	USD	8,476	ZAR	125,508	11/15/19	(236,075)
HSBC Bank USA	HKD	49,037	USD	6,271	11/15/19	10,781
HSBC Bank USA	HKD	143,049	USD	18,234	11/15/19	(28,572)
HSBC Bank USA	USD	5,072	HKD	39,786	11/15/19	6,974
HSBC Bank USA	USD	1,949	MXN	38,331	11/15/19	(21,052)
HSBC Bank USA	USD	4,465	PLN	17,163	11/15/19	(182,227)
HSBC Bank USA	USD	1,979	SGD	2,717	11/15/19	(12,275)
JPMorgan Chase Bank, NA	BRL	17,392	USD	4,239	10/02/19	52,792
JPMorgan Chase Bank, NA	BRL	13,245	USD	3,178	10/02/19	(9,676)
JPMorgan Chase Bank, NA	USD	7,357	BRL	30,637	10/02/19	16,733

abfunds.com	AB BLENDED STYLE FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	3,430	INR	238,704	10/24/19	$(61,191)
JPMorgan Chase Bank, NA	USD	3,763	KRW	4,551,535	10/30/19	35,412
JPMorgan Chase Bank, NA	ZAR	44,781	USD	2,920	11/15/19	(20,180)
JPMorgan Chase Bank, NA	IDR	49,826,667	USD	3,477	11/21/19	(17,204)
JPMorgan Chase Bank, NA	USD	2,496	IDR	36,062,480	11/21/19	32,308
JPMorgan Chase Bank, NA	PHP	180,193	USD	3,459	12/06/19	(9,902)
Morgan Stanley Capital Services, Inc.	USD	47,969	CNY	329,929	10/17/19	(1,520,856)
Morgan Stanley Capital Services, Inc.	USD	7,498	INR	520,981	10/24/19	(145,834)
Morgan Stanley Capital Services, Inc.	KRW	5,481,040	USD	4,568	10/30/19	(6,546)
Morgan Stanley Capital Services, Inc.	USD	2,646	KRW	3,130,979	10/30/19	(32,484)
Morgan Stanley Capital Services, Inc.	TRY	49,056	USD	8,286	11/15/19	(270,678)
Morgan Stanley Capital Services, Inc.	USD	19,329	ZAR	300,998	11/15/19	432,210
Morgan Stanley Capital Services, Inc.	ZAR	58,451	USD	3,994	11/15/19	156,323
Morgan Stanley Capital Services, Inc.	USD	89,420	TWD	2,780,653	11/27/19	537,524
Natwest Markets PLC	EUR	7,179	USD	7,966	11/15/19	115,237
State Street Bank & Trust Co.	MXN	42,423	USD	2,131	11/15/19	(3,004)
State Street Bank & Trust Co.	THB	346,906	USD	11,269	11/15/19	(81,813)
State Street Bank & Trust Co.	USD	3,264	EUR	2,968	11/15/19	(18,787)
State Street Bank & Trust Co.	USD	10,055	HKD	78,878	11/15/19	15,349
State Street Bank & Trust Co.	USD	26,571	THB	817,390	11/15/19	175,343
UBS AG	GBP	2,415	USD	2,987	11/15/19	12,188
UBS AG	USD	4,703	MXN	91,405	11/15/19	(104,922)

						$236,514

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $76,897,593 or 5.9% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

56 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Currency Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 57

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2019

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities at value
Unaffiliated issuers	$1,360,788,760		$3,193,727,018		$1,276,254,773
Affiliated issuers	17,945,224		48,727,250		11,746,656
Foreign currencies, at value(a)	3,858,308		7,407,021		4,244,925
Cash collateral due from broker	1,353,950		2,843,701		1,210,033
Receivables:
Unaffiliated interest and dividends	3,133,879		7,352,158		2,798,506
Affiliated dividends	56,510		138,433		24,024
Foreign withholding tax reclaims	2,590,128		6,099,269		– 0	–
Investment securities sold and foreign currency transactions	11,653,816		26,295,237		6,698,776
Capital shares sold	127,000		433,254		704,960
Variation margin on futures	72,932		140,585		– 0	–
Unrealized appreciation of forward currency exchange contracts	3,908,532		14,875,793		4,778,607

Total assets	1,405,489,039		3,308,039,719		1,308,461,260

Liabilities
Due to custodian	– 0	–	– 0	–	420,000
Cash collateral due to broker	2,342,000		4,732,000		880,000
Payables:
Investment securities purchased and foreign currency transactions	2,155,157		8,004,582		3,837,141
Management fee	806,203		1,825,017		955,756
Capital shares redeemed	767,734		615,807		105,775
Shareholder servicing fee	205,150		547,978		217,586
Transfer Agent fee	13,126		19,426		25,588
Distribution fee	1,245		413		– 0	–
Accrued expenses and other liabilities	602,926		1,347,146		163,622
Unrealized depreciation of forward currency exchange contracts	4,524,023		19,011,203		4,542,093

Total liabilities	11,417,564		36,103,572		11,147,561

Net Assets	$1,394,071,475		$3,271,936,147		$1,297,313,699

Cost of investments
Unaffiliated issuers	$1,247,166,435		$2,952,823,091		$1,239,239,589
Affiliated issuers	17,945,224		48,727,250		11,746,656
Net Assets Consist of:
Capital stock, at par	$86,891		$196,207		$49,824
Additional paid-in capital	1,348,276,284		3,161,193,536		1,289,686,407
Distributable earnings(b)	45,708,300		110,546,404		7,577,468

	$1,394,071,475		$3,271,936,147		$1,297,313,699

(a)	Cost: $3,887,220, $7,465,205 and $4,256,695, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $454,177, $1,079,079 and $4,100, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$1,063,679,663	$2,840,359,420	$1,120,426,477
Shares of capital stock outstanding	66,066,266	170,011,674	43,040,544

Net asset value, offering and redemption price per share	$16.10	$16.71	$26.03

Class A Shares
Net Assets	$3,791,955	$1,629,485
Shares of capital stock outstanding	237,168	99,009

Net asset value and redemption price per share	$15.99	$16.46
Sales charge—4.25% of public offering price	0.71	0.73

Maximum offering price	$16.70	$17.19

Class B Shares
Net Assets		$2,829.61
Shares of capital stock outstanding		169.29

Net asset value and offering price per share		$16.71

Class C Shares
Net Assets	$672,193	$124,726
Shares of capital stock outstanding	42,236.50	7,527

Net asset value and offering price per share	$15.91	$16.57

Class Z Shares
Net Assets	$325,927,664	$429,819,686	$176,887,222
Shares of capital stock outstanding	20,544,917	26,088,829	6,782,989

Net asset value and offering price per share	$15.86	$16.48	$26.08

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 59

STATEMENT OF OPERATIONS

Year Ended September 30, 2019

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Investment Income
Income:
Interest	$8,149	$10,879	$	– 0	–
Dividends
Unaffiliated issuers(a)	34,108,305	79,604,333		41,855,662
Affiliated issuers	859,904	2,100,052		453,325

Total income	34,976,358	81,715,264		42,308,987

Expenses:
Management fee (see Note 2A)	10,436,452	23,626,745		12,339,143
Shareholder servicing fee (see Note 2B)	2,656,188	7,072,160		2,808,185
Custodian fee	356,922	512,010		568,793
Transfer Agent fee – Non-Retail Class	111,259	187,171		274,690
Transfer Agent fee – Class A	12,412	4,186		– 0	–
Transfer Agent fee – Class B	11	18		– 0	–
Transfer Agent fee – Class C	1,910	313		– 0	–
Transfer Agent fee – Class Z	64,545	83,827		37,103
Distribution fees – Class A	14,025	5,287		– 0	–
Distribution fees – Class B	14	33		– 0	–
Distribution fees – Class C	7,166	1,500		– 0	–
Auditing and tax fees	63,419	120,841		76,620
Directors’ fees and expenses	47,031	117,026		46,603
Registration fees	86,104	93,058		41,716
Printing fees	42,130	40,913		48,355
Legal fees	34,495	65,199		30,993
Miscellaneous	81,379	143,790		169,517

Total expenses	14,015,462	32,074,077		16,441,718
Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(74,857)	(103,689)		(20,150)

Net expenses	13,940,605	31,970,388		16,421,568

Net investment income	$21,035,753	$49,744,876		$25,887,419

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$(50,205,610)	$(131,776,995)	$(47,849,150)
Forward currency exchange contracts	(6,342,353)	(16,576,747)	1,523,484
Futures	(256,009)	(3,611,137)	(1,144,439)
Foreign currency transactions	(735,388)	(3,672,457)	(181,215)

Net realized loss on investment and foreign currency transactions	(57,539,360)	(155,637,336)	(47,651,320)

Net change in unrealized appreciation/depreciation of:
Investments(c)	(29,214,239)	(51,917,285)	13,377,394
Forward currency exchange contracts	(3,643,857)	(4,664,334)	(5,248,609)
Futures	(441,646)	(1,037,769)	(229,337)
Foreign currency denominated assets and liabilities	(46,920)	(141,622)	11,669

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,346,662)	(57,761,010)	7,911,117

Net realized and unrealized loss on investment and foreign currency transactions	(90,886,022)	(213,398,346)	(39,740,203)

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	70,803

Net Decrease in Net Assets Resulting from Operations	$(69,850,269)	$(163,653,470)	$(13,781,981)

(a)	Net of foreign withholding taxes of $3,512,962, $8,188,519 and $3,719,835, respectively.

(b)	Net of foreign capital gains taxes of $124,849, $276,696 and $0, respectively.

(c)	Net of increase in accrued foreign capital gains taxes of $400,989, $976,587and $4,100, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	International Portfolio
	Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,035,753	$21,130,333
Net realized gain (loss) on investment and foreign currency transactions	(57,539,360)	60,683,735
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(33,346,662)	(89,459,119)

Net decrease in net assets resulting from operations	(69,850,269)	(7,645,051)
Distributions to Shareholders
International Class	(52,502,914)	(14,325,300)
Class A	(158,641)	(281,507)
Class B	(77)	– 0	–
Class C	(26,508)	– 0	–
Class Z	(16,807,013)	(4,358,244)

Total distributions to shareholders	(69,495,153)	(18,965,051)

Capital-Share Transactions:
Net proceeds from sales of shares	100,534,838	151,280,982
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	66,712,565	17,145,634

Total proceeds from shares sold	167,247,403	168,426,616
Cost of shares redeemed	(175,391,195)	(257,377,009)

Net decrease in net assets from capital-share transactions	(8,143,792)	(88,950,393)

Net decrease in net assets	(147,489,214)	(115,560,495)
Net Assets:
Beginning of period	1,541,560,689	1,657,121,184

End of period	$1,394,071,475	$1,541,560,689

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Tax-Managed International Portfolio
Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$49,744,876	$50,079,068
Net realized gain (loss) on investment and foreign currency transactions	(155,637,336)	112,072,142
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(57,761,010)	(183,015,810)

Net decrease in net assets resulting from operations	(163,653,470)	(20,864,600)
Distributions to Shareholders
Tax-Managed International Class	(43,586,547)	(44,003,206)
Class A	(39,012)	(24,488)
Class B	(20)	(17)
Class C	(1,323)	– 0	–
Class Z	(7,581,300)	(6,571,034)

Total distributions to shareholders	(51,208,202)	(50,598,745)

Capital-Share Transactions:
Net proceeds from sales of shares	244,949,089	283,803,721
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	42,388,672	41,956,974

Total proceeds from shares sold	287,337,761	325,760,695
Cost of shares redeemed	(365,621,413)	(386,197,982)

Net decrease in net assets from capital-share transactions	(78,283,652)	(60,437,287)

Net decrease in net assets	(293,145,324)	(131,900,632)
Net Assets:
Beginning of period	3,565,081,471	3,696,982,103

End of period	$3,271,936,147	$3,565,081,471

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,887,419	$13,583,958
Net realized gain (loss) on investment and foreign currency transactions	(47,651,320)	97,009,579
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,911,117	(230,276,437)
Contributions from affiliates (see Note 2A)	70,803	31,039

Net decrease in net assets resulting from operations	(13,781,981)	(119,651,861)
Distributions to Shareholders
Emerging Markets Class	(78,152,549)	(10,055,242)
Class Z	(12,884,657)	(1,916,019)

Total distributions to shareholders	(91,037,206)	(11,971,261)

Capital-Share Transactions:
Net proceeds from sales of shares	205,841,076	176,902,096
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	70,945,839	10,565,975

Total proceeds from shares sold	276,786,915	187,468,071
Cost of shares redeemed	(226,873,188)	(189,695,193)

Net increase (decrease) in net assets from capital-share transactions	49,913,727	(2,227,122)

Net decrease in net assets	(54,905,460)	(133,850,244)
Net Assets:
Beginning of period	1,352,219,159	1,486,069,403

End of period	$1,297,313,699	$1,352,219,159

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE 1.

Organization and Significant Accounting Policies

The Class A, B, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio and AB Tax-Managed International Portfolio and the Class Z shares of AB Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class R shares for the International Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Effective August 2, 2019, sales of Class B Shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

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NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2019:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$12,047,305		$232,697,702		$	– 0	–	$244,745,007
Industrials	24,636,095		184,532,380			– 0	–	209,168,475
Information Technology	28,077,563		160,238,374			– 0	–	188,315,937
Consumer Staples	25,723,998		131,192,599			– 0	–	156,916,597
Health Care	7,108,917		131,777,906			– 0	–	138,886,823
Consumer Discretionary	28,534,278		102,841,744			– 0	–	131,376,022
Energy	8,086,072		73,308,432			– 0	–	81,394,504
Materials	4,169,056		74,970,733			– 0	–	79,139,789
Communication Services	5,356,731		55,996,073			– 0	–	61,352,804
Utilities	– 0	–	44,577,101			– 0	–	44,577,101
Real Estate	– 0	–	24,915,701			– 0	–	24,915,701
Short-Term Investments	17,945,224		– 0	–		– 0	–	17,945,224

Total Investments in Securities	161,685,239		1,217,048,745	(a)		– 0	–	1,378,733,984
Other Financial Instruments(b):
Assets:
Futures	27,594		– 0	–		– 0	–	27,594	(c)
Forward Currency Exchange Contracts	– 0	–	3,908,532			– 0	–	3,908,532
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,524,023)			– 0	–	(4,524,023)

Total	$161,712,833		$1,216,433,254		$	– 0	–	$1,378,146,087

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$27,581,744		$544,335,547		$	– 0	–	$571,917,291
Industrials	57,406,373		433,279,385			– 0	–	490,685,758
Information Technology	65,250,903		375,827,386			– 0	–	441,078,289
Consumer Staples	60,155,336		307,002,694			– 0	–	367,158,030
Health Care	16,576,971		308,795,057			– 0	–	325,372,028
Consumer Discretionary	66,946,342		242,079,571			– 0	–	309,025,913
Energy	18,848,936		172,143,108			– 0	–	190,992,044
Materials	9,913,038		177,839,460			– 0	–	187,752,498
Communication Services	12,584,891		131,267,720			– 0	–	143,852,611
Utilities	– 0	–	107,171,656			– 0	–	107,171,656
Real Estate	– 0	–	58,720,900			– 0	–	58,720,900
Short-Term Investments	48,727,250		– 0	–		– 0	–	48,727,250

Total Investments in Securities	383,991,784		2,858,462,484	(a)		– 0	–	3,242,454,268
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	14,875,793			– 0	–	14,875,793
Liabilities:
Futures	(38,116)		– 0	–		– 0	–	(38,116	)(c)
Forward Currency Exchange Contracts	– 0	–	(19,011,203)			– 0	–	(19,011,203)

Total	$383,953,668		$2,854,327,074		$	– 0	–	$3,238,280,742

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$65,341,312		$271,441,557		$	– 0	–	$336,782,869
Information Technology	5,966,591		183,356,357			– 0	–	189,322,948
Consumer Discretionary	89,844,283		74,212,191			– 0	–	164,056,474
Consumer Staples	38,561,039		58,319,276			– 0	–	96,880,315
Industrials	24,404,670		64,177,932			– 0	–	88,582,602
Energy	68,267,296		19,831,044			– 0	–	88,098,340
Materials	7,470,134		58,543,895			0	(d)	66,014,029

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Communication Services	$45,208,330		$17,901,127		$	– 0	–	$63,109,457
Health Care	4,601,521		46,829,834			– 0	–	51,431,355
Utilities	27,541,476		19,539,789			– 0	–	47,081,265
Real Estate	6,643,469		37,956,236			– 0	–	44,599,705
Equity Linked Notes	– 0	–	40,289,948			– 0	–	40,289,948
Corporates – Non-Investment Grade	– 0	–	5,466			– 0	–	5,466
Short-Term Investments	11,746,656		– 0	–		– 0	–	11,746,656

Total Investments in Securities	395,596,777		892,404,652	(a)		– 0	–	1,288,001,429
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	4,778,607			– 0	–	4,778,607
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,542,093)			– 0	–	(4,542,093)

Total	$395,596,777		$892,641,166		$	– 0	–	$1,288,237,943

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)	The Portfolio held securities with zero market value at period end.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies,

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NOTES TO FINANCIAL STATEMENTS (continued)

currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such

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distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to taxable overdistributions, due to the utilization of earnings and profits distributed to shareholders on redemption of shares and contributions from affiliates are reflected as adjustments to the components of net assets as of September 30, 2019, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital		Increase (Decrease) to Distributable Earnings/ Accumulated Loss
International Portfolio	$(26,457,898)		$26,457,898
Tax-Managed International Portfolio	– 0	–	– 0	–
Emerging Markets Portfolio	4,927,481		(4,927,481)

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
International	0.750%	0.650%	0.600%

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	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
Tax-Managed International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Emerging Markets	0.950%	0.900%	0.850%

Prior to January 1, 2018, the Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio		First $1 Billion	Next $3 Billion	Next $2 Billion	Next $2 Billion	Thereafter
International		0.925%	0.850%	0.800%	0.750%	0.650%

	First $1 Billion	Next $3 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		First $1 Billion	Next $1 Billion	Next $1 Billion	Next $3 Billion	Thereafter
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to .05% per annum of the respective average net assets. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to .025% per annum of the respective average net assets.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and .95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio.

During the year ended September 30, 2019 and the year ended September 30, 2018, the Adviser reimbursed the Emerging Markets Portfolio $70,803 and $31,039, respectively, for trading losses incurred due to a trade entry error.

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During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $64,545, Tax-Managed International Portfolio, $83,827 and Emerging Markets Portfolio, $35,117 for the year ended September 30, 2019.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2019, such waivers amounted to $36,977 and $10,520, respectively.

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Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of .25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for

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distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$196,265	$1,462,483
Tax-Managed International	225,582	1,237,549

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2019, such waivers amounted to:

Amount
International	$37,880
Tax-Managed International	93,169
Emerging Markets	20,150

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A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2019 is as follows:

Portfolio	Market Value 9/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/19 (000)	Dividend Income (000)
International	$49,494	$271,192	$302,741	$17,945	$860
Tax-Managed International	123,105	599,833	674,211	48,727	2,100
Emerging Markets	21,512	417,835	427,600	11,747	453

F. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2019, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B			Class C
International	$211	$3		$	– 0	–	$57
Tax-Managed International	57	– 0	–		– 0	–	68

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$641,551,234	$	– 0	–	$685,140,316	$	– 0	–
Tax-Managed International	1,498,393,159		– 0	–	1,543,300,044		– 0	–
Emerging Markets	1,168,825,735		– 0	–	1,174,281,864		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
International	$1,270,414,549	$185,177,526	$(77,018,316)	$108,159,210
Tax-Managed International	3,013,436,220	443,954,850	(215,246,894)	228,707,956
Emerging Markets	1,255,886,989	142,049,440	(109,443,643)	32,605,797

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B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of

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futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes. During the year ended September 30, 2019, the Emerging Markets Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2019, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for hedging purposes. During the year ended September 30, 2019, the Emerging Markets Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

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A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2019, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$27,594	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,908,532		Unrealized depreciation on forward currency exchange contracts	$4,524,023

Total		$3,936,126			$4,524,023

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(256,009)	$(441,646)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,342,353)	(3,643,857)

Total		$(6,598,362)	$(4,085,503)

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$38,116	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$14,875,793	Unrealized depreciation on forward currency exchange contracts	19,011,203

Total		$14,875,793		$19,049,319

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,611,137)	$(1,037,769)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(16,576,747)	(4,664,334)

Total		$(20,187,884)	$(5,702,103)

Emerging Markets Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,778,607	*	Unrealized depreciation on forward currency exchange contracts	$4,542,093	*

Total		$4,778,607			$4,542,093

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,144,439)	$(229,337)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,523,484	(5,248,609)

Total		$379,045	$(5,477,946)

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2019:

International Portfolio
Futures:
Average notional amount of buy contracts	$34,793,108
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$375,809,783
Average principal amount of sale contracts	$392,976,286

Tax-Managed International Portfolio
Futures:
Average notional amount of buy contracts	$83,703,481
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$888,711,790
Average principal amount of sale contracts	$926,303,291

Emerging Markets Portfolio
Futures:
Average notional amount of buy contracts	$9,631,859	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$272,694,417
Average principal amount of sale contracts	$268,885,884

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$460,254	$(460,254)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	131,327	(131,327)			– 0	–		– 0	–		– 0	–
Citibank, NA	1,069,483	(697,337)			(372,146)			– 0	–		– 0	–
Credit Suisse International	236,296	– 0	–		– 0	–		– 0	–		236,296
Deutsche Bank AG	51,364	(51,364)			– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs Bank USA	$8,922	$(8,922)		$	– 0	–	$	– 0	–	$ – 0	–
HSBC Bank USA	1,617,356	– 0	–		(1,410,000)			– 0	–	207,356
Morgan Stanley & Co., Inc.	180,735	(180,735)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	115,773	(115,773)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	37,022	(37,022)			– 0	–		– 0	–	– 0	–

Total	$3,908,532	$(1,682,734)			$(1,782,146)		$	– 0	–	$443,652	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$401,178	$ – 0	–	$	– 0	–	$	– 0	–	$401,178
Barclays Bank PLC	916,876	(460,254)			– 0	–		– 0	–	456,622
BNP Paribas SA	141,298	(131,327)			– 0	–		– 0	–	9,971
Citibank, NA	697,337	(697,337)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	69,055	(51,364)			– 0	–		– 0	–	17,691
Goldman Sachs Bank USA	30,481	(8,922)			– 0	–		– 0	–	21,559
JPMorgan Chase Bank, NA	10,621	– 0	–		– 0	–		– 0	–	10,621
Morgan Stanley & Co., Inc.	222,162	(180,735)			– 0	–		– 0	–	41,427
Natwest Markets PLC	1,425,028	(115,773)			– 0	–		– 0	–	1,309,255
Standard Chartered Bank	218,561	(37,022)			(181,539)			– 0	–	– 0	–
State Street Bank & Trust Co.	318,695	– 0	–		– 0	–		– 0	–	318,695
UBS AG	72,731	– 0	–		– 0	–		– 0	–	72,731

Total	$4,524,023	$(1,682,734)			$(181,539)		$	– 0	–	$2,659,750	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$75,729	$(75,729)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,315,577	(1,315,577)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	606,056	(309,136)	– 0	–	– 0	–	296,920
Citibank, NA	2,869,343	(2,869,343)	– 0	–	– 0	–	– 0	–
Credit Suisse International	1,219,887	(522,953)	– 0	–	– 0	–	696,934
Deutsche Bank AG	1,204,448	(160,963)	– 0	–	– 0	–	1,043,485
Goldman Sachs Bank USA	1,007,901	(464,257)	– 0	–	– 0	–	543,644
JPMorgan Chase Bank, NA	414,017	(167,229)	– 0	–	– 0	–	246,788
Morgan Stanley Capital Services, Inc.	1,013,838	(651,715)	– 0	–	– 0	–	362,123
Natwest Markets PLC	924,114	(924,114)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	3,907,984	(450,635)	(3,048,000)	– 0	–	409,349
State Street Bank & Trust Co.	316,899	(316,899)	– 0	–	– 0	–	– 0	–

Total	$14,875,793	$(8,228,550)	$(3,048,000)	$	– 0	–	$3,599,243	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$840,287	$(75,729)	$	– 0	–	$	– 0	–	$764,558
Barclays Bank PLC	6,798,443	(1,315,577)	(260,000)	– 0	–	5,222,866
BNP Paribas SA	309,136	(309,136)	– 0	–	– 0	–	– 0	–
Citibank, NA	4,140,928	(2,869,343)	– 0	–	– 0	–	1,271,585
Credit Suisse International	522,953	(522,953)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	160,963	(160,963)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	464,257	(464,257)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	415,635	– 0	–	– 0	–	– 0	–	415,635
JPMorgan Chase Bank, NA	167,229	(167,229)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	651,715	(651,715)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	3,302,740	(924,114)	– 0	–	– 0	–	2,378,626
Standard Chartered Bank	450,635	(450,635)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	557,055	(316,899)	– 0	–	– 0	–	240,156
UBS AG	229,227	– 0	–	– 0	–	– 0	–	229,227

Total	$19,011,203	$(8,228,550)	$(260,000)	$	– 0	–	$10,522,653	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Emerging Markets Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$785,119	$(184,638)	$	– 0	–	$	– 0	–	$600,481
Barclays Bank PLC	800,092	(611,829)	– 0	–	– 0	–	188,263
Citibank, NA	1,053,332	(421,739)	(631,593)	– 0	–	– 0	–
Deutsche Bank AG	182,646	(182,646)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	358,244	(351,795)	– 0	–	– 0	–	6,449
HSBC Bank USA	17,755	(17,755)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	137,245	(118,153)	– 0	–	– 0	–	19,092
Morgan Stanley Capital Services, Inc.	1,126,057	(1,126,057)	– 0	–	– 0	–	– 0 –
Natwest Markets PLC	115,237	– 0	–	– 0	–	– 0	–	115,237
State Street Bank & Trust Co.	190,692	(103,604)	– 0	–	– 0	–	87,088
UBS AG	12,188	(12,188)	– 0	–	– 0	–	– 0	–

Total	$4,778,607	$(3,130,404)	$(631,593)	$	– 0	–	$1,016,610	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$184,638	$(184,638)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	611,829	(611,829)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	13,043	– 0	–	(13,043)	– 0	–	– 0	–
Citibank, NA	421,739	(421,739)	– 0	–	– 0	–	– 0	–
Credit Suisse International	166,292	– 0	–	(166,292)	– 0	–	– 0	–
Deutsche Bank AG	245,554	(182,646)	– 0	–	– 0	–	62,908
Goldman Sachs Bank USA	351,795	(351,795)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	244,126	(17,755)	– 0	–	– 0	–	226,371
JPMorgan Chase Bank, NA	118,153	(118,153)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	1,976,398	(1,126,057)	(850,341)	– 0	–	– 0	–
State Street Bank & Trust Co.	103,604	(103,604)	– 0	–	– 0	–	– 0	–
UBS AG	104,922	(12,188)	– 0	–	– 0	–	92,734

Total	$4,542,093	$(3,130,404)	$(1,029,676)	$	– 0	–	$382,013	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
International
Distributions paid from:
Ordinary income	$43,037,255	$18,965,051
Long-term capital gains	26,457,898	– 0	–

Total distributions paid	$69,495,153	$18,965,051

Tax-Managed International
Distributions paid from:
Ordinary income	$51,208,202	$50,598,745

Total distributions paid	$51,208,202	$50,598,745

Emerging Markets
Distributions paid from:
Ordinary income	$16,035,424	$11,971,261
Long-term capital gains	75,001,782	– 0	–

Total distributions paid	$91,037,206	$11,971,261

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As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
International	$	– 0	–	$(61,885,883)	$107,594,183	$45,708,300
Tax-Managed International		$47,430,350		$(164,269,624)	$227,385,678	$110,546,404
Emerging Markets		$22,015,296		$(47,024,798)	$32,586,970	$7,577,468

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
International	$21,500,710	$40,385,173
Tax-Managed International	52,931,579	111,338,045
Emerging Markets	47,024,798	– 0	–

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are

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investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by

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buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Capitalization Risk—Investments in small and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when

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the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

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LIBOR Risk—A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

Share transactions for each Portfolio for the years ended September 30, 2019 and September 30, 2018, were as follows:

	International Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

International Class Shares
Shares sold	6,010,801	5,830,561	$93,715,857	$106,836,738

Shares issued to shareholders on reinvestment of dividends and distributions	3,362,767	689,746	49,735,330	12,511,988

Shares redeemed	(9,314,734)	(13,471,407)	(146,658,617)	(248,140,277)

Net increase (decrease)	58,834	(6,951,100)	$(3,207,430)	$(128,791,551)

Class A Shares
Shares sold	36,857	305,388	$571,997	$5,518,311

Shares issued to shareholders on reinvestment of dividends and distributions	10,008	15,447	146,912	275,584

Shares converted from Class B	160	245	2,572	4,415

Shares converted from Class C	6,944	8,152	110,137	146,306

Shares redeemed	(1,147,024)	(265,975)	(18,461,556)	(4,777,156)

Net increase (decrease)	(1,093,055)	63,257	$(17,629,938)	$1,167,460

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	International Portfolio
	Shares			Amount
	Year Ended 9/30/19	Year Ended 9/30/18		Year Ended 9/30/19	Year Ended 9/30/18

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends and distributions	5	– 0	–	$76	$	– 0	–

Shares converted to Class A	(156)	(239)		(2,572)		(4,415)

Shares redeemed	(8)	– 0	–	(124)		– 0	–

Net decrease	(159)	(239)		$(2,620)		$(4,415)

Class C Shares
Shares sold	13,115	13,613		$184,275		$251,212

Shares issued to shareholders on reinvestment of dividends and distributions	1,622	– 0	–	23,847		– 0	–

Shares converted to Class A	(6,959)	(8,116)		(110,137)		(146,306)

Shares redeemed	(6,415)	(18,065)		(100,818)		(327,223)

Net increase (decrease)	1,363	(12,568)		$(2,833)		$(222,317)

Class Z Shares
Shares sold	369,107	2,165,522		$5,950,000		$38,524,000

Shares issued to shareholders on reinvestment of dividends and distributions	1,155,874	244,149		16,806,400		4,358,062

Shares redeemed	(650,319)	(214,332)		(10,057,371)		(3,981,632)

Net increase	874,662	2,195,339		$12,699,029		$38,900,430

(a)	Class B was redeemed on July 5, 2019.

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	Tax-Managed International Portfolio
	Shares			Amount
	Year Ended 9/30/19	Year Ended 9/30/18		Year Ended 9/30/19	Year Ended 9/30/18

Tax-Managed International Class Shares
Shares sold	15,026,989	12,986,722		$241,771,263	$238,226,769

Shares issued to shareholders on reinvestment of dividends	2,265,632	1,949,586		34,777,446	35,365,491

Shares redeemed	(22,421,908)	(20,856,302)		(360,889,194)	(385,116,105)

Net decrease	(5,129,287)	(5,919,994)		$(84,340,485)	$(111,523,845)

Class A Shares
Shares sold	6,673	52,190		$102,654	$958,020

Shares issued to shareholders on reinvestment of dividends	1,922	1,154		29,056	20,640

Shares converted from Class B	74	55		1,171	1,004

Shares converted from Class C	0 (a)	– 0	–	1	– 0	–

Shares redeemed	(59,710)	(8,578)		(956,071)	(156,561)

Net increase (decrease)	(51,041)	44,821		$(823,189)	$823,103

Class B Shares
Shares issued to shareholders on reinvestment of dividends	1	1		$19	$17

Shares converted to Class A	(72)	(55)		(1,171)	(1,004)

Shares redeemed	0 (a)	0	(a)	(2)	(2)

Net decrease	(71)	(54)		$(1,154)	$(989)

Class C Shares
Shares sold	253	716		$4,000	$13,000

Shares issued to shareholders on reinvestment of dividends	69	– 0	–	1,063	– 0	–

Shares converted to Class A	0 (a)	– 0	–	(1)	– 0	–

Shares redeemed	(3,042)	(999)		(49,206)	(17,829)

Net decrease	(2,720)	(283)		$(44,144)	$(4,829)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

Class Z Shares
Shares sold	190,211	2,472,793	$3,070,000	$44,604,928

Shares issued to shareholders on reinvestment of dividends	501,727	367,702	7,581,088	6,570,826

Shares redeemed	(225,975)	(49,575)	(3,725,768)	(906,481)

Net increase	465,963	2,790,920	$6,925,320	$50,269,273

(a)	Share amount is less than one full share.

	Emerging Markets Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

Emerging Markets Class Shares
Shares sold	7,909,771	5,027,649	$199,791,076	$158,902,236

Shares issued to shareholders on reinvestment of dividends and distributions	2,436,516	273,652	58,062,180	8,650,126

Shares redeemed	(8,675,841)	(5,791,140)	(220,455,790)	(187,882,911)

Net increase (decrease)	1,670,446	(489,839)	$37,397,466	$(20,330,549)

Class Z Shares
Shares sold	230,652	571,269	$6,050,000	$17,999,860

Shares issued to shareholders on reinvestment of dividends and distributions	540,876	60,628	12,883,659	1,915,849

Shares redeemed	(246,937)	(51,878)	(6,417,398)	(1,812,282)

Net increase	524,591	580,019	$12,516,261	$18,103,427

At September 30, 2019, certain AllianceBernstein mutual funds owned 23%, 13% and 13% of International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 17.48	$ 17.84	$ 15.49	$ 14.47	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.15	.24	.18	.25^	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)	(.38)	2.44	.99	(1.03)

Total from investment operations	(.84)	(.14)	2.62	1.24	(.84)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.22)	(.27)	(.22)	(.32)

Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.65)	(.22)	(.27)	(.22)	(.32)

Net asset value, end of period	$ 15.99	$ 17.48	$ 17.84	$ 15.49	$ 14.47

Total Return

Total investment return based on net asset value(c)	(4.45)%	(.80)%	17.27%	8.62	%^	(5.47)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$3,792	$23,253	$22,599	$3,883	$4,172

Average net assets (000 omitted)	$5,610	$23,898	$7,637	$4,086	$4,436

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	1.07%	1.15%	1.14%	1.16	%+

Expenses, before waivers/reimbursements	1.27%	1.21%	1.38%	1.74%	2.12	%+

Net investment income(b)	.92%	1.31%	1.07%	1.70	%^	1.22	%+

Portfolio turnover rate	47%	45%	82%	77%	80%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 17.57	$ 17.84	$ 15.47	$ 14.44	$ 15.58

Income From Investment Operations

Net investment income(a)(b)	.12	.10	.07	.14^	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.09)	(.37)	2.44	.99	(1.02)

Total from investment operations	(.97)	(.27)	2.51	1.13	(.95)

Less: Dividends and Distributions

Dividends from net investment income	(.16)	– 0	–	(.14)	(.10)	(.19)

Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.69)	– 0	–	(.14)	(.10)	(.19)

Net asset value, end of period	$ 15.91	$ 17.57	$ 17.84	$ 15.47	$ 14.44

Total Return

Total investment return based on net asset value(c)	(5.15)%	(1.51)%	16.38%	7.81	%^	(6.13)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$672	$718	$953	$1,628	$1,838

Average net assets (000 omitted)	$717	$794	$1,241	$1,781	$2,130

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.80%	1.82%	1.90%	1.89%	1.90	%+

Expenses, before waivers/reimbursements	2.07%	1.97%	2.13%	2.51%	2.85	%+

Net investment income(b)	.80%	.56%	.44%	.95	%^	.45	%+

Portfolio turnover rate	47%	45%	82%	77%	80%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class Z
Year Ended September 30,	January 15, 2016(d) September 30, 2016
2019	2018	2017

Net asset value, beginning of period	$ 17.52	$ 17.86	$ 15.52	$ 13.76

Income From Investment Operations

Net investment income(a)(b)	.27	.28	.25	.30^

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.09)	(.37)	2.40	1.46

Total from investment operations	(.82)	(.09)	2.65	1.76

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.25)	(.31)	– 0	–

Distributions from net realized gain on investment transactions	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.84)	(.25)	(.31)	– 0	–

Net asset value, end of period	$ 15.86	$ 17.52	$ 17.86	$ 15.52

Total Return

Total investment return based on net asset value(c)	(4.25)%	(.53)%	17.48%	12.79	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$325,927	$344,654	$312,172	$160,704

Average net assets (000 omitted)	$322,724	$332,735	$192,728	$132,402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.82%	.84%	.92%	.92	%*

Expenses, before waivers/reimbursements	.83%	.86%	.98%	1.01	%*

Net investment income(b)	1.71%	1.54%	1.53%	2.92	%^*

Portfolio turnover rate	47%	45%	82%	77%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class A
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 17.52	$ 17.88	$ 15.57	$ 14.54	$ 15.71

Income From Investment Operations

Net investment income(a)(b)	.23	.27	.23	.26^	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	(.40)	2.36	1.00	(1.03)

Total from investment operations	(.80)	(.13)	2.59	1.26	(.83)

Less: Dividends

Dividends from net investment income	(.26)	(.23)	(.28)	(.23)	(.34)

Net asset value, end of period	$ 16.46	$ 17.52	$ 17.88	$ 15.57	$ 14.54

Total Return

Total investment return based on net asset value(c)	(4.45)%	(.74)%	16.98%	8.69%^	(5.37)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,629	$2,629	$1,882	$1,519	$1,410

Average net assets (000 omitted)	$2,115	$2,360	$1,630	$1,481	$1,518

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.01%	1.02%	1.10%	1.10%	1.12%+

Expenses, before waivers/reimbursements	1.21%	1.24%	1.28%	1.46%	1.61%+

Net investment income(b)	1.42%	1.47%	1.42%	1.76%^	1.26%+

Portfolio turnover rate	48%	46%	78%	69%	76%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class B
	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 17.72	$ 18.04	$ 15.69	$ 14.54		$ 15.73

Income From Investment Operations

Net investment income(a)(b)	.11	.10	.11	.14^		.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	(.36)	2.40	1.01		(1.04)

Total from investment operations	(.93)	(.26)	2.51	1.15		(.95)

Less: Dividends

Dividends from net investment income	(.08)	(.06)	(.16)	– 0	–	(.24)

Net asset value, end of period	$ 16.71	$ 17.72	$ 18.04	$ 15.69		$ 14.54

Total Return

Total investment return based on net asset value(c)	(5.19)%	(1.47)%	16.18%	7.91	%^	(6.09)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$3	$4	$5	$4		$16

Average net assets (000 omitted)	$3	$5	$5	$5		$17

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.78%	1.76%	1.83%	1.83%		1.85%+

Expenses, before waivers/reimbursements	2.27%	2.18%	2.33%	2.53%		2.30%+

Net investment income(b)	.69%	.54%	.67%	.94	%^	.56%+

Portfolio turnover rate	48%	46%	78%	69%		76%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
CLASS C	Class C
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 17.62	$ 17.88	$ 15.55	$ 14.52	$ 15.66

Income From Investment Operations

Net investment income(a)(b)	.12	.11	.08	.13^	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	(.37)	2.39	1.02	(1.04)

Total from investment operations	(.92)	(.26)	2.47	1.15	(.95)

Less: Dividends

Dividends from net investment income	(.13)	– 0	–	(.14)	(.12)	(.19)

Net asset value, end of period	$ 16.57	$ 17.62	$ 17.88	$ 15.55	$ 14.52

Total Return

Total investment return based on net asset value(c)	(5.18)%	(1.45)%	16.09%	7.95	%^	(6.10)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$125	$181	$188	$353	$424

Average net assets (000 omitted)	$150	$180	$280	$385	$426

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.76%	1.77%	1.85%	1.85%	1.86	%+

Expenses, before waivers/reimbursements	1.97%	2.00%	2.02%	2.24%	2.34	%+

Net investment income(b)	.72%	.60%	.49%	.90	%^	.57	%+

Portfolio turnover rate	48%	46%	78%	69%	76%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class Z
	Year Ended September 30,			January 15, 2016(d) September 30, 2016
	2019	2018	2017

Net asset value, beginning of period	$ 17.54	$ 17.91	$ 15.60	$ 13.84

Income From Investment Operations

Net investment income(a)(b)	.28	.29	.26	.31^

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)	(.37)	2.36	1.45

Total from investment operations	(.77)	(.08)	2.62	1.76

Less: Dividends
Dividends from net investment income	(.29)	(.29)	(.31)	– 0	–

Net asset value, end of period	$ 16.48	$ 17.54	$ 17.91	$ 15.60

Total Return

Total investment return based on net asset value(c)	(4.22)%	(.49)%	17.23%	12.72	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$429,820	$449,430	$409,005	$338,402

Average net assets (000 omitted)	$419,136	$444,386	$356,111	$278,926

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.78%	.79%	.87%	.87	%*

Expenses, before waivers/reimbursements	.78%	.81%	.92%	.95	%*

Net investment income(b)	1.75%	1.61%	1.63%	2.94	%^*

Portfolio turnover rate	48%	46%	78%	69%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Emerging Markets Portfolio
Class Z
Year Ended September 30,	January 15, 2016(d) September 30, 2016
2019	2018	2017

Net asset value, beginning of period	$ 28.43	$ 31.32	$ 26.27	$ 19.92

Income From Investment Operations

Net investment income(a)(b)	.57	.37	.26	.27^

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.93)	(2.92)	5.01	6.08

Contributions from affiliates(e)	.00	.00	.00	.00

Total from investment operations	(.36)	(2.55)	5.27	6.35

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.27)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(1.59)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(1.99)	(.34)	(.22)	– 0	–

Net asset value, end of period	$ 26.08	$ 28.43	$ 31.32	$ 26.27

Total Return

Total investment return based on net asset value(c)‡	(.66)%	(8.26	)%^^	20.28	%^^	31.88	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$176,887	$177,907	$177,853	$122,726

Average net assets (000 omitted)	$175,583	$189,542	$137,242	$95,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	1.07%	1.21%	1.22	%*

Expenses, before waivers/reimbursements	1.04%	1.08%	1.24%	1.25	%*

Net investment income(b)	2.21%	1.16%	.94%	1.62	%^*

Portfolio turnover rate	92%	65%	63%	71%

See footnote summary on page 107.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of distributions.

(e)	Amount is less than $.005.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$0.003	0.02%	0.02%
Tax-Managed International	$0.002	0.01%	0.01%
Emerging Markets	$0.007	0.03%	0.03%

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

‡

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB International Retail Class Shareholders of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2019. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
International	$46,252,973
Tax-Managed International	58,660,402
Emerging Markets	19,752,707

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2019, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
International	$3,215,718	$37,322,436
Tax-Managed International	7,452,200	87,094,792
Emerging Markets	3,717,283	45,575,496

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Kathleen Fisher*, President Bart Friedman(1)^ R. Jay Gerken(1)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Emilie D. Wrapp, Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only. For the AB Emerging Markets Portfolio, Class Z shares only.

*	Ms. Fisher is expected to retire on or about March 31, 2020.

^	Mr. Friedman is expected to retire on or about December 31, 2019.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
INTERESTED DIRECTOR

Kathleen M. Fisher,*** + c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2017)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2014. She has been the Head of Wealth and Investment Strategies of the Adviser’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	19	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,# ^ 68 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,#† 74 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2014 until 2017.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc. Where he serves as Lead Director

R. Jay Gerken,# 68 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001; and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,# 53 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 66 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on the leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19

Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 70 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA- Bank, FSB

*	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Ms. Fisher is expected to retire on or about March 31, 2020.

†	Mr. Friedman is expected to retire on or about December 31, 2019.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Kathleen M. Fisher 65	President	See biography above.

Sharon E. Fay, 59	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2014. She is also Co-Head of Equities, having served as Head of Equities from 2010 until 2019, and is a member of the Operating Committee.

Henry S. D’Auria, 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Kent W. Hargis, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Laurent Saltiel, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Avi Lavi, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Mark Phelps, 60	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser**, with which he has associated since December 2014.

Daniel C. Roarty, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Nelson Yu, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of in AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion
Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0151-0919

SEP    09.30.19

ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

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Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

ANNUAL REPORT

November 14, 2019

This report provides management’s discussion of fund performance for AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the annual reporting period ended September 30, 2019.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months		12 Months

AB INTERMEDIATE DURATION PORTFOLIO

Class A Shares	1.71%	[2]	—

Advisor Class Shares[1]	1.76%	[2]	—

Class Z Shares[1]	1.95%	[2]	—

Bloomberg Barclays US Aggregate Bond Index	2.18%	[2]	—

	6 Months		12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	1.63%		3.44%

Class B Shares[3]	1.53%		2.99%

Class C Shares	1.61%		3.24%

ICE BofA ML 1-3 Year US Treasury Index	2.02%		4.36%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Since inception on 7/22/2019.

3	Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg Barclays US Aggregate Bond Index for Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended September 30, 2019. The inception date for these retail share classes of Intermediate Duration Portfolio was July 22, 2019; due to limited performance history, there is no discussion of comparison to the benchmark for this Portfolio.

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During the 12-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning was a slight detractor, relative to the benchmark, offset by an off-benchmark country allocation to Japan. Sector positioning contributed to performance, helped most by an exposure to commercial mortgage-backed securities (“CMBS”). Neither currency positioning nor security decisions had a meaningful impact on performance.

During the six-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Yield-curve positioning was a slight detractor in the period, offset partially by an off- benchmark country allocation to Japan. Sector positioning contributed to performance, helped most by an exposure to CMBS. Neither currency positioning nor security decisions had a meaningful impact on performance.

During both periods, the Short Duration Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended September 30, 2019. After holding rates steady in early 2019, the US Federal Reserve lowered interest rates in July and September, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade war. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates for a second time to a new low, as well, while the Bank of Japan issued guidance that interest rates would remain low well into 2020. The Bank of Canada maintained interest rates as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and is falling in emerging markets.

Heavy investor demand for sovereign debt increased negative-yielding bonds to over US$17 trillion. Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. However, various geopolitical risks remained, including escalating Hong Kong demonstrations, the possibility of a hard Brexit, a potential US–European Union trade conflict and the prospect of a global currency war. The US dollar remained strong as a safe haven during this period of increased global growth uncertainty.

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INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

(continued on next page)

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SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index and ICE BofA ML® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

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DISCLOSURES AND RISKS (continued)

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty,

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DISCLOSURES AND RISKS (continued)

derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests

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DISCLOSURES AND RISKS (continued)

in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

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DISCLOSURES AND RISKS (continued)

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

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DISCLOSURES AND RISKS (continued)

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Intermediate Duration Portfolio has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

7/22/20191 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Duration Portfolio Class A shares (from 7/22/20191 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/22/2019.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.87%

Since inception[2]	1.71%	-2.60%

ADVISOR CLASS SHARES[3]			1.15%

Since inception[2]	1.76%	1.76%

CLASS Z SHARES[3]			2.28%

Since inception[2]	1.95%	1.95%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since inception[2]	-2.60%

ADVISOR CLASS SHARES[3]

Since inception[2]	1.76%

CLASS Z SHARES[3]

Since inception[2]	1.95%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 0.62% and 0.48% for Class A, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.90%

1 Year	3.44%	-0.94%

5 Years	0.82%	-0.05%

10 Years	0.90%	0.46%

CLASS B SHARES			-0.12%

1 Year	2.99%	-0.01%

5 Years	0.49%	0.49%

10 Years[2]	0.65%	0.65%

CLASS C SHARES			0.18%

1 Year	3.24%	2.24%

5 Years	0.61%	0.61%

10 Years	0.59%	0.59%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.94%

5 Years	-0.05%

10 Years	0.46%

CLASS B SHARES

1 Year	-0.01%

5 Years	0.49%

10 Years[2]	0.65%

CLASS C SHARES

1 Year	2.24%

5 Years	0.61%

10 Years	0.59%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98%, 1.93% and 1.74% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB BOND FUNDS | 15

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 | AB BOND FUNDS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value July 23, 2019‡	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.10	$3.87	2.00%
Hypothetical**	$1,000	$1,005.75	$3.85	2.00%
Advisor Class
Actual	$1,000	$1,017.60	$3.39	1.75%
Hypothetical**	$1,000	$1,006.23	$3.37	1.75%
Class Z
Actual	$1,000	$1,019.50	$1.49	0.77%
Hypothetical**	$1,000	$1,008.11	$1.48	0.77%

Short Duration Plus Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period+	Annualized Expense Ratio+
Class A
Actual	$1,000	$1,016.30	$4.80	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class B
Actual	$1,000	$1,015.30	$6.82	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Class C
Actual	$1,000	$1,016.10	$5.86	1.16%
Hypothetical**	$1,000	$1,019.25	$5.87	1.16%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the since inception year period).

**	Assumes 5% annual return before expenses.

+	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

‡	Commencement of distibutions

abfunds.com	AB BOND FUNDS | 17

PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,416.5

1

All data are as of September 30, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Emerging Markets–Sovereigns and Emerging Markets–Treasuries.

18 | AB BOND FUNDS	abfunds.com

PORTFOLIO SUMMARY

SHORT DURATION PLUS PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $251.9

1

All data are as of September 30, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB BOND FUNDS | 19

PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

September 30, 2019

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 24.4%
Industrial – 12.6%
Basic – 0.8%
Alpek SAB de CV 4.25%, 9/18/29(a)	U.S.$	449	$452,817
Dow Chemical Co. (The) 3.00%, 11/15/22		6	6,119
DuPont de Nemours, Inc. 4.205%, 11/15/23		4,915	5,267,553
4.493%, 11/15/25		4,913	5,430,830
Eastman Chemical Co. 3.80%, 3/15/25		2,282	2,391,308
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,744,762
Orbia Advance Corp. SAB de CV 4.00%, 10/04/27(a)		3,400	3,445,687
4.875%, 9/19/22(a)		1,519	1,594,001
Suzano Austria GmbH 6.00%, 1/15/29		4,928	5,319,776

			26,652,853

Capital Goods – 0.4%
Boeing Co. (The) 1.65%, 10/30/20		15	14,920
Caterpillar Financial Services Corp. 2.00%, 3/05/20		13	12,995
Embraer Netherlands Finance BV 5.40%, 2/01/27		4,960	5,621,850
General Electric Co. 0.875%, 5/17/25	EUR	2,271	2,493,347
United Technologies Corp. 3.95%, 8/16/25	U.S.$	6,049	6,623,473

			14,766,585

Communications - Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		2,455	2,694,608
5.05%, 3/30/29		6,450	7,208,133
Comcast Corp. 4.15%, 10/15/28		4,460	4,998,902
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,401	2,438,119

20 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Time Warner Cable LLC 4.00%, 9/01/21	U.S.$	18	$18,426
4.125%, 2/15/21		3,143	3,198,662
4.50%, 9/15/42		2,370	2,323,714

			22,880,564

Communications - Telecommunications – 1.9%
AT&T, Inc. 3.40%, 5/15/25		22,024	22,982,264
3.60%, 7/15/25		6,420	6,751,079
4.35%, 3/01/29		6,400	7,077,440
4.55%, 3/09/49		3,820	4,128,389
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		6,740	7,159,498
Verizon Communications, Inc. 4.862%, 8/21/46		2,993	3,651,879
5.012%, 4/15/49		4,322	5,418,578
Vodafone Group PLC 3.75%, 1/16/24		2,639	2,778,999
4.125%, 5/30/25		5,820	6,290,838

			66,238,964

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,753,621
General Motors Financial Co., Inc. 4.00%, 1/15/25		2,955	3,033,426
4.30%, 7/13/25		1,405	1,458,010
5.10%, 1/17/24		6,170	6,634,169

			15,879,226

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/48		2,311	2,689,080

Consumer Non-Cyclical – 2.7%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		9,040	11,821,156
BAT Capital Corp. 3.215%, 9/06/26		7,377	7,301,533
Bayer US Finance LLC 2.375%, 10/08/19(a)		5,300	5,299,947
Becton Dickinson and Co. 3.734%, 12/15/24		1,826	1,931,689

abfunds.com	AB BOND FUNDS | 21

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Biogen, Inc. 4.05%, 9/15/25	U.S.$	7,188	$7,790,283
Celgene Corp. 2.875%, 8/15/20		7	7,037
Cigna Corp. 3.75%, 7/15/23		2,272	2,377,648
4.125%, 11/15/25		2,682	2,884,142
4.375%, 10/15/28		3,600	3,944,520
CVS Health Corp. 3.25%, 8/15/29		1,721	1,729,175
4.10%, 3/25/25		4,035	4,309,945
4.30%, 3/25/28		4,035	4,360,786
Kraft Heinz Foods Co. 3.75%, 4/01/30(a)		3,793	3,826,758
3.95%, 7/15/25		426	445,319
Medtronic, Inc. 3.50%, 3/15/25		4,034	4,324,972
Mylan NV 3.95%, 6/15/26		6,825	7,052,272
Reynolds American, Inc. 6.875%, 5/01/20		1,300	1,333,540
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		378	390,285
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		6,627	7,143,442
Tyson Foods, Inc. 3.95%, 8/15/24		5,908	6,320,260
4.00%, 3/01/26		763	826,047
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		3,400	3,405,746
Zoetis, Inc. 3.45%, 11/13/20		2,422	2,451,645

			91,278,147

Energy – 3.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27		3,909	4,018,257
Cenovus Energy, Inc. 3.00%, 8/15/22		4,694	4,729,205
5.70%, 10/15/19		630	630,069
Energy Transfer Operating LP 4.65%, 6/01/21		6	6,180
4.75%, 1/15/26		6,615	7,172,975
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,266,456

22 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Eni SpA 4.25%, 5/09/29(a)	U.S.$	3,228	$3,537,953
Enterprise Products Operating LLC 3.35%, 3/15/23		11	11,384
5.20%, 9/01/20		2,133	2,191,572
Hess Corp. 4.30%, 4/01/27		5,930	6,188,192
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		7	7,218
Kinder Morgan, Inc./DE 3.15%, 1/15/23		5,150	5,270,974
Marathon Oil Corp. 3.85%, 6/01/25		10,900	11,334,256
Marathon Petroleum Corp. 5.125%, 3/01/21-12/15/26		7,673	8,617,809
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	14,083
Newfield Exploration Co. 5.625%, 7/01/24		3,110	3,431,605
Noble Energy, Inc. 3.90%, 11/15/24		6,369	6,672,356
Occidental Petroleum Corp. 2.90%, 8/15/24		5,750	5,789,388
3.20%, 8/15/26		889	895,854
ONEOK, Inc. 4.00%, 7/13/27		394	413,818
4.35%, 3/15/29		4,164	4,459,019
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23		5,792	5,791,710
3.60%, 11/01/24		8,819	9,040,004
3.85%, 10/15/23		2,600	2,688,530
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		4,443	4,899,607
5.875%, 6/30/26		1,000	1,146,970
Sunoco Logistics Partners Operations LP 4.00%, 10/01/27		5,150	5,339,829
Western Midstream Operating LP 4.50%, 3/01/28		2,025	1,958,560
4.75%, 8/15/28		1,275	1,253,606
Williams Cos., Inc. (The) 3.35%, 8/15/22		7	7,157
4.125%, 11/15/20		4,549	4,620,874
4.30%, 3/04/24		3,115	3,310,996
4.50%, 11/15/23		6,712	7,182,377

			123,898,843

abfunds.com	AB BOND FUNDS | 23

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)	U.S.$	3,311	$3,569,258

Services – 0.5%
Expedia Group, Inc. 3.80%, 2/15/28		5,946	6,223,797
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,836,423
Total System Services, Inc. 4.00%, 6/01/23		2,747	2,881,603

			15,941,823

Technology – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		1,353	1,382,861
3.875%, 1/15/27		3,605	3,621,583
Broadcom, Inc. 3.625%, 10/15/24(a)		2,625	2,671,725
4.25%, 4/15/26(a)		2,925	3,021,496
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		1,615	1,817,198
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		5,868	5,867,882
KLA Corp. 4.65%, 11/01/24		6,404	7,049,459
Lam Research Corp. 2.80%, 6/15/21		2,639	2,670,035
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(a)		2,078	2,180,861
Seagate HDD Cayman 4.75%, 1/01/25		1,775	1,834,551
Western Digital Corp. 4.75%, 2/15/26		5,367	5,526,078

			37,643,729

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(a)		471	501,762
5.875%, 7/05/34(a)		2,233	2,446,880

			2,948,642

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		4,975	5,086,937

			429,474,651

24 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 11.2%
Banking – 9.9%
ABN AMRO Bank NV 4.75%, 7/28/25(a)	U.S.$	1,171	$1,260,804
AIB Group PLC 4.263%, 4/10/25(a)		6,275	6,519,850
4.75%, 10/12/23(a)		572	604,718
American Express Co. Series C 4.90%, 3/15/20(b)		1,130	1,130,463
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(a)		405	432,390
Banco Santander SA 3.50%, 4/11/22		5,600	5,748,176
5.179%, 11/19/25		8,800	9,707,808
Bank of America Corp. 5.00%, 5/13/21		10	10,442
Series DD 6.30%, 3/10/26(b)		1,628	1,839,445
Series L 3.95%, 4/21/25		4,925	5,217,496
Series V 5.526% (LIBOR 3 Month + 3.39%), 10/28/19(b)(c)		206	206,257
Series Z 6.50%, 10/23/24(b)		2,548	2,834,217
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		3,625	3,651,535
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		1,250	1,450,137
Barclays PLC 5.088%, 6/20/30		4,380	4,577,582
BB&T Corp. 2.625%, 6/29/20		3,100	3,111,067
BBVA USA 2.875%, 6/29/22		8,460	8,559,320
5.50%, 4/01/20		14,784	15,009,160
BNP Paribas SA 2.375%, 5/21/20		2,500	2,507,525
4.375%, 9/28/25-5/12/26(a)		6,625	7,044,363
BPCE SA 2.75%, 1/11/23(a)		1,822	1,850,605
5.70%, 10/22/23(a)		1,991	2,196,232
Capital One Financial Corp. 3.30%, 10/30/24		8,359	8,648,138

abfunds.com	AB BOND FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 3.875%, 3/26/25	U.S.$	14,634	$15,384,139
4.50%, 1/14/22		11	11,568
Citizens Bank NA/Providence RI 2.25%, 3/02/20		2,370	2,369,005
Commonwealth Bank of Australia 4.50%, 12/09/25(a)		658	708,166
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		2,330	2,332,167
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,646,517
4.375%, 8/04/25		6,380	6,879,745
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		3,345	3,346,204
Credit Agricole SA/London 2.75%, 6/10/20(a)		2,200	2,210,010
3.25%, 10/04/24(a)		1,287	1,324,143
3.375%, 1/10/22(a)		576	588,724
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		7,155	7,471,323
4.55%, 4/17/26		5,635	6,200,529
Danske Bank A/S 3.244%, 12/20/25(a)		2,594	2,615,452
Discover Bank 4.682%, 8/09/28		2,264	2,366,401
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,871,690
3.75%, 5/22/25		2,661	2,815,498
3.85%, 7/08/24		10,315	10,928,020
5.25%, 7/27/21		6	6,323
5.75%, 1/24/22		14	15,085
Series D 6.00%, 6/15/20		6,177	6,341,061
HSBC Bank USA NA 4.875%, 8/24/20		3,370	3,450,273
HSBC Holdings PLC 4.25%, 3/14/24		6,161	6,477,306
4.292%, 9/12/26		3,341	3,581,853
4.30%, 3/08/26		4,000	4,326,880
ING Bank NV 5.80%, 9/25/23(a)		7,692	8,540,351
ING Groep NV 6.875%, 4/16/22(a)(b)		2,028	2,133,740

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	6,204	$6,385,715
JPMorgan Chase & Co. 3.22%, 3/01/25		8,425	8,720,717
3.54%, 5/01/28		12,095	12,747,041
4.50%, 1/24/22		20	21,083
Series FF 5.00%, 8/01/24(b)		4,553	4,676,751
KeyBank NA/Cleveland OH 2.25%, 3/16/20		2,100	2,101,848
Lloyds Banking Group PLC 4.582%, 12/10/25		8,085	8,498,063
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		4,600	4,629,440
Morgan Stanley 5.00%, 11/24/25		5,000	5,609,550
7.25%, 4/01/32		15	21,373
Series G 3.75%, 2/25/23		8	8,369
4.35%, 9/08/26		8,591	9,304,139
MUFG Bank Ltd. 2.30%, 3/05/20(a)		1,400	1,400,840
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		2,330	2,340,345
Nationwide Building Society 4.00%, 9/14/26(a)		8,284	8,466,165
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		5	5,053
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,385	8,987,546
Santander UK Group Holdings PLC 3.571%, 1/10/23		6,800	6,898,872
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,406,575
Standard Chartered PLC 4.247%, 1/20/23(a)		3,212	3,325,384
5.20%, 1/26/24(a)		3,782	4,064,856
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,744,645
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		4,794	5,162,659
US Bancorp Series J 5.30%, 4/15/27(b)		3,485	3,723,165

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 3.069%, 1/24/23	U.S.$	6,527	$6,644,943
3.75%, 1/24/24		6,552	6,925,661

			336,880,701

Finance – 0.4%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		5,362	5,471,492
4.418%, 11/15/35		2,843	2,982,250
Synchrony Financial 4.50%, 7/23/25		6,600	7,040,088

			15,493,830

Insurance – 0.6%
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		2,851	3,633,058
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		1,034	1,051,051
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,837,324
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,058	3,511,874
New York Life Global Funding 1.95%, 2/11/20(a)		400	399,872
Prudential Financial, Inc. 4.50%, 11/15/20		15	15,403
5.70%, 9/15/48		3,250	3,594,987
Voya Financial, Inc. 5.65%, 5/15/53		1,693	1,781,425

			20,824,994

REITS – 0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202	210,314
Welltower, Inc. 4.00%, 6/01/25		10,111	10,804,514

			11,014,828

			384,214,353

Utility – 0.6%
Electric – 0.6%
Dominion Energy, Inc. Series C 2.00%, 8/15/21		2	1,994
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,107

28 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Enel Chile SA 4.875%, 6/12/28	U.S.$	4,545	$5,069,095
Exelon Generation Co. LLC 2.95%, 1/15/20		4,261	4,266,667
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		7,000	7,693,437
TECO Finance, Inc. 5.15%, 3/15/20		3,625	3,669,153

			20,704,453

Total Corporates – Investment Grade (cost $792,322,078)			834,393,457

GOVERNMENTS – TREASURIES – 23.1%
Malaysia – 0.3%
Malaysia Government Bond Series 0117 3.882%, 3/10/22	MYR	35,334	8,590,516

United States – 22.8%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	12,530	12,849,123
2.50%, 2/15/45-5/15/46		25,872	27,855,370
3.00%, 5/15/45-2/15/49		81,259	96,444,258
3.375%, 5/15/44		5,710	7,113,680
3.50%, 2/15/39		4,254	5,328,135
3.75%, 11/15/43		10,205	13,424,359
4.375%, 2/15/38-11/15/39		49,130	68,866,849
4.50%, 2/15/36		4,048	5,580,629
4.75%, 2/15/37		4,156	5,955,418
5.50%, 8/15/28		10,214	13,442,582
U.S. Treasury Notes 1.125%, 3/31/20		29,822	29,710,168
1.375%, 8/31/20-4/30/21		56,541	56,302,332
1.625%, 11/30/20-4/30/23		6,664	6,673,855
1.75%, 10/31/20		21,648	21,634,470
1.75%, 11/30/21-6/30/24(d)		20,616	20,748,572
1.875%, 1/31/22(d)		9,965	10,021,053
2.00%, 8/15/25		3,895	3,982,029
2.125%, 8/15/21		113,051	113,969,539
2.25%, 4/30/21-2/15/27		90,651	92,016,019
2.375%, 8/15/24(d)		13,096	13,584,950
2.625%, 2/15/29		58,429	63,249,609
2.875%, 8/15/28		7,464	8,206,901
3.50%, 5/15/20		80,832	81,640,320

			778,600,220

Total Governments – Treasuries (cost $750,182,636)			787,190,736

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 19.0%
Agency Fixed Rate 30-Year – 17.6%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 8/01/33	U.S.$	1		$1,331
Series 2007 5.50%, 7/01/35		1,068		1,191,748
Series 2016 4.00%, 2/01/46		11,425		12,219,668
Series 2017 4.00%, 7/01/44		9,346		9,990,374
Series 2018 4.00%, 8/01/48-12/01/48		23,995		25,323,889
4.50%, 10/01/48-11/01/48		35,065		37,582,844
5.00%, 9/01/48-11/01/48		10,844		11,744,510
Federal National Mortgage Association Series 2001 6.50%, 8/01/31		2		2,462
Series 2002 6.50%, 9/01/32		0	**	192
Series 2003 5.50%, 4/01/33-11/01/33		3,124		3,476,300
Series 2004 5.50%, 4/01/34-11/01/34		2,742		3,064,592
6.50%, 8/01/34		2		2,556
Series 2005 5.50%, 2/01/35		2,461		2,748,499
Series 2006 5.50%, 4/01/36		455		508,783
Series 2007 5.50%, 9/01/36		957		1,071,627
Series 2008 6.00%, 3/01/37		6		7,157
Series 2010 4.00%, 12/01/40		5,640		6,028,761
Series 2013 4.00%, 10/01/43		17,462		18,594,828
Series 2015 3.00%, 5/01/45-8/01/45		23,947		24,567,484
Series 2017 3.50%, 11/01/47-1/01/48		38,918		40,235,769
Series 2018 3.50%, 2/01/48-5/01/48		175,863		181,614,036
4.00%, 8/01/48-12/01/48		34,548		36,438,388
4.50%, 9/01/48		31,318		33,573,032

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2019 3.50%, 10/01/49, TBA	U.S.$	67,025	$68,752,985
3.50%, 8/01/49		4,812	5,001,587
3.50%, 11/01/49, TBA		33,400	34,263,704
4.00%, 6/01/49		18,264	19,338,772
Government National Mortgage Association Series 2016 3.00%, 4/20/46-12/20/46		11,342	11,692,788
Series 2019 3.00%, 10/01/49, TBA		10,250	10,516,660

			599,555,326

Agency Fixed Rate 15-Year – 1.4%
Federal National Mortgage Association Series 2012 2.50%, 4/01/27		27	26,893
Series 2016 2.50%, 2/01/31-1/01/32		42,812	43,298,177
Series 2017 2.50%, 1/01/32-2/01/32		5,855	5,921,961

			49,247,031

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2009 4.50%, 7/01/29-10/01/29		669	713,495

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 5.03% (LIBOR 12 Month + 2.11%), 12/01/36(c)		1	576
Series 2007 5.225% (LIBOR 12 Month + 2.10%), 3/01/37(c)		1	629

			1,205

Total Mortgage Pass-Throughs (cost $635,096,192)			649,517,057

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.9%
Non-Agency Fixed Rate CMBS – 7.0%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		8,525	9,170,040

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58	U.S.$	3,655	$3,850,432
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,887,845
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,816,919
Series 2015-GC35, Class A4 3.818%, 11/10/48		3,530	3,831,427
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141	12,801,450
Series 2016-GC36, Class A5 3.616%, 2/10/49		3,982	4,283,298
Series 2018-B2, Class A4 4.009%, 3/10/51		5,890	6,587,786
Commercial Mortgage Trust Series 2012-CR3, Class E 4.91%, 10/15/45(a)		3,938	3,773,390
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		2,288	2,278,935
Series 2015-CR24, Class A5 3.696%, 8/10/48		3,925	4,216,389
Series 2015-DC1, Class A5 3.35%, 2/10/48		6,250	6,560,969
Series 2015-PC1, Class A5 3.902%, 7/10/50		7,135	7,706,794
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		3,451	3,657,112
Series 2015-C3, Class A4 3.718%, 8/15/48		6,101	6,540,027
Series 2015-C4, Class A4 3.808%, 11/15/48		7,715	8,343,286
Series 2016-C5, Class XA 1.156%, 11/15/48(e)		40,081	1,649,015
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		10,165	10,162,641
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		370	367,255
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,967,462

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.554%, 8/15/46(a)	U.S.$	1,285	$1,309,656
Series 2012-C6, Class E 5.319%, 5/15/45(a)		3,967	3,810,203
Series 2014-C20, Class A5 3.805%, 7/15/47		9,950	10,625,200
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.859%, 8/15/46(a)		2,527	2,486,809
Series 2014-C21, Class A5 3.775%, 8/15/47		6,300	6,728,360
Series 2015-C30, Class A5 3.822%, 7/15/48		3,820	4,137,222
Series 2015-C31, Class A3 3.801%, 8/15/48		9,802	10,611,448
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		1,466	853,912
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		6,295	6,313,809
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)		3,478	3,295,352
Series 2016-UB12, Class A4 3.596%, 12/15/49		6,180	6,653,318
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		7,900	9,000,633
Series 2018-C8, Class A4 3.983%, 2/15/51		6,400	7,101,617
Series 2018-C9, Class A4 4.117%, 3/15/51		10,270	11,525,862
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		9,507	9,692,664
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.616%, 9/15/48		5,778	6,025,090
Series 2016-C35, Class XA 2.119%, 7/15/48(e)		24,037	2,443,702
Series 2018-C43, Class A4 4.012%, 3/15/51		4,550	5,059,095

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.338%, 3/15/45(a)(e)	U.S.$	70,124	$2,362,163
Series 2014-C19, Class A5 4.101%, 3/15/47		1,600	1,722,446
Series 2014-C21, Class A5 3.678%, 8/15/47		6,200	6,588,790

			240,799,823

Non-Agency Floating Rate CMBS – 1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.928% (LIBOR 1 Month + 0.90%), 4/15/35(a)(c)		3,638	3,632,182
Series 2018-KEYS, Class A 3.028% (LIBOR 1 Month + 1.00%), 5/15/35(a)(c)		7,150	7,140,977
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.028% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)		10,570	10,573,118
BHMS Series 2018-ATLS, Class A 3.278% (LIBOR 1 Month + 1.25%), 7/15/35(a)(c)		5,580	5,580,331
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.848% (LIBOR 1 Month + 0.82%), 6/15/35(a)(c)		4,000	3,979,905
BX Trust Series 2018-EXCL, Class A 3.115% (LIBOR 1 Month + 1.09%), 9/15/37(a)(c)		5,730	5,719,654
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.087% (LIBOR 1 Month + 1.03%), 11/19/35(a)(c)		5,912	5,914,150
Great Wolf Trust Series 2017-WOLF, Class A 2.878% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)		5,685	5,683,247
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.228% (LIBOR 1 Month + 1.20%), 6/15/38(a)(c)		1,456	1,456,435

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2019-SMP, Class A 3.29% (LIBOR 1 Month + 1.15%), 8/15/32(a)(c)	U.S.$	1,700	$1,699,984
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978% (LIBOR 1 Month + 1.95%), 11/15/26(c)(g)		2,464	2,462,824
Starwood Retail Property Trust Series 2014-STAR, Class A 3.248% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		9,880	9,860,066

			63,702,873

Total Commercial Mortgage-Backed Securities (cost $296,922,462)			304,502,696

INFLATION-LINKED SECURITIES – 7.3%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	3,570,527	34,392,303

United States – 6.3%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/26 (TIPS)	U.S.$	164,988	163,951,983
0.375%, 7/15/25 (TIPS)		44,680	45,252,195
0.75%, 7/15/28 (TIPS)		6,535	6,857,787

			216,061,965

Total Inflation-Linked Securities (cost $247,649,434)			250,454,268

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.8%
Risk Share Floating Rate – 4.3%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.368% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)		1,763	1,766,775
Series 2018-3A, Class M1B 3.868% (LIBOR 1 Month + 1.85%), 10/25/27(a)(c)		3,230	3,239,554
Series 2019-2A, Class M1C 4.018% (LIBOR 1 Month + 2.00%), 4/25/29(a)(c)		4,163	4,155,229

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(a)(c)	U.S.$	3,489	$3,492,848
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		575	575,455
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.418% (LIBOR 1 Month + 2.40%), 4/25/31(a)(c)		3,743	3,779,679
Series 2019-R02, Class 1M2 4.318% (LIBOR 1 Month + 2.30%), 8/25/31(a)(c)		1,627	1,637,411
Series 2019-R03, Class 1M2 4.168% (LIBOR 1 Month + 2.15%), 9/25/31(a)(c)		1,140	1,145,337
Series 2019-R05, Class 1M2 4.018% (LIBOR 1 Month + 2.00%), 7/25/39(a)(c)		2,456	2,462,447
Eagle RE Ltd. Series 2018-1, Class M2 5.018% (LIBOR 1 Month + 3.00%), 11/25/28(a)(c)		617	619,263
Federal Home Loan Mortgage Corp. Series 2019-FTR2, Class M2 4.345% (LIBOR 1 Month + 2.15%), 11/25/48(a)(c)		2,742	2,742,142
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/23(c)		8,039	8,650,883
Series 2014-DN3, Class M3 6.018% (LIBOR 1 Month + 4.00%), 8/25/24(c)		6,732	7,048,714
Series 2014-HQ3, Class M3 6.768% (LIBOR 1 Month + 4.75%), 10/25/24(c)		3,139	3,332,034
Series 2015-DNA2, Class M2 4.618% (LIBOR 1 Month + 2.60%), 12/25/27(c)		1,415	1,421,642
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(c)		1,427	1,433,340
Series 2017-DNA1, Class M2 5.268% (LIBOR 1 Month + 3.25%), 7/25/29(c)		3,000	3,145,101

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA2, Class M2 5.468% (LIBOR 1 Month + 3.45%), 10/25/29(c)	U.S.$	1,510	$1,594,120
Series 2017-DNA3, Class M2 4.518% (LIBOR 1 Month + 2.50%), 3/25/30(c)		2,175	2,221,440
Series 2017-HQA2, Class M2 4.668% (LIBOR 1 Month + 2.65%), 12/25/29(c)		1,400	1,435,778
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 7/25/24(c)		2,114	2,219,074
Series 2014-C04, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 11/25/24(c)		2,424	2,591,185
Series 2015-C01, Class 1M2 6.318% (LIBOR 1 Month + 4.30%), 2/25/25(c)		2,313	2,450,931
Series 2015-C01, Class 2M2 6.568% (LIBOR 1 Month + 4.55%), 2/25/25(c)		1,913	1,983,954
Series 2015-C02, Class 2M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(c)		2,012	2,078,160
Series 2015-C03, Class 1M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(c)		4,255	4,596,649
Series 2015-C03, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(c)		3,947	4,178,861
Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(c)		1,424	1,563,043
Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(c)		5,265	5,623,163
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(c)		5,312	5,854,365
Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(c)		3,565	3,846,135

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1M2 8.018% (LIBOR 1 Month + 6.00%), 9/25/28(c)	U.S.$	4,330	$4,720,760
Series 2016-C03, Class 2M2 7.918% (LIBOR 1 Month + 5.90%), 10/25/28(c)		7,872	8,491,865
Series 2016-C05, Class 2M2 6.468% (LIBOR 1 Month + 4.45%), 1/25/29(c)		6,045	6,354,188
Series 2017-C01, Class 1M2 5.568% (LIBOR 1 Month + 3.55%), 7/25/29(c)		2,800	2,942,746
Series 2017-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 10/25/29(c)		2,860	2,972,908
Series 2019-R04, Class 2M2 4.504% (LIBOR 1 Month + 2.10%), 6/25/39(a)(c)		3,751	3,765,290
Home Re Ltd. Series 2018-1, Class M1 4.03% (LIBOR 1 Month + 1.60%), 10/25/28(a)(c)		2,552	2,571,093
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/24(c)(g)		772	816,576
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		2,136	2,142,071
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14% (LIBOR 1 Month + 2.00%), 3/27/24(c)(g)		2,135	2,134,099
Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(c)(g)		3,778	3,791,316
Radnor Re Ltd. Series 2019-1, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 2/25/29(a)(c)		2,146	2,155,027
Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(a)(c)		4,356	4,351,483

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

STACR Trust Series 2019-DNA3, Class M2 4.35% (LIBOR 1 Month + 2.05%), 7/25/49(a)(c)	U.S.$	541	$542,735
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268% (LIBOR 1 Month + 5.25%), 11/25/25(c)(g)		3,243	3,651,462
Series 2015-WF1, Class 2M2 7.518% (LIBOR 1 Month + 5.50%), 11/25/25(c)(g)		1,051	1,208,007

			145,496,338

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.073% (6.10%-LIBOR 1 Month), 12/15/44(c)(h)		17,364	3,244,908
Series 4585, Class DS 3.973% (6.00%-LIBOR 1 Month), 5/15/46(c)(h)		9,040	1,960,239
Series 4693, Class SL 4.123% (6.15%-LIBOR 1 Month), 6/15/47(c)(h)		6,035	1,226,618
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.522% (6.54%-LIBOR 1 Month), 12/25/41(c)(h)		9,239	1,961,496
Series 2012-70, Class SA 4.532% (6.55%-LIBOR 1 Month), 7/25/42(c)(h)		16,283	3,701,338
Series 2014-17, Class SA 4.032% (6.05%-LIBOR 1 Month), 4/25/44(c)(h)		15,250	2,996,567
Series 2015-26, Class SH 4.432% (6.45%-LIBOR 1 Month), 5/25/45(c)(h)		13,231	2,611,188
Series 2016-106, Class ES 3.982% (6.00%-LIBOR 1 Month), 1/25/47(c)(h)		7,721	1,428,954
Series 2017-16, Class SG 4.032% (6.05%-LIBOR 1 Month), 3/25/47(c)(h)		16,211	2,996,855

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2017-62, Class AS 4.132% (6.15%-LIBOR 1 Month), 8/25/47(c)(h)	U.S.$	10,383	$1,765,130
Series 2017-81, Class SA 4.182% (6.20%-LIBOR 1 Month), 10/25/47(c)(h)		15,649	3,162,829
Series 2017-97, Class SW 4.182% (6.20%-LIBOR 1 Month), 12/25/47(c)(h)		11,957	2,685,338
Government National Mortgage Association Series 2017-122, Class SA 4.156% (6.20%-LIBOR 1 Month), 8/20/47(c)(h)		12,385	2,436,772
Series 2017-134, Class MS 4.156% (6.20%-LIBOR 1 Month), 9/20/47(c)(h)		12,015	2,550,267
Series 2017-43, Class ST 3.615% (6.10%-LIBOR 1 Month), 3/20/47(c)(h)		15,583	2,885,754

			37,614,253

Non-Agency Fixed Rate – 0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		512	483,452
Series 2006-24CB, Class A16 5.75%, 8/25/36		3,011	2,476,616
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,008	1,663,345
Series 2006-J1, Class 1A13 5.50%, 2/25/36		920	824,880
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		976	767,108
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		2,182	1,683,699
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		27	27,491

			7,926,591

40 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.806%, 5/28/35(i)	U.S.$	1,605	$1,539,790
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(e)		14,582	2,762,603

			4,302,393

Non-Agency Floating Rate – 0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.208% (LIBOR 1 Month + 0.19%), 12/25/36(c)		5,260	2,828,423
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.268% (LIBOR 1 Month + 0.25%), 3/25/35(c)		1,499	1,309,356

			4,137,779

Total Collateralized Mortgage Obligations (cost $192,672,804)			199,477,354

ASSET-BACKED SECURITIES – 4.6%
Autos - Fixed Rate – 2.8%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		3,918	3,959,932
Series 2018-2A, Class A 4.00%, 3/20/25(a)		6,700	7,134,504
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		4,440	4,673,236
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,040	3,167,173
Series 2019-2A, Class A 2.93%, 7/15/22(a)		4,105	4,120,967
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		3,030	3,256,595
Series 2016-4, Class D 3.89%, 11/15/22(a)		3,395	3,478,385
Series 2017-3, Class A 1.88%, 10/15/21(a)		713	712,314

abfunds.com	AB BOND FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2017-4, Class A 2.07%, 4/15/22(a)	U.S.$	978	$977,254
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,327,542
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,904,038
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,194,631
Series 2017-1, Class A1 2.07%, 5/15/22		5,045	5,041,525
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		3,692	3,705,785
Series 2017-1A, Class A 2.96%, 10/25/21(a)		6,830	6,877,587
Series 2019-1A, Class A 3.71%, 3/25/23(a)		6,420	6,614,867
Series 2019-2A, Class A 3.42%, 5/25/25(a)		6,460	6,670,632
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		4,175	4,261,713
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(a)		4,725	4,764,580

			94,843,260

Other ABS - Fixed Rate – 1.3%
Consumer Loan Underlying Bond Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(i)		640	639,622
Series 2018-P1, Class A 3.39%, 7/15/25(a)(i)		1,431	1,437,643
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(a)(i)		1,376	1,376,311
Series 2018-1A, Class A 2.61%, 3/15/28(a)(i)		315	315,007
Series 2018-3A, Class A 3.20%, 9/15/28(a)(i)		2,776	2,784,426
Series 2018-4A, Class A 3.71%, 12/15/28(a)(i)		1,731	1,747,567

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 7/15/25(a)(i)	U.S.$	2,552	$2,563,111
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(a)(i)		7,996	8,004,576
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(i)		433	434,410
Series 2017-1, Class A 3.28%, 1/26/26(a)(i)		1,181	1,188,660
Series 2017-2, Class A 3.28%, 2/25/26(a)(i)		1,194	1,203,537
Series 2017-5, Class A2 2.78%, 9/25/26(a)(i)		5,149	5,159,600
Series 2017-6, Class A2 2.82%, 11/25/26(a)(i)		6,203	6,217,661
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(i)		5,315	5,391,091
Series 2019-3, Class A 2.90%, 5/25/28(a)(i)		5,476	5,514,584

			43,977,806

Credit Cards - Fixed Rate – 0.5%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		8,300	8,401,841
Series 2018-B, Class M 3.81%, 7/15/25		4,490	4,612,987
Series 2019-B, Class M 3.04%, 4/15/26		5,000	5,036,398

			18,051,226

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 3.143% (LIBOR 1 Month + 1.13%), 12/25/32(c)(i)		584	586,478
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.318% (LIBOR 1 Month + 0.30%), 4/25/34(c)(i)		4	4,427

			590,905

Total Asset-Backed Securities (cost $155,279,329)			157,463,197

abfunds.com	AB BOND FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

AGENCIES – 3.0%
Agency Debentures – 3.0%
Federal Home Loan Bank 1.875%, 7/07/21	U.S.$	16,930	$16,987,139
2.50%, 2/13/24		6,170	6,405,317
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		81,666	80,400,994

Total Agencies (cost $102,289,885)			103,793,450

CORPORATES – NON-INVESTMENT GRADE – 2.2%
Financial Institutions – 1.1%
Banking – 0.9%
CIT Group, Inc. 5.25%, 3/07/25		3,376	3,685,444
Citigroup, Inc. 5.95%, 1/30/23(b)		2,569	2,679,082
Series O 5.875%, 3/27/20(b)		2,554	2,578,569
Series Q 5.95%, 8/15/20(b)		250	254,492
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(b)		755	761,795
Credit Suisse Group AG 6.375%, 8/21/26(a)(b)		611	633,436
7.50%, 7/17/23(a)(b)		3,474	3,718,431
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(b)		2,000	2,018,760
Morgan Stanley Series J 5.55%, 7/15/20(b)		1,620	1,642,324
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		7,871	8,432,202
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(b)(c)		2,900	2,748,272
Standard Chartered PLC 3.776% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		300	242,673
7.50%, 4/02/22(a)(b)		1,882	1,987,936
7.75%, 4/02/23(a)(b)		822	888,730

			32,272,146

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21	U.S.$	4,130	$4,358,720
7.25%, 1/25/22		875	945,831

			5,304,551

			37,576,697

Industrial – 1.0%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)		2,920	3,135,613

Communications - Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		4,420	4,486,565
CSC Holdings LLC 6.75%, 11/15/21		1,340	1,447,776
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		2,150	2,231,012
Ziggo BV 5.50%, 1/15/27(a)		1,732	1,813,318

			9,978,671

Consumer Cyclical - Automotive – 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	746	828,202

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.50%, 2/15/25(a)	U.S.$	4,910	5,447,890

Consumer Non-Cyclical – 0.1%
Spectrum Brands, Inc. 5.75%, 7/15/25		4,532	4,725,516

Energy – 0.2%
Antero Resources Corp. 5.125%, 12/01/22		869	762,782
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		4,048	4,158,592
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		2,143	2,248,714

			7,170,088

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(a)		1,646	1,691,150

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

6.00%, 3/01/26(a)	U.S.$	2,305	$2,386,044

			4,077,194

			35,363,174

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		3,334	3,396,312

Total Corporates – Non-Investment Grade (cost $74,129,174)			76,336,183

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,646,644)		8,520	13,979,616

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.2%
Pertamina Persero PT 6.45%, 5/30/44(a)		3,100	3,989,313
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		2,363	2,721,142
6.15%, 5/21/48(a)		900	1,153,969

			7,864,424

Mexico – 0.2%
Petroleos Mexicanos 6.75%, 9/21/47		3,731	3,578,029
6.84%, 1/23/30(a)		1,419	1,467,104

			5,045,133

Total Quasi-Sovereigns (cost $11,385,877)			12,909,557

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.2%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(j)(k)		4,212	448,841
7.125%, 6/26/42(a)(j)(k)		1,125	116,016

			564,857

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

			Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 9/29/26(a)	U.S.$		1,278	$1,265,619
BRF SA 3.95%, 5/22/23(a)			462	463,155
Minerva Luxembourg SA 5.875%, 1/19/28(a)			380	382,434
6.50%, 9/20/26(a)			1,516	1,573,419

				3,684,627

Energy – 0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(a)			204	222,584

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)			3,438	3,634,611

				8,106,679

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(g)			1,352	1,387,815

Total Emerging Markets – Corporate Bonds (cost $13,135,533)				9,494,494

			Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(i)(j)(l) (cost $2,813,000)			2,813	2,711,139

			Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.1%
South Africa – 0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30 (cost $2,511,888)		ZAR	41,889	2,581,673

abfunds.com	AB BOND FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $2,046,000)	U.S.$	2,046	$2,108,659

SHORT-TERM INVESTMENTS – 3.1%
Governments - Treasuries – 3.1%
Japan – 3.1%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19	JPY	1,695,000	15,679,480
Series 854 Zero Coupon, 12/02/19		9,605,000	88,863,111

Total Short-Term Investments (cost $105,090,784)			104,542,591

Total Investments – 102.8% (cost $3,392,173,720)			3,511,456,127
Other assets less liabilities – (2.8)%			(94,967,396)

Net Assets – 100.0%			$3,416,488,731

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	163	December 2019	$35,126,500	$165
U.S. T-Note 10 Yr (CBT) Futures	565	December 2019	73,626,563	(824,551)
U.S. Ultra Bond (CBT) Futures	824	December 2019	158,130,750	(3,312,439)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	24	December 2019	34,409,064	33,767
U.S. 10 Yr Ultra Futures	50	December 2019	7,120,313	(29,007)
U.S. T-Note 5 Yr (CBT) Futures	283	December 2019	33,719,008	(250,201)

				$(4,382,266)

48 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	BRL	19,504	USD	4,683	10/02/19	$(10,652)
Barclays Bank PLC	USD	4,665	BRL	19,504	10/02/19	29,247
Barclays Bank PLC	USD	27,362	EUR	24,199	10/10/19	(970,442)
Barclays Bank PLC	INR	570,314	USD	7,925	10/24/19	(123,323)
Barclays Bank PLC	JPY	11,055,000	USD	102,685	10/24/19	295,660
BNP Paribas SA	USD	10,206	GBP	8,245	10/18/19	(60,921)
BNP Paribas SA	NZD	14,879	USD	9,339	11/07/19	14,430
Citibank, NA	BRL	19,504	USD	4,657	10/02/19	(37,044)
Citibank, NA	USD	4,683	BRL	19,504	10/02/19	10,652
Citibank, NA	HUF	1,894,349	USD	6,477	10/11/19	307,234
Citibank, NA	USD	8,332	INR	578,248	10/24/19	(171,337)
Citibank, NA	USD	4,648	BRL	19,504	11/04/19	35,435
Citibank, NA	USD	7,032	COP	23,665,921	11/14/19	(244,898)
Citibank, NA	USD	9,025	JPY	968,202	11/21/19	(41,208)
Deutsche Bank AG	JPY	3,790,489	USD	35,281	11/21/19	110,059
Goldman Sachs Bank USA	USD	6,530	HUF	1,885,579	10/11/19	(388,965)
Goldman Sachs Bank USA	CAD	28,604	USD	21,561	11/22/19	(46,525)
JPMorgan Chase Bank, NA	PLN	23,963	USD	6,109	10/11/19	132,817
Morgan Stanley Capital Services, Inc.	USD	15,137	PLN	57,468	10/11/19	(805,009)
Natwest Markets PLC	EUR	32,088	USD	36,242	10/10/19	1,246,224
Natwest Markets PLC	NZD	9,508	USD	6,061	11/07/19	102,105
State Street Bank & Trust Co.	EUR	2,149	USD	2,374	10/10/19	29,469
State Street Bank & Trust Co.	USD	407	EUR	364	10/10/19	(9,924)
State Street Bank & Trust Co.	GBP	5,999	USD	7,357	10/18/19	(23,424)
State Street Bank & Trust Co.	JPY	248,402	USD	2,311	11/21/19	6,626
State Street Bank & Trust Co.	ZAR	30,791	USD	2,080	11/21/19	59,915
State Street Bank & Trust Co.	MYR	36,631	USD	8,729	2/13/20	11,537

						$(542,262)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.53%	USD	50,370	$(1,074,800)	$(869,439)	$(205,361)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	265,250	8/27/21	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$(980,806)	$1,717	$(982,523)
SEK	1,163,650	8/30/24	3 Month STIBOR	(0.165)%	Quarterly /Annual	(742,355)	—	(742,355)

						$(1,723,161)	$1,717	$(1,724,878)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.28%	USD	208	$(2,680)	$2,547	$(5,227)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	3,618	97,987	290,794	(192,807)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	7,235	195,948	547,513	(351,565)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	7,235	195,948	528,868	(332,920)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	8,912	241,366	629,466	(388,100)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,786	48,371	122,741	(74,370)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,787	48,398	122,810	(74,412)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,867	50,565	131,184	(80,619)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	19,805	(255,155)	240,840	(495,995)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	182	(2,345)	1,613	(3,958)

50 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50	) %	Monthly	0.28%	USD	2,519	$(32,453)	$33,026	$(65,479)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	24,563	(316,454)	252,663	(569,117)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	7,369	(94,937)	75,151	(170,088)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	2,757	(35,519)	35,851	(71,370)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	1,604	(20,665)	14,784	(35,449)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	2,970	(38,263)	37,593	(75,856)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	5,939	(76,514)	75,173	(151,687)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,257	(105,818)	(165,686)	59,868
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,526	(128,463)	(194,637)	66,174
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,870	(157,267)	(249,317)	92,050
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,955	(164,415)	(266,838)	102,423
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,813	(152,473)	(279,796)	127,323
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	305	(25,651)	(49,387)	23,736
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	2,038	(171,396)	(305,330)	133,934
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	2,520	(212,142)	(290,021)	77,879
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	3,618	(304,576)	(416,388)	111,812

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	5,041	$(424,368)	$(567,342)	$142,974
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	7,235	(609,066)	(814,267)	205,201
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,040	(424,284)	(556,092)	131,808
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	7,272	(612,181)	(783,599)	171,418
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,401	(454,674)	(584,957)	130,283
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,998	(168,198)	(216,119)	47,921
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,772	(149,173)	(226,014)	76,841
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,481	(208,859)	(316,445)	107,586
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,797	(151,277)	(236,750)	85,473
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,400	(286,506)	(412,167)	125,661
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,020	(85,952)	(123,650)	37,698
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,082	(90,996)	(110,633)	19,637
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,023	(422,435)	(326,661)	(95,774)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	8,500	(714,850)	(590,791)	(124,059)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,160	(181,656)	(129,320)	(52,336)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	6,266	(526,971)	(510,819)	(16,152)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,375	(115,637)	(112,093)	(3,544)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,776	(149,361)	(147,861)	(1,500)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,438	(289,136)	(329,752)	40,616
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,204	(185,356)	(328,698)	143,342
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1	(85)	(126)	41

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.94%	USD	7,805	$19,773	$(153,486)	$173,259
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	4,586	(385,683)	(330,749)	(54,934)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,496	(125,814)	(189,508)	63,694
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	4,853	(408,137)	(401,285)	(6,852)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	345	(29,014)	(40,655)	11,641
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,727	(145,241)	(218,770)	73,529
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,315	(278,792)	(381,188)	102,396
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,315	(278,792)	(381,039)	102,247
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,455	(206,465)	(265,877)	59,412
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	640	(53,824)	(75,995)	22,171
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,418	(203,354)	(330,819)	127,465
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,342	(449,262)	(618,346)	169,084
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,647	(138,513)	(176,400)	37,887
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,982	(166,687)	(306,284)	139,597
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,687	(141,877)	(277,188)	135,311
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,355	(198,055)	(392,513)	194,458
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	148	(12,447)	(22,597)	10,150
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	323	(27,245)	(31,686)	4,441
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	616	(51,806)	(79,023)	27,217
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,630	(306,190)	(447,525)	141,335

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	1,260	$(105,966)	$(156,711)	$50,745
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,317	(110,759)	(128,813)	18,054
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	308	(25,903)	(30,205)	4,302
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,997	(167,948)	(141,566)	(26,382)

						$(11,667,625)	$(12,077,167)	$409,542

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $494,591,793 or 14.5% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	IO–Interest Only.

(f)	Illiquid security.
(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268%, 11/25/24	11/06/15	$765,270	$816,576	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978%, 11/15/26	11/06/15	2,459,126	2,462,824	0.07%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14%, 3/27/24	6/07/19	2,134,897	2,134,099	0.06%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	3,778,377	3,791,316	0.11%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	1,352,000	1,387,815	0.04%

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268%, 11/25/25	9/28/15	$3,243,161	$3,651,462	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.518%, 11/25/25	9/28/15	1,044,158	1,208,007	0.04%

(h)	Inverse interest only security.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,711,139	0.08%

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

INR – Indian Rupee

JPY – Japanese Yen

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

September 30, 2019

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES – 56.8%
United States – 56.8%
U.S. Treasury Notes 1.375%, 8/31/20-10/31/20	U.S.$	22,051	$21,955,971
1.375%, 1/31/21(a)		11,911	11,847,723
1.50%, 8/15/20-8/31/21		15,683	15,638,556
1.625%, 6/30/21-8/15/22		3,455	3,451,971
1.75%, 10/31/20		10,904	10,897,185
2.00%, 1/15/21		8,142	8,163,627
2.25%, 3/31/21-4/30/21		12,363	12,455,413
2.375%, 4/15/21		14,135	14,269,724
2.50%, 12/31/20-2/28/21		32,627	32,934,696
2.875%, 11/15/21		6,699	6,869,205
3.625%, 2/15/21		4,607	4,722,895

Total Governments – Treasuries (cost $141,960,607)			143,206,966

CORPORATES - INVESTMENT GRADE – 10.2%
Financial Institutions – 5.7%
Banking – 5.2%
Banco Santander SA 3.50%, 4/11/22		200	205,292
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	236,720
BNP Paribas SA 2.375%, 5/21/20		925	927,784
Citigroup, Inc. 3.142%, 1/24/23		650	661,869
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	250,090
Danske Bank A/S 3.244%, 12/20/25(b)		525	529,342
Goldman Sachs Group, Inc. (The) 3.419% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	733,139
Huntington National Bank (The) 2.375%, 3/10/20		650	650,416
ING Bank NV 2.50%, 10/01/19(b)		1,000	1,000,000
5.80%, 9/25/23(b)		475	527,388
JPMorgan Chase & Co. 2.295%, 8/15/21		474	474,706
Lloyds Banking Group PLC 4.05%, 8/16/23		350	367,392
4.45%, 5/08/25		300	323,382

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Mitsubishi UFJ Financial Group, Inc. 3.218%, 3/07/22	U.S.$	1,000	$1,022,220
NatWest Markets PLC 3.625%, 9/29/22(b)		825	845,988
PNC Bank NA 2.528% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	875,394
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,297	1,315,858
US Bank NA/Cincinnati/OH 2.65%, 5/23/22		650	660,803
Wells Fargo & Co. 3.069%, 1/24/23		554	564,011
Westpac Banking Corp. 2.65%, 1/25/21		1,002	1,010,016

			13,181,810

Insurance – 0.3%
Metropolitan Life Global Funding I 2.40%, 6/17/22(b)		650	655,317

REITS – 0.2%
WP Carey, Inc. 4.60%, 4/01/24		550	588,219

			14,425,346

Industrial – 4.4%
Capital Goods – 0.7%
Boeing Co. (The) 2.30%, 8/01/21		610	612,660
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	271,113
2.10%, 1/10/20		729	729,008
John Deere Capital Corp. 3.20%, 1/10/22		236	242,426

			1,855,207

Communications - Telecommunications – 0.3%
AT&T, Inc. 4.45%, 4/01/24		600	649,320

Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 3.15%, 1/15/20		667	667,760

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical – 1.4%
Biogen, Inc. 4.05%, 9/15/25	U.S.$	600	$650,274
CVS Health Corp. 3.35%, 3/09/21		356	361,771
GlaxoSmithKline Capital PLC 2.875%, 6/01/22		875	893,874
Kroger Co. (The) 6.15%, 1/15/20		609	615,540
Merck & Co., Inc. 2.90%, 3/07/24		700	727,783
Molson Coors Brewing Co. 2.25%, 3/15/20		267	266,832

			3,516,074

Energy – 0.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 2.773%, 12/15/22		650	660,731
Enterprise Products Operating LLC 2.80%, 2/15/21		400	403,740
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	316,468
Williams Cos., Inc. (The) 4.125%, 11/15/20		742	753,724

			2,134,663

Services – 0.4%
Visa, Inc. 2.20%, 12/14/20		984	987,355

Technology – 0.5%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	437,991
International Business Machines Corp. 2.85%, 5/13/22		675	689,567

			1,127,558

			10,937,937

Utility – 0.1%
Electric – 0.1%
Exelon Generation Co. LLC 2.95%, 1/15/20		354	354,471

Total Corporates – Investment Grade (cost $25,340,737)			25,717,754

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES – 9.5%
United States – 9.5%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/22 (TIPS)	U.S.$	16,349	$16,220,583
0.625%, 7/15/21 (TIPS)		2,635	2,644,658
1.25%, 7/15/20 (TIPS)		4,982	5,002,336

Total Inflation-Linked Securities (cost $23,822,684)			23,867,577

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.2%
Non-Agency Fixed Rate CMBS – 4.5%
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 9/10/45(b)		600	622,766
Series 2013-GC11, Class B 3.732%, 4/10/46		350	361,131
Series 2013-GC11, Class XA 1.536%, 4/10/46(d)		8,911	364,651
Series 2015-GC29, Class A2 2.674%, 4/10/48		749	749,196
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.489%, 1/10/46(d)		3,270	119,195
Series 2014-UBS4, Class A5 3.694%, 8/10/47		750	793,858
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.654%, 2/10/46(d)		8,235	348,378
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 8/10/44(b)		750	785,314
Series 2012-GC6, Class B 5.84%, 1/10/45(b)		450	479,670
Series 2012-GCJ7, Class AS 4.085%, 5/10/45		500	520,032
Series 2015-GC28, Class A5 3.396%, 2/10/48		500	527,666
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.786%, 11/15/43(b)		546	553,279
Series 2012-C8, Class C 4.759%, 10/15/45(b)		355	368,783

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 1.005%, 9/15/47(d)	U.S.$	10,898	$374,082
Series 2015-C28, Class A2 2.773%, 10/15/48		738	737,366
Series 2015-C29, Class A2 2.921%, 5/15/48		346	346,017
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	588,679
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.982%, 7/15/50		775	775,910
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)		335	317,407
Series 2011-C3, Class C 5.293%, 7/15/49(b)		250	259,977
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	463,555
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)		516	530,145
Series 2011-C3, Class C 5.335%, 3/15/44(b)		250	258,402
Series 2012-C10, Class XA 1.699%, 12/15/45(b)(d)		1,122	46,641

			11,292,100

Non-Agency Floating Rate CMBS – 1.3%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.195% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		475	474,401
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.212% (LIBOR 1 Month + 1.03%), 11/19/35(b)(c)		297	296,963
Great Wolf Trust Series 2017-WOLF, Class A 3.045% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	458,859

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.395% (LIBOR 1 Month + 1.20%), 6/15/38(b)(c)	U.S.$	503	$502,806
Series 2019-SMP, Class A 3.29% (LIBOR 1 Month + 1.15%), 8/15/32(b)(c)		500	499,995
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 5.078% (LIBOR 1 Month + 3.05%), 5/15/36(b)(c)		365	365,453
Starwood Retail Property Trust Series 2014-STAR, Class A 3.415% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		861	859,117

			3,457,594

Agency CMBS – 0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,028	1,045,293
Government National Mortgage Association Series 2006-51, Class IO 0.94%, 8/16/46(d)		410	1,186

			1,046,479

Total Commercial Mortgage-Backed Securities (cost $15,841,802)			15,796,173

ASSET-BACKED SECURITIES – 4.4%
Autos - Fixed Rate – 2.3%
Exeter Automobile Receivables Trust Series 2019-2A, Class A 2.93%, 7/15/22(b)		432	433,435
Series 2019-3A, Class B 2.95%, 8/15/23(b)		520	522,682
Flagship Credit Auto Trust Series 2017-3, Class A 1.88%, 10/15/21(b)		51	51,097
Series 2017-4, Class A 2.07%, 4/15/22(b)		78	77,985
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,062,040
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	608,610

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SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 5/15/22	U.S.$	660	$659,545
Series 2017-2, Class A1 2.16%, 9/15/22		558	558,169
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	546,767
Series 2017-1A, Class A 2.96%, 10/25/21(b)		550	553,832
Series 2019-2A, Class A 3.42%, 5/25/25(b)		500	516,303
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		250	249,586

			5,840,051

Other ABS - Fixed Rate – 1.1%
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(b)(f)		132	132,445
Series 2018-3A, Class A 3.20%, 9/15/28(b)(f)		186	186,760
Series 2019-1A, Class A 3.44%, 4/16/29(b)(f)		461	464,209
Series 2019-3A, Class A 2.69%, 9/17/29(b)(f)		462	463,029
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.44%, 7/15/25(b)(f)		315	316,117
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(f)		48	48,381
Series 2016-3, Class A 3.05%, 12/26/25(b)(f)		83	83,209
Series 2017-2, Class A 3.28%, 2/25/26(b)(f)		118	118,553
Series 2017-5, Class A2 2.78%, 9/25/26(b)(f)		386	386,521
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(f)		203	205,906
Series 2019-3, Class A 2.90%, 5/25/28(b)(f)		421	424,199

			2,829,329

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Credit Cards - Fixed Rate – 0.6%
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 8/15/24	U.S.$	935	$936,721
Series 2018-A, Class A 3.07%, 12/16/24		590	597,239

			1,533,960

Autos - Floating Rate – 0.4%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.765% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	836,781

Total Asset-Backed Securities (cost $10,985,741)			11,040,121

AGENCIES – 3.9%
Agency Debentures – 3.9%
Federal Home Loan Bank 2.50%, 2/13/24		445	461,972
2.625%, 5/28/20		3,650	3,667,133
3.00%, 10/12/21		1,450	1,487,899
Federal National Mortgage Association 2.50%, 2/05/24		810	840,740
2.75%, 6/22/21		2,217	2,256,766
2.875%, 10/30/20		1,042	1,053,341

Total Agencies (cost $9,609,937)			9,767,851

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Agency Floating Rate – 1.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.528% (LIBOR 1 Month + 0.50%), 6/15/39(c)		597	599,019
Series 4286, Class VF 2.478% (LIBOR 1 Month + 0.45%), 12/15/43(c)		574	574,724
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.368% (LIBOR 1 Month + 0.35%), 6/25/43(c)		470	468,579
Series 2014-49, Class AF 2.55% (LIBOR 1 Month + 0.32%), 8/25/44(c)		669	667,558
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 2.617% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,479	1,479,461

			3,789,341

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)		U.S. $ Value

Risk Share Floating Rate – 1.5%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(b)(c)	U.S.$	260	$259,874
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.168% (LIBOR 1 Month + 4.15%), 1/25/25(c)		295	306,063
Series 2015-DNA3, Class M2 4.868% (LIBOR 1 Month + 2.85%), 4/25/28(c)		347	350,461
Series 2015-HQ2, Class M2 3.968% (LIBOR 1 Month + 1.95%), 5/25/25(c)		408	411,135
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(c)		139	139,920
Series 2016-HQA2, Class M2 4.268% (LIBOR 1 Month + 2.25%), 11/25/28(c)		220	221,815
Series 2017-DNA1, Class M1 3.218% (LIBOR 1 Month + 1.20%), 7/25/29(c)		162	162,610
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.268% (LIBOR 1 Month + 5.25%), 10/25/23(c)		237	262,220
Series 2014-C04, Class 1M2 6.918% (LIBOR 1 Month + 4.90%), 11/25/24(c)		405	442,074
Series 2016-C03, Class 1M1 4.018% (LIBOR 1 Month + 2.00%), 10/25/28(c)		158	158,915
Series 2016-C04, Class 1M1 3.468% (LIBOR 1 Month + 1.45%), 1/25/29(c)		34	33,834
Series 2016-C06, Class 1M1 3.318% (LIBOR 1 Month + 1.30%), 4/25/29(c)		251	251,408
Series 2017-C01, Class 1M1 3.318% (LIBOR 1 Month + 1.30%), 7/25/29(c)		93	92,803
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(b)(c)		215	215,370
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(c)(g)		237	237,752

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)		U.S. $ Value

Radnor Re Ltd. Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(b)(c)	U.S.$	222	$221,352

			3,767,606

Agency Fixed Rate – 0.8%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		65	64,521
Series 4029, Class NE 2.50%, 3/15/41		1,050	1,061,556
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 2/25/44		336	339,621
Series 2015-72, Class PC 3.00%, 10/25/43		531	534,001

			1,999,699

Total Collateralized Mortgage Obligations (cost $9,579,709)			9,556,646

MORTGAGE PASS-THROUGHS – 0.9%
Agency Fixed Rate 30-Year – 0.8%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		1,183	1,325,125
Government National Mortgage Association Series 2002 7.50%, 3/15/32		56	64,551
Series 2009 5.00%, 10/15/39		449	498,392

			1,888,068

Agency Fixed Rate 15-Year – 0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25		133	137,925
6.50%, 3/01/26		195	204,662
Federal National Mortgage Association Series 2006 6.00%, 12/01/21		2	1,651

			344,238

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 3.989% (LIBOR 6 Month + 1.39%), 1/01/37(c)		2	2,006

Total Mortgage Pass-Throughs (cost $2,188,484)			2,234,312

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
China – 0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 8/08/24(b) (cost $514,806)	U.S.$	516	$516,261

SHORT-TERM INVESTMENTS – 3.1%
Governments-Treasuries – 3.1%
Japan – 3.1%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19	JPY	126,000	1,165,554
Series 854 Zero Coupon, 12/02/19		714,000	6,605,754

Total Governments – Treasuries (cost $7,812,058)			7,771,308

Total Investments – 99.0% (cost $247,656,565)			249,474,969
Other assets less liabilities – 1.0%			2,416,788

Net Assets – 100.0%			$251,891,757

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	349	December 2019	$75,209,500	$(151,804)
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	8	December 2019	1,042,500	10,989

				$(140,815)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	820,000	USD	7,617	10/24/19	$21,931
State Street Bank & Trust Co.	JPY	20,253	USD	188	11/21/19	577

						$22,508

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.28%	USD	87	$(1,121)	$1,065	$(2,186)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	147	3,981	11,815	(7,834)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	295	7,989	22,324	(14,335)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	295	7,989	21,564	(13,575)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	363	9,831	25,639	(15,808)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	119	3,223	8,178	(4,955)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	118	3,195	8,109	(4,914)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	113	3,061	7,940	(4,879)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	1,564	(20,150)	19,019	(39,169)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	1,048	(13,502)	13,740	(27,242)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	99	(8,334)	(12,627)	4,293
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	147	(12,362)	(22,686)	10,324
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	24	(2,018)	(3,886)	1,868

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	147	$(12,375)	$(16,918)	$4,543
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	295	(24,834)	(33,201)	8,367
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	118	(9,934)	(15,051)	5,117
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	165	(13,890)	(21,045)	7,155
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	117	(9,849)	(15,414)	5,565
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	23	(1,937)	(2,978)	1,041
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	376	(31,684)	(45,581)	13,897
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	113	(9,523)	(13,699)	4,176
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	750	(63,075)	(92,636)	29,561
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	504	(42,387)	(32,777)	(9,610)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	860	(72,326)	(59,774)	(12,552)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	209	(17,577)	(12,513)	(5,064)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	607	(51,049)	(49,484)	(1,565)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	132	(11,101)	(10,761)	(340)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	168	(14,129)	(13,987)	(142)

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	330	$(27,753)	$(31,652)	$3,899
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	800	2,027	(15,732)	17,759
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	445	(37,424)	(32,094)	(5,330)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	499	(41,966)	(41,261)	(705)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	58	(4,883)	(7,478)	2,595
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	160	(13,456)	(24,725)	11,269
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	133	(11,185)	(21,853)	10,668
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	186	(15,642)	(31,001)	15,359
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	40	(3,364)	(5,131)	1,767
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	402	(33,909)	(49,561)	15,652
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	139	(11,690)	(17,288)	5,598

						$(603,133)	$(613,401)	$10,268

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $20,848,519 or 8.3% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.

(d)	IO – Interest Only.

(e)	Illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

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(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	$236,940	$237,752	0.09%

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2019

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Assets
Investments in securities, at value	$3,511,456,127		$249,474,969
Foreign currencies, at value(a)	163,848		– 0	–
Cash	27,810,300		1,741,387
Cash collateral due from broker	8,667,743		242,378
Receivables:
Interest	17,407,916		1,049,801
Investment securities sold	2,364,202		– 0	–
Capital shares sold	1,287,883		249,590
Variation margin on futures	405,567		– 0	–
Unrealized appreciation of forward currency exchange contracts	2,391,410		22,508
Market value on credit default swaps(b)	898,356		41,296

Total assets	3,572,853,352		252,821,929

Liabilities
Payables:
Dividends to shareholders	2,236,525		97,243
Investment securities purchased	134,842,257		– 0	–
Capital shares redeemed	1,599,369		6,344
Management fee	1,120,460		67,777
Shareholder servicing fee	261,513		17,496
Variation margin on centrally cleared swaps	78,885		– 0	–
Transfer Agent fee	24,694		3,501
Variation margin on futures	– 0	–	22,209
Distribution fee	3		6,696
Accrued expenses	701,262		64,477
Market value on credit default swaps(c)	12,565,981		644,429
Unrealized depreciation of forward currency exchange contracts	2,933,672		– 0	–

Total liabilities	156,364,621		930,172

Net Assets	$3,416,488,731		$251,891,757

Cost of investments	$3,392,173,720		$247,656,565

Net Assets Consist of:
Capital stock, at par	$252,247		$21,463
Additional paid-in capital	3,299,370,799		261,671,572
Distributable earnings (accumulated loss)(d)	116,865,685		(9,801,278)

	$3,416,488,731		$251,891,757

(a)	Cost: $164,056 and $0, respectively. (Note 1)

(b)	Net premiums paid of $2,219,890 and $89,837, respectively.

(c)	Net premiums received of $14,297,057 and $703,238, respectively.

(d)	Net of accrued foreign capital gains taxes of $286,369 and $0, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Calculation of Maximum Offering Price
Intermediate Duration Class/Short Duration Plus Class Shares
Net Assets	$3,416,458,241	$229,119,280
Shares of capital stock outstanding	252,244,654	19,523,537

Net asset value, offering and redemption price per share	$13.54	$11.74

Class A Shares(a)
Net Assets	$10,164	$20,462,443
Shares of capital stock outstanding	750	1,742,345

Net asset value and redemption price per share	$13.55	$11.74
Sales charge—4.25% of public offering price	0.60	0.52

Maximum offering price	$14.15	$12.26

Class B Shares
Net Assets		$6,366
Shares of capital stock outstanding		543

Net asset value and offering price per share		$11.72

Class C Shares
Net Assets		$2,303,668
Shares of capital stock outstanding		196,579

Net asset value and offering price per share		$11.72

Advisor Class Shares(a)
Net Assets	$10,163
Shares of capital stock outstanding	750

Net asset value and offering price per share	$13.55

Class Z Shares(a)
Net Assets	$10,163
Shares of capital stock outstanding	750

Net asset value and offering price per share	$13.55

(a)	Class A, Adviser Class and Class Z of Intermediate Duration Portfolio commenced distribution on July 23, 2019.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2019

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Income:
Interest	$115,663,363		$5,981,415

Total income	115,663,363		5,981,415

Expenses:
Management fee (see Note 2A)	14,406,554		840,727
Shareholder servicing fee (see Note 2B)	3,289,133		213,653
Custodian fee	256,069		107,858
Transfer Agent fee – Non-Retail Class	198,646		21,898
Transfer Agent fee – Class A	20		35,389
Transfer Agent fee – Class B	– 0	–	37
Transfer Agent fee – Class C	– 0	–	3,938
Transfer Agent fee – Advisor Class	20		– 0	–
Distribution fees – Class A	5		59,932
Distribution fees – Class B	– 0	–	87
Distribution fees – Class C	– 0	–	25,733
Registration fees	91,807		71,164
Auditing and tax fees	112,270		15,923
Legal fees	116,688		6,506
Directors’ fees and expenses	107,823		8,734
Printing fees	41,075		35,944
Miscellaneous	133,694		29,516

Total expenses	18,753,804		1,477,039
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	– 0	–	(14,201)

Net expenses	18,753,804		1,462,838

Net investment income	96,909,559		4,518,577

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$17,444,281	$67,329
Forward currency exchange contracts	(3,912,182)	1,709
Futures	33,517,615	767,440
Swaps	1,743,673	173,995
Foreign currency transactions	6,667,652	187,879

Net realized gain on investment and foreign currency transactions	55,461,039	1,198,352

Net change in unrealized appreciation/depreciation of:
Investments(b)	147,020,659	3,377,049
Forward currency exchange contracts	(3,520,544)	(96,949)
Futures	4,362,600	(53,768)
Swaps	2,573,197	202,635
Foreign currency denominated assets and liabilities	56,708	– 0	–

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	150,492,620	3,428,967

Net realized and unrealized gain on investment and foreign currency transactions	205,953,659	4,627,319

Contributions from affiliates (see Note 2A)	33,244	– 0	–

Net Increase in Net Assets Resulting from Operations	$302,896,462	$9,145,896

(a)	Net of foreign capital gains taxes of $20,136 and $0, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $286,369 and $0, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Intermediate Duration Portfolio
	Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$96,909,559	$78,121,563
Net realized gain (loss) on investment and foreign currency transactions	55,461,039	(32,870,048)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	150,492,620	(83,430,444)
Contributions from affiliates (see Note 2A)	33,244	– 0	–

Net increase (decrease) in net assets resulting from operations	302,896,462	(38,178,929)

Distributions to Shareholders
Intermediate Duration Class	(106,879,241)	(82,290,539)
Class A(a)	(28)	– 0	–
Advisor Class(a)	(33)	– 0	–
Class Z(a)	(53)	– 0	–

Total distributions to shareholders	(106,879,355)	(82,290,539)

Capital-Share Transactions:
Net proceeds from sales of shares	379,432,489	501,187,296
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	81,451,447	64,572,044

Total proceeds from shares sold	460,883,936	565,759,340
Cost of shares redeemed	(532,057,461)	(516,998,084)

Net increase (decrease) in net assets from capital-share transactions	(71,173,525)	48,761,256

Net increase (decrease) in net assets	124,843,582	(71,708,212)
Net Assets:
Beginning of period	3,291,645,149	3,363,353,361

End of period	$3,416,488,731	$3,291,645,149

(a)	Commenced distribution on July 23, 2019.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Short Duration Plus Portfolio
	Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,518,577	$2,951,106
Net realized gain (loss) on investment and foreign currency transactions	1,198,352	(2,104,358)
Net change in unrealized appreciation/depreciation of investments	3,428,967	(800,019)

Net increase in net assets resulting from operations	9,145,896	46,729

Distributions to Shareholders
Short Duration Plus Class	(4,471,793)	(2,980,762)
Class A	(398,772)	(245,961)
Class B	(102)	(132)
Class C	(37,362)	(30,303)

Total distributions to shareholders	(4,908,029)	(3,257,158)

Capital-Share Transactions:
Net proceeds from sales of shares	117,048,284	92,383,791
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,125,292	2,668,036

Total proceeds from shares sold	121,173,576	95,051,827
Cost of shares redeemed	(90,252,370)	(132,148,443)

Net increase (decrease) in net assets from capital-share transactions	30,921,206	(37,096,616)

Net increase (decrease) in net assets	35,159,073	(40,307,045)
Net Assets
Beginning of period	216,732,684	257,039,729

End of period	$251,891,757	$216,732,684

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Plus Class A, B and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 series each with its own investment objective. Class R and Class T shares have been authorized but currently are not offered. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2019:

Intermediate Duration Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$834,393,457		$	– 0	–	$834,393,457
Governments – Treasuries		– 0	–	787,190,736			– 0	–	787,190,736
Mortgage Pass-Throughs		– 0	–	649,517,057			– 0	–	649,517,057
Commercial Mortgage-Backed Securities		– 0	–	304,502,696			– 0	–	304,502,696
Inflation-Linked Securities		– 0	–	250,454,268			– 0	–	250,454,268
Collateralized Mortgage Obligations		– 0	–	197,937,564			1,539,790		199,477,354
Asset-Backed Securities		– 0	–	112,894,486			44,568,711		157,463,197
Agencies		– 0	–	103,793,450			– 0	–	103,793,450
Corporates – Non-Investment Grade		– 0	–	76,336,183			– 0	–	76,336,183
Local Governments – US Municipal Bonds		– 0	–	13,979,616			– 0	–	13,979,616
Quasi-Sovereigns		– 0	–	12,909,557			– 0	–	12,909,557
Emerging Markets – Corporate Bonds		– 0	–	9,494,494			– 0	–	9,494,494
Common Stocks		– 0	–	– 0	–		2,711,139		2,711,139
Emerging Markets – Treasuries		– 0	–	2,581,673			– 0	–	2,581,673
Emerging Markets – Sovereigns		– 0	–	2,108,659			– 0	–	2,108,659
Short-Term Investments		– 0	–	104,542,591			– 0	–	104,542,591

Total Investments in Securities		– 0	–	3,462,636,487			48,819,640		3,511,456,127
Other Financial Instruments(a):
Assets:
Futures		33,932		– 0	–		– 0	–	33,932	(b)
Forward Currency Exchange Contracts		– 0	–	2,391,410			– 0	–	2,391,410
Credit Default Swaps		– 0	–	898,356			– 0	–	898,356
Liabilities:
Futures		(4,416,198)		– 0	–		– 0	–	(4,416,198	)(b)
Forward Currency Exchange Contracts		– 0	–	(2,933,672)			– 0	–	(2,933,672)
Centrally Cleared Credit Default Swaps		– 0	–	(1,074,800)			– 0	–	(1,074,800	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,723,161)			– 0	–	(1,723,161	)(b)
Credit Default Swaps		– 0	–	(12,565,981)			– 0	–	(12,565,981)

Total		$(4,382,266)		$3,447,628,639			$48,819,640		$3,492,066,013

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NOTES TO FINANCIAL STATEMENTS (continued)

Short Duration Plus Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$143,206,966		$	– 0	–	$143,206,966
Corporates – Investment Grade		– 0	–	25,717,754			– 0	–	25,717,754
Inflation-Linked Securities		– 0	–	23,867,577			– 0	–	23,867,577
Commercial Mortgage-Backed Securities		– 0	–	15,796,173			– 0	–	15,796,173
Asset-Backed Securities		– 0	–	8,210,792			2,829,329		11,040,121
Agencies		– 0	–	9,767,851			– 0	–	9,767,851
Collateralized Mortgage Obligations		– 0	–	9,556,646			– 0	–	9,556,646
Mortgage Pass-Throughs		– 0	–	2,234,312			– 0	–	2,234,312
Quasi-Sovereigns		– 0	–	516,261			– 0	–	516,261
Short-Term Investments		– 0	–	7,771,308			– 0	–	7,771,308

Total Investments in Securities		– 0	–	246,645,640			2,829,329		249,474,969
Other Financial Instruments(a):
Assets:
Futures		10,989		– 0	–		– 0	–	10,989	(b)
Forward Currency Exchange Contracts		– 0	–	22,508			– 0	–	22,508
Credit Default Swaps		– 0	–	41,296			– 0	–	41,296
Liabilities:
Futures		(151,804)		– 0	–		– 0	–	(151,804	)(b)
Credit Default Swaps		– 0	–	(644,429)			– 0	–	(644,429)

Total		$(140,815)		$246,065,015			$2,829,329		$248,753,529

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Intermediate Duration Portfolio	Commercial Mortgage- Backed Securities			Collateralized Mortgage Obligations		Asset- Backed Securities
Balance as of 9/30/18		$41,296,165		$1,502,523		$57,229,149
Accrued discounts/(premiums)		9,933		– 0	–	130
Realized gain (loss)		674,352		– 0	–	318
Change in unrealized appreciation/depreciation		(360,296)		37,267		509,334
Purchases/Payups		– 0	–	– 0	–	12,499,136
Sales/Paydowns		(10,482,914)		– 0	–	(25,669,356)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(31,137,240)		– 0	–	– 0	–

Balance as of 9/30/19	$	– 0	–	$1,539,790		$44,568,711

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19(a)	$	– 0	–	$37,267		$499,416

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NOTES TO FINANCIAL STATEMENTS (continued)

	Common Stocks			Total
Balance as of 9/30/18		$2,821,285		$102,849,122
Accrued discounts/(premiums)		– 0	–	10,063
Realized gain (loss)		– 0	–	674,670
Change in unrealized appreciation/depreciation		(110,146)		76,159
Purchases/Payups		– 0	–	12,499,136
Sales/Paydowns		– 0	–	(36,152,270)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	(31,137,240	)(b)

Balance as of 9/30/19		$2,711,139		$48,819,640

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19(a)		$(110,146)		$426,537

Short Duration Plus Portfolio	Commercial Mortgage- Backed Securities			Asset-Backed Securities		Total
Balance as of 9/30/18		$1,389,688		$2,366,871		$3,756,559
Accrued discounts/(premiums)		– 0	–	(15)		(15)
Realized gain (loss)		– 0	–	(248)		(248)
Change in unrealized appreciation/depreciation		– 0	–	24,540		24,540
Purchases/Payups		– 0	–	2,036,592		2,036,592
Sales/Paydowns		– 0	–	(1,598,411)		(1,598,411)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(1,389,688)		– 0	–	(1,389,688	)(b)

Balance as of 9/30/19	$	– 0	–	$2,829,329		$2,829,329

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19(a)	$	– 0	–	$23,376		$23,376

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2019. Securities priced by third party vendors are excluded from the following table:

Quantitative Information About Level 3 Fair Value Measurements

Intermediate Duration Portfolio

	Fair Value at 9/30/2019	Valuation Technique	Unobservable Input	Input
Common Stocks	$2,711,139	Market Approach	NAV Equivalent	$963.79

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (continued)

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to contributions from affiliates and expiration of capital loss carryforwards are reflected as adjustments to the components of net assets as of September 30, 2019, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Distributable Earnings/ Accumulated Loss
Intermediate Duration	$(33,244)	$33,244
Short Duration Plus	(2,061,764)	2,061,764

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NOTES TO FINANCIAL STATEMENTS (continued)

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities. As of September 30, 2019, the Portfolios did not hold repurchase agreements.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

Prior to January 1, 2018, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.450%	0.400%

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2019, the Adviser reimbursed the Intermediate Duration Portfolio $33,244 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2019, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $79 and Short Duration Plus Portfolio, $17,442.

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Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolios attributable to the respective class during the month.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares of Short Duration Plus

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Portfolio. For the year ended September 30, 2019, such waivers amounted to $14,201. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Short Duration Plus	$14,137	$1,029,817

There are no distribution and servicing fees on the Advisor Class Shares. While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2019, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class B			Class C
Intermediate Duration	$ – 0	–	$	– 0	–		N/A		N/A
Short Duration Plus	356			89		$	– 0	–	$1

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$517,932,598	$1,959,039,582	$444,802,176	$1,506,101,375
Short Duration Plus	21,807,562	113,319,785	35,411,661	52,953,955

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Intermediate Duration	$3,392,414,265	$143,539,736	$(26,112,022)	$117,427,714
Short Duration Plus	247,656,565	2,455,942	(637,538)	1,818,404

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and

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variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended September 30, 2019, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2019, the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. During the year ended September 30, 2019, the Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of

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gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on

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requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended September 30, 2019, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of

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a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2019, the Intermediate Duration Portfolio held variance swaps for hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty

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has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2019, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$33,932	*	Receivable/ Payable for variation margin on futures	$4,416,198	*

Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	205,361	*

Interest rate contracts				Receivable/ Payable for variation margin on centrally cleared swaps	1,724,878	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,391,410		Unrealized depreciation on forward currency exchange contracts	2,933,672

Credit contracts	Market value on credit default swaps	898,356		Market value on credit default swaps	12,565,981

Total		$3,323,698			$21,846,090

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$33,517,615	$4,362,600

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,912,182)	(3,520,544)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(534,668)	(857,393)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,392,637	3,347,474

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(114,296)	83,116

Total		$31,349,106	$3,415,253

Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$10,989	*	Receivable/ Payable for variation margin on futures	$151,804	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$22,508

Credit contracts	Market value on credit default swaps	41,296	Market value on credit default swaps	$644,429

Total		$74,793		$796,233

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$767,440	$(53,768)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,709	(96,949)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	173,995	202,635

Total		$943,144	$51,918

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2019:

Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$552,824,195
Average notional amount of sale contracts	$100,267,190
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$110,459,830
Average principal amount of sale contracts	$285,248,977
Centrally Cleared Interest Rate Swaps:
Average notional amount	$994,657,483
Credit Default Swaps:
Average notional amount of buy contracts	$106,947,154
Average notional amount of sale contracts	$144,233,615
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$50,370,000
Variance Swap
Average notional amount	$5,913,124	(a)

(a)	Positions were open for five months during the year.

Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$64,317,247
Average notional amount of sale contracts	$2,178,448
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$96,836	(a)
Average principal amount of sale contracts	$6,692,034
Credit Default Swaps:
Average notional amount of buy contracts	$4,122,077
Average notional amount of sale contracts	$7,588,769

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$324,907	$(324,907)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	14,430	(14,430)			– 0	–		– 0	–	– 0	–
Citibank, NA	353,321	(353,321)			– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	878,583	(878,583)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	129,832	(129,832)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	132,817	(132,817)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	1,348,329	– 0	–		– 0	–		– 0	–	1,348,329
State Street Bank & Trust Co.	107,547	(33,348)			– 0	–		– 0	–	74,199

Total	$3,289,766	$(1,867,238)		$	– 0	–	$	– 0	–	$1,422,528	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,104,417	$(324,907)		$	– 0	–	$	– 0	–	$779,510
BNP Paribas SA	60,921	(14,430)			– 0	–		– 0	–	46,491
Citibank, NA	494,487	(353,321)			– 0	–		(141,166)		– 0	–
Citigroup Global Markets, Inc.	5,090,415	(878,583)			– 0	–		(4,211,832)		– 0	–
Credit Suisse International	2,842,987	– 0	–		– 0	–		(2,842,987)		– 0	–
Deutsche Bank AG	2,301,782	(129,832)			– 0	–		(2,171,950)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,855,693	– 0	–		– 0	–		(1,659,750)		195,943

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	$627,869	$(132,817)		$	– 0	–	$(495,052)		$	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,087,734	– 0	–		– 0	–	(292,335)			795,399
State Street Bank & Trust Co.	33,348	(33,348)			– 0	–	– 0	–		– 0	–

Total	$15,499,653	$(1,867,238)		$	– 0	–	$(11,815,072)			$1,817,343	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$21,931	$	– 0	–	$	– 0	–	$	– 0	–	$21,931
Citigroup Global Markets, Inc.	39,269		(39,269)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	2,027		(2,027)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	577		– 0	–		– 0	–		– 0	–	577

Total	$63,804		$(41,296)		$	– 0	–	$	– 0	–	$22,508	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$137,861	$(39,269)		$	– 0	–	$	– 0	–	$98,592
Credit Suisse International	319,547	– 0	–		– 0	–		(270,356)		49,191
Deutsche Bank AG	92,892	(2,027)			– 0	–		– 0	–	90,865
Goldman Sachs International	45,166	– 0	–		– 0	–		– 0	–	45,166
JPMorgan Securities, LLC	48,963	– 0	–		– 0	–		– 0	–	48,963

Total	$644,429	$(41,296)		$	– 0	–		$(270,356)		$332,777	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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The Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2019, Intermediate Duration Portfolio earned drop income of $330,513, which is included in interest income in the accompanying statement of operations.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

Intermediate Duration	2019	2018
Distributions paid from:
Ordinary income	$106,879,355	$82,290,539

Total distributions paid	$106,879,355	$82,290,539

Short Duration Plus
Distributions paid from:
Ordinary income	$4,908,029	$3,257,158

Total distributions paid	$4,908,029	$3,257,158

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$6,823,039	$(4,276,626)	$117,141,296	$119,687,709
Short Duration Plus	1,239,032	(12,761,469)	1,818,403	(9,704,034)

(a)

As of September 30, 2019, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2019, Intermediate Duration Portfolio and Short Duration Plus Portfolio utilized capital loss carryforwards of $59,249,379 and $617,652, respectively, to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $2,061,764 of capital loss carryforwards expire during the fiscal year. As of September 30, 2019, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $1,079,570 and $70,327, respectively, in straddle losses.

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(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carryforward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
Intermediate Duration	$3,197,056	$	– 0	–
Short Duration Plus	4,296,974		8,394,168

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly

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speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the

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value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios.

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Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid Investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. The Municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

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Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are

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affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Risk—A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset

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value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

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Share transactions for each Portfolio for the years ended September 30, 2019 and September 30, 2018, were as follows:

	Intermediate Duration Portfolio
	Shares			Amount
	Year Ended 9/30/19	Year Ended 9/30/18		Year Ended 9/30/19	Year Ended 9/30/18

Intermediate Duration Class Shares
Shares sold	29,044,636	38,552,357		$379,402,425		$501,187,296

Shares issued to shareholders on reinvestment of dividends and distributions	6,243,192	4,988,639		81,451,447		64,572,044

Shares redeemed	(40,968,709)	(39,833,661)		(532,057,461)		(516,998,084)

Net increase (decrease)	(5,680,881)	3,707,335		$(71,203,589)		$48,761,256

Class A Shares(a)
Shares sold	750	– 0	–	$10,022	$	– 0	–

Net increase	750	– 0	–	$10,022	$	– 0	–

Advisor Class Shares(a)
Shares sold	750	– 0	–	$10,021	$	– 0	–

Net increase	750	– 0	–	$10,021	$	– 0	–

Class Z Shares(a)
Shares sold	750	– 0	–	$10,021	$	– 0	–

Net increase	750	– 0	–	$10,021	$	– 0	–

(a)	Commenced distribution on July 23, 2019.

	Short Duration Plus Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

Short Duration Plus Class Shares
Shares sold	8,638,353	6,915,337	$100,019,774	$80,316,520

Shares issued to shareholders on reinvestment of dividends	308,203	210,970	3,753,167	2,442,556

Shares redeemed	(5,772,283)	(9,978,193)	(66,998,281)	(115,707,613)

Net increase (decrease)	3,174,273	(2,851,886)	$36,774,660	$(32,948,537)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Short Duration Plus Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18
Class A Shares
Shares sold	1,300,182	928,913	$15,174,427	$10,759,906

Shares issued to shareholders on reinvestment of dividends	29,231	17,541	340,712	203,145

Shares converted from Class B	352	1,402	4,084	16,282

Shares converted from Class C	43,405	38,152	507,082	442,697

Shares redeemed	(1,816,405)	(1,159,502)	(21,155,858)	(13,477,292)

Net decrease	(443,235)	(173,494)	$(5,129,553)	$(2,055,262)

Class B Shares
Shares sold	68	163	$785	$1,879

Shares issued to shareholders on reinvestment of dividends	8	10	103	119

Shares converted to Class A	(353)	(1,405)	(4,084)	(16,282)

Shares redeemed	(196)	(1,520)	(2,296)	(17,573)

Net decrease	(473)	(2,752)	$(5,492)	$(31,857)

Class C Shares
Shares sold	115,870	73,082	$1,342,132	$846,507

Shares issued to shareholders on reinvestment of dividends	2,695	1,923	31,310	22,216

Shares converted to Class A	(43,497)	(38,249)	(507,082)	(442,697)

Shares redeemed	(136,941)	(214,673)	(1,584,769)	(2,486,986)

Net decrease	(61,873)	(177,917)	$(718,409)	$(2,060,960)

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is

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effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class A
July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.36

Income From Investment Operations

Net investment income†	.04

Net realized and unrealized gain on investment and foreign currency transactions	.18

Total from investment operations	.22

Less: Dividends

Dividends from net investment income	(.03)

Net asset value, end of period	$ 13.55

Total Return

Total investment return based on net asset value(b)	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10

Average net assets (000 omitted)	$10

Ratio to average net assets of:

Expenses	2.00%*

Net investment income	1.34%*

Portfolio turnover rate**	62%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Advisor Class
July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.36

Income From Investment Operations

Net investment income†	.04

Net realized and unrealized gain on investment and foreign currency transactions	.19

Total from investment operations	.23

Less: Dividends

Dividends from net investment income	(.04)

Net asset value, end of period	$ 13.55

Total Return

Total investment return based on net asset value(b)	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10

Average net assets (000 omitted)	$10

Ratio to average net assets of:

Expenses	1.75%*

Net investment income	1.64%*

Portfolio turnover rate**	62%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class Z
July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.36

Income From Investment Operations

Net investment income†	.07

Net realized and unrealized gain on investment and foreign currency transactions	.18

Total from investment operations	.25

Less: Dividends

Dividends from net investment income	(.06)

Net asset value, end of period	$ 13.55

Total Return

Total investment return based on net asset value(b)	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10

Average net assets (000 omitted)	$10

Ratio to average net assets of:

Expenses	.77%*

Net investment income	2.62%*

Portfolio turnover rate**	62%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class A
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.54	$ 11.69	$ 11.76	$ 11.75	$ 11.75

Income From Investment Operations

Net investment income†	.18	.11	(c)	.03	.05^	.03	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.14)	(.04)	.02	.02

Contributions from affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Total from investment operations	.40	(.03)	(.01)	.07	.05

Less: Dividends

Dividends from net investment income	(.20)	(.12)	(.06)	(.06)	(.05)

Net asset value, end of period	$ 11.74	$ 11.54	$ 11.69	$ 11.76	$ 11.75

Total Return

Total investment return based on net asset value(b)††	3.44%	(.24)%	(.10)%	.64	%^	.43%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$20,462	$25,222	$27,583	$25,615	$35,923

Average net assets (000 omitted)	$23,973	$23,170	$24,693	$32,219	$42,125

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.97%	1.01%	1.13%	.95%	.91	%+

Expenses, before waivers/reimbursements	.97%	1.01%	1.13%	.95%	.91	%+

Net investment income	1.50%	.93	%(c)	.30%	.41	%^	.23	%+(c)

Portfolio turnover rate	39%	85%	64%	76%	86%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class B
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.52	$ 11.67	$ 11.73	$ 11.73	$ 11.73

Income From Investment Operations

Net investment income (loss)†(c)	.12	.05	.00	(d)	.02^	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.13)	(.03)	.01	.03

Contributions from affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Total from investment operations	.35	(.08)	(.03)	.03	.02

Less: Dividends

Dividends from net investment income	(.15)	(.07)	(.03)	(.03)	(.02)

Net asset value, end of period	$ 11.72	$ 11.52	$ 11.67	$ 11.73	$ 11.73

Total Return

Total investment return based on net asset value(b)††	2.99%	(.63)%	(.32)%	.31	%^	.16%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$6	$12	$43	$111	$341

Average net assets (000 omitted)	$9	$25	$65	$219	$662

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.45%	1.42%	1.40%	1.23%	1.17	%+

Expenses, before waivers/reimbursements	2.00%	1.97%	1.96%	1.78%	1.72	%+

Net investment income (loss)(c)	1.01%	.40%	(.02)%	.14	%^	(.07	)%+

Portfolio turnover rate	39%	85%	64%	76%	86%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class C
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 11.52	$ 11.67	$ 11.73	$ 11.72	$ 11.73

Income From Investment Operations

Net investment income†(c)	.15	.08	.01	.02^	.00	(d)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.14)	(.03)	.03	.01

Contributions from affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Total from investment operations	.37	(.06)	(.02)	.05	.01

Less: Dividends

Dividends from net investment income	(.17)	(.09)	(.04)	(.04)	(.02)

Net asset value, end of period	$ 11.72	$ 11.52	$ 11.67	$ 11.73	$ 11.72

Total Return

Total investment return based on net asset value(b)††	3.24%	(.44)%	(.22)%	.42	%^	.08%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,304	$2,976	$5,091	$10,582	$13,724

Average net assets (000 omitted)	$2,573	$3,778	$8,270	$12,845	$13,866

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.18%	1.22%	1.31%	1.19%	1.17	%+

Expenses, before waivers/reimbursements	1.73%	1.77%	1.86%	1.74%	1.72	%+

Net investment income (loss)(c)	1.29%	.67%	.09%	.18	%^	(.01	)%+

Portfolio turnover rate	39%	85%	64%	76%	86%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.004	0.03%	0.03%

††

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Annualized

**	The portfolio accounts for dollar roll transactions as purchases and sales.

(a)	Commencement of distributions.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of expenses waived by the Adviser.

(d)	Amount is less than $.005.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and AB Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2019 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2019. For foreign shareholders, the following percentage of dividends paid by each portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
SHORT DURATION PLUS	93.46%
INTERMEDIATE DURATION	89.34%

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Kathleen Fisher*, President Bart Friedman(1)^ R. Jay Gerken(1)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Janaki Rao, Vice President(3) Greg J. Wilensky, Vice President(3) Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

*	Ms. Fisher is expected to retire on or about March 31, 2020.

^	Mr. Friedman is expected to retire on or about December 31, 2019.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR

Kathleen M. Fisher,***+ c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2017)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2014. She has been the Head of Wealth and Investment Strategies of the Adviser’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	19	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,#^ Chair of The Board 68 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,#† 74 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2014 until 2017.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc., where he serves as Lead Director

R. Jay Gerken,# 68 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,# 53 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 66 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on the leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 70 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA- Bank, FSB

*	The address for the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Ms. Fisher is expected to retire on or about March 31, 2020.

†	Mr. Friedman is expected to retire on or about December 31, 2019.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Kathleen M. Fisher, 65	President	See biography above.

Michael Canter, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Shawn E. Keegan, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Greg J. Wilensky, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

134 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

abfunds.com	AB BOND FUNDS | 135

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these

136 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

abfunds.com	AB BOND FUNDS | 137

BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

138 | AB BOND FUNDS	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB BOND FUNDS | 139

NOTES

140 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0151-0919

SEP    09.30.19

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

ANNUAL REPORT

November 19, 2019

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the annual reporting period ended September 30, 2019.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	2.22%	5.30%

Class C Shares	1.84%	4.59%

Advisor Class Shares[1]	2.35%	5.56%

Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%

Lipper California Intermediate Municipal Debt Funds Average	3.05%	6.66%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	2.50%	5.99%

Class B Shares[2]	2.03%	4.98%

Class C Shares	2.04%	5.20%

Advisor Class Shares[1]	2.56%	6.20%

Class Z Shares[1]	2.57%	6.29%

Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%

Lipper Intermediate Municipal Debt Funds Average	3.15%	6.96%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

NAV RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	2.31%	5.74%

Class C Shares	1.92%	4.95%

Advisor Class Shares[1]	2.51%	6.00%

Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%

Lipper New York Intermediate Municipal Debt Funds Average	3.02%	6.77%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2019. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees and fund expenses.

During the 12-month period, all share classes of the Intermediate California Municipal Portfolio underperformed the benchmark for the six-month period, Class C shares underperformed the benchmark, while Class A and Advisor Class shares outperformed the benchmark, before sales charges. During both periods, all share classes of the Intermediate Diversified Municipal Portfolio except Class B and C outperformed the benchmark before sales charges. For the 12-month period, all share classes except Advisor Class of the Intermediate New York Municipal Portfolio underperformed the benchmark; during the six-month period, all share classes except Class C outperformed the benchmark before sales charges. The Portfolios have a lower interest-rate risk profile compared to the Lipper Average, which resulted in underperformance of all share classes of all Portfolios during both periods.

For all Portfolios, yield-curve positioning detracted from relative performance during both periods, while security selection within state and local general obligation (“GO”) sectors contributed. For the six-month period, yield-curve positioning, specifically underweights in the five-to-six year and six-to-seven year parts of the curve, detracted. The Portfolios’ overweight

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

to municipal credit contributed. Bonds rallied during the 12-month period as the US Federal Reserve (“the Fed”) lowered short-term interest rates in response to slower economic growth, particularly with weak manufacturing and low inflation. Additionally, historically strong inflows into municipal bonds, coupled with a dearth of supply, created a positive technical environment for the asset class. Despite the slowdown in economic growth, municipalities continued to improve their financial position; state and local government tax receipts in the second quarter of 2019 were higher than the second quarter in 2018. Additionally, state rainy-day funds are at all-time highs. In recognition of this improvement, more than half of the Moody’s rating changes during the second quarter of 2019 were upgrades compared to downgrades.

The Portfolios utilized interest rate swaps and inflation swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Falling interest rates and a flattening of the yield curve were prominent themes throughout the 12-month period ended September 30, 2019. The yield for the 10-year US Treasury fell 140 basis points over the period and the Fed cut interest rates 50 basis points. The newly imposed limit on state and local tax deductions resulted in increased demand for municipals and municipal supply continues to shrink. Lipper reported that municipal mutual funds have had US$68 billion of inflows year-to-date, while the Fed reported that the outstanding volume of municipal bonds shrunk by US$17 billion through the second quarter of 2019.

Long-maturity and high-yield municipal bonds were the best performers during the 12-month period, reflective of investors’ demand for additional income in the recent low-yield environment. The Portfolios maintained a slightly defensive interest-rate stance as the historically flat yield curve did not adequately compensate investor risk for taking long exposure. Given the fundamental strength of municipalities, the Portfolios maintained an overweight to mid-grade municipals during the 12-month period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the

4 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

prices of municipal securities insured by the insurance company may decline. As of September 30, 2019, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.58% and 0.00%, respectively, for Intermediate California Municipal Portfolio; 4.38% and 0.01%, respectively, for Intermediate Diversified Municipal Portfolio; and 2.57% and 0.00%, respectively, for Intermediate New York Municipal Portfolio.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately

(continued on next page)

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 5

shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

6 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 7

DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues

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DISCLOSURES AND RISKS (continued)

to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other

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DISCLOSURES AND RISKS (continued)

risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

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DISCLOSURES AND RISKS (continued)

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee

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DISCLOSURES AND RISKS (continued)

future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.77%	1.37%

1 Year	5.30%	2.16%

5 Years	1.91%	1.29%

10 Years	2.37%	2.06%

CLASS C SHARES			0.05%	0.09%

1 Year	4.59%	3.59%

5 Years	1.15%	1.15%

10 Years	1.64%	1.64%

ADVISOR CLASS SHARES[3]			1.04%	1.85%

1 Year	5.56%	5.56%

Since Inception[4]	1.77%	1.77%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.16%

5 Years	1.29%

10 Years	2.06%

CLASS C SHARES

1 Year	3.59%

5 Years	1.15%

10 Years	1.64%

ADVISOR CLASS SHARES[1]

1 Year	5.56%

Since Inception[2]	1.77%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.70%	2.62%

1 Year	5.99%	2.84%

5 Years	1.95%	1.33%

10 Years	2.35%	2.03%

CLASS B SHARES			1.28%	1.97%

1 Year	4.98%	1.98%

5 Years	1.11%	1.11%

10 Years[3]	1.90%	1.90%

CLASS C SHARES			1.00%	1.54%

1 Year	5.20%	4.20%

5 Years	1.18%	1.18%

10 Years	1.60%	1.60%

ADVISOR CLASS SHARES[4]			2.02%	3.11%

1 Year	6.20%	6.20%

Since Inception[5]	2.51%	2.51%

CLASS Z SHARES[4]			1.25%	1.92%

1 Year	6.29%	6.29%

Since Inception[5]	4.97%	4.97%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.56%, 1.48%, 0.40% and 0.48% for Class A, Class B, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.84%

5 Years	1.33%

10 Years	2.03%

CLASS B SHARES

1 Year	1.98%

5 Years	1.11%

10 Years[1]	1.90%

CLASS C SHARES

1 Year	4.20%

5 Years	1.18%

10 Years	1.60%

ADVISOR CLASS SHARES[2]

1 Year	6.20%

Since Inception[3]	2.51%

CLASS Z SHARES[2]

1 Year	6.29%

Since Inception[3]	4.97%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.81%	1.37%

1 Year	5.74%	2.59%

5 Years	2.08%	1.46%

10 Years	2.29%	1.98%

CLASS C SHARES			0.09%	0.15%

1 Year	4.95%	3.95%

5 Years	1.31%	1.31%

10 Years	1.55%	1.55%

ADVISOR CLASS SHARES[3]			1.08%	1.82%

1 Year	6.00%	6.00%

Since Inception[4]	1.83%	1.83%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.59%

5 Years	1.46%

10 Years	1.98%

CLASS C SHARES

1 Year	3.95%

5 Years	1.31%

10 Years	1.55%

ADVISOR CLASS SHARES[1]

1 Year	6.00%

Since Inception[2]	1.83%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.20	$3.65	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class C
Actual	$1,000	$1,018.40	$7.44	1.47%
Hypothetical**	$1,000	$1,017.70	$7.44	1.47%
Advisor Class
Actual	$1,000	$1,023.50	$2.38	0.47%
Hypothetical**	$1,000	$1,022.71	$2.38	0.47%

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,025.00	$2.59	0.51%
Hypothetical**	$1,000	$1,022.51	$2.59	0.51%
Class B
Actual	$1,000	$1,020.30	$7.44	1.47%
Hypothetical**	$1,000	$1,017.70	$7.44	1.47%
Class C
Actual	$1,000	$1,020.40	$6.48	1.28%
Hypothetical**	$1,000	$1,018.65	$6.48	1.28%
Advisor Class
Actual	$1,000	$1,025.60	$1.27	0.25%
Hypothetical**	$1,000	$1,023.82	$1.27	0.25%
Class Z
Actual	$1,000	$1,025.70	$1.93	0.38%
Hypothetical**	$1,000	$1,023.16	$1.93	0.38%

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EXPENSE EXAMPLE (continued)

(unaudited)

New York Municipal Portfolio

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.10	$3.75	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class C
Actual	$1,000	$1,019.20	$7.54	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%
Advisor Class
Actual	$1,000	$1,025.10	$2.49	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,336.3

1

All data are as of September 30, 2019. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.4% in 11 different states and American Samoa.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,388.0

1

All data are as of September 30, 2019. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.5% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

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PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,833.2

1

All data are as of September 30, 2019. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.4% in 11 different states, American Samoa and District of Columbia.

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PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.9%
Long-Term Municipal Bonds – 96.6%
California – 77.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,113,500
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,474,948
Bay Area Toll Authority Series 2012 5.00%, 4/01/24 (Pre-refunded/ETM)	1,610	1,762,161
5.00%, 4/01/25 (Pre-refunded/ETM)	12,235	13,391,330
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,325,220
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,860,474
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	23,836,400
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,473,819
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/27-11/01/32	16,880	20,440,734
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23-11/15/29	11,365	13,852,843
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 6/01/21	10,650	11,343,741

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	$5,000	$5,950,200
Series 2018 5.00%, 10/01/32	13,965	17,979,658
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,907,137
Series 2016B 5.00%, 7/01/23	12,760	14,491,149
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 1/01/30	1,000	1,221,050
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/23-12/31/31	15,730	19,278,966
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/24-7/01/29(a)	4,735	5,901,529
Series 2012 5.00%, 7/01/27(a)	4,000	4,368,520
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)	1,605	1,689,054
Series 2016A 5.00%, 6/01/31(a)	1,000	1,080,690
California State Public Works Board Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,674,857
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,066,475
Series 2014B 5.00%, 10/01/29	4,445	5,202,339
Series 2017H 5.00%, 4/01/30-4/01/32	5,270	6,532,894

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AMBAC Series 1993A 5.00%, 12/01/19	$705	$709,279
California State University 5.00%, 11/01/24 (Pre-refunded/ETM)	35	35,777
5.00%, 11/01/24	1,455	1,487,738
Series 2011A 5.25%, 11/01/26	5,500	5,969,590
Series 2012A 5.00%, 11/01/26	10,930	12,217,007
Series 2014A 5.00%, 11/01/28	16,650	19,755,724
Series 2017A 5.00%, 11/01/33	5,620	6,987,234
Series 2018A 5.00%, 11/01/30	2,330	3,042,304
Series 2019A 5.00%, 11/01/28-11/01/30	5,140	6,826,730
Series 2020A 5.00%, 11/01/29-11/01/31(b)	2,000	2,607,262
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,484,053
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 6/01/39(a)	675	789,352
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/27-12/01/33(a)	1,250	1,473,920
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 7/01/24-7/01/29(a)	1,065	1,212,696
City & County of San Francisco CA Series 2018C 5.00%, 6/15/23-6/15/25	7,330	8,522,013
Series 2018E 5.00%, 6/15/23	1,490	1,701,461
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,249,992

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/20-11/01/23	$9,255	$10,114,040
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	17,299,338
Series 2010B 5.00%, 5/15/21	6,500	6,658,470
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,051,150
City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/23-5/15/25	25,915	26,543,314
Series 2010D 5.00%, 5/15/23	5,000	5,121,550
Series 2017A 5.00%, 5/15/28-5/15/29	4,015	4,928,461
Series 2018C 5.00%, 5/15/25-5/15/28	5,145	6,258,409
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,400,249
Series 2018A 5.00%, 8/01/31	2,785	3,600,058
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/28-9/01/30	2,305	2,799,591
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31	1,170	1,355,024
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,006,280
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,235,335

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/25	$3,600	$4,151,628
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,280,260
Series 2017A 5.00%, 3/01/30	1,250	1,577,813
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33	4,675	5,558,061
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,209,130
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,852,702
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,800,305
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/31	1,750	2,213,663
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27	1,000	1,169,570
Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 6/01/20	1,585	1,622,771
Series 2018A 3.50%, 6/01/36	8,535	8,688,203
5.00%, 6/01/30	8,510	10,259,316
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23	1,560	1,695,811

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	$4,025	$4,339,352
Long Beach Unified School District Series 2010A 5.00%, 8/01/25	1,000	1,031,130
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,059,080
Los Angeles Department of Water Series 2012C 5.00%, 7/01/23	1,540	1,705,165
Series 2018A 5.00%, 7/01/31	1,345	1,714,727
Los Angeles Department of Water & Power System Revenue Series 2011A 5.00%, 7/01/20-7/01/21	5,675	5,990,838
Series 2013A 5.00%, 7/01/21-7/01/23	4,005	4,422,268
Series 2013B 4.00%, 7/01/21	2,480	2,607,174
Series 2014B 5.00%, 7/01/26-7/01/27	3,790	4,401,175
Series 2014C 4.00%, 7/01/20	700	715,323
5.00%, 7/01/25-7/01/26	21,670	25,583,906
Series 2015E 5.00%, 7/01/25	820	968,330
Series 2018B 5.00%, 1/01/22	1,050	1,138,767
Series 2019B 5.00%, 7/01/23	14,750	16,879,310
Los Angeles Unified School District/CA Series 2014B 5.00%, 7/01/21	5,470	5,831,184
Series 2014C 5.00%, 7/01/27	10,365	12,077,816
Series 2015A 5.00%, 7/01/21	1,140	1,215,274
Series 2016A 5.00%, 7/01/21-7/01/27	21,945	25,866,169

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 7/01/24	$1,470	$1,721,767
Series 2018B 5.00%, 7/01/29	9,020	11,427,167
Series 2019A 5.00%, 7/01/26	10,000	12,338,700
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	2,026,377
Metropolitan Water District of Southern California Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	768,128
5.75%, 7/01/21	995	1,037,417
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	5,546,293
Newport Mesa Unified School District 5.00%, 8/01/21-8/01/24(b)	4,890	5,301,976
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,386,322
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,790,098
Series 2016 5.00%, 8/01/30	1,420	1,731,477
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,189,500
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	625	625,981
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,124,850
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,388,426
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,674,700

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 8/01/26-8/01/27	$2,565	$2,981,021
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	18,452,805
Series 2017E 5.00%, 11/01/19	3,910	3,922,121
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/28	3,395	4,088,225
Romoland School District Series 2015 5.00%, 9/01/23	955	1,071,520
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	740	756,339
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,237,546
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,286,613
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,056,688
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)	370	383,083
5.00%, 3/01/24	630	650,343
San Bernardino Community College District Series 2013A 5.00%, 8/01/21	1,000	1,071,610
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/27	3,200	3,231,424
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2018A 4.00%, 4/01/21	12,000	12,504,360

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego County Water Authority Series 2015 5.00%, 5/01/21	$1,000	$1,061,750
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 5/15/22	4,785	5,268,189
San Diego Unified School District/CA Series 2019A 5.00%, 7/01/21	8,525	9,103,251
San Francisco City & County Airport Comm Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)	855	907,839
Series 2019E 5.00%, 5/01/34-5/01/36	9,710	12,085,265
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/21	3,900	4,118,673
Series 2011S 5.00%, 5/01/25	2,145	2,273,721
Series 2019A 5.00%, 5/01/34	11,015	13,749,143
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,454,840
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/20-8/01/24	3,300	3,561,231
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,325,420
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	3,911,445
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 7/15/22-7/15/26(b)	20,760	24,482,170

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/29-9/01/30	$2,365	$2,776,628
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	5,602,814
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	12,429,988
Series 2014A 5.00%, 7/01/30	1,030	1,202,268
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	17,194,643
State of California 5.00%, 4/01/31	1,935	2,505,303
Series 2011 5.00%, 9/01/21	1,175	1,259,682
Series 2013 5.00%, 10/01/20-9/01/28	29,390	31,419,127
Series 2014 5.00%, 10/01/19-5/01/29	20,545	23,067,704
Series 2015 5.00%, 3/01/21	17,455	18,387,097
Series 2015B 5.00%, 9/01/24	3,330	3,931,664
Series 2017 5.00%, 8/01/24	5,540	6,524,680
Series 2018 5.00%, 10/01/22	5,000	5,565,450
Series 2018C 5.00%, 8/01/27	6,060	7,690,685
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)	50	52,248
5.00%, 12/01/20	1,745	1,823,665
Series 2014A 5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,715,964

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Power Supply Revenue Series 2011N 5.00%, 5/01/20	$12,685	$12,967,368
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,444,357
Sweetwater Union High School District Series 2016 5.00%, 8/01/30	3,205	3,808,117
BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,207,777
Turlock Irrigation District 5.00%, 1/01/33-1/01/36(b)	11,410	14,054,085
University of California Series 2009Q 5.25%, 5/15/22	155	155,522
Series 2010U 5.00%, 5/15/24	4,215	4,316,961
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)	4,625	5,083,106
5.00%, 5/15/25	5,375	5,917,767
Series 2013A 5.00%, 5/15/21-5/15/48	14,785	16,078,165
Series 2014A 5.00%, 5/15/28	1,000	1,172,260
Series 2015A 5.00%, 5/15/20-5/15/24	6,425	6,927,027
Series 2015I 5.00%, 5/15/21	2,935	3,120,639
Series 2017A 5.00%, 5/15/28-5/15/31	6,465	8,193,068
Series 2017M 5.00%, 5/15/31	4,000	5,029,400
Series 2018O 4.00%, 5/15/25	8,320	9,631,149
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,544,707
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,168,208

		1,031,334,417

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 4.2%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	$8,000	$8,627,360
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	16,575	17,938,625
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	24,615	26,790,966
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	2,380	2,658,484

		56,015,435

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	735	821,921

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	1,700	1,718,411

Colorado – 0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,286,020
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32	4,750	5,880,785

		9,166,805

Connecticut – 0.7%
State of Connecticut Series 2018B 5.00%, 4/15/26-4/15/28	5,755	6,989,658

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018D 5.00%, 4/15/27	$2,280	$2,800,843

		9,790,501

Florida – 0.7%
Florida Development Finance Corp. 1.90%, 1/01/49 (Pre-refunded/ETM)	5,265	5,269,265
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	1,935	1,797,131
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,358,093
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)(g)	405	– 0	–
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	695	695,264

		9,119,753

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 1/01/32-1/01/36	2,300	2,755,807

Guam – 0.6%
Territory of Guam 5.00%, 11/15/31	135	158,540
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29-12/01/32	1,860	2,148,903
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23-11/15/31	5,240	5,926,105

		8,233,548

Illinois – 4.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,747,060
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,339,436
Series 2017B 5.00%, 12/15/26	3,250	3,745,983

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2006A 5.00%, 6/01/21	$1,000	$1,046,310
Series 2012 5.00%, 8/01/21	4,950	5,201,757
Series 2013 5.00%, 7/01/20-7/01/22	3,870	3,972,895
Series 2014 5.00%, 2/01/21	3,365	3,490,043
Series 2016 5.00%, 1/01/21-11/01/24	4,935	5,272,359
Series 2017D 5.00%, 11/01/23-11/01/24	13,465	14,808,573
Series 2018A 5.00%, 10/01/23	8,050	8,835,841
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,323,398

		59,783,655

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22	6,330	6,420,013

Kentucky – 0.8%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32	1,000	1,238,060
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	5,455	5,929,203
Series 2018C 4.00%, 12/01/49	2,870	3,174,392

		10,341,655

Massachusetts – 0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,271,486

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 0.1%
City of Detroit MI 5.00%, 4/01/31	$1,745	$1,973,386

Missouri – 0.0%
Howard Bend Levee District XLCA 5.75%, 3/01/25-3/01/27	325	386,831

New Jersey – 3.2%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/29	8,070	9,530,822
Series 2018A 5.00%, 6/15/28-6/15/29	4,000	4,726,685
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,031,208
Series 2013A 5.00%, 12/15/19	8,515	8,572,051
Series 2018A 5.00%, 12/15/34	5,905	6,942,627
Series 2019B 5.00%, 6/15/30(b)	3,225	3,857,713
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/21-6/01/28	6,000	6,872,750

		43,533,856

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	920	991,300
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	100	107,750

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	$1,125	$1,212,187

		2,311,237

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/28-5/01/33(a)	2,250	2,642,967
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22-7/01/24	2,815	3,125,267

		5,768,234

Puerto Rico – 0.5%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	740	829,866
AGC Series 2007C 5.50%, 7/01/31	150	172,899
NATL Series 2005L 5.25%, 7/01/35	3,675	3,974,659
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	1,421	1,240,007

		6,217,431

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	5,000	5,444,450

Tennessee – 0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 8/01/32	1,000	1,238,060

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 0.6%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	$3,205	$3,480,726
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/23	1,915	2,134,114
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,675	1,954,089

		7,568,929

Washington – 0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/31	2,575	3,199,927

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	685	691,651

Wisconsin – 0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	5,919,076

Total Long-Term Municipal Bonds (cost $1,240,198,730)		1,291,026,475

Short-Term Municipal Notes – 3.3%
California – 3.1%
City of Los Angeles CA 5.00%, 6/25/20	23,015	23,654,587
County of Los Angeles CA 5.00%, 6/30/20	12,890	13,255,045
University of California Series 2018A 1.52%, 5/15/48(h)	5,100	5,100,000

		42,009,632

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 0.2%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	$2,545	$2,548,970

Total Short-Term Municipal Notes (cost $44,541,389)		44,558,602

Total Municipal Obligations (cost $1,284,740,119)		1,335,585,077

GOVERNMENTS - TREASURIES – 1.3%
United States – 1.3%
U.S. Treasury Notes 2.50%, 5/31/20(i)	3,328	3,341,520
2.625%, 2/15/29	12,367	13,387,277

Total Governments - Treasuries (cost $15,896,673)		16,728,797

Total Investments – 101.2% (cost $1,300,636,792)		1,352,313,874
Other assets less liabilities – (1.2)%		(16,047,847)

Net Assets – 100.0%		$1,336,266,027

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,870	8/09/24	1.690%	CPI#	Maturity	$(29,121)	$(5,375)	$(23,746)
USD	42,870	6/17/24	1.760%	CPI#	Maturity	(296,689)	—	(296,689)

						$(325,810)	$(5,375)	$(320,435)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	40,890	6/17/21	3 Month LIBOR	1.907%	Quarterly/ Semi- Annual	$343,574	$—	$343,574
USD	40,500	9/10/24	3 Month LIBOR	1.341%	Quarterly/ Semi- Annual	(346,561)	—	(346,561)

						$(2,987)	$—	$(2,987)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	121	$(10,186)	$(12,142)	$1,956
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,399	(117,772)	(184,403)	66,631
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,242	(104,555)	(122,703)	18,148
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	66	(5,556)	(6,684)	1,128
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	825	(69,383)	(83,655)	14,272
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1	(85)	(126)	41
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,076	(90,581)	(103,181)	12,600

						$(398,118)	$(512,894)	$114,776

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	25,891	9/20/20	2.263%	CPI	#	Maturity	$(339,288)
Barclays Bank PLC	USD	22,583	10/15/20	2.208%	CPI	#	Maturity	(266,321)
Barclays Bank PLC	USD	13,259	10/15/20	2.210%	CPI	#	Maturity	(157,030)
Citibank, NA	USD	16,430	10/17/20	2.220%	CPI	#	Maturity	(196,742)
JPMorgan Chase Bank, NA	USD	28,730	7/15/24	2.165%	CPI	#	Maturity	(568,626)
JPMorgan Chase Bank, NA	USD	23,372	8/30/20	2.210%	CPI	#	Maturity	(287,292)

								$(1,815,299)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $29,635,401 or 2.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Defaulted matured security.

(g)	Non-income producing security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 96.8%
Alabama – 2.8%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,185,532
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 9/01/25	1,390	1,635,335
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,462,912
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	5,702,244
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/49	19,925	22,242,078
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	23,915	25,882,487
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	69,310	75,437,004
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	11,780	13,158,378
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	13,907,796

		181,613,766

Alaska – 0.5%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	14,432,640

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015C 5.00%, 9/01/22-9/01/24	$7,370	$8,381,141
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/24	6,675	7,735,323

		30,549,104

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	1,920	2,147,059

Arizona – 2.0%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,578,394
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	18,318,300
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,204,464
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/24	16,955	19,498,260
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,197,583
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,226,538
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	20,222,542
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/28	6,000	7,656,060
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,536,478

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Arizona Lottery Revenue 5.00%, 7/01/21-7/01/27(b)	$30,105	$35,254,290
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	9,215	9,314,798

		125,007,707

Arkansas – 0.1%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/35	6,835	6,916,952

California – 3.3%
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,436,937
City of Los Angeles Department of Airports Series 2010D 5.00%, 5/15/22-5/15/23	24,415	25,009,146
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,306,201
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	12,305	12,525,875
5.00%, 6/01/32	7,930	9,472,306
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	370	378,170
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/22	5,880	6,219,511
State of California Series 2009 5.25%, 10/01/20	5,085	5,087,898
Series 2013 5.00%, 11/01/24-11/01/25	43,465	50,043,335
Series 2014 5.00%, 5/01/25-5/01/26	80,965	94,366,327

		207,845,706

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 2.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)	$12,180	$13,168,529
City & County of Broomfield CO Series 2010 5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	3,985,864
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	20,509,381
Series 2011A 5.50%, 11/15/19	2,290	2,300,969
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,323,693
Series 2016A 5.00%, 11/15/23	4,085	4,670,871
Series 2018A 5.00%, 12/01/25-12/01/28	69,615	85,719,314
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/31-8/01/35	5,265	6,493,461
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2015B 5.00%, 12/01/19	1,185	1,192,169
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,859,584
5.25%, 1/15/24-7/15/24	7,745	7,924,761

		156,148,596

Connecticut – 3.6%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23-11/01/28	2,420	2,795,912
Series 2017B 5.00%, 8/15/25-8/15/27	12,455	14,917,668
5.00%, 8/15/27 (Pre-refunded/ETM)	495	621,883
Series 2017C 5.00%, 8/15/24-8/15/28	8,950	10,606,793

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 7/01/32	$5,425	$6,778,592
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/26-7/01/29	4,400	5,313,811
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,614,797
Series 2014A 5.00%, 3/01/28	6,360	7,267,699
Series 2015B 5.00%, 6/15/32	7,345	8,532,466
Series 2015F 5.00%, 11/15/27	1,570	1,866,228
Series 2016A 5.00%, 3/15/22-3/15/29	51,735	57,920,641
Series 2016B 5.00%, 5/15/21	17,090	18,080,024
Series 2016E 5.00%, 10/15/24-10/15/25	20,025	23,446,232
Series 2016G 5.00%, 11/01/19	4,845	4,859,099
Series 2017A 5.00%, 4/15/22	8,450	9,203,233
Series 2017B 5.00%, 4/15/28	2,515	3,144,932
Series 2018C 5.00%, 6/15/26	5,500	6,653,075
Series 2018D 5.00%, 4/15/26	16,655	20,068,775
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	9,400,648
Town of Stratford CT BAM 5.00%, 1/01/30-1/01/33	13,370	16,109,494

		231,202,002

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,271,578

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.3%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	$59,115	$66,874,688
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,180,180
Metropolitan Washington Airports Authority Series 2010F-1 5.00%, 10/01/20	11,905	12,343,699

		85,398,567

Florida – 6.0%
Brevard County School District (Brevard County School District COP) Series 2013A 5.00%, 7/01/21-7/01/22	15,275	16,571,464
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	6,794,181
Series 2012A 5.00%, 6/01/22	27,105	29,617,634
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,875	21,571,272
Series 2015A 5.00%, 6/01/22	1,795	1,935,100
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,174,388
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,546,650
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,049,102
5.625%, 10/01/25	2,550	2,743,137
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20	3,510	3,650,786
Series 2015B 5.00%, 7/01/22	3,715	4,088,952

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	$4,975	$5,616,436
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 7/01/26	4,280	5,065,123
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	7,855,085
Series 2012A 5.00%, 7/01/22	10,225	11,263,042
Florida Development Finance Corp. 1.90%, 1/01/49 (Pre-refunded/ETM)	13,995	14,006,336
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	19,275	17,901,656
Florida Development Finance Corp. (Waste Pro USA, Inc.) 5.00%, 5/01/29(a)	2,905	3,207,498
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,482,465
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,892,197
Series 2017F 5.00%, 6/01/21	2,775	2,944,358
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29-10/01/31	13,335	16,264,946
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 7/01/26	1,480	1,768,526
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,025,956
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,245	7,698,776

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

JEA Electric System Revenue Series 2017B 5.00%, 10/01/30	$1,185	$1,467,480
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)	1,565	1,813,444
5.00%, 10/01/25	1,495	1,738,147
Series 2017A 5.00%, 10/01/26	22,290	27,262,230
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 7/01/28-7/01/29	14,010	16,790,275
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	11,765	11,935,357
North Broward Hospital District Series 2017B 5.00%, 1/01/28-1/01/30	8,410	10,049,356
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/22-10/01/26	19,515	22,348,265
Orange County School Board Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	29,469,143
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	25,009,107
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35	195	197,157
Series 2010A-2 6.125%, 5/01/35	445	450,451
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	1,931,693
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 5/01/27	3,350	3,947,305
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	6,149,150

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	$3,150	$3,466,040
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,204,652
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,652,285

		385,616,603

Georgia – 2.5%
Burke County Development Authority (Georgia Power Co.) 1.55%, 12/01/49	13,000	12,887,290
1.70%, 12/01/49	23,865	23,618,952
City of Atlanta GA Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/21	12,000	12,110,510
Series 2010C 5.25%, 1/01/20	6,500	6,563,635
5.50%, 1/01/21	7,500	7,894,050
5.75%, 1/01/22-1/01/23	20,000	21,118,090
5.875%, 1/01/24	2,925	3,094,679
Series 2014A 5.00%, 1/01/28	12,250	14,031,763
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	34,735	37,569,376
Series 2018C 4.00%, 8/01/48	18,000	19,538,640

		158,426,985

Guam – 0.0%
Territory of Guam 5.00%, 11/15/31	1,095	1,285,935

Hawaii – 0.5%
City & County Honolulu HI Wastewater System Revenue Series 2010A 5.00%, 7/01/24	16,500	16,939,725

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Hawaii Series 2015E 5.00%, 10/01/23	$7,105	$8,130,891
Series 2016F 5.00%, 10/01/20-10/01/21	4,850	5,122,442

		30,193,058

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	7,554,817

Illinois – 6.4%
Chicago Board of Education Series 2010 6.319%, 11/01/29	3,580	3,962,129
Series 2017F 5.00%, 12/01/23	7,000	7,740,740
Series 2018A 4.00%, 12/01/20-12/01/22	17,620	18,313,266
5.00%, 12/01/26	1,000	1,154,150
Series 2018B 4.00%, 12/01/21	1,145	1,189,621
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,630,584
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,072,434
County of Du Page IL Series 1993 5.60%, 1/01/21	2,530	2,611,668
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,300,862
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	50,647,205
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	32,705	34,952,306
Series 2014D 5.00%, 1/01/23	1,165	1,294,373

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	$24,425	$25,815,043
5.00%, 6/15/23 (Pre-refunded/ETM)	565	619,065
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,661,453
Railsplitter Tobacco Settlement Authority 5.00%, 6/01/25	12,450	14,680,915
Series 2017 5.00%, 6/01/22-6/01/24	19,240	21,558,684
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	200	208,262
State of Illinois Series 2012 5.00%, 8/01/21-8/01/25	22,260	23,669,728
Series 2013 5.00%, 7/01/20	2,640	2,696,179
5.50%, 7/01/24	5,415	5,975,994
Series 2013A 5.00%, 4/01/23	4,415	4,795,264
Series 2014 5.00%, 5/01/22-5/01/27	45,185	49,438,438
Series 2016 5.00%, 2/01/22-2/01/24	24,860	26,919,477
Series 2017A 5.00%, 12/01/24	8,590	9,564,621
Series 2017D 5.00%, 11/01/24-11/01/28	66,055	73,743,783
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	855	872,733
State of Illinois (State of Illinois Sales Tax) Series 2016C 5.00%, 6/15/22	2,525	2,710,941
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)(e)	5,078	1,015,600

		411,815,518

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana – 0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/44	$9,670	$11,474,422

Iowa – 0.3%
PEFA, Inc. 5.00%, 9/01/49	14,000	16,553,600

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	14,160	15,395,528
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/19	2,020	2,020,000

		17,415,528

Kentucky – 2.7%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/34	3,835	3,812,527
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,198,270
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28-6/01/30	8,620	10,131,771
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	41,090	44,661,954
Series 2018C 4.00%, 12/01/49	36,475	40,343,538
Series 2019A 4.00%, 12/01/49	10,855	12,016,051
Kentucky Public Energy Authority (Royal Bank of Canada) Series 2018B 4.00%, 1/01/49	24,850	27,462,729

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	$8,490	$9,339,764
Series 2016A 5.00%, 7/01/22-7/01/27	18,425	21,215,491

		170,182,095

Louisiana – 0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,640,680
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,650,687
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,073,480
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,003,633
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,339,884
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,872,115

		32,580,479

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,157,370

Maryland – 0.1%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25-9/01/26	2,000	2,371,040
State of Maryland Series 2012 5.00%, 3/15/20	1,905	1,936,794
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,187,730

		5,495,564

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.5%
Commonwealth of Massachusetts Series 2016B 5.00%, 7/01/23	$3,865	$4,389,365
Series 2019B 5.00%, 1/01/21	15,755	16,487,607
AGM Series 2006C 2.691% (CPI + 0.88%), 11/01/19(f)	1,815	1,816,234
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fed Hwy Grant) Series 2013 5.00%, 6/15/20	1,040	1,067,040
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/25-10/01/33	15,375	19,499,516
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25-7/01/29	24,065	30,016,400
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 7/01/28-7/01/33	7,525	9,266,078
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	2,890,105
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	11,804,414

		97,236,759

Michigan – 4.9%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/20	7,050	7,236,261

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 7/01/24-7/01/25	$12,505	$14,863,214
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,386,210
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 5/15/36(b)	48,585	55,713,391
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	505,835
3.60%, 10/01/21	500	511,950
3.80%, 10/01/22	500	520,705
3.875%, 10/01/23	2,000	2,113,140
4.00%, 10/01/24	3,000	3,225,810
4.50%, 10/01/29	12,065	13,130,219
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	46,484,499
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,355	63,307,380
Michigan Finance Authority (Public Lighting Authority) 5.00%, 7/01/30	1,580	1,780,470
Series 2014B 5.00%, 7/01/27-7/01/31	7,450	8,415,016
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,238,261
5.50%, 12/01/26-12/01/27	7,220	8,785,111
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/24-6/30/28	31,630	38,090,650

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Lyon Community Schools Series 2016 5.00%, 5/01/22	$3,060	$3,343,968
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/20-11/01/23	6,510	6,529,209
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,701,279
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,731,918
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)	1,190	1,195,176
5.00%, 11/15/21-11/15/23	6,125	6,149,581
5.00%, 11/15/22 (Pre-refunded/ETM)	4,380	4,399,053
5.00%, 11/15/23 (Pre-refunded/ETM)	2,405	2,415,462

		313,773,768

Minnesota – 0.1%
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,135,379

Missouri – 0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25-3/01/28	2,820	3,273,476
City of Springfield MO Public Utility Revenue (Springfield Public Utilities Board COP) Series 2012 5.00%, 12/01/19	1,295	1,302,900
Howard Bend Levee District XLCA 5.75%, 3/01/25-3/01/27	1,620	1,929,686
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,096,273

		9,602,335

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25-2/15/28	$15,015	$18,094,411

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	57,465	64,260,811

Nevada – 1.5%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	13,490	15,104,783
Clark County School District Series 2015B 5.00%, 6/15/22	17,785	19,487,024
Series 2016D 5.00%, 6/15/24	26,915	31,216,286
County of Clark NV Series 2017 5.00%, 6/01/24	6,530	7,603,859
Las Vegas Valley Water District Series 2016B 5.00%, 6/01/28	4,590	5,627,111
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,090,335

		95,129,398

New Hampshire – 0.0%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/27(a)	2,250	2,382,368

New Jersey – 7.4%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	4,791,960
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,046,905
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	145	149,817
5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,691,538
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,553,394

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	$1,720	$1,771,858
5.50%, 9/01/21	370	389,873
Series 2011G 5.00%, 9/01/20	145	149,372
Series 2013 5.00%, 3/01/20	13,965	14,156,320
Series 2014P 5.00%, 6/15/20	1,425	1,458,089
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	14,838,301
Series 2017B 5.00%, 11/01/20-11/01/21	33,960	35,975,719
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,439,567
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,155,077
5.50%, 1/01/26-1/01/27	2,000	2,308,030
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21-10/01/25	9,515	10,698,456
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,077,785
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21	3,750	3,903,356
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20-9/15/21	26,310	27,658,946
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/28	13,780	16,391,812

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 6/15/29	$3,035	$3,578,538
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/29	1,525	1,836,741
Series 2006A 5.25%, 12/15/20	3,730	3,888,712
5.50%, 12/15/21	6,155	6,671,220
Series 2011B 5.00%, 6/15/20	1,310	1,340,418
Series 2013A 5.00%, 6/15/20	3,960	4,051,951
Series 2018A 5.00%, 12/15/27-12/15/33	60,300	72,284,649
Series 2019B 5.00%, 6/15/33(b)	3,885	4,594,634
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,165,800
Series 2014A 5.00%, 1/01/27-1/01/29	75,940	88,323,055
Series 2014C 5.00%, 1/01/24	14,720	16,939,776
Series 2017A 5.00%, 1/01/29	7,235	8,942,171
Series 2017B 5.00%, 1/01/29-1/01/31	39,985	50,264,048
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,067,698
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/20-6/01/28	22,750	26,034,579
Tobacco Settlement Financing Corp/NJ Series 2018A 5.00%, 6/01/35	2,620	3,130,009

		472,720,174

New Mexico – 0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	15,820	15,828,226

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 13.9%
City of New York NY Series 2009C 5.00%, 8/01/20-8/01/22	$15,190	$15,236,478
Series 2014A 5.00%, 8/01/27	1,130	1,318,122
Series 2015A 5.00%, 8/01/22-8/01/23	12,040	13,363,835
Series 2015B 5.00%, 8/01/23	6,370	7,257,851
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,864,448
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,593,538
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,779,117
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	61,533,103
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)	3,335	3,733,833
5.00%, 11/15/26	2,730	3,014,684
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,993,863
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,863,671
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,672,826
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,959,800
Series 2017C 5.00%, 11/15/27-11/15/33	79,840	99,753,740
Series 2018B 5.00%, 5/15/20	34,840	35,599,512
Series 2019B 5.00%, 5/15/22	99,625	108,307,319
AGC Series 2003B 5.25%, 11/15/20	8,415	8,771,544
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,024,291

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31-7/15/32	$53,935	$68,173,271
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	37,077,063
Series 2011C 5.00%, 11/01/23-11/01/25	17,620	18,974,696
Series 2012A 5.00%, 8/01/25	12,345	13,613,696
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	61,742,076
Series 2012E 5.00%, 11/01/21	8,545	9,199,547
Series 2017A 5.00%, 8/01/33	4,860	5,989,707
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,147,953
Series 2012A 5.00%, 12/15/22	20,745	23,163,867
Series 2014C 5.00%, 3/15/27	2,015	2,328,252
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	19,607,882
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	71,597,768
Series 2013D 5.00%, 3/15/23	32,000	36,035,840
Series 2016A 5.00%, 3/15/24	4,010	4,656,051
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	74,370	90,199,112

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	$3,335	$3,786,859

		884,935,215

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,900,858
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	13,878,562

		15,779,420

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28-6/01/30	5,000	5,958,370

Ohio – 3.1%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,706,545
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26-8/01/28	20,420	25,058,911
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	97,324,631
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26-2/15/27	5,455	6,389,212
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/31	1,000	1,241,400
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/22-12/01/23	3,470	3,879,677
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	2,330	2,510,575

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	$6,325	$6,815,188
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	36,160	37,946,114
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	6,983,428
University of Toledo Series 2010 5.00%, 6/01/21 (Pre-refunded/ETM)	2,610	2,674,806

		195,530,487

Oklahoma – 0.2%
Canadian County Educational Facilities Authority (Canadian County Educational Facilities Authority Lease) 5.00%, 12/01/20	2,050	2,122,037
Comanche County Memorial Hospital 5.00%, 7/01/22	520	553,290
Series 2015 5.00%, 7/01/20-7/01/28	9,270	9,729,754
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	1,875	2,013,600

		14,418,681

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,580,163
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,118,250
Port of Portland OR Airport Revenue (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,441,797
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,036,793

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 11/01/22 (Pre-refunded/ETM)	$3,120	$3,129,141
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,118,267
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/21-11/01/23	10,275	10,305,368
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,939,625

		33,669,404

Pennsylvania – 7.9%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 7/15/30-7/15/33	19,390	24,528,769
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,016,355
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	2,120	2,276,350
City of Philadelphia PA Series 2013A 5.00%, 7/15/20-7/15/21	3,245	3,414,863
Series 2019A 5.00%, 8/01/26	1,420	1,736,120
Series 2019B 5.00%, 2/01/30	1,005	1,287,767
AGM Series 2017A 5.00%, 8/01/27-8/01/32	46,290	57,223,666
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,392,141
Series 2010D 5.00%, 6/15/20	7,920	8,110,080
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24-10/01/26	17,425	20,921,122

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	$9,575	$11,222,474
Series 2017 5.00%, 1/01/25-1/01/27	130,480	154,566,866
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,898,080
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27-12/01/32	5,000	5,630,796
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 9/01/30-9/01/32	2,845	3,587,531
Series 2018 5.00%, 9/01/26-9/01/30	10,650	13,209,037
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	59,973,065
Pennsylvania Turnpike Commission 5.00%, 12/01/29-12/01/30	13,890	17,694,694
Series 2017B 5.00%, 6/01/28-6/01/30	13,255	16,128,650
Series 2019 5.00%, 12/01/22	5,250	5,840,992
Philadelphia Parking Authority (The) Series 2009 5.00%, 9/01/20	12,685	13,098,024
5.125%, 9/01/22	9,080	9,374,192
School District of Philadelphia (The) Series 2016D 5.00%, 9/01/24	8,360	9,654,295
Series 2016F 5.00%, 9/01/23-9/01/24	29,165	33,538,125

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)	$3,870	$3,929,172
5.00%, 3/01/23-3/01/24	2,830	2,871,327
5.00%, 3/01/24 (Pre-refunded/ETM)	5,545	5,629,783

		502,754,336

Puerto Rico – 0.6%
Commonwealth of Puerto Rico AGC Series 2001A 5.50%, 7/01/29	125	142,530
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	5,150	5,815,586
NATL Series 2007V 5.25%, 7/01/35	150	162,936
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	4,260	4,777,334
AGC Series 2007C 5.50%, 7/01/31	510	587,857
AGC Series 2007N 5.25%, 7/01/34-7/01/36	10,525	11,874,474
NATL Series 2005L 5.25%, 7/01/35	500	540,770
NATL Series 2007N 5.25%, 7/01/32	1,050	1,139,502
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	3,250	3,608,605
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	7,511	6,554,324

		35,203,918

Rhode Island – 0.6%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,840,067
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	6,585,559

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	$720	$745,006
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	15,937,378

		36,108,010

South Carolina – 1.0%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/21	1,185	1,273,531
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	48,725	53,056,165
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,187,975
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/30-12/01/34	2,435	2,899,774

		65,417,445

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29-9/01/30	7,025	8,668,853

Tennessee – 1.0%
County of Shelby TN Series 2019A 5.00%, 4/01/21	1,320	1,392,996
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 2/01/50	5,445	6,265,834
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,253,300

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 4.00%, 5/01/48	$50,910	$54,438,572

		64,350,702

Texas – 8.7%
Austin Independent School District Series 2014B 5.00%, 8/01/21	1,700	1,815,634
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	19,817,394
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,554,639
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	7,880,625
Series 2015 5.00%, 2/15/21	3,240	3,404,430
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	3,850,996
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	19,340,500
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,372,856
City of Houston TX Airport System Revenue Series 2018B 5.00%, 7/01/30	6,160	7,787,410
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,563,072
Series 2018 5.00%, 7/15/28	9,135	10,960,995
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	28,604,413
Series 2020A 5.00%, 11/15/32-11/15/33(b)	10,485	13,309,301
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,095,447

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	$17,725	$18,376,920
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,424,800
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21 (Pre-refunded/ETM)	2,000	2,076,260
5.00%, 11/01/23 (Pre-refunded/ETM)	6,750	7,007,378
5.00%, 11/01/24 (Pre-refunded/ETM)	5,000	5,190,650
5.00%, 11/01/25 (Pre-refunded/ETM)	4,155	4,313,430
Series 2014A 5.25%, 11/01/28	11,585	13,212,461
Denton Independent School District Series 2016 5.00%, 8/15/27	1,220	1,481,202
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	84,825	94,302,497
Harris County Hospital District Series 2016 5.00%, 2/15/20-2/15/27	7,155	7,795,990
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/26-10/15/31	3,220	3,802,407
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	10,680	11,598,800
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	1,130	1,203,326
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25-8/15/28	7,250	8,875,598
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)	5,000	5,345,550

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.25%, 9/01/25 (Pre-refunded/ETM)	$18,130	$19,468,357
5.25%, 9/01/26 (Pre-refunded/ETM)	17,810	19,124,734
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 1/01/21-1/01/24	16,745	18,291,918
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	14,411,088
Series 2019B 5.00%, 1/01/27-1/01/29	30,080	38,052,386
San Antonio Water System Series 2011A 5.00%, 5/15/23 (Pre-refunded/ETM)	2,240	2,291,206
5.00%, 5/15/23-5/15/26	14,615	14,947,724
5.00%, 5/15/24 (Pre-refunded/ETM)	1,700	1,738,862
5.00%, 5/15/25 (Pre-refunded/ETM)	2,165	2,214,492
5.00%, 5/15/26 (Pre-refunded/ETM)	480	490,973
Series 2013E 5.00%, 5/15/25	3,000	3,384,540
Spring Branch Independent School District Series 2015A 5.00%, 2/01/24	3,215	3,708,953
Series 2015B 5.00%, 2/01/24	4,855	5,600,922
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	8,636,005
State of Texas Series 2011
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	5,885,275
5.00%, 10/01/23-10/01/25	11,425	12,262,297
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	5,821,072
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,236,901
Series 2014A 5.00%, 10/01/23	13,680	15,666,746
Series 2015A 5.00%, 10/01/23	10,615	12,156,616
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,355,803

		554,111,851

Utah – 0.1%
Davis School District Series 2017 5.00%, 6/01/22	1,015	1,114,135

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	$5,455	$6,509,748

		7,623,883

Virginia – 0.9%
Chesapeake Bay Bridge & Tunnel District 5.00%, 11/01/23	19,800	22,445,676
County of Fairfax VA Series 2019A 4.00%, 10/01/22	7,220	7,806,625
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 8/01/22-8/01/34(b)	19,260	23,916,873
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,869,572

		59,038,746

Washington – 4.0%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,192,166
Series 2011B 5.00%, 7/01/21	5,000	5,308,600
5.25%, 7/01/22	3,670	3,906,825
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 4/01/26	4,280	5,256,097
Series 2016C 5.00%, 10/01/21	11,130	11,943,826
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20-8/01/22	3,855	4,052,956
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	510	511,698
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,821,171

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)	$4,415	$4,616,741
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/20-7/01/21	18,905	19,755,663
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,796,465
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	6,875,505
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,624,937
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,023,113
Port of Seattle WA 5.00%, 4/01/33	1,000	1,242,290
Series 2010B 5.00%, 6/01/22	1,995	2,042,381
Series 2015C 5.00%, 4/01/21-4/01/23	4,320	4,712,836
Series 2018A 5.00%, 5/01/25	8,320	9,795,302
Series 2018B 5.00%, 5/01/25	4,695	5,527,517
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,889,008
State of Washington Series 2012 5.00%, 7/01/22	14,220	15,647,404
Series 2012R 5.00%, 7/01/24	6,765	7,447,927
Series 20152 5.00%, 7/01/23	9,895	11,237,455
Series 2015A-1 5.00%, 8/01/23	8,010	9,120,026
Series 2015B 5.00%, 2/01/22	4,480	4,862,592
State of Washington (State of Washington COP) Series 2015C 5.00%, 7/01/22-7/01/23	20,690	23,196,751

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/23	$17,550	$19,363,266
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	37,659,302
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25-8/15/30	15,880	18,690,749
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 1/01/26(b)	3,505	3,507,629

		256,628,198

West Virginia – 0.2%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/20-6/15/21	8,170	8,542,175
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	3,615	3,650,102

		12,192,277

Wisconsin – 0.9%
State of Wisconsin Series 2019A 5.00%, 5/01/25-5/01/29	45,000	55,965,330
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,109,480
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,158,710

		58,233,520

Total Long-Term Municipal Bonds (cost $5,923,557,051)		6,186,639,956

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.1%
Texas – 1.1%
State of Texas 4.00%, 8/27/20 (cost $72,395,112)	$70,690	$72,382,319

Total Municipal Obligations (cost $5,995,952,163)		6,259,022,275

GOVERNMENTS - TREASURIES – 1.7%
United States – 1.7%
U.S. Treasury Notes 2.125%, 11/30/23(g)	4,000	4,088,125
2.50%, 5/31/20(g)	1,500	1,506,094
2.625%, 2/15/29(g)	92,637	100,279,552

Total Governments - Treasuries (cost $98,508,705)		105,873,771

CORPORATES - INVESTMENT GRADE – 1.0%
Industrial – 1.0%
Capital Goods – 0.2%
Boeing Co. (The) 2.30%, 8/01/21	14,104	14,165,493

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Financial Services, Inc. 4.05%, 2/04/22(a)	15,636	16,135,101

Consumer Non-Cyclical – 0.5%
Amgen, Inc. 3.875%, 11/15/21	30,349	31,321,382

Total Corporates - Investment Grade (cost $61,420,949)		61,621,976

Total Investments – 100.6% (cost $6,155,881,817)		6,426,518,022
Other assets less liabilities – (0.6)%		(38,471,202)

Net Assets – 100.0%		$6,388,046,820

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	179,270	6/17/24	1.760%	CPI#	Maturity	$(1,240,668)	$—	$(1,240,668)
USD	37,730	8/09/24	1.690%	CPI#	Maturity	(159,932)	(33,922)	(126,010)

						$(1,400,600)	$(33,922)	$(1,366,678)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	77,820	8/09/22	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	$(266,712)	$—	$(266,712)
USD	164,000	9/10/24	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	(1,403,359)	—	(1,403,359)

						$(1,670,071)	$—	$(1,670,071)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	505	$(42,513)	$(50,677)	$8,164
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,677	(141,176)	(217,111)	75,935
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,192	(437,080)	(512,944)	75,864
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	277	(23,318)	(28,053)	4,735

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	3,451	$(290,229)	$(349,929)	$59,700
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,414	(287,402)	(425,800)	138,398
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	112	(9,428)	(14,062)	4,634
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	647	(54,467)	(83,413)	28,946
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	4,500	(378,825)	(431,519)	52,694

						$(1,664,438)	$(2,113,508)	$449,070

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	131,082	9/20/20	2.263%	CPI	#	Maturity	$(1,717,760)
Barclays Bank PLC	USD	115,780	10/15/20	2.208%	CPI	#	Maturity	(1,365,389)
Barclays Bank PLC	USD	67,128	10/15/20	2.210%	CPI	#	Maturity	(795,015)
Citibank, NA	USD	84,230	10/17/20	2.220%	CPI	#	Maturity	(1,008,618)
JPMorgan Chase Bank, NA	USD	126,182	8/30/20	2.210%	CPI	#	Maturity	(1,551,046)
JPMorgan Chase Bank, NA	USD	156,800	7/15/24	2.165%	CPI	#	Maturity	(3,103,397)

								$(9,541,225)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $100,949,544 or 1.6% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Illiquid security.

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DIVERSIFIED MUNICIPAL PORTFOLIO

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.4% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

September 30, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 97.1%
New York – 78.5%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21-12/15/22	$6,135	$6,284,538
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,834,269
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,215,120
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,621,212
5.25%, 11/01/29	1,900	2,078,448
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	7,319,769
Series 2011A 5.00%, 8/01/26	14,275	15,202,589
Series 2011D-1 5.00%, 10/01/24	2,860	3,068,694
Series 2012I 5.00%, 8/01/22	2,320	2,561,164
Series 2013B 5.00%, 8/01/20	10,000	10,309,600
Series 2013I 5.00%, 8/01/20	18,775	19,356,274
Series 20171 5.00%, 8/01/25	1,130	1,361,006
Series 2017C 5.00%, 8/01/23	1,075	1,224,834
Series 2018A 5.00%, 8/01/26	7,690	9,502,994
Series 2019E 5.00%, 8/01/21	10,620	11,334,301
Series 2019H 5.00%, 1/01/32	5,615	7,168,502
County of Albany NY Series 2020C 5.00%, 11/01/21-11/01/23(a)	5,655	6,058,630

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Monroe NY Series 2015 5.00%, 6/01/21-6/01/22	$10,660	$11,446,207
BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,276,067
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,226,510
Series 2013A 5.00%, 4/01/20	2,405	2,447,761
Series 2014A 5.00%, 4/01/25	10,190	11,769,654
Series 2017C 5.00%, 10/01/26-10/01/27	22,095	27,462,846
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,828,929
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,413,694
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,139,590
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31-2/15/32	22,650	28,022,936
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)	475	474,782
5.25%, 1/01/24(b)	1,250	1,251,013
Long Island Power Authority Series 2019B 1.65%, 9/01/49	9,490	9,475,670
Metropolitan Transportation Authority 5.00%, 11/15/28	4,020	5,144,394
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,250,053
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	9,707,534
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,230,150
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	20,999,052

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.25%, 11/15/26 (Pre-refunded/ETM)	$8,805	$9,210,294
Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)	925	1,000,767
Series 2011C 5.00%, 11/15/24	1,965	2,113,122
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,409,550
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,625,165
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,704,775
Series 2012F 5.00%, 11/15/22	3,470	3,845,211
Series 2016C 5.00%, 11/15/34	4,480	4,535,597
Series 2016D 5.00%, 11/15/27	1,210	1,485,190
Series 2017B 5.00%, 11/15/26-11/15/27	7,460	9,304,098
Series 2017C 5.00%, 11/15/25-11/15/31	71,305	88,567,861
Series 2018B 5.00%, 5/15/20	39,770	40,636,986
Series 2019D 5.00%, 9/01/22	38,060	41,683,312
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	15,786,460
Series 2017A 5.00%, 11/15/31	2,025	2,513,552
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,234,047
New York City Housing Development Corp. Series 2013A 5.00%, 7/01/25	2,000	2,255,520
New York City Municipal Water Finance Authority Series 2010F 5.00%, 6/15/25 (Pre-refunded/ETM)	14,930	15,330,870
Series 2010F 5.00%, 6/15/25	9,800	10,058,916

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011HH 5.00%, 6/15/26	$9,055	$9,615,052
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	15,965,761
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,366,455
Series 2015G 5.00%, 6/15/28	11,465	13,695,974
Series 2018AA 5.00%, 6/15/24	8,280	9,677,167
Series 2019D 5.00%, 6/15/24	1,005	1,125,188
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	4,709,996
Series 2012S 5.00%, 7/15/25	7,390	8,142,080
Series 2018S 5.00%, 7/15/31-7/15/32	18,065	22,788,085
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	3,770	3,921,215
Series 2011A-1 5.00%, 11/01/23	15,315	16,501,300
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	15,738,765
Series 2011C 5.00%, 11/01/20	9,480	9,860,243
Series 2012B 5.00%, 11/01/23-11/01/24	10,805	12,015,292
Series 2012D 5.00%, 11/01/20-11/01/23	29,575	31,868,807
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	12,407,222
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,758,395
Series 2014C 5.00%, 11/01/26	6,345	7,367,560
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	10,970,119
Series 2015C 5.00%, 11/01/20-11/01/26	23,000	27,008,330

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 8/01/31	$2,150	$2,620,248
Series 2017 5.00%, 11/01/26	4,175	5,184,933
Series 2017A 5.00%, 8/01/21	1,740	1,858,355
Series 2017F 5.00%, 5/01/32	1,220	1,501,161
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,938,902
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	4,959,616
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 9/15/69(a)	20,000	20,395,600
2.625%, 9/15/69(a)	11,715	11,900,214
2.80%, 9/15/69(a)	6,470	6,579,537
New York State Dormitory Authority Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,336,406
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,404,797
5.00%, 2/15/23 (Pre-refunded/ETM)	865	941,976
5.00%, 2/15/24 (Pre-refunded/ETM)	815	887,527
5.00%, 2/15/25 (Pre-refunded/ETM)	880	958,311
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,405,800
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21-3/15/23	13,835	14,738,830
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,324,804
Series 2019A 5.00%, 7/01/32	2,975	3,894,245

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23-12/01/26(c)	$4,600	$5,322,953
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 7/01/21-7/01/26(a)	3,110	3,459,281
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/24	1,130	1,313,343
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21	5,905	6,383,423
Series 2012B 5.00%, 3/15/22	3,905	4,255,747
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	19,875,175
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	15,918,792
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	16,728,170
Series 2015B 5.00%, 2/15/23	1,160	1,301,648
Series 2015E 5.00%, 3/15/21-3/15/23	5,380	5,981,485
Series 2016D 5.00%, 2/15/21	5,970	6,272,977
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,709,350
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 3/15/29	5,155	6,633,248
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2014 3.75%, 12/01/44(c)	1,075	1,078,483
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2009A 5.25%, 6/15/24	7,300	7,304,964

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019B 5.00%, 6/15/27-6/15/30(a)	$1,445	$1,871,441
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	10,312,609
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21-4/01/25	26,175	28,336,375
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,406,672
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,130,821
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	38,924,928
Series 2018L 5.00%, 1/01/20	3,780	3,814,700
AGM Series 2012I 5.00%, 1/01/25	5,155	5,582,453
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,617,587
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/21-3/15/28	17,635	19,451,485
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/21-8/01/31	26,420	27,753,139
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 1/01/32	2,355	2,832,735
Series 2018 5.00%, 1/01/27-1/01/30	26,580	32,203,932
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,839,999

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(c)	$3,400	$3,555,584
Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	11,580	13,173,790
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,102,500
Series 2011O 5.00%, 10/15/21	5,215	5,593,818
Series 2013-178 5.00%, 12/01/23	10,480	11,957,470
Series 2014 5.00%, 9/01/23-9/01/27	12,470	14,315,864
Series 2014-1 5.00%, 10/15/23	3,455	3,927,817
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	13,653,548
Series 2015E 5.00%, 10/15/22-10/15/26	16,390	19,034,118
Series 2017 5.00%, 10/15/28	6,925	8,587,692
Series 20182 5.00%, 9/15/27	9,310	11,593,650
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	13,140	15,527,267
Town of Oyster Bay NY Series 2018 5.00%, 2/15/22–2/15/23	11,660	12,562,809
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	7,000	7,607,460
Series 2012B 5.00%, 11/15/21-11/15/23	25,760	28,478,905
Series 2013A 5.00%, 11/15/28	5,000	5,623,950
Series 2013B 5.00%, 11/15/22	7,525	8,402,189
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/21	1,000	1,032,560

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

TSASC, Inc./NY Series 2017A 5.00%, 6/01/20-6/01/23	$3,000	$3,236,350
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	40,056,677

		1,438,346,280

Alabama – 1.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 12/01/48	5,935	6,400,423
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	10,000	10,822,700
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(c)	2,630	2,937,736

		20,160,859

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(c)	1,055	1,179,764

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(c)	2,400	2,425,992

California – 0.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,210	3,267,619

Colorado – 1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	2,425	2,656,200

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/31-8/01/34	$15,295	$18,886,173

		21,542,373

Connecticut – 1.5%
State of Connecticut Series 2018B 5.00%, 4/15/25	14,565	17,162,231
Series 2018C 5.00%, 6/15/27	4,690	5,780,472
Series 2018F 5.00%, 9/15/27	4,025	4,985,284

		27,927,987

District of Columbia – 0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	1,500	1,552,980

Florida – 0.4%
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(c)	2,705	2,512,269
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/26	3,000	3,696,000
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35	60	60,664
Series 2010A-2 6.125%, 5/01/35	165	167,021
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 8/01/26	1,000	1,158,880

		7,594,834

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 1/01/31-1/01/35	2,655	3,185,394

Guam – 1.2%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/20	710	717,987

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28-7/01/31	$4,250	$5,042,030
Guam Power Authority Series 2017A 5.00%, 10/01/25-10/01/27	3,945	4,615,533
Territory of Guam 5.00%, 11/15/31	315	369,927
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29-12/01/32	2,545	2,940,275
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23-11/15/31	7,150	8,086,125

		21,771,877

Illinois – 3.7%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	8,160	9,023,491
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,449,761
Series 2017B 5.00%, 12/15/28	2,000	2,320,700
State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	13,135	14,026,043
Series 2013 5.50%, 7/01/25	7,435	8,202,143
Series 2014 5.00%, 5/01/24	2,540	2,798,267
Series 2016 5.00%, 2/01/24	4,200	4,605,426
Series 2017A 5.00%, 12/01/24	2,060	2,293,728
Series 2017D 5.00%, 11/01/23-11/01/24	13,005	14,332,753
Series 2018A 5.00%, 10/01/24	2,910	3,230,566
Series 2018B 5.00%, 5/01/24	1,405	1,547,860

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(d)(e)(f)	$1,307	$261,400

		68,092,138

Indiana – 0.3%
Indiana Bond Bank Series 2007A 5.25%, 10/15/21	5,885	6,305,248

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/22	3,520	3,570,054

Kentucky – 0.2%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/33-8/01/35	3,190	3,918,228

Michigan – 1.2%
City of Detroit MI 5.00%, 4/01/29-4/01/32	1,255	1,415,561
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	3,055	3,334,747
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/29-6/30/32	14,290	17,723,813

		22,474,121

Missouri – 0.0%
Howard Bend Levee District XLCA 5.75%, 3/01/25-3/01/27	395	475,172

Nebraska – 0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	12,000	13,419,120

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/28	$1,445	$1,578,590
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/24-6/15/27	10,000	11,678,600
Series 2018A 5.00%, 6/15/28	11,630	13,757,127
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,318,293
Series 2012A 5.00%, 6/15/22	1,000	1,087,350
Series 2018A 5.00%, 12/15/30	3,350	3,998,192
Series 2019B 5.00%, 6/15/30-6/15/34(a)	6,760	7,987,893
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,354,428

		47,760,473

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	1,305	1,406,137
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	1,650	1,777,875

		3,184,012

Oklahoma – 0.0%
Comanche County Memorial Hospital 5.00%, 7/01/22	250	266,005

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23-7/01/24	$3,775	$4,216,726
Philadelphia Parking Authority (The) Series 2009 5.25%, 9/01/23	2,435	2,515,720

		6,732,446

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	1,390	1,569,644
NATL Series 2007V 5.25%, 7/01/29	255	277,282
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 7/01/34-7/01/36	3,095	3,492,083
AGM Series 2007C 5.50%, 7/01/31	1,370	1,579,144
NATL Series 2005L 5.25%, 7/01/35	135	146,008
NATL Series 2007N 5.25%, 7/01/32	275	298,441
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	2,035	1,775,802

		9,138,404

Tennessee – 1.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 8/01/31-8/01/34	3,500	4,324,135
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 2/01/50	4,615	5,310,711
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	18,511,151

		28,145,997

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	$1,750	$2,099,808
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(c)	4,540	4,930,576

		7,030,384

Washington – 0.5%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32-8/01/34	7,280	8,972,328

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	915	923,885

Total Long-Term Municipal Bonds (cost $1,707,611,971)		1,779,363,974

Short-Term Municipal Notes – 1.5%
New York – 1.0%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	18,895	18,924,476

Texas – 0.5%
State of Texas 4.00%, 8/27/20	9,000	9,215,460

Total Short-Term Municipal Notes (cost $28,112,089)		28,139,936

Total Municipal Obligations (cost $1,735,724,060)		1,807,503,910

GOVERNMENTS - TREASURIES – 1.3%
United States – 1.3%
U.S. Treasury Notes
2.50%, 5/31/20(g)	3,600	3,614,625

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

2.625%, 7/31/20-2/15/29	$18,694	$19,439,138

Total Governments - Treasuries (cost $22,752,806)		23,053,763

Total Investments – 99.9% (cost $1,758,476,866)		1,830,557,673
Other assets less liabilities – 0.1%		2,615,128

Net Assets – 100.0%		$1,833,172,801

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	16,890	8/09/24	1.690%	CPI#	Maturity	$(71,594)	$—	$(71,594)
USD	56,620	6/17/24	1.760%	CPI#	Maturity	(391,848)	—	(391,848)

						$(463,442)	$—	$(463,442)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	94,790	6/17/21	3 Month LIBOR	1.907%	Quarterly/ Semi- Annual	$796,463	$—	$796,463
USD	35,380	8/09/22	3 Month LIBOR	1.486%	Quarterly/ Semi- Annual	(121,258)	—	(121,258)
USD	10,250	4/16/34	3 Month LIBOR	2.673%	Quarterly/ Semi- Annual	1,449,842	—	1,449,842

						$2,125,047	$—	$2,125,047

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	169	$(14,227)	$(16,959)	$2,732
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	560	(47,143)	(72,500)	25,357
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,734	(145,974)	(171,311)	25,337
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	93	(7,830)	(9,419)	1,589
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,151	(96,800)	(116,711)	19,911
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,142	(96,137)	(142,432)	46,295
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	37	(3,114)	(4,645)	1,531
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	216	(18,183)	(27,847)	9,664
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,503	(126,527)	(144,127)	17,600

						$(555,935)	$(705,951)	$150,016

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	51,457	8/30/20	2.210%	CPI	#	Maturity	$(632,516)
Barclays Bank PLC	USD	1,832	9/20/20	2.263%	CPI	#	Maturity	(24,007)
Barclays Bank PLC	USD	938	10/15/20	2.210%	CPI	#	Maturity	(11,109)
Barclays Bank PLC	USD	31,666	10/15/20	2.208%	CPI	#	Maturity	(373,436)
Citibank, NA	USD	23,030	10/17/20	2.220%	CPI	#	Maturity	(275,775)
JPMorgan Chase Bank, NA	USD	41,810	7/15/24	2.165%	CPI	#	Maturity	(827,507)

								$(2,144,350)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$475,000	$474,782	0.03%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,251,013	0.07%

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $23,943,357 or 1.3% of net assets.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Illiquid security.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2019

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,352,313,874	$6,426,518,022	$1,830,557,673
Cash	14,350,320	21,519,774	37,188,902
Cash collateral due from broker	1,964,976	8,542,916	4,419,618
Receivables:
Interest	17,630,665	77,770,629	22,375,308
Investment securities sold	407,946	3,022,106	– 0	–
Capital shares sold	2,024,050	5,237,631	1,121,356

Total assets	1,388,691,831	6,542,611,078	1,895,662,857

Liabilities
Payables:
Dividends to shareholders	570,562	3,202,284	841,852
Investment securities purchased	48,567,771	134,773,553	57,685,758
Capital shares redeemed	387,931	2,609,472	315,169
Management fee	423,638	1,706,264	564,966
Shareholder servicing fee	93,325	387,931	124,792
Variation margin on centrally cleared swaps	43,308	172,973	67,872
Distribution fee	22,696	77,296	43,905
Transfer Agent fee	4,374	21,502	4,659
Accrued expenses	98,782	407,320	140,798
Unrealized depreciation of inflation swaps	1,815,299	9,541,225	2,144,350
Market value on credit default swaps(a)	398,118	1,664,438	555,935

Total liabilities	52,425,804	154,564,258	62,490,056

Net Assets	$1,336,266,027	$6,388,046,820	$1,833,172,801

Cost of investments	$1,300,636,792	$6,155,881,817	$1,758,476,866

Net Assets Consist of:
Capital stock, at par	$92,518	$438,538	$129,320
Additional paid-in capital	1,302,773,218	6,182,687,529	1,779,973,929
Distributable earnings	33,400,291	204,920,753	53,069,552

	$1,336,266,027	$6,388,046,820	$1,833,172,801

(a)	Net premiums received of $512,894, $2,113,508 and $705,951, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class
Net Assets	$1,212,946,301	$4,989,558,352	$1,629,138,415
Shares of capital stock outstanding	83,979,581	342,561,078	114,922,276

Net asset value, offering and redemption price per share	$14.44	$14.57	$14.18

Class A Shares
Net Assets	$73,875,341	$233,833,292	$119,718,081
Shares of capital stock outstanding	5,114,531	16,042,869	8,447,689

Net asset value and redemption price per share	$14.44	$14.58	$14.17
Sales charge—3.00% of public offering price	0.45	0.45	0.44

Maximum offering price	$14.89	$15.03	$14.61

Class B Shares
Net Assets		$5,769
Shares of capital stock outstanding		396

Net asset value and offering price per share		$14.57

Class C Shares
Net Assets	$10,910,331	$42,151,445	$27,143,410
Shares of capital stock outstanding	755,510	2,893,131	1,915,073

Net asset value and offering price per share	$14.44	$14.57	$14.17

Advisor Class Shares
Net Assets	$38,534,054	$278,371,142	$57,172,895
Shares of capital stock outstanding	2,667,884	19,127,067	4,035,366

Net asset value and offering price per share	$14.44	$14.55	$14.17

Class Z Shares
Net Assets		$844,126,820
Shares of capital stock outstanding		57,913,802

Net asset value and offering price per share		$14.58

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2019

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$35,035,825		$187,691,560	$50,862,381

Total income	35,035,825		187,691,560	50,862,381

Expenses:
Management fee (see Note 2A)	5,327,595		22,632,926	7,309,746
Shareholder servicing fee (see Note 2B)	1,181,680		5,238,466	1,619,580
Custodian fee	191,723		279,820	195,884
Transfer Agent fee – Non-Retail Class	27,562		119,930	38,878
Transfer Agent fee – Class A	24,314		54,044	44,091
Transfer Agent fee – Class B	– 0	–	21	– 0	–
Transfer Agent fee – Class C	4,200		23,059	11,161
Transfer Agent fee – Advisor Class	9,844		161,762	16,470
Transfer Agent fee – Class Z	– 0	–	155,304	– 0	–
Distribution fees – Class A	167,474		554,458	302,558
Distribution fees – Class B	– 0	–	70	– 0	–
Distribution fees – Class C	112,967		503,862	297,989
Directors’ fees and expenses	42,083		218,616	59,525
Auditing and tax fees	45,686		197,808	60,676
Printing fees	13,624		194,803	58,635
Registration fees	23,556		193,370	48,357
Legal fees	34,549		157,346	48,134
Miscellaneous	76,854		196,933	79,948

Total expenses	7,283,711		30,882,598	10,191,632

Net investment income	27,752,114		156,808,962	40,670,749

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,930,213		(1,352,642)	2,978,358
Swaps	(744,981)		(2,877,155)	(1,849,248)

Net realized gain (loss) on investment transactions	2,185,232		(4,229,797)	1,129,110

Net change in unrealized appreciation/depreciation of:
Investments	40,695,494		252,652,442	63,207,890
Swaps	(2,056,295)		(12,362,212)	(394,383)

Net change in unrealized appreciation/depreciation of investments	38,639,199		240,290,230	62,813,507

Net realized and unrealized gain on investment transactions	40,824,431		236,060,433	63,942,617

Net Increase in Net Assets Resulting from Operations	$68,576,545		$392,869,395	$104,613,366

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,752,114	$28,028,423
Net realized gain (loss) on investment transactions	2,185,232	(1,010,266)
Net change in unrealized appreciation/depreciation of investments	38,639,199	(29,578,881)

Net increase (decrease) in net assets resulting from operations	68,576,545	(2,560,724)
Distributions to Shareholders
Municipal Class	(25,801,371)	(25,877,643)
Class A	(1,333,213)	(1,705,954)
Class C	(141,286)	(173,834)
Advisor Class	(608,509)	(387,935)

Total distributions to shareholders	(27,884,379)	(28,145,366)
Capital-Share Transactions:
Net proceeds from sales of shares	251,711,411	291,440,533
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	22,365,096	22,665,506

Total proceeds from shares sold	274,076,507	314,106,039
Cost of shares redeemed	(279,403,332)	(246,311,613)

Net increase (decrease) in net assets from capital-share transactions	(5,326,825)	67,794,426

Net increase in net assets	35,365,341	37,088,336
Net Assets:
Beginning of period	1,300,900,686	1,263,812,350

End of period	$1,336,266,027	$1,300,900,686

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Diversified Municipal Portfolio
	Year Ended 9/30/19	Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$156,808,962	$154,565,535
Net realized loss on investment transactions	(4,229,797)	(866,370)
Net change in unrealized appreciation/depreciation of investments	240,290,230	(188,681,784)

Net increase (decrease) in net assets resulting from operations	392,869,395	(34,982,619)
Distributions to Shareholders
Municipal Class	(125,152,990)	(121,945,462)
Class A	(4,858,512)	(5,519,314)
Class B	(84)	(270)
Class C	(718,042)	(764,082)
Advisor Class	(7,374,729)	(25,331,563)
Class Z(a)	(19,206,609)	(1,592,654)

Total distributions to shareholders	(157,310,966)	(155,153,345)

Capital-Share Transactions:
Net proceeds from sales of shares	1,776,519,252	2,036,799,786
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	128,247,819	127,812,572

Total proceeds from shares sold	1,904,767,071	2,164,612,358
Cost of shares redeemed	(2,747,582,845)	(1,936,058,517)

Net increase (decrease) in net assets from capital-share transactions	(842,815,774)	228,553,841

Net increase (decrease) in net assets	(607,257,345)	38,417,877
Net Assets:
Beginning of period	6,995,304,165	6,956,886,288

End of period	$6,388,046,820	$6,995,304,165

(a)	Commenced distribution on July 2, 2018.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Year Ended 9/30/19		Year Ended 9/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,670,749		$40,078,668
Net realized gain (loss) on investment transactions	1,129,110		(396,194)
Net change in unrealized appreciation/depreciation of investments	62,813,507		(50,633,480)
Contributions from affiliates (see Note 2A)	– 0	–	603

Net increase (decrease) in net assets resulting from operations	104,613,366		(10,950,403)
Distributions to Shareholders
Municipal Class	(36,768,289)		(36,378,164)
Class A	(2,499,757)		(2,663,477)
Class B	– 0	–	(24)
Class C	(392,368)		(492,791)
Advisor Class	(1,046,226)		(751,035)

Total distributions to shareholders	(40,706,640)		(40,285,491)

Capital-Share Transactions:
Net proceeds from sales of shares	290,002,495		327,122,322
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	32,240,255		32,159,532

Total proceeds from shares sold	322,242,750		359,281,854
Cost of shares redeemed	(375,907,447)		(291,068,256)

Net increase (decrease) in net assets from capital-share transactions	(53,664,697)		68,213,598

Net increase in net assets	10,242,029		16,977,704
Net Assets:
Beginning of period	1,822,930,772		1,805,953,068

End of period	$1,833,172,801		$1,822,930,772

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B, C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then

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discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2019:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,291,026,475		$0	(a)	$1,291,026,475
Short-Term Municipal Notes		– 0	–	44,558,602		– 0	–	44,558,602
Governments – Treasuries		– 0	–	16,728,797		– 0	–	16,728,797

Total Investments in Securities		– 0	–	1,352,313,874		– 0	–	1,352,313,874
Other Financial Instruments(b):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	343,574		– 0	–	343,574	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(325,810)		– 0	–	(325,810	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(346,561)		– 0	–	(346,561	)(c)
Credit Default Swaps		– 0	–	(398,118)		– 0	–	(398,118)
Inflation (CPI) Swaps		– 0	–	(1,815,299)		– 0	–	(1,815,299)

Total	$	– 0	–	$1,349,771,660	$	– 0	–	$1,349,771,660

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,186,639,956	$	– 0	–	$6,186,639,956
Short-Term Municipal Notes		– 0	–	72,382,319		– 0	–	72,382,319
Governments – Treasuries		– 0	–	105,873,771		– 0	–	105,873,771
Corporates – Investment Grade		– 0	–	61,621,976		– 0	–	61,621,976

Total Investments in Securities		– 0	–	6,426,518,022		– 0	–	6,426,518,022

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Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(b):
Assets	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	– 0	–	(1,400,600)	– 0	–	(1,400,600	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(1,670,071)	– 0	–	(1,670,071	)(c)
Credit Default Swaps	– 0	–	(1,664,438)	– 0	–	(1,664,438)
Inflation (CPI) Swaps	– 0	–	(9,541,225)	– 0	–	(9,541,225)

Total	$	– 0	–	$6,412,241,688	$	– 0	–	$6,412,241,688

New York Municipal Portfolio
Investment in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,779,363,974	$	– 0	–	$1,779,363,974
Short-Term Municipal Notes	– 0	–	28,139,936	– 0	–	28,139,936
Governments – Treasuries	– 0	–	23,053,763	– 0	–	23,053,763

Total Investments in Securities	– 0	–	1,830,557,673	– 0	–	1,830,557,673
Other Financial Instruments(b):
Assets:
Centrally Cleared Interest Rate Swaps	– 0	–	2,246,305	– 0	–	2,246,305	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	– 0	–	(463,442)	– 0	–	(463,442	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(121,258)	– 0	–	(121,258	)(c)
Credit Default Swaps	– 0	–	(555,935)	– 0	–	(555,935)
Inflation (CPI) Swaps	– 0	–	(2,144,350)	– 0	–	(2,144,350)

Total	$	– 0	–	$1,829,518,993	$	– 0	–	$1,829,518,993

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not

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be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to expiration of capital loss carryforwards are reflected as adjustments to the components of net assets as of September 30, 2019, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital		Increase (Decrease) to Distributable Earnings/ Accumulated Loss
California Municipal	$(2,406,179)		$2,406,179
Diversified Municipal	– 0	–	– 0	–
New York Municipal	– 0	–	– 0	–

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

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The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

During the year ended September 30, 2018, the Adviser reimbursed the New York Municipal Portfolio $603 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2019, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,023; Diversified Municipal Portfolio, $245,323 and New York Municipal Portfolio, $21,921.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company

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Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	N/A	$1,329,035
Diversified Municipal	$455,362	3,224,947
New York Municipal	N/A	2,395,930

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2019, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B		Class C
California Municipal	$ – 0	–	$18,961	N/A		$123
Diversified Municipal	39		22,556	– 0	–	796
New York Municipal	– 0	–	3,281	N/A		533

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NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$311,883,401	$12,576,415	$265,739,682	$45,158,678
Diversified Municipal	1,356,211,312	94,085,900	1,878,974,029	27,039,907
New York Municipal	318,461,463	8,638,224	321,459,107	25,160,182

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,300,636,792	$53,024,549	$(3,658,699)	$49,365,850
Diversified Municipal	6,155,881,817	278,233,049	(20,015,704)	258,217,345
New York Municipal	1,758,476,866	75,737,350	(4,619,430)	71,117,920

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or

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received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the

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Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2019, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the

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swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2019, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the Portfolios held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended September 30, 2019, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$343,574	*	Receivable/Payable for variation margin on centrally cleared swaps	$666,996	*

Interest rate contracts				Unrealized depreciation on inflation swaps	1,815,299

Credit contracts				Market value on credit default swaps	398,118

Total		$343,574			$2,880,413

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(898,436)	$(2,226,260)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	153,455	169,965

Total		$(744,981)	$(2,056,295)

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Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on centrally cleared swaps	$3,036,749	*

Interest rate contracts			Unrealized depreciation on inflation swaps	9,541,225

Credit contracts			Market value on credit default swaps	1,664,438

Total				$14,242,412

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,516,635)	$(13,042,064)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	639,480	679,852

Total		$(2,877,155)	$(12,362,212)

New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$2,246,305	*	Receivable/Payable for variation margin on centrally cleared swaps	$584,700	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts			Unrealized depreciation on inflation swaps	$2,144,350

Credit contracts			Market value on credit default swaps	555,935

Total		$2,246,305		$3,284,985

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,062,838)	$(621,467)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	213,590	227,084

Total		$(1,849,248)	$(394,383)

California Municipal Portfolio
Inflation Swaps:
Average notional amount	$142,348,846
Centrally Cleared Interest Rate Swaps:
Average notional amount	$51,015,000	(a)
Centrally Cleared Inflation Swaps:
Average notional amount	$46,305,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$4,622,308

(a)	Positions were open for four months during the year.

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Diversified Municipal Portfolio
Inflation Swaps:
Average notional amount	$746,687,692
Centrally Cleared Interest Rate Swaps:
Average notional amount	$159,820,000	(a)
Centrally Cleared Inflation Swaps:
Average notional amount	$198,135,000	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$19,325,000

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

New York Municipal Portfolio
Inflation Swaps:
Average notional amount	$193,457,077
Centrally Cleared Interest Rate Swaps:
Average notional amount	$85,236,667	(a)
Centrally Cleared Inflation Swaps:
Average notional amount	$65,065,000	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$6,454,615

(a)	Positions were open for six months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$762,639	$	– 0	–	$	– 0	–	$(762,639)		$	– 0	–
Citibank, NA	196,742		– 0	–		– 0	–	(196,742)			– 0	–
Citigroup Global Markets, Inc.	127,958		– 0	–		– 0	–	– 0	–		127,958
Credit Suisse International	179,579		– 0	–		– 0	–	(179,579)			– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Goldman Sachs International	$90,581	$	– 0	–	$	– 0	–	$	– 0	–	$90,581
JPMorgan Chase Bank, NA	855,918		– 0	–		– 0	–		(803,250)		52,668

Total	$2,213,417	$	– 0	–	$	– 0	–		$(1,942,210)		$271,207	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$3,878,164	$	– 0	–	$	– 0	–	$(3,588,654)	$289,510
Citibank, NA	1,008,618		– 0	–		– 0	–	(1,008,618)	– 0	–
Citigroup Global Markets, Inc.	183,689		– 0	–		– 0	–	(183,689)	– 0	–
Credit Suisse International	1,047,457		– 0	–		– 0	–	(1,047,457)	– 0	–
Goldman Sachs International	433,292		– 0	–		– 0	–	(433,292)	– 0	–
JPMorgan Chase Bank, NA	4,654,443		– 0	–		(130,000)		(4,129,819)	394,624

Total	$11,205,663	$	– 0	–		$(130,000)		$(10,391,529)	$684,134	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$408,552	$	– 0	–	$(73,000)	$(335,552)	$	– 0	–
Citibank, NA	275,775	– 0	–	– 0	–	(274,209)	1,566
Citigroup Global Markets, Inc.	61,370	– 0	–	– 0	–	– 0	–	61,370
Credit Suisse International	349,855	– 0	–	– 0	–	(343,289)	6,566
Goldman Sachs International	144,710	– 0	–	– 0	–	(144,710)	– 0	–
JPMorgan Chase Bank, NA	1,460,023	– 0	–	(220,000)	(1,134,591)	105,432

Total	$2,700,285	$	– 0	–	$(293,000)	$(2,232,351)	$174,934	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

Portfolio	2019		2018
California Municipal
Distributions paid from:
Ordinary income	$744,579		$533,704
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	744,579		533,704
Tax exempt distributions	27,139,800		27,611,662

Total distributions paid	$27,884,379		$28,145,366

Diversified Municipal
Distributions paid from:
Ordinary income	$3,960,366		$2,223,492
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	3,960,366		2,223,492
Tax exempt distributions	153,350,600		152,929,853

Total distributions paid	$157,310,966		$155,153,345

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Portfolio	2019		2018
New York Municipal
Distributions paid from:
Ordinary income	$709,436		$515,596
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	709,436		515,596
Tax exempt distributions	39,997,204		39,769,895

Total distributions paid	$40,706,640		$40,285,491

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$487,166	$(15,882,163)	$49,365,850	$33,970,853
Diversified Municipal	2,955,677	(53,049,986)	258,217,345	208,123,036
New York Municipal	928,517	(18,135,034)	71,117,920	53,911,403

(a)	Includes tax-exempt income as shown below:

California Municipal	$487,166
Diversified Municipal	2,955,677
New York Municipal	928,517

(b)

As of September 30, 2019, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2019, California Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $2,223,876 and $1,566,773, respectively, to offset current year net realized gains. Additionally, California Municipal Portfolio had $2,406,179 of capital loss carryforwards expire during the fiscal year.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$3,183,657	$12,698,506
Diversified Municipal	14,188,370	38,861,616
New York Municipal	3,628,733	14,506,301

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NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or

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the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investment risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to

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shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable,

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state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Risk—A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market

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NOTES TO FINANCIAL STATEMENTS (continued)

for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

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NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the years ended September 30, 2019 and September 30, 2018, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

Municipal Class Shares
Shares sold	12,928,290	15,985,763	$184,194,182	$225,804,274

Shares issued to shareholders on reinvestment of dividends	1,474,302	1,500,856	20,950,998	21,173,562

Shares redeemed	(15,486,708)	(12,739,709)	(219,495,303)	(179,792,553)

Net increase (decrease)	(1,084,116)	4,746,910	$(14,350,123)	$67,185,283

Class A Shares
Shares sold	2,536,051	2,796,217	$35,954,332	$39,562,960

Shares issued to shareholders on reinvestment of dividends	62,872	81,304	893,424	1,146,767

Shares converted from Class C	51,863	99,881	742,550	1,413,788

Shares redeemed	(3,074,899)	(3,258,052)	(43,156,376)	(46,006,579)

Net decrease	(424,113)	(280,650)	$(5,566,070)	$(3,883,064)

Class C Shares
Shares sold	112,203	149,774	$1,593,064	$2,124,211

Shares issued to shareholders on reinvestment of dividends	6,860	8,723	97,377	123,143

Shares converted to Class A	(51,890)	(99,911)	(742,550)	(1,413,788)

Shares redeemed	(161,578)	(397,566)	(2,282,112)	(5,626,797)

Net decrease	(94,405)	(338,980)	$(1,334,221)	$(4,793,231)

Advisor Class Shares
Shares sold	2,054,790	1,594,443	$29,227,283	$22,535,300

Shares issued to shareholders on reinvestment of dividends	29,669	15,764	423,297	222,034

Shares redeemed	(974,629)	(952,972)	(13,726,991)	(13,471,896)

Net increase	1,109,830	657,235	$15,923,589	$9,285,438

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

Municipal Class Shares
Shares sold	71,948,197	78,882,659	$1,029,141,360	$1,122,474,091

Shares issued to shareholders on reinvestment of dividends and distributions	7,042,616	7,009,621	100,873,642	99,445,764

Shares redeemed	(126,452,629)	(68,506,419)	(1,808,272,056)	(971,848,143)

Net increase (decrease)	(47,461,816)	17,385,861	$(678,257,054)	$250,071,712

Class A Shares
Shares sold	5,739,478	3,660,504	$82,412,218	$52,044,231

Shares issued to shareholders on reinvestment of dividends and distributions	214,484	250,624	3,080,580	3,561,354

Shares converted from Class B	262	1,567	3,744	22,204

Shares converted from Class C	605,360	49,838	8,810,728	707,547

Shares redeemed	(6,555,115)	(11,629,547)	(93,719,101)	(165,268,546)

Net increase (decrease)	4,469	(7,667,014)	$588,169	$(108,933,210)

Class B Shares
Shares sold	35	42	$501	$600

Shares issued to shareholders on reinvestment of dividends and distributions	6	19	84	268

Shares converted to Class A	(262)	(1,568)	(3,744)	(22,204)

Net decrease	(221)	(1,507)	$(3,159)	$(21,336)

Class C Shares
Shares sold	298,388	184,406	$4,238,301	$2,633,099

Shares issued to shareholders on reinvestment of dividends and distributions	35,943	38,721	515,643	549,806

Shares converted to Class A	(605,477)	(49,858)	(8,810,728)	(707,547)

Shares redeemed	(844,675)	(1,272,858)	(12,024,975)	(18,094,749)

Net decrease	(1,115,821)	(1,099,589)	$(16,081,759)	$(15,619,391)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/19	Year Ended 9/30/18

Advisor Class Shares
Shares sold	12,216,646	26,560,004	$175,161,720	$376,685,615

Shares issued to shareholders on reinvestment of dividends and distributions	384,603	1,621,907	5,476,519	22,999,893

Shares redeemed	(47,732,927)	(54,594,981)	(671,607,354)	(772,293,531)

Net decrease	(35,131,678)	(26,413,070)	$(490,969,115)	$(372,608,023)

Class Z Shares(a)
Shares sold	33,710,436	34,080,802	$476,750,680	$482,232,399

Shares issued to shareholders on reinvestment of dividends and distributions	1,273,094	89,112	18,301,351	1,255,487

Shares redeemed	(10,685,708)	(553,934)	(153,144,887)	(7,823,797)

Net increase	24,297,822	33,615,980	$341,907,144	$475,664,089

(a)	Commenced distribution on July 2, 2018.

	New York Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/19		Year Ended 9/30/18	Year Ended 9/30/19		Year Ended 9/30/18

Municipal Class Shares
Shares sold	16,043,510		20,744,050	$223,685,478		$287,562,344

Shares issued to shareholders on reinvestment of dividends	2,129,452		2,134,412	29,694,533		29,527,551

Shares redeemed	(22,437,933)		(17,054,492)	(312,291,972)		(236,106,497)

Net increase (decrease)	(4,264,971)		5,823,970	$(58,911,961)		$80,983,398

Class A Shares
Shares sold	1,683,483		1,254,468	$23,261,061		$17,391,476

Shares issued to shareholders on reinvestment of dividends	113,597		125,164	1,583,798		1,731,992

Shares converted from Class B	– 0	–	100	– 0	–	1,379

Shares converted from Class C	159,137		56,338	2,246,607		776,966

Shares redeemed	(2,367,967)		(2,620,778)	(32,862,898)		(36,295,104)

Net decrease	(411,750)		(1,184,708)	$(5,771,432)		$(16,393,291)

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/19		Year Ended 9/30/18	Year Ended 9/30/19			Year Ended 9/30/18

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends	– 0	–	2	$	– 0	–	$25

Shares converted to Class A	– 0	–	(100)		– 0	–	(1,379)

Shares redeemed	– 0	–	(172)		– 0	–	(2,365)

Net increase (decrease)	– 0	–	(270)	$	– 0	–	$(3,719)

Class C Shares
Shares sold	121,008		120,841		$1,689,386		$1,679,012
Shares issued to shareholders on reinvestment of dividends	21,831		27,810		304,006		384,891

Shares converted to Class A	(159,124)		(56,338)		(2,246,607)		(776,966)

Shares redeemed	(532,918)		(671,090)		(7,365,151)		(9,288,646)

Net decrease	(549,203)		(578,777)		$(7,618,366)		$(8,001,709)

Advisor Class Shares
Shares sold	2,812,340		1,421,572		$39,119,963		$19,711,145

Shares issued to shareholders on reinvestment of dividends	47,090		37,271		657,918		515,073

Shares redeemed	(1,529,801)		(620,608)		(21,140,819)		(8,597,299)

Net increase	1,329,629		838,235		$18,637,062		$11,628,919

(a)	Class B was redeemed on August 30, 2018.

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 13.99	$ 14.33	$ 14.59	$ 14.40		$ 14.49

Income From Investment Operations

Net investment income(a)	.28	.28	.27	.28	^	.29

Net realized and unrealized gain (loss) on investment transactions	.46	(.34)	(.26)	.19		(.09)

Total from investment operations	.74	(.06)	.01	.47		.20

Less: Dividends

Dividends from net investment income	(.29)	(.28)	(.27)	(.28)		(.29)

Net asset value, end of period	$ 14.44	$ 13.99	$ 14.33	$ 14.59		$ 14.40

Total Return

Total investment return based on net asset value(b)	5.30%	(.33)%	.04%	3.24	%^	1.41%
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$73,875	$77,469	$83,361	$92,258		$92,211

Average net assets (000 omitted)	$66,990	$85,754	$85,429	$92,455		$105,062

Ratio to average net assets of:

Expenses	.73%	.75%	.76%	.83%		.83%+

Net investment income	1.98%	1.98%	1.90%	1.89	%^	2.02%+

Portfolio turnover rate	24%	38%	17%	12%		16%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 13.98	$ 14.32	$ 14.59	$ 14.40		$ 14.49

Income From Investment Operations

Net investment income(a)	.18	.17	.17	.17	^	.19

Net realized and unrealized gain (loss) on investment transactions	.46	(.33)	(.28)	.19		(.09)

Total from investment operations	.64	(.16)	(.11)	.36		.10

Less: Dividends

Dividends from net investment income	(.18)	(.18)	(.16)	(.17)		(.19)

Net asset value, end of period	$ 14.44	$ 13.98	$ 14.32	$ 14.59		$ 14.40

Total Return

Total investment return based on net asset value(b)	4.59%	(1.15)%	(.71)%	2.48	%^	.67%
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10,910	$11,886	$17,028	$22,273		$21,901

Average net assets (000 omitted)	$11,297	$14,022	$20,405	$21,831		$22,305

Ratio to average net assets of:

Expenses	1.49%	1.50%	1.52%	1.58%		1.57%+

Net investment income	1.24%	1.23%	1.16%	1.15	%^	1.29%+

Portfolio turnover rate	24%	38%	17%	12%		16%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Year Ended September 30,			July 25, 2016(c) to September 30, 2016
	2019	2018	2017

Net asset value, beginning of period	$ 13.99	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations

Net investment income(a)	.31	.32	.31	.05	^

Net realized and unrealized gain (loss) on investment transactions	.46	(.33)	(.27)	(.06)

Total from investment operations	.77	(.01)	.04	(.01)

Less: Dividends

Dividends from net investment income	(.32)	(.32)	(.31)	(.05)

Net asset value, end of period	$ 14.44	$ 13.99	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(b)	5.56%	(.08)%	.30%	(.04	) %^
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$38,534	$21,792	$12,903	$3,266

Average net assets (000 omitted)	$27,392	$17,250	$9,154	$204

Ratio to average net assets of:

Expenses	.48%	.50%	.49%	.85	%*

Net investment income	2.21%	2.24%	2.17%	1.77	%^*

Portfolio turnover rate	24%	38%	17%	12%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 14.06	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Income From Investment Operations

Net investment income(a)	.31	.27	.25	.25	^	.26

Net realized and unrealized gain (loss) on investment transactions	.53	(.38)	(.24)	.20	(.06)

Contributions from affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Total from investment operations	.84	(.11)	.01	.45	.20

Less: Dividends

Dividends from net investment income	(.32)	(.27)	(.25)	(.25)	(.26)

Net asset value, end of period	$ 14.58	$ 14.06	$ 14.44	$ 14.68	$ 14.48

Total Return

Total investment return based on net asset value(b)	5.99%	(.73)%	.11%	3.14	%^	1.40%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$233,833	$225,477	$342,340	$450,882	$479,736

Average net assets (000 omitted)	$221,783	$286,472	$378,242	$462,433	$1,459,820

Ratio to average net assets of:

Expenses	.66%	.73%	.75%	.79%	.83	%+

Net investment income	2.18%	1.92%	1.75%	1.73	%^	1.80	%+

Portfolio turnover rate	22%	23%	25%	11%	15%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 14.05	$ 14.44	$ 14.68	$ 14.48		$ 14.54

Income From Investment Operations

Net investment income(a)	.17	.16	.14	.14	^	.15

Net realized and unrealized gain (loss) on investment transactions	.53	(.38)	(.24)	.20		(.06)

Total from investment operations	.70	(.22)	(.10)	.34		.09

Less: Dividends

Dividends from net investment income	(.18)	(.17)	(.14)	(.14)		(.15)

Net asset value, end of period	$ 14.57	$ 14.05	$ 14.44	$ 14.68		$ 14.48

Total Return

Total investment return based on net asset value(b)	4.98%	(1.56)%	(.69)%	2.34	%^	.64%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$6	$9	$31	$78		$96

Average net assets (000 omitted)	$7	$24	$61	$88		$104

Ratio to average net assets of:

Expenses	1.66%	1.56%	1.56%	1.57%		1.59%+

Net investment income	1.18%	1.10%	.95%	.95	%^	1.05%+

Portfolio turnover rate	22%	23%	25%	11%		15%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Income From Investment Operations

Net investment income(a)	.20	.17	.14	.14	^	.16

Net realized and unrealized gain (loss) on investment transactions	.53	(.39)	(.24)	.20	(.06)

Contributions from affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Total from investment operations	.73	(.22)	(.10)	.34	.10

Less: Dividends

Dividends from net investment income	(.21)	(.17)	(.14)	(.14)	(.16)

Net asset value, end of period	$ 14.57	$ 14.05	$ 14.44	$ 14.68	$ 14.48

Total Return

Total investment return based on net asset value(b)	5.20%	(1.54)%	(.64)%	2.37	%^	.66%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$42,152	$56,339	$73,746	$108,640	$116,939

Average net assets (000 omitted)	$50,386	$64,699	$89,853	$113,511	$125,295

Ratio to average net assets of:

Expenses	1.43%	1.48%	1.50%	1.55%	1.57	%+

Net investment income	1.42%	1.17%	1.00%	.98	%^	1.07	%+

Portfolio turnover rate	22%	23%	25%	11%	15%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30,					June 26, 2015(c) to September 30, 2015
	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.04	$ 14.42	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations

Net investment income(a)	.34	.31	.29	.29	^	.08

Net realized and unrealized gain (loss) on investment transactions	.52	(.38)	(.24)	.19		.13	††

Total from investment operations	.86	(.07)	.05	.48		.21

Less: Dividends

Dividends from net investment income	(.35)	(.31)	(.29)	(.29)		(.09)

Net asset value, end of period	$ 14.55	$ 14.04	$ 14.42	$ 14.66		$ 14.47

Total Return

Total investment return based on net asset value(b)	6.20%	(.48)%	.36%	3.36	%^	1.40%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$278,371	$761,637	$1,163,196	$1,127,335		$1,071,776

Average net assets (000 omitted)	$306,629	$1,161,023	$1,112,997	$1,108,033		$380,380

Ratio to average net assets of:

Expenses	.43%	.48%	.50%	.56%		.47	%+*

Net investment income	2.40%	2.17%	2.01%	1.96	%^	2.19	%+*

Portfolio turnover rate	22%	23%	25%	11%		15%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class Z
	Year Ended September 30, 2019	July 2, 2018(c) to September 30, 2018

Net asset value, beginning of period	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.35	.08

Net realized and unrealized gain (loss) on investment transactions	.53	(.10)

Total from investment operations	.88	(.02)

Less: Dividends

Dividends from net investment income	(.36)	(.07)

Net asset value, end of period	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(b)	6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$844,127	$472,528

Average net assets (000 omitted)	$776,520	$258,733

Ratio to average net assets of:

Expenses	.38%	.40%+*

Net investment income	2.47%	2.49%+*

Portfolio turnover rate	22%	23%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 13.68	$ 14.07	$ 14.33	$ 14.10		$ 14.16

Income From Investment Operations

Net investment income(a)	.29	.28	.27	.29	^	.31

Net realized and unrealized gain (loss) on investment transactions	.49	(.39)	(.26)	.23		(.06)

Total from investment operations	.78	(.11)	.01	.52		.25

Less: Dividends

Dividends from net investment income	(.29)	(.28)	(.27)	(.29)		(.31)

Net asset value, end of period	$ 14.17	$ 13.68	$ 14.07	$ 14.33		$ 14.10

Total Return

Total investment return based on net asset value(b)	5.74%	(.77)%	.08%	3.68	%^	1.80%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$119,718	$121,201	$141,325	$181,488		$187,256

Average net assets (000 omitted)	$121,023	$130,420	$155,464	$182,379		$201,391

Ratio to average net assets of:

Expenses	.74%	.73%	.76%	.82%		.82%+

Net investment income	2.06%	2.03%	1.92%	2.03	%^	2.21%+

Portfolio turnover rate	18%	23%	23%	17%		17%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Year Ended September 30,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$ 13.68	$ 14.07	$ 14.33	$ 14.10		$ 14.17

Income From Investment Operations

Net investment income(a)	.18	.18	.16	.18	^	.21

Net realized and unrealized gain (loss) on investment transactions	.49	(.39)	(.26)	.23		(.07)

Total from investment operations	.67	(.21)	(.10)	.41		.14

Less: Dividends

Dividends from net investment income	(.18)	(.18)	(.16)	(.18)		(.21)

Net asset value, end of period	$ 14.17	$ 13.68	$ 14.07	$ 14.33		$ 14.10

Total Return

Total investment return based on net asset value(b)	4.95%	(1.50)%	(.67)%	2.91	%^	.99%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$27,143	$33,716	$42,821	$56,849		$58,462

Average net assets (000 omitted)	$29,799	$38,176	$49,277	$57,855		$63,403

Ratio to average net assets of:

Expenses	1.49%	1.48%	1.51%	1.57%		1.55%+

Net investment income	1.31%	1.28%	1.17%	1.28	%^	1.48%+

Portfolio turnover rate	18%	23%	23%	17%		17%

See footnote summary on page 153.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Year Ended September 30,			July 25, 2016(c) to September 30, 2016
	2019	2018	2017

Net asset value, beginning of period	$ 13.68	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations

Net investment income(a)	.32	.32	.30	.06	^

Net realized and unrealized gain (loss) on investment transactions	.49	(.39)	(.26)	(.04)

Total from investment operations	.81	(.07)	.04	.02

Less: Dividends

Dividends from net investment income	(.32)	(.32)	(.30)	(.06)

Net asset value, end of period	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(b)	6.00%	(.51)%	.35%	.12	%^

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$57,173	$37,003	$26,267	$3,226

Average net assets (000 omitted)	$45,530	$32,710	$15,836	$205

Ratio to average net assets of:

Expenses	.49%	.48%	.50%	.67	%*

Net investment income	2.30%	2.28%	2.18%	2.38	%^*

Portfolio turnover rate	18%	23%	23%	17%

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	$.001	.004%	.004%
New York Municipal	$.001	.01%	.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.

††

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Annualized.

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Commencement of distributions.

(d)	Amount is less than $.005.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Kathleen Fisher*, President Bart Friedman(1)^ R. Jay Gerken(1)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

R.B. (“Guy”) Davidson III, Senior Vice President(3)

Terrance T. Hults, Senior Vice President(3)

Matthew J. Norton, Senior Vice President(3)

Andrew D. Potter, Vice President(3)

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

*	Ms. Fisher is expected to retire on or about March 31, 2020.

^	Mr. Friedman is expected to retire on or about December 31, 2019.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
INTERESTED DIRECTOR

Kathleen M. Fisher,***+ c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2017)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2019. She has been the Head of Wealth and Investment Strategies of the Adviser’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	19	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,^* Chair of the Board 68 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,#† 74 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2014 until 2017.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc., where he serves as Lead Director

R. Jay Gerken,# 68 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,# 53 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 66 (2013)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on the leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 70 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

*

The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

+	Ms. Fisher is expected to retire on or about March 31, 2020.

†	Mr. Friedman is expected to retire on or about December 31, 2019.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Kathleen M. Fisher, 65	President	See biography above

R.B. (“Guy”) Davidson III, 58	Senior Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2014.

Terrance T. Hults, 53	Senior Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2014.

Matthew J. Norton, 36	Senior Vice President	Vice President of the Adviser **, with which he has been associated since prior to 2014.

Andrew D. Potter, 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser ** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0151-0919

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2019

On the following pages, you will find the 2019 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets squeezed out positive returns during the 12 months ended September 30, 2019. Despite heightened uncertainty, this reflected a recovery from the extremely steep market sell-off at the end of 2018. The US market posted the strongest performance over the period, as both developed-international and emerging-markets stocks declined.

Global economic growth slowed as corporate confidence dimmed in conjunction with ongoing trade disputes and other geopolitical issues. We recently revised down our global GDP forecasts and now expect very modest, but still positive, growth in 2020. In response to a visible deterioration in the global economy, many central banks pivoted toward easy monetary policy, causing interest rates to fall—some into negative territory. Yields on the US 10-year Treasury moved lower over the period, benefiting US taxable and tax-exempt bonds, which delivered returns of 8%–10%, handily beating equity market returns.

The offset to slowing economic growth has been a strong consumer, especially in the US where unemployment remains at historic lows. Looking ahead, we expect uncertainties—when and how trade tension will resolve, if the consumer will stay strong, and whether monetary policy will be effective—will increase volatility in stock and bond markets. The range of potential outcomes for both stocks and bonds is greater than normal, and we consider these when positioning our portfolios.

During the period, our Dynamic Asset Allocation team moved from an equity underweight position in 4Q18 to a modest overweight in 1Q19, and back to a modest underweight as of the end of the reporting period, favoring developed Europe while underweighting Japan and the US. We are neutral on emerging markets. Our cash position increased as we recently moved to a lower bond duration position, and we have increased our allocation to high-yield bonds to diversify equity volatility and returns. We continue to monitor our tactical position on an ongoing basis.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

[1]

Please note that information for the International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities

(Portfolio Manager Commentary continued on next page)

2019 Annual Report	1

Portfolio Manager Commentary (continued)

and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. The Adviser’s Dynamic Asset Allocation (“DAA”) service is intended to reduce a Private Client’s account portfolio volatility during sustained periods of elevated volatility in the markets, not necessarily during periods when market volatility is relatively low. Over the six-month period, Tax-Aware Overlay A had minimal performance impact on a typical Private Client account, whereas Overlay A, Overlay B and Tax-Aware Overlays B, C and N modestly detracted from the returns of a typical Private Client portfolio. Over the same period, Overlay A and Tax-Aware Overlay A reduced volatility of a Private Client account, while Overlay B and Tax-Aware Overlays B, C, and N had little impact on volatility. Over the 12-month period, all Overlay Portfolios detracted from the returns of a typical Private Client account, while reducing overall volatility.

The tables on pages 11-13 show each Portfolio’s performance compared to its respective primary and composite benchmark, for the six- and 12-month periods ended September 30, 2019. The primary benchmarks are as follows: Overlay A and Tax-Aware Overlay A Portfolios, the Standard and Poor’s (“S&P”) 500 Index; Overlay B Portfolio, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged); Tax-Aware Overlay B, C and N Portfolios, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index.

Over both periods, all share classes of the Portfolios trailed their primary and composite benchmarks. Relative underperformance versus the composite benchmarks was attributed to a combination of dynamic allocation decisions and active security selection. Within security selection, the most notable detractors over the six-month period were the US Strategic Equities and Intermediate Duration strategies. Over the 12-month period, the International Equities, Diversified

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Municipal and Intermediate Duration strategies also detracted. Conversely, the Real Assets strategy contributed to relative performance for both periods.

Additionally, the Portfolios’ Senior Investment Management Team (the “Team”) employs dynamic allocation shifts based on the relative attractiveness or unattractiveness across a number of global asset classes. The Portfolios entered the fourth quarter of 2018 underweight equities and reduced portfolio volatility before the market sell-off steepened in December. In 2019, the Portfolios ended the first quarter with a modest overweight, then moved to a broadly neutral position and ended the third quarter with a modest underweight to equities. This defensive tilt detracted from performance as equity markets advanced. Over both periods, the Portfolios maintained an underweight to US equities. Conversely, the Portfolios were overweight developed Europe equities with more attractive relative valuations, and a move towards a more accommodative stance from the European Central Bank. Over the course of the six- and 12-month periods, US equity markets meaningfully outperformed all other equity regions, which negatively impacted the Overlay Portfolios.

The Portfolios use derivatives largely (for hedging and investment purposes) to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. For both periods, all Portfolios used total return swaps, futures, currency forwards and purchased and written options for hedging and investment purposes. All Portfolios used credit default swaps for investment purposes, which contributed for both periods, in absolute terms. For both periods, interest rate swaps for hedging and investment purposes detracted for Overlay B, Tax-Aware Overlay B and Tax-Aware Overlay N, and added for Tax Aware Overlay C. For both periods, inflation swaps for hedging and investment purposes detracted for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Total return swaps added for both periods for Overlay A and Tax-Aware Overlay A; total return swaps had an immaterial impact for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N for the six-month period, and detracted for the 12-month period. Futures detracted for all Portfolios for the 12-month period; for the six-month period futures added for Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay B and Tax-Aware Overlay N, and detracted for Overlay B and Tax-Aware Overlay C. Currency forwards detracted for both periods for all Portfolios. Overlay B used variance swaps for hedging and investment purposes, which added to returns for both periods. Purchased options detracted for all Portfolios for the six-month period, and added for the 12-month period. Written options detracted for all Portfolios for both periods.

Market Review and Investment Strategy

US stocks rose modestly during the 12-month period ended September 30, 2019, while emerging-market and international stocks declined amid escalating trade war rhetoric, geopolitical tensions and sluggish global growth. After declining at the end of 2018, equity markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings, and investors were optimistic about the possibility of a trade truce between the US and China. Escalation of the trade war continued, however, and emerging geopolitical pressures increased market volatility. Equity markets rallied at the end of the period after the announcement of a new round of high-level US-China trade negotiations scheduled for October. In the US, the rally was accompanied by a sharp style rotation as quality-growth and lower-volatility stocks lagged and value stocks outperformed.

Fixed-income markets performed strongly during the period. Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers, given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. After holding rates steady in early 2019, the Fed lowered interest rates in July and September. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal

(Portfolio Manager Commentary continued on next page)

2019 Annual Report	3

Portfolio Manager Commentary (continued)

securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2019, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.88% and 0.00%, respectively, for Tax-Aware Overlay B Portfolio; 2.72% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 7.40% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex-USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex-USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex-USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex-USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex-USA IMI (net), 28% Bloomberg Barclays 1-10 Year US TIPS, 42% Bloomberg Barclays 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex-USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1-10 Year US TIPS, Bloomberg Barclays 1-10 Year Municipal Bond and Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

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2019 Annual Report	5

Disclosures and Risks (continued)

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for

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Disclosures and Risks (continued)

unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will

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2019 Annual Report	7

Disclosures and Risks (continued)

default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their

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8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

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2019 Annual Report	9

Disclosures and Risks (continued)

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	2.60%	-1.46%	3.39%	5.89%
Return after taxes on Distributions[2]	2.60%	-2.24%	2.62%	5.14%
Return after taxes on Distributions and sale of shares[2]	1.54%	-0.39%	2.51%	4.57%
Overlay A Portfolio Class 2	2.67%	-1.23%	3.59%	6.10%
Return after taxes on Distributions[2]	2.67%	-2.07%	2.78%	5.31%
Return after taxes on Distributions and sale of shares[2]	1.58%	-0.23%	2.66%	4.73%
Composite Benchmark	3.17%	1.86%	6.03%	8.31%
S&P 500 Index	6.08%	4.25%	10.84%	13.68%

Tax-Aware Overlay A Portfolio Class 1	2.76%	-1.28%	3.32%	5.72%
Return after taxes on Distributions[2]	2.76%	-1.84%	2.55%	5.20%
Return after taxes on Distributions and sale of shares[2]	1.63%	-0.47%	2.46%	4.53%
Tax-Aware Overlay A Portfolio Class 2	2.83%	-1.12%	3.52%	5.92%
Return after taxes on Distributions[2]	2.83%	-1.74%	2.69%	5.36%
Return after taxes on Distributions and sale of shares[2]	1.67%	-0.36%	2.60%	4.69%
Composite Benchmark	3.35%	2.17%	6.21%	8.48%
S&P 500 Index	6.08%	4.25%	10.84%	13.68%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.50% and 1.30% for Overlay A, and 1.48% and 1.28% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

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2019 Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	3.40%	3.75%	3.17%	4.44%
Return after taxes on Distributions[2]	3.40%	2.23%	2.05%	3.23%
Return after taxes on Distributions and sale of shares[2]	2.01%	2.23%	1.98%	3.02%
Overlay B Portfolio Class 2	3.49%	3.97%	3.32%	4.60%
Return after taxes on Distributions[2]	3.49%	2.40%	2.15%	3.33%
Return after taxes on Distributions and sale of shares[2]	2.07%	2.36%	2.07%	3.12%
Composite Benchmark	3.81%	5.69%	3.81%	4.94%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	5.59%	10.65%	4.12%	4.17%

Tax-Aware Overlay B Portfolio Class 1	1.92%	1.81%	2.67%	4.03%
Return after taxes on Distributions[2]	1.92%	1.30%	2.12%	3.38%
Return after taxes on Distributions and sale of shares[2]	1.14%	1.72%	2.10%	3.16%
Tax-Aware Overlay B Portfolio Class 2	2.01%	1.93%	2.82%	4.18%
Return after taxes on Distributions[2]	2.01%	1.41%	2.26%	3.53%
Return after taxes on Distributions and sale of shares[2]	1.19%	1.82%	2.23%	3.29%
Composite Benchmark	3.11%	4.92%	3.99%	5.18%
Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%	2.17%	2.65%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.93% and 0.78% for Overlay B and 0.87% and 0.72% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

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Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	1.92%	1.53%	2.58%	3.95%
Return after taxes on Distributions[2]	1.92%	1.01%	2.03%	3.29%
Return after taxes on Distributions and sale of shares[2]	1.14%	1.50%	1.99%	3.05%
Tax-Aware Overlay C Portfolio Class 2	2.01%	1.65%	2.72%	4.10%
Return after taxes on Distributions[2]	2.01%	1.11%	2.16%	3.43%
Return after taxes on Distributions and sale of shares[2]	1.19%	1.60%	2.12%	3.19%
Composite Benchmark	3.17%	4.99%	4.09%	5.29%
Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%	2.17%	2.65%

Tax-Aware Overlay N Portfolio Class 1	1.94%	1.67%	2.62%	3.94%
Return after taxes on Distributions[2]	1.94%	1.10%	2.04%	3.26%
Return after taxes on Distributions and sale of shares[2]	1.15%	1.59%	2.02%	3.04%
Tax-Aware Overlay N Portfolio Class 2	1.94%	1.79%	2.76%	4.09%
Return after taxes on Distributions[2]	1.94%	1.21%	2.17%	3.40%
Return after taxes on Distributions and sale of shares[2]	1.15%	1.70%	2.15%	3.18%
Composite Benchmark	3.17%	4.99%	4.09%	5.29%
Bloomberg Barclays 5-Year GO Municipal Bond Index	2.15%	5.97%	2.17%	2.65%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Tax-Aware Overlay C and 0.92% and 0.77% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2019 Annual Report	13

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the period since inception on February 8, 2010 through September 30, 2019.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2019 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2019	ENDING ACCOUNT VALUE SEPTEMBER 30, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,026.00	$4.16	0.82%	$5.84	1.15%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%	$5.82	1.15%
Class 2
Actual	$1,000	$1,026.70	$3.10	0.61%	$4.78	0.94%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%	$4.76	0.94%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,027.60	$4.12	0.81%	$5.74	1.13%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%	$5.72	1.13%
Class 2
Actual	$1,000	$1,028.30	$3.00	0.59%	$4.63	0.91%
Hypothetical**	$1,000	$1,022.11	$2.99	0.59%	$4.61	0.91%

Overlay B
Class 1
Actual	$1,000	$1,034.00	$4.28	0.84%	$4.49	0.88%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%	$4.46	0.88%
Class 2
Actual	$1,000	$1,034.90	$3.52	0.69%	$3.72	0.73%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.70	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,019.20	$4.20	0.83%	$4.30	0.85%
Hypothetical**	$1,000	$1,020.91	$4.20	0.83%	$4.31	0.85%
Class 2
Actual	$1,000	$1,020.10	$3.44	0.68%	$3.54	0.70%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%	$3.55	0.70%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,019.20	$4.40	0.87%	$4.45	0.88%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%	$4.46	0.88%
Class 2
Actual	$1,000	$1,020.10	$3.65	0.72%	$3.70	0.73%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%	$3.70	0.73%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,019.40	$4.45	0.88%	$4.56	0.90%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%	$4.56	0.90%
Class 2
Actual	$1,000	$1,019.40	$3.70	0.73%	$3.80	0.75%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%	$3.80	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2019 Annual Report	15

Portfolio Summary—September 30, 2019 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	33.9%	34.1%
Developed International	14.2%	14.3%
Emerging Markets	12.0%	12.0%

Global Credit
High Yield	8.9%	8.9%

Real Assets	6.7%	6.3%

Global Bond
US	11.1%	14.9%
Developed International	3.6%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	12.0%	14.2%
Developed International	5.2%	6.0%
Emerging Markets	4.4%	4.8%

Global Credit
Investment Grade	10.1%	0.0%
High Yield	3.3%	3.3%

Real Assets	3.3%	0.0%

Global Bond
US	24.0%	55.8%
Developed International	7.8%	0.0%

Linkers	22.2%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	14.1%	14.4%
Developed International	6.1%	6.2%
Emerging Markets	4.8%	4.8%

Global Credit
High Yield	3.3%	3.3%

Global Bond
US	55.3%	55.7%

1	All data are as of September 30, 2019. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

16	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–58.4%

Information Technology–12.2%
Communications Equipment–1.1%
Arista Networks, Inc.(a)	1,430	$341,656
Ciena Corp.(a)	15,045	590,215
Cisco Systems, Inc.	304,821	15,061,206
F5 Networks, Inc.(a)	34,975	4,911,189
NetScout Systems, Inc.(a)	16,430	378,876

		21,283,142

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	9,965	443,293
Belden, Inc.	4,360	232,562
CDW Corp./DE	56,104	6,914,257
IPG Photonics Corp.(a)	2,900	393,240
Littelfuse, Inc.	3,160	560,300
Novanta, Inc.(a)	7,740	632,513
TTM Technologies, Inc.(a)	30,293	369,423

		9,545,588

IT Services–2.4%
Amdocs Ltd.	8,310	549,374
Automatic Data Processing, Inc.	53,754	8,676,971
Fidelity National Information Services, Inc.	70,535	9,364,227
Genpact Ltd.	9,506	368,357
Jack Henry & Associates, Inc.	5,322	776,852
PayPal Holdings, Inc.(a)	81,658	8,458,952
Visa, Inc.–Class A	116,357	20,014,568

		48,209,301

Semiconductors & Semiconductor Equipment–1.9%
Advanced Micro Devices, Inc.(a)	13,819	400,613
Broadcom, Inc.	40,245	11,110,437
Cree, Inc.(a)	5,490	269,010
Cypress Semiconductor Corp.	19,640	458,397
Inphi Corp.(a)	6,080	371,184
Kulicke & Soffa Industries, Inc.	19,136	449,313
Lattice Semiconductor Corp.(a)	33,693	616,076
MaxLinear, Inc.–Class A(a)	17,982	402,437
ON Semiconductor Corp.(a)	23,360	448,746
Texas Instruments, Inc.	114,507	14,798,885
Universal Display Corp.	2,512	421,765
Xilinx, Inc.	94,410	9,053,919

		38,800,782

Software–4.6%
Adobe, Inc.(a)	19,499	5,386,599
Anaplan, Inc.(a)	12,262	576,314
ANSYS, Inc.(a)	3,420	757,051
Aspen Technology, Inc.(a)	7,307	899,346
Avalara, Inc.(a)	8,810	592,825

Company	Shares	U.S. $ Value
Check Point Software Technologies Ltd.(a)	73,685	$8,068,508
Citrix Systems, Inc.–Class C	47,902	4,623,501
CommVault Systems, Inc.(a)	8,457	378,112
Dynatrace, Inc.(a)	23,216	433,443
HubSpot, Inc.(a)	5,110	774,727
Microsoft Corp.(b)	366,779	50,993,284
Nuance Communications, Inc.(a)	33,402	544,787
Oracle Corp.(b)	258,895	14,246,992
Slack Technologies, Inc.–Class A(a)	9,710	230,418
Smartsheet, Inc.–Class A(a)	12,785	460,644
Splunk, Inc.(a)	4,418	520,705
Trade Desk, Inc. (The)–Class A(a)	1,881	352,782
Verint Systems, Inc.(a)	7,512	321,363
Zendesk, Inc.(a)	8,507	619,990
Zoom Video Communications, Inc.–Class A(a)	2,466	187,909

		90,969,300

Technology Hardware, Storage & Peripherals–1.7%
Apple, Inc.(b)	149,666	33,520,694
NCR Corp.(a)	18,884	595,979

		34,116,673

		242,924,786

Financials–9.2%
Banks–4.1%
Associated Banc-Corp.	22,610	457,852
Bank of America Corp.	703,170	20,511,469
Citigroup, Inc.	234,627	16,208,033
Comerica, Inc.	7,100	468,529
JPMorgan Chase & Co.	186,821	21,986,963
Sterling Bancorp./DE	25,150	504,509
SVB Financial Group(a)	1,727	360,857
Synovus Financial Corp.	15,274	546,198
Texas Capital Bancshares, Inc.(a)	7,767	424,467
Umpqua Holdings Corp.	31,038	510,885
Webster Financial Corp.	9,471	443,906
Wells Fargo & Co.(b)	364,747	18,397,839
Zions Bancorp NA	14,001	623,325

		81,444,832

Capital Markets–0.7%
Ares Management Corp.–Class A	21,303	571,133
Goldman Sachs Group, Inc. (The)	59,309	12,290,604
Stifel Financial Corp.	9,541	547,463

		13,409,200

Consumer Finance–0.7%
FirstCash, Inc.	4,840	443,683
OneMain Holdings, Inc.	8,857	324,874
Synchrony Financial	394,065	13,433,676

		14,202,233

Diversified Financial Services–1.0%
Berkshire Hathaway, Inc.–Class B(a)	100,536	20,913,499

2019 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Insurance–2.6%
American Financial Group, Inc./OH	5,072	$547,015
Everest Re Group Ltd.	48,826	12,992,110
Fidelity National Financial, Inc.	314,747	13,977,914
First American Financial Corp.	6,166	363,856
Hanover Insurance Group, Inc. (The)	2,550	345,627
Kemper Corp.	5,557	433,168
Old Republic International Corp.	17,521	412,970
Progressive Corp. (The)	172,144	13,298,124
Reinsurance Group of America, Inc.–Class A	54,936	8,783,168
Selective Insurance Group, Inc.	4,534	340,912

		51,494,864

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	16,560	556,747
Essent Group Ltd.	9,277	442,235

		998,982

		182,463,610

Health Care–8.2%
Biotechnology–1.4%
Aimmune Therapeutics, Inc.(a)	8,990	188,251
Allogene Therapeutics, Inc.(a)	6,642	181,028
Arena Pharmaceuticals, Inc.(a)	4,010	183,538
Ascendis Pharma A/S (Sponsored ADR)(a)	2,475	238,392
BeiGene Ltd. (Sponsored ADR)(a)	1,864	228,265
Biogen, Inc.(a)	30,717	7,151,532
Biohaven Pharmaceutical Holding Co., Ltd.(a)	7,251	302,512
Blueprint Medicines Corp.(a)	4,023	295,570
Deciphera Pharmaceuticals, Inc.(a)	5,916	200,789
Exact Sciences Corp.(a)	2,656	240,023
Gilead Sciences, Inc.	169,891	10,767,691
Gossamer Bio, Inc.(a)	8,147	136,788
Incyte Corp.(a)	5,360	397,873
Invitae Corp.(a)	21,566	415,577
Madrigal Pharmaceuticals, Inc.(a)	1,340	115,535
Neurocrine Biosciences, Inc.(a)	6,190	557,781
Rubius Therapeutics, Inc.(a)	12,304	96,586
Sage Therapeutics, Inc.(a)	2,318	325,192
Sarepta Therapeutics, Inc.(a)	3,240	244,037
Ultragenyx Pharmaceutical, Inc.(a)	5,193	222,156
Vertex Pharmaceuticals, Inc.(a)	35,812	6,067,269

		28,556,385

Health Care Equipment & Supplies–1.0%
Edwards Lifesciences Corp.(a)	43,385	9,540,795
Insulet Corp.(a)	5,480	903,817
Medtronic PLC	76,299	8,287,597
Penumbra, Inc.(a)	5,106	686,706

		19,418,915

Health Care Providers & Services–1.6%
Amedisys, Inc.(a)	5,460	715,315
Anthem, Inc.	44,899	10,780,250

Company	Shares	U.S. $ Value
Guardant Health, Inc.(a)	6,779	$432,703
Molina Healthcare, Inc.(a)	3,685	404,318
UnitedHealth Group, Inc.	86,213	18,735,809
WellCare Health Plans, Inc.(a)	622	161,204

		31,229,599

Health Care Technology–0.0%
Teladoc Health, Inc.(a)	12,400	839,728

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	1,412	71,164
ICON PLC(a)	7,879	1,160,892

		1,232,056

Pharmaceuticals–4.1%
Eli Lilly & Co.	80,099	8,957,471
GW Pharmaceuticals PLC (Sponsored ADR)(a)	889	102,262
Johnson & Johnson	111,697	14,451,358
Merck & Co., Inc.	202,648	17,058,909
Novo Nordisk A/S (Sponsored ADR)	124,425	6,432,773
Pfizer, Inc.	408,309	14,670,542
Revance Therapeutics, Inc.(a)	8,826	114,738
Roche Holding AG (Sponsored ADR)	274,778	10,015,658
Zoetis, Inc.	81,955	10,210,773

		82,014,484

		163,291,167

Communication Services–7.0%
Diversified Telecommunication Services–1.9%
Comcast Corp.–Class A	514,222	23,181,128
Verizon Communications, Inc.	254,649	15,370,613

		38,551,741

Entertainment–1.0%
Electronic Arts, Inc.(a)	75,574	7,392,649
Walt Disney Co. (The)(b)	92,150	12,008,988

		19,401,637

Interactive Media & Services–3.7%
Alphabet, Inc.–Class C(a)(b)	36,071	43,970,549
Facebook, Inc.–Class A(a)(b)	158,654	28,253,104
Pinterest, Inc.–Class A(a)	16,642	440,181

		72,663,834

Media–0.4%
Criteo SA (Sponsored ADR)(a)	17,346	324,197
Discovery, Inc.–Class A(a)	272,656	7,260,829
Sinclair Broadcast Group, Inc.–Class A	5,070	216,692

		7,801,718

		138,418,930

Consumer Discretionary–6.6%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	6,955	284,320
Dana, Inc.	22,777	328,900

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Lear Corp.	3,566	$420,431
Magna International, Inc.–Class A (United States)	174,532	9,307,792

		10,341,443

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	6,119	933,148
Chegg, Inc.(a)	19,967	598,012
Grand Canyon Education, Inc.(a)	6,742	662,064
Houghton Mifflin Harcourt Co.(a)	31,112	165,827
Sotheby’s(a)	6,031	343,646

		2,702,697

Hotels, Restaurants & Leisure–0.6%
Bloomin’ Brands, Inc.	19,375	366,769
Chipotle Mexican Grill, Inc.–Class A(a)	700	588,329
Papa John’s International, Inc.	8,039	420,842
Planet Fitness, Inc.(a)	12,850	743,629
Starbucks Corp.	109,144	9,650,512

		11,770,081

Household Durables–0.1%
Lennar Corp.–Class A	8,587	479,584
NVR, Inc.(a)	166	617,080
Roku, Inc.(a)	1,920	195,379
Taylor Morrison Home Corp.–Class A(a)	22,013	571,017

		1,863,060

Internet & Direct Marketing Retail–0.6%
Booking Holdings, Inc.(a)	6,019	11,812,950
Etsy, Inc.(a)	12,194	688,961

		12,501,911

Leisure Products–0.1%
Brunswick Corp./DE	7,976	415,709
Callaway Golf Co.	16,901	328,049

		743,758

Multiline Retail–0.5%
Dollar General Corp.	58,356	9,275,103

Specialty Retail–3.4%
AutoZone, Inc.(a)	11,782	12,778,993
Burlington Stores, Inc.(a)	5,150	1,029,073
Five Below, Inc.(a)	6,828	861,011
Home Depot, Inc. (The)	94,474	21,919,857
Michaels Cos., Inc. (The)(a)	23,690	231,925
National Vision Holdings, Inc.(a)	23,573	567,402
Ross Stores, Inc.	117,349	12,890,788
Signet Jewelers Ltd.	9,395	157,460
TJX Cos., Inc. (The)	241,456	13,458,757
Ulta Salon Cosmetics & Fragrance, Inc.(a)	16,567	4,152,519

		68,047,785

Textiles, Apparel & Luxury Goods–0.7%
Capri Holdings Ltd.(a)	8,556	283,717
NIKE, Inc.–Class B	147,967	13,897,061
Skechers U.S.A., Inc.–Class A(a)	8,590	320,836

		14,501,614

		131,747,452

Company	Shares	U.S. $ Value

Consumer Staples–4.1%
Beverages–0.8%
Cott Corp.	36,151	$450,803
PepsiCo, Inc.	111,065	15,227,011

		15,677,814

Food & Staples Retailing–1.9%
Casey’s General Stores, Inc.	2,460	396,454
Costco Wholesale Corp.	45,079	12,987,711
Grocery Outlet Holding Corp.(a)	14,206	492,664
US Foods Holding Corp.(a)	175,935	7,230,928
Walmart, Inc.	144,825	17,187,831

		38,295,588

Food Products–0.1%
Hain Celestial Group, Inc. (The)(a)	20,433	438,799
Nomad Foods Ltd.(a)	28,316	580,478

		1,019,277

Household Products–0.9%
Procter & Gamble Co. (The)	143,848	17,891,814

Tobacco–0.4%
Altria Group, Inc.	184,303	7,537,993

		80,422,486

Industrials–3.9%
Aerospace & Defense–1.2%
AAR Corp.	10,563	435,301
Axon Enterprise, Inc.(a)	10,506	596,531
Boeing Co. (The)	29,154	11,092,222
Hexcel Corp.	9,401	772,104
Raytheon Co.	50,181	9,845,011

		22,741,169

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	4,251	107,253
Expeditors International of Washington, Inc.	5,548	412,161
Hub Group, Inc.–Class A(a)	3,852	179,118

		698,532

Airlines–0.6%
Alaska Air Group, Inc.	9,496	616,385
Delta Air Lines, Inc.	193,515	11,146,464
Hawaiian Holdings, Inc.	13,831	363,202
SkyWest, Inc.	8,255	473,837

		12,599,888

Building Products–0.1%
Armstrong World Industries, Inc.	7,850	759,095
Masonite International Corp.(a)	7,896	457,968
Trex Co., Inc.(a)	4,690	426,462

		1,643,525

2019 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Commercial Services & Supplies–0.0%
Copart, Inc.(a)	8,080	$649,066
Steelcase, Inc.–Class A	5,445	100,188

		749,254

Construction & Engineering–0.1%
Jacobs Engineering Group, Inc.	7,570	692,655
Quanta Services, Inc.	12,652	478,246
Tutor Perini Corp.(a)	17,250	247,192

		1,418,093

Electrical Equipment–0.4%
AMETEK, Inc.	7,146	656,146
Eaton Corp. PLC	75,541	6,281,234
EnerSys	6,723	443,314
Regal Beloit Corp.	3,549	258,545

		7,639,239

Industrial Conglomerates–0.8%
Carlisle Cos., Inc.	5,434	790,864
Honeywell International, Inc.	82,830	14,014,836

		14,805,700

Machinery–0.1%
Gardner Denver Holdings, Inc.(a)	13,320	376,823
IDEX Corp.	4,148	679,774
Kennametal, Inc.	11,226	345,087
Nordson Corp.	4,700	687,422
Terex Corp.	10,950	284,372

		2,373,478

Professional Services–0.0%
CoStar Group, Inc.(a)	1,140	676,248

Road & Rail–0.5%
Knight-Swift Transportation Holdings, Inc.	22,683	823,393
Norfolk Southern Corp.	50,482	9,069,596

		9,892,989

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	18,669	226,455
SiteOne Landscape Supply, Inc.(a)	7,054	522,137
United Rentals, Inc.(a)	3,850	479,864

		1,228,456

		76,466,571

Real Estate–3.1%
Equity Real Estate Investment Trusts (REITs)–2.5%
American Campus Communities, Inc.	11,685	561,815
Camden Property Trust	5,418	601,452
CubeSmart	242,410	8,460,109
Empire State Realty Trust, Inc.–Class A	32,765	467,557
MGM Growth Properties LLC–Class A	16,970	509,948
Mid-America Apartment Communities, Inc.	164,538	21,391,585
Park Hotels & Resorts, Inc.	16,508	412,205
Regency Centers Corp.	231,868	16,112,507

Company	Shares	U.S. $ Value
STAG Industrial, Inc.	19,670	$579,872
Sun Communities, Inc.	4,919	730,226

		49,827,276

Industrial REITs–0.0%
Americold Realty Trust	11,810	437,797

Office REITs–0.1%
Cousins Properties, Inc.	12,740	478,896
Easterly Government Properties, Inc.	16,539	352,281

		831,177

Real Estate Management & Development–0.5%
CBRE Group, Inc.–Class A(a)	186,904	9,907,781

		61,004,031

Energy–2.2%
Energy Equipment & Services–0.1%
Cactus, Inc.–Class A(a)	9,361	270,907
Dril-Quip, Inc.(a)	7,088	355,676
Oil States International, Inc.(a)	15,570	207,081
Patterson-UTI Energy, Inc.	25,855	221,060
RPC, Inc.	24,160	135,538

		1,190,262

Oil, Gas & Consumable Fuels–2.1%
Chevron Corp.	87,056	10,324,842
Cimarex Energy Co.	2,957	141,758
EOG Resources, Inc.	135,478	10,055,177
Oasis Petroleum, Inc.(a)	42,850	148,261
Phillips 66	75,759	7,757,722
QEP Resources, Inc.	43,739	161,834
Royal Dutch Shell PLC (Sponsored ADR)	221,331	13,257,727
SM Energy Co.	18,640	180,622

		42,027,943

		43,218,205

Utilities–1.5%
Electric Utilities–0.9%
Alliant Energy Corp.	12,111	653,146
American Electric Power Co., Inc.	176,278	16,515,486
PNM Resources, Inc.	7,837	408,151

		17,576,783

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	4,100	373,264

Multi-Utilities–0.6%
Black Hills Corp.	4,865	373,291
NiSource, Inc.	410,342	12,277,433

		12,650,724

		30,600,771

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Materials–0.4%
Chemicals–0.4%
FMC Corp.	7,120	$624,282
Orion Engineered Carbons SA	16,657	278,338
Trinseo SA	8,090	347,465
Westlake Chemical Corp.	85,211	5,583,025

		6,833,110

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	27,833	410,537
Sealed Air Corp.	9,194	381,643

		792,180

Metals & Mining–0.0%
Alcoa Corp.(a)	13,494	270,825
Carpenter Technology Corp.	6,681	345,140

		615,965

		8,241,255

Total Common Stocks (cost $852,700,315)		1,158,799,264

INVESTMENT COMPANIES–39.8%
Funds and Investment Trusts–39.8%(c)
AB All Market Real Return Portfolio–Class Z(d)	15,888,938	133,149,300
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(d)	8,510,716	88,766,767
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(d)	26,050,328	303,225,818
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(d)	4,084,688	44,196,320

Company		Shares	U.S. $ Value
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z(d)		1,480,202	$38,588,855
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z(d)		10,675,857	169,319,088
SPDR S&P 500 ETF Trust		39,636	11,762,776

Total Investment Companies (cost $756,279,526)			789,008,924

SHORT-TERM INVESTMENTS–1.3%
Investment Companies–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(c)(d)(e) (cost $18,419,223)		18,419,223	18,419,223

Principal Amount (000)
U.S. Treasury Bills–0.4%
U.S. Treasury Bill Zero Coupon, 10/03/19–12/26/19 (cost $7,981,528)	U.S.$	8,000	7,982,577

Total Short-Term Investments (cost $26,400,751)			26,401,800

Total Investments—99.5% (cost $1,635,380,592)			1,974,209,988

Other assets less liabilities—0.5%			10,190,179

Net Assets—100.0%			$1,984,400,167

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Canadian Bond Futures	291	December 2019	$31,321,734	$(313,882)

10 Yr Mini Japan Government Bond Futures	26	December 2019	37,276,486	(44,358)

Euro STOXX 50 Index Futures	2,088	December 2019	80,905,269	1,032,066

FTSE 100 Index Futures	526	December 2019	47,752,273	471,760

Long Gilt Futures	158	December 2019	26,078,647	35,521

Mini MSCI Emerging Market Futures	1,115	December 2019	55,855,925	(1,919,802)

U.S. T-Note 2 Yr (CBT) Futures	394	December 2019	84,907,000	(194,391)

U.S. T-Note 10 Yr (CBT) Futures	620	December 2019	80,793,750	(686,393)

U.S. Ultra Bond (CBT) Futures	163	December 2019	31,280,719	(553,774)

Sold Contracts

10 Yr Australian Bond Futures	71	December 2019	7,061,193	(83,963)

Hang Seng Index Futures	83	October 2019	13,789,033	180,449

Russell 2000 E-Mini Futures	150	December 2019	11,437,500	418,012

2019 Annual Report	21

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 E-Mini Futures	3,509	December 2019	$522,577,825	$5,827,784

S&P Mid 400 E-Mini Futures	52	December 2019	10,077,600	137,836

S&P/TSX 60 Index Futures	871	December 2019	130,973,786	(409,053)

SPI 200 Futures	71	December 2019	8,005,279	32,489

TOPIX Index Futures	772	December 2019	113,381,364	(2,649,546)

				$1,280,755

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	12,590	CAD	16,751	11/15/19	$62,202

Barclays Bank PLC	NOK	16,768	USD	1,882	11/15/19	37,391

BNP Paribas SA	USD	10,842	EUR	9,842	10/10/19	(107,838)

BNP Paribas SA	GBP	10,325	USD	12,756	10/18/19	52,577

BNP Paribas SA	AUD	18,273	USD	12,423	11/08/19	74,493

BNP Paribas SA	CAD	16,751	USD	12,682	11/15/19	29,627

BNP Paribas SA	JPY	1,354,883	USD	12,624	11/15/19	57,058

BNP Paribas SA	USD	20,537	AUD	30,145	11/15/19	(160,528)

BNP Paribas SA	USD	57,466	JPY	6,112,090	11/15/19	(776,085)

BNP Paribas SA	USD	2,865	NZD	4,301	11/15/19	(168,796)

BNP Paribas SA	USD	26,235	JPY	2,816,183	11/21/19	(104,789)

BNP Paribas SA	SEK	66,955	USD	6,890	1/08/20	41,281

Citibank, NA	USD	78,956	NZD	125,203	11/07/19	(490,382)

Citibank, NA	AUD	77,652	USD	52,665	11/08/19	187,031

Citibank, NA	AUD	42,192	USD	28,683	11/15/19	162,794

Citibank, NA	EUR	38,914	USD	43,752	11/15/19	1,198,195

Citibank, NA	USD	40,840	EUR	36,230	11/15/19	(1,222,603)

Citibank, NA	USD	28,170	JPY	3,027,317	11/21/19	(80,552)

Citibank, NA	USD	26,901	NOK	239,607	1/08/20	(523,013)

Citibank, NA	USD	27,021	SEK	260,299	1/08/20	(395,858)

Credit Suisse International	USD	92,379	AUD	134,557	11/08/19	(1,444,022)

Credit Suisse International	CAD	19,064	USD	14,444	11/15/19	44,542

Credit Suisse International	USD	3,500	NZD	5,412	11/15/19	(106,894)

Goldman Sachs Bank USA	EUR	60,363	USD	65,939	10/10/19	106,114

Goldman Sachs Bank USA	AUD	38,556	USD	26,240	11/08/19	183,954

Goldman Sachs Bank USA	JPY	1,891,100	USD	17,967	11/15/19	426,521

Goldman Sachs Bank USA	NZD	11,383	USD	7,437	11/15/19	302,242

Goldman Sachs Bank USA	USD	42,082	CAD	55,829	11/22/19	90,807

JPMorgan Chase Bank, NA	EUR	12,127	USD	13,611	10/10/19	385,111

JPMorgan Chase Bank, NA	AUD	10,243	USD	6,991	11/15/19	67,505

JPMorgan Chase Bank, NA	EUR	23,635	USD	26,597	11/15/19	752,175

JPMorgan Chase Bank, NA	GBP	2,612	USD	3,282	11/15/19	63,961

JPMorgan Chase Bank, NA	JPY	2,866,107	USD	27,051	11/15/19	467,787

JPMorgan Chase Bank, NA	USD	14,541	CAD	19,064	11/15/19	(141,709)

JPMorgan Chase Bank, NA	USD	29,781	EUR	26,320	11/15/19	(1,000,407)

22	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	USD	1,893	NOK	16,768	11/15/19	$(48,656)

JPMorgan Chase Bank, NA	USD	13,010	NZD	19,374	11/15/19	(865,616)

JPMorgan Chase Bank, NA	USD	9,462	JPY	1,016,974	11/21/19	(25,715)

JPMorgan Chase Bank, NA	CAD	34,998	USD	26,407	11/22/19	(30,825)

JPMorgan Chase Bank, NA	USD	50,193	CAD	66,548	11/22/19	77,084

JPMorgan Chase Bank, NA	NOK	236,449	USD	26,049	1/08/20	18,627

JPMorgan Chase Bank, NA	USD	39,579	NOK	355,098	1/08/20	(486,936)

JPMorgan Chase Bank, NA	CHF	13,575	USD	13,763	1/10/20	38,386

Morgan Stanley & Co., Inc.	GBP	16,990	USD	20,900	10/18/19	(4,417)

Morgan Stanley & Co., Inc.	USD	26,275	GBP	20,891	10/18/19	(571,122)

Morgan Stanley & Co., Inc.	USD	79,651	AUD	117,726	11/08/19	(91,047)

Morgan Stanley & Co., Inc.	USD	15,588	AUD	22,290	11/15/19	(520,550)

Natwest Markets PLC	USD	26,535	EUR	23,935	10/10/19	(430,314)

Natwest Markets PLC	JPY	2,195,820	USD	20,646	11/21/19	271,776

Royal Bank Of Canada	NZD	17,633	USD	11,556	11/15/19	502,787

Standard Chartered Bank	CHF	40,191	USD	41,026	1/10/20	391,732

State Street Bank & Trust Co.	NZD	71	USD	46	11/15/19	1,595

UBS AG	GBP	21,613	USD	26,611	10/18/19	18,970

UBS AG	JPY	4,408,552	USD	41,216	11/21/19	310,654

UBS AG	SEK	306,370	USD	31,546	1/08/20	208,708

UBS AG	USD	13,176	CHF	12,916	1/10/20	(117,425)

						$(3,282,412)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00%	Quarterly	3.29%	USD	164,548	$11,847,639	$11,788,910	$58,729

* Termination date

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

2019 Annual Report	23

Schedule of Investments (continued)

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–57.8%

Information Technology–12.3%
Communications Equipment–0.9%
Arista Networks, Inc.(a)	3,370	$805,160
Ciena Corp.(a)	35,366	1,387,408
Cisco Systems, Inc.	521,797	25,781,990
F5 Networks, Inc.(a)	54,538	7,658,226
NetScout Systems, Inc.(a)	35,540	819,553

		36,452,337

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	21,514	957,050
Belden, Inc.	9,605	512,331
CDW Corp./DE	126,320	15,567,677
IPG Photonics Corp.(a)	6,810	923,436
Littelfuse, Inc.	7,420	1,315,640
Novanta, Inc.(a)	18,200	1,487,304
TTM Technologies, Inc.(a)	65,422	797,821

		21,561,259

IT Services–2.4%
Amdocs Ltd.	17,940	1,186,014
Automatic Data Processing, Inc.	91,786	14,816,096
Fidelity National Information Services, Inc.	139,225	18,483,511
Genpact Ltd.	20,513	794,879
Jack Henry & Associates, Inc.	12,521	1,827,690
PayPal Holdings, Inc.(a)	145,209	15,042,200
Visa, Inc.–Class A	292,685	50,344,747

		102,495,137

Semiconductors & Semiconductor Equipment–1.9%
Advanced Micro Devices, Inc.(a)	32,480	941,595
Broadcom, Inc.	65,883	18,188,320
Cree, Inc.(a)	12,916	632,884
Cypress Semiconductor Corp.	42,409	989,826
Inphi Corp.(a)	14,300	873,015
Intel Corp.	84,277	4,342,794
Kulicke & Soffa Industries, Inc.	42,192	990,668
Lattice Semiconductor Corp.(a)	79,208	1,448,318
MaxLinear, Inc.–Class A(a)	38,821	868,814
ON Semiconductor Corp.(a)	54,920	1,055,013
Texas Instruments, Inc.	191,835	24,792,755
Universal Display Corp.	5,913	992,793
Xilinx, Inc.	227,905	21,856,090

		77,972,885

Software–4.5%
Adobe, Inc.(a)	53,564	14,797,055
Anaplan, Inc.(a)	28,826	1,354,822
ANSYS, Inc.(a)	8,030	1,777,521
Aspen Technology, Inc.(a)	17,185	2,115,130

Company	Shares	U.S. $ Value
Avalara, Inc.(a)	20,710	$1,393,576
Check Point Software Technologies Ltd.(a)	144,736	15,848,592
Citrix Systems, Inc.–Class C	59,929	5,784,347
CommVault Systems, Inc.(a)	18,510	827,582
Dynatrace, Inc.(a)	54,587	1,019,139
HubSpot, Inc.(a)	12,022	1,822,655
Microsoft Corp.(b)	714,171	99,291,194
Nuance Communications, Inc.(a)	72,118	1,176,245
Oracle Corp.	619,762	34,105,503
Slack Technologies, Inc.–Class A(a)	22,840	541,993
Smartsheet, Inc.–Class A(a)	30,050	1,082,702
Splunk, Inc.(a)	10,382	1,223,623
Trade Desk, Inc. (The)–Class A(a)	4,411	827,283
Verint Systems, Inc.(a)	18,216	779,280
Zendesk, Inc.(a)	19,989	1,456,798
Zoom Video Communications, Inc.–Class A(a)	5,805	442,341

		187,667,381

Technology Hardware, Storage & Peripherals–2.1%
Apple, Inc.(b)	346,809	77,674,812
NCR Corp.(a)	40,768	1,286,638
Xerox Holdings Corp.(a)	333,121	9,963,649

		88,925,099

		515,074,098

Financials–8.9%
Banks–4.1%
Associated Banc-Corp.	48,834	988,888
Bank of America Corp.	1,690,192	49,302,901
Citigroup, Inc.	447,772	30,932,090
Comerica, Inc.	15,330	1,011,627
JPMorgan Chase & Co.	383,767	45,165,538
Sterling Bancorp./DE	53,650	1,076,219
SVB Financial Group(a)	4,063	848,964
Synovus Financial Corp.	32,978	1,179,293
Texas Capital Bancshares, Inc.(a)	16,789	917,519
Umpqua Holdings Corp.	67,023	1,103,198
Webster Financial Corp.	20,457	958,819
Wells Fargo & Co.	723,027	36,469,482
Zions Bancorp NA	30,236	1,346,107

		171,300,645

Capital Markets–0.6%
Ares Management Corp.–Class A	50,076	1,342,538
Goldman Sachs Group, Inc. (The)	120,372	24,944,689
Stifel Financial Corp.	22,431	1,287,091

		27,574,318

Consumer Finance–0.7%
FirstCash, Inc.	11,370	1,042,288
OneMain Holdings, Inc.	19,114	701,101
Synchrony Financial	802,940	27,372,225

		29,115,614

2019 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Diversified Financial Services–0.9%
Berkshire Hathaway, Inc.–Class B(a)	189,036	$39,323,269

Insurance–2.5%
American Financial Group, Inc./OH	10,953	1,181,281
Everest Re Group Ltd.	100,987	26,871,631
Fidelity National Financial, Inc.	632,839	28,104,380
First American Financial Corp.	13,317	785,836
Hanover Insurance Group, Inc. (The)	5,290	717,007
Kemper Corp.	11,985	934,231
Old Republic International Corp.	37,854	892,219
Progressive Corp. (The)	414,097	31,988,993
Reinsurance Group of America, Inc.–Class A	79,756	12,751,389
Selective Insurance Group, Inc.	9,790	736,110

		104,963,077

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	35,762	1,202,318
Essent Group Ltd.	20,030	954,830

		2,157,148

		374,434,071

Health Care–8.0%
Biotechnology–1.4%
Aimmune Therapeutics, Inc.(a)	21,150	442,881
Allogene Therapeutics, Inc.(a)	15,627	425,914
Arena Pharmaceuticals, Inc.(a)	9,420	431,153
Ascendis Pharma A/S (Sponsored ADR)(a)	5,827	561,257
BeiGene Ltd. (Sponsored ADR)(a)	4,398	538,579
Biogen, Inc.(a)(b)	61,062	14,216,455
Biohaven Pharmaceutical Holding Co., Ltd.(a)	17,054	711,493
Blueprint Medicines Corp.(a)	9,464	695,320
Deciphera Pharmaceuticals, Inc.(a)	13,903	471,868
Exact Sciences Corp.(a)	6,235	563,457
Gilead Sciences, Inc.	348,545	22,090,782
Gossamer Bio, Inc.(a)	19,155	321,612
Incyte Corp.(a)	12,610	936,040
Invitae Corp.(a)	50,454	972,249
Madrigal Pharmaceuticals, Inc.(a)	3,160	272,455
Neurocrine Biosciences, Inc.(a)	14,554	1,311,461
Rubius Therapeutics, Inc.(a)	28,930	227,101
Sage Therapeutics, Inc.(a)	5,451	764,721
Sarepta Therapeutics, Inc.(a)	7,620	573,938
Ultragenyx Pharmaceutical, Inc.(a)	12,206	522,173
Vertex Pharmaceuticals, Inc.(a)	66,741	11,307,260

		58,358,169

Health Care Equipment & Supplies–1.2%
Edwards Lifesciences Corp.(a)	106,159	23,345,426
Insulet Corp.(a)	12,880	2,124,298
Intuitive Surgical, Inc.(a)	12,034	6,497,518
Medtronic PLC	132,998	14,446,243
Penumbra, Inc.(a)	11,993	1,612,938

		48,026,423

Company	Shares	U.S. $ Value
Health Care Providers & Services–1.5%
Amedisys, Inc.(a)	12,830	$1,680,858
Anthem, Inc.	93,006	22,330,741
Guardant Health, Inc.(a)	15,932	1,016,939
Molina Healthcare, Inc.(a)	7,963	873,700
UnitedHealth Group, Inc.(b)	171,756	37,326,014
WellCare Health Plans, Inc.(a)	1,345	348,584

		63,576,836

Health Care Technology–0.0%
Teladoc Health, Inc.(a)	29,148	1,973,903

Life Sciences Tools & Services–0.1%
10X Genomics, Inc.(a)	3,315	167,076
ICON PLC(a)	17,965	2,646,963

		2,814,039

Pharmaceuticals–3.8%
Eli Lilly & Co.	152,404	17,043,339
GW Pharmaceuticals PLC (Sponsored ADR)(a)	2,091	240,528
Johnson & Johnson(b)	180,879	23,402,125
Merck & Co., Inc.	366,445	30,847,340
Novo Nordisk A/S (Sponsored ADR)	249,888	12,919,210
Pfizer, Inc.	812,544	29,194,706
Revance Therapeutics, Inc.(a)	20,758	269,854
Roche Holding AG (Sponsored ADR)	571,727	20,839,449
Zoetis, Inc.	203,628	25,370,012

		160,126,563

		334,875,933

Consumer Discretionary–7.0%
Auto Components–0.5%
Cooper-Standard Holdings, Inc.(a)	15,005	613,405
Dana, Inc.	49,144	709,639
Lear Corp.	7,712	909,245
Magna International, Inc.–Class A (United States)	360,688	19,235,491

		21,467,780

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	14,377	2,192,492
Chegg, Inc.(a)	46,943	1,405,943
Grand Canyon Education, Inc.(a)	15,845	1,555,979
Houghton Mifflin Harcourt Co.(a)	67,264	358,517
Sotheby’s(a)	5,424	309,060

		5,821,991

Hotels, Restaurants & Leisure–0.6%
Bloomin’ Brands, Inc.	41,830	791,842
Chipotle Mexican Grill, Inc.–Class A(a)	1,650	1,386,775
McDonald’s Corp.	27,481	5,900,446
Papa John’s International, Inc.	17,393	910,524
Planet Fitness, Inc.(a)	30,204	1,747,905
Starbucks Corp.	180,888	15,994,117

		26,731,609

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Household Durables–0.1%
Lennar Corp.–Class A	18,545	$1,035,738
NVR, Inc.(a)	389	1,446,049
Roku, Inc.(a)	4,520	459,955
Taylor Morrison Home Corp.–Class A(a)	47,526	1,232,825

		4,174,567

Internet & Direct Marketing Retail–0.7%
Booking Holdings, Inc.(a)	11,822	23,201,975
eBay, Inc.	94,165	3,670,552
Etsy, Inc.(a)	28,676	1,620,194

		28,492,721

Leisure Products–0.0%
Brunswick Corp./DE	17,220	897,506
Callaway Golf Co.	36,488	708,232

		1,605,738

Multiline Retail–0.7%
Dollar General Corp.	170,436	27,089,098

Specialty Retail–3.6%
AutoZone, Inc.(a)	26,029	28,231,574
Burlington Stores, Inc.(a)	12,100	2,417,822
Five Below, Inc.(a)	16,062	2,025,418
Home Depot, Inc. (The)	224,736	52,143,247
Michaels Cos., Inc. (The)(a)	51,230	501,542
National Vision Holdings, Inc.(a)	55,416	1,333,863
Ross Stores, Inc.	224,413	24,651,768
Signet Jewelers Ltd.	20,290	340,060
TJX Cos., Inc. (The)	543,506	30,295,025
Ulta Salon Cosmetics & Fragrance, Inc.(a)	27,656	6,931,976

		148,872,295

Textiles, Apparel & Luxury Goods–0.7%
Capri Holdings Ltd.(a)	18,480	612,797
NIKE, Inc.–Class B	302,959	28,453,909
Skechers U.S.A., Inc.–Class A(a)	20,754	775,162

		29,841,868

		294,097,667

Communication Services–6.8%
Diversified Telecommunication Services–1.8%
Comcast Corp.–Class A	1,034,985	46,657,124
Verizon Communications, Inc.	515,452	31,112,683

		77,769,807

Entertainment–0.9%
Electronic Arts, Inc.(a)	105,908	10,359,921
Walt Disney Co. (The)	212,519	27,695,476

		38,055,397

Interactive Media & Services–3.6%
Alphabet, Inc.–Class C(a)(b)	73,812	89,976,828
Facebook, Inc.–Class A(a)(b)	325,407	57,948,478
Pinterest, Inc.–Class A(a)	39,122	1,034,777

		148,960,083

Company	Shares	U.S. $ Value
Media–0.4%
Criteo SA (Sponsored ADR)(a)	37,462	$700,165
Discovery, Inc.–Class A(a)	554,531	14,767,160
Sinclair Broadcast Group, Inc.–Class A	10,950	468,003

		15,935,328

Wireless Telecommunication Services–0.1%
T-Mobile US, Inc.(a)	52,583	4,141,963

		284,862,578

Industrials–3.9%
Aerospace & Defense–1.3%
AAR Corp.	22,602	931,428
Axon Enterprise, Inc.(a)	24,703	1,402,636
Boeing Co. (The)	62,519	23,786,604
Hexcel Corp.	22,112	1,816,059
L3Harris Technologies, Inc.	6,695	1,396,845
Northrop Grumman Corp.	23,621	8,852,915
Raytheon Co.	75,406	14,793,903

		52,980,390

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	9,433	237,995
Expeditors International of Washington, Inc.	13,048	969,336
Hub Group, Inc.–Class A(a)	8,226	382,509

		1,589,840

Airlines–0.6%
Alaska Air Group, Inc.	20,510	1,331,304
Delta Air Lines, Inc.	371,169	21,379,334
Hawaiian Holdings, Inc.	29,875	784,518
SkyWest, Inc.	17,761	1,019,481

		24,514,637

Building Products–0.1%
Armstrong World Industries, Inc.	18,452	1,784,308
Masonite International Corp.(a)	17,045	988,610
Trex Co., Inc.(a)	11,022	1,002,231

		3,775,149

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	18,998	1,526,109
Steelcase, Inc.–Class A	11,767	216,513

		1,742,622

Construction & Engineering–0.1%
Jacobs Engineering Group, Inc.	17,790	1,627,785
Quanta Services, Inc.	27,328	1,032,999
Tutor Perini Corp.(a)	36,380	521,325

		3,182,109

Electrical Equipment–0.3%
AMETEK, Inc.	16,809	1,543,402
Eaton Corp. PLC	87,744	7,295,914
EnerSys	14,504	956,394
Regal Beloit Corp.	7,664	558,322

		10,354,032

2019 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Industrial Conglomerates–0.7%
Carlisle Cos., Inc.	12,766	$1,857,963
Honeywell International, Inc.	164,184	27,779,933

		29,637,896

Machinery–0.1%
Gardner Denver Holdings, Inc.(a)	31,323	886,128
IDEX Corp.	9,764	1,600,124
Kennametal, Inc.	24,245	745,291
Nordson Corp.	11,050	1,616,173
Terex Corp.	23,680	614,970

		5,462,686

Professional Services–0.0%
CoStar Group, Inc.(a)	2,680	1,589,776

Road & Rail–0.6%
Knight-Swift Transportation Holdings, Inc.	51,676	1,875,839
Norfolk Southern Corp.	121,090	21,755,029

		23,630,868

Trading Companies & Distributors–0.1%
BMC Stock Holdings, Inc.(a)	3,442	90,112
MRC Global, Inc.(a)	40,318	489,057
SiteOne Landscape Supply, Inc.(a)	16,588	1,227,844
United Rentals, Inc.(a)	9,060	1,129,238

		2,936,251

		161,396,256

Consumer Staples–3.7%
Beverages–0.7%
Cott Corp.	78,085	973,720
PepsiCo, Inc.	210,216	28,820,613

		29,794,333

Food & Staples Retailing–1.9%
Casey’s General Stores, Inc.	5,790	933,116
Costco Wholesale Corp.(b)	100,411	28,929,413
Grocery Outlet Holding Corp.(a)	33,407	1,158,555
US Foods Holding Corp.(a)	371,758	15,279,254
Walmart, Inc.(b)	289,547	34,363,438

		80,663,776

Food Products–0.1%
Hain Celestial Group, Inc. (The)(a)	44,093	946,897
Nomad Foods Ltd.(a)	61,154	1,253,657

		2,200,554

Household Products–0.9%
Procter & Gamble Co. (The)	283,468	35,257,750

Tobacco–0.1%
Altria Group, Inc.	133,333	5,453,320

		153,369,733

Company	Shares	U.S. $ Value

Real Estate–3.1%
Equity Real Estate Investment Trusts (REITs)–2.6%
American Campus Communities, Inc.	25,222	$1,212,674
Americold Realty Trust	25,484	944,692
Camden Property Trust	11,689	1,297,596
Cousins Properties, Inc.	27,513	1,034,214
CubeSmart	590,680	20,614,732
Easterly Government Properties, Inc.	35,707	760,559
Empire State Realty Trust, Inc.–Class A	70,888	1,011,572
MGM Growth Properties LLC–Class A	36,630	1,100,731
Mid-America Apartment Communities, Inc.	281,847	36,642,928
Park Hotels & Resorts, Inc.	35,683	891,004
Regency Centers Corp.	448,075	31,136,732
STAG Industrial, Inc.	42,570	1,254,964
Sun Communities, Inc.	87,283	12,957,161

		110,859,559

Real Estate Management & Development–0.5%
CBRE Group, Inc.–Class A(a)	369,891	19,607,922

		130,467,481

Energy–2.2%
Energy Equipment & Services–0.1%
Cactus, Inc.–Class A(a)	22,006	636,854
Dril-Quip, Inc.(a)	15,333	769,410
Oil States International, Inc.(a)	33,105	440,296
Patterson-UTI Energy, Inc.	55,846	477,483
RPC, Inc.	52,290	293,347

		2,617,390

Oil, Gas & Consumable Fuels–2.1%
Chevron Corp.	175,779	20,847,390
Cimarex Energy Co.	6,393	306,481
EOG Resources, Inc.	308,514	22,897,909
Oasis Petroleum, Inc.(a)	92,700	320,742
Phillips 66	148,356	15,191,654
QEP Resources, Inc.	94,463	349,513
Royal Dutch Shell PLC (Sponsored ADR)	458,333	27,454,147
SM Energy Co.	40,270	390,216

		87,758,052

		90,375,442

Utilities–1.5%
Electric Utilities–1.0%
Alliant Energy Corp.	26,156	1,410,593
American Electric Power Co., Inc.	419,847	39,335,465
PNM Resources, Inc.	16,920	881,194

		41,627,252

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	8,840	804,794

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Multi-Utilities–0.5%
Black Hills Corp.	10,507	$806,202
NiSource, Inc.	673,402	20,148,188

		20,954,390

		63,386,436

Materials–0.4%
Chemicals–0.4%
FMC Corp.	16,730	1,466,886
Orion Engineered Carbons SA	36,271	606,088
Trinseo SA	17,460	749,907
Westlake Chemical Corp.	185,157	12,131,487

		14,954,368

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	60,109	886,608
Sealed Air Corp.	19,773	820,777

		1,707,385

Metals & Mining–0.0%
Alcoa Corp.(a)	29,140	584,840
Carpenter Technology Corp.	14,418	744,834

		1,329,674

		17,991,427

Total Common Stocks (cost $1,665,255,459)		2,420,331,122

INVESTMENT COMPANIES–38.2%
Funds and Investment Trusts–38.2%(c)(d)
AB All Market Real Return Portfolio–Class Z	31,201,126	261,465,438
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	17,657,950	184,172,416

Company	Shares	U.S. $ Value
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	54,106,908	$629,804,408
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	8,412,104	91,018,963
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	3,085,347	80,435,008
Sanford C. Bernstein Fund, Inc.–Tax-Managed International Portfolio–Class Z	21,361,275	352,033,816

Total Investment Companies (cost $1,524,881,588)		1,598,930,049

SHORT-TERM INVESTMENTS–3.3%
Investment Companies–3.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(c)(d)(e) (cost $125,722,224)	125,722,224	125,722,224

Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 11/07/19–11/14/19 (cost $10,478,348)	$10,500	10,480,772

Total Short-Term Investments (cost $136,200,572)		136,202,996

Total Investments—99.3% (cost $3,326,337,619)		4,155,464,167

Other assets less liabilities—0.7%		29,207,098

Net Assets—100.0%		$4,184,671,265

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	4,641	December 2019	$179,828,235	$2,308,693

FTSE 100 Index Futures	1,145	December 2019	103,947,438	1,030,749

Mini MSCI Emerging Market Futures	2,514	December 2019	125,938,830	(4,328,593)

U.S. T-Note 2 Yr (CBT) Futures	1,030	December 2019	221,965,000	(496,156)

U.S. T-Note 10 Yr (CBT) Futures	1,787	December 2019	232,868,437	(2,020,801)

U.S. Ultra Bond (CBT) Futures	466	December 2019	89,428,313	(1,658,038)

Sold Contracts

Hang Seng Index Futures	170	October 2019	28,242,597	369,595

Russell 2000 E-Mini Futures	325	December 2019	24,781,250	914,536

S&P 500 E-Mini Futures	6,981	December 2019	1,039,645,425	11,531,823

2019 Annual Report	29

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P Mid 400 E-Mini Futures	144	December 2019	$27,907,200	$381,699

S&P/TSX 60 Index Futures	1,829	December 2019	275,029,913	(832,017)

SPI 200 Futures	138	December 2019	15,559,557	64,332

TOPIX Index Futures	1,601	December 2019	235,134,150	(5,482,168)

				$1,783,654

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	26,147	CAD	34,788	11/15/19	$129,181

BNP Paribas SA	USD	22,901	EUR	20,789	10/10/19	(227,785)

BNP Paribas SA	GBP	23,386	USD	28,892	10/18/19	119,086

BNP Paribas SA	AUD	40,558	USD	27,575	11/08/19	165,346

BNP Paribas SA	CAD	34,788	USD	26,338	11/15/19	61,530

BNP Paribas SA	JPY	2,654,962	USD	24,737	11/15/19	111,808

BNP Paribas SA	USD	41,152	AUD	60,405	11/15/19	(321,670)

BNP Paribas SA	USD	123,447	JPY	13,129,898	11/15/19	(1,667,174)

BNP Paribas SA	USD	6,202	NZD	9,311	11/15/19	(365,377)

BNP Paribas SA	USD	55,686	JPY	5,977,576	11/21/19	(222,423)

BNP Paribas SA	SEK	141,517	USD	14,562	1/08/20	87,252

Citibank, NA	USD	166,879	NZD	264,626	11/07/19	(1,036,401)

Citibank, NA	AUD	86,896	USD	59,072	11/15/19	335,275

Citibank, NA	EUR	82,073	USD	92,241	11/15/19	2,493,554

Citibank, NA	USD	86,009	EUR	76,300	11/15/19	(2,574,791)

Citibank, NA	USD	59,402	JPY	6,383,723	11/21/19	(169,986)

Citibank, NA	USD	56,954	NOK	507,282	1/08/20	(1,107,291)

Citibank, NA	USD	57,595	SEK	554,825	1/08/20	(843,769)

Credit Suisse International	AUD	163,463	USD	111,114	11/08/19	643,996

Credit Suisse International	USD	195,090	AUD	284,164	11/08/19	(3,049,231)

Credit Suisse International	CAD	40,357	USD	30,577	11/15/19	94,289

Credit Suisse International	USD	7,362	NZD	11,386	11/15/19	(224,876)

Goldman Sachs Bank USA	EUR	126,854	USD	138,572	10/10/19	223,000

Goldman Sachs Bank USA	AUD	81,504	USD	55,470	11/08/19	388,863

Goldman Sachs Bank USA	JPY	3,907,921	USD	37,127	11/15/19	881,396

Goldman Sachs Bank USA	NZD	24,022	USD	15,696	11/15/19	638,084

Goldman Sachs Bank USA	USD	89,191	CAD	118,326	11/22/19	192,460

JPMorgan Chase Bank, NA	EUR	20,789	USD	23,333	10/10/19	660,171

JPMorgan Chase Bank, NA	AUD	20,758	USD	14,168	11/15/19	136,810

JPMorgan Chase Bank, NA	EUR	55,201	USD	62,119	11/15/19	1,756,759

JPMorgan Chase Bank, NA	GBP	3,141	USD	3,946	11/15/19	76,909

JPMorgan Chase Bank, NA	JPY	6,567,015	USD	61,981	11/15/19	1,071,825

JPMorgan Chase Bank, NA	USD	30,782	CAD	40,357	11/15/19	(299,981)

JPMorgan Chase Bank, NA	USD	68,994	EUR	60,975	11/15/19	(2,317,625)

JPMorgan Chase Bank, NA	USD	27,439	NZD	40,861	11/15/19	(1,825,667)

JPMorgan Chase Bank, NA	USD	20,727	JPY	2,227,762	11/21/19	(56,331)

JPMorgan Chase Bank, NA	CAD	72,473	USD	54,682	11/22/19	(63,832)

30	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	USD	105,792	CAD	140,263	11/22/19	$162,469

JPMorgan Chase Bank, NA	NOK	499,343	USD	55,012	1/08/20	39,337

JPMorgan Chase Bank, NA	USD	83,639	NOK	750,394	1/08/20	(1,028,993)

JPMorgan Chase Bank, NA	CHF	28,632	USD	29,029	1/10/20	80,965

Morgan Stanley & Co., Inc.	GBP	35,587	USD	43,775	10/18/19	(9,251)

Morgan Stanley & Co., Inc.	USD	57,759	GBP	45,924	10/18/19	(1,255,466)

Morgan Stanley & Co., Inc.	USD	170,565	AUD	252,098	11/08/19	(194,786)

Morgan Stanley & Co., Inc.	USD	33,041	AUD	47,249	11/15/19	(1,103,412)

Natwest Markets PLC	USD	56,170	EUR	50,668	10/10/19	(910,906)

Natwest Markets PLC	JPY	4,190,534	USD	39,401	11/21/19	518,661

Royal Bank of Canada	NZD	37,319	USD	24,456	11/15/19	1,064,073

Standard Chartered Bank	CHF	83,438	USD	85,172	1/10/20	813,263

State Street Bank & Trust Co.	USD	188	EUR	171	10/10/19	(1,914)

State Street Bank & Trust Co.	NZD	217	USD	141	11/15/19	4,884

UBS AG	GBP	45,689	USD	56,254	10/18/19	40,102

UBS AG	JPY	9,331,687	USD	87,243	11/21/19	657,570

UBS AG	SEK	647,544	USD	66,676	1/08/20	441,126

UBS AG	USD	27,811	CHF	27,262	1/10/20	(247,857)

						$(7,036,751)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00%	Quarterly	3.29%	USD	347,787	$25,041,067	$24,923,757	$117,310

* Termination date

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2019 Annual Report	31

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2019

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–27.2%
Japan–1.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	775,516	$7,431,904
Series 22 0.10%, 3/10/27		640,326	6,167,802
Series 23 0.10%, 3/10/28		875,884	8,450,044

			22,049,750

United States–25.4%
U.S. Treasury Inflation Index 0.125%, 4/15/20–7/15/26 (TIPS)	U.S.$	80,618	80,162,995
0.125%, 7/15/22 (TIPS)(a)		34,327	34,177,057
0.375%, 7/15/23–7/15/27 (TIPS)		33,089	33,476,479
0.375%, 7/15/25 (TIPS)(b)		28,364	28,727,512
0.50%, 1/15/28 (TIPS)		2,616	2,673,891
0.625%, 7/15/21 (TIPS)(a)		17,507	17,570,124
0.625%, 1/15/24–1/15/26 (TIPS)		34,926	35,626,516
0.75%, 7/15/28 (TIPS)		16,823	17,653,922
1.125%, 1/15/21 (TIPS)		4,756	4,769,161
1.25%, 7/15/20 (TIPS)		3,076	3,088,810
1.75%, 1/15/28 (TIPS)		5,474	6,148,301
2.00%, 1/15/26 (TIPS)		7,723	8,570,565
2.375%, 1/15/25–1/15/27 (TIPS)		26,512	30,290,463
2.50%, 1/15/29 (TIPS)		7,534	9,091,884
3.875%, 4/15/29 (TIPS)		3,324	4,452,273

			316,479,953

Total Inflation-Linked Securities (cost $334,415,795)			338,529,703

GOVERNMENTS–TREASURIES–16.2%
Austria–0.2%
Republic of Austria Government Bond 0.50%, 2/20/29(c)	EUR	1,230	1,446,134
0.75%, 10/20/26(c)		785	931,957

			2,378,091

Belgium–0.7%
Kingdom of Belgium Government Bond Series 74 0.80%, 6/22/25(c)		3,380	3,967,113
Series 87 0.90%, 6/22/29(c)		2,920	3,546,082
Series 88 1.70%, 6/22/50(c)		1,107	1,601,439

			9,114,634

	Principal Amount (000)		U.S. $ Value

Canada–1.0%
Canadian Government Bond 2.25%, 3/01/24	CAD	15,635	$12,209,780

Finland–0.1%
Finland Government Bond 0.50%, 9/15/29(c)	EUR	1,191	1,403,877

France–0.6%
French Republic Government Bond OAT 1.25%, 5/25/34(c)		3,169	4,087,551
1.50%, 5/25/50(c)		1,340	1,854,834
1.75%, 6/25/39(c)		1,045	1,476,973
2.50%, 5/25/30(c)		131	184,705

			7,604,063

Germany–0.9%
Bundesrepublik Deutschland Bundesanleihe 1.00%, 8/15/24(c)		48	57,139
Series 2007 4.25%, 7/04/39(c)		5,334	11,219,985

			11,277,124

Ireland–0.2%
Ireland Government Bond 1.00%, 5/15/26(c)		1,772	2,096,572

Italy–0.9%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		2,745	3,103,661
1.85%, 5/15/24		690	810,283
2.20%, 6/01/27		1,415	1,728,988
3.35%, 3/01/35(c)		1,943	2,699,145
3.85%, 9/01/49(c)		1,859	2,923,569

			11,265,646

Japan–1.5%
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39	JPY	37,900	492,418
Series 36 2.00%, 3/20/42		35,600	454,946
Series 62 0.50%, 3/20/49		245,700	2,358,856
Japan Government Twenty Year Bond Series 128 1.90%, 6/20/31		169,750	1,943,086
Series 143 1.60%, 3/20/33		176,850	1,996,880
Series 150 1.40%, 9/20/34		387,400	4,315,663
Series 158 0.50%, 9/20/36		252,400	2,489,779
Series 159 0.60%, 12/20/36		190,050	1,901,976
Series 169 0.30%, 6/20/39		253,700	2,390,235

			18,343,839

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Malaysia–0.6%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	3,163	$785,191
Series 0117 3.882%, 3/10/22		6,236	1,516,117
Series 0119 3.906%, 7/15/26		3,673	906,839
Series 0217 4.059%, 9/30/24		3,177	785,213
Series 0218 3.757%, 4/20/23		5,745	1,395,671
Series 0219 3.885%, 8/15/29		5,255	1,312,733
Series 0313 3.48%, 3/15/23		2,640	635,307
Series 0316 3.90%, 11/30/26		3,432	843,109

			8,180,180

Mexico–0.3%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	62,510	3,280,027

Russia–0.3%
Russian Federal Bond–OFZ Series 6212 7.05%, 1/19/28	RUB	29,920	467,680
Series 6215 7.00%, 8/16/23		82,875	1,295,178
Series 6222 7.10%, 10/16/24		27,265	426,937
Series 6227 7.40%, 7/17/24		86,016	1,364,412

			3,554,207

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	291,842

Spain–0.8%
Spain Government Bond 1.95%, 4/30/26(c)	EUR	1,362	1,687,683
2.35%, 7/30/33(c)		3,046	4,177,243
2.90%, 10/31/46(c)		1,437	2,268,929
4.20%, 1/31/37(c)		1,015	1,765,322

			9,899,177

United Kingdom–1.0%
United Kingdom Gilt 1.00%, 4/22/24(c)	GBP	2,865	3,637,850
1.50%, 7/22/47(c)		257	356,034
1.75%, 9/07/37(c)		6,379	8,988,496

			12,982,380

United States–7.1%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	854	875,750
2.50%, 2/15/45–5/15/46		3,313	3,567,093

	Principal Amount (000)		U.S. $ Value

2.875%, 8/15/45–11/15/46	U.S.$	6,072	$7,016,140
3.00%, 11/15/44–2/15/49		4,020	4,762,025
3.125%, 8/15/44–5/15/48		4,251	5,098,488
3.375%, 11/15/48		1,885	2,401,902
3.50%, 2/15/39		188	235,470
3.625%, 8/15/43		2,621	3,379,755
4.375%, 11/15/39		5,290	7,418,398
4.50%, 2/15/36		2,328	3,209,730
5.50%, 8/15/28		2,520	3,316,556
6.25%, 5/15/30		2,004	2,890,263
U.S. Treasury Notes 1.375%, 5/31/21–8/31/26		3,126	3,094,649
1.625%, 8/31/22–10/31/23(a)		4,777	4,782,500
1.75%, 11/30/21(a)		8,919	8,938,510
2.00%, 8/15/25		1,168	1,194,098
2.125%, 12/31/22–3/31/24		5,286	5,404,429
2.25%, 2/29/20–8/15/49		5,946	5,993,908
2.50%, 12/31/20–5/15/24		6,604	6,768,735
2.625%, 2/15/29		698	755,044
2.75%, 2/15/28		2,236	2,427,458
2.875%, 5/15/49		1,470	1,714,158
3.125%, 5/15/21–11/15/28		2,500	2,657,708

			87,902,767

Total Governments—Treasuries (cost $190,927,839)			201,784,206

CORPORATES—INVESTMENT GRADE–15.4%

Financial Institutions–7.6%
Banking–6.4%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		690	742,917
AIB Group PLC 4.263%, 4/10/25(c)		1,005	1,044,215
4.75%, 10/12/23(c)		953	1,007,512
American Express Co. Series C 4.90%, 3/15/20(d)		288	288,118
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(c)		1,055	1,126,350
Banco Santander SA 3.50%, 4/11/22		800	821,168
5.179%, 11/19/25		1,400	1,544,424
Bank of America Corp. 2.375%, 6/19/24(c)	EUR	580	699,934
Series DD 6.30%, 3/10/26(d)	U.S.$	273	308,457
Series L 3.95%, 4/21/25		2,009	2,128,314
Series V 5.526% (LIBOR 3 Month + 3.39%), 10/28/19(d)(e)		122	122,153
Series Z 6.50%, 10/23/24(d)		538	598,434

2019 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Bank of Ireland Group PLC 4.50%, 11/25/23(c)	U.S.$	1,055	$1,105,482
Bank of Nova Scotia (The) 2.50%, 1/08/21		154	154,942
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		545	548,989
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		205	237,823
Barclays PLC 3.684%, 1/10/23		531	539,794
5.088%, 6/20/30		1,082	1,130,809
BB&T Corp. 2.625%, 6/29/20		466	467,664
BBVA USA 2.875%, 6/29/22		1,935	1,957,716
5.50%, 4/01/20		549	557,361
BNP Paribas SA 2.375%, 5/21/20		518	519,559
4.375%, 9/28/25–5/12/26(c)		2,455	2,608,216
BPCE SA 5.15%, 7/21/24(c)		295	321,453
5.70%, 10/22/23(c)		1,106	1,220,006
CaixaBank SA 1.125%, 5/17/24(c)	EUR	300	340,673
2.375%, 2/01/24(c)		600	705,268
Capital One Financial Corp. 1.65%, 6/12/29		605	688,692
3.30%, 10/30/24	U.S.$	1,378	1,425,665
Citigroup, Inc. 3.875%, 3/26/25		1,831	1,924,857
Citizens Bank NA/Providence RI 2.25%, 3/02/20		300	299,874
Commonwealth Bank of Australia 4.50%, 12/09/25(c)		845	909,423
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	250,233
Cooperatieve Rabobank UA 3.95%, 11/09/22		285	296,810
4.375%, 8/04/25		1,197	1,290,761
4.625%, 12/29/25(c)(d)	EUR	600	710,375
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20	U.S.$	299	299,108
Credit Agricole SA/London 2.75%, 6/10/20(c)		553	555,516
3.375%, 1/10/22(c)		738	754,302
Credit Suisse Group AG 2.125%, 9/12/25(c)	GBP	610	761,403
4.207%, 6/12/24(c)	U.S.$	390	410,537
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		810	845,810
4.55%, 4/17/26		528	580,990
Danske Bank A/S 3.244%, 12/20/25(c)		1,023	1,031,460
3.875%, 9/12/23(c)		742	769,001
5.375%, 1/12/24(c)		700	768,250

	Principal Amount (000)		U.S. $ Value

Discover Bank 4.682%, 8/09/28	U.S.$	550	$574,877
Goldman Sachs Group, Inc. (The) 2.905%, 7/24/23		180	182,567
3.75%, 5/22/25		246	260,283
5.75%, 1/24/22		2,629	2,832,747
HSBC Bank USA NA 4.875%, 8/24/20		530	542,625
HSBC Holdings PLC 4.25%, 3/14/24		936	984,055
4.292%, 9/12/26		1,806	1,936,194
4.75%, 7/04/29(c)(d)	EUR	1,300	1,501,952
ING Bank NV 5.80%, 9/25/23(c)	U.S.$	685	760,549
ING Groep NV 3.55%, 4/09/24		700	731,017
6.50%, 4/16/25(d)		201	211,514
6.875%, 4/16/22(c)(d)		835	878,537
Intesa Sanpaolo SpA 3.125%, 7/14/22(c)		905	907,480
3.375%, 1/12/23(c)		600	604,938
5.017%, 6/26/24(c)		400	411,716
Series E 3.928%, 9/15/26(c)	EUR	29	35,430
JPMorgan Chase & Co. 2.295%, 8/15/21	U.S.$	127	127,189
3.22%, 3/01/25		1,235	1,278,348
Series FF 5.00%, 8/01/24(d)		1,380	1,417,508
Series V 5.419% (LIBOR 3 Month + 3.32%), 1/01/20(d)(e)		300	301,653
Series X 6.10%, 10/01/24(d)		430	466,176
Series Z 5.30%, 5/01/20(d)		124	125,395
KeyBank NA/Cleveland OH 2.25%, 3/16/20		550	550,484
Lloyds Banking Group PLC 4.50%, 11/04/24		296	309,486
4.582%, 12/10/25		1,856	1,950,823
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		933	938,971
Morgan Stanley 3.737%, 4/24/24		593	619,323
5.00%, 11/24/25		600	673,146
Series G 1.375%, 10/27/26	EUR	1,428	1,658,941
1.75%, 3/11/24		600	698,139
3.70%, 10/23/24	U.S.$	1,075	1,137,597
4.35%, 9/08/26		1,065	1,153,406
MUFG Bank Ltd. 2.30%, 3/05/20(c)		360	360,216
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		250	251,110

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Nationwide Building Society 4.00%, 9/14/26(c)	U.S.$	1,615	$1,650,514
Nordea Bank Abp 3.75%, 8/30/23(c)		347	362,962
PNC Bank NA 2.60%, 7/21/20		250	250,985
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(c)(d)	GBP	85	105,405
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	1,983	2,125,499
Santander UK Group Holdings PLC 3.571%, 1/10/23		610	618,869
4.796%, 11/15/24		233	249,233
Santander UK PLC 5.00%, 11/07/23(c)		1,110	1,180,196
Standard Chartered PLC 2.744%, 9/10/22(c)		415	415,585
3.785%, 5/21/25(c)		381	394,445
5.20%, 1/26/24(c)		950	1,021,050
UBS AG/Stamford CT 7.625%, 8/17/22		280	315,697
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		697	750,600
7.125%, 8/10/21(c)(d)		545	572,081
UniCredit SpA 3.75%, 4/12/22(c)		502	512,221
US Bancorp Series J 5.30%, 4/15/27(d)		833	889,928
Wells Fargo & Co. 3.069%, 1/24/23		953	970,221
3.75%, 1/24/24		622	657,473
4.125%, 8/15/23		1,680	1,782,043
Series E 2.625%, 8/16/22(c)	EUR	211	247,352

			79,867,569

Finance–0.2%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25	U.S.$	552	563,272
4.418%, 11/15/35		207	217,139
Synchrony Financial 3.95%, 12/01/27		83	84,984
4.50%, 7/23/25		1,670	1,781,355

			2,646,750

Insurance–0.7%
ASR Nederland NV 5.125%, 9/29/45(c)	EUR	735	953,910
Assicurazioni Generali SpA 5.50%, 10/27/47(c)		331	434,029
Aviva PLC 3.375%, 12/04/45(c)		262	309,320
Series E 6.125%, 7/05/43(c)		108	137,718

	Principal Amount (000)		U.S. $ Value

Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27	EUR	300	$416,641
Chubb INA Holdings, Inc. 0.875%, 6/15/27		265	298,241
CNP Assurances 4.25%, 6/05/45(c)		700	877,326
4.50%, 6/10/47(c)		300	388,959
Credit Agricole Assurances SA 4.75%, 9/27/48(c)		700	915,543
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)	U.S.$	513	653,721
Muenchener Rueckversicherungs–Gesellschaft AG in Muenchen 3.25%, 5/26/49(c)	EUR	800	1,035,993
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)	U.S.$	460	784,968
New York Life Global Funding 1.95%, 2/11/20(c)		301	300,904
Voya Financial, Inc. 5.65%, 5/15/53		751	790,224

			8,297,497

REITS–0.3%
American Tower Corp. 3.50%, 1/31/23		525	544,415
Equinix, Inc. 2.875%, 3/15/24–2/01/26	EUR	548	621,903
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	25	26,029
SITE Centers Corp. 3.625%, 2/01/25		280	287,882
Welltower, Inc. 4.00%, 6/01/25		1,231	1,315,434
WPC Eurobond BV 2.125%, 4/15/27	EUR	601	697,822

			3,493,485

			94,305,301

Industrial–7.5%
Basic–0.5%
Alpek SAB de CV 4.25%, 9/18/29(c)	U.S.$	478	482,064
Anglo American Capital PLC 3.75%, 4/10/22(c)		200	205,296
DuPont de Nemours, Inc. 4.205%, 11/15/23		825	884,177
4.493%, 11/15/25		825	911,955
Eastman Chemical Co. 3.80%, 3/15/25		276	289,220
Equate Petrochemical BV 3.00%, 3/03/22(c)		625	627,539
Glencore Finance Europe Ltd. 1.875%, 9/13/23(c)	EUR	180	206,683

2019 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Glencore Funding LLC 4.00%, 3/27/27(c)	U.S.$	206	$211,642
4.125%, 5/30/23(c)		265	277,407
4.625%, 4/29/24(c)		89	95,224
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 5/15/24(c)		276	291,698
LyondellBasell Industries NV 5.75%, 4/15/24		685	771,721
SABIC Capital II BV 4.00%, 10/10/23(c)		467	490,350
Suzano Austria GmbH 6.00%, 1/15/29		833	899,224

			6,644,200

Capital Goods–0.4%
3M Co. 3.25%, 8/26/49		500	500,800
Embraer Netherlands Finance BV 5.40%, 2/01/27		725	821,742
General Electric Co. 0.875%, 5/17/25	EUR	1,845	2,025,638
United Technologies Corp. 1.15%, 5/18/24		320	363,471
3.95%, 8/16/25	U.S.$	849	929,630
Wabtec Corp. 4.40%, 3/15/24		210	223,598

			4,864,879

Communications—Media–0.3%
CBS Corp. 4.00%, 1/15/26		90	95,898
4.20%, 6/01/29		472	512,767
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		615	675,024
5.05%, 3/30/29		450	502,893
5.75%, 4/01/48		150	170,989
Comcast Corp. 3.999%, 11/01/49		300	333,591
Cox Communications, Inc. 2.95%, 6/30/23(c)		273	277,220
Time Warner Cable LLC 4.50%, 9/15/42		604	592,204

			3,160,586

Communications—Telecommunications–1.0%
AT&T, Inc. 3.40%, 5/15/25		2,435	2,540,947
3.55%, 6/01/24		685	717,592
3.60%, 7/15/25		1,100	1,156,727
3.95%, 1/15/25		181	193,154
4.125%, 2/17/26		2,162	2,333,793
4.35%, 3/01/29		300	331,755
4.55%, 3/09/49		835	902,409
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		1,345	1,428,713

	Principal Amount (000)		U.S. $ Value

Verizon Communications, Inc. 4.522%, 9/15/48	U.S.$	420	$494,218
4.862%, 8/21/46		448	546,622
5.012%, 4/15/49		474	594,264
Vodafone Group PLC 3.75%, 1/16/24		439	462,289
4.125%, 5/30/25		962	1,039,826
4.25%, 9/17/50		278	283,190

			13,025,499

Consumer Cyclical—Automotive–0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		479	478,861
General Motors Financial Co., Inc. 2.20%, 4/01/24(c)	EUR	142	163,535
4.00%, 1/15/25	U.S.$	335	343,891
5.10%, 1/17/24		1,033	1,110,712
Volkswagen Bank GmbH 1.25%, 6/10/24(c)	EUR	700	785,068
Volkswagen Leasing GmbH 2.625%, 1/15/24(c)		370	438,557

			3,320,624

Consumer Cyclical—Other–0.0%
James Hardie International Finance DAC 3.625%, 10/01/26(c)		119	137,560
Las Vegas Sands Corp. 3.50%, 8/18/26	U.S.$	313	317,645

			455,205

Consumer Cyclical—Restaurants–0.1%
Starbucks Corp. 4.50%, 11/15/48		704	819,175

Consumer Cyclical—Retailers–0.0%
Lowe’s Cos., Inc. 4.55%, 4/05/49		285	328,699

Consumer Non-Cyclical–1.9%
Allergan Funding SCS 2.625%, 11/15/28	EUR	269	336,308
Altria Group, Inc. 1.70%, 6/15/25		935	1,062,466
AmerisourceBergen Corp. 4.30%, 12/15/47	U.S.$	240	244,426
Amgen, Inc. 4.663%, 6/15/51		435	506,653
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		1,725	2,255,695
BAT Capital Corp. 3.215%, 9/06/26		2,174	2,151,760
Baxalta, Inc. 3.60%, 6/23/22		66	67,312
Baxter International, Inc. 0.40%, 5/15/24	EUR	890	980,794
Bayer US Finance LLC 2.375%, 10/08/19(c)	U.S.$	448	447,996
Becton Dickinson and Co. 3.734%, 12/15/24		159	168,203

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Biogen, Inc. 4.05%, 9/15/25	U.S.$	663	$718,553
Cigna Corp. 3.75%, 7/15/23		321	335,927
4.125%, 11/15/25		380	408,640
4.375%, 10/15/28		506	554,424
CVS Health Corp. 3.25%, 8/15/29		441	443,095
4.10%, 3/25/25		1,260	1,345,857
4.30%, 3/25/28		660	713,289
DH Europe Finance II Sarl 0.45%, 3/18/28	EUR	422	461,321
Gilead Sciences, Inc. 2.55%, 9/01/20	U.S.$	612	615,133
Kraft Heinz Foods Co. 3.75%, 4/01/30(c)		1,252	1,263,143
3.95%, 7/15/25		219	228,932
Laboratory Corp. of America Holdings 3.60%, 2/01/25		113	118,487
Medtronic Global Holdings SCA 0.25%, 7/02/25	EUR	132	145,114
1.125%, 3/07/27		572	662,854
Series 0000 0.375%, 3/07/23		150	165,646
Mylan NV 3.95%, 6/15/26	U.S.$	1,855	1,916,771
Reynolds American, Inc. 4.45%, 6/12/25		500	532,900
6.875%, 5/01/20		275	282,095
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		207	213,728
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(c)		1,493	1,609,349
Tyson Foods, Inc. 3.95%, 8/15/24		760	813,033
4.00%, 3/01/26		363	392,994
4.35%, 3/01/29		250	282,615
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		556	556,940
Zoetis, Inc. 3.45%, 11/13/20		263	266,219

			23,268,672

Energy–1.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27		678	696,950
4.08%, 12/15/47		515	518,219
Cenovus Energy, Inc. 3.00%, 8/15/22		54	54,406
5.70%, 10/15/19		85	84,677
Energy Transfer Operating LP 3.60%, 2/01/23		55	56,406
4.25%, 3/15/23		450	470,416
4.50%, 4/15/24		460	490,590
4.75%, 1/15/26		600	650,610

Principal Amount (000)			U.S. $ Value

Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	195	$206,488
Eni SpA 4.25%, 5/09/29(c)		2,125	2,329,042
Enterprise Products Operating LLC 3.70%, 2/15/26		1,326	1,409,962
Hess Corp. 4.30%, 4/01/27		1,960	2,045,339
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		255	265,618
Marathon Oil Corp. 3.85%, 6/01/25		401	416,976
Newfield Exploration Co. 5.625%, 7/01/24		300	331,023
Noble Energy, Inc. 3.85%, 1/15/28		173	179,462
3.90%, 11/15/24		1,026	1,074,868
Occidental Petroleum Corp. 2.90%, 8/15/24		1,415	1,424,692
3.20%, 8/15/26		228	229,758
ONEOK, Inc. 4.00%, 7/13/27		27	28,358
4.35%, 3/15/29		393	420,844
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,242	1,273,125
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		601	662,765
5.625%, 3/01/25		223	250,291
Southern Star Central Corp. 5.125%, 7/15/22(c)		412	415,572
Spectra Energy Partners LP 3.50%, 3/15/25		795	826,069
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		487	506,436
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(c)		363	378,790
TransCanada PipeLines Ltd. 9.875%, 1/01/21		252	275,000
Western Midstream Operating LP 4.50%, 3/01/28		325	314,336
4.75%, 8/15/28		220	216,308
Williams Cos., Inc. (The) 3.90%, 1/15/25		245	256,985
4.125%, 11/15/20		575	584,085

			19,344,466

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		668	720,104

Services–0.2%
Expedia Group, Inc. 3.80%, 2/15/28		973	1,018,458

2019 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

IHS Markit Ltd. 3.625%, 5/01/24	U.S.$	220	$228,470
S&P Global, Inc. 4.40%, 2/15/26		762	851,063
Total System Services, Inc. 4.00%, 6/01/23		458	480,442

			2,578,433

Technology–1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		339	346,482
3.875%, 1/15/27		773	776,556
Broadcom, Inc. 3.625%, 10/15/24(c)		725	737,905
4.25%, 4/15/26(c)		722	745,818
Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)		176	181,549
6.02%, 6/15/26(c)		788	886,657
Fidelity National Information Services, Inc. 1.50%, 5/21/27	EUR	705	823,226
Fiserv, Inc. 1.125%, 7/01/27		526	596,682
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)	U.S.$	960	959,981
4.90%, 10/15/25		800	885,960
International Business Machines Corp. 0.375%, 1/31/23	EUR	511	564,773
0.875%, 1/31/25		436	495,220
KLA-Tencor Corp. 4.65%, 11/01/24	U.S.$	765	842,105
Lam Research Corp. 2.80%, 6/15/21		405	409,763
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(c)		336	352,632
Oracle Corp. 4.00%, 11/15/47		460	514,915
Seagate HDD Cayman 4.75%, 6/01/23–1/01/25		248	256,500
4.875%, 3/01/24		682	714,143
Western Digital Corp. 4.75%, 2/15/26		795	818,564

			11,909,431

Transportation—Railroads–0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(c)		422	449,562

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		1,245	1,273,013
4.00%, 7/30/27(c)		245	250,359

			1,523,372

			92,412,907

	Principal Amount (000)		U.S. $ Value

Utility–0.3%
Electric–0.3%
Adani Transmission Ltd. 4.00%, 8/03/26(c)	U.S.$	328	$335,278
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		249	344,626
Enel Chile SA 4.875%, 6/12/28		756	843,176
Enel Finance International NV 4.25%, 9/14/23(c)		499	530,038
Exelon Generation Co. LLC 2.95%, 1/15/20		778	779,035
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		776	852,872

			3,685,025

Other Utility–0.0%
Veolia Environnement SA 0.314%, 10/04/23(c)	EUR	400	442,271

			4,127,296

Total Corporates—Investment Grade (cost $183,344,680)			190,845,504

		Shares

INVESTMENT COMPANIES–11.2%
Funds and Investment Trusts–11.2%(f)
AB All Market Real Return Portfolio–Class Z(g)		4,843,873	40,591,652
iShares Core MSCI EAFE ETF		397,000	24,244,790
SPDR S&P 500 ETF Trust		232,335	68,950,058
SPDR S&P MidCap 400 ETF Trust		16,292	5,742,441

Total Investment Companies (cost $120,863,906)			139,528,941

	Principal Amount (000)

MORTGAGE PASS-THROUGHS–6.5%
Agency Fixed Rate 30-Year–6.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 6/01/49	U.S.$	758	790,450
4.00%, 6/01/49		996	1,054,176
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 2/01/46		1,269	1,357,741
Series 2017 4.00%, 7/01/44		986	1,054,440
Series 2018 4.00%, 11/01/48–12/01/48		2,972	3,136,894
4.50%, 3/01/48–11/01/48		2,332	2,503,273
5.00%, 11/01/48		664	719,249
Series 2019 4.50%, 2/01/49		1,130	1,216,310

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Series 2007 5.50%, 8/01/37	U.S.$	212	$238,148
Series 2010 4.00%, 12/01/40		579	619,393
Series 2013 3.50%, 3/01/43		11	12,052
4.00%, 10/01/43		1,620	1,725,613
Series 2014 5.50%, 9/01/41		768	862,058
Series 2015 3.00%, 5/01/45–8/01/45		2,110	2,164,683
Series 2017 3.50%, 1/01/47–1/01/48		4,279	4,428,215
Series 2018 3.50%, 2/01/48–4/01/48		19,839	20,547,377
4.00%, 8/01/48–12/01/48		7,506	7,916,128
4.50%, 9/01/48		5,405	5,794,005
Series 2019 3.50%, 10/01/49, TBA		6,385	6,549,613
3.50%, 10/01/49, TBA		6,415	6,580,386
3.50%, 11/01/49, TBA		3,200	3,282,750
4.00%, 6/01/49		1,583	1,676,392
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		943	971,882
Series 2019 3.00%, 10/01/49, TBA		1,475	1,513,373

			76,714,601

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association Series 2013 2.50%, 3/01/28–6/01/28		80	81,009
Series 2014 2.50%, 9/01/29		252	254,838
Series 2016 2.50%, 11/01/31–1/01/32		3,837	3,881,363
Series 2017 2.50%, 2/01/32		149	150,798

			4,368,008

Total Mortgage Pass-Throughs (cost $79,382,456)			81,082,609

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.7%
Non-Agency Fixed Rate CMBS–3.4%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		615	661,534
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		1,250	1,316,837

	Principal Amount (000)		U.S. $ Value

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)	U.S.$	2,120	$2,225,362
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		838	875,099
Series 2015-GC35, Class A4 3.818%, 11/10/48		525	569,830
Series 2016-C1, Class A4 3.209%, 5/10/49		1,411	1,487,756
Series 2016-GC36, Class A5 3.616%, 2/10/49		645	693,804
Series 2018-B2, Class A4 4.009%, 3/10/51		450	503,311
Commercial Mortgage Trust Series 2010-C1, Class D 6.304%, 7/10/46(c)		1,070	1,092,527
Series 2013-CR12, Class A4 4.046%, 10/10/46		500	532,862
Series 2014-UBS3, Class A4 3.819%, 6/10/47		570	605,667
Series 2014-UBS5, Class A4 3.838%, 9/10/47		990	1,055,941
Series 2015-CR24, Class A5 3.696%, 8/10/48		655	703,627
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,005	1,055,004
Series 2015-LC21, Class XA 0.909%, 7/10/48(h)		5,916	175,420
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		736	779,801
Series 2015-C3, Class A4 3.718%, 8/15/48		671	719,031
Series 2015-C4, Class A4 3.808%, 11/15/48		1,775	1,919,550
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 8/10/44(c)		650	680,606
Series 2011-GC5, Class D 5.556%, 8/10/44(c)		755	751,780
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		219	217,835
Series 2013-G1, Class A2 3.557%, 4/10/31(c)		1,094	1,119,914
Series 2013-GC12, Class B 3.777%, 6/10/46		465	481,212
Series 2014-GC18, Class D 5.157%, 1/10/47(c)		100	83,684
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,640	1,824,581
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.554%, 8/15/46(c)		116	117,957

2019 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2012-C6, Class E 5.319%, 5/15/45(c)	U.S.$	375	$359,842
Series 2012-C8, Class AS 3.424%, 10/15/45(c)		1,400	1,438,904
Series 2012-CBX, Class E 5.303%, 6/15/45(c)		305	294,176
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		1,085	1,158,773
Series 2014-C22, Class XA 1.005%, 9/15/47(h)		15,563	534,179
Series 2014-C26, Class AS 3.80%, 1/15/48		770	816,406
Series 2015-C30, Class A5 3.822%, 7/15/48		655	709,393
Series 2015-C31, Class A3 3.801%, 8/15/48		1,344	1,455,359
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.223%, 9/15/50(h)		4,291	265,500
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		362	210,636
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(c)		1,327	1,330,678
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(i)		464	439,633
Series 2011-C3, Class C 5.293%, 7/15/49(c)		380	395,164
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,005	1,081,972
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		1,220	1,389,971
Series 2018-C8, Class A4 3.983%, 2/15/51		1,020	1,131,821
Series 2018-C9, Class A4 4.117%, 3/15/51		1,690	1,896,661
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,070,015
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.616%, 9/15/48		669	697,982
Series 2016-LC25, Class C 4.566%, 12/15/59		125	132,546
Series 2016-NXS6, Class C 4.457%, 11/15/49		750	809,039
Series 2018-C43, Class A4 4.012%, 3/15/51		450	500,350

	Principal Amount (000)		U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C3, Class C 5.335%, 3/15/44(c)	U.S.$	410	$423,779

			41,793,311

Non-Agency Floating Rate CMBS–1.3%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.928% (LIBOR 1 Month + 0.90%), 4/15/35(c)(e)		826	824,808
Series 2018-KEYS, Class A 3.028% (LIBOR 1 Month + 1.00%), 5/15/35(c)(e)		1,965	1,962,520
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.028% (LIBOR 1 Month + 1.00%), 11/15/33(c)(e)		1,935	1,935,571
BHMS Series 2018-ATLS, Class A 3.278% (LIBOR 1 Month + 1.25%), 7/15/35(c)(e)		1,512	1,511,590
BHP Trust Series 2019-BXHP, Class C 3.55% (LIBOR 1 Month + 1.52%), 8/15/36(c)(e)		335	333,954
BX Commercial Mortgage Trust Series 2019-IMC, Class A 3.028% (LIBOR 1 Month + 1.00%), 4/15/34(c)(e)		712	712,599
BX Trust Series 2018-EXCL, Class A 3.115% (LIBOR 1 Month + 1.09%), 9/15/37(c)(e)		1,484	1,480,860
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.087% (LIBOR 1 Month + 1.03%), 11/19/35(c)(e)		1,631	1,631,721
Great Wolf Trust Series 2017-WOLF, Class A 2.878% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		914	913,718
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.228% (LIBOR 1 Month + 1.20%), 6/15/38(c)(e)		751	751,003
Series 2019-SMP, Class A 3.29% (LIBOR 1 Month + 1.15%), 8/15/32(c)(e)		820	819,992
Series 2019-SMP, Class D 4.09% (LIBOR 1 Month + 1.95%), 8/15/32(c)(e)		230	230,000
Invitation Homes Trust Series 2018-SFR4, Class A 3.125% (LIBOR 1 Month + 1.10%), 1/17/38(c)(e)		892	895,051

40	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978% (LIBOR 1 Month + 1.95%), 11/15/26(e)(j)	U.S.$	246	$245,693
Starwood Retail Property Trust Series 2014-STAR, Class A 3.248% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		1,913	1,909,164

			16,158,244

Total Commercial Mortgage-Backed Securities (cost $56,781,104)			57,951,555

COLLATERALIZED MORTGAGE OBLIGATIONS–3.8%
Risk Share Floating Rate–3.3%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.368% (LIBOR 1 Month + 1.35%), 8/25/28(c)(e)		680	681,908
Series 2018-3A, Class M1B 3.868% (LIBOR 1 Month + 1.85%), 10/25/27(c)(e)		660	661,952
Series 2019-1A, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 3/25/29(c)(e)		524	525,557
Series 2019-2A, Class M1C 4.018% (LIBOR 1 Month + 2.00%), 4/25/29(c)(e)		829	827,117
Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(c)(e)		1,011	1,011,828
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(c)(e)		441	441,398
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.418% (LIBOR 1 Month + 2.40%), 4/25/31(c)(e)		637	643,096
Series 2019-R02, Class 1M2 4.318% (LIBOR 1 Month + 2.30%), 8/25/31(c)(e)		708	712,516
Series 2019-R03, Class 1M2 4.168% (LIBOR 1 Month + 2.15%), 9/25/31(c)(e)		434	436,423
Series 2019-R05, Class 1M2 4.018% (LIBOR 1 Month + 2.00%), 7/25/39(c)(e)		755	756,576
Eagle RE Ltd. Series 2018-1, Class M1 3.718% (LIBOR 1 Month + 1.70%), 11/25/28(c)(e)		768	769,697
Series 2018-1, Class M2 5.018% (LIBOR 1 Month + 3.00%), 11/25/28(c)(e)		295	295,986

Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2019-FTR2, Class M2 4.345% (LIBOR 1 Month + 2.15%), 11/25/48(c)(e)	U.S.$	482	$482,034
Series 2019-HQA3, Class M2 3.907% (LIBOR 1 Month + 1.85%), 9/25/49(c)(e)		275	274,999
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/23(e)		988	1,063,163
Series 2014-HQ3, Class M3 6.768% (LIBOR 1 Month + 4.75%), 10/25/24(e)		661	702,181
Series 2015-DNA1, Class M2 3.868% (LIBOR 1 Month + 1.85%), 10/25/27(e)		201	202,968
Series 2015-DNA2, Class M2 4.618% (LIBOR 1 Month + 2.60%), 12/25/27(e)		363	364,737
Series 2015-DNA3, Class M3 6.718% (LIBOR 1 Month + 4.70%), 4/25/28(e)		308	339,310
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(e)		292	292,797
Series 2015-HQA2, Class M3 6.818% (LIBOR 1 Month + 4.80%), 5/25/28(e)		539	579,923
Series 2016-DNA1, Class M2 5.045% (LIBOR 1 Month + 2.90%), 7/25/28(e)		159	159,972
Series 2016-DNA1, Class M3 7.695% (LIBOR 1 Month + 5.55%), 7/25/28(e)		318	352,188
Series 2016-DNA2, Class M3 6.668% (LIBOR 1 Month + 4.65%), 10/25/28(e)		842	902,205
Series 2016-DNA3, Class M2 4.018% (LIBOR 1 Month + 2.00%), 12/25/28(e)		101	101,228
Series 2016-DNA4, Class M2 3.318% (LIBOR 1 Month + 1.30%), 3/25/29(e)		187	187,591
Series 2016-HQA1, Class M3 8.368% (LIBOR 1 Month + 6.35%), 9/25/28(e)		386	426,907
Series 2017-DNA1, Class M2 5.268% (LIBOR 1 Month + 3.25%), 7/25/29(e)		265	277,817
Series 2017-DNA2, Class M2 5.468% (LIBOR 1 Month + 3.45%), 10/25/29(e)		434	457,773

2019 Annual Report	41

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Series 2017-DNA3, Class M2 4.518% (LIBOR 1 Month + 2.50%), 3/25/30(e)	U.S.$	630	$643,452
Series 2017-HQA2, Class M2 4.668% (LIBOR 1 Month + 2.65%), 12/25/29(e)		250	256,389
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 7/25/24(e)		397	416,337
Series 2014-C04, Class 1M2 6.918% (LIBOR 1 Month + 4.90%), 11/25/24(e)		984	1,073,280
Series 2014-C04, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 11/25/24(e)		689	737,022
Series 2015-C01, Class 1M2 6.318% (LIBOR 1 Month + 4.30%), 2/25/25(e)		1,375	1,457,153
Series 2015-C01, Class 2M2 6.568% (LIBOR 1 Month + 4.55%), 2/25/25(e)		481	498,537
Series 2015-C02, Class 1M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(e)		782	825,964
Series 2015-C02, Class 2M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(e)		959	990,614
Series 2015-C03, Class 1M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(e)		1,027	1,109,890
Series 2015-C03, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(e)		1,014	1,072,949
Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(e)		724	795,421
Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(e)		970	1,036,272
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(e)		1,193	1,315,215
Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(e)		664	716,748
Series 2016-C02, Class 1M2 8.018% (LIBOR 1 Month + 6.00%), 9/25/28(e)		1,240	1,351,880
Series 2016-C03, Class 1M1 4.018% (LIBOR 1 Month + 2.00%), 10/25/28(e)		16	16,096
Series 2016-C03, Class 1M2 7.318% (LIBOR 1 Month + 5.30%), 10/25/28(e)		134	143,957

Principal Amount (000)			U.S. $ Value

Series 2016-C03, Class 2M2 7.918% (LIBOR 1 Month + 5.90%), 10/25/28(e)	U.S.$	1,672	$1,803,215
Series 2016-C04, Class 1M2 6.268% (LIBOR 1 Month + 4.25%), 1/25/29(e)		331	349,272
Series 2016-C05, Class 2M2 6.468% (LIBOR 1 Month + 4.45%), 1/25/29(e)		1,457	1,530,963
Series 2016-C07, Class 2M2 6.368% (LIBOR 1 Month + 4.35%), 5/25/29(e)		255	269,017
Series 2017-C02, Class 2M2 5.668% (LIBOR 1 Month + 3.65%), 9/25/29(e)		276	289,532
Series 2017-C04, Class 2M2 4.868% (LIBOR 1 Month + 2.85%), 11/25/29(e)		540	556,418
Series 2018-C01, Class 1M2 4.268% (LIBOR 1 Month + 2.25%), 7/25/30(e)		350	353,234
Series 2019-R04, Class 2M2 4.504% (LIBOR 1 Month + 2.10%), 6/25/39(c)(e)		666	668,906
Home Re Ltd. Series 2018-1, Class M1 4.03% (LIBOR 1 Month + 1.60%), 10/25/28(c)(e)		455	458,740
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/24(e)(j)		75	78,957
Series 2015-CH1, Class M1 4.018% (LIBOR 1 Month + 2.00%), 10/25/25(e)(j)		1	1,308
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(c)(e)		474	475,582
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14% (LIBOR 1 Month + 2.00%), 3/27/24(e)(j)		875	874,820
Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(e)(j)		1,047	1,050,721
Radnor RE Ltd. Series 2019-1, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 2/25/29(c)(e)		767	770,472
Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(c)(e)		1,148	1,146,795
STACR Trust Series 2019-DNA3, Class M2 4.35% (LIBOR 1 Month + 2.05%), 7/25/49(c)(e)		201	202,075

42	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268% (LIBOR 1 Month + 5.25%), 11/25/25(e)(j)	U.S.$	414	$466,624
Series 2015-WF1, Class 2M2
7.518% (LIBOR 1 Month + 5.50%), 11/25/25(e)(j)		131	150,367

			40,886,041

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 4.173% (6.20%–LIBOR 1 Month), 10/15/42(e)(k)		919	201,773
Series 4693, Class SL 4.123% (6.15%–LIBOR 1 Month), 6/15/47(e)(k)		2,804	570,026
Series 4719, Class JS 4.123% (6.15%–LIBOR 1 Month), 9/15/47(e)(k)		1,261	201,493
Series 4727, Class SA 4.173% (6.20%–LIBOR 1 Month), 11/15/47(e)(k)		3,036	557,424
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.522% (6.54%–LIBOR 1 Month), 12/25/41(e)(k)		1,281	271,890
Series 2012-70, Class SA 4.532% (6.55%–LIBOR 1 Month), 7/25/42(e)(k)		1,691	384,388
Series 2014-17, Class SA 4.032% (6.05%–LIBOR 1 Month), 4/25/44(e)(k)		3,336	655,426
Series 2014-78, Class SE 4.082% (6.10%–LIBOR 1 Month), 12/25/44(e)(k)		1,191	218,094
Series 2014-92, Class SX 4.082% (6.10%–LIBOR 1 Month), 1/25/45(e)(k)		3,018	607,654
Series 2016-77, Class DS 3.51% (6.00%–LIBOR 1 Month), 10/25/46(e)(k)		2,525	454,302
Series 2017-16, Class SG 4.032% (6.05%–LIBOR 1 Month), 3/25/47(e)(k)		1,311	242,277
Series 2017-62, Class AS 4.132% (6.15%–LIBOR 1 Month), 8/25/47(e)(k)		1,310	222,691
Series 2017-81, Class SA 4.182% (6.20%–LIBOR 1 Month), 10/25/47(e)(k)		1,100	222,324
Series 2017-97, Class LS 4.182% (6.20%–LIBOR 1 Month), 12/25/47(e)(k)		1,983	448,181

Principal Amount (000)			U.S. $ Value

Series 2017-97, Class SW 4.182% (6.20%–LIBOR 1 Month), 12/25/47(e)(k)	U.S.$	1,059	$237,941
Government National Mortgage Association Series 2017-122, Class SA 4.156% (6.20%–LIBOR 1 Month), 8/20/47(e)(k)		1,238	243,677
Series 2017-134, Class SE 4.156% (6.20%–LIBOR 1 Month), 9/20/47(e)(k)		1,227	187,934
Series 2017-65, Class ST 4.106% (6.15%–LIBOR 1 Month), 4/20/47(e)(k)		1,445	300,124

			6,227,619

Total Collateralized Mortgage Obligations (cost $45,398,095)			47,113,660

ASSET-BACKED SECURITIES–2.2%
Autos—Fixed Rate–1.1%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,240	1,298,282
Series 2018-2A, Class A 4.00%, 3/20/25(c)		500	532,426
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		390	406,315
Series 2019-3A, Class B 2.58%, 8/15/23(c)		550	552,836
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		330	354,679
Series 2016-4, Class D 3.89%, 11/15/22(c)		435	445,684
Series 2017-2, Class A 1.85%, 7/15/21(c)		13	12,773
Series 2017-3, Class A 1.88%, 10/15/21(c)		62	62,046
Series 2017-4, Class A 2.07%, 4/15/22(c)		44	43,867
Series 2018-3, Class B 3.59%, 12/16/24(c)		600	611,666
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		408	408,015
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	815,347
Series 2017-1, Class A1 2.07%, 5/15/22		1,090	1,089,249
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		1,975	1,977,773

2019 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2015-1A, Class B 3.52%, 3/25/21(c)	U.S.$	131	$131,489
Series 2015-3A, Class A 2.67%, 9/25/21(c)		725	727,591
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,395	1,404,720
Series 2018-1A, Class A 3.29%, 2/25/24(c)		450	461,404
Series 2019-1A, Class A 3.71%, 3/25/23(c)		1,125	1,159,147
Series 2019-2A, Class A 3.42%, 5/25/25(c)		530	547,281
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(c)		500	510,385
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		350	352,932

			13,905,907

Other ABS—Fixed Rate–0.7%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(c)(l)		105	104,631
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(l)		131	131,627
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(c)(l)		265	264,890
Series 2018-1A, Class A 2.61%, 3/15/28(c)(l)		65	64,632
Series 2018-3A, Class A 3.20%, 9/15/28(c)(l)		217	217,321
Series 2018-4A, Class A 3.71%, 12/15/28(c)(l)		453	457,280
Series 2019-1A, Class A 3.44%, 4/16/29(c)(l)		472	475,005
Series 2019-3A, Class A 2.69%, 9/17/29(c)(l)		1,058	1,059,624
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 7/15/25(c)(l)		574	576,700
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/49(c)(l)		774	805,890
Series 2015-1A, Class C 3.156%, 10/08/20(c)(l)		538	538,577
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(l)		72	72,272
Series 2016-3, Class A 3.05%, 12/26/25(c)(l)		112	112,117
Series 2017-2, Class A 3.28%, 2/25/26(c)(l)		385	387,804
Series 2017-5, Class A2 2.78%, 9/25/26(c)(l)		843	844,952

	Principal Amount (000)		U.S. $ Value

Series 2017-6, Class A2 2.82%, 11/25/26(c)(l)	U.S.$	1,035	$1,037,814
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(c)(l)		53	52,597
Series 2018-1, Class B 3.65%, 2/25/27(c)(l)		277	283,662
Series 2018-3, Class A2 3.67%, 8/25/27(c)(l)		857	869,269
Series 2019-3, Class A 2.90%, 5/25/28(c)(l)		531	534,490

			8,891,154

Credit Cards—Fixed Rate–0.4%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		1,597	1,597,118
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		1,340	1,356,442
Series 2018-B, Class M 3.81%, 7/15/25		445	457,189
Series 2019-B, Class M 3.04%, 4/15/26		1,065	1,072,753

			4,483,502

Autos—Floating Rate–0.0%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.598% (LIBOR 1 Month + 0.57%), 1/15/22(e)		210	210,196

Total Asset-Backed Securities (cost $27,119,866)			27,490,759

CORPORATES—NON-INVESTMENT GRADE–2.1%

Financial Institutions–1.1%
Banking–0.9%
ABN AMRO Bank NV 4.75%, 9/22/27(c)(d)	EUR	400	455,599
Allied Irish Banks PLC 7.375%, 12/03/20(c)(d)		584	676,314
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(c)(d)		200	228,569
Series 9 6.50%, 3/05/25(d)	U.S.$	200	203,884
Banco Santander SA 6.25%, 9/11/21(c)(d)	EUR	200	230,141
6.75%, 4/25/22(c)(d)		500	592,295
CIT Group, Inc. 5.25%, 3/07/25	U.S.$	565	616,788
Citigroup, Inc. 5.95%, 1/30/23(d)		491	512,039

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Series O 5.875%, 3/27/20(d)	U.S.$	270	$272,597
Series P 5.95%, 5/15/25(d)		367	388,569
Series Q 5.95%, 8/15/20(d)		610	620,962
Credit Suisse Group AG 7.50%, 7/17/23(c)(d)		785	840,233
Danske Bank A/S 5.875%, 4/06/22(c)(d)	EUR	320	369,711
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(d)	U.S.$	143	144,341
Series P 5.00%, 11/10/22(d)		490	480,504
Series Q 5.50%, 8/10/24(d)		249	260,803
Morgan Stanley Series J 5.55%, 7/15/20(d)		485	491,683
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		1,335	1,430,186
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		1,300	1,231,984
Standard Chartered PLC 3.776% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		800	647,128
7.50%, 4/02/22(c)(d)		557	588,331

			11,282,661

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		1,140	1,203,133

REITS–0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(c)		461	518,298

			13,004,092

Industrial–1.0%
Basic–0.1%
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(c)	EUR	530	635,799

Capital Goods–0.1%
Colfax Corp. 3.25%, 5/15/25(c)		320	358,888
TransDigm, Inc. 6.25%, 3/15/26(c)	U.S.$	864	927,798
Trivium Packaging Finance BV 5.50%, 8/15/26(c)		325	340,662

			1,627,348

	Principal Amount (000)		U.S. $ Value

Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)	U.S.$	725	$735,919
CSC Holdings LLC 6.75%, 11/15/21		285	307,922
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(c)		381	395,356

			1,439,197

Consumer Cyclical—Automotive–0.1%
LKQ European Holdings BV 3.625%, 4/01/26(c)	EUR	295	337,323
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(c)		385	427,423
Tenneco, Inc. 5.00%, 7/15/24(c)		260	288,346

			1,053,092

Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 2/15/25(c)	U.S.$	885	981,952

Consumer Non-Cyclical–0.1%
Spectrum Brands, Inc. 5.75%, 7/15/25		821	856,057

Energy–0.2%
Antero Resources Corp. 5.125%, 12/01/22		591	518,762
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(c)		546	570,379
PDC Energy, Inc. 5.75%, 5/15/26		336	330,762
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		671	689,331
Transocean Poseidon Ltd. 6.875%, 2/01/27(c)		580	608,612

			2,717,846

Services–0.0%
Intertrust Group BV 3.375%, 11/15/25(c)	EUR	270	310,184

Technology–0.1%
CommScope Finance LLC 5.50%, 3/01/24(c)	U.S.$	515	529,127
6.00%, 3/01/26(c)		705	729,788
EMC Corp. 3.375%, 6/01/23		645	645,135

			1,904,050

Transportation—Services–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/25(i)(m)		800	884,003

2019 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Europcar Mobility Group 4.00%, 4/30/26(c)	EUR	170	$188,658
Loxam SAS 4.25%, 4/15/24(c)		160	180,801

			1,253,462

			12,778,987

Utility–0.0%
Electric–0.0%
AES Corp./VA 4.00%, 3/15/21	U.S.$	541	551,111

Total Corporates—Non-Investment Grade (cost $26,217,830)			26,334,190

COVERED BONDS–1.4%
Banco de Sabadell SA 0.875%, 11/12/21(c)	EUR	500	560,469
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(c)		610	681,478
Credit Suisse AG/Guernsey 1.75%, 1/15/21(c)		560	627,475
0.75%, 9/17/21(c)		755	841,765
Danske Bank A/S 1.25%, 6/11/21(c)		595	667,198
0.125%, 2/14/22(c)		420	463,785
Danske Hypotek AB Series 2312 1.00%, 12/20/23(c)	SEK	14,000	1,478,668
DNB Boligkreditt AS 3.875%, 6/16/21(c)	EUR	473	553,821
2.75%, 3/21/22(c)		960	1,129,747
National Bank of Canada 1.50%, 3/25/21(c)		461	516,928
Nordea Hypotek AB Series 5534 1.00%, 9/18/24(c)	SEK	14,800	1,567,794
Royal Bank of Canada 1.625%, 8/04/20(c)	EUR	575	637,438
Santander UK PLC 1.625%, 11/26/20(c)		564	628,871
Skandinaviska Enskilda Banken AB Series 576 1.00%, 12/20/23(c)	SEK	14,000	1,477,971
Stadshypotek AB Series 1588 1.50%, 3/01/24(c)		14,000	1,512,089
Swedbank Hypotek AB Series 194 1.00%, 9/18/24(c)		14,800	1,567,222
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(c)	EUR	435	476,750
UBS AG/London 1.375%, 4/16/21(c)		1,105	1,238,094
4.00%, 4/08/22(c)		495	599,704

	Principal Amount (000)		U.S. $ Value

Westpac Banking Corp. Series E 1.50%, 3/24/21(c)	EUR	585	$655,889

Total Covered Bonds (cost $18,307,611)			17,883,156

QUASI-SOVEREIGNS–1.0%

Quasi-Sovereign Bonds–1.0%
China–0.7%
China Development Bank Series 1903 3.30%, 2/01/24	CNY	2,600	361,060
Series 1904 3.68%, 2/26/26		52,380	7,308,166
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(c)	U.S.$	951	1,019,947
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(c)		700	698,611

			9,387,784

Indonesia–0.1%
Pertamina Persero PT 6.45%, 5/30/44(c)		525	675,609
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		618	711,666

			1,387,275

Mexico–0.1%
Petroleos Mexicanos 6.75%, 9/21/47		588	563,892
6.84%, 1/23/30(c)		448	463,187

			1,027,079

Saudi Arabia–0.1%
Saudi Arabian Oil Co. 2.875%, 4/16/24(c)		440	444,840
3.50%, 4/16/29(c)		200	208,750

			653,590

Total Quasi-Sovereigns (cost $12,242,118)			12,455,728

COLLATERALIZED LOAN OBLIGATIONS–0.7%
CLO—Floating Rate–0.7%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.017% (LIBOR 3 Month + 1.75%), 4/26/31(c)(e)(l)		250	246,297
Dryden CLO Ltd. Series 2018-57A, Class A 3.168% (LIBOR 3 Month + 1.01%), 5/15/31(c)(e)(l)		750	743,600

46	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Goldentree Loan Opportunities Ltd. Series 2015-11A, Class AR2 3.37% (LIBOR 3 Month + 1.07%), 1/18/31(c)(e)(l)	U.S.$	354	$352,673
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.436% (LIBOR 3 Month + 1.16%), 1/27/31(c)(e)(l)		344	342,623
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.795% (LIBOR 3 Month + 1.03%), 4/26/31(c)(e)(l)		250	247,536
Series 2018-1A, Class A2 4.395% (LIBOR 3 Month + 1.63%), 4/26/31(c)(e)(l)		250	247,134
ICG US CLO Ltd. Series 2015-1A, Class A1R 3.443% (LIBOR 3 Month + 1.14%), 10/19/28(c)(e)(l)		570	569,847
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.48% (LIBOR 3 Month + 1.18%), 12/18/30(c)(e)(l)		678	674,536
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.304% (LIBOR 3 Month + 1.18%), 11/18/31(c)(e)(l)		461	459,099
OZLM Ltd. Series 2018-18A, Class A 3.807% (LIBOR 3 Month + 1.02%), 4/15/31(c)(e)(l)		745	735,313
Series 2018-22A, Class A1 3.373% (LIBOR 3 Month + 1.07%), 1/17/31(c)(e)(l)		302	298,617
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.468% (LIBOR 3 Month + 1.19%), 10/20/30(c)(e)(l)		668	666,502
Romark CLO III Ltd. Series 2019-3A, Class A1 3.529% (LIBOR 3 Month + 1.37%), 7/15/32(c)(e)(l)		650	649,213
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.303% (LIBOR 3 Month + 1.00%), 4/15/31(c)(e)(l)		1,050	1,036,475
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.443% (LIBOR 3 Month + 1.14%), 1/15/31(c)(e)(l)		722	718,017
Series 2017-4A, Class B 3.586% (LIBOR 3 Month + 1.45%), 11/20/30(c)(e)(l)		300	294,461

Total Collateralized Loan Obligations (cost $8,341,752)			8,281,943

Principal Amount (000)			U.S. $ Value

AGENCIES–0.7%
Agency Debentures–0.7%
Federal Home Loan Bank 2.50%, 2/13/24	U.S.$	585	$607,311
1.875%, 7/07/21		1,210	1,214,084
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		6,490	6,389,470

Total Agencies (cost $8,088,033)			8,210,865

EMERGING MARKETS—SOVEREIGNS–0.4%
Bahrain–0.0%
Bahrain Government International Bond 5.625%, 9/30/31(c)		250	251,063

Brazil–0.0%
Brazilian Government International Bond 4.625%, 1/13/28		223	237,634

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(c)		446	481,541
7.50%, 5/06/21(c)		253	264,733

			746,274

Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(c)		433	446,261
7.50%, 1/31/27(c)		535	575,125

			1,021,386

Gabon–0.0%
Gabon Government International Bond 6.375%, 12/12/24(c)		305	300,139

Ivory Coast–0.1%
Ivory Coast Government International Bond 5.125%, 6/15/25(c)	EUR	139	161,777
5.375%, 7/23/24(c)	U.S.$	490	501,944

			663,721

Nigeria–0.1%
Nigeria Government International Bond 5.625%, 6/27/22		315	325,434
6.75%, 1/28/21(c)		305	315,675

			641,109

Sri Lanka–0.0%
Sri Lanka Government International Bond 6.85%, 3/14/24(c)		310	316,200
7.85%, 3/14/29(c)		310	311,937

			628,137

Total Emerging Markets—Sovereigns (cost $4,312,321)			4,489,463

2019 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—CORPORATE BONDS–0.3%

Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)(n)(o)	U.S.$	215	$22,911
7.125%, 6/26/42(c)(n)(o)		760	78,375

			101,286

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 9/29/26(c)		275	272,336
BRF SA 3.95%, 5/22/23(c)		478	479,195
Minerva Luxembourg SA 6.50%, 9/20/26(c)		648	672,543

			1,424,074

Energy–0.1%
Cosan Luxembourg SA 7.00%, 1/20/27(c)		400	436,440

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		615	650,170
7.375%, 2/09/24(c)		510	548,250

			1,198,420

			3,160,220

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(j)		344	353,113

Total Emerging Markets—Corporate Bonds (cost $3,702,956)			3,513,333

GOVERNMENTS—SOVEREIGN BONDS–0.2%
Indonesia–0.1%
Indonesia Government International Bond 5.875%, 1/15/24(c)		1,205	1,358,261

Qatar–0.1%
Qatar Government International Bond 3.875%, 4/23/23(c)		750	793,125

Saudi Arabia–0.0%
Saudi Government International Bond 4.375%, 4/16/29(c)		535	600,270

Total Governments—Sovereign Bonds (cost $2,541,371)			2,751,656

SUPRANATIONALS–0.1%
Supranationals–0.1%
European Financial Stability Facility 0.125%, 10/17/23(c) (cost $1,992,419)	EUR	1,703	1,906,358

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—SOVEREIGN AGENCIES–0.1%
Canada–0.1%
Canada Housing Trust No. 1 1.25%, 6/15/21(c) (cost $1,731,722)	CAD	2,245	$1,681,890

EMERGING MARKETS—TREASURIES–0.1%
South Africa–0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30	ZAR	11,728	722,826
Series 2048 8.75%, 2/28/48		4,093	240,306

Total Emerging Markets—Treasuries (cost $958,201)			963,132

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Manitoba Canada 3.85%, 12/01/21 (cost $1,258,614)	CAD	1,220	961,202

		Shares

SHORT-TERM INVESTMENTS–6.3%
Investment Companies–3.9%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 1.89%(f)(g)(p) (cost $48,266,659)		48,266,659	48,266,659

	Principal Amount (000)

Governments—Treasuries–1.5%
Japan–1.5%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19	JPY	298,500	2,761,254
Series 854 Zero Coupon, 12/02/19		1,691,500	15,649,344

Total Governments—Treasuries (cost $18,507,138)			18,410,598

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–0.9%
U.S. Treasury Bill Zero Coupon, 10/15/19–10/29/19 (cost $11,498,268)	U.S.$	11,510	$11,499,553

Total Short-Term Investments (cost $78,272,065)			78,176,810

Total Investments—100.7% (cost $1,206,200,754)			1,251,936,663

Other assets less liabilities—(0.7)%			(9,153,756)

Net Assets—100.0%			$1,242,782,907

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Canadian Bond Futures	518	December 2019	$55,754,840	$(593,954)

Euro STOXX 50 Index Futures	1,260	December 2019	48,822,145	670,531

FTSE 100 Index Futures	238	December 2019	21,606,542	222,086

Long Gilt Futures	151	December 2019	24,923,264	40,139

Mini MSCI Emerging Market Futures	1,105	December 2019	55,354,975	(1,280,753)

Russell 2000 E-Mini Futures	199	December 2019	15,173,750	(560,558)

S&P Mid 400 E-Mini Futures	16	December 2019	3,100,800	(42,694)

S&P 500 E-Mini Futures	383	December 2019	57,038,275	(171,265)

SPI 200 Futures	32	December 2019	3,608,013	6,834

U.S. 10 Yr Ultra Futures	5	December 2019	712,031	(4,343)

U.S. Long Bond (CBT) Futures	55	December 2019	8,927,188	(138,498)

U.S. T-Note 2 Yr (CBT) Futures	129	December 2019	27,799,500	(64,669)

U.S. T-Note 10 Yr (CBT) Futures	13	December 2019	1,694,063	(21,955)

U.S. Ultra Bond (CBT) Futures	119	December 2019	22,836,844	(533,843)

Sold Contracts

10 Yr Australian Bond Futures	159	December 2019	15,813,095	(156,067)

10 Yr Japan Bond (OSE) Futures	23	December 2019	32,975,353	(186,391)

10 Yr Mini Japan Government Bond Futures	42	December 2019	6,018,479	(5,012)

Euro-BOBL Futures	282	December 2019	41,694,197	213,983

Euro-Bund Futures	212	December 2019	40,263,855	115,254

Euro Buxl 30 Yr Bond Futures	92	December 2019	21,809,906	64,187

Euro-OAT Futures	4	December 2019	742,518	8,018

U.S. 10 Yr Ultra Futures	7	December 2019	996,843	(4,900)

S&P/TSX 60 Index Futures	142	December 2019	21,352,787	(74,137)

Hang Seng Index Futures	6	October 2019	996,798	13,045

TOPIX Index Futures	75	December 2019	11,015,029	(146,514)

U.S. T-Note 2 Yr (CBT) Futures	59	December 2019	12,714,500	20,414

U.S. T-Note 5 Yr (CBT) Futures	482	December 2019	57,429,547	300,425

U.S. T-Note 10 Yr (CBT) Futures	716	December 2019	93,303,750	(452,991)

U.S. Ultra Bond (CBT) Futures	152	December 2019	29,169,750	(774,688)

				$(3,538,316)

2019 Annual Report	49

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	EUR	1,009	USD	1,134	10/10/19	$33,679

Bank of America, NA	USD	1,416	RUB	91,386	11/14/19	(14,743)

Barclays Bank PLC	BRL	21,819	USD	5,240	10/02/19	(11,917)

Barclays Bank PLC	USD	5,219	BRL	21,819	10/02/19	32,720

Barclays Bank PLC	EUR	689	USD	782	10/10/19	30,317

Barclays Bank PLC	USD	4,815	EUR	4,259	10/10/19	(170,789)

Barclays Bank PLC	INR	318,511	USD	4,426	10/24/19	(68,873)

Barclays Bank PLC	JPY	1,955,000	USD	18,159	10/24/19	52,285

Barclays Bank PLC	NZD	4,978	USD	3,175	11/07/19	55,349

BNP Paribas SA	USD	8,165	EUR	7,376	10/10/19	(120,544)

BNP Paribas SA	USD	1,690	GBP	1,366	10/18/19	(10,088)

BNP Paribas SA	NZD	2,578	USD	1,618	11/07/19	2,499

BNP Paribas SA	AUD	4,504	USD	3,063	11/08/19	18,364

BNP Paribas SA	JPY	352,417	USD	3,284	11/15/19	14,841

BNP Paribas SA	USD	29,631	JPY	3,151,553	11/15/19	(400,169)

BNP Paribas SA	USD	6,598	JPY	708,207	11/21/19	(26,352)

BNP Paribas SA	SEK	15,708	USD	1,616	1/08/20	9,685

Citibank, NA	BRL	3,441	USD	822	10/02/19	(6,537)

Citibank, NA	USD	826	BRL	3,441	10/02/19	1,880

Citibank, NA	EUR	1,356	USD	1,511	10/10/19	31,818

Citibank, NA	USD	1,973	EUR	1,779	10/10/19	(32,115)

Citibank, NA	HUF	334,517	USD	1,144	10/11/19	54,254

Citibank, NA	PLN	11,995	USD	3,158	10/11/19	166,183

Citibank, NA	CNY	22,466	USD	3,182	10/24/19	21,747

Citibank, NA	USD	1,466	INR	101,747	10/24/19	(30,148)

Citibank, NA	USD	820	BRL	3,441	11/04/19	6,252

Citibank, NA	USD	18,698	NZD	29,650	11/07/19	(116,363)

Citibank, NA	AUD	18,635	USD	12,639	11/08/19	44,884

Citibank, NA	RUB	174,971	USD	2,699	11/14/19	15,097

Citibank, NA	USD	2,924	COP	9,841,400	11/14/19	(101,840)

Citibank, NA	AUD	3,234	USD	2,199	11/15/19	12,479

Citibank, NA	USD	9,121	EUR	8,091	11/15/19	(273,038)

Citibank, NA	JPY	3,326,138	USD	31,108	11/21/19	245,689

Citibank, NA	USD	9,655	JPY	1,036,797	11/21/19	(34,469)

Citibank, NA	USD	6,728	NOK	59,925	1/08/20	(130,803)

Citibank, NA	USD	6,244	SEK	60,154	1/08/20	(91,481)

Credit Suisse International	PLN	6,161	USD	1,553	10/11/19	16,011

Credit Suisse International	USD	1,471	MXN	29,849	10/25/19	35,798

Credit Suisse International	USD	21,769	AUD	31,707	11/08/19	(340,231)

Deutsche Bank AG	EUR	104,961	USD	118,610	10/10/19	4,138,382

Deutsche Bank AG	JPY	677,943	USD	6,310	11/21/19	19,685

Goldman Sachs Bank USA	EUR	10,095	USD	11,067	10/10/19	57,725

Goldman Sachs Bank USA	USD	13,104	EUR	11,819	10/10/19	(213,788)

Goldman Sachs Bank USA	ILS	11,229	USD	3,179	10/16/19	(53,784)

Goldman Sachs Bank USA	USD	3,187	INR	221,196	10/24/19	(65,592)

Goldman Sachs Bank USA	MXN	162,921	USD	8,091	10/25/19	(133,762)

50	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs Bank USA	AUD	9,016	USD	6,136	11/08/19	$43,017

Goldman Sachs Bank USA	EUR	4,705	USD	5,153	11/15/19	8,073

Goldman Sachs Bank USA	JPY	386,932	USD	3,676	11/15/19	87,269

Goldman Sachs Bank USA	NZD	1,301	USD	854	11/15/19	38,818

Goldman Sachs Bank USA	JPY	153,894	USD	1,440	11/21/19	11,692

Goldman Sachs Bank USA	USD	2,829	JPY	302,466	11/21/19	(22,977)

Goldman Sachs Bank USA	CAD	33,074	USD	24,930	11/22/19	(53,795)

Goldman Sachs Bank USA	USD	16,035	CAD	21,273	11/22/19	34,601

Goldman Sachs Bank USA	SEK	75,292	USD	7,833	1/08/20	131,812

Goldman Sachs Bank USA	MYR	21,703	USD	5,154	2/13/20	(10,605)

HSBC Bank USA	GBP	1,167	USD	1,423	11/15/19	(13,908)

HSBC Bank USA	USD	2,398	JPY	257,531	11/21/19	(8,284)

JPMorgan Chase Bank, NA	BRL	2,342	USD	562	10/02/19	(1,279)

JPMorgan Chase Bank, NA	USD	561	BRL	2,342	10/02/19	2,438

JPMorgan Chase Bank, NA	EUR	702	USD	778	10/10/19	12,631

JPMorgan Chase Bank, NA	USD	5,902	EUR	5,264	10/10/19	(161,448)

JPMorgan Chase Bank, NA	PLN	2,273	USD	580	10/11/19	12,600

JPMorgan Chase Bank, NA	GBP	6,792	USD	8,484	10/18/19	126,784

JPMorgan Chase Bank, NA	USD	3,449	MXN	67,419	10/25/19	(45,345)

JPMorgan Chase Bank, NA	SGD	4,531	USD	3,297	10/31/19	17,825

JPMorgan Chase Bank, NA	CLP	2,342,697	USD	3,300	11/14/19	84,416

JPMorgan Chase Bank, NA	AUD	2,258	USD	1,541	11/15/19	14,880

JPMorgan Chase Bank, NA	CAD	4,199	USD	3,168	11/15/19	(3,676)

JPMorgan Chase Bank, NA	EUR	9,141	USD	10,287	11/15/19	290,906

JPMorgan Chase Bank, NA	JPY	1,575,218	USD	14,867	11/15/19	257,097

JPMorgan Chase Bank, NA	USD	3,203	CAD	4,199	11/15/19	(31,214)

JPMorgan Chase Bank, NA	USD	20,131	EUR	17,791	11/15/19	(676,248)

JPMorgan Chase Bank, NA	USD	4,240	GBP	3,363	11/15/19	(97,981)

JPMorgan Chase Bank, NA	USD	3,455	NZD	5,144	11/15/19	(229,850)

JPMorgan Chase Bank, NA	USD	3,155	JPY	339,064	11/21/19	(8,574)

JPMorgan Chase Bank, NA	CAD	4,800	USD	3,622	11/22/19	(4,228)

JPMorgan Chase Bank, NA	USD	12,265	CAD	16,262	11/22/19	18,837

JPMorgan Chase Bank, NA	NOK	55,018	USD	6,061	1/08/20	4,334

JPMorgan Chase Bank, NA	USD	9,245	NOK	82,943	1/08/20	(113,738)

JPMorgan Chase Bank, NA	CHF	3,203	USD	3,247	1/10/20	9,057

Morgan Stanley & Co., Inc.	EUR	3,667	USD	4,149	10/10/19	149,366

Morgan Stanley & Co., Inc.	USD	1,132	EUR	1,005	10/10/19	(35,368)

Morgan Stanley & Co., Inc.	GBP	3,566	USD	4,372	10/18/19	(15,282)

Morgan Stanley & Co., Inc.	USD	4,469	GBP	3,553	10/18/19	(97,134)

Morgan Stanley & Co., Inc.	USD	23,568	AUD	34,835	11/08/19	(26,553)

Morgan Stanley & Co., Inc.	USD	3,841	AUD	5,492	11/15/19	(128,256)

Natwest Markets PLC	BRL	20,720	USD	4,950	10/02/19	(36,991)

Natwest Markets PLC	USD	4,976	BRL	20,720	10/02/19	11,316

Natwest Markets PLC	USD	5,985	EUR	5,398	10/10/19	(97,053)

Natwest Markets PLC	USD	3,248	ILS	11,282	10/16/19	(808)

Natwest Markets PLC	USD	4,940	BRL	20,720	11/04/19	35,172

Royal Bank of Canada	NZD	3,843	USD	2,519	11/15/19	109,580

2019 Annual Report	51

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Societe Generale	GBP	564	USD	706	10/18/19	$11,460

Standard Chartered Bank	EUR	1,727	USD	1,932	10/10/19	49,112

Standard Chartered Bank	USD	715	EUR	630	10/10/19	(27,415)

Standard Chartered Bank	GBP	3,271	USD	4,069	10/18/19	44,252

Standard Chartered Bank	USD	4,043	GBP	3,263	10/18/19	(28,505)

Standard Chartered Bank	CHF	3,580	USD	3,654	1/10/20	34,893

State Street Bank & Trust Co.	EUR	10,301	USD	11,559	10/10/19	326,408

State Street Bank & Trust Co.	USD	2,298	EUR	2,075	10/10/19	(35,576)

State Street Bank & Trust Co.	PLN	1,946	USD	496	10/11/19	10,824

State Street Bank & Trust Co.	USD	1,154	HUF	332,968	10/11/19	(69,154)

State Street Bank & Trust Co.	USD	7,452	PLN	28,291	10/11/19	(396,604)

State Street Bank & Trust Co.	GBP	892	USD	1,095	10/18/19	(3,485)

State Street Bank & Trust Co.	CNY	33,536	USD	4,671	10/24/19	(46,722)

State Street Bank & Trust Co.	SGD	414	USD	299	10/31/19	(483)

State Street Bank & Trust Co.	NZD	1,730	USD	1,103	11/07/19	19,087

State Street Bank & Trust Co.	JPY	35,599	USD	331	11/21/19	1,014

State Street Bank & Trust Co.	ZAR	11,001	USD	743	11/21/19	21,405

State Street Bank & Trust Co.	USD	1,723	SEK	16,570	1/08/20	(27,795)

State Street Bank & Trust Co.	MYR	13,997	USD	3,335	2/13/20	4,408

UBS AG	GBP	3,553	USD	4,375	10/18/19	3,119

UBS AG	GBP	1,357	USD	1,672	11/15/19	1,105

UBS AG	JPY	836,986	USD	7,822	11/15/19	59,052

UBS AG	SEK	71,879	USD	7,401	1/08/20	48,966

UBS AG	USD	3,017	CHF	2,957	1/10/20	(26,884)

						$2,234,605

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.53%	USD	8,290	$(176,893)	$(143,094)	$(33,799)
ITRAXX-AUSTRALIA Series 32, 5 Year Index, 12/20/24*	(1.00)	Quarterly	0.67	USD	7,400	(122,926)	(125,451)	2,525

Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.29	USD	38,679	2,784,955	2,771,146	13,809
CDX-NAIG Series 33, 5 Year Index, 12/20/24*	1.00	Quarterly	0.60	USD	7,400	147,411	144,337	3,074

						$2,632,547	$2,646,938	$(14,391)

* Termination date

52	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
USD	5,000	7/15/22	1.484%	CPI#	Maturity	$5,401	$—	$5,401

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
USD	31,080	9/10/20	3 Month LIBOR	2.824%	Quarterly/Semi-Annual	$288,901	$—	$288,901
USD	4,550	4/02/21	2.403%	3 Month LIBOR	Semi-Annual/ Quarterly	(74,646)	—	(74,646)
USD	1,220	4/18/21	2.508%	3 Month LIBOR	Semi-Annual/ Quarterly	(22,791)	—	(22,791)
USD	12,270	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	(191,669)	—	(191,669)
CAD	46,650	8/27/21	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	(172,496)	302	(172,798)
USD	12,910	9/10/23	3 Month LIBOR	2.883%	Quarterly/Semi-Annual	677,522	—	677,522
CAD	13,360	5/22/24	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	106,228	9	106,219
USD	5,030	5/24/24	2.200%	3 Month LIBOR	Semi-Annual/ Quarterly	(184,241)	—	(184,241)
SEK	204,850	8/30/24	3 Month STIBOR	-0.165%	Quarterly/Annual	(130,636)	—	(130,636)
USD	610	4/21/25	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	(17,662)	—	(17,662)
USD	370	6/09/25	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	(21,835)	—	(21,835)
USD	484	8/04/25	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(21,006)	—	(21,006)
USD	1,990	4/27/26	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	(39,461)	—	(39,461)
USD	840	10/04/26	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	1,848	47,405	(45,557)
USD	420	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	(5,313)	—	(5,313)
USD	420	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(5,837)	—	(5,837)
USD	1,040	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(74,009)	(10,828)	(63,181)
USD	580	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	(34,737)	21	(34,758)
USD	6,030	7/20/27	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	(306,965)	30,331	(337,296)
USD	1,360	9/27/29	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,853)	—	(1,853)
USD	1,010	11/10/35	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	(144,928)	—	(144,928)
USD	5,840	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,737,209)	—	(1,737,209)

						$(2,112,795)	$67,240	$(2,180,035)

2019 Annual Report	53

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.28%	USD	31	$(399)	$380	$(779)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	286	7,746	20,096	(12,350)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	302	8,179	20,755	(12,576)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	302	8,179	20,755	(12,576)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	609	16,494	48,948	(32,454)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,219	33,014	89,107	(56,093)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,220	33,041	92,324	(59,283)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	1,502	40,679	106,088	(65,409)

Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	29	(374)	257	(631)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	2,896	(37,310)	35,217	(72,527)

Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	368	(4,741)	4,825	(9,566)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	1,209	(15,576)	12,330	(27,906)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	4,030	(51,920)	41,454	(93,374)

Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	263	(3,388)	2,424	(5,812)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	404	(5,205)	5,253	(10,458)

Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	433	(5,578)	5,481	(11,059)
CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.28	USD	226	(2,911)	2,861	(5,772)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,219	(102,619)	(137,193)	34,574
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	453	(38,098)	(69,911)	31,813
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,156	(97,316)	(124,565)	27,249
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	843	(70,967)	(94,876)	23,909
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	595	(50,138)	(72,129)	21,991

54	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	844	$(71,050)	$(93,123)	$22,073
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	906	(76,271)	(98,125)	21,854
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	610	(51,352)	(70,204)	18,852
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	279	(23,464)	(41,799)	18,335
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	418	(35,189)	(53,315)	18,126
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	294	(24,750)	(38,734)	13,984
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	273	(22,960)	(36,398)	13,438
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	422	(35,525)	(48,567)	13,042
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	298	(25,087)	(38,009)	12,922
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	256	(21,551)	(32,652)	11,101
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	200	(16,820)	(27,298)	10,478
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	335	(28,201)	(36,236)	8,035
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	178	(14,999)	(21,578)	6,579
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	63	(5,298)	(10,201)	4,903
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	61	(5,135)	(7,897)	2,762
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	136	(11,438)	(13,906)	2,468

Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	6,118	15,159	(116,263)	131,422
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	370	937	(8,272)	9,209
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	570	(47,937)	(84,839)	36,902
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	301	(25,314)	(44,890)	19,576
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	198	(16,652)	(13,762)	(2,890)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	673	(56,599)	(43,767)	(12,832)

Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,000	(168,200)	(205,957)	37,757
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	218	(18,333)	(27,615)	9,282
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	357	(30,023)	(38,663)	8,640
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	243	(20,436)	(27,931)	7,495

2019 Annual Report	55

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	242	$(20,352)	$(27,827)	$7,475
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	35	(2,943)	(4,124)	1,181
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	36	(3,027)	(2,077)	(950)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	663	(55,758)	(54,822)	(936)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	257	(21,614)	(18,107)	(3,507)

Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	265	656	(1,509)	2,165
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	483	(40,621)	(80,503)	39,882
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	779	(65,513)	(103,825)	38,312
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	496	(41,713)	(76,648)	34,935
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	345	(29,014)	(56,686)	27,672
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	353	(29,688)	(48,296)	18,608
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	150	(12,627)	(19,338)	6,711
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	239	(20,100)	(25,598)	5,498
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	69	(5,803)	(7,488)	1,685
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	20	(1,682)	(3,054)	1,372
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	35	(2,943)	(3,475)	532
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	209	(17,577)	(18,155)	578
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	35	(2,944)	(3,212)	268
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	18	(1,514)	(1,622)	108
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	940	(79,054)	(75,229)	(3,825)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	700	(58,870)	(53,797)	(5,073)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,128	(94,864)	(55,456)	(39,408)

JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	637	(53,731)	(78,533)	24,802
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	220	(18,502)	(27,362)	8,860
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	103	(8,662)	(13,213)	4,551
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	165	(13,876)	(16,138)	2,262

56	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	40	$(3,367)	$(3,924)	$557
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	39	(3,280)	(3,825)	545
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,473	(208,391)	(208,920)	529

Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	22	54	(411)	465
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,027	(170,977)	(170,051)	(926)

Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	272	(22,875)	(19,282)	(3,593)

						$(2,286,868)	$(2,552,627)	$265,759

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	2,350	1/15/21	1.490%	CPI#	Maturity	$ 25,256

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $238,806,315 or 19.2% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(g)	Affiliated investments.
(h)	IO—Interest Only.
(i)	Illiquid security.
(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268%, 11/25/24	11/06/15	$ 73,996	$78,957	0.01%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 4.018%, 10/25/25	9/18/15	1,307	1,308	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978%, 11/15/26	11/16/15	245,324	245,693	0.02%

2019 Annual Report	57

Schedule of Investments (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14%, 3/27/24	6/07/19	$ 875,147	$874,820	0.07%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	1,047,136	1,050,721	0.08%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	344,000	353,113	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268%, 11/25/25	9/28/15	414,446	466,624	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.518%, 11/25/25	9/28/15	129,971	150,367	0.01%

(k)	Inverse interest only security.
(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(m)	Fair valued by the Adviser.
(n)	Non-income producing security.
(o)	Defaulted.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

58	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–72.5%

Long-Term Municipal Bonds–72.5%
Alabama–0.4%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.)
Series 2019A 4.50%, 5/01/32(a)	$2,400	$2,680,824
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	3,815,345

		6,496,169

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	400	447,304

Arizona–3.3%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010C 5.00%, 7/01/24	5,305	5,455,609
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,657,900
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,343,009
Maricopa County Special Health Care District Series 2018C 5.00%, 7/01/30	3,535	4,472,164
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	1,850,029
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	24,960,583
State of Arizona (State of Arizona COP) Series 2019A 5.00%, 10/01/21–10/01/22	13,615	14,847,724

Principal Amount (000)		U.S. $ Value

Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	$1,800	$1,819,494

		60,406,512

California–0.6%
California Municipal Finance Authority (Waste Management, Inc.) Series 2019A 2.40%, 10/01/44(b)	4,710	4,739,861
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	2,275	2,315,836
State of California Series 2014 5.00%, 10/01/29	50	58,756
Series 2015 5.00%, 8/01/22–3/01/26	3,500	4,053,544

		11,167,997

Colorado–2.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)	2,375	2,567,755
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	312,507
Series 2011A 5.50%, 11/15/19	4,375	4,395,956
Series 2018A 5.00%, 12/01/29	9,000	11,263,230
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/33–8/01/36	16,920	20,686,806
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/19(a)	1,000	1,005,430
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,042,560
5.125%, 1/15/23	2,000	2,044,480

		44,318,724

Connecticut–2.7%
City of Bridgeport CT Series 2017A 5.00%, 11/01/26–11/01/31	8,625	10,459,154
Series 2017C 5.00%, 8/15/25	1,000	1,163,350

2019 Annual Report	59

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

State of Connecticut Series 2014C 5.00%, 6/15/22	$5,620	$6,153,113
Series 2016A 5.00%, 3/15/23–3/15/24	27,430	30,773,108
Series 2018C 5.00%, 6/15/27	1,415	1,744,002

		50,292,727

District of Columbia–1.1%
District of Columbia Series 2017D 5.00%, 6/01/21	3,250	3,451,143
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/29–10/01/30	6,180	7,763,359
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/21–7/01/22	7,715	8,319,470

		19,533,972

Florida–5.4%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,660	8,370,082
Series 2012A-1 5.00%, 6/01/21	10,490	11,099,784
City of Jacksonville FL (City of Jacksonville FL Non Ad Valorem) Series 2010A 5.00%, 10/01/19	1,885	1,885,000
City of Jacksonville FL Series 2010A 5.00%, 10/01/19 (Pre-refunded/ETM)	2,690	2,690,000
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,677,175
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/19–10/01/20	5,050	5,098,721
County of Lee FL Airport Revenue (Southwest Florida Intl Airport)
AGM Series 2010A 5.50%, 10/01/19	1,615	1,615,000
Series 2011A 5.625%, 10/01/26	2,470	2,655,645
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,420,000
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	3,925	3,645,344

Principal Amount (000)		U.S. $ Value

Florida State Board of Education (State of Florida) Series 2017F 5.00%, 6/01/23	$1,310	$1,484,924
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/21–7/01/24	11,145	12,263,227
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	2,640	2,678,227
North Broward Hospital District Series 2017B 5.00%, 1/01/27–1/01/32	13,610	16,081,374
School District of Broward County/FL (Broward County School Board/FL COP) Series 2011A 5.00%, 7/01/20	7,250	7,446,475
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,352,346
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/27–8/15/30	10,925	13,566,627
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,773,943

		99,803,894

Georgia–0.6%
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	6,465	6,992,544
Municipal Electric Authority of Georgia 5.00%, 1/01/28	180	220,556
State of Georgia Series 2016E 5.00%, 12/01/23	3,550	4,092,404

		11,305,504

Guam–0.0%
Territory of Guam 5.00%, 11/15/31	230	270,105

Hawaii–2.1%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24 (Pre-refunded/ETM)	5,800	6,193,414
Series 2011B 5.00%, 8/01/24 (Pre-refunded/ETM)	4,000	4,271,320
5.00%, 8/01/25 (Pre-refunded/ETM)	6,205	6,625,885

60	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26	$18,785	$21,918,712

		39,009,331

Illinois–7.3%
Chicago Board of Education Series 2019A 5.00%, 12/01/29–12/01/30	2,030	2,412,163
Series 2019B 5.00%, 12/01/30–12/01/33	940	1,109,459
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/24–1/01/28	28,115	32,629,715
Illinois Finance Authority (Memorial Health Obligated Group) 5.00%, 4/01/30–4/01/32	7,195	8,996,484
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,732,111
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018A 5.00%, 5/15/32–5/15/33	26,905	32,913,494
State of Illinois Series 2012 5.00%, 8/01/21	1,665	1,749,682
Series 2013 5.00%, 7/01/21–7/01/22	1,805	1,903,460
Series 2013A 5.00%, 4/01/20–4/01/22	3,640	3,793,137
Series 2014 5.00%, 2/01/21–5/01/24	4,220	4,581,344
Series 2016 5.00%, 2/01/22–2/01/24	6,750	7,304,970
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 6/15/22–6/15/23	16,965	18,242,496
State of Illinois Series 2017A 5.00%, 12/01/25	3,810	4,311,777
Series 2017D 5.00%, 11/01/24	12,010	13,358,843

		135,039,135

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	2,837,973

Kentucky–1.2%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/26–6/01/31	10,460	12,216,428

Principal Amount (000)		U.S. $ Value

Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 4.00%, 12/01/49	$8,500	$9,401,510

		21,617,938

Louisiana–0.4%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	1,550	1,745,362
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 6/01/37(b)	4,885	4,895,161
2.10%, 6/01/37(b)	1,570	1,576,468

		8,216,991

Maryland–0.3%
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/24	4,860	5,726,538

Massachusetts–2.2%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	8,750	9,237,900
Series 2016C 5.00%, 4/01/26	6,025	7,382,252
Series 2016H 5.00%, 12/01/22	9,655	10,770,539
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	5,377,472
Massachusetts Department of Transportation (Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue) Series 2010B 5.00%, 1/01/20	1,000	1,009,230
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	5,757,965

		39,535,358

Michigan–2.7%
City of Detroit MI 5.00%, 4/01/26–4/01/28	3,675	4,161,833

2019 Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) NATL Series 2005B 5.50%, 7/01/21	$3,585	$3,836,452
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,004,046
Great Lakes Water Authority Water Supply System Revenue Series 2018A 5.00%, 7/01/24–7/01/27	7,245	8,618,317
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	11,796,619
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 6/30/33	1,090	1,337,833
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	5,920,945
University of Michigan Series 2017A 5.00%, 4/01/23	1,955	2,203,187
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	2,000	2,184,540

		50,063,772

Mississippi–1.0%
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	5,601,461
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)	3,870	3,986,874
5.00%, 8/01/23 (Pre-refunded/ETM)	1,790	1,844,058
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010D 5.00%, 8/01/23	3,695	3,800,972
Mississippi Development Bank Series 2010D 5.00%, 8/01/23 (Pre-refunded/ETM)	3,835	3,950,817

		19,184,182

Principal Amount (000)		U.S. $ Value

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 3/01/25–3/01/27	$340	$404,581

Nebraska–1.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	17,000	19,010,420
Omaha Public Power District Series 2011C 5.00%, 2/01/24 (Pre-refunded/ETM)	6,420	6,733,938

		25,744,358

Nevada–0.2%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,019,633
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,150,620

		3,170,253

New Jersey–4.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) AMBAC Series 2005K 5.50%, 12/15/19	1,880	1,894,495
Series 2014U 5.00%, 6/15/23	1,610	1,791,302
Series 2017B 5.00%, 11/01/20–11/01/22	6,280	6,812,066
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/27	1,325	1,641,013
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 6/15/29	3,075	3,703,591
Series 2012A 5.00%, 6/15/24	2,500	2,711,450
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	7,340	7,991,352
Series 2018A 5.00%, 6/15/24–6/15/30	6,055	7,039,258

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/30	$5,975	$7,131,103
Series 2019B 5.00%, 6/15/34(b)	2,820	3,320,516
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,541,599
Series 2014C 5.00%, 1/01/21–1/01/23	16,670	18,070,780
Series 2017B 5.00%, 1/01/30	1,565	1,969,020
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/28	3,450	4,269,478

		81,887,023

New Mexico–0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	3,210	3,211,669

New York–8.6%
City of New York NY Series 2013H 5.00%, 8/01/25	2,510	2,853,795
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	12,845,604
Series 2015A 5.00%, 8/01/23	7,220	8,226,324
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	18,391,244
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	15,334,569
Series 2017C 5.00%, 11/15/30	4,340	5,430,425
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31	7,000	8,868,930
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	23,433,130
Series 2014C 5.00%, 11/01/28	10,665	12,368,414
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	17,657,525
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	5,425

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014C 5.00%, 3/15/27–3/15/29	$26,340	$30,417,540
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/31	1,590	1,919,766

		157,752,691

North Carolina–0.3%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	5,350	6,120,314

Ohio–0.7%
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/25–2/15/28	5,500	6,422,055
County of Hamilton/OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,271,659
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	475	511,813
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	425	457,938
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/21	1,105	1,194,527

		12,857,992

Oklahoma–0.2%
Comanche County Memorial Hospital 5.00%, 7/01/22	250	266,005
Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,302,760

		3,568,765

Oregon–0.3%
Oregon State Lottery Series 2011A 5.25%, 4/01/26	825	873,304
5.25%, 4/01/26 (Pre-refunded/ETM)	5,105	5,400,681

		6,273,985

2019 Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Pennsylvania–4.8%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	$7,470	$8,506,400
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/22(a)	1,350	1,437,291
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	1,245	1,336,819
Capital Region Water Revenue Series 2018 5.00%, 7/15/29	1,500	1,885,170
City of Philadelphia PA Series 2019B 5.00%, 2/01/32	2,890	3,654,232
Coatesville School District AGM Series 2017 5.00%, 8/01/22–8/01/23	2,375	2,624,006
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26	1,000	1,204,660
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,769,669
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 7/01/25	2,535	2,723,046
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25 (Pre-refunded/ETM)	9,585	10,354,100
5.00%, 12/01/26 (Pre-refunded/ETM)	4,080	4,407,379
Series 2017 5.00%, 6/01/28	2,905	3,574,051
Series 2017B 5.00%, 6/01/31	11,050	13,345,196
Series 2017S 5.00%, 12/01/28–12/01/30	8,105	10,024,283
Series 2019 5.00%, 12/01/24–12/01/25	7,900	9,407,707
Series 2019A 5.00%, 12/01/31–12/01/32	4,005	5,060,004
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 5/01/32	3,205	3,945,002
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,199,899

		87,458,914

Principal Amount (000)		U.S. $ Value

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	$1,010	$1,140,532
Puerto Rico Highway & Transportation Authority NATL Series 2005L 5.25%, 7/01/35	155	167,639
AGC Series 2005L 5.25%, 7/01/41	905	1,014,903
AGM Series 2007C 5.50%, 7/01/31	100	115,266
NATL Series 2007N 5.25%, 7/01/32	200	217,048
AGC Series 2007N 5.25%, 7/01/34–7/01/36	2,115	2,386,114
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	3,680	3,767,400
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	415	460,791
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	1,477	1,288,875

		10,558,568

South Carolina–0.9%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	7,390	8,046,897
Renewable Water Resources Series 2018A 5.00%, 1/01/25	7,220	8,580,393

		16,627,290

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/28	2,000	2,486,740

Tennessee–0.7%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017A 4.00%, 5/01/48	5,415	5,790,314
Series 2018 4.00%, 11/01/49	6,500	7,191,925

		12,982,239

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Texas–7.3%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 8/01/20–8/01/22	$2,000	$2,129,530
City of Austin TX Water & Wastewater System Revenue 5.00%, 11/15/25–11/15/26	11,600	12,485,944
5.00%, 11/15/25	215	231,432
5.00%, 11/15/26	175	188,185
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	1,290	1,495,742
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,420,821
City of Dallas TX Series 2014 5.00%, 2/15/22	19,045	20,651,636
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	2,973,892
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	657,982
Series 2014 5.00%, 2/01/21	2,000	2,097,540
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,103,900
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,020,784
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,374,110
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	1,931,759
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20	4,015	4,144,725
5.00%, 8/15/21 (Pre-refunded/ETM)	3,000	3,094,800
5.00%, 8/15/24 (Pre-refunded/ETM)	3,510	3,620,916
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/28	1,100	1,307,614
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/29	1,185	1,531,245

Principal Amount (000)		U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/23	$1,160	$1,316,670
State of Texas Series 2014 5.00%, 4/01/22	1,790	1,955,503
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,468,279
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	22,225,427
University of Houston Series 2017A 5.00%, 2/15/23	13,870	15,543,970
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	9,755	9,890,009
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 7/15/24	2,580	3,007,067

		133,869,482

Virginia–0.3%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,321,453

Washington–7.1%
Chelan County Public Utility District No. 1 Series 2011A 5.25%, 7/01/22	7,835	8,340,593
Series 2011B 5.50%, 7/01/23	5,540	5,917,329
Clark County Public Utility District No. 1 Series 2010 5.00%, 1/01/21	7,960	8,031,242
5.00%, 1/01/21 (Pre-refunded/ETM)	3,875	3,909,410
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/22–7/01/23	14,690	15,627,516
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/25	8,615	10,188,530
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	10,227,622

2019 Annual Report	65

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2018A 5.00%, 5/01/26–5/01/29	$14,375	$17,531,684
Series 2018B 5.00%, 5/01/26–5/01/28	16,040	19,742,569
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/27	1,000	1,270,170
Snohomish County Public Utility District No. 1 Series 2010 5.00%, 12/01/19	5,415	5,448,032
Series 2012 5.00%, 12/01/26	6,065	6,731,786
State of Washington Series 20152 5.00%, 7/01/24	3,755	4,394,326
State of Washington (State of Washington COP) Series 2015C 5.00%, 1/01/21–7/01/21	8,095	8,566,652
State of Washington Series 2015R 5.00%, 7/01/23	3,735	4,241,728
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 1/01/26(b)	740	740,555

		130,909,744

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,395	1,408,545

Wisconsin–0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,245	3,600,262
Series 2016B 5.00%, 12/01/25	2,510	2,894,206

		6,494,468

Total Long-Term Municipal Bonds (cost $1,277,647,093)		1,335,383,200

Shares		U.S. $ Value

INVESTMENT COMPANIES–22.4%
Funds and Investment Trusts–22.4%(c)
iShares Core MSCI EAFE ETF	921,201	$56,257,745
iShares Core MSCI Emerging Markets ETF	1,013,239	49,668,976
SPDR S&P 500 ETF Trust	998,617	296,359,567
Vanguard Mid-Cap ETF	64,928	10,881,933

Total Investment Companies (cost $335,266,465)		413,168,221

Principal Amount (000)

GOVERNMENTS—TREASURIES–0.7%
United States–0.7%
U.S. Treasury Notes 2.125%, 11/30/23(d)	$1,698	1,735,409
2.50%, 5/31/20(d)(e)	2,397	2,406,738
2.625%, 2/15/29(e)	7,796	8,439,170

Total Governments—Treasuries (cost $12,001,520)		12,581,317

SHORT-TERM INVESTMENTS–4.4%
U.S. Treasury Bills–2.7%
U.S. Treasury Bill Zero Coupon, 11/14/19	22,000	21,951,331
Zero Coupon, 10/24/19(d)(e)	27,000	26,968,605

Total U.S. Treasury Bills (cost $48,912,974)		48,919,936

	Shares
Investment Companies–1.7%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.89%(c)(f)(g) (cost $31,324,792)	31,324,792	31,324,792

Total Short-Term Investments (cost $80,237,766)		80,244,728

Total Investments—100.0% (cost $1,705,152,844)		1,841,377,466

Other assets less liabilities—0.0%		757,747

Net Assets—100.0%		$1,842,135,213

66	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

S&P Mid 400 E-Mini Futures	28	December 2019	$5,426,400	$(74,714)

Russell 2000 E-Mini Futures	351	December 2019	26,763,750	(988,723)

FTSE 100 Index Futures	344	December 2019	31,229,623	322,928

Mini MSCI Emerging Market Futures	766	December 2019	38,372,770	(1,152,843)

SPI 200 Futures	48	December 2019	5,412,020	10,921

Euro STOXX 50 Index Futures	1,817	December 2019	70,404,633	967,895

Sold Contracts

TOPIX Index Futures	120	December 2019	17,624,046	(273,739)

S&P 500 E-Mini Futures	514	December 2019	76,547,450	777,176

S&P/TSX 60 Index Futures	212	December 2019	31,878,809	(91,777)

U.S. T-Note 10 Yr (CBT) Futures	926	December 2019	120,669,375	(914,553)

U.S. T-Note 2 Yr (CBT) Futures	555	December 2019	119,602,500	(225,504)

U.S. Ultra Bond (CBT) Futures	233	December 2019	44,714,156	(1,208,211)

Hang Seng Index Futures	13	October 2019	2,159,728	28,263

				$(2,822,881)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA	USD	3,162	EUR	2,870	10/10/19	$(31,446)

BNP Paribas SA	AUD	6,937	USD	4,717	11/08/19	28,281

BNP Paribas SA	GBP	4,184	USD	5,175	11/15/19	20,896

BNP Paribas SA	JPY	494,902	USD	4,611	11/15/19	20,842

BNP Paribas SA	USD	42,051	JPY	4,472,528	11/15/19	(567,901)

BNP Paribas SA	USD	9,675	JPY	1,038,569	11/21/19	(38,645)

BNP Paribas SA	SEK	23,287	USD	2,396	1/08/20	14,357

Citibank, NA	USD	27,794	NZD	44,073	11/07/19	(172,883)

Citibank, NA	AUD	27,542	USD	18,679	11/08/19	66,337

Citibank, NA	AUD	7,733	USD	5,257	11/15/19	29,837

Citibank, NA	EUR	1,860	USD	2,089	11/15/19	55,256

Citibank, NA	USD	13,678	EUR	12,134	11/15/19	(409,479)

Citibank, NA	USD	9,099	JPY	977,727	11/21/19	(27,456)

Citibank, NA	USD	9,989	NOK	88,970	1/08/20	(194,203)

Citibank, NA	USD	9,232	SEK	88,934	1/08/20	(135,250)

Credit Suisse International	USD	32,370	AUD	47,150	11/08/19	(505,958)

Goldman Sachs Bank USA	EUR	11,802	USD	12,892	10/10/19	20,747

Goldman Sachs Bank USA	AUD	13,319	USD	9,065	11/08/19	63,546

Goldman Sachs Bank USA	EUR	7,584	USD	8,306	11/15/19	13,015

Goldman Sachs Bank USA	JPY	602,600	USD	5,725	11/15/19	135,911

Goldman Sachs Bank USA	NZD	1,932	USD	1,268	11/15/19	57,621

Goldman Sachs Bank USA	JPY	430,665	USD	4,029	11/21/19	32,720

Goldman Sachs Bank USA	USD	4,029	JPY	430,665	11/21/19	(32,716)

Goldman Sachs Bank USA	USD	24,514	CAD	32,521	11/22/19	52,897

2019 Annual Report	67

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	CAD	6,517	USD	4,916	11/15/19	$(5,704)

JPMorgan Chase Bank, NA	EUR	13,477	USD	15,167	11/15/19	428,915

JPMorgan Chase Bank, NA	JPY	2,334,550	USD	22,034	11/15/19	381,030

JPMorgan Chase Bank, NA	USD	4,971	CAD	6,517	11/15/19	(48,439)

JPMorgan Chase Bank, NA	USD	27,587	EUR	24,381	11/15/19	(926,685)

JPMorgan Chase Bank, NA	USD	6,372	GBP	5,054	11/15/19	(147,264)

JPMorgan Chase Bank, NA	USD	5,128	NZD	7,636	11/15/19	(341,185)

JPMorgan Chase Bank, NA	USD	4,559	JPY	490,005	11/21/19	(12,390)

JPMorgan Chase Bank, NA	CAD	5,339	USD	4,028	11/22/19	(4,702)

JPMorgan Chase Bank, NA	USD	17,839	CAD	23,652	11/22/19	27,397

JPMorgan Chase Bank, NA	NOK	81,609	USD	8,991	1/08/20	6,429

JPMorgan Chase Bank, NA	USD	13,704	NOK	122,949	1/08/20	(168,597)

JPMorgan Chase Bank, NA	CHF	4,762	USD	4,828	1/10/20	13,467

Morgan Stanley & Co., Inc.	USD	9,705	GBP	7,716	10/18/19	(210,952)

Morgan Stanley & Co., Inc.	USD	34,572	AUD	51,099	11/08/19	(38,971)

Morgan Stanley & Co., Inc.	USD	5,408	AUD	7,733	11/15/19	(180,591)

Natwest Markets PLC	USD	9,902	EUR	8,932	10/10/19	(160,579)

Royal Bank Of Canada	NZD	5,705	USD	3,739	11/15/19	162,658

Standard Chartered Bank	CHF	5,733	USD	5,852	1/10/20	55,881

State Street Bank & Trust Co.	USD	2,460	SEK	23,660	1/08/20	(39,687)

UBS AG	GBP	7,358	USD	9,059	10/18/19	6,458

UBS AG	JPY	1,040,477	USD	9,724	11/15/19	73,409

UBS AG	SEK	106,552	USD	10,971	1/08/20	72,586

UBS AG	USD	4,461	CHF	4,373	1/10/20	(39,754)

						$(2,600,944)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00%	Quarterly	3.29%	USD	57,341	$4,128,605	$4,109,263	$19,342

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	6,610	8/09/24	1.690%	CPI#	Maturity	$(28,019)	$—	$(28,019)
USD	42,110	6/17/24	1.760%	CPI#	Maturity	(291,429)	—	(291,429)

						$(319,448)	$—	$(319,448)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

68	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	61,040	6/17/21	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$512,882	$—	$512,882
USD	39,710	8/09/22	3 Month LIBOR	1.486%	Quarterly/ Semi-Annual	(136,098)	—	(136,098)
USD	32,500	9/10/24	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	(278,105)	—	(278,105)

						$98,679	$—	$98,679

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	1,344	$(113,143)	$(177,154)	$64,011
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	97	(8,166)	(9,734)	1,568
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1	(85)	(126)	41
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	662	(55,674)	(67,126)	11,452
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	53	(4,462)	(5,368)	906
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	995	(83,762)	(98,301)	14,539
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	863	(72,650)	(82,756)	10,106

						$(337,942)	$(440,565)	$102,623

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	27,267	9/20/20	2.263%	CPI#	Maturity	$ (357,321)

Barclays Bank PLC	USD	24,198	10/15/20	2.208%	CPI#	Maturity	(285,366)

Barclays Bank PLC	USD	13,963	10/15/20	2.210%	CPI#	Maturity	(165,368)

Barclays Bank PLC	USD	12,000	10/23/26	2.310%	CPI#	Maturity	(1,145,826)

Barclays Bank PLC	USD	10,000	12/04/27	2.170%	CPI#	Maturity	(425,121)

Barclays Bank PLC	USD	10,000	10/23/29	2.388%	CPI#	Maturity	(1,234,144)

Barclays Bank PLC	USD	13,000	12/04/32	2.233%	CPI#	Maturity	(854,729)

Citibank, NA	USD	17,600	10/17/20	2.220%	CPI#	Maturity	(210,752)

Citibank, NA	USD	25,380	12/14/20	1.548%	CPI#	Maturity	406,095

2019 Annual Report	69

Schedule of Investments (continued)

				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	28,000	10/23/21	2.039%	CPI#	Maturity	$(1,109,777)

Citibank, NA	USD	22,000	11/04/23	1.900%	CPI#	Maturity	(117,068)

Citibank, NA	USD	10,000	7/20/27	2.104%	CPI#	Maturity	(325,557)

Deutsche Bank AG	USD	12,900	7/15/20	1.265%	CPI#	Maturity	479,396

Deutsche Bank AG	USD	10,000	9/04/25	1.818%	CPI#	Maturity	(117,557)

JPMorgan Chase Bank, NA	USD	24,484	8/30/20	2.210%	CPI#	Maturity	(300,961)

JPMorgan Chase Bank, NA	USD	10,000	3/02/24	2.175%	CPI#	Maturity	(301,414)

JPMorgan Chase Bank, NA	USD	29,100	7/15/24	2.165%	CPI#	Maturity	(575,949)

JPMorgan Chase Bank, NA	USD	33,000	7/20/24	1.995%	CPI#	Maturity	(490,990)

JPMorgan Chase Bank, NA	USD	13,000	11/04/26	2.015%	CPI#	Maturity	(287,494)

JPMorgan Chase Bank, NA	USD	28,000	12/27/28	2.009%	CPI#	Maturity	(822,370)

Morgan Stanley Capital Services LLC	USD	56,000	7/20/22	1.939%	CPI#	Maturity	(351,361)

							$(8,593,634)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $16,281,669 or 0.9% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.9% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AD—Assessment District

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OSF—Order of St. Francis

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

70	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–72.9%

Long-Term Municipal Bonds–68.2%
Alabama–1.5%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 4/01/49	$7,525	$8,144,082
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	465	519,409

		8,663,491

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	235	262,791

Arizona–0.5%
State of Arizona Lottery Revenue 5.00%, 7/01/24(b)	2,000	2,335,320
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	515	520,577

		2,855,897

California–53.9%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	1,000	1,058,680
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,358,010
Bay Area Toll Authority Series 2017 5.00%, 4/01/28	2,700	3,494,286
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,417,440
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/32	3,430	3,817,316

	Principal Amount (000)	U.S. $ Value
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/30	$900	$1,145,862
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 6/01/21	3,000	3,195,420
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,220,900
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 6/01/29	2,320	2,944,776
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 6/30/28–6/30/29	5,025	6,261,468
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 7/01/29(a)	450	574,038
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)	780	820,849
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,524,390
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,485,221
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	4,375	5,094,994
California State University Series 2011A 5.25%, 11/01/26	2,035	2,208,748
Series 2016A 5.00%, 11/01/25	1,000	1,227,030
Series 2017A 5.00%, 11/01/25–11/01/30	3,160	3,909,045
Series 2020A 5.00%, 11/01/25–11/01/26(b)	4,380	5,346,579
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,682,680

2019 Annual Report	71

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 6/01/34(a)	$375	$445,811
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/28(a)	500	600,645
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 1/01/28–1/01/29	5,705	7,032,660
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 7/01/24–7/01/29(a)	335	381,423
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	7,670,257
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,169,715
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/22	3,365	3,766,646
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,048,120
Series 2015A 5.00%, 5/15/21	3,000	3,174,270
City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/25	1,500	1,536,285
Series 2010D 5.25%, 5/15/28	4,145	4,251,112
Series 2016A 5.00%, 5/15/30	2,675	3,196,946
Series 2017A 5.00%, 5/15/30–5/15/31	4,860	5,931,794
Series 2017B 5.00%, 5/15/21	1,875	1,984,237
Series 2018D 5.00%, 5/15/26	2,890	3,503,229
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,501,854
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/21	5,490	5,911,797

Principal Amount (000)		U.S. $ Value
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 9/01/31	$1,000	$1,203,520
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31	360	416,930
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24 (Pre-refunded/ETM)	5,385	5,820,431
Series 2017D 5.00%, 11/01/27	1,315	1,699,309
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/24	1,955	2,247,331
Series 2014B 5.00%, 3/01/26	2,360	2,745,813
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	3,959,130
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33	3,250	3,863,892
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/29	4,870	6,194,445
County of Sacramento CA Airport System Revenue Series 2018E 5.00%, 7/01/32	1,280	1,616,154
County of San Diego CA (County of San Diego CA COP) Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,019,540
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/28	1,505	1,756,997
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	2,620	2,667,029
Hacienda La Puente Unified School District/CA NATL 5.00%, 8/01/24	4,055	4,802,985
Irvine Unified School District Series 2017A 5.00%, 9/01/23	925	1,041,800

72	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	$1,460	$1,574,347
Los Angeles Department of Water Series 2018A 5.00%, 7/01/32	2,735	3,472,794
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 7/01/28	1,660	2,151,609
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25	160	164,706
Series 2014C 5.00%, 7/01/27	6,815	7,941,179
Series 2015A 5.00%, 7/01/21	4,785	5,100,954
Newport Mesa Unified School District 5.00%, 8/01/21–8/01/24(b)	1,555	1,686,156
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,805,449
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	550	550,864
5.00%, 11/01/20	1,230	1,269,926
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	6,850,643
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	6,975,114
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/29	1,900	2,410,150
Romoland School District Series 2015 5.00%, 9/01/23	300	336,603
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,519,968
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,342,740
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/27	1,500	1,514,730
San Diego County Water Authority Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,158,486

	Principal Amount (000)	U.S. $ Value
San Francisco Bay Area Rapid Transit District Series 2010 5.00%, 7/01/27 (Pre-refunded/ETM)	$2,000	$2,057,860
San Francisco City & County Airport Comm Series 2011G 5.00%, 5/01/24 (Pre-refunded/ETM)	1,775	1,883,239
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2011G 5.00%, 5/01/24	695	736,818
Series 20122 5.00%, 5/01/27	1,270	1,393,635
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,326,088
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	5,524,900
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/27	750	892,448
Simi Valley Unified School District Series 2017 5.00%, 8/01/20–8/01/22	3,900	4,181,872
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22 (Pre-refunded/ETM)	3,000	3,133,350
5.25%, 11/01/24 (Pre-refunded/ETM)	5,675	5,927,254
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	5,341,704
State of California Series 2011 5.00%, 10/01/20	1,500	1,556,175
Series 2013 5.00%, 2/01/21	2,185	2,294,840
Series 2015 5.00%, 8/01/22–3/01/24	3,975	4,519,722
Series 2018B 5.00%, 8/01/29	7,615	9,807,358
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/25	1,900	2,292,464
University of California Series 2012G 5.00%, 5/15/23 (Pre-refunded/ETM)	2,645	2,906,987
Series 2012G 5.00%, 5/15/23	4,755	5,236,444
Series 2013A 5.00%, 5/15/48	6,000	6,828,420

2019 Annual Report	73

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Series 2015A 5.00%, 5/15/21	$5,355	$5,693,704
Series 2018A 4.00%, 5/15/24	2,120	2,398,271
5.00%, 5/15/30	3,000	3,889,860
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25 (Pre-refunded/ETM)	1,790	1,917,502
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	4,693,883
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,282,076

		305,493,131

Colorado–0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,095,340
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/22(a)	690	744,324
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,174,472
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/30	1,000	1,054,080

		4,068,216

Connecticut–0.3%
State of Connecticut Series 2015B 5.00%, 6/15/30	1,250	1,459,988

Florida–0.1%
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	600	557,250

Guam–0.5%
Territory of Guam 5.00%, 11/15/31	100	117,437
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29–12/01/32	570	658,551
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23–11/15/31	1,610	1,820,788

		2,596,776

Principal Amount (000)		U.S. $ Value
Illinois–2.3%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	$2,000	$2,249,020
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/30	1,400	1,605,548
State of Illinois Series 2012 5.00%, 8/01/21	350	367,801
Series 2013A 5.00%, 4/01/20	1,415	1,435,121
Series 2014 5.00%, 5/01/25	2,165	2,385,051
Series 2016 5.00%, 2/01/22	1,520	1,613,328
Series 2017D 5.00%, 11/01/24	3,190	3,548,269

		13,204,138

Michigan–1.9%
City of Detroit MI 5.00%, 4/01/29–4/01/30	2,600	2,960,260
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,468,864
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 6/30/30–12/31/30	4,325	5,362,206

		10,791,330

Missouri–0.0%
Howard Bend Levee District XLCA 5.75%, 3/01/27	100	121,943

Nebraska–0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	2,290	2,560,815

New Jersey–2.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,381,347
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	6,950	7,566,743

74	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	$5,000	$5,033,500
Series 2018A 5.00%, 12/15/29	2,000	2,403,700

		16,385,290

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	160	172,400
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)	1,000	1,083,650
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	180	193,950
Series 2016B 4.375%, 6/01/33	350	377,125

		1,827,125

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22	1,000	1,078,110

Puerto Rico–0.7%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	190	213,073
AGC Series 2007C 5.50%, 7/01/31	110	126,793
NATL Series 2005L 5.25%, 7/01/35	1,170	1,265,402
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	1,105	1,131,244
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana de Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	1,000	1,000,000

Principal Amount (000)		U.S. $ Value
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	$448	$390,938

		4,127,450

Texas–1.5%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	2,899,362
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	1,010	1,096,891
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	3,610	4,211,498

		8,207,751

Washington–0.2%
Kalispel Tribe of Indians Series 2018A 5.00%, 1/01/32(a)	1,000	1,120,290

West Virginia–0.0%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	220	222,136

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,135	1,259,260

Total Long-Term Municipal Bonds (cost $369,842,263)		386,863,178

Short-Term Municipal Notes–4.7%
California–4.2%
City of Los Angeles CA 5.00%, 6/25/20	20,825	21,403,727
County of Los Angeles CA 5.00%, 6/30/20	1,970	2,025,790

		23,429,517

New York–0.5%
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) 4.00%, 2/01/20	2,990	2,994,665

Total Short-Term Municipal Notes (cost $26,414,203)		26,424,182

Total Municipal Obligations (cost $396,256,466)		413,287,360

2019 Annual Report	75

Schedule of Investments (continued)

Shares		U.S. $ Value

INVESTMENT COMPANIES–22.0%
Funds and Investment Trusts–22.0%(c)
iShares Core MSCI EAFE ETF	236,626	$14,450,750
iShares Core MSCI Emerging Markets ETF	304,022	14,903,158
SPDR S&P 500 ETF Trust	309,906	91,970,804
Vanguard Mid-Cap ETF	19,514	3,270,546

Total Investment Companies (cost $102,434,419)		124,595,258

Principal Amount (000)

INFLATION-LINKED SECURITIES–0.4%
United States–0.4%
U.S. Treasury Inflation Index 0.125%, 7/15/24 (cost $2,167,122)	$2,152	2,150,298

GOVERNMENTS—TREASURIES–0.0%
United States–0.0%
U.S. Treasury Notes 2.125%, 11/30/23 (cost $198,487)	200	204,406

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–5.5%
U.S. Treasury Bills–4.5%
U.S. Treasury Bill Zero Coupon, 10/03/19	$10,200	$10,199,065
Zero Coupon, 12/19/19(d)(e)	10,200	10,161,165
Zero Coupon, 11/14/19(e)	5,000	4,988,939

Total U.S. Treasury Bills (cost $25,344,831)		25,349,169

	Shares

Investment Companies–1.0%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 1.89%(c)(f)(g) (cost $5,515,977)	5,515,977	5,515,977

Total Short-Term Investments (cost $30,860,808)		30,865,146

Total Investments—100.8% (cost $531,917,302)		571,102,468

Other assets less liabilities—(0.8)%		(4,275,058)

Net Assets—100.0%		$566,827,410

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	596	December 2019	$23,093,650	$318,086

FTSE 100 Index Futures	112	December 2019	10,167,785	104,747

Mini MSCI Emerging Market Futures	244	December 2019	12,223,180	(363,903)

Russell 2000 E-Mini Futures	103	December 2019	7,853,750	(290,138)

S&P Mid 400 E-Mini Futures	9	December 2019	1,744,200	(24,015)

SPI 200 Futures	18	December 2019	2,029,508	4,244

Sold Contracts

Hang Seng Index Futures	4	October 2019	664,532	8,696

S&P 500 E-Mini Futures	162	December 2019	24,125,850	246,129

S&P/TSX 60 Index Futures	65	December 2019	9,774,163	(29,209)

TOPIX Index Futures	32	December 2019	4,699,746	(62,771)

U.S. T-Note 2 Yr (CBT) Futures	171	December 2019	36,850,500	(69,375)

U.S. T-Note 10 Yr (CBT) Futures	285	December 2019	37,139,063	(281,507)

U.S. Ultra Bond (CBT) Futures	71	December 2019	13,625,344	(367,946)

				$(806,962)

76	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA	USD	890	EUR	808	10/10/19	$(8,853)

BNP Paribas SA	AUD	2,149	USD	1,461	11/08/19	8,761

BNP Paribas SA	GBP	1,292	USD	1,598	11/15/19	6,452

BNP Paribas SA	JPY	154,351	USD	1,438	11/15/19	6,500

BNP Paribas SA	USD	13,673	JPY	1,454,305	11/15/19	(184,661)

BNP Paribas SA	USD	2,987	JPY	320,663	11/21/19	(11,932)

BNP Paribas SA	SEK	7,179	USD	739	1/08/20	4,426

Citibank, NA	USD	8,579	NZD	13,603	11/07/19	(53,368)

Citibank, NA	AUD	8,464	USD	5,740	11/08/19	20,386

Citibank, NA	AUD	1,166	USD	793	11/15/19	4,499

Citibank, NA	USD	4,183	EUR	3,711	11/15/19	(125,230)

Citibank, NA	USD	2,807	JPY	301,620	11/21/19	(8,470)

Citibank, NA	USD	3,090	NOK	27,525	1/08/20	(60,080)

Citibank, NA	USD	2,856	SEK	27,512	1/08/20	(41,839)

Credit Suisse International	USD	9,971	AUD	14,523	11/08/19	(155,863)

Goldman Sachs Bank USA	EUR	3,675	USD	4,014	10/10/19	6,460

Goldman Sachs Bank USA	AUD	4,097	USD	2,789	11/08/19	19,549

Goldman Sachs Bank USA	EUR	2,255	USD	2,470	11/15/19	3,870

Goldman Sachs Bank USA	JPY	185,443	USD	1,762	11/15/19	41,825

Goldman Sachs Bank USA	NZD	576	USD	379	11/15/19	17,195

Goldman Sachs Bank USA	JPY	63,825	USD	597	11/21/19	4,849

Goldman Sachs Bank USA	USD	1,233	JPY	131,829	11/21/19	(10,015)

Goldman Sachs Bank USA	USD	7,538	CAD	10,000	11/22/19	16,265

JPMorgan Chase Bank, NA	AUD	1,077	USD	735	11/15/19	7,101

JPMorgan Chase Bank, NA	CAD	2,014	USD	1,520	11/15/19	(1,763)

JPMorgan Chase Bank, NA	EUR	3,924	USD	4,416	11/15/19	124,885

JPMorgan Chase Bank, NA	JPY	722,660	USD	6,821	11/15/19	117,948

JPMorgan Chase Bank, NA	USD	1,537	CAD	2,014	11/15/19	(14,974)

JPMorgan Chase Bank, NA	USD	8,546	EUR	7,552	11/15/19	(287,074)

JPMorgan Chase Bank, NA	USD	2,431	GBP	1,928	11/15/19	(56,178)

JPMorgan Chase Bank, NA	USD	1,530	NZD	2,279	11/15/19	(101,817)

JPMorgan Chase Bank, NA	USD	1,491	JPY	160,303	11/21/19	(4,053)

JPMorgan Chase Bank, NA	CAD	1,617	USD	1,220	11/22/19	(1,424)

JPMorgan Chase Bank, NA	USD	5,494	CAD	7,284	11/22/19	8,437

JPMorgan Chase Bank, NA	NOK	25,167	USD	2,773	1/08/20	1,983

JPMorgan Chase Bank, NA	USD	4,236	NOK	38,004	1/08/20	(52,113)

JPMorgan Chase Bank, NA	CHF	1,468	USD	1,488	1/10/20	4,150

Morgan Stanley & Co., Inc.	USD	3,000	GBP	2,385	10/18/19	(65,210)

Morgan Stanley & Co., Inc.	USD	10,861	AUD	16,053	11/08/19	(12,231)

Morgan Stanley & Co., Inc.	USD	1,582	AUD	2,262	11/15/19	(52,815)

Natwest Markets PLC	USD	3,178	EUR	2,867	10/10/19	(51,536)

Royal Bank Of Canada	NZD	1,702	USD	1,116	11/15/19	48,541

Standard Chartered Bank	CHF	1,496	USD	1,527	1/10/20	14,577

State Street Bank & Trust Co.	EUR	272	USD	305	10/10/19	8,692

State Street Bank & Trust Co.	USD	307	EUR	272	10/10/19	(9,837)

State Street Bank & Trust Co.	AUD	18	USD	12	11/15/19	57

2019 Annual Report	77

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	USD	823	SEK	7,920	1/08/20	$(13,285)

UBS AG	GBP	2,262	USD	2,785	10/18/19	1,985

UBS AG	JPY	391,851	USD	3,662	11/15/19	27,646

UBS AG	SEK	32,848	USD	3,382	1/08/20	22,377

UBS AG	USD	1,372	CHF	1,345	1/10/20	(12,230)

						$(847,435)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,840	8/09/24	1.690%	CPI#	Maturity	$(7,799)	$—	$(7,799)
USD	12,820	6/17/24	1.760%	CPI#	Maturity	(88,723)	—	(88,723)

						$(96,522)	$—	$(96,522)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00%	Quarterly	3.29%	USD	17,681	$1,273,081	$1,267,117	$5,964

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	13,270	6/17/21	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$111,500	$—	$111,500
USD	14,000	9/10/24	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	(119,799)	—	(119,799)
USD	3,000	4/16/34	3 Month LIBOR	2.673%	Quarterly/Semi-Annual	424,344	—	424,344

						$416,045	$—	$416,045

78	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	37	$(3,115)	$(3,713)	$598
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	123	(10,354)	(15,924)	5,570
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	382	(32,158)	(37,740)	5,582
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	20	(1,684)	(2,026)	342
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	255	(21,446)	(25,857)	4,411
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	251	(21,130)	(31,305)	10,175
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	8	(673)	(1,004)	331
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	48	(4,041)	(6,188)	2,147
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	331	(27,865)	(31,741)	3,876

						$(122,466)	$(155,498)	$33,032

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	8,029	9/20/20	2.263%	CPI#	Maturity	$ (105,216)

Barclays Bank PLC	USD	7,121	10/15/20	2.208%	CPI#	Maturity	(83,978)

Barclays Bank PLC	USD	4,111	10/15/20	2.210%	CPI#	Maturity	(48,688)

Barclays Bank PLC	USD	5,000	10/23/26	2.310%	CPI#	Maturity	(477,428)

Barclays Bank PLC	USD	5,000	12/04/27	2.170%	CPI#	Maturity	(212,561)

Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(123,415)

Citibank, NA	USD	5,180	10/17/20	2.220%	CPI#	Maturity	(62,028)

Citibank, NA	USD	7,280	12/14/20	1.548%	CPI#	Maturity	116,484

Citibank, NA	USD	6,400	10/23/21	2.039%	CPI#	Maturity	(253,663)

Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	(37,249)

Citibank, NA	USD	3,000	7/20/27	2.104%	CPI#	Maturity	(97,667)

Deutsche Bank AG	USD	3,700	7/15/20	1.265%	CPI#	Maturity	137,501

Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	(47,023)

JPMorgan Chase Bank, NA	USD	7,207	8/30/20	2.210%	CPI#	Maturity	(88,589)

JPMorgan Chase Bank, NA	USD	3,000	3/02/24	2.175%	CPI#	Maturity	(90,424)

JPMorgan Chase Bank, NA	USD	9,410	7/15/24	2.165%	CPI#	Maturity	(186,243)

JPMorgan Chase Bank, NA	USD	5,000	7/20/24	1.995%	CPI#	Maturity	(74,392)

JPMorgan Chase Bank, NA	USD	4,000	11/04/26	2.015%	CPI#	Maturity	(88,460)

2019 Annual Report	79

Schedule of Investments (continued)

	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund

JPMorgan Chase Bank, NA	USD	7,000	12/27/28	2.009%	CPI#	Maturity	$ (205,592)

Morgan Stanley Capital Services LLC	USD	19,000	7/20/22	1.939%	CPI#	Maturity	(119,212)

Morgan Stanley Capital Services, Inc.	USD	5,000	7/20/32	2.158%	CPI#	Maturity	(250,520)

							$ (2,398,363)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $8,727,948 or 1.5% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed

CDX-NAHY—North American High Yield Credit Default Swap Index

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

80	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2019

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–72.1%

Long-Term Municipal Bonds–72.1%
Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,095,090
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	345	385,368

		1,480,458

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	180	201,287

Arizona–0.7%
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/22 (Pre-refunded/ETM)	2,575	2,645,967
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	420	424,549

		3,070,516

Arkansas–0.7%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/32	2,745	2,768,360

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	575	585,321

Colorado–1.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,095,340
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,299,814
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/22(a)	600	647,238

Principal Amount (000)		U.S. $ Value
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	$1,100	$1,126,686

		6,169,078

Connecticut–0.7%
State of Connecticut Series 2018D 5.00%, 4/15/27	2,280	2,800,843

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,174,172

Florida–1.7%
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,005,089
Florida Development Finance Corp. 1.90%, 1/01/49 (Pre-refunded/ETM)	3,710	3,713,005
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)	450	417,938

		7,136,032

Guam–0.5%
Territory of Guam 5.00%, 11/15/31	100	117,437
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/29–12/01/32	425	491,013
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23–11/15/31	1,205	1,362,811

		1,971,261

Illinois–2.9%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	1,465	1,620,026
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/25	1,000	1,134,750
State of Illinois Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,409,070
Series 2017D 5.00%, 11/01/24	2,000	2,224,620
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,720,537

		12,109,003

2019 Annual Report	81

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Michigan–1.9%
City of Detroit MI 5.00%, 4/01/24–4/01/25	$2,115	$2,313,916
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	5,885,284

		8,199,200

Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	3,290	3,679,075

New Jersey–4.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,810,854
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,569,783
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018A 5.00%, 6/15/24	3,410	3,906,462
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/29	3,490	4,194,457
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,125,455

		18,607,011

New York–50.4%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	3,643,093
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,093,920
City of New York NY Series 2014A 5.00%, 8/01/28	1,285	1,497,616
Series 2014J 5.00%, 8/01/27	1,085	1,265,631
Series 2018E 5.00%, 3/01/31	1,055	1,328,572
Series 2019E 5.00%, 8/01/21	3,900	4,162,314

Principal Amount (000)		U.S. $ Value
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	$2,000	$2,107,620
County of Albany NY Series 2020C 5.00%, 11/01/24(b)	1,595	1,817,072
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,086,449
Series 2014A 5.00%, 4/01/25	4,775	5,515,220
Series 2017C 5.00%, 10/01/25	1,875	2,251,875
County of Westchester NY Series 2016A 5.00%, 1/01/23	2,435	2,733,434
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	742,952
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/32	2,320	2,860,398
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(c)	145	144,933
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/25 (Pre-refunded/ETM)	2,075	2,244,963
Series 2011C 5.00%, 11/15/25	4,430	4,761,054
Series 2012 5.00%, 11/15/22	2,650	2,936,544
Series 2012F 5.00%, 11/15/25	1,000	1,106,030
Series 2017C 5.00%, 11/15/26–11/15/28	12,180	15,332,492
Series 2018B 5.00%, 5/15/20	3,085	3,152,253
Series 2018C 5.00%, 9/01/20	2,630	2,713,950
Series 2019D 5.00%, 9/01/22	1,925	2,108,260
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	10,984,709
Series 2016A 5.00%, 11/15/25	1,375	1,671,766
Series 2019A 5.00%, 3/01/22	2,005	2,177,771

82	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	$1,000	$1,025,050
New York City Municipal Water Finance Authority 5.00%, 6/15/26	825	876,026
Series 2010FSeries 2010F 5.00%, 6/15/25 (Pre-refunded/ETM)	300	308,055
Series 2010F 5.00%, 6/15/25	200	205,284
Series 2011G 5.00%, 6/15/26 (Pre-refunded/ETM)	7,245	7,703,753
Series 2015G 5.00%, 6/15/27	2,885	3,452,508
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017S 5.00%, 7/15/32	1,955	2,415,461
Series 2018S 5.00%, 7/15/31–7/15/32	2,950	3,728,322
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011B 5.00%, 2/01/21	4,110	4,313,815
Series 2013I 5.00%, 5/01/22	2,270	2,484,311
Series 2014B 5.00%, 11/01/26	4,000	4,644,640
Series 2015C 5.00%, 11/01/28	2,145	2,553,429
Series 2017 5.00%, 11/01/26	1,925	2,390,657
Series 2017E-1 5.00%, 2/01/30	1,155	1,425,998
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	5,575	6,945,558
New York State Dormitory Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	1,965	2,167,277
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/24(a)	700	804,195
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 7/01/29–7/01/32(b)	3,240	4,052,552

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	$3,965	$4,352,601
Series 2014A 5.00%, 2/15/28	2,035	2,344,747
Series 2014C 5.00%, 3/15/29	3,000	3,462,180
Series 2018A 5.00%, 3/15/22	2,675	2,915,268
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 3/15/29	4,160	5,352,922
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,064,590
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,679,915
Series 2012A 5.00%, 4/01/20	1,975	2,011,202
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,449,920
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	4,659,750
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/22–3/15/24	6,600	7,383,675
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/21–8/01/31	5,030	5,284,342
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 1/01/32	1,495	1,798,276
Series 2018 5.00%, 1/01/30	3,065	3,716,619
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	1,877,359
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(a)	600	627,456
Port Authority of New York & New Jersey 5.00%, 9/01/20	1,835	1,894,931
Series 2013-178 5.00%, 12/01/23	2,515	2,869,565

2019 Annual Report	83

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Series 2013-180 5.00%, 6/01/21	$2,500	$2,657,700
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,450,050
Series 2015E 5.00%, 10/15/23	1,000	1,136,850
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25	3,750	4,435,612
Triborough Bridge & Tunnel Authority Series 2018B 5.00%, 11/15/27	4,295	5,505,718
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/20	540	557,383
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	1,500	1,675,875

		212,102,288

Ohio–0.4%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	210	226,275
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)	1,000	1,083,650
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016B 4.375%, 6/01/33	300	323,250

		1,633,175

Pennsylvania–1.3%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/24	1,000	1,127,910
Philadelphia Parking Authority (The) Series 2009 5.25%, 9/01/23	200	206,630
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,112,360

		5,446,900

Principal Amount (000)		U.S. $ Value
Puerto Rico–0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	$230	$259,725
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	205	229,895
AGC Series 2007N 5.25%, 7/01/34–7/01/36	380	428,661
NATL Series 2007N 5.25%, 7/01/32	100	108,524
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	830	849,713
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	100	111,034
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	339	295,822

		2,283,374

South Carolina–0.8%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/48	3,000	3,266,670

Tennessee–1.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/49	3,880	4,293,026

Washington–0.8%
Kalispel Tribe of Indians Series 2018B 5.00%, 1/01/32(a)(b)	700	784,203
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,408,721

		3,192,924

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	220	222,136

Total Municipal Obligations (cost $289,634,273)		303,392,110

84	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–20.7%
Funds and Investment Trusts–20.7%(d)
iShares Core MSCI EAFE ETF	207,783	$12,689,308
iShares Core MSCI Emerging Markets ETF	239,172	11,724,212
SPDR S&P 500 ETF Trust	203,068	60,264,490
Vanguard Mid-Cap ETF	15,255	2,556,738

Total Investment Companies (cost $71,411,777)		87,234,748

Principal Amount (000)

GOVERNMENTS—TREASURIES–1.2%
United States–1.2%
U.S. Treasury Notes 2.625%, 2/15/29 (cost $4,820,795)	$4,589	4,967,592

INFLATION-LINKED SECURITIES–0.3%
United States–0.3%
U.S. Treasury Inflation Index 0.125%, 7/15/24 (cost $1,366,054)	1,355	1,353,652

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–6.3%
U.S. Treasury Bills–5.0%
U.S. Treasury Bill Zero Coupon, 10/03/19	$8,000	$7,999,267
Zero Coupon, 12/19/19(e)(f)	8,000	7,969,541
Zero Coupon, 11/14/19(e)	5,000	4,988,939

Total U.S. Treasury Bills (cost $20,954,185)		20,957,747

	Shares
Investment Companies–1.3%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.89%(d)(g)(h) (cost $5,347,132)	5,347,132	5,347,132

Total Short-Term Investments (cost $26,301,317)		26,304,879

Total Investments—100.6% (cost $393,534,216)		423,252,981

Other assets less liabilities—(0.6)%		(2,349,069)

Net Assets—100.0%		$420,903,912

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	417	December 2019	$16,157,805	$222,140

FTSE 100 Index Futures	79	December 2019	7,171,920	73,834

Mini MSCI Emerging Market Futures	167	December 2019	8,365,865	(259,865)

Russell 2000 E-Mini Futures	77	December 2019	5,871,250	(216,899)

S&P Mid 400 E-Mini Futures	10	December 2019	1,938,000	(26,684)

SPI 200 Futures	12	December 2019	1,353,005	2,581

Sold Contracts

Hang Seng Index Futures	3	October 2019	498,399	6,522

S&P 500 E-Mini Futures	67	December 2019	9,977,975	89,560

S&P/TSX 60 Index Futures	46	December 2019	6,917,100	(19,290)

TOPIX Index Futures	27	December 2019	3,965,410	(62,045)

U.S. T-Note 2 Yr (CBT) Futures	126	December 2019	27,153,000	(51,259)

U.S. T-Note 10 Yr (CBT) Futures	211	December 2019	27,495,938	(208,501)

U.S. Ultra Bond (CBT) Futures	53	December 2019	10,171,031	(274,389)

				$(724,295)

2019 Annual Report	85

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA	USD	690	EUR	626	10/10/19	$(6,859)

BNP Paribas SA	AUD	1,576	USD	1,072	11/08/19	6,426

BNP Paribas SA	GBP	952	USD	1,177	11/15/19	4,754

BNP Paribas SA	JPY	113,439	USD	1,057	11/15/19	4,777

BNP Paribas SA	USD	9,619	JPY	1,023,090	11/15/19	(129,907)

BNP Paribas SA	USD	2,197	JPY	235,796	11/21/19	(8,774)

BNP Paribas SA	SEK	5,327	USD	548	1/08/20	3,284

Citibank, NA	USD	6,345	NZD	10,062	11/07/19	(39,480)

Citibank, NA	AUD	6,281	USD	4,260	11/08/19	15,128

Citibank, NA	AUD	1,117	USD	760	11/15/19	4,311

Citibank, NA	USD	3,125	EUR	2,772	11/15/19	(93,542)

Citibank, NA	USD	2,078	JPY	223,297	11/21/19	(6,271)

Citibank, NA	USD	2,271	NOK	20,229	1/08/20	(44,155)

Citibank, NA	USD	2,117	SEK	20,395	1/08/20	(31,016)

Credit Suisse International	USD	7,394	AUD	10,771	11/08/19	(115,606)

Goldman Sachs Bank USA	EUR	2,714	USD	2,965	10/10/19	4,772

Goldman Sachs Bank USA	AUD	3,052	USD	2,077	11/08/19	14,561

Goldman Sachs Bank USA	EUR	1,721	USD	1,884	11/15/19	2,953

Goldman Sachs Bank USA	JPY	136,009	USD	1,292	11/15/19	30,676

Goldman Sachs Bank USA	NZD	441	USD	290	11/15/19	13,167

Goldman Sachs Bank USA	USD	896	JPY	95,794	11/21/19	(7,277)

Goldman Sachs Bank USA	USD	5,593	CAD	7,420	11/22/19	12,068

JPMorgan Chase Bank, NA	AUD	603	USD	412	11/15/19	3,976

JPMorgan Chase Bank, NA	CAD	1,495	USD	1,128	11/15/19	(1,308)

JPMorgan Chase Bank, NA	EUR	3,075	USD	3,461	11/15/19	97,871

JPMorgan Chase Bank, NA	JPY	532,838	USD	5,029	11/15/19	86,966

JPMorgan Chase Bank, NA	USD	1,140	CAD	1,495	11/15/19	(11,110)

JPMorgan Chase Bank, NA	USD	5,862	EUR	5,181	11/15/19	(196,930)

JPMorgan Chase Bank, NA	USD	1,470	GBP	1,166	11/15/19	(33,983)

JPMorgan Chase Bank, NA	USD	1,172	NZD	1,745	11/15/19	(77,961)

JPMorgan Chase Bank, NA	USD	1,081	JPY	116,221	11/21/19	(2,939)

JPMorgan Chase Bank, NA	CAD	1,206	USD	910	11/22/19	(1,062)

JPMorgan Chase Bank, NA	USD	4,057	CAD	5,379	11/22/19	6,231

JPMorgan Chase Bank, NA	NOK	18,692	USD	2,059	1/08/20	1,473

JPMorgan Chase Bank, NA	USD	3,145	NOK	28,220	1/08/20	(38,697)

JPMorgan Chase Bank, NA	CHF	1,089	USD	1,104	1/10/20	3,080

Morgan Stanley & Co., Inc.	USD	2,217	GBP	1,762	10/18/19	(48,182)

Morgan Stanley & Co., Inc.	USD	7,896	AUD	11,670	11/08/19	(8,900)

Morgan Stanley & Co., Inc.	USD	1,203	AUD	1,721	11/15/19	(40,179)

Natwest Markets PLC	USD	2,315	EUR	2,088	10/10/19	(37,544)

Royal Bank Of Canada	NZD	1,304	USD	854	11/15/19	37,168

Standard Chartered Bank	CHF	1,294	USD	1,321	1/10/20	12,617

State Street Bank & Trust Co.	EUR	382	USD	429	11/15/19	11,264

State Street Bank & Trust Co.	USD	432	EUR	382	11/15/19	(14,439)

State Street Bank & Trust Co.	JPY	95,794	USD	896	11/21/19	7,177

State Street Bank & Trust Co.	USD	562	SEK	5,408	1/08/20	(9,071)

86	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	GBP	1,677	USD	2,065	10/18/19	$1,472

UBS AG	JPY	240,803	USD	2,250	11/15/19	16,989

UBS AG	SEK	24,374	USD	2,510	1/08/20	16,604

UBS AG	USD	1,019	CHF	999	1/10/20	(9,081)

						$(594,508)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00%	Quarterly	3.29%	USD	13,088	$942,337	$937,922	$4,415

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,680	8/09/24	1.690%	CPI#	Maturity	$(7,121)	$—	$(7,121)
USD	9,700	6/17/24	1.760%	CPI#	Maturity	(67,130)	—	(67,130)

						$(74,251)	$—	$(74,251)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	24,320	6/17/21	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$204,346	$—	$204,346

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	30	$(2,526)	$(3,011)	$485
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	99	(8,334)	(12,817)	4,483
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	310	(26,097)	(30,626)	4,529

2019 Annual Report	87

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	17	$(1,431)	$(1,722)	$291
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	205	(17,241)	(20,787)	3,546
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	201	(16,921)	(25,069)	8,148
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	7	(589)	(879)	290
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	268	(22,561)	(25,699)	3,138
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	38	(3,199)	(4,899)	1,700

						$(98,899)	$(125,509)	$26,610

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	6,514	9/20/20	2.263%	CPI#	Maturity	$ (85,362)

Barclays Bank PLC	USD	5,789	10/15/20	2.208%	CPI#	Maturity	(68,269)

Barclays Bank PLC	USD	4,000	10/23/26	2.310%	CPI#	Maturity	(381,942)

Barclays Bank PLC	USD	3,336	10/15/20	2.210%	CPI#	Maturity	(39,509)

Barclays Bank PLC	USD	3,000	12/04/32	2.233%	CPI#	Maturity	(197,245)

Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(123,414)

Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	(37,249)

Citibank, NA	USD	5,700	12/14/20	1.548%	CPI#	Maturity	91,203

Citibank, NA	USD	4,210	10/17/20	2.220%	CPI#	Maturity	(50,413)

Citibank, NA	USD	3,800	10/23/21	2.039%	CPI#	Maturity	(150,613)

Citibank, NA	USD	3,500	7/20/27	2.104%	CPI#	Maturity	(113,945)

Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	(47,023)

Deutsche Bank AG	USD	2,900	7/15/20	1.265%	CPI#	Maturity	107,771

JPMorgan Chase Bank, NA	USD	7,000	7/20/24	1.995%	CPI#	Maturity	(104,149)

JPMorgan Chase Bank, NA	USD	6,130	7/15/24	2.165%	CPI#	Maturity	(121,325)

JPMorgan Chase Bank, NA	USD	5,852	8/30/20	2.210%	CPI#	Maturity	(71,934)

JPMorgan Chase Bank, NA	USD	5,000	12/27/28	2.009%	CPI#	Maturity	(146,852)

JPMorgan Chase Bank, NA	USD	3,000	11/04/26	2.015%	CPI#	Maturity	(66,345)

JPMorgan Chase Bank, NA	USD	2,500	3/02/24	2.175%	CPI#	Maturity	(75,354)

Morgan Stanley Capital Services LLC	USD	8,500	7/20/22	1.939%	CPI#	Maturity	(53,332)

Morgan Stanley Capital Services, Inc.	USD	1,800	7/20/32	2.158%	CPI#	Maturity	(90,187)

							$ (1,825,488)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

88	Sanford C. Bernstein Fund, Inc.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $5,375,884 or 1.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets

Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 145,000	$144,933	0.03%

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2019, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.4% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2019 Annual Report	89

Statement of Assets and Liabilities—September 30, 2019

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,178,544,617	$2,430,811,894	$1,163,078,352

Affiliated issuers	795,665,371	1,724,652,273	88,858,311

Foreign currencies, at value (a)	6,864,808	14,286,604	829,931

Cash collateral due from broker	9,307,105	17,883,103	4,186,172

Due from custodian	124,260	0	0

Receivables:

Unaffiliated interest and dividends	645,113	1,343,419	5,224,038

Affiliated dividends	19,282	226,589	42,360

Foreign withholding tax reclaims	31,478	32,115	0

Investment securities sold and foreign currency transactions	87,083	11,284,457	8,736,831

Capital shares sold	778,686	408,121	780,674

Variation margin on futures	0	0	1,422,812

Variation margin on centrally cleared swaps	422,690	881,937	128,765

Unrealized appreciation of forward currency exchange contracts	6,633,687	14,090,044	7,265,249

Market value on credit default swaps (b)	0	0	164,138

Unrealized appreciation of inflation swaps	0	0	25,256

Total assets	1,999,124,180	4,215,900,556	1,280,742,889

LIABILITIES

Due to custodian	449,742	939,512	660,326

Cash collateral due to broker	770,000	1,680,000	0

Payables:

Investment securities purchased	644,591	1,593,480	28,462,233

Variation margin on futures	1,222,730	2,205,982	0

Management fee	878,192	1,881,906	596,587

Capital shares redeemed	370,524	1,076,011	353,927

Shareholder servicing fee	255,490	485,835	118,378

Transfer Agent fee	6,086	8,730	6,099

Accrued expenses	210,559	231,040	280,782

Unrealized depreciation of forward currency exchange contracts	9,916,099	21,126,795	5,030,644

Market value on credit default swaps (c)	0	0	2,451,006

Total liabilities	14,724,013	31,229,291	37,959,982

NET ASSETS	$1,984,400,167	$4,184,671,265	$1,242,782,907

Cost of investments

Unaffiliated issuers	$870,855,298	$1,675,733,807	$1,113,524,826

Affiliated issuers	764,525,294	1,650,603,812	92,675,928

NET ASSETS CONSIST OF:

Capital stock, at par	$152,034	$303,447	$113,576

Additional paid-in capital	1,633,435,777	3,350,690,845	1,176,168,967

Distributable earnings (d)	350,812,356	833,676,973	66,500,364

	$1,984,400,167	$4,184,671,265	$1,242,782,907

(a) Cost: $7,068,709, $14,712,510 and $839,545, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $271,618, respectively.

(c) Net premiums received of $0, $0 and $2,824,245, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $0 and $10,236, respectively.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,653,447,086	$3,143,493,871	$1,024,760,655

Shares of capital stock outstanding	126,721,222	228,099,323	93,694,563

Net asset value, offering and redemption price per share	$13.05	$13.78	$10.94

Class 2 Shares

Net Assets	$330,953,081	$1,041,177,394	$218,022,252

Shares of capital stock outstanding	25,312,593	75,347,388	19,881,160

Net asset value, offering and redemption price per share	$13.07	$13.82	$10.97

See Notes to Financial Statements.

2019 Annual Report	91

Statement of Assets and Liabilities—September 30, 2019 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,810,052,674	$565,586,491	$417,905,849

Affiliated issuers	31,324,792	5,515,977	5,347,132

Foreign currencies, at value (a)	2,324,862	659,904	512,624

Cash collateral due from broker	6,584,328	2,140,618	1,277,316

Receivables:

Unaffiliated interest and dividends	18,142,492	5,851,997	4,111,695

Affiliated dividends	73,123	15,046	12,100

Investment securities sold	690,444	0	0

Capital shares sold	809,596	4,597	566,427

Variation margin on futures	905,862	164,483	158,131

Variation margin on centrally cleared swaps	40,792	33,234	25,406

Unrealized appreciation of forward currency exchange contracts	1,840,493	549,416	419,765

Unrealized appreciation of inflation swaps	885,491	253,985	198,974

Total assets	1,873,674,949	580,775,748	430,535,419

LIABILITIES

Due to custodian	140,018	71,247	45,787

Cash collateral due to broker	370,000	0	0

Payables:

Investment securities purchased	15,233,065	9,200,650	5,860,620

Management fee	921,814	284,147	210,525

Capital shares redeemed	279,030	32,030	199,273

Shareholder servicing fee	143,968	41,274	39,112

Transfer Agent fee	4,846	1,697	1,718

Accrued expenses	188,491	145,628	136,838

Unrealized depreciation of inflation swaps	9,479,125	2,652,348	2,024,462

Unrealized depreciation of forward currency exchange contracts	4,441,437	1,396,851	1,014,273

Market value on credit default swaps (b)	337,942	122,466	98,899

Total liabilities	31,539,736	13,948,338	9,631,507

NET ASSETS	$1,842,135,213	$566,827,410	$420,903,912

Cost of investments

Unaffiliated issuers	$1,673,828,052	$526,401,325	$388,187,084

Affiliated issuers	31,324,792	5,515,977	5,347,132

NET ASSETS CONSIST OF:

Capital stock, at par	$165,570	$50,853	$38,118

Additional paid-in capital	1,734,358,433	535,933,732	397,033,556

Distributable earnings	107,611,210	30,842,825	23,832,238

	$1,842,135,213	$566,827,410	$420,903,912

(a) Cost: $2,425,772, $688,597 and $535,016, respectively. (Note 1)

(b) Net premiums received of $440,565, $155,498 and $125,509, respectively.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,240,530,483	$356,935,990	$335,908,364

Shares of capital stock outstanding	111,576,079	32,043,094	30,436,085

Net asset value, offering and redemption price per share	$11.12	$11.14	$11.04

Class 2 Shares

Net Assets	$601,604,730	$209,891,420	$84,995,548

Shares of capital stock outstanding	53,993,921	18,809,760	7,682,045

Net asset value, offering and redemption price per share	$11.14	$11.16	$11.06

See Notes to Financial Statements.

2019 Annual Report	93

Statement of Operations—for the year ended September 30, 2019

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$0	$29,183,837

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $52,200, $106,833 and $2,607, respectively)	20,347,201	41,383,991	3,556,529

Affiliated issuers	18,818,300	38,354,485	1,747,993

Total income	39,165,501	79,738,476	34,488,359

Expenses:

Management fee (see Note 2A)	18,284,980	38,074,644	8,062,455

Shareholder servicing fee (see Note 2B)	3,327,888	6,363,581	1,521,418

Custodian fee	209,123	226,534	318,846

Transfer Agent fee—Class 1	69,014	90,769	69,828

Transfer Agent fee—Class 2	15,288	29,912	15,570

Auditing and tax fees	127,388	114,730	134,718

Directors’ fees and expenses	74,626	152,130	45,283

Legal fees	56,148	113,459	34,419

Registration fees	43,023	43,395	39,684

Printing fees	18,305	24,542	17,654

Miscellaneous	131,941	392,669	104,500

Total expenses	22,357,724	45,626,365	10,364,375

Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(6,787,085)	(13,951,365)	(416,088)

Net expenses	15,570,639	31,675,000	9,948,287

Net investment income	23,594,862	48,063,476	24,540,072

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	40,426,053	63,052,472	22,669,081

Affiliated Underlying Portfolios	(5,109,561)	(11,457,017)	80,815

Capital gain distributions from underlying funds	17,499,184	27,000,075	0

Forward currency exchange contracts	(6,296,812)	(12,594,403)	(2,727,309)

Futures	(32,341,404)	(60,142,301)	(14,487,855)

Options written	(484,222)	(955,226)	(109,382)

Swaps	4,450,724	3,138,882	380,777

Foreign currency transactions	1,786,683	3,597,411	607,169

Net realized gain on investment and foreign currency transactions	19,930,645	11,639,893	6,413,296

Net change in unrealized appreciation/depreciation of:

Investments (b)	4,406,404	28,696,105	30,321,372

Affiliated Underlying Portfolios	(78,865,945)	(149,823,074)	(5,219,309)

Forward currency exchange contracts	(1,557,085)	(3,459,310)	(252,076)

Futures	(3,973,667)	(8,256,553)	(7,389,606)

Swaps	(421,732)	5,363,201	(3,109,551)

Foreign currency denominated assets and liabilities	(272,161)	(563,538)	88,814

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(80,684,186)	(128,043,169)	14,439,644

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(60,753,541)	(116,403,276)	20,852,940

Contributions from affiliates (see Note 2A)	124,260	0	4,165

Net increase (decrease) in net assets resulting from operations	$(37,034,419)	$(68,339,800)	$45,397,177

(a) Net of foreign capital gains taxes of $0, $0 and $6,311, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $0 and $9,933, respectively.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$39,598,204	$11,768,702	$9,247,632

Dividends

Unaffiliated issuers	8,791,405	2,780,667	1,877,127

Affiliated issuers	2,188,224	395,917	445,308

Total income	50,577,833	14,945,286	11,570,067

Expenses:

Management fee (see Note 2A)	12,132,734	3,721,956	2,767,723

Shareholder servicing fee (see Note 2B)	1,882,484	533,017	515,892

Custodian fee	202,559	138,842	123,245

Transfer Agent fee—Class 1	45,556	13,972	18,371

Transfer Agent fee—Class 2	22,202	8,537	4,371

Auditing and tax fees	110,611	110,204	110,610

Registration fees	41,859	35,248	35,250

Directors’ fees and expenses	65,430	18,787	14,228

Legal fees	48,886	13,991	12,809

Printing fees	13,542	4,068	3,920

Miscellaneous	121,058	72,675	65,086

Total expenses	14,686,921	4,671,297	3,671,505

Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(201,243)	(48,734)	(43,397)

Net expenses	14,485,678	4,622,563	3,628,108

Net investment income	36,092,155	10,322,723	7,941,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(359,190)	1,074,081	(831)

Affiliated Underlying Portfolios	(5,946,376)	(1,789,280)	(1,389,448)

Forward currency exchange contracts	(5,140,686)	(1,661,013)	(1,203,300)

Futures	(19,303,396)	(5,733,093)	(4,036,049)

Options written	(161,088)	(57,676)	(36,354)

Swaps	(3,185,563)	(941,352)	(788,896)

Foreign currency transactions	95,788	(31,140)	6,389

Net realized loss on investment and foreign currency transactions	(34,000,511)	(9,139,473)	(7,448,489)

Net change in unrealized appreciation/depreciation of:

Investments	51,598,773	13,489,183	10,894,490

Affiliated Underlying Portfolios	2,143,729	645,049	504,862

Forward currency exchange contracts	(1,850,525)	(597,496)	(413,988)

Futures	(8,830,495)	(2,570,747)	(2,180,543)

Swaps	(13,450,452)	(3,601,001)	(2,863,896)

Foreign currency denominated assets and liabilities	(122,817)	(35,530)	(26,956)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	29,488,213	7,329,458	5,913,969

Net realized and unrealized loss on investment and foreign currency transactions	(4,512,298)	(1,810,015)	(1,534,520)

Net increase in net assets resulting from operations	$31,579,857	$8,512,708	$6,407,439

See Notes to Financial Statements.

2019 Annual Report	95

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$23,594,862	$20,696,247	$48,063,476	$43,242,264

Net realized gain on investment and foreign currency transactions	19,930,645	60,244,661	11,639,893	69,550,976

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(80,684,186)	33,836,604	(128,043,169)	104,888,583

Contributions from affiliates (see Note 2A)	124,260	0	0	0

Net increase (decrease) in net assets resulting from operations	(37,034,419)	114,777,512	(68,339,800)	217,681,823

Distributions to shareholders (a)	(66,400,649)	(30,108,673)	(93,720,075)	(110,514,205)

Capital-share transactions

Net proceeds from sales of shares	151,214,717	236,745,980	284,835,060	370,600,386

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	63,092,872	25,979,035	84,803,239	90,850,197

Total proceeds from shares sold	214,307,589	262,725,015	369,638,299	461,450,583

Cost of shares redeemed	(364,819,946)	(325,156,538)	(606,930,592)	(478,545,336)

Net decrease in net assets from capital-share transactions	(150,512,357)	(62,431,523)	(237,292,293)	(17,094,753)

Net increase (decrease) in net assets	(253,947,425)	22,237,316	(399,352,168)	90,072,865

NET ASSETS:

Beginning of period	2,238,347,592	2,216,110,276	4,584,023,433	4,493,950,568

End of period	$1,984,400,167	$2,238,347,592	$4,184,671,265	$4,584,023,433

(a) See page 99 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$24,540,072	$23,161,128	$36,092,155	$33,997,189

Net realized gain (loss) on investment and foreign currency transactions	6,413,296	18,716,175	(34,000,511)	18,544,601

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,439,644	(17,275,671)	29,488,213	(15,689,888)

Contributions from affiliates (see Note 2A)	4,165	3,665	0	0

Net increase in net assets resulting from operations	45,397,177	24,605,297	31,579,857	36,851,902

Distributions to shareholders (a)	(45,918,692)	(29,464,635)	(54,411,200)	(78,388,870)

Capital-share transactions

Net proceeds from sales of shares	133,504,580	196,717,967	169,716,886	234,650,733

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	39,983,248	24,800,857	46,652,735	70,975,125

Total proceeds from shares sold	173,487,828	221,518,824	216,369,621	305,625,858

Cost of shares redeemed	(211,328,065)	(190,512,511)	(309,330,219)	(238,701,975)

Net increase (decrease) in net assets from capital-share transactions	(37,840,237)	31,006,313	(92,960,598)	66,923,883

Net increase (decrease) in net assets	(38,361,752)	26,146,975	(115,791,941)	25,386,915

NET ASSETS:

Beginning of period	1,281,144,659	1,254,997,684	1,957,927,154	1,932,540,239

End of period	$1,242,782,907	$1,281,144,659	$1,842,135,213	$1,957,927,154

(a) See page 99 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2019 Annual Report	97

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$10,322,723	$9,133,218	$7,941,959	$7,264,885

Net realized gain (loss) on investment and foreign currency transactions	(9,139,473)	5,979,927	(7,448,489)	5,604,647

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,329,458	(2,203,358)	5,913,969	(4,292,822)

Net increase in net assets resulting from operations	8,512,708	12,909,787	6,407,439	8,576,710

Distributions to shareholders (a)	(16,076,361)	(22,669,932)	(12,469,618)	(18,025,126)

Capital-share transactions

Net proceeds from sales of shares	49,012,163	54,578,706	35,349,135	46,053,545

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	13,936,601	20,608,264	11,023,906	16,488,106

Total proceeds from shares sold	62,948,764	75,186,970	46,373,041	62,541,651

Cost of shares redeemed	(78,565,329)	(56,668,621)	(77,367,739)	(52,839,195)

Net increase (decrease) in net assets from capital-share transactions	(15,616,565)	18,518,349	(30,994,698)	9,702,456

Net increase (decrease) in net assets	(23,180,218)	8,758,204	(37,056,877)	254,040

NET ASSETS:

Beginning of period	590,007,628	581,249,424	457,960,789	457,706,749

End of period	$566,827,410	$590,007,628	$420,903,912	$457,960,789

(a) See page 99 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

Class 1	$(53,004,699)	$(23,669,546)	$(69,005,080)	$(82,086,349)

Class 2	(13,395,950)	(6,439,127)	(24,714,995)	(28,427,856)

	$(66,400,649)	$(30,108,673)	$(93,720,075)	$(110,514,205)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

Class 1	$(37,302,650)	$(23,883,220)	$(36,153,770)	$(52,145,707)

Class 2	(8,616,042)	(5,581,415)	(18,257,430)	(26,243,163)

	$(45,918,692)	$(29,464,635)	$(54,411,200)	$(78,388,870)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

Class 1	$(9,806,680)	$(13,708,456)	$(10,035,110)	$(14,488,255)

Class 2	(6,269,681)	(8,961,476)	(2,434,508)	(3,536,871)

	$(16,076,361)	$(22,669,932)	$(12,469,618)	$(18,025,126)

See Notes to Financial Statements.

2019 Annual Report	99

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.69	$13.18		$11.62		$11.80		$12.88

Income from investment operations:

Investment income, net†	0.14 (a)	0.12	(a)	0.10	(a)	0.03	^ (a)	0.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)	0.57		1.52		0.31		(0.43)

Contributions from affiliates	0.00 (b)	0		0.00	(b)	0		0

Total from investment operations	(0.23)	0.69		1.62		0.34		(0.39)

Less dividends and distributions:

Dividends from net investment income	(0.13)	(0.18)		(0.06)		(0.05)		(0.16)

Distributions from net realized gain on investment transactions	(0.28)	0		0		(0.47)		(0.53)

Total dividends and distributions	(0.41)	(0.18)		(0.06)		(0.52)		(0.69)

Net asset value, end of period	$13.05	$13.69		$13.18		$11.62		$11.80

Total return (c)	(1.46)%	5.21%		14.04%		2.84%	^	(3.02)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,653,447	$1,811,002		$1,784,355		$1,638,587		$1,536,828

Average net assets (000 omitted)	$1,663,944	$1,829,185		$1,687,556		$1,582,586		$1,598,329

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.80%	0.78%		0.83%		1.00%		1.15% +

Expenses, before waivers/reimbursements (d)	1.14%	1.13%		1.13%		1.14%		1.15% +

Net investment income	1.11% (a)	0.88%	(a)	0.79%	(a)	0.22%	^ (a)	0.31% +

Portfolio turnover rate	21%	39%		48%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$13.72	$13.22		$11.65		$11.83		$12.90

Income from investment operations:

Investment income, net†	0.18 (a)	0.15	(a)	0.12	(a)	0.05	^ (a)	0.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.39)	0.56		1.54		0.31		(0.42)

Contributions from affiliates	0.00 (b)	0		0.00	(b)	0		0

Total from investment operations	(0.21)	0.71		1.66		0.36		(0.36)

Less dividends and distributions:

Dividends from net investment income	(0.16)	(0.21)		(0.09)		(0.07)		(0.18)

Distributions from net realized gain on investment transactions	(0.28)	0		0		(0.47)		(0.53)

Total dividends and distributions	(0.44)	(0.21)		(0.09)		(0.54)		(0.71)

Net asset value, end of period	$13.07	$13.72		$13.22		$11.65		$11.83

Total return (c)	(1.23)%	5.37%		14.31%		3.14%	^	(2.78)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$330,953	$427,346		$431,755		$395,657		$344,343

Average net assets (000 omitted)	$367,721	$420,846		$408,460		$381,197		$390,069

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.60%	0.58%		0.63%		0.80%		0.95% +

Expenses, before waivers/reimbursements (d)	0.94%	0.93%		0.93%		0.94%		0.95% +

Net investment income	1.37% (a)	1.09%	(a)	0.99%	(a)	0.42%	^ (a)	0.51% +

Portfolio turnover rate	21%	39%		48%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2019 Annual Report	101

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.29	$13.95		$12.30		$12.52		$13.64

Income from investment operations:

Investment income, net†	0.15 (a)	0.13	(a)	0.11	(a)	0.03	^ (a)	0.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)	0.55		1.60		0.27		(0.41)

Contributions from affiliates	0	0		0.00	(b)	0.00	(b)	0

Total from investment operations	(0.22)	0.68		1.71		0.30		(0.36)

Less dividends and distributions:

Dividends from net investment income	(0.12)	(0.30)		(0.06)		(0.04)		(0.08)

Distributions from net realized gain on investment transactions	(0.17)	(0.04)		0		(0.48)		(0.68)

Total dividends and distributions	(0.29)	(0.34)		(0.06)		(0.52)		(0.76)

Net asset value, end of period	$13.78	$14.29		$13.95		$12.30		$12.52

Total return (c)	(1.28)%	4.85%	#	13.99%		2.37%	^	(2.60)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,143,494	$3,464,533		$3,418,084		$3,183,118		$3,057,052

Average net assets (000 omitted)	$3,181,790	$3,513,988		$3,258,122		$3,133,499		$3,177,411

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.80%	0.77%		0.82%		0.99%		1.13% +

Expenses, before waivers/reimbursements (d)	1.13%	1.12%		1.12%		1.13%		1.13% +

Net investment income	1.09% (a)	0.89%	(a)	0.85%	(a)	0.28%	^ (a)	0.35% +

Portfolio turnover rate	20%	42%		49%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.33	$14.00		$12.34		$12.55		$13.68

Income from investment operations:

Investment income, net†	0.17 (a)	0.16	(a)	0.14	(a)	0.06	^ (a)	0.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.36)	0.54		1.61		0.27		(0.40)

Contributions from affiliates	0	0		0.00	(b)	0.00	(b)	0

Total from investment operations	(0.19)	0.70		1.75		0.33		(0.33)

Less dividends and distributions:

Dividends from net investment income	(0.15)	(0.33)		(0.09)		(0.06)		(0.12)

Distributions from net realized gain on investment transactions	(0.17)	(0.04)		0		(0.48)		(0.68)

Total dividends and distributions	(0.32)	(0.37)		(0.09)		(0.54)		(0.80)

Net asset value, end of period	$13.82	$14.33		$14.00		$12.34		$12.55

Total return (c)	(1.12)%	5.01%	#	14.25%		2.61%	^	(2.42)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,041,177	$1,119,490		$1,075,867		$985,732		$921,095

Average net assets (000 omitted)	$1,048,726	$1,114,328		$1,020,239		$955,478		$949,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.60%	0.57%		0.62%		0.79%		0.93% +

Expenses, before waivers/reimbursements (d)	0.93%	0.92%		0.92%		0.93%		0.93% +

Net investment income	1.28% (a)	1.09%	(a)	1.05%	(a)	0.48%	^ (a)	0.55% +

Portfolio turnover rate	20%	42%		49%		71%		91%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2019 Annual Report	103

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$10.96		$11.00		$10.67		$10.22		$10.84

Income from investment operations:

Investment income, net†	0.21	(a)	0.20	(a)	0.16	(a)	0.12	^ (a)	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17		0.01		0.42		0.48		(0.22)

Contributions from affiliates	0.00	(b)	0.00	(b)	0.00	(b)	0		0

Total from investment operations	0.38		0.21		0.58		0.60		(0.13)

Less dividends and distributions:

Dividends from net investment income	(0.26)		(0.23)		(0.25)		0		(0.29)

Distributions from net realized gain on investment transactions	(0.14)		(0.02)		0		(0.15)		(0.20)

Total dividends and distributions	(0.40)		(0.25)		(0.25)		(0.15)		(0.49)

Net asset value, end of period	$10.94		$10.96		$11.00		$10.67		$10.22

Total return (c)	3.75%		1.93%		5.59%		5.83%	^	(1.20)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,024,761		$1,052,414		$1,037,681		$971,463		$900,438

Average net assets (000 omitted)	$1,014,279		$1,055,548		$985,539		$932,575		$911,500

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.83%		0.81%		0.84%		0.85%		0.87% +

Expenses, before waivers/reimbursements (d)	0.86%		0.86%		0.87%		0.87%		0.87% +

Net investment income	1.95%	(a)	1.78%	(a)	1.49%	(a)	1.19%	^ (a)	0.84% +

Portfolio turnover rate	67%		116%		115%		105%		226%

See Footnote Summary on page 112.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$10.98		$11.03		$10.69		$10.23		$10.85

Income from investment operations:

Investment income, net†	0.22	(a)	0.21	(a)	0.18	(a)	0.14	^ (a)	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.18		0.01		0.42		0.47		(0.23)

Contributions from affiliates	0.00	(b)	0.00	(b)	0.00	(b)	0		0

Total from investment operations	0.40		0.22		0.60		0.61		(0.12)

Less dividends and distributions:

Dividends from net investment income	(0.27)		(0.25)		(0.26)		0		(0.30)

Distributions from net realized gain on investment transactions	(0.14)		(0.02)		0		(0.15)		(0.20)

Total dividends and distributions	(0.41)		(0.27)		(0.26)		(0.15)		(0.50)

Net asset value, end of period	$10.97		$10.98		$11.03		$10.69		$10.23

Total return (c)	3.97%		2.02%		5.83%		5.92%	^	(1.08)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$218,022		$228,731		$217,317		$242,915		$227,368

Average net assets (000 omitted)	$226,099		$226,777		$228,978		$234,250		$199,315

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.68%		0.66%		0.69%		0.71%		0.72% +

Expenses, before waivers/reimbursements (d)	0.71%		0.71%		0.71%		0.72%		0.72% +

Net investment income	2.10%	(a)	1.93%	(a)	1.65%	(a)	1.34%	^ (a)	1.03% +

Portfolio turnover rate	67%		116%		115%		105%		226%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2019 Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.25	$11.50	$11.10		$10.81		$11.11

Income from investment operations:

Investment income, net†	0.21 (a)	0.19 (a)	0.17	(a)	0.13	^ (a)	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)	0.02	0.50		0.32		(0.22)

Contributions from affiliates	0	0	0.00	(b)	0		0

Total from investment operations	0.18	0.21	0.67		0.45		(0.08)

Less dividends and distributions:

Dividends from net investment income	(0.20)	(0.18)	(0.17)		(0.14)		(0.09)

Distributions from net realized gain on investment transactions	(0.11)	(0.28)	(0.10)		(0.02)		(0.13)

Total dividends and distributions	(0.31)	(0.46)	(0.27)		(0.16)		(0.22)

Net asset value, end of period	$11.12	$11.25	$11.50		$11.10		$10.81

Total return (c)	1.81%	1.86%	6.23%		4.19%	^	(0.69)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,240,530	$1,314,251	$1,299,848		$1,284,948		$1,216,063

Average net assets (000 omitted)	$1,254,989	$1,319,846	$1,271,281		$1,256,664		$1,234,170

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.83%	0.81%	0.82%		0.82%		0.84% +

Expenses, before waivers/reimbursements (d)	0.84%	0.83%	0.84%		0.84%		0.84% +

Net investment income	1.89% (a)	1.68% (a)	1.50%	(a)	1.20%	^ (a)	1.29% +

Portfolio turnover rate	12%	22%	22%		41%		39%

See Footnote Summary on page 112.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.27	$11.52	$11.12		$10.83		$11.13

Income from investment operations:

Investment income, net†	0.22 (a)	0.21 (a)	0.18	(a)	0.15	^ (a)	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)	0.02	0.51		0.32		(0.22)

Contributions from affiliates	0	0	0.00	(b)	0		0

Total from investment operations	0.20	0.23	0.69		0.47		(0.06)

Less dividends and distributions:

Dividends from net investment income	(0.22)	(0.20)	(0.19)		(0.16)		(0.11)

Distributions from net realized gain on investment transactions	(0.11)	(0.28)	(0.10)		(0.02)		(0.13)

Total dividends and distributions	(0.33)	(0.48)	(0.29)		(0.18)		(0.24)

Net asset value, end of period	$11.14	$11.27	$11.52		$11.12		$10.83

Total return (c)	1.93%	2.01%	6.38%		4.38%	^	(0.58)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$601,605	$643,676	$632,692		$620,156		$547,236

Average net assets (000 omitted)	$611,585	$646,854	$616,284		$585,731		$546,048

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.68%	0.66%	0.67%		0.67%		0.69% +

Expenses, before waivers/reimbursements (d)	0.69%	0.68%	0.69%		0.69%		0.69% +

Net investment income	2.03% (a)	1.83% (a)	1.65%	(a)	1.35%	^ (a)	1.44% +

Portfolio turnover rate	12%	22%	22%		41%		39%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2019 Annual Report	107

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.29	$11.49	$11.02		$10.80		$11.09

Income from investment operations:

Investment income, net†	0.19 (a)	0.17 (a)	0.14	(a)	0.11	^ (a)	0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)	0.07	0.52		0.31		(0.20)

Contributions from affiliates	0	0	0.00	(b)	0		0

Total from investment operations	0.16	0.24	0.66		0.42		(0.08)

Less dividends and distributions:

Dividends from net investment income	(0.18)	(0.18)	(0.09)		(0.15)		(0.06)

Distributions from net realized gain on investment transactions	(0.13)	(0.26)	(0.10)		(0.05)		(0.15)

Total dividends and distributions	(0.31)	(0.44)	(0.19)		(0.20)		(0.21)

Net asset value, end of period	$11.14	$11.29	$11.49		$11.02		$10.80

Total return (c)	1.53%	2.13%	6.13%		3.94%	^	(0.72)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$356,936	$368,640	$359,764		$349,358		$331,496

Average net assets (000 omitted)	$355,345	$366,150	$348,603		$342,317		$335,669

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.86%	0.85%	0.86%		0.87%		0.88% +

Expenses, before waivers/reimbursements (d)	0.87%	0.87%	0.87%		0.88%		0.88% +

Net investment income	1.75% (a)	1.49% (a)	1.29%	(a)	1.02%	^ (a)	1.10% +

Portfolio turnover rate	14%	28%	23%		33%		42%

See Footnote Summary on page 112.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.31	$11.50		$11.04		$10.82		$11.11

Income from investment operations:

Investment income, net†	0.21 (a)	0.19	(a)	0.16	(a)	0.13	^ (a)	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.04)	0.08		0.51		0.31		(0.21)

Contributions from affiliates	0	0		0.00	(b)	0		0

Total from investment operations	0.17	0.27		0.67		0.44		(0.07)

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.20)		(0.11)		(0.17)		(0.07)

Distributions from net realized gain on investment transactions	(0.13)	(0.26)		(0.10)		(0.05)		(0.15)

Total dividends and distributions	(0.32)	(0.46)		(0.21)		(0.22)		(0.22)

Net asset value, end of period	$11.16	$11.31		$11.50		$11.04		$10.82

Total return (c)	1.65%	2.37%	#	6.28%		4.13%	^	(0.61)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$209,891	$221,368		$221,485		$204,539		$173,955

Average net assets (000 omitted)	$217,264	$225,633		$207,974		$185,830		$180,717

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.71%	0.70%		0.71%		0.72%		0.73% +

Expenses, before waivers/reimbursements (d)	0.72%	0.72%		0.72%		0.73%		0.73% +

Net investment income	1.90% (a)	1.64%	(a)	1.45%	(a)	1.17%	^ (a)	1.25% +

Portfolio turnover rate	14%	28%		23%		33%		42%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2019 Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.19	$11.43	$10.99		$10.72		$11.03

Income from investment operations:

Investment income, net†	0.20 (a)	0.17 (a)	0.15	(a)	0.12	^ (a)	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)	0.04	0.52		0.34		(0.22)

Contributions from affiliates	0	0	0.00	(b)	0		0

Total from investment operations	0.17	0.21	0.67		0.46		(0.09)

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.18)	(0.11)		(0.16)		(0.08)

Distributions from net realized gain on investment transactions	(0.13)	(0.27)	(0.12)		(0.03)		(0.14)

Total dividends and distributions	(0.32)	(0.45)	(0.23)		(0.19)		(0.22)

Net asset value, end of period	$11.04	$11.19	$11.43		$10.99		$10.72

Total return (c)	1.67%	1.84%	6.17%		4.21%	^	(0.77)% #

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$335,908	$372,015	$369,475		$360,981		$340,002

Average net assets (000 omitted)	$343,928	$375,576	$362,361		$354,792		$343,951

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.88%	0.86%	0.87%		0.88%		0.89% +

Expenses, before waivers/reimbursements (d)	0.89%	0.88%	0.88%		0.89%		0.89% +

Net investment income	1.84% (a)	1.54% (a)	1.32%	(a)	1.08%	^ (a)	1.22% +

Portfolio turnover rate	19%	31%	17%		39%		41%

See Footnote Summary on page 112.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15

Net asset value, beginning of period	$11.21	$11.45	$11.02		$10.75		$11.05

Income from investment operations:

Investment income, net†	0.22 (a)	0.19 (a)	0.16	(a)	0.13	^ (a)	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.04)	0.04	0.51		0.35		(0.21)

Contributions from affiliates	0	0	0.00	(b)	0		0

Total from investment operations	0.18	0.23	0.67		0.48		(0.06)

Less dividends and distributions:

Dividends from net investment income	(0.20)	(0.20)	(0.12)		(0.18)		(0.10)

Distributions from net realized gain on investment transactions	(0.13)	(0.27)	(0.12)		(0.03)		(0.14)

Total dividends and distributions	(0.33)	(0.47)	(0.24)		(0.21)		(0.24)

Net asset value, end of period	$11.06	$11.21	$11.45		$11.02		$10.75

Total return (c)	1.79%	1.99%	6.23%		4.49%	^	(0.57)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$84,996	$85,946	$88,232		$88,167		$64,025

Average net assets (000 omitted)	$81,875	$87,212	$87,691		$78,704		$60,880

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	0.73%	0.71%	0.72%		0.73%		0.74% +

Expenses, before waivers/reimbursements (d)	0.74%	0.73%	0.73%		0.74%		0.74% +

Net investment income	1.99% (a)	1.69% (a)	1.47%	(a)	1.23%	^ (a)	1.37% +

Portfolio turnover rate	19%	31%	17%		39%		41%

See Footnote Summary on page 112.

See Notes to Financial Statements.

2019 Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

†	Based on average shares outstanding.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax-Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay C	0.0003	0.003%	0.003%
Tax-Aware Overlay N	0.0003	0.003%	0.003%

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Net of expenses waived/reimbursed by the Adviser.
(b)	Amount is less than $.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.34%	.37%	.31%	.14%
Tax-Aware Overlay A Portfolio	.34%	.36%	.31%	.14%
Overlay B Portfolio	.05%	.07%	.02%	N/A
Tax-Aware Overlay B Portfolio	.05%	.04%	.02%	N/A
Tax-Aware Overlay C Portfolio	.03%	.04%	.03%	N/A
Tax-Aware Overlay N Portfolio	.03%	.04%	.02%	N/A

Waiver:

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.33%	.36%	.30%	.14%
Tax-Aware Overlay A Portfolio	.33%	.35%	.30%	.14%
Overlay B Portfolio	.03%	.05%	.02%	N/A
Tax-Aware Overlay B Portfolio	.02%	.02%	.02%	N/A
Tax-Aware Overlay C Portfolio	.01%	.02%	.01%	N/A
Tax-Aware Overlay N Portfolio	.01%	.02%	.02%	N/A

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, Class B**, Class C and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class B**, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A, Class B** and Class C

*	Bernstein Class

**	All outstanding Class B shares were converted to Class A shares on November 7, 2019

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the

2019 Annual Report	113

Notes to Financial Statements (continued)

securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

114	Sanford C. Bernstein Fund, Inc.

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2019 Annual Report	115

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2019:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$1,158,799,264	$0	$0	$1,158,799,264

Investment Companies	789,008,924	0	0	789,008,924

Short-Term Investments:

Investment Companies	18,419,223	0	0	18,419,223

U.S. Treasury Bills	0	7,982,577	0	7,982,577
Total Investments in Securities	1,966,227,411	7,982,577	0	1,974,209,988

Other Financial Instruments (b):

Assets:

Futures	6,419,153	1,716,764	0	8,135,917	(c)

Forward Currency Exchange Contracts	0	6,633,687	0	6,633,687

Centrally Cleared Credit Default Swaps	0	11,847,639	0	11,847,639	(c)

Liabilities:

Futures	(4,205,616)	(2,649,546)	0	(6,855,162	) (c)

Forward Currency Exchange Contracts	0	(9,916,099)	0	(9,916,099)

Total	$1,968,440,948	$15,615,022	$0	$1,984,055,970

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$2,420,331,122	$0	$0	$2,420,331,122

Investment Companies	1,598,930,049	0	0	1,598,930,049

Short-Term Investments:

Investment Companies	125,722,224	0	0	125,722,224

U.S. Treasury Bills	0	10,480,772	0	10,480,772
Total Investments in Securities	4,144,983,395	10,480,772	0	4,155,464,167

Other Financial Instruments (b):

Assets:

Futures	12,828,058	3,773,369	0	16,601,427	(c)

Forward Currency Exchange Contracts	0	14,090,044	0	14,090,044

Centrally Cleared Credit Default Swaps	0	25,041,067	0	25,041,067	(c)

Liabilities:

Futures	(9,335,605)	(5,482,168)	0	(14,817,773	) (c)

Forward Currency Exchange Contracts	0	(21,126,795)	0	(21,126,795)

Total	$4,148,475,848	$26,776,289	$0	$4,175,252,137

116	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Inflation-Linked Securities	$0	$338,529,703	$0	$338,529,703

Governments—Treasuries	0	201,784,206	0	201,784,206

Corporates—Investment Grade	0	190,845,504	0	190,845,504

Investment Companies	139,528,941	0	0	139,528,941

Mortgage Pass-Throughs	0	81,082,609	0	81,082,609

Commercial Mortgage-Backed Securities	0	57,951,555	0	57,951,555

Collateralized Mortgage Obligations	0	47,113,660	0	47,113,660

Asset-Backed Securities	0	18,599,605	8,891,154	27,490,759

Corporates—Non-Investment Grade	0	26,334,190	0	26,334,190

Covered Bonds	0	17,883,156	0	17,883,156

Quasi-Sovereigns	0	12,455,728	0	12,455,728

Collateralized Loan Obligations	0	0	8,281,943	8,281,943

Agencies	0	8,210,865	0	8,210,865

Emerging Markets—Sovereigns	0	4,489,463	0	4,489,463

Emerging Markets—Corporate Bonds	0	3,513,333	0	3,513,333

Governments—Sovereign Bonds	0	2,751,656	0	2,751,656

Supranationals	0	1,906,358	0	1,906,358

Governments—Sovereign Agencies	0	1,681,890	0	1,681,890

Emerging Markets—Treasuries	0	963,132	0	963,132

Local Governments—Provincial Bonds	0	961,202	0	961,202

Short-Term Investments:

Investment Companies	48,266,659	0	0	48,266,659

Governments—Treasuries	0	18,410,598	0	18,410,598

U.S. Treasury Bills	0	11,499,553	0	11,499,553

Total Investments in Securities	187,795,600	1,046,967,966	17,173,097	1,251,936,663

Other Financial Instruments (b):

Assets:

Futures	762,420	912,496	0	1,674,916	(c)

Forward Currency Exchange Contracts	0	7,265,249	0	7,265,249

Centrally Cleared Credit Default Swaps	0	2,932,366	0	2,932,366	(c)

Centrally Cleared Inflation (CPI) Swaps	0	5,401	0	5,401	(c)

Centrally Cleared Interest Rate Swaps	0	1,074,499	0	1,074,499	(c)

Credit Default Swaps	0	164,138	0	164,138

Inflation (CPI) Swaps	0	25,256	0	25,256

Liabilities:

Futures	(5,066,718)	(146,514)	0	(5,213,232	) (c)

Forward Currency Exchange Contracts	0	(5,030,644)	0	(5,030,644)

Centrally Cleared Credit Default Swaps	0	(299,819)	0	(299,819	) (c)

Centrally Cleared Interest Rate Swaps	0	(3,187,294)	0	(3,187,294	) (c)

Credit Default Swaps	0	(2,451,006)	0	(2,451,006)

Total	$183,491,302	$1,048,232,094	$17,173,097	$1,248,896,493

2019 Annual Report	117

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Long-Term Municipal Bonds	$0	$1,335,383,200	$0	$1,335,383,200

Investment Companies	413,168,221	0	0	413,168,221

Governments—Treasuries	0	12,581,317	0	12,581,317

Short-Term Investments:

U.S. Treasury Bills	0	48,919,936	0	48,919,936

Investment Companies	31,324,792	0	0	31,324,792

Total Investments in Securities	444,493,013	1,396,884,453	0	1,841,377,466

Other Financial Instruments (b):

Assets:

Futures	777,176	1,330,007	0	2,107,183	(c)

Forward Currency Exchange Contracts	0	1,840,493	0	1,840,493

Centrally Cleared Credit Default Swaps	0	4,128,605	0	4,128,605	(c)

Centrally Cleared Interest Rate Swaps	0	512,882	0	512,882	(c)

Inflation (CPI) Swaps	0	885,491	0	885,491

Liabilities:

Futures	(4,656,325)	(273,739)	0	(4,930,064	) (c)

Forward Currency Exchange Contracts	0	(4,441,437)	0	(4,441,437)

Centrally Cleared Inflation (CPI) Swaps	0	(319,448)	0	(319,448	) (c)

Centrally Cleared Interest Rate Swaps	0	(414,203)	0	(414,203	) (c)

Credit Default Swaps	0	(337,942)	0	(337,942)

Inflation (CPI) Swaps	0	(9,479,125)	0	(9,479,125)

Total	$440,613,864	$1,390,316,037	$0	$1,830,929,901

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Long- Term Municipal Bonds	$0	$386,863,178	$0	$386,863,178

Short-Term Municipal Notes	0	26,424,182	0	26,424,182

Investment Companies	124,595,258	0	0	124,595,258

Inflation-Linked Securities	0	2,150,298	0	2,150,298

Governments—Treasuries	0	204,406	0	204,406

Short-Term Investments:

U.S. Treasury Bills	0	25,349,169	0	25,349,169

Investment Companies	5,515,977	0	0	5,515,977

Total Investments in Securities	130,111,235	440,991,233	0	571,102,468

Other Financial Instruments (b):

Assets:

Futures	246,129	435,773	0	681,902	(c)

Forward Currency Exchange Contracts	0	549,416	0	549,416

Centrally Cleared Credit Default Swaps	0	1,273,081	0	1,273,081	(c)

Centrally Cleared Interest Rate Swaps	0	535,844	0	535,844	(c)

Inflation (CPI) Swaps	0	253,985	0	253,985

118	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Liabilities:

Futures	$(1,426,093)	$(62,771)	$0	$(1,488,864	) (c)

Forward Currency Exchange Contracts	0	(1,396,851)	0	(1,396,851)

Centrally Cleared Inflation (CPI) Swaps	0	(96,522)	0	(96,522	) (c)

Centrally Cleared Interest Rate Swaps	0	(119,799)	0	(119,799	) (c)

Credit Default Swaps	0	(122,466)	0	(122,466)

Inflation (CPI) Swaps	0	(2,652,348)	0	(2,652,348)

Total	$128,931,271	$439,588,575	$0	$568,519,846

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Long-Term Municipal Bonds	$0	$303,392,110	$0	$303,392,110

Investment Companies	87,234,748	0	0	87,234,748

Governments—Treasuries	0	4,967,592	0	4,967,592

Inflation-Linked Securities	0	1,353,652	0	1,353,652

Short-Term Investments:

U.S. Treasury Bills	0	20,957,747	0	20,957,747

Investment Companies	5,347,132	0	0	5,347,132

Total Investments in Securities	92,581,880	330,671,101	0	423,252,981

Other Financial Instruments (b):

Assets:

Futures	89,560	305,077	0	394,637	(c)

Forward Currency Exchange Contracts	0	419,765	0	419,765

Centrally Cleared Credit Default Swaps	0	942,337	0	942,337	(c)

Centrally Cleared Interest Rate Swaps	0	204,346	0	204,346	(c)

Inflation (CPI) Swaps	0	198,974	0	198,974

Liabilities:

Futures	(1,056,887)	(62,045)	0	(1,118,932	) (c)

Forward Currency Exchange Contracts	0	(1,014,273)	0	(1,014,273)

Centrally Cleared Inflation (CPI) Swaps	0	(74,251)	0	(74,251	) (c)

Credit Default Swaps	0	(98,899)	0	(98,899)

Inflation (CPI) Swaps	0	(2,024,462)	0	(2,024,462)

Total	$91,614,553	$329,467,670	$0	$421,082,223

(a)	See schedule of investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2019 Annual Report	119

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADE	COMMERCIAL MORTGAGE-BACKED SECURITIES		ASSET- BACKED SECURITIES
Balance as of 9/30/18	$1,058,102	$8,723,003		$9,808,277

Accrued discounts/(premiums)	0	1,190		66

Realized gain (loss)	10,659	80,426		221

Change in unrealized appreciation/depreciation	(3,102)	(41,109)		128,041

Purchases/Payups	0	0		4,041,770

Sales/Paydowns	(1,065,659)	(1,853,627)		(5,087,221)

Transfers in to Level 3	0	0		0

Transfers out of Level 3	0	(6,909,883)		0

Balance as of 9/30/19	$0	$0		$8,891,154

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$0	$0		$125,645

	COLLATERALIZED LOAN OBLIGATIONS	TOTAL
Balance as of 9/30/18	$6,650,718	$26,240,100

Accrued discounts/(premiums)	207	1,463

Realized gain (loss)	0	91,306

Change in unrealized appreciation/depreciation	(49,669)	34,161

Purchases/Payups	1,680,687	5,722,457

Sales/Paydowns	0	(8,006,507)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	(6,909,883	) (b)

Balance as of 9/30/19	$8,281,943	$17,173,097

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$(49,669)	$75,976

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2019, all Level 3 securities were priced by third party vendors.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

120	Sanford C. Bernstein Fund, Inc.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2019, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

2019 Annual Report	121

Notes to Financial Statements (continued)

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to contributions from affiliates are reflected as adjustments to the components of net assets as of September 30, 2019, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Overlay A	$(124,260)	$124,260

Tax-Aware Overlay A	0	0

Overlay B	(4,165)	4,165

Tax-Aware Overlay B	0	0

Tax-Aware Overlay C	0	0

Tax-Aware Overlay N	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to January 1, 2018, the investment management fee was 0.90% of the average daily net assets of Overlay A and Tax-Aware Overlay A Portfolios.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2

Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

122	Sanford C. Bernstein Fund, Inc.

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2020 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2019, there was no such reimbursement/waivers.

During the year ended September 30, 2019, the Adviser reimbursed the Overlay A and Overlay B Portfolios $124,260 and $4,165, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2018, the Adviser reimbursed the Overlay B Portfolio $3,665 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the

2019 Annual Report	123

Notes to Financial Statements (continued)

advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2019, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT

Overlay A	$91,870

Tax-Aware Overlay A	262,750

Overlay B	32,269

Tax-Aware Overlay B	77,541

Tax-Aware Overlay C	11,514

Tax-Aware Overlay N	15,133

AMRR	AMOUNT
Overlay A	$1,372,660
Tax-Aware Overlay A	2,740,147
Overlay B	383,819
Tax-Aware Overlay B	123,702
Tax-Aware Overlay C	37,220

Tax-Aware Overlay N	28,264

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Tax-Managed International Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2020, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2019, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAXMANAGED INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z

Overlay A	$0	$1,328,716	$394,466	$2,250,776	$967,260	$381,337

Tax-Aware Overlay A	2,659,150	0	822,228	4,674,893	2,006,862	785,335

124	Sanford C. Bernstein Fund, Inc.

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2019 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$26,860	$814,649	$823,090	$0	$0	$18,419	$2,145	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	391,778	3,694	241,518	(5,110)	(15,695)	133,149	3,693	0

Bernstein Fund, Inc.: International Small Cap Portfolio	96,171	7,590	0	0	(14,994)	88,767	2,446	5,143

International Strategic Equities Portfolio	315,933	8,612	0	0	(21,319)	303,226	5,321	3,291

Small Cap Core Portfolio	49,000	3,099	0	0	(7,903)	44,196	692	2,407

Sanford C. Bernstein Fund, Inc.: AB Emerging Markets Portfolio	38,844	2,713	0	0	(2,968)	38,589	537	2,176

AB International Portfolio	176,840	8,466	0	0	(15,987)	169,319	3,984	4,482

Total				$(5,110)	$(78,866)	$795,665	$18,818	$17,499

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$62,098	$1,608,595	$1,544,970	$0	$0	$125,723	$6,086	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	791,222	7,442	495,424	(11,457)	(30,318)	261,465	7,443	0

Bernstein Fund, Inc.: International Small Cap Portfolio	199,535	15,747	0	0	(31,110)	184,172	5,074	10,673

International Strategic Equities Portfolio	656,197	17,887	0	0	(44,280)	629,804	11,052	6,835

Small Cap Core Portfolio	100,912	6,382	0	0	(16,275)	91,019	1,425	4,957

2019 Annual Report	125

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Sanford C. Bernstein Fund, Inc.: AB Emerging Markets Portfolio	$80,967	$5,655	$0	$0	$(6,187)	$80,435	$1,120	$4,535

AB Tax-Managed International Portfolio	367,533	6,154	0	0	(21,653)	352,034	6,154	0

Total				$(11,457)	$(149,823)	$1,724,652	$38,354	$27,000

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$52,625	$416,534	$420,893	$0	$0	$48,266	$729	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	93,300	1,018	48,588	81	(5,219)	40,592	1,019	0

Total				$81	$(5,219)	$88,858	$1,748	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$82,382	$476,333	$527,390	$0	$0	$31,325	$1,763	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	80,033	424	76,655	(5,946)	2,144	0	425	0

Total				$(5,946)	$2,144	$31,325	$2,188	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$12,647	$158,178	$165,309	$0	$0	$5,516	$268	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	24,082	128	23,066	(1,789)	645	0	128	0

Total				$(1,789)	$645	$5,516	$396	$0

126	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.— TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$3,409	$105,842	$103,904	$0	$0	$5,347	$349	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	18,848	95	18,059	(1,389)	505	0	96	0

Total				$(1,389)	$505	$5,347	$445	$0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$401,957,221	$0	$594,904,346	$0

Tax-Aware Overlay A	809,062,140	0	1,207,420,820	0

Overlay B	388,207,450	408,919,386	455,674,907	374,608,541

Tax-Aware Overlay B	200,966,251	7,931,212	313,051,265	0

Tax-Aware Overlay C	70,213,478	2,163,944	93,196,587	13,993,872

Tax-Aware Overlay N	67,169,610	6,189,373	91,325,021	15,291,332

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$1,635,947,933	$388,844,396	$(54,121,599)	$334,722,797

Tax-Aware Overlay A	3,327,021,010	879,761,758	(57,198,859)	822,562,899

Overlay B	1,206,574,027	64,762,011	(22,509,663)	42,252,348

Tax-Aware Overlay B	1,705,504,534	153,187,238	(26,683,021)	126,504,217

Tax-Aware Overlay C	532,023,308	44,633,366	(7,789,520)	36,843,846

Tax-Aware Overlay N	393,615,688	33,520,180	(5,764,260)	27,755,920

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2019 Annual Report	127

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2019, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

128	Sanford C. Bernstein Fund, Inc.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2019, the Portfolios held purchased options for hedging and non-hedging purposes. During the year ended September 30, 2019, the Portfolios held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

2019 Annual Report	129

Notes to Financial Statements (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2019, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2019, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C, Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to

130	Sanford C. Bernstein Fund, Inc.

the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the Portfolios held credit default swaps for non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2019, the Portfolios held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2019, the Overlay B Portfolio held variance swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2019 Annual Report	131

Notes to Financial Statements (continued)

During the year ended September 30, 2019, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$35,521	*	Receivable/Payable for variation margin on futures	$1,876,761	*

Equity contracts	Receivable/Payable for variation margin on futures	8,100,396	*	Receivable/Payable for variation margin on futures	4,978,401	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	58,729	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,633,687		Unrealized depreciation on forward currency exchange contracts	9,916,099

Total		$14,828,333			$16,771,261

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$22,305,180	$2,727,679

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(54,646,584)	(6,701,346)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(6,296,812)	(1,557,085)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	2,015,476	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(484,222)	0

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,701,143	58,729

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	749,581	(480,461)

Total		$(32,656,238)	$(5,952,484)

132	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$4,174,995	*

Equity contracts	Receivable/Payable for variation margin on futures	$16,601,427	*	Receivable/Payable for variation margin on futures	10,642,778	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	117,310	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	14,090,044		Unrealized depreciation on forward currency exchange contracts	21,126,795

Total		$30,808,781			$35,944,568

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$45,142,960	$6,056,446

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(105,285,261)	(14,312,999)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(12,594,403)	(3,459,310)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	3,811,611	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(955,226)	0

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,835,727	117,310

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,696,845)	5,245,891

Total		$(66,741,437)	$(6,352,662)

2019 Annual Report	133

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$762,420	*	Receivable/Payable for variation margin on futures	$2,937,311	*

Equity contracts	Receivable/Payable for variation margin on futures	912,496	*	Receivable/Payable for variation margin on futures	2,275,921	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	19,408	*	Receivable/Payable for variation margin on centrally cleared swaps	33,799	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,078,043	*	Receivable/Payable for variation margin on centrally cleared swaps	3,252,677	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,265,249		Unrealized depreciation on forward currency exchange contracts	5,030,644

Interest rate contracts	Unrealized appreciation on inflation swaps	25,256

Credit contracts	Market value on credit default swaps	164,138		Market value on credit default swaps	2,451,006

Total		$10,227,010			$15,981,358

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(9,714,214)	$(1,061,701)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(4,773,641)	(6,327,905)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(2,727,309)	(252,076)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	410,107	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(109,382)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	546,198	(3,626,818)

134	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,392,527	$641,144

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(18,605)	13,658

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,539,343)	(137,535)

Total		$(16,533,662)	$(10,751,233)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$2,348,268	*

Equity contracts	Receivable/Payable for variation margin on futures	$2,107,183	*	Receivable/Payable for variation margin on futures	2,581,796	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	19,342	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	512,882	*	Receivable/Payable for variation margin on centrally cleared swaps	733,651	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,840,493		Unrealized depreciation on forward currency exchange contracts	4,441,437

Interest rate contracts	Unrealized appreciation on inflation swaps	885,491		Unrealized depreciation on inflation swaps	9,479,125

Credit contracts				Market value on credit default swaps	337,942

Total		$5,365,391			$19,922,219

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(10,962,114)	$(1,610,724)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(8,341,282)	(7,219,771)

2019 Annual Report	135

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(5,140,686)	$(1,850,525)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	690,756	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(161,088)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,044,043)	(13,616,667)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,448,176	166,215

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,589,696)	0

Total		$(27,099,977)	$(24,131,472)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$718,828	*

Equity contracts	Receivable/Payable for variation margin on futures	$681,902	*	Receivable/Payable for variation margin on futures	770,036	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,964	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	535,844	*	Receivable/Payable for variation margin on centrally cleared swaps	216,321	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	549,416		Unrealized depreciation on forward currency exchange contracts	1,396,851

Interest rate contracts	Unrealized appreciation on inflation swaps	253,985		Unrealized depreciation on inflation swaps	2,652,348

Credit contracts				Market value on credit default swaps	122,466

Total		$2,027,111			$5,876,850

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

136	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,357,662)	$(494,096)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,375,431)	(2,076,651)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,661,013)	(597,496)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	198,821	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(57,676)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(297,010)	(3,656,983)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	452,489	55,982

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,096,831)	0

Total		$(8,194,313)	$(6,769,244)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$534,149	*

Equity contracts	Receivable/Payable for variation margin on futures	$394,637	*	Receivable/Payable for variation margin on futures	584,783	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	4,415	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	204,346	*	Receivable/Payable for variation margin on centrally cleared swaps	74,251	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	419,765		Unrealized depreciation on forward currency exchange contracts	1,014,273

2019 Annual Report	137

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Unrealized appreciation on inflation swaps	$198,974	Unrealized depreciation on inflation swaps	$2,024,462

Credit contracts			Market value on credit default swaps	98,899

Total		$1,222,137		$4,330,817

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,492,263)	$(359,002)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,543,786)	(1,821,541)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,203,300)	(413,988)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	161,918	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(36,354)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(309,560)	(2,908,677)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	340,346	44,781

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(819,682)	0

Total		$(5,902,681)	$(5,458,427)

138	Sanford C. Bernstein Fund, Inc.

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2019:

OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$636,139,612

Average notional amount of sale contracts	$711,070,297

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$593,157,223

Average principal amount of sale contracts	$559,147,810

Purchased Options:

Average notional amount	$733,323,000	(a)

Written Options:

Average notional amount	$478,500,000	(b)

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$168,215,850	(c)

Total Return Swaps:

Average notional amount	$105,073,514	(a)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for two months during the year.

TAX-AWARE OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$1,311,061,387

Average notional amount of sale contracts	$1,373,184,045

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,236,102,071

Average principal amount of sale contracts	$1,157,180,387

Purchased Options:

Average notional amount	$1,528,896,000	(a)

Written Options:

Average notional amount	$997,600,000	(b)

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$355,944,600	(c)

Total Return Swaps:

Average notional amount	$210,283,142	(d)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for six months during the year.

2019 Annual Report	139

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$446,874,801

Average notional amount of sale contracts	$370,607,864

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$243,833,211

Average principal amount of sale contracts	$369,626,149

Purchased Options:

Average notional amount	$167,679,000	(a)

Written Options:

Average notional amount	$107,300,000	(b)

Inflation Swaps:

Average notional amount	$7,579,231

Centrally Cleared Interest Rate Swaps:

Average notional amount	$267,387,610

Centrally Cleared Inflation Swaps:

Average notional amount	$5,000,000	(b)

Credit Default Swaps:

Average notional amount of buy contracts	$16,112,077

Average notional amount of sale contracts	$32,734,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$18,519,600

Average notional amount of sale contracts	$15,537,428

Total Return Swaps:

Average notional amount	$14,498,226	(c)

Variance Swap

Average notional amount	$974,630	(d)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for six months during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$237,672,430

Average notional amount of sale contracts	$209,735,309

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$250,698,786

Average principal amount of sale contracts	$143,501,469

Purchased Options:

Average notional amount	$253,352,000	(a)

140	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
Written Options:

Average notional amount	$165,300,000	(b)

Inflation Swaps:

Average notional amount	$436,547,615

Centrally Cleared Interest Rate Swaps:

Average notional amount	$89,020,000	(c)

Centrally Cleared Inflation Swaps:

Average notional amount	$45,415,000	(c)

Credit Default Swaps:

Average notional amount of sale contracts	$3,911,538

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$59,122,800	(d)

Total Return Swaps:

Average notional amount	$22,895,305	(d)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for two months during the year.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:

Average notional amount of buy contracts	$73,411,557

Average notional amount of sale contracts	$72,669,495

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$78,049,264

Average principal amount of sale contracts	$42,528,501

Purchased Options:

Average notional amount	$77,610,000	(a)

Written Options:

Average notional amount	$49,300,000	(b)

Inflation Swaps:

Average notional amount	$128,229,154

Centrally Cleared Interest Rate Swaps:

Average notional amount	$14,180,000	(c)

Centrally Cleared Inflation Swaps:

Average notional amount	$13,740,000	(d)

Credit Default Swaps:

Average notional amount of sale contracts	$1,421,923

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$18,225,900	(e)

2019 Annual Report	141

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Total Return Swaps:

Average notional amount	$6,995,658	(e)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for four months during the year.

(e)	Positions were open for two months during the year.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:

Average notional amount of buy contracts	$55,159,545

Average notional amount of sale contracts	$42,256,997

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$57,190,288

Average principal amount of sale contracts	$32,598,941

Purchased Options:

Average notional amount	$58,018,000	(a)

Written Options:

Average notional amount	$37,700,000	(b)

Inflation Swaps:

Average notional amount	$96,955,385

Centrally Cleared Interest Rate Swaps:

Average notional amount	$24,320,000	(c)

Centrally Cleared Inflation Swaps:

Average notional amount	$10,540,000	(c)

Credit Default Swaps:

Average notional amount of sale contracts	$1,148,462

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$13,553,100	(d)

Total Return Swaps:

Average notional amount	$5,227,988	(d)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

142	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$62,202	$0	$0	$0	$62,202

Barclays Bank PLC	37,391	0	0	0	37,391

BNP Paribas SA	255,036	(255,036)	0	0	0

Citibank, NA	1,548,020	(1,548,020)	0	0	0

Credit Suisse International	44,542	(44,542)	0	0	0

Goldman Sachs Bank USA	1,109,638	0	(770,000)	0	339,638

JPMorgan Chase Bank, NA	1,870,636	(1,870,636)	0	0	0

Natwest Markets PLC	271,776	(271,776)	0	0	0

Royal Bank Of Canada	502,787	0	0	0	502,787

Standard Chartered Bank	391,732	0	0	0	391,732

State Street Bank & Trust Co.	1,595	0	0	0	1,595

UBS AG	538,332	(117,425)	0	0	420,907

Total	$6,633,687	$(4,107,435)	$(770,000)	$0	$1,756,252	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

BNP Paribas SA	$1,318,036	$(255,036)	$0	$0	$1,063,000

Citibank, NA	2,712,408	(1,548,020)	0	0	1,164,388

Credit Suisse International	1,550,916	(44,542)	0	0	1,506,374

JPMorgan Chase Bank, NA	2,599,864	(1,870,636)	0	0	729,228

Morgan Stanley & Co., Inc.	1,187,136	0	0	0	1,187,136

Natwest Markets PLC	430,314	(271,776)	0	0	158,538

UBS AG	117,425	(117,425)	0	0	0

Total	$9,916,099	$(4,107,435)	$0	$0	$5,808,664	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$129,181	$0	$0	$0	$129,181

BNP Paribas SA	545,022	(545,022)	0	0	0

Citibank, NA	2,828,829	(2,828,829)	0	0	0

Credit Suisse International	738,285	(738,285)	0	0	0

Goldman Sachs Bank USA	2,323,803	0	(1,680,000)	0	643,803

JPMorgan Chase Bank, NA	3,985,245	(3,985,245)	0	0	0

Natwest Markets PLC	518,661	(518,661)	0	0	0

Royal Bank Of Canada	1,064,073	0	0	0	1,064,073

Standard Chartered Bank	813,263	0	0	0	813,263

2019 Annual Report	143

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$4,884	$(1,914)	$0	$0	$2,970

UBS AG	1,138,798	(247,857)	0	0	890,941

Total	$14,090,044	$(8,865,813)	$(1,680,000)	$0	$3,544,231	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

BNP Paribas SA	$2,804,429	$(545,022)	$0	$0	$2,259,407

Citibank, NA	5,732,238	(2,828,829)	0	0	2,903,409

Credit Suisse International	3,274,107	(738,285)	0	0	2,535,822

JPMorgan Chase Bank, NA	5,592,429	(3,985,245)	0	0	1,607,184

Morgan Stanley & Co., Inc.	2,562,915	0	0	0	2,562,915

Natwest Markets PLC	910,906	(518,661)	0	0	392,245

State Street Bank & Trust Co.	1,914	(1,914)	0	0	0

UBS AG	247,857	(247,857)	0	0	0

Total	$21,126,795	$(8,865,813)	$0	$0	$12,260,982	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$33,679	$(14,743)	$0	$0	$18,936

Barclays Bank PLC	195,927	(195,927)	0	0	0

BNP Paribas SA	45,389	(45,389)	0	0	0

Citibank, NA	600,283	(600,283)	0	0	0

Citigroup Global Markets, Inc.	147,332	(147,332)	0	0	0

Credit Suisse International	67,905	(67,905)	0	0	0

Deutsche Bank AG	4,158,067	(412,923)	0	0	3,745,144

Goldman Sachs Bank USA/Goldman Sachs International	413,663	(413,663)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	851,805	(851,805)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	149,420	(149,420)	0	0	0

Natwest Markets PLC	46,488	(46,488)	0	0	0

Royal Bank Of Canada	109,580	0	0	0	109,580

Societe Generale	11,460	0	0	0	11,460

Standard Chartered Bank	128,257	(55,920)	0	0	72,337

State Street Bank & Trust Co.	383,146	(383,146)	0	0	0

UBS AG	112,242	(26,884)	0	0	85,358

Total	$7,454,643	$(3,411,828)	$0	$0	$4,042,815	^

144	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$14,743	$(14,743)	$0	$0	$0

Barclays Bank PLC	251,579	(195,927)	0	0	55,652

BNP Paribas SA	557,153	(45,389)	0	0	511,764

Citibank, NA	816,794	(600,283)	0	0	216,511

Citigroup Global Markets, Inc.	828,627	(147,332)	0	(657,555)	23,740

Credit Suisse International	524,417	(67,905)	0	(247,240)	209,272

Deutsche Bank AG	412,923	(412,923)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	1,067,423	(413,663)	0	(653,760)	0

HSBC Bank USA	22,192	0	0	0	22,192

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,683,390	(851,805)	0	0	831,585

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	504,934	(149,420)	0	0	355,514

Natwest Markets PLC	134,852	(46,488)	0	0	88,364

Standard Chartered Bank	55,920	(55,920)	0	0	0

State Street Bank & Trust Co.	579,819	(383,146)	0	0	196,673

UBS AG	26,884	(26,884)	0	0	0

Total	$7,481,650	$(3,411,828)	$0	$(1,558,555)	$2,511,267	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$84,376	$(84,376)	$0	$0	$0

Citibank, NA	557,525	(557,525)	0	0	0

Deutsche Bank AG	479,396	(117,557)	(361,839)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	376,457	(105,366)	0	0	271,091

JPMorgan Chase Bank, NA	857,238	(857,238)	0	0	0

Royal Bank Of Canada	162,658	0	0	0	162,658

Standard Chartered Bank	55,881	0	0	0	55,881

UBS AG	152,453	(39,754)	0	0	112,699

Total	$2,725,984	$(1,761,816)	$(361,839)	$0	$602,329	^

2019 Annual Report	145

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$4,467,875	$0	$0	$(4,151,267)	$316,608

BNP Paribas SA	637,992	(84,376)	0	0	553,616

Citibank, NA	2,702,425	(557,525)	0	(1,245,082)	899,818

Citigroup Global Markets, Inc.	121,309	0	0	0	121,309

Credit Suisse International	649,941	0	0	(265,191)	384,750

Deutsche Bank AG	117,557	(117,557)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	105,366	(105,366)	0	0	0

JPMorgan Chase Bank, NA	4,434,144	(857,238)	0	(2,598,000)	978,906

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	781,875	0	0	(241,719)	540,156

Natwest Markets PLC	160,579	0	0	0	160,579

State Street Bank & Trust Co.	39,687	0	0	0	39,687

UBS AG	39,754	(39,754)	0	0	0

Total	$14,258,504	$(1,761,816)	$0	$(8,501,259)	$3,995,429	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$26,139	$(26,139)	$0	$0	$0

Citibank, NA	141,369	(141,369)	0	0	0

Deutsche Bank AG	137,501	(47,023)	0	0	90,478

Goldman Sachs Bank USA/Goldman Sachs International	110,013	(41,921)	0	0	68,092

JPMorgan Chase Bank, NA	264,504	(264,504)	0	0	0

Royal Bank Of Canada	48,541	0	0	0	48,541

Standard Chartered Bank	14,577	0	0	0	14,577

State Street Bank & Trust Co.	8,749	(8,749)	0	0	0

UBS AG	52,008	(12,230)	0	0	39,778

Total	$803,401	$(541,935)	$0	$0	$261,466	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,051,286	$0	$0	$(977,863)	$73,423

BNP Paribas SA	205,446	(26,139)	0	0	179,307

Citibank, NA	739,594	(141,369)	0	(260,206)	338,019

Citigroup Global Markets, Inc.	13,469	0	0	0	13,469

Credit Suisse International	232,954	0	0	0	232,954

146	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Deutsche Bank AG	$47,023	$(47,023)	$0	$0	$0

Goldman Sachs Bank USA/Goldman Sachs International	41,921	(41,921)	0	0	0

JPMorgan Chase Bank, NA	1,253,096	(264,504)	0	(476,344)	512,248

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	499,988	0	0	(306,920)	193,068

Natwest Markets PLC	51,536	0	0	0	51,536

State Street Bank & Trust Co.	23,122	(8,749)	0	0	14,373

UBS AG	12,230	(12,230)	0	0	0

Total	$4,171,665	$(541,935)	$0	$(2,021,333)	$1,608,397	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

BNP Paribas SA	$19,241	$(19,241)	$0	$0	$0

Citibank, NA	110,642	(110,642)	0	0	0

Deutsche Bank AG	107,771	(47,023)	0	0	60,748

Goldman Sachs Bank USA/Goldman Sachs International	78,197	(33,037)	0	0	45,160

JPMorgan Chase Bank, NA	199,597	(199,597)	0	0	0

Royal Bank Of Canada	37,168	0	0	0	37,168

Standard Chartered Bank	12,617	0	0	0	12,617

State Street Bank & Trust Co.	18,441	(18,441)	0	0	0

UBS AG	35,065	(9,081)	0	0	25,984

Total	$618,739	$(437,062)	$0	$0	$181,677	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$895,741	$0	$0	$(840,787)	$54,954

BNP Paribas SA	145,540	(19,241)	0	0	126,299

Citibank, NA	566,684	(110,642)	0	(251,140)	204,902

Citigroup Global Markets, Inc.	10,860	0	0	0	10,860

Credit Suisse International	177,885	0	0	0	177,885

Deutsche Bank AG	47,023	(47,023)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	33,037	(33,037)	0	0	0

JPMorgan Chase Bank, NA	949,949	(199,597)	0	(622,620)	127,732

2019 Annual Report	147

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$240,780	$0	$0	$0	$240,780

Natwest Markets PLC	37,544	0	0	0	37,544

State Street Bank & Trust Co.	23,510	(18,441)	0	0	5,069

UBS AG	9,081	(9,081)	0	0	0

Total	$3,137,634	$(437,062)	$0	$(1,714,547)	$986,025	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

PORTFOLIO	2019	2018
Overlay A

Distributions paid from:

Ordinary income	$21,093,519	$30,108,673

Long-term capital gains	45,307,130	0

Total distributions paid	$66,400,649	$30,108,673

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$43,993,489	$81,735,945

Long-term capital gains	49,726,586	28,778,260

Total distributions paid	$93,720,075	$110,514,205

Overlay B

Distributions paid from:

Ordinary income	$45,406,425	$29,464,635

Long-term capital gains	512,267	0

Total distributions paid	$45,918,692	$29,464,635

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$24,847,095	$31,823,192

Long-term capital gains	2,592,439	24,966,789

Total taxable distributions	27,439,534	56,789,981

Tax exempt distributions	26,971,666	21,598,889

Total distributions paid	$54,411,200	$78,388,870

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$6,624,803	$9,906,622

Long-term capital gains	2,822,085	6,412,132

Total taxable distributions	9,446,888	16,318,754

Tax exempt distributions	6,629,473	6,351,178

Total distributions paid	$16,076,361	$22,669,932

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$5,555,885	$7,872,729

Long-term capital gains	1,438,981	5,335,317

Total taxable distributions	6,994,866	13,208,046

Tax exempt distributions	5,474,752	4,817,080

Total distributions paid	$12,469,618	$18,025,126

2019 Annual Report	149

Notes to Financial Statements (continued)

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$12,941,157	$4,962,366	$(1,802,258)	$334,723,410	$350,824,675

Tax-Aware Overlay A	10,887,271	1,200,939	(433,927)	822,035,009	833,689,292

Overlay B	40,747,026	0	(16,331,882)	42,239,379	66,654,523

Tax-Aware Overlay B	26,667,252	0	(45,457,807)	126,414,084	107,623,529

Tax-Aware Overlay C	7,730,394	0	(13,693,853)	36,818,604	30,855,145

Tax-Aware Overlay N	5,913,494	0	(9,804,792)	27,735,855	23,844,557

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$19,963,141

Tax-Aware Overlay C	5,643,683

Tax-Aware Overlay N	4,333,320

(b)

As of September 30, 2019 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2019 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $1,802,258, $433,927, $16,331,882, $24,161,015, $8,771,308, and $4,601,461 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs, the accrual of foreign capital gains tax and the tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Tax-Aware Overlay B	$20,416,980	$879,812

Tax-Aware Overlay C	4,922,545	0

Tax-Aware Overlay N	4,457,653	745,678

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. Certain government and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

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Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

2019 Annual Report	151

Notes to Financial Statements (continued)

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was

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particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

2019 Annual Report	153

Notes to Financial Statements (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including AB mutual funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

LIBOR Risk—A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a

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desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2019, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios, with the exception of Class 1 of the Tax-Aware Overlay Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the years ended September 30, 2019 and September 30, 2018, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	9,190,439	12,093,833	$117,228,067	$165,915,521

Shares issued on reinvestment of dividends and distributions	4,215,667	1,484,524	50,166,438	20,337,972

Shares redeemed	(18,939,000)	(16,673,624)	(242,040,984)	(228,491,020)

Net decrease	(5,532,894)	(3,095,267)	$(74,646,479)	$(42,237,527)

2019 Annual Report	155

Notes to Financial Statements (continued)

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 2 Shares

Shares sold	2,669,455	5,132,696	$33,986,650	$70,830,459

Shares issued on reinvestment of dividends and distributions	1,085,343	411,456	12,926,434	5,641,063

Shares redeemed	(9,579,802)	(7,072,235)	(122,778,962)	(96,665,518)

Net decrease	(5,825,004)	(1,528,083)	$(75,865,878)	$(20,193,996)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	14,623,232	18,787,354	$195,731,614	$269,768,996

Shares issued on reinvestment of dividends and distributions	5,046,178	4,869,314	63,329,541	69,825,960

Shares redeemed	(34,087,552)	(26,084,478)	(456,581,580)	(374,825,752)

Net decrease	(14,418,142)	(2,427,810)	$(197,520,425)	$(35,230,796)

Class 2 Shares

Shares sold	6,644,184	7,003,433	$89,103,446	$100,831,390

Shares issued on reinvestment of dividends and distributions	1,708,329	1,464,083	21,473,698	21,024,237

Shares redeemed	(11,143,678)	(7,183,219)	(150,349,012)	(103,719,584)

Net increase (decrease)	(2,791,165)	1,284,297	$(39,771,868)	$18,136,043

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	9,310,581	12,381,994	$99,010,315	$136,142,849

Shares issued on reinvestment of dividends and distributions	3,176,067	1,807,577	32,173,565	19,829,121

Shares redeemed	(14,839,344)	(12,492,473)	(157,972,515)	(137,305,557)

Net increase (decrease)	(2,352,696)	1,697,098	$(26,788,635)	$18,666,413

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	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 2 Shares

Shares sold	3,254,276	5,480,949	$34,494,265	$60,575,118

Shares issued on reinvestment of dividends and distributions	770,186	452,799	7,809,683	4,971,736

Shares redeemed	(4,969,498)	(4,816,702)	(53,355,550)	(53,206,954)

Net increase (decrease)	(945,036)	1,117,046	$(11,051,602)	$12,339,900

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	9,487,672	13,559,264	$103,791,522	$153,062,500

Shares issued on reinvestment of dividends and distributions	2,989,077	4,291,814	31,385,306	48,068,311

Shares redeemed	(17,734,685)	(14,062,643)	(193,459,846)	(158,759,528)

Net increase (decrease)	(5,257,936)	3,788,435	$(58,283,018)	$42,371,283

Class 2 Shares

Shares sold	6,050,954	7,205,041	$65,925,364	$81,588,233

Shares issued on reinvestment of dividends and distributions	1,452,657	2,043,427	15,267,429	22,906,814

Shares redeemed	(10,628,112)	(7,058,248)	(115,870,373)	(79,942,447)

Net increase (decrease)	(3,124,501)	2,190,220	$(34,677,580)	$24,552,600

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	3,015,205	3,390,443	$33,090,226	$38,337,614

Shares issued on reinvestment of dividends and distributions	821,755	1,130,093	8,661,297	12,679,647

Shares redeemed	(4,436,161)	(3,189,718)	(48,590,911)	(36,199,159)

Net increase (decrease)	(599,201)	1,330,818	$(6,839,388)	$14,818,102

2019 Annual Report	157

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 2 Shares

Shares sold	1,445,869	1,428,049	$15,921,937	$16,241,092

Shares issued on reinvestment of dividends and distributions	500,029	706,021	5,275,304	7,928,617

Shares redeemed	(2,710,762)	(1,810,863)	(29,974,418)	(20,469,462)

Net increase (decrease)	(764,864)	323,207	$(8,777,177)	$3,700,247

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Class 1 Shares

Shares sold	2,421,992	3,629,230	$26,245,211	$40,800,618

Shares issued on reinvestment of dividends and distributions	856,292	1,186,021	8,931,131	13,224,131

Shares redeemed	(6,093,022)	(3,896,978)	(66,193,740)	(43,826,257)

Net increase (decrease)	(2,814,738)	918,273	$(31,017,398)	$10,198,492

Class 2 Shares

Shares sold	836,828	466,950	$9,103,924	$5,252,927

Shares issued on reinvestment of dividends and distributions	200,458	292,209	2,092,775	3,263,975

Shares redeemed	(1,020,103)	(799,118)	(11,173,999)	(9,012,938)

Net increase (decrease)	17,183	(39,959)	$22,700	$(496,036)

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and

158	Sanford C. Bernstein Fund, Inc.

interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2019 Annual Report	159

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

160	Sanford C. Bernstein Fund, Inc.

2019 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2019. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	71.32%	5.56%

Tax-Aware Overlay A	73.55%	7.69%

Overlay B	8.52%	43.78%

Tax-Aware Overlay B	27.29%	10.81%

Tax-Aware Overlay C	31.59%	12.04%

Tax-Aware Overlay N	25.95%	12.75%

For the taxable year ended September 30, 2019, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$21,093,519

Tax-Aware Overlay A	43,993,489

Overlay B	4,563,854

Tax-Aware Overlay B	9,862,184

Tax-Aware Overlay C	2,913,580

Tax-Aware Overlay N	2,150,146

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

2019 Annual Report	161

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Kathleen M. Fisher**

President

Bart Friedman*†

Director

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Fair Value Pricing Committee.
**	Ms. Fisher is expected to retire on or about March 31, 2020.
†	Mr. Friedman is expected to retire on or about December 31, 2019.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

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DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen M. Fisher,**† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2017)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2014. She has been the Head of Wealth and Investment Strategies of the Adviser’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	19	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 68 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,#*** 74 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2014 until 2017.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc., where he serves as Lead Director

2019 Annual Report	163

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
R. Jay Gerken,# 68 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

Jeffrey R. Holland,# 53 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 66 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on the leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

164	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
Michelle McCloskey,# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

Donald K. Peterson,# 70 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

* * Ms. Fisher is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Ms. Fisher is expected to retire on or about March 31, 2020.

* * * Mr. Friedman is expected to retire on or about December 31, 2019.

2019 Annual Report	165

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Kathleen M. Fisher, 65	President	See biography above.

Alexander Barenboym, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Daniel J. Loewy, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

* * The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

166	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business

2019 Annual Report	167

Board Consideration of Investment Management Arrangement (continued)

judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2019 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently

168	Sanford C. Bernstein Fund, Inc.

available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee

2019 Annual Report	169

Board Consideration of Investment Management Arrangement (continued)

reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

170	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Intermediate Duration Portfolio	.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

2019 Annual Report	171

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0919

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
Short Duration Plus Portfolio	2018	$15,229	$34	$4,651
	2019	$14,027	$458	$3,248
Intermediate Duration Portfolio	2018	$65,001	$—	$35,125
	2019	$65,466	$4,500	$29,685
Short Duration Diversified Muni Portfolio	2018	$3,924	$—	$4,180
	2019	$3,740	$—	$1,514
New York Muni Portfolio	2018	$42,861	$234	$18,853
	2019	$43,687	$458	$14,579
California Muni Portfolio	2018	$32,393	$138	$13,986
	2019	$33,319	$458	$10,383
Diversified Muni Portfolio	2018	$143,728	$1,915	$65,502
	2019	$146,507	$458	$55,094
Tax-Managed International Portfolio	2018	$80,862	$377	$90,669
	2019	$77,276	$458	$44,321
International Portfolio	2018	$41,057	$1,427	$90,448
	2019	$37,070	$458	$23,834
Emerging Markets Portfolio	2018	$29,312	$1,475	$40,040
	2019	$33,277	$1,500	$20,644
Overlay A	2018	$69,244	$—	$56,744
	2019	$69,244	$—	$56,044
Tax-Aware Overlay A	2018	$56,655	$—	$67,547
	2019	$56,655	$—	$55,975
Overlay B	2018	$79,244	$—	$52,538
	2019	$79,244	$—	$53,374
Tax-Aware Overlay B	2018	$56,655	$—	$52,096
	2019	$56,655	$—	$51,855
Tax-Aware Overlay C	2018	$56,655	$—	$52,096
	2019	$56,655	$—	$51,449
Tax-Aware Overlay N	2018	$56,655	$—	$52,096
	2019	$56,655	$—	$51,855

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Short Duration Plus Portfolio	2018	$3,863,066	$4,685
			$(34)
			$(4,651)
	2019	$3,736,592	$3,706
			$(458)
			$(3,248)
Intermediate Duration Portfolio	2018	$3,893,507	$35,125
			$—
			$(35,125)
	2019	$3,767,071	$34,185
			$(4,500)
			$(29,685)
Short Duration Diversified Muni Portfolio	2018	$3,862,562	$4,180
			$—
			$(4,180)
	2019	$3,734,400	$1,514
			$—
			$(1,514)
New York Muni Portfolio	2018	$3,877,469	$19,087
			(234)
			(18,853)
	2019	$3,747,923	$15,037
			$(458)
			$(14,579)
California Muni Portfolio	2018	$3,872,505	$14,124
			$(138)
			$(13,986)
	2019	$3,743,727	$10,841
			$(458)
			$(10,383)
Diversified Muni Portfolio	2018	$3,925,799	$67,417
			$(1,915)
			$(65,502)
	2019	$3,788,438	$55,552
			$(458)
			$(55,094)

Tax-Managed International Portfolio	2018	$3,949,428	$91,046

			$(377)
			$(90,669)

	2019	$3,777,665	$44,779

			$(458)
			$(44,321)

International Portfolio	2018	$3,950,257	$91,875

			$(1,427)
			$(90,448)

	2019	$3,757,178	$24,292

			$(458)
			$(23,834)

Emerging Markets Portfolio	2018	$3,899,897	$41,515

			$(1,475)
			$(40,040)

	2019	$3,755,030	$22,144

			$(1,500)
			$(20,644)
Overlay A	2018	$3,915,126	$56,744
			$—
			$(56,744)
	2019	$3,788,930	$56,044
			$—
			$(56,044)
Tax-Aware Overlay A	2018	$3,915,126	$56,744
			$—
			$(56,744)
	2019	$3,788,861	$55,975
			$—
			$(55,975)
Overlay B	2018	$3,910,920	$52,538
			$—
			$(52,538)
	2019	$3,786,260	$53,374
			$—
			$(53,374)
Tax-Aware Overlay B	2018	$3,910,478	$52,096
			$—
			$(52,096)
	2019	$3,784,741	$51,855
			$—
			$(51,855)
Tax-Aware Overlay C	2018	$3,910,478	$52,096
			$—
			$(52,096)
	2019	$3,784,335	$51,449
			$—
			$(51,449)
Tax-Aware Overlay N	2018	$3,910,478	$52,096
			$—
			$(52,096)
	2019	$3,784,741	$51,855
			$—
			$(51,855)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2019